UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                                 FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                               Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

100 Springdale Rd., Suite A3-416

                               Cherry Hill, NJ 08003

(Name and address of agent for service)

Registrant’s telephone number, including area code: 856-528-3500

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)    The Report to Shareholders is attached herewith.

(b)    Not applicable.

GOTHAM FUNDS

of

FundVantage Trust

Gotham Absolute Return Fund

Gotham Enhanced Return Fund

Gotham Neutral Fund

Gotham Index Plus Fund

Gotham Large Value Fund

Gotham Enhanced S&P 500 Index Fund

Gotham Hedged Core Fund

ANNUAL REPORT

September 30, 2021

Important Notice: As permitted by the Securities and Exchange Commission, paper copies of the Gotham Funds’ annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Gotham Funds or from your financial intermediary. Instead, annual and semi-annual shareholder reports are available on the Gotham Funds website (www.GothamFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Gotham Funds, call the Gotham Funds toll-free at 1 (877) 974-6852 or write to the Gotham Funds at Gotham Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029. Your election to receive shareholder reports in paper will apply to all Gotham Funds that you hold through the financial intermediary, or directly with the Gotham Funds.

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS

ANNUAL REPORT

AS OF SEPTEMBER 30, 2021

[THIS PAGE INTENTIONALLY LEFT BLANK.]

GOTHAM FUNDS

Important Information

The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

Each Gotham Fund covered by this report (each a "Fund") compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund, except Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund, will also use leverage to make additional investments which could result in greater losses than if the Fund were not leveraged. Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund and Gotham Index Plus Fund utilize one or more swap agreements in their investment programs. The use of derivatives, such as swaps, exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than a Fund’s initial investments. Certain Funds may invest in securities of large-, mid- and small-cap companies. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. Each Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.

A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

Annual Investment Adviser’s Report

September 30, 2021

(Unaudited)

Gotham Absolute Return Fund (GARIX)

Gotham Enhanced Return Fund (GENIX)

Gotham Neutral Fund (GONIX)

Gotham Index Plus Fund (GINDX)

Gotham Large Value Fund (GVALX)

Gotham Enhanced S&P 500 Index Fund (GSPFX)

Gotham Hedge Core Fund (GCHDX)

Dear Shareholder,

Equity markets continued to make gains for the year amidst economic reopening fueled by the COVID-19 vaccination momentum, specifically in developed markets. The S&P 500 and Russell 1000 returned 15.9% and 15.2% respectively for the YTD period ending 9/30/21. The Russell 2000, a small-cap benchmark returned 12.4% YTD. Continuing the value/growth reversal trend from Q4 2020, Russell 1000 Value benchmark beat the Russell 1000 Growth benchmark by approximately 2% YTD. This “value tailwind” helped us achieve positive long/short spreads in many of our strategies along with strong absolute performance.

The S&P 500 is currently trading at 27x Gotham’s proprietary cash flow metric. This is a similar level to Q3 2020, despite the market appreciating 30% over the previous year. Much of the effect that Covid had on corporate earnings has started to phase out of our trailing data. The Russell 2000 remains markedly more expensive, trading at 58x Gotham’s cash flow metric. From similar valuation levels in the past, we would expect modestly positive returns for the S&P 500 and flat to slightly negative returns for the Russell 2000.1

However, our expected forward index returns based on historical cash flow yields do not reflect two major factors that could lead to more optimistic, though still muted, future return expectations. Of course, interest rates are lower than average over the last 30 years. If investors believe rates will remain below the average for the last three decades (a thesis more in question given recent inflation concerns), some adjustment should logically be made to our valuation percentiles.

Second, based on one of our recent research projects, returns on capital are much higher today than they were 30 years ago. Specifically, returns on tangible capital on a position-weighted basis for the S&P 500 have grown from roughly 20% to close to 70% over the last 30 years. In short, that means that to grow 5%, companies would have to reinvest 25% of their cash flow in the early 90’s versus closer to 7% today. In other words, raw cash flows are worth about 24% more today (93%/75%). Adjusting today’s cash flow yields to reflect this fact, would move our valuation metric from the 4th percentile towards expensive over the last 30 years to closer to the 15th percentile. At the 15th percentile, expected two-year forward returns would be closer to 8-10% (without any adjustment for lower interest rates).

Also, worthwhile considering is that a significant portion of the companies in the Russell 2000 are cash flow negative and our research indicates that much of the speculative valuation in US equity markets exists further down the market capitalization spectrum. The mega-cap technology companies that dominate large cap benchmarks generally merit their premium valuations given strong business fundamentals. Importantly for us, our research indicates that a wide dispersion in valuations across the US equity universe should provide favorable conditions to construct long/short portfolios.

As a reminder, we are cash-flow-oriented investors and define value differently than Russell or Morningstar who emphasizes metrics such as low price/book and low price to sales. Similar to a private equity firm, we examine a company’s cash flow generation and then determine its all-in cost as if we were buying the entire business. On the long side, we are generally overweight stocks that are big cash generators with high returns on capital but remain out of favor for varying reasons. Conversely, we are generally short stocks that trade at multiples of 50, 100, or more times free cash flow or companies with negative cash flow. This continues to make overwhelming sense to us. We remain disciplined in our approach to managing portfolio risks and given valuation levels, we are very optimistic about the opportunity set for our long/short spreads over the coming period.

1As of October 27, 2021

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2021, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.

This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.

The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Performance by Fund

Gotham Absolute Return Fund (GARIX)

•	The Fund returned +16.26% (net) for the trailing twelve month period, the HFRX Equity Hedge Index returned +17.74% and the S&P 500 Total Return Index returned +30.00% over the same time period.

•	The spread for the period was -7.30%[2].

•	The long portfolio contributed +45.49% for the trailing twelve month period. The short portfolio detracted -27.11% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	10.28%	28.67%
	Consumer Discretionary	9.82%	21.03%

	Largest Detractors
Short	Consumer Discretionary	-5.78%	-10.64%
	Information Technology	-4.96%	-12.44%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Novavax Inc.	1.58%	1.20%
	Alphabet Inc.	1.04%	1.71%

Short	FuelCell Energy Inc.	0.24%	-0.30%
	Grocery Outlet Inc.	0.19%	-0.38%

	Largest Detractors

Long	DuPont De Nemours Inc.	-0.14%	0.43%
	Sage Therapeutics Inc.	-0.14%	0.17%

Short	Southwestern Energy Co.	-0.58%	-0.53%
	TripAdvisor Inc.	-0.52%	-0.32%

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Enhanced Return Fund (GENIX)

•	The Fund returned +26.73% (net) for the trailing twelve month period and the S&P 500 Total Return Index returned +30.00% over the same time period.

•	The spread for the period was -9.79%[2].

•	The long portfolio contributed +63.52% for the trailing twelve month period. The short portfolio detracted -34.24% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	15.36%	43.07%
	Consumer Discretionary	12.95%	29.26%

	Largest Detractors
Short	Consumer Discretionary	-7.34%	-13.10%
	Information Technology	-5.94%	-14.40%

Stock Contributors/Detractors

		Average Contribution	Average Exposure

	Largest Contributors

Long	Alphabet Inc.	2.05%	2.95%
	Novavax Inc.	1.74%	1.25%

Short	FuelCell Energy Inc.	0.30%	-0.35%
	Grocery Outlet Inc.	0.24%	-0.43%

	Largest Detractors
Long	DuPont De Nemours Inc.	-0.22%	0.63%
	Nielsen Holdings PLC	-0.18%	0.35%

Short	Southwestern Energy Co.	-0.73%	-0.66%
	TripAdvisor Inc.	-0.58%	-0.34%

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Neutral Fund (GONIX)

•	The Fund returned +1.42% (net) for the trailing twelve month period and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned +0.07% over the same time period.

•	The spread for the period was -6.91%2.

•	The long portfolio contributed +48.19% for the trailing twelve month period. The short portfolio detracted -44.86% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Consumer Discretionary	13.20%	24.87%
	Information Technology	9.07%	23.34%

	Largest Detractors
Short	Consumer Discretionary	-9.19%	-17.59%
	Information Technology	-9.15%	-21.04%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Signet Jewelers Ltd.	1.58%	1.09%
	Novavax Inc.	1.56%	1.24%

Short	FuelCell Energy Inc.	0.28%	-0.48%
	Proto Labs Inc.	0.22%	-0.38%

	Largest Detractors
Long	Yamana Gold Inc.	-0.29%	1.03%
	Nielsen Holdings PLC	-0.21%	0.34%

Short	Southwestern Energy Co.	-0.87%	-0.81%
	TripAdvisor Inc.	-0.84%	-0.52%

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Index Plus Fund (GINDX)

•	The Fund’s Institutional Class returned +26.82% (net) for the trailing twelve month period and the S&P 500 Total Return Index returned +30.00% over the same time period.

•	The spread for the period was -5.84%[2].

•	The long portfolio contributed +66.17% for the trailing twelve month period. The short portfolio detracted -37.52% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	12.22%	40.80%
	Financials	11.18%	20.66%

Short	Consumer Staples	0.76%	-3.99%

	Largest Detractors
Short	Energy	-6.44%	-5.49%
	Consumer Discretionary	-6.17%	-12.57%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Alphabet Inc.	2.89%	4.43%
	Microsoft Corp.	2.17%	6.23%

Short	Enphase Energy Inc.	0.30%	-1.09%
	FMC Corp.	0.29%	-0.85%

	Largest Detractors
Long	Nielsen Holdings PLC	-0.17%	0.75%
	Penn National Gaming Inc.	-0.15%	0.71%

Short	Fortinet Inc.	-1.29%	-1.15%
	Albemarle Corp.	-1.18%	-0.92%

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Large Value Fund (GVALX)

•	The Fund returned +30.83% (net) for the trailing twelve month period and the S&P Total Return Index returned +30.00% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Financials	6.74%	13.50%
	Industrials	5.82%	18.92%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Citigroup Inc.	1.08%	1.62%
	Blackrock Inc.	0.70%	1.53%

	Largest Detractors
Long	Intel Corp.	-0.12%	1.11%
	Lockheed Martin Corp.	-0.12%	0.92%

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Enhanced S&P 500 Index (GSPFX)

•	The Fund returned +26.17% (net) for the trailing twelve month period and the S&P 500 Total Return Index returned +30.00% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	7.91%	27.61%
	Communication Services	4.39%	13.27%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Alphabet Inc.	2.96%	4.44%
	Microsoft Corp.	2.19%	6.20%

	Largest Detractors
Long	Lockheed Martin Corp.	-0.17%	0.80%
	Cigna Corp.	-0.12%	0.18%

Annual Investment Adviser’s Report (Concluded)

September 30, 2021

(Unaudited)

Gotham Hedged Core Fund (GCHDX)

•	The Fund returned +14.56% (net) for the trailing twelve month period and the HFRX Equity Hedge Index returned +17.74% over the same time period.

•	The spread for the period was -12.49%[2].

•	The long portfolio contributed +29.01% for the trailing twelve month period. The short portfolio detracted -13.37% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Industrials	5.34%	17.93%
	Information Technology	5.12%	20.51%

Short	Consumer Staples	0.09%	-0.20%

	Largest Detractors
Short	Information Technology	-3.59%	-9.97%
	Health Care	-2.35%	-7.04%

Stock Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors
Long	Alphabet Inc.	1.90%	3.14%
	Microsoft Corp.	1.28%	3.89%

Short	Enphase Energy Inc.	0.20%	-0.76%
	Vertex Pharmaceuticals Inc.	0.14%	-0.60%

	Largest Detractors
Long	Clorox Co. (The)	-0.46%	2.52%
	C.H. Robinson Worldwide Inc.	-0.31%	1.30%

Short	Fortinet Inc.	-0.60%	-0.59%
	Western Digital Corp.	-0.53%	-0.70%

2 The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

GOTHAM FUNDS

Gotham Absolute Return Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Absolute Return Fund Institutional Class Shares

vs. Hedge Fund Research Inc. (“HFRX”) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	16.26%	4.03%	5.67%	6.77%*
HFRX Equity Hedge Index	17.74%	4.96%	4.90%	3.92%*	*

*	The Gotham Absolute Return Fund (the “Fund”) commenced operations on August 31, 2012.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 1.73% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). Gotham’s aggregate direct and indirect compensation from the Fund and any other investment companies advised or sub-advised by Gotham, does not exceed 1.50%, of the annual investment advisory fee, prior to February 1, 2021. The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Enhanced Return Fund Institutional Class Shares

vs. the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	26.73%	6.33%	9.87%	9.66%*
S&P 500® Total Return Index	30.00%	15.98%	16.89%	14.60%*	*

*	The Gotham Enhanced Return Fund (the “Fund”) commenced operations on May 31, 2013.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 1.67% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). Gotham’s aggregate direct and indirect compensation from the Fund and any other investment companies advised or sub-advised by Gotham, does not exceed 1.50%, of the annual investment advisory fee, prior to February 1, 2021. The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Neutral Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Neutral Fund Institutional Class Shares

vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	1.42%	-3.12%	-1.22%	-0.48%*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%	1.18%	1.16%	0.76%*	*

*	The Gotham Neutral Fund (the “Fund”) commenced operation on August 30, 2013.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 1.74% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”). The Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

GOTHAM FUNDS

Gotham Index Plus Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Index Plus Fund Institutional Class Shares

vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	26.82%	10.54%	15.12%	12.73%*
Investor Class Shares	26.39%	10.25%	14.83%	10.45%*
S&P 500® Total Return Index	30.00%	15.98%	16.89%	14.14%*	*

*	Institutional Class shares and Investor Class shares of the Gotham Index Plus Fund (the “Fund”) incepted on March 31, 2015 and December 29, 2017, respectively.
**	Benchmark performance is from inception date of the Fund’s Institutional Class shares only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class and Investor Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.25% and 1.15% for Institutional Class shares, respectively, and 1.50% and 1.40% for Investor Class shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.15% with respect to Institutional Class shares (on an annual basis) and 0.15% with respect to Investor Class shares (on an annual basis), of average daily net assets of the Fund (the “Expense Limitation”). Gotham’s aggregate direct and indirect compensation from the Fund and any other investment companies advised or sub-advised by Gotham, does not exceed 1.00%, the annual investment advisory fee, prior to February 1, 2021. The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Large Value Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Large Value Fund Institutional Class Shares

vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	30.83%	10.51%	13.49%	13.26%*
S&P 500® Total Return Index	30.00%	15.98%	16.89%	16.04%*	*

*	The Gotham Large Value Fund (the “Fund”) commenced operations on December 31, 2015.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 1.03% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.75% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Enhanced S&P 500 Index Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Gotham Enhanced S&P 500 Index Fund Institutional Shares Class

vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	Since Inception
Institutional Class Shares	26.17%	13.34%	16.48%*
S&P 500® Total Return Index	30.00%	15.98%	16.92%*	*

*	The Gotham Enhanced S&P 500 Index Fund (the “Fund”) commenced operations on December 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 0.65% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.50% for Institutional Class shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). Gotham’s aggregate direct and indirect compensation from the Fund and any other investment companies advised or sub-advised by Gotham, does not exceed 0.50%, the annual investment advisory fee, prior to February 1, 2021. The Expense Limitation will remain in place until January 31, 2023, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS

Gotham Hedged Core Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Hedged Core Fund Institutional Class Shares

vs. Hedge Fund Research Inc. (“HFRX”) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	14.56%	7.52%	9.74%	9.74%*
HFRX Equity Hedge Index	17.74%	4.96%	4.90%	4.90%*	*

*	The Gotham Hedged Core Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 0.85% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.85% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2021

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2021 through September 30, 2021.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Absolute Return Fund
Institutional Class
Actual	$1,000.00	$1,060.90	1.50%	$7.75
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59

Gotham Enhanced Return Fund
Institutional Class
Actual	$1,000.00	$1,091.20	1.50%	$7.86
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59

Gotham Neutral Fund
Institutional Class
Actual	$1,000.00	$1,035.60	1.50%	$7.65
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2021

(Unaudited)

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Index Plus Fund
Institutional Class
Actual	$1,000.00	$1,082.10	1.12%	$5.82
Hypothetical (5% return before expenses)	1,000.00	1,019.47	1.12%	5.65
Investor Class
Actual	$1,000.00	$1,080.60	1.37%	$7.12
Hypothetical (5% return before expenses)	1,000.00	1,018.22	1.37%	6.91

Gotham Large Value Fund
Institutional Class
Actual	$1,000.00	$1,054.30	0.75%	$3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.31	0.75%	3.80

Gotham Enhanced S&P 500 Index Fund
Institutional Class
Actual	$1,000.00	$1,077.80	0.50%	$2.59
Hypothetical (5% return before expenses)	1,000.00	1,022.58	0.50%	2.52

Gotham Hedged Core Fund
Institutional Class
Actual	$1,000.00	$1,057.50	1.67%	$8.61
Hypothetical (5% return before expenses)	1,000.00	1,016.70	1.67%	8.44

*

Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund, which do not short securities or use leverage.

**

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2021, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 365 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365 to reflect the period.

GOTHAM ABSOLUTE RETURN FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	12.8%	$63,800,302
Capital Goods	7.9	39,632,621
Health Care Equipment & Services	7.6	37,795,747
Media & Entertainment	7.2	36,117,578
Pharmaceuticals, Biotechnology & Life Sciences	7.2	35,769,085
Retailing	6.8	34,020,783
Technology Hardware & Equipment	6.2	31,219,073
Materials	5.8	28,829,399
Semiconductors & Semiconductor Equipment	5.2	26,087,564
Energy	4.7	23,677,216
Food, Beverage & Tobacco	3.9	19,353,387
Consumer Services	3.0	14,850,219
Consumer Durables & Apparel	2.6	12,993,544
Automobiles & Components	2.2	10,907,529
Transportation	2.1	10,326,344
Diversified Financials	2.0	9,810,783
Utilities	1.9	9,625,459
Commercial & Professional Services	1.6	8,230,994
Food & Staples Retailing	1.6	8,080,227
Household & Personal Products	1.2	6,014,345
Telecommunication Services	1.2	5,807,391

Total Common Stocks	94.7	472,949,590

Other Assets in Excess of Liabilities	5.3	26,579,261

NET ASSETS	100.0%	$499,528,851

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	13.0%	$29,469,089
Capital Goods	8.3	18,965,229
Health Care Equipment & Services	7.8	17,623,213
Pharmaceuticals, Biotechnology & Life Sciences	7.2	16,240,732
Retailing	6.8	15,357,388
Media & Entertainment	6.7	15,242,862
Technology Hardware & Equipment	5.7	12,995,974
Semiconductors & Semiconductor Equipment	5.6	12,817,360
Materials	5.2	11,896,753
Energy	4.5	10,283,433
Food, Beverage & Tobacco	3.9	8,747,744
Diversified Financials	3.0	6,893,369
Consumer Services	2.9	6,571,555
Consumer Durables & Apparel	2.6	5,882,074
Automobiles & Components	2.3	5,209,578
Utilities	2.1	4,863,052
Transportation	2.1	4,849,084
Commercial & Professional Services	1.6	3,697,270
Food & Staples Retailing	1.6	3,584,001
Telecommunication Services	1.3	2,941,917
Household & Personal Products	1.2	2,814,494

Total Common Stocks	95.4	216,946,171

Other Assets in Excess of Liabilities	4.6	10,372,420

NET ASSETS	100.0%	$227,318,591

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	10.0%	$4,021,180
Capital Goods	9.2	3,689,985
Health Care Equipment & Services	8.4	3,389,554
Pharmaceuticals, Biotechnology & Life Sciences	7.5	3,014,379
Materials	7.3	2,937,692
Retailing	6.9	2,762,555
Technology Hardware & Equipment	5.6	2,269,259
Energy	5.1	2,059,510
Media & Entertainment	4.9	1,969,262
Food, Beverage & Tobacco	4.2	1,672,526
Semiconductors & Semiconductor Equipment	3.9	1,586,325
Consumer Services	3.7	1,474,197
Consumer Durables & Apparel	3.4	1,360,649
Commercial & Professional Services	2.5	1,003,935
Utilities	2.4	974,647
Transportation	2.4	967,115
Automobiles & Components	2.0	800,152
Diversified Financials	1.6	652,381
Food & Staples Retailing	1.2	477,358
Household & Personal Products	1.1	427,508
Telecommunication Services	0.8	306,020

Total Common Stocks	94.1	37,816,189

Other Assets in Excess of Liabilities	5.9	2,352,001

NET ASSETS	100.0%	$40,168,190

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	10.3%	$47,203,749
Capital Goods	6.6	30,378,849
Retailing	6.6	30,273,870
Media & Entertainment	5.4	24,511,212
Health Care Equipment & Services	5.2	24,031,082
Pharmaceuticals, Biotechnology & Life Sciences	5.0	22,845,117
Food, Beverage & Tobacco	4.3	19,773,824
Energy	3.9	17,673,521
Materials	3.7	16,829,421
Diversified Financials	3.6	16,516,700
Semiconductors & Semiconductor Equipment	3.4	15,355,224
Utilities	3.3	15,283,802
Technology Hardware & Equipment	3.1	14,376,283
Real Estate	2.6	12,072,084
Banks	2.1	9,520,843
Insurance	2.0	8,962,882
Consumer Durables & Apparel	1.9	8,767,484
Consumer Services	1.9	8,724,421
Household & Personal Products	1.8	8,309,514
Transportation	1.8	8,139,339
Commercial & Professional Services	1.4	6,413,004
Telecommunication Services	1.2	5,351,810
Food & Staples Retailing	1.1	4,891,293
Automobiles & Components	0.3	1,393,760
Affiliated Equity Registered Investment Company	12.4	56,600,440

Total Investments	94.9	434,199,528

Other Assets in Excess of Liabilities	5.1	23,227,173

NET ASSETS	100.0%	$457,426,701

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Capital Goods	10.5%	$6,842,551
Diversified Financials	7.9	5,132,853
Retailing	7.4	4,838,297
Food, Beverage & Tobacco	7.2	4,690,467
Semiconductors & Semiconductor Equipment	6.9	4,535,418
Energy	6.7	4,374,532
Health Care Equipment & Services	6.5	4,258,964
Materials	6.3	4,123,576
Technology Hardware & Equipment	5.5	3,599,174
Pharmaceuticals, Biotechnology & Life Sciences	5.2	3,431,932
Software & Services	5.1	3,356,859
Banks	4.4	2,887,044
Transportation	3.6	2,385,730
Insurance	2.9	1,880,604
Media & Entertainment	2.7	1,746,949
Automobiles & Components	2.4	1,556,962
Consumer Durables & Apparel	1.7	1,118,442
Real Estate	1.7	1,114,493
Telecommunication Services	1.3	838,564
Food & Staples Retailing	1.0	628,257
Consumer Services	0.8	539,149
Commercial & Professional Services	0.6	405,773
Utilities	0.6	377,468
Household & Personal Products	0.5	303,786

Total Common Stocks	99.4	64,967,844

Other Assets in Excess of Liabilities	0.6	383,418

NET ASSETS	100.0%	$65,351,262

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Software & Services	15.0%	$2,335,068
Retailing	10.6	1,643,408
Media & Entertainment	10.3	1,599,787
Technology Hardware & Equipment	9.2	1,438,380
Pharmaceuticals, Biotechnology & Life Sciences	7.5	1,166,015
Capital Goods	6.6	1,023,579
Health Care Equipment & Services	5.8	909,291
Food, Beverage & Tobacco	5.4	847,851
Diversified Financials	3.9	607,210
Semiconductors & Semiconductor Equipment	3.4	533,561
Energy	3.2	501,365
Materials	3.1	480,599
Telecommunication Services	2.6	407,104
Automobiles & Components	2.4	372,008
Transportation	2.2	338,445
Food & Staples Retailing	2.0	314,472
Insurance	1.5	227,014
Real Estate	1.1	163,735
Consumer Durables & Apparel	0.9	143,329
Household & Personal Products	0.7	116,439
Consumer Services	0.7	104,809
Utilities	0.5	85,750
Banks	0.5	78,359
Commercial & Professional Services	0.3	39,351

Total Common Stocks	99.4	15,476,929

Other Assets in Excess of Liabilities	0.6	92,000

NET ASSETS	100.0%	$15,568,929

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Food, Beverage & Tobacco	20.6%	$1,687,949
Health Care Equipment & Services	14.2	1,164,705
Software & Services	12.7	1,037,742
Pharmaceuticals, Biotechnology & Life Sciences	12.3	1,003,099
Technology Hardware & Equipment	10.8	884,477
Media & Entertainment	9.4	772,609
Retailing	8.5	691,654
Capital Goods	7.3	599,474
Real Estate	5.5	448,580
Diversified Financials	5.0	405,938
Household & Personal Products	4.9	399,414
Food & Staples Retailing	4.2	341,148
Telecommunication Services	3.6	295,323
Utilities	3.4	276,079
Insurance	3.2	262,638
Consumer Durables & Apparel	3.0	248,712
Transportation	3.0	243,354
Consumer Services	2.8	231,214
Materials	1.8	146,505
Semiconductors & Semiconductor Equipment	1.6	126,903
Energy	1.1	87,872
Commercial & Professional Services	0.2	18,777
Automobiles & Components	0.0	3,268

Total Long Positions	139.1	11,377,434

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Household & Personal Products	(0.0)%	$(83)
Energy	(0.0)	(1,261)
Insurance	(0.3)	(23,284)
Transportation	(0.4)	(32,277)
Food, Beverage & Tobacco	(0.6)	(49,309)
Media & Entertainment	(0.7)	(54,519)
Consumer Durables & Apparel	(0.7)	(59,077)
Automobiles & Components	(0.7)	(59,574)
Technology Hardware & Equipment	(0.8)	(67,799)
Consumer Services	(0.9)	(72,909)
Commercial & Professional Services	(1.0)	(82,383)
Diversified Financials	(1.0)	(84,708)
Real Estate	(1.5)	(121,547)
Retailing	(1.9)	(152,655)
Pharmaceuticals, Biotechnology & Life Sciences	(1.9)	(152,703)
Capital Goods	(1.9)	(156,023)
Banks	(1.9)	(156,874)
Health Care Equipment & Services	(2.9)	(237,640)
Semiconductors & Semiconductor Equipment	(3.5)	(286,466)
Materials	(3.8)	(315,242)
Software & Services	(4.2)	(339,947)
Utilities	(9.6)	(783,424)

Total Short Positions	(40.2)	(3,289,704)

Other Assets in Excess of Liabilities	1.1	88,960

NET ASSETS	100.0%	$8,176,690

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 94.7%
Automobiles & Components — 2.2%
Adient PLC (Ireland)*	14,330	$593,978
American Axle & Manufacturing Holdings, Inc.*	78,118	688,220
Aptiv PLC (Jersey)*	5,212	776,432
Ford Motor Co.(a)*	139,296	1,972,431
General Motors Co.(a)*	55,380	2,919,080
Gentex Corp.	18,808	620,288
Gentherm, Inc.*	3,427	277,347
Goodyear Tire & Rubber Co. (The)*	285	5,044
Lear Corp.	1,247	195,131
Magna International, Inc. (Canada)	16,669	1,254,175
Tenneco, Inc., Class A*	49,484	706,137
Thor Industries, Inc.	309	37,933
Visteon Corp.*	5,639	532,265
Winnebago Industries, Inc.	4,542	329,068

		10,907,529

Capital Goods — 7.9%
3M Co.(a)	9,037	1,585,271
A.O. Smith Corp.	7,289	445,139
AAR Corp.*	5,888	190,948
AECOM*	12,081	762,915
Aerojet Rocketdyne Holdings, Inc.	2,596	113,056
Allegion PLC (Ireland)	2,252	297,669
Apogee Enterprises, Inc.	2,101	79,334
Applied Industrial Technologies, Inc.	2	180
Armstrong World Industries, Inc.	1,476	140,914
Atkore, Inc.*	11,609	1,009,054
Beacon Roofing Supply, Inc.*	10,223	488,250
Boise Cascade Co.	22,453	1,212,013
Carrier Global Corp.	16,564	857,353
Caterpillar, Inc.	3,473	666,712
Comfort Systems USA, Inc.	1,596	113,827
Crane Co.	3,767	357,149
Cummins, Inc.	2,174	488,193
Deere & Co.(a)	3,625	1,214,629
Dover Corp.	2,928	455,304
Dycom Industries, Inc.*	4,718	336,110
Eaton Corp. PLC (Ireland)	6,730	1,004,856
EMCOR Group, Inc.	390	44,998
Emerson Electric Co.	24,973	2,352,457
Enerpac Tool Group Corp.	569	11,795
ESCO Technologies, Inc.	1,322	101,794
Fortive Corp.	2,500	176,425
Generac Holdings, Inc.*	282	115,245
General Dynamics Corp.	7,163	1,404,163
General Electric Co.	14,695	1,514,026

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Graco, Inc.	206	$14,414
Granite Construction, Inc.	8,582	339,418
HEICO Corp.	2,921	385,192
Herc Holdings, Inc.*	1,234	201,710
Hillenbrand, Inc.	5,855	249,716
Honeywell International, Inc.	1,155	245,183
Howmet Aerospace, Inc.(a)	20,529	640,505
Huntington Ingalls Industries, Inc.	1,708	329,746
Ingersoll Rand, Inc.*	17,024	858,180
Johnson Controls International PLC (Ireland)	15,502	1,055,376
Kaman Corp.	654	23,328
L3Harris Technologies, Inc.	920	202,621
Lennox International, Inc.	3,887	1,143,439
Lockheed Martin Corp.(a)	5,826	2,010,553
Middleby Corp. (The)*	730	124,472
Mueller Industries, Inc.	18	740
MYR Group, Inc.*	231	22,984
Nordson Corp.	2,174	517,738
Northrop Grumman Corp.(a)	2,802	1,009,140
NOW, Inc.*	25,864	197,860
Oshkosh Corp.	8,121	831,347
Otis Worldwide Corp.	3,778	310,854
Owens Corning	19,480	1,665,540
Parker-Hannifin Corp.	2,488	695,695
Pentair PLC (Ireland)	14,521	1,054,660
Quanta Services, Inc.	178	20,260
RBC Bearings, Inc.*	571	121,166
Regal Rexnord Corp.	1,525	229,268
Resideo Technologies, Inc.*	11,829	293,241
Rockwell Automation, Inc.	1,192	350,496
Sensata Technologies Holding PLC (United Kingdom)*	7,817	427,746
Simpson Manufacturing Co., Inc.	1,840	196,825
Snap-on, Inc.	4,046	845,412
SPX FLOW, Inc.	1,083	79,167
Stanley Black & Decker, Inc.	6,808	1,193,510
Tecnoglass, Inc. (Cayman Islands)	2,957	64,256
Terex Corp.	12,502	526,334
Textron, Inc.	8,671	605,323
Toro Co. (The)	1,904	185,469
TPI Composites, Inc.*	7,248	244,620
Trane Technologies PLC (Ireland)	4,974	858,761
Triumph Group, Inc.*	4,667	86,946
Vicor Corp.*	926	124,232
Watsco, Inc.	326	86,266

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
WESCO International, Inc.*	5,556	$640,718
WW Grainger, Inc.	1,916	753,103
Xylem, Inc.	237	29,312

		39,632,621

Commercial & Professional Services — 1.6%
ABM Industries, Inc.	6,312	284,103
Brady Corp., Class A	3,929	199,200
Brink’s Co. (The)	5,783	366,064
CACI International, Inc., Class A*	23	6,028
CBIZ, Inc.*	754	24,384
Cintas Corp.	454	172,820
Clean Harbors, Inc.*	5,389	559,756
Copart, Inc.*	3,873	537,263
CoreCivic, Inc.*	14,368	127,875
Covanta Holding Corp.	10,946	220,234
Equifax, Inc.	540	136,847
Healthcare Services Group, Inc.	11,858	296,331
HNI Corp.	3,650	134,028
IHS Markit Ltd. (Bermuda)	429	50,030
Jacobs Engineering Group, Inc.	4,629	613,481
Korn Ferry	2,409	174,315
MSA Safety, Inc.	232	33,802
Nielsen Holdings PLC (United Kingdom)	106,741	2,048,360
Republic Services, Inc.	7,442	893,487
Robert Half International, Inc.	6,108	612,816
Rollins, Inc.	2,173	76,772
Science Applications International Corp.	3,022	258,562
Steelcase, Inc., Class A	703	8,914
Thomson Reuters Corp. (Canada)	3,311	365,799
Waste Management, Inc.	199	29,723

		8,230,994

Consumer Durables & Apparel — 2.6%
Acushnet Holdings Corp.	2,587	120,813
BRP, Inc., sub-voting shares (Canada)	1,227	113,718
Brunswick Corp.	9,370	892,680
Capri Holdings Ltd. (British Virgin Islands)*	2,308	111,730
Cavco Industries, Inc.*	394	93,276
Columbia Sportswear Co.	149	14,280
Deckers Outdoor Corp.*	32	11,526
DR Horton, Inc.	10,604	890,418
Garmin Ltd. (Switzerland)	2,303	358,024

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
G-III Apparel Group Ltd.*	13,884	$392,917
GoPro, Inc., Class A*	48,300	452,088
Hasbro, Inc.	9,999	892,111
Johnson Outdoors, Inc., Class A	156	16,505
Kontoor Brands, Inc.	3,653	182,467
La-Z-Boy, Inc.	1,850	59,626
Mattel, Inc.*	26,498	491,803
Mohawk Industries, Inc.(a)*	6,842	1,213,771
Newell Brands, Inc.	10,495	232,359
NIKE, Inc., Class B	10,353	1,503,566
Polaris, Inc.	455	54,445
PulteGroup, Inc.	7,711	354,089
Ralph Lauren Corp.	1,326	147,239
Skechers USA, Inc., Class A*	354	14,911
Skyline Champion Corp.*	8,407	504,924
Smith & Wesson Brands, Inc.	40,156	833,639
Sonos, Inc.*	13,071	422,978
Steven Madden Ltd.	2,336	93,814
Sturm Ruger & Co., Inc.	6,122	451,681
Tapestry, Inc.	9,425	348,914
Tempur Sealy International, Inc.	8,175	379,402
Tupperware Brands Corp.*	4,537	95,821
Under Armour, Inc., Class C*	16,529	289,588
Whirlpool Corp.	4,144	844,796
YETI Holdings, Inc.*	1,326	113,625

		12,993,544

Consumer Services — 3.0%
Adtalem Global Education, Inc.*	10,106	382,108
Airbnb, Inc., Class A*	1,180	197,945
Bloomin’ Brands, Inc.*	38,157	953,925
Booking Holdings, Inc.*	388	921,062
Boyd Gaming Corp.*	3,076	194,588
Brinker International, Inc.*	9,697	475,638
Choice Hotels International, Inc.	3,392	428,647
Cracker Barrel Old Country Store, Inc.	1,023	143,056
Dine Brands Global, Inc.*	6,072	493,107
Domino’s Pizza, Inc.	435	207,478
Expedia Group, Inc.*	499	81,786
Golden Entertainment, Inc.*	2,829	138,876
Graham Holdings Co., Class B	494	291,045
Grand Canyon Education, Inc.*	3,285	288,949
Hilton Worldwide Holdings, Inc.*	1,218	160,910
Houghton Mifflin Harcourt Co.*	9,721	130,553
Jack in the Box, Inc.	1,018	99,082

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value

COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Marriott International, Inc., Class A(a)*	9,104	$1,348,211
McDonald’s Corp.	6,147	1,482,103
Penn National Gaming, Inc.*	15,027	1,088,856
Perdoceo Education Corp.*	30,329	320,274
Red Rock Resorts, Inc., Class A*	16,732	857,013
Service Corp. International	6,779	408,503
Starbucks Corp.	5,384	593,909
Vail Resorts, Inc.	565	188,738
Wendy’s Co. (The)	21,589	468,049
Wyndham Hotels & Resorts, Inc.	11,490	886,913
Yum! Brands, Inc.	13,236	1,618,895

		14,850,219

Diversified Financials — 2.0%
Affiliated Managers Group, Inc.	1,464	221,196
Berkshire Hathaway, Inc., Class B*	1,511	412,412
BlackRock, Inc.	1,189	997,167
CME Group, Inc.	3,982	770,039
Federated Hermes, Inc.	5,566	180,895
Franklin Resources, Inc.	21,800	647,896
Invesco Ltd. (Bermuda)	30,084	725,325
Moody’s Corp.	3,697	1,312,842
MSCI, Inc.	425	258,544
Nasdaq, Inc.	7,140	1,378,163
S&P Global, Inc.	2,107	895,243
T Rowe Price Group, Inc.(a)	10,224	2,011,061

		9,810,783

Energy — 4.7%
Antero Resources Corp.*	11,519	216,672
APA Corp.	39,550	847,556
Archrock, Inc.	8,222	67,831
Baker Hughes Co.	45,261	1,119,305
Cactus, Inc., Class A	988	37,267
Canadian Natural Resources Ltd. (Canada)	18,427	673,323
Centennial Resource Development, Inc., Class A*	20,669	138,482
ChampionX Corp.*	31,327	700,472
Cimarex Energy Co.*	7,746	675,451
Clean Energy Fuels Corp.*	3,605	29,381
Continental Resources, Inc.	11,065	510,650
Coterra Energy, Inc.	10,867	236,466
Denbury, Inc.*	8,662	608,505
DHT Holdings, Inc. (Marshall Islands)	13,815	90,212

	Number of Shares	Value

COMMON STOCKS — (Continued)
Energy — (Continued)
EOG Resources, Inc.	19,580	$1,571,687
Equitrans Midstream Corp.	31,158	315,942
Exxon Mobil Corp.(a)	45,697	2,687,898
Green Plains, Inc.*	1,865	60,892
Halliburton Co.	43,138	932,644
Hess Corp.	16,435	1,283,738
Imperial Oil Ltd. (Canada)	6,036	190,496
Kosmos Energy Ltd.*	97,526	288,677
Magnolia Oil & Gas Corp., Class A	6,460	114,923
Marathon Oil Corp.	141,789	1,938,256
Marathon Petroleum Corp.	34,438	2,128,613
Oasis Petroleum, Inc.	1,678	166,827
Occidental Petroleum Corp.	24,320	719,386
Oceaneering International, Inc.*	43,098	574,065
ONEOK, Inc.	23,198	1,345,252
Ovintiv, Inc.	17,426	572,967
PDC Energy, Inc.	10,630	503,756
SFL Corp. Ltd. (Bermuda)	12,966	108,655
SM Energy Co.	30,825	813,163
Suncor Energy, Inc. (Canada)	16,054	332,960
Targa Resources Corp.	4,578	225,283
Vermilion Energy, Inc. (Canada)*	31,384	310,702
Whiting Petroleum Corp.*	3,084	180,136
World Fuel Services Corp.	10,670	358,725

		23,677,216

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	925	415,649
Kroger Co. (The)	11,524	465,915
Sprouts Farmers Market, Inc.*	23,686	548,805
Sysco Corp.	16,902	1,326,807
US Foods Holding Corp.*	180	6,239
Walgreens Boots Alliance, Inc.	15,115	711,161
Walmart, Inc.(a)	32,956	4,593,407
Weis Markets, Inc.	233	12,244

		8,080,227

Food, Beverage & Tobacco — 3.9%
Altria Group, Inc.	31,314	1,425,413
Archer-Daniels-Midland Co.	14,759	885,688
Brown-Forman Corp., Class B	1,856	124,371
Coca-Cola Co. (The)(a)	44,791	2,350,184
Coca-Cola Consolidated, Inc.	302	119,042
Constellation Brands, Inc., Class A	5,581	1,175,861
Darling Ingredients, Inc.*	18,580	1,335,902
General Mills, Inc.	4,439	265,541
Hershey Co. (The)	6,013	1,017,700

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
JM Smucker Co. (The)	47	$5,641
Kellogg Co.	2,311	147,719
Kraft Heinz Co. (The)(a)	66,029	2,431,188
Molson Coors Beverage Co., Class B	5,306	246,092
Mondelez International, Inc., Class A	27,520	1,601,114
Monster Beverage Corp.(a)*	17,647	1,567,583
PepsiCo, Inc.	10,910	1,640,973
Philip Morris International, Inc.	9,150	867,329
Sanderson Farms, Inc.	5,960	1,121,672
SunOpta, Inc. (Canada)*	25,439	227,170
Tyson Foods, Inc., Class A	9,065	715,591
Vector Group Ltd.	6,401	81,613

		19,353,387

Health Care Equipment & Services — 7.6%
Abbott Laboratories(a)	12,830	1,515,608
Acadia Healthcare Co., Inc.*	16,040	1,023,031
Addus HomeCare Corp.*	14	1,117
Alcon, Inc. (Switzerland)	12,130	976,101
Align Technology, Inc.*	1,973	1,312,893
Allscripts Healthcare Solutions, Inc.* .	10,905	145,800
Amedisys, Inc.*	2,342	349,192
AMN Healthcare Services, Inc.*	4,277	490,786
Anthem, Inc.(a)	5,851	2,181,253
Becton Dickinson and Co.	173	42,527
Boston Scientific Corp.*	28,307	1,228,241
Cerner Corp.	22,928	1,616,883
Cigna Corp.	4,310	862,690
Community Health Systems, Inc.*	8,164	95,519
CONMED Corp.	1,844	241,251
Cooper Cos., Inc. (The)	1,627	672,455
CryoLife, Inc.*	66	1,471
CVS Health Corp.	4,275	362,777
Danaher Corp.(a)	3,751	1,141,954
Dexcom, Inc.*	287	156,949
Doximity, Inc., Class A*	1,123	90,626
Edwards Lifesciences Corp.*	2,639	298,761
Ensign Group, Inc. (The)	1,844	138,097
Envista Holdings Corp.*	26,400	1,103,784
Fulgent Genetics, Inc.*	3,554	319,682
Globus Medical, Inc., Class A*	1,986	152,167
HCA Healthcare, Inc.	5,351	1,298,795
Henry Schein, Inc.*	4,393	334,571
Heska Corp.*	624	161,329
Hologic, Inc.(a)*	17,561	1,296,177

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
IDEXX Laboratories, Inc.*	2,918	$1,814,704
Inspire Medical Systems, Inc.*	1,249	290,867
Integra LifeSciences Holdings Corp.*	6,495	444,778
Intersect ENT, Inc.*	198	5,386
Intuitive Surgical, Inc.(a)*	1,287	1,279,471
Laboratory Corp. of America Holdings*	6,226	1,752,245
LeMaitre Vascular, Inc.	183	9,715
LivaNova PLC (United Kingdom)*	9,346	740,110
McKesson Corp.	5,474	1,091,406
MEDNAX, Inc.*	15,814	449,592
Medtronic PLC (Ireland)	22,150	2,776,502
Merit Medical Systems, Inc.*	5,835	418,953
ModivCare, Inc.*	314	57,029
National Research Corp.	23	970
Natus Medical, Inc.*	2,484	62,299
NextGen Healthcare, Inc.*	234	3,299
Omnicell, Inc.*	2,457	364,693
Owens & Minor, Inc.	2,043	63,925
Quest Diagnostics, Inc.	6,035	876,946
Select Medical Holdings Corp.	12,379	447,748
STAAR Surgical Co.*	7,912	1,016,929
Stryker Corp.	4,204	1,108,679
Tenet Healthcare Corp.*	536	35,612
Tivity Health, Inc.*	20,516	473,099
UnitedHealth Group, Inc.(a)	6,042	2,360,851
Veeva Systems, Inc., Class A*	824	237,452

		37,795,747

Household & Personal Products — 1.2%
Colgate-Palmolive Co.(a)	31,340	2,368,677
Coty, Inc., Class A*	42,793	336,353
Edgewell Personal Care Co.	5,626	204,224
Estee Lauder Cos., Inc. (The), Class A	4,182	1,254,307
Kimberly-Clark Corp.	3,596	476,254
Procter & Gamble Co. (The)	8,327	1,164,115
WD-40 Co.	909	210,415

		6,014,345

Materials — 5.8%
AdvanSix, Inc.*	2,073	82,402
Agnico Eagle Mines Ltd. (Canada)	17,556	910,279
Alamos Gold, Inc., Class A (Canada)	10,917	78,602
Amcor PLC (Jersey)	799	9,260

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Ashland Global Holdings, Inc.	3,280	$292,314
Avery Dennison Corp.	4,018	832,570
Avient Corp.	5,521	255,898
Axalta Coating Systems Ltd. (Bermuda)*	26,248	766,179
Ball Corp.	642	57,761
Carpenter Technology Corp.	3,929	128,635
Celanese Corp.	2,553	384,584
CF Industries Holdings, Inc.	6,404	357,471
Chemours Co. (The)	24,707	717,985
Corteva, Inc.	16,275	684,852
Domtar Corp.*	7,583	413,577
Dow, Inc.	22,072	1,270,464
DuPont de Nemours, Inc.(a)	50,647	3,443,490
Eagle Materials, Inc.	5,998	786,698
Eastman Chemical Co.	4,055	408,501
Ecovyst, Inc.	379	4,419
Ferro Corp.*	19,036	387,192
Freeport-McMoRan, Inc.(a)	31,597	1,027,850
GCP Applied Technologies, Inc.*	393	8,615
Graphic Packaging Holding Co.	14,335	272,938
Hecla Mining Co.	54,962	302,291
IAMGOLD Corp. (Canada)*	95,554	215,952
Ingevity Corp.*	6,000	428,220
Innospec, Inc.	2,064	173,830
International Paper Co.	12,984	726,065
Kaiser Aluminum Corp.	7	763
Kinross Gold Corp. (Canada)	33,439	179,233
Linde PLC (Ireland)	6,932	2,033,710
Livent Corp.*	17,867	412,906
Louisiana-Pacific Corp.	8,105	497,404
LyondellBasell Industries NV, Class A (Netherlands)	7,662	719,079
Martin Marietta Materials, Inc.	387	132,230
Minerals Technologies, Inc.	508	35,479
Mosaic Co. (The)	37,558	1,341,572
Newmont Corp.	12,465	676,850
Nucor Corp.	15,003	1,477,645
Nutrien Ltd. (Canada)	5,603	363,243
O-I Glass, Inc.*	55,528	792,385
Olin Corp.	15,844	764,473
PPG Industries, Inc.	1,537	219,806
Pretium Resources, Inc. (Canada)*	34,949	336,908
Reliance Steel & Aluminum Co.	705	100,406
Royal Gold, Inc.	928	88,615
Sealed Air Corp.	5,634	308,687

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Sensient Technologies Corp.	510	$46,451
Sherwin-Williams Co. (The)	3,749	1,048,708
Southern Copper Corp.	4,410	247,577
Trinseo SA (Luxembourg)	2,335	126,043
Westlake Chemical Corp.	4,582	417,604
Westrock Co.	5,833	290,658
Wheaton Precious Metals Corp. (Canada)	8,731	328,111
Worthington Industries, Inc.	7,855	413,959

		28,829,399

Media & Entertainment — 7.2%
Activision Blizzard, Inc.	19,862	1,537,120
Alphabet, Inc., Class A(a)*	3,241	8,664,878
Altice USA, Inc., Class A*	1,965	40,715
Cars.com, Inc.*	7,977	100,909
Charter Communications, Inc., Class A(a)*	2,909	2,116,472
Comcast Corp., Class A	26,066	1,457,871
Discovery, Inc., Class A*	3,745	95,048
DISH Network Corp., Class A*	33,244	1,444,784
Eventbrite, Inc., Class A*	3,322	62,819
Facebook, Inc., Class A(a)*	23,960	8,131,784
Fox Corp., Class A	26,270	1,053,690
Gannett Co., Inc.*	133	888
Gray Television, Inc.	2,864	65,357
Interpublic Group of Cos., Inc. (The)	31,169	1,142,967
Live Nation Entertainment, Inc.*	672	61,239
Madison Square Garden Sports Corp.*	1,463	272,045
Meredith Corp.*	3,614	201,300
Netflix, Inc.(a)*	4,544	2,773,385
News Corp., Class A(a)	39,682	933,718
Omnicom Group, Inc.	3,470	251,436
Scholastic Corp.	116	4,135
Snap, Inc., Class A*	10,382	766,918
Twitter, Inc.(a)*	45,603	2,753,965
ViacomCBS, Inc., Class B	8,782	346,977
Walt Disney Co. (The)*	4,398	744,010
World Wrestling Entertainment, Inc., Class A	5,410	304,367
Yelp, Inc.*	21,181	788,781

		36,117,578

Pharmaceuticals, Biotechnology & Life Sciences — 7.2%
AbbVie, Inc.(a)	11,929	1,286,781
AbCellera Biologics, Inc. (Canada)*	14,364	287,854

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Agilent Technologies, Inc.	10,005	$1,576,088
Atea Pharmaceuticals, Inc.*	8,057	282,478
Biogen, Inc.*	4,016	1,136,488
Bio-Rad Laboratories, Inc., Class A*	158	117,860
Bio-Techne Corp.	498	241,316
Bristol-Myers Squibb Co.	32,339	1,913,499
Bruker Corp.	2,908	227,115
Celldex Therapeutics, Inc.*	5,402	291,654
Charles River Laboratories International, Inc.*	2,127	877,749
Cortexyme, Inc.*	531	48,671
Dynavax Technologies Corp.*	24,323	467,245
Eli Lilly and Co.(a)	12,033	2,780,225
Fulcrum Therapeutics, Inc.*	475	13,400
Gilead Sciences, Inc.	11,215	783,368
Illumina, Inc.(a)*	5,647	2,290,480
Innoviva, Inc.*	6,291	105,122
IQVIA Holdings, Inc.*	377	90,306
Ironwood Pharmaceuticals, Inc.*	30,178	394,125
Johnson & Johnson(a)	26,553	4,288,309
Merck & Co., Inc.(a)	37,845	2,842,538
Mettler-Toledo International, Inc.*	32	44,075
Moderna, Inc.*	3,399	1,308,139
Organon & Co.	13,706	449,420
Pacira BioSciences, Inc.*	6,105	341,880
PerkinElmer, Inc.(a)	9,248	1,602,586
Pfizer, Inc.(a)	136,315	5,862,908
Prestige Consumer Healthcare, Inc.*	2,508	140,724
Prothena Corp. PLC (Ireland)*	7,769	553,386
Regeneron Pharmaceuticals, Inc.*	750	453,885
United Therapeutics Corp.*	1,528	282,038
Veracyte, Inc.*	9,655	448,475
Vertex Pharmaceuticals, Inc.*	3,861	700,347
Waters Corp.*	1,976	706,025
Zoetis, Inc.	2,743	532,526

		35,769,085

Retailing — 6.8%
Abercrombie & Fitch Co., Class A*	48	1,806
Academy Sports & Outdoors, Inc.*	1,994	79,800
Advance Auto Parts, Inc.	2,475	517,003
Amazon.com, Inc.(a)*	2,260	7,424,190
American Eagle Outfitters, Inc.	10,344	266,875
AutoNation, Inc.*	5,561	677,107
AutoZone, Inc.*	188	319,222

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Bath & Body Works, Inc.(a)	23,138	$1,458,388
Best Buy Co., Inc.	1,898	200,638
Buckle, Inc. (The)	1,108	43,866
Caleres, Inc.	2,023	44,951
Camping World Holdings, Inc., Class A	4,544	176,625
Dick’s Sporting Goods, Inc.	1,028	123,124
eBay, Inc.(a)	68,361	4,762,711
Etsy, Inc.(a)*	3,638	756,559
Foot Locker, Inc.	5,390	246,107
Genuine Parts Co.	3,736	452,915
Guess?, Inc.	20,433	429,297
Home Depot, Inc. (The)(a)	6,217	2,040,792
LKQ Corp.*	24,849	1,250,402
Lowe’s Cos., Inc.(a)	11,097	2,251,138
Macy’s, Inc.	24,692	558,039
MarineMax, Inc.*	9,390	455,603
National Vision Holdings, Inc.*	7	397
O’Reilly Automotive, Inc.*	1,282	783,379
Penske Automotive Group, Inc.	3,611	363,267
Qurate Retail, Inc., Series A	31,754	323,573
RH*	6	4,002
Ross Stores, Inc.	9,548	1,039,300
Shutterstock, Inc.	4,579	518,892
Signet Jewelers Ltd. (Bermuda)	19,747	1,559,223
Sonic Automotive, Inc., Class A	13,176	692,267
Target Corp.(a)	10,445	2,389,503
Ulta Beauty, Inc.*	3,597	1,298,229
Urban Outfitters, Inc.*	7,019	208,394
Victoria’s Secret & Co.*	2,421	133,785
Williams-Sonoma, Inc.	152	26,954
Zumiez, Inc.*	3,583	142,460

		34,020,783

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices, Inc.*	2,346	241,403
Amkor Technology, Inc.	841	20,983
Analog Devices, Inc.(a)	1,755	293,927
Applied Materials, Inc.(a)	25,873	3,330,631
Axcelis Technologies, Inc.*	1,381	64,949
Broadcom, Inc.	1,752	849,597
Brooks Automation, Inc.	997	102,043
Cohu, Inc.*	2,784	88,921
Enphase Energy, Inc.*	6,221	932,963
First Solar, Inc.*	4,840	462,026
Ichor Holdings Ltd. (Cayman Islands)*	10,730	440,896

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Intel Corp.(a)	43,932	$2,340,697
KLA Corp.	943	315,443
Lam Research Corp.	1,916	1,090,491
MACOM Technology Solutions Holdings, Inc.*	16,374	1,062,181
Microchip Technology, Inc.	1	154
Micron Technology, Inc.	28,508	2,023,498
MKS Instruments, Inc.	3,962	597,905
Monolithic Power Systems, Inc.	1,410	683,399
NVIDIA Corp.	4,569	946,514
NXP Semiconductors NV (Netherlands)	10,577	2,071,717
ON Semiconductor Corp.*	13,390	612,860
Onto Innovation, Inc.*	2,378	171,811
Power Integrations, Inc.	2,516	249,059
Qorvo, Inc.*	4,362	729,283
QUALCOMM, Inc.(a)	20,216	2,607,460
Rambus, Inc.*	10,528	233,722
Semtech Corp.*	1,332	103,856
Skyworks Solutions, Inc.(a)	9,045	1,490,435
Synaptics, Inc.*	2,831	508,816
Texas Instruments, Inc.(a)	4,916	944,904
Ultra Clean Holdings, Inc.*	71	3,025
Xilinx, Inc.	3,126	471,995

		26,087,564

Software & Services — 12.8%
Accenture PLC, Class A (Ireland)	4,393	1,405,409
ACI Worldwide, Inc.*	33	1,014
Adobe, Inc.*	4,701	2,706,460
Agilysys, Inc.*	331	17,331
ANSYS, Inc.*	3,069	1,044,841
Automatic Data Processing, Inc.(a)	20,885	4,175,329
Box, Inc., Class A*	36,472	863,292
Broadridge Financial Solutions, Inc.	1,893	315,450
Cadence Design Systems, Inc.(a)*	10,425	1,578,762
Cerence, Inc.*	9,617	924,290
CGI, Inc. (Canada)*	2,068	175,284
Cloudera, Inc.*	44,140	704,916
Cornerstone OnDemand, Inc.*	10,554	604,322
Descartes Systems Group, Inc. (The) (Canada)*	38	3,088
DocuSign, Inc.(a)*	1,118	287,807
Dolby Laboratories, Inc., Class A	7,334	645,392
Dropbox, Inc., Class A*	24,042	702,507
DXC Technology Co.*	28,535	959,061

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Elastic NV (Netherlands)*	760	$113,232
Fair Isaac Corp.*	1,835	730,202
Fiserv, Inc.(a)*	17,891	1,941,173
Fortinet, Inc.(a)*	7,873	2,299,231
Gartner, Inc.*	5,365	1,630,316
HubSpot, Inc.*	1,063	718,684
International Business Machines Corp.(a)	7,250	1,007,242
Intuit, Inc.(a)	4,417	2,383,016
Lightspeed Commerce, Inc. (Canada)*	7,727	745,115
Manhattan Associates, Inc.*	1,838	281,269
Maximus, Inc.	1,560	129,792
McAfee Corp., Class A	7,014	155,080
Microsoft Corp.(a)	23,803	6,710,542
MongoDB, Inc.*	3,341	1,575,315
NortonLifeLock, Inc.	48,784	1,234,235
Nutanix, Inc., Class A*	20,263	763,915
Open Text Corp. (Canada)	7,290	355,315
Oracle Corp.(a)	48,940	4,264,142
Palo Alto Networks, Inc.*	761	364,519
Paychex, Inc.(a)	21,221	2,386,301
PayPal Holdings, Inc.(a)*	8,875	2,309,364
Progress Software Corp.	710	34,925
PTC, Inc.*	5,556	665,553
ServiceNow, Inc.(a)*	6,936	4,316,065
Sprout Social, Inc., Class A*	6,892	840,479
SPS Commerce, Inc.*	1,620	261,322
Square, Inc., Class A(a)*	4,153	996,055
SS&C Technologies Holdings, Inc.	6,354	440,968
Synopsys, Inc.(a)*	5,853	1,752,447
Teradata Corp.*	11,230	644,040
TTEC Holdings, Inc.	438	40,966
Verint Systems, Inc.*	18,274	818,492
VeriSign, Inc.*	3,971	814,095
Visa, Inc., Class A	7,769	1,730,545
Western Union Co. (The)	35,358	714,939
Workiva, Inc.*	3,575	503,932
Xperi Holding Corp.	686	12,924

		63,800,302

Technology Hardware & Equipment — 6.2%
3D Systems Corp.*	54,706	1,508,244
Apple, Inc.(a)	54,497	7,711,326
Arista Networks, Inc.*	562	193,126
Benchmark Electronics, Inc.	4,594	122,706
CDW Corp.	1,634	297,421

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Cisco Systems, Inc.(a)	54,345	$2,957,998
Cognex Corp.	501	40,190
Coherent, Inc.*	5,662	1,416,010
Corning, Inc.	34,937	1,274,851
CTS Corp.	460	14,219
Diebold Nixdorf, Inc.*	24,502	247,715
EchoStar Corp., Class A*	6,644	169,488
Extreme Networks, Inc.*	44,678	440,078
Hewlett Packard Enterprise Co.	72,709	1,036,103
HP, Inc.(a)	72,054	1,971,398
Keysight Technologies, Inc.*	3,786	622,002
Knowles Corp.*	5,898	110,529
NetApp, Inc.	17,193	1,543,244
NETGEAR, Inc.*	1,127	35,963
Plantronics, Inc.*	6,847	176,036
Sanmina Corp.*	8,945	344,740
Seagate Technology Holdings PLC (Ireland)	15,124	1,248,033
SYNNEX Corp.	7,841	816,248
TE Connectivity Ltd. (Switzerland)	11,219	1,539,471
Trimble, Inc.*	7,257	596,888
TTM Technologies, Inc.*	17,648	221,835
Ubiquiti, Inc.	2,359	704,563
Vishay Intertechnology, Inc.	17,536	352,298
Vontier Corp.	20,039	673,310
Western Digital Corp.*	14,004	790,386
Xerox Holdings Corp.	27,447	553,606
Zebra Technologies Corp., Class A*	2,889	1,489,048

		31,219,073

Telecommunication Services — 1.2%
AT&T, Inc.	65,532	1,770,019
Gogo, Inc.*	28,370	490,801
IDT Corp., Class B*	72	3,021
Iridium Communications, Inc.*	2,272	90,539
Lumen Technologies, Inc.	22,848	283,087
Rogers Communications, Inc., Class B (Canada)	24	1,119
T-Mobile US, Inc.*	10,503	1,341,863
Verizon Communications, Inc.	33,826	1,826,942

		5,807,391

Transportation — 2.1%
Alaska Air Group, Inc.*	970	56,842
ArcBest Corp.	7,197	588,499
Atlas Air Worldwide Holdings, Inc.*	1,165	95,157

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Canadian Pacific Railway Ltd. (Canada)	3,320	$216,032
CSX Corp.(a)	91,553	2,722,786
Echo Global Logistics, Inc.*	10	477
Expeditors International of Washington, Inc.	2,670	318,077
FedEx Corp.(a)	828	181,572
Kansas City Southern	13	3,518
Kirby Corp.*	33	1,583
Norfolk Southern Corp.(a)	2,441	584,009
Old Dominion Freight Line, Inc.	2,859	817,617
Ryder System, Inc.	3,645	301,478
Schneider National, Inc., Class B	9,424	214,302
SkyWest, Inc.*	2,876	141,902
Southwest Airlines Co.*	299	15,378
Union Pacific Corp.	6,311	1,237,019
United Airlines Holdings, Inc.*	8,706	414,144
United Parcel Service, Inc., Class B	9,886	1,800,241
XPO Logistics, Inc.*	7,737	615,711

		10,326,344

Utilities — 1.9%
AES Corp. (The)	37,191	849,070
American Water Works Co., Inc.	1,583	267,590
Dominion Energy, Inc.(a)	13,480	984,310
Exelon Corp.	38,757	1,873,513
Fortis, Inc. (Canada)	424	18,796
MDU Resources Group, Inc.	3,067	90,998
NRG Energy, Inc.	34,802	1,420,966
PPL Corp.	79,584	2,218,802
Public Service Enterprise Group, Inc.	31,203	1,900,263
TransAlta Corp. (Canada)	109	1,151

		9,625,459

TOTAL COMMON STOCKS (Cost $415,695,765)		472,949,590

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.3%		26,579,261

NET ASSETS - 100.0%		$499,528,851

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC  Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Over-the-counter total return swaps outstanding as of September 30, 2021

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between July 23, 2025 and July 6, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (35.2)% of net assets as of September 30, 2021.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2021:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long
Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	362	$15,483	$15,005	$(473)
American Axle & Manufacturing Holdings, Inc.	Morgan Stanley	3,815	32,639	33,610	976
Aptiv PLC (Jersey)	Morgan Stanley	977	136,444	145,544	9,105
Ford Motor Co.	Morgan Stanley	93,688	817,635	1,326,622	508,993
General Motors Co.	Morgan Stanley	28,757	1,332,010	1,515,781	183,777
Gentex Corp.	Morgan Stanley	4,261	144,210	140,528	(3,048)
Gentherm, Inc.	Morgan Stanley	415	33,311	33,586	281
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	79	1,265	1,398	344
Lear Corp.	Morgan Stanley	307	47,805	48,039	285
Magna International, Inc. (Canada)	Morgan Stanley	4,232	345,776	318,416	(26,413)
Tenneco, Inc., Class A	Morgan Stanley	5,587	61,727	79,726	18,004
Thor Industries, Inc.	Morgan Stanley	81	10,068	9,944	(119)
Visteon Corp.	Morgan Stanley	1,444	155,723	136,299	(19,419)
Winnebago Industries, Inc.	Morgan Stanley	1,180	80,805	85,491	4,972

		145,185	3,214,901	3,889,989	677,265

Capital Goods
3M Co.	Morgan Stanley	5,237	865,670	918,675	83,066
A O Smith Corp.	Morgan Stanley	7,296	412,427	445,567	38,298
AAR Corp.	Morgan Stanley	1,156	38,948	37,489	(1,454)
AECOM	Morgan Stanley	1,475	93,496	93,146	(344)
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	650	27,218	28,307	1,146
Allegion PLC (Ireland)	Morgan Stanley	61	8,401	8,063	(302)
Apogee Enterprises, Inc.	Morgan Stanley	2,770	61,359	104,595	45,417
Applied Industrial Technologies, Inc.	Morgan Stanley	1	59	90	43
Armstrong World Industries, Inc.	Morgan Stanley	389	39,356	37,138	(2,213)
Atkore, Inc.	Morgan Stanley	6,678	192,849	580,452	412,688
Beacon Roofing Supply, Inc.	Morgan Stanley	2,657	130,691	126,898	(3,787)
Boise Cascade Co.	Morgan Stanley	3,096	159,896	167,122	10,290
Carrier Global Corp.	Morgan Stanley	4,347	238,329	225,001	(13,323)
Caterpillar, Inc.	Morgan Stanley	547	115,630	105,008	(10,096)
Comfort Systems U.S.A., Inc.	Morgan Stanley	260	19,985	18,543	(1,595)
Crane Co.	Morgan Stanley	814	77,711	77,175	(362)
Cummins, Inc.	Morgan Stanley	6,384	1,234,093	1,433,591	241,764
Deere & Co.	Morgan Stanley	122	38,783	40,879	2,460
Dover Corp.	Morgan Stanley	201	24,449	31,255	7,130

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Dycom Industries, Inc.	Morgan Stanley	42	$2,261	$2,992	$736
Eaton Corp. PLC (Ireland)	Morgan Stanley	1,772	286,534	264,577	(21,627)
EMCOR Group, Inc.	Morgan Stanley	106	9,561	12,230	2,801
Emerson Electric Co.	Morgan Stanley	5,275	519,300	496,905	(21,784)
Enerpac Tool Group Corp.	Morgan Stanley	146	3,381	3,027	(343)
ESCO Technologies, Inc.	Morgan Stanley	345	29,586	26,565	(2,988)
Fortive Corp.	Morgan Stanley	1,755	105,881	123,850	18,467
Generac Holdings, Inc.	Morgan Stanley	26	7,657	10,625	2,974
General Dynamics Corp.	Morgan Stanley	1,816	312,018	355,990	46,210
General Electric Co.	Morgan Stanley	3,463	359,454	356,793	(2,379)
Graco, Inc.	Morgan Stanley	54	3,912	3,778	(129)
Granite Construction, Inc.	Morgan Stanley	1,867	71,335	73,840	3,191
HEICO Corp.	Morgan Stanley	747	93,958	98,507	4,906
Herc Holdings, Inc.	Morgan Stanley	1,099	45,237	179,643	163,894
Hillenbrand, Inc.	Morgan Stanley	1,542	67,217	65,766	(1,199)
Honeywell International, Inc.	Morgan Stanley	266	55,221	56,466	2,185
Howmet Aerospace, Inc.	Morgan Stanley	3,184	55,530	99,341	61,318
Huntington Ingalls Industries, Inc.	Morgan Stanley	401	76,292	77,417	1,643
Ingersoll Rand, Inc.	Morgan Stanley	3,288	159,168	165,748	6,585
Johnson Controls International PLC (Ireland)	Morgan Stanley	8,220	416,314	559,618	150,575
Kaman Corp.	Morgan Stanley	159	5,727	5,672	(33)
L3Harris Technologies, Inc.	Morgan Stanley	228	52,438	50,215	(1,716)
Lennox International, Inc.	Morgan Stanley	889	288,054	261,517	(25,614)
Lockheed Martin Corp.	Morgan Stanley	1,498	527,588	516,960	(2,589)
Middleby Corp. (The)	Morgan Stanley	215	33,294	36,660	3,295
Mueller Industries, Inc.	Morgan Stanley	7	191	288	114
MYR Group, Inc.	Morgan Stanley	57	5,749	5,672	(73)
Nordson Corp.	Morgan Stanley	543	123,823	129,315	5,650
Northrop Grumman Corp.	Morgan Stanley	1,047	321,204	377,077	62,270
NOW, Inc.	Morgan Stanley	23,147	192,595	177,075	(15,869)
Oshkosh Corp.	Morgan Stanley	1,821	215,524	186,416	(28,743)
Otis Worldwide Corp.	Morgan Stanley	1,000	87,671	82,280	(5,280)
Owens Corning	Morgan Stanley	4,049	390,003	346,189	(43,099)
Parker-Hannifin Corp.	Morgan Stanley	1,961	505,759	548,335	48,210
Pentair PLC (Ireland)	Morgan Stanley	3,624	179,157	263,211	86,985
Quanta Services, Inc.	Morgan Stanley	47	5,383	5,350	8
RBC Bearings, Inc.	Morgan Stanley	169	20,852	35,862	15,015
Regal Beloit Corp.	Morgan Stanley	399	57,668	59,986	2,544
Resideo Technologies, Inc.	Morgan Stanley	2,940	82,674	72,883	(9,786)
Rockwell Automation, Inc.	Morgan Stanley	312	95,980	91,740	(4,205)
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	1,905	107,324	104,242	(3,078)
Simpson Manufacturing Co., Inc.	Morgan Stanley	28	3,031	2,995	(56)
Snap-on, Inc.	Morgan Stanley	2,471	378,724	516,315	151,353
SPX FLOW, Inc.	Morgan Stanley	7,594	303,741	555,121	257,017
Stanley Black & Decker, Inc.	Morgan Stanley	2,429	432,106	425,828	(1,207)
Tecnoglass, Inc. (Cayman Islands)	Morgan Stanley	768	17,076	16,689	(362)
Terex Corp.	Morgan Stanley	3,107	149,147	130,805	(17,647)
Textron, Inc.	Morgan Stanley	2,170	146,964	151,488	4,600
Toro Co. (The)	Morgan Stanley	527	47,436	51,335	4,392

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
TPI Composites, Inc.	Morgan Stanley	2,146	$87,138	$72,427	$(14,705)
Trane Technologies PLC (Ireland)	Morgan Stanley	586	89,323	101,173	12,609
Triumph Group, Inc.	Morgan Stanley	1,179	21,905	21,965	64
Vicor Corp.	Morgan Stanley	234	19,179	31,393	12,220
Watsco, Inc.	Morgan Stanley	103	23,021	27,256	4,875
WESCO International, Inc.	Morgan Stanley	1,461	168,240	168,483	248
WW Grainger, Inc.	Morgan Stanley	500	212,408	196,530	(15,765)
Xylem, Inc.	Morgan Stanley	63	7,949	7,792	(90)

		150,938	11,865,213	13,347,212	1,705,414

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	10,137	364,937	456,266	99,361
Brady Corp., Class A	Morgan Stanley	706	37,222	35,794	(1,409)
Brink’s Co. (The)	Morgan Stanley	833	63,584	52,729	(10,560)
CACI International, Inc., Class A	Morgan Stanley	6	1,212	1,573	366
CBIZ, Inc.	Morgan Stanley	200	6,608	6,468	(135)
Cintas Corp.	Morgan Stanley	257	83,305	97,830	16,664
Clean Harbors, Inc.	Morgan Stanley	925	93,067	96,080	3,018
Copart, Inc.	Morgan Stanley	436	58,830	60,482	1,657
CoreCivic, Inc.	Morgan Stanley	3,779	36,719	33,633	(3,081)
Covanta Holding Corp.	Morgan Stanley	225	1,811	4,527	2,776
Equifax, Inc.	Morgan Stanley	112	28,680	28,383	(271)
Healthcare Services Group, Inc.	Morgan Stanley	743	15,628	18,568	3,880
HNI Corp.	Morgan Stanley	654	28,096	24,015	(3,941)
IHS Markit Ltd. (Bermuda)	Morgan Stanley	112	13,163	13,061	(96)
Jacobs Engineering Group, Inc.	Morgan Stanley	1,598	194,326	211,783	18,002
Korn Ferry	Morgan Stanley	635	46,667	45,949	(669)
MSA Safety, Inc.	Morgan Stanley	59	8,615	8,596	(14)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	20,352	505,057	390,555	(112,845)
Republic Services, Inc.	Morgan Stanley	4,070	351,722	488,644	145,639
Robert Half International, Inc.	Morgan Stanley	1,565	134,827	157,016	23,165
Rollins, Inc.	Morgan Stanley	571	20,670	20,173	(206)
Science Applications International Corp.	Morgan Stanley	791	67,630	67,678	52
Steelcase, Inc., Class A	Morgan Stanley	179	1,936	2,270	811
Thomson Reuters Corp. (Canada)	Morgan Stanley	1,709	141,384	188,810	49,309
Waste Management, Inc.	Morgan Stanley	52	7,913	7,767	(141)

		50,706	2,313,609	2,518,650	231,332

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	680	35,241	31,756	(3,402)
BRP, Inc., sub-voting shares (Canada)	Morgan Stanley	155	12,191	14,365	2,206
Brunswick Corp.	Morgan Stanley	1,158	113,222	110,323	(2,775)
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	4,953	95,332	239,775	144,448
Cavco Industries, Inc.	Morgan Stanley	380	67,848	89,961	22,417
Columbia Sportswear Co.	Morgan Stanley	39	3,872	3,738	(129)
Deckers Outdoor Corp.	Morgan Stanley	8	2,948	2,882	(61)
DR Horton, Inc.	Morgan Stanley	400	30,808	33,588	2,978
Garmin Ltd. (Switzerland)	Morgan Stanley	773	78,674	120,171	43,306
G-III Apparel Group Ltd.	Morgan Stanley	15,777	177,599	446,489	268,895
GoPro, Inc., Class A	Morgan Stanley	8,251	86,554	77,229	(9,319)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Hasbro, Inc.	Morgan Stanley	2,609	$256,493	$232,775	$(23,258)
Johnson Outdoors, Inc., Class A	Morgan Stanley	45	5,126	4,761	(360)
Kontoor Brands, Inc.	Morgan Stanley	260	5,416	12,987	12,755
La-Z-Boy, Inc.	Morgan Stanley	643	20,242	20,724	1,133
Mattel, Inc.	Morgan Stanley	5,721	111,680	106,182	(5,493)
Mohawk Industries, Inc.	Morgan Stanley	1,577	199,010	279,760	80,755
Newell Brands, Inc.	Morgan Stanley	3,545	78,410	78,486	2,556
NIKE, Inc., Class B	Morgan Stanley	668	92,054	97,014	5,330
Polaris, Inc.	Morgan Stanley	122	11,234	14,599	4,520
PulteGroup, Inc.	Morgan Stanley	1,382	75,258	63,461	(11,559)
Ralph Lauren Corp.	Morgan Stanley	350	39,877	38,864	(801)
Skechers U.S.A., Inc., Class A	Morgan Stanley	96	4,336	4,044	(287)
Skyline Champion Corp.	Morgan Stanley	1,911	90,621	114,775	24,159
Smith & Wesson Brands, Inc.	Morgan Stanley	11,077	213,800	229,959	18,173
Sonos, Inc.	Morgan Stanley	3,391	118,897	109,733	(9,159)
Steven Madden Ltd.	Morgan Stanley	614	12,078	24,658	15,048
Sturm Ruger & Co., Inc.	Morgan Stanley	1,801	117,752	132,878	20,195
Tapestry, Inc.	Morgan Stanley	2,471	101,870	91,476	(9,970)
Tempur Sealy International, Inc.	Morgan Stanley	2,148	92,013	99,689	8,118
Tupperware Brands Corp.	Morgan Stanley	1,075	15,316	22,704	7,397
Under Armour, Inc., Class C	Morgan Stanley	4,309	86,527	75,494	(11,028)
Whirlpool Corp.	Morgan Stanley	1,541	287,285	314,148	32,882
YETI Holdings, Inc.	Morgan Stanley	578	38,202	49,529	11,332

		80,508	2,777,786	3,388,977	641,002

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	7,112	187,641	268,905	81,425
Airbnb, Inc., Class A	Morgan Stanley	90	12,893	15,098	10,032
Bloomin’ Brands, Inc.	Morgan Stanley	82	2,029	2,050	26
Booking Holdings, Inc.	Morgan Stanley	68	145,316	161,423	16,113
Boyd Gaming Corp.	Morgan Stanley	426	23,963	26,949	2,991
Brinker International, Inc.	Morgan Stanley	1,156	67,099	56,702	(10,392)
Choice Hotels International, Inc.	Morgan Stanley	715	84,101	90,355	6,420
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	266	38,221	37,197	(1,018)
Domino’s Pizza, Inc.	Morgan Stanley	115	56,198	54,850	(1,343)
Expedia Group, Inc.	Morgan Stanley	1,121	138,160	183,732	45,578
Golden Entertainment, Inc.	Morgan Stanley	439	19,123	21,551	2,452
Graham Holdings Co., Class B	Morgan Stanley	379	183,500	223,292	41,328
Grand Canyon Education, Inc.	Morgan Stanley	877	74,777	77,141	2,138
Hilton Worldwide Holdings, Inc.	Morgan Stanley	423	50,965	55,883	4,923
Houghton Mifflin Harcourt Co.	Morgan Stanley	2,546	34,361	34,193	(163)
Jack in the Box, Inc.	Morgan Stanley	1,371	123,271	133,439	12,476
Marriott International, Inc., Class A	Morgan Stanley	2,370	305,950	350,973	48,775
McDonald’s Corp.	Morgan Stanley	1,480	333,953	356,843	25,940
Penn National Gaming, Inc.	Morgan Stanley	3,902	286,065	282,739	(3,321)
Perdoceo Education Corp.	Morgan Stanley	4,252	49,631	44,901	(4,730)
Red Rock Resorts, Inc., Class A	Morgan Stanley	219	7,280	11,217	3,942
Service Corp. International	Morgan Stanley	1,829	86,055	110,216	25,633
Starbucks Corp.	Morgan Stanley	1,235	146,856	136,233	(9,770)
Vail Resorts, Inc.	Morgan Stanley	105	32,396	35,075	2,684

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Wendy’s Co. (The)	Morgan Stanley	5,517	$127,076	$119,609	$(7,066)
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	3,020	213,459	233,114	20,683
Yum! Brands, Inc.	Morgan Stanley	7,575	752,994	926,498	188,715

		48,690	3,583,333	4,050,178	504,471

Diversified Financials
Affiliated Managers Group, Inc.	Morgan Stanley	72	10,928	10,878	(44)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	15,866	3,497,446	4,330,466	833,025
BlackRock, Inc.	Morgan Stanley	1,000	558,562	838,660	319,811
CME Group, Inc.	Morgan Stanley	952	180,972	184,098	3,980
Federated Hermes, Inc.	Morgan Stanley	2,834	65,441	92,105	32,400
Franklin Resources, Inc.	Morgan Stanley	2,529	77,013	75,162	(776)
Invesco Ltd. (Bermuda)	Morgan Stanley	7,024	181,312	169,349	(10,039)
Moody’s Corp.	Morgan Stanley	862	316,535	306,105	(9,916)
MSCI, Inc.	Morgan Stanley	112	71,776	68,134	(3,636)
Nasdaq, Inc.	Morgan Stanley	2,394	312,989	462,090	153,536
S&P Global, Inc.	Morgan Stanley	510	219,172	216,694	(2,085)
T Rowe Price Group, Inc.	Morgan Stanley	2,779	462,839	546,629	98,554

		36,934	5,954,985	7,300,370	1,414,810

Energy
Antero Resources Corp.	Morgan Stanley	17,542	160,834	329,965	169,136
APA Corp.	Morgan Stanley	3,908	68,618	83,748	15,191
Archrock, Inc.	Morgan Stanley	16,867	147,979	139,153	(1,004)
Baker Hughes Co.	Morgan Stanley	8,646	183,320	213,816	31,809
Cabot Oil & Gas Corp.	Morgan Stanley	2,548	37,335	55,444	25,448
Cactus, Inc., Class A	Morgan Stanley	300	5,481	11,316	5,969
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	12,494	230,336	456,531	238,525
Centennial Resource Development, Inc., Class A	Morgan Stanley	2,985	17,151	20,000	2,902
ChampionX Corp.	Morgan Stanley	7,505	169,301	167,812	(1,484)
Cimarex Energy Co.	Morgan Stanley	1,813	119,847	158,094	38,942
Clean Energy Fuels Corp.	Morgan Stanley	7,520	19,242	61,288	44,945
Continental Resources, Inc.	Morgan Stanley	1,597	52,692	73,702	21,165
Denbury, Inc.	Morgan Stanley	2,273	162,190	159,678	(2,507)
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	21,652	112,946	141,388	33,676
EOG Resources, Inc.	Morgan Stanley	6,621	304,901	531,468	244,907
Equitrans Midstream Corp.	Morgan Stanley	8,156	68,337	82,702	14,370
Exxon Mobil Corp.	Morgan Stanley	11,479	644,787	675,195	47,869
Green Plains, Inc.	Morgan Stanley	434	10,562	14,170	3,613
Halliburton Co.	Morgan Stanley	9,294	159,868	200,936	50,362
Hess Corp.	Morgan Stanley	3,841	299,082	300,021	2,444
Imperial Oil Ltd. (Canada)	Morgan Stanley	1,063	34,278	33,548	(532)
Marathon Oil Corp.	Morgan Stanley	36,622	413,388	500,623	88,963
Marathon Petroleum Corp.	Morgan Stanley	11,522	564,457	712,175	157,701
Oasis Petroleum, Inc.	Morgan Stanley	440	37,972	43,745	5,824
Occidental Petroleum Corp.	Morgan Stanley	36,349	551,879	1,075,203	524,680
Oceaneering International, Inc.	Morgan Stanley	10,646	137,120	141,805	4,690
ONEOK, Inc.	Morgan Stanley	6,092	318,926	353,275	36,370
Ovintiv, Inc.	Morgan Stanley	4,601	115,841	151,281	37,159
PDC Energy, Inc.	Morgan Stanley	2,268	93,170	107,481	14,820

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
SFL Corp. Ltd. (Bermuda)	Morgan Stanley	3,393	$27,271	$28,433	$1,489
SM Energy Co.	Morgan Stanley	17,698	104,129	466,873	362,926
Suncor Energy, Inc. (Canada)	Morgan Stanley	4,174	93,700	86,569	(6,695)
Targa Resources Corp.	Morgan Stanley	1,242	53,249	61,119	8,010
Vermilion Energy, Inc. (Canada)	Morgan Stanley	8,679	57,115	85,922	28,895
Whiting Petroleum Corp.	Morgan Stanley	812	27,342	47,429	20,093
World Fuel Services Corp.	Morgan Stanley	9,602	256,831	322,819	72,500

		302,678	5,861,477	8,094,727	2,343,171

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	242	109,784	108,743	(1,035)
Kroger Co. (The)	Morgan Stanley	2,927	121,111	118,339	(2,550)
Sprouts Farmers Market, Inc.	Morgan Stanley	8,214	178,909	190,318	11,407
Sysco Corp.	Morgan Stanley	4,139	289,087	324,911	40,737
U.S. Foods Holding Corp.	Morgan Stanley	44	957	1,525	574
Walgreens Boots Alliance, Inc.	Morgan Stanley	4,016	162,516	188,953	32,722
Walmart, Inc.	Morgan Stanley	4,074	569,045	567,834	3,169
Weis Markets, Inc.	Morgan Stanley	64	3,485	3,363	(117)

		23,720	1,434,894	1,503,986	84,907

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	6,270	274,289	285,410	29,496
Archer-Daniels-Midland Co.	Morgan Stanley	1,996	116,454	119,780	4,507
Brown-Forman Corp., Class B	Morgan Stanley	488	33,557	32,701	(851)
Coca-Cola Co. (The)	Morgan Stanley	6,302	339,096	330,666	(5,650)
Coca-Cola Consolidated, Inc.	Morgan Stanley	71	28,280	27,987	(288)
Constellation Brands, Inc., Class A	Morgan Stanley	205	42,748	43,191	726
Darling Ingredients, Inc.	Morgan Stanley	4,317	315,917	310,392	(5,520)
General Mills, Inc.	Morgan Stanley	1,913	109,603	114,436	8,624
Hershey Co. (The)	Morgan Stanley	1,219	203,674	206,316	4,602
J M Smucker Co. (The)	Morgan Stanley	14	1,572	1,680	2,117
Kellogg Co.	Morgan Stanley	518	32,739	33,111	890
Kraft Heinz Co. (The)	Morgan Stanley	17,211	567,402	633,709	87,089
Molson Coors Beverage Co., Class B	Morgan Stanley	10,028	381,511	465,099	87,030
Mondelez International, Inc., Class A	Morgan Stanley	6,817	395,551	396,613	5,036
Monster Beverage Corp.	Morgan Stanley	6,315	538,050	560,961	22,917
PepsiCo, Inc.	Morgan Stanley	2,554	394,309	384,147	(7,235)
Philip Morris International, Inc.	Morgan Stanley	2,335	191,972	221,335	40,448
Sanderson Farms, Inc.	Morgan Stanley	1,574	294,787	296,227	1,591
SunOpta, Inc. (Canada)	Morgan Stanley	6,024	74,901	53,794	(21,102)
Tyson Foods, Inc., Class A	Morgan Stanley	2,373	144,699	187,325	48,817
Vector Group Ltd.	Morgan Stanley	1,735	24,287	22,121	(1,902)

		80,279	4,505,398	4,727,001	301,342

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	1,718	206,236	202,947	(1,534)
Acadia Healthcare Co., Inc.	Morgan Stanley	2,642	154,164	168,507	14,348
Addus HomeCare Corp.	Morgan Stanley	2	165	160	—
Alcon, Inc. (Switzerland)	Morgan Stanley	3,038	250,108	244,468	(5,635)
Align Technology, Inc.	Morgan Stanley	1,060	541,753	705,356	163,608
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	7,141	77,652	95,475	17,767

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Amedisys, Inc.	Morgan Stanley	441	$76,106	$65,753	$(10,347)
AMN Healthcare Services, Inc.	Morgan Stanley	885	95,075	101,554	6,484
Anthem, Inc.	Morgan Stanley	1,590	536,866	592,752	59,464
Becton Dickinson and Co.	Morgan Stanley	46	11,509	11,308	5,856
Boston Scientific Corp.	Morgan Stanley	3,415	147,833	148,177	46
Cerner Corp.	Morgan Stanley	5,472	409,176	385,885	(21,660)
Cigna Corp.	Morgan Stanley	265	61,654	53,042	(8,263)
Community Health Systems, Inc.	Morgan Stanley	21,304	173,835	249,257	75,427
CONMED Corp.	Morgan Stanley	406	52,001	53,117	1,196
Cooper Cos., Inc. (The)	Morgan Stanley	429	187,212	177,310	(9,894)
CryoLife, Inc.	Morgan Stanley	20	463	446	(12)
CVS Health Corp.	Morgan Stanley	1,880	122,657	159,537	74,270
Danaher Corp.	Morgan Stanley	1,925	425,349	586,047	162,128
Dexcom, Inc.	Morgan Stanley	76	39,052	41,561	4,784
Doximity, Inc., Class A	Morgan Stanley	295	25,514	23,806	(1,702)
Edwards Lifesciences Corp.	Morgan Stanley	610	70,138	69,058	(1,075)
Ensign Group, Inc. (The)	Morgan Stanley	999	57,277	74,815	17,824
Envista Holdings Corp.	Morgan Stanley	10,476	373,543	438,002	64,313
Fulgent Genetics, Inc.	Morgan Stanley	516	35,319	46,414	11,101
Globus Medical, Inc., Class A	Morgan Stanley	527	40,954	40,379	(570)
HCA Healthcare, Inc.	Morgan Stanley	435	77,888	105,583	28,230
Henry Schein, Inc.	Morgan Stanley	1,130	85,449	86,061	617
Heska Corp.	Morgan Stanley	165	43,319	42,659	(655)
Hologic, Inc.	Morgan Stanley	3,801	240,035	280,552	40,523
IDEXX Laboratories, Inc.	Morgan Stanley	1,261	524,608	784,216	259,437
Inspire Medical Systems, Inc.	Morgan Stanley	317	76,550	73,823	(2,955)
Integra LifeSciences Holdings Corp.	Morgan Stanley	1,399	97,520	95,804	(1,712)
Intersect ENT, Inc.	Morgan Stanley	52	1,415	1,414	5
Intuitive Surgical, Inc.	Morgan Stanley	176	151,697	174,970	23,279
Laboratory Corp. of America Holdings	Morgan Stanley	3,669	812,064	1,032,603	220,545
LeMaitre Vascular, Inc.	Morgan Stanley	49	2,694	2,601	(69)
LivaNova PLC (United Kingdom)	Morgan Stanley	2,039	166,248	161,468	(4,774)
McKesson Corp.	Morgan Stanley	1,388	247,417	276,739	30,832
MEDNAX, Inc.	Morgan Stanley	3,323	101,828	94,473	(7,349)
Medtronic PLC (Ireland)	Morgan Stanley	3,226	408,637	404,379	(1,071)
Merit Medical Systems, Inc.	Morgan Stanley	2,238	124,473	160,688	36,446
ModivCare, Inc.	Morgan Stanley	137	13,795	24,882	12,740
National Research Corp.	Morgan Stanley	7	326	295	(24)
Natus Medical, Inc.	Morgan Stanley	2,370	52,052	59,440	7,383
NextGen Healthcare, Inc.	Morgan Stanley	65	940	917	(18)
Omnicell, Inc.	Morgan Stanley	643	81,954	95,440	13,492
Owens & Minor, Inc.	Morgan Stanley	579	14,932	18,117	3,342
Quest Diagnostics, Inc.	Morgan Stanley	2,691	337,161	391,029	57,701
Select Medical Holdings Corp.	Morgan Stanley	838	28,222	30,310	2,111
STAAR Surgical Co.	Morgan Stanley	1,925	262,692	247,420	(15,267)
Stryker Corp.	Morgan Stanley	923	241,543	243,414	2,477
Tenet Healthcare Corp.	Morgan Stanley	146	10,026	9,700	(320)
Tivity Health, Inc.	Morgan Stanley	33	735	761	31

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
UnitedHealth Group, Inc.	Morgan Stanley	1,596	$560,915	$623,621	$67,528
Veeva Systems, Inc., Class A	Morgan Stanley	210	65,061	60,516	(4,575)

		104,009	9,003,807	10,319,028	1,385,854

Household & Personal Products
Colgate-Palmolive Co.	Morgan Stanley	9,454	725,109	714,533	(1,984)
Coty, Inc., Class A	Morgan Stanley	11,265	96,210	88,543	(7,661)
Edgewell Personal Care Co.	Morgan Stanley	1,471	61,297	53,397	(7,744)
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	1,394	349,041	418,102	71,208
Kimberly-Clark Corp.	Morgan Stanley	944	129,152	125,023	(3,657)
Procter & Gamble Co. (The)	Morgan Stanley	1,999	261,904	279,460	20,734
WD-40 Co.	Morgan Stanley	245	56,613	56,713	83

		26,772	1,679,326	1,735,771	70,979

Materials
AdvanSix, Inc.	Morgan Stanley	485	17,435	19,279	1,849
Agnico Eagle Mines Ltd. (Canada)	Morgan Stanley	4,614	259,480	239,236	(19,656)
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	2,878	20,895	20,722	(168)
Amcor PLC (Jersey)	Morgan Stanley	13,827	145,124	160,255	21,970
Ashland Global Holdings, Inc.	Morgan Stanley	1,553	132,058	138,403	7,848
Avery Dennison Corp.	Morgan Stanley	285	60,974	59,055	(1,740)
Axalta Coating Systems Ltd. (Bermuda)	Morgan Stanley	2,955	86,497	86,256	(235)
Ball Corp.	Morgan Stanley	165	14,992	14,845	(142)
Carpenter Technology Corp.	Morgan Stanley	5,285	101,729	173,031	80,411
Celanese Corp.	Morgan Stanley	469	71,931	70,650	(1,346)
CF Industries Holdings, Inc.	Morgan Stanley	1,195	33,902	66,705	34,149
Chemours Co. (The)	Morgan Stanley	4,005	127,129	116,385	(10,578)
Corteva, Inc.	Morgan Stanley	4,424	191,697	186,162	(5,037)
Domtar Corp.	Morgan Stanley	1,952	106,238	106,462	230
Dow, Inc.	Morgan Stanley	3,339	186,315	192,193	7,714
DuPont de Nemours, Inc.	Morgan Stanley	6,343	507,924	431,261	(73,044)
Eagle Materials, Inc.	Morgan Stanley	1,188	168,700	155,818	(12,549)
Eastman Chemical Co.	Morgan Stanley	431	42,667	43,419	1,744
Ecovyst, Inc.	Morgan Stanley	103	1,210	1,201	(4)
Ferro Corp.	Morgan Stanley	3,752	78,236	76,316	(1,914)
Freeport-McMoRan, Inc.	Morgan Stanley	2,076	66,381	67,532	1,518
GCP Applied Technologies, Inc.	Morgan Stanley	100	2,244	2,192	(47)
Graphic Packaging Holding Co.	Morgan Stanley	3,668	70,937	69,839	(835)
Hecla Mining Co.	Morgan Stanley	12,424	73,906	68,332	(5,516)
IAMGOLD Corp. (Canada)	Morgan Stanley	19,866	59,213	44,897	(15,497)
Ingevity Corp.	Morgan Stanley	499	38,540	35,614	(2,921)
Innospec, Inc.	Morgan Stanley	192	16,925	16,170	(803)
International Paper Co.	Morgan Stanley	4,416	230,253	246,943	22,027
Kaiser Aluminum Corp.	Morgan Stanley	84	5,669	9,153	9,117
Kinross Gold Corp. (Canada)	Morgan Stanley	6,937	38,889	37,182	(1,638)
Linde PLC (Ireland)	Morgan Stanley	413	106,865	121,166	15,471
Livent Corp.	Morgan Stanley	4,429	108,130	102,354	(6,103)
Louisiana-Pacific Corp.	Morgan Stanley	2,143	99,468	131,516	32,968
LyondellBasell Industries N.V., Class A (Netherlands)	Morgan Stanley	2,011	199,792	188,732	(9,662)
Martin Marietta Materials, Inc.	Morgan Stanley	232	61,260	79,270	18,550

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Minerals Technologies, Inc.	Morgan Stanley	141	$9,997	$9,847	$(144)
Mosaic Co. (The)	Morgan Stanley	9,620	319,088	343,626	26,380
Newmont Corp.	Morgan Stanley	2,813	167,112	152,746	(10,484)
Nucor Corp.	Morgan Stanley	3,173	297,629	312,509	16,947
Nutrien Ltd. (Canada)	Morgan Stanley	1,506	90,680	97,634	7,639
O-I Glass, Inc.	Morgan Stanley	6,205	75,488	88,545	12,912
Olin Corp.	Morgan Stanley	4,134	193,580	199,465	6,160
PPG Industries, Inc.	Morgan Stanley	388	51,099	55,488	5,579
Pretium Resources, Inc. (Canada)	Morgan Stanley	11,391	128,650	109,809	(19,203)
Reliance Steel & Aluminum Co.	Morgan Stanley	193	28,677	27,487	(985)
Royal Gold, Inc.	Morgan Stanley	242	24,635	23,109	(1,456)
Sealed Air Corp.	Morgan Stanley	1,557	64,539	85,308	21,894
Sensient Technologies Corp.	Morgan Stanley	87	7,201	7,924	762
Sherwin-Williams Co. (The)	Morgan Stanley	931	222,099	260,429	39,887
Southern Copper Corp.	Morgan Stanley	669	43,824	37,558	(5,672)
Trinseo S.A. (Luxembourg)	Morgan Stanley	651	36,424	35,141	(1,143)
Westlake Chemical Corp.	Morgan Stanley	1,176	116,053	107,181	(8,543)
Westrock Co.	Morgan Stanley	1,426	72,603	71,058	(1,203)
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	2,292	92,106	86,133	(5,967)
Worthington Industries, Inc.	Morgan Stanley	2,433	119,694	128,219	10,306

		169,766	5,694,783	5,817,762	179,797

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	14,526	1,112,891	1,124,167	10,043
Alphabet, Inc., Class A	Morgan Stanley	357	848,161	954,447	106,291
Altice U.S.A., Inc., Class A	Morgan Stanley	514	10,207	10,650	448
Cars.com, Inc.	Morgan Stanley	560	7,454	7,084	(364)
Charter Communications, Inc., Class A	Morgan Stanley	331	235,454	240,822	5,374
Comcast Corp., Class A	Morgan Stanley	5,411	302,913	302,637	420
Discovery, Inc., Class A	Morgan Stanley	984	25,384	24,974	(405)
DISH Network Corp., Class A	Morgan Stanley	8,073	254,984	350,853	96,068
Eventbrite, Inc., Class A	Morgan Stanley	881	16,152	16,660	513
Facebook, Inc., Class A	Morgan Stanley	1,678	555,937	569,496	10,701
Fox Corp., Class A	Morgan Stanley	2,979	77,008	119,488	46,504
Gannett Co., Inc.	Morgan Stanley	33	215	220	11
Gray Television, Inc.	Morgan Stanley	3,253	54,373	74,233	20,804
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	5,055	159,366	185,367	33,433
Live Nation Entertainment, Inc.	Morgan Stanley	175	16,149	15,948	(196)
Madison Square Garden Sports Corp.	Morgan Stanley	603	89,266	112,128	22,867
Meredith Corp.	Morgan Stanley	2,826	54,690	157,408	103,224
Netflix, Inc.	Morgan Stanley	1,277	635,861	779,404	144,258
News Corp., Class A	Morgan Stanley	249	5,757	5,859	172
Omnicom Group, Inc.	Morgan Stanley	694	54,257	50,287	(3,457)
Scholastic Corp.	Morgan Stanley	35	1,222	1,248	31
Snap, Inc., Class A	Morgan Stanley	2,782	204,168	205,506	(1,559)
Twitter, Inc.	Morgan Stanley	927	49,486	55,982	6,500
ViacomCBS, Inc., Class B	Morgan Stanley	2,249	92,013	88,858	(2,824)
Walt Disney Co. (The)	Morgan Stanley	847	152,062	143,287	(9,401)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	1,223	$60,362	$68,806	$8,909
Yelp, Inc.	Morgan Stanley	5,150	195,361	191,786	(3,569)

		63,672	5,271,153	5,857,605	594,796

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	2,835	304,766	305,811	2,868
AbCellera Biologics, Inc. (Canada)	Morgan Stanley	544	8,759	10,902	2,148
Agilent Technologies, Inc.	Morgan Stanley	1,196	147,135	188,406	41,793
Atea Pharmaceuticals, Inc.	Morgan Stanley	335	7,385	11,745	6,615
Biogen, Inc.	Morgan Stanley	838	278,700	237,146	(42,613)
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	210	120,362	156,649	36,293
Bio-Techne Corp.	Morgan Stanley	130	66,914	62,994	(3,914)
Bristol-Myers Squibb Co.	Morgan Stanley	7,328	478,616	433,598	(46,735)
Bruker Corp.	Morgan Stanley	765	62,496	59,746	(2,741)
Celldex Therapeutics, Inc.	Morgan Stanley	1,363	73,137	73,588	457
Charles River Laboratories International, Inc.	Morgan Stanley	243	92,856	100,279	7,428
Cortexyme, Inc.	Morgan Stanley	137	12,955	12,557	(392)
Dynavax Technologies Corp.	Morgan Stanley	5,996	95,657	115,183	19,798
Eli Lilly & Co.	Morgan Stanley	3,119	738,051	720,645	(19,208)
Fulcrum Therapeutics, Inc.	Morgan Stanley	126	3,548	3,554	12
Gilead Sciences, Inc.	Morgan Stanley	1,353	86,825	94,507	10,798
Illumina, Inc.	Morgan Stanley	1,470	683,339	596,247	(87,086)
Innoviva, Inc.	Morgan Stanley	4,533	49,525	75,746	26,640
IQVIA Holdings, Inc.	Morgan Stanley	96	24,632	22,996	(1,631)
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	7,276	87,929	95,025	7,098
Johnson & Johnson	Morgan Stanley	4,898	784,076	791,027	10,092
Merck & Co., Inc.	Morgan Stanley	9,710	710,084	729,318	32,318
Mettler-Toledo International, Inc.	Morgan Stanley	8	11,154	11,019	(129)
Moderna, Inc.	Morgan Stanley	893	344,159	343,680	(473)
Organon & Co.	Morgan Stanley	3,603	119,146	118,142	(674)
Pacira BioSciences, Inc.	Morgan Stanley	1,595	91,660	89,320	(2,334)
PerkinElmer, Inc.	Morgan Stanley	1,769	256,770	306,550	49,926
Pfizer, Inc.	Morgan Stanley	37,140	1,504,575	1,597,391	107,156
Prestige Consumer Healthcare, Inc.	Morgan Stanley	872	30,928	48,928	18,066
Prothena Corp. PLC (Ireland)	Morgan Stanley	1,998	106,581	142,318	35,742
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	197	120,834	119,220	(1,609)
Thermo Fisher Scientific, Inc.	Morgan Stanley	2	973	1,143	240
United Therapeutics Corp.	Morgan Stanley	399	78,980	73,647	(5,327)
Veracyte, Inc.	Morgan Stanley	2,464	118,223	114,453	(3,815)
Vertex Pharmaceuticals, Inc.	Morgan Stanley	1,047	195,855	189,915	(6,004)
Waters Corp.	Morgan Stanley	521	149,221	186,153	36,937
Zoetis, Inc.	Morgan Stanley	803	128,895	155,894	27,623

		107,812	8,175,701	8,395,442	255,363

Retailing
Abercrombie & Fitch Co., Class A	Morgan Stanley	12,275	159,633	461,908	319,237
Academy Sports & Outdoors, Inc.	Morgan Stanley	525	22,163	21,010	(1,147)
Advance Auto Parts, Inc.	Morgan Stanley	5,327	802,655	1,112,757	323,199
Amazon.com, Inc.	Morgan Stanley	185	588,100	607,732	19,638
American Eagle Outfitters, Inc.	Morgan Stanley	2,374	69,937	61,249	(11,222)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Retailing — (continued)
AutoNation, Inc.	Morgan Stanley	3,973	$267,908	$483,752	$282,558
AutoZone, Inc.	Morgan Stanley	145	187,208	246,209	59,006
Bath & Body Works, Inc.	Morgan Stanley	5,697	349,704	359,082	9,773
Best Buy Co., Inc.	Morgan Stanley	14	1,525	1,480	(34)
Buckle,Inc.(The)	Morgan Stanley	3,450	67,432	136,585	82,665
Caleres, Inc.	Morgan Stanley	532	12,441	11,821	(614)
Camping World Holdings, Inc., Class A	Morgan Stanley	1,196	44,911	46,489	2,071
Dick’s Sporting Goods, Inc.	Morgan Stanley	270	34,371	32,338	(2,028)
eBay, Inc.	Morgan Stanley	14,918	1,054,862	1,039,337	(12,974)
Etsy, Inc.	Morgan Stanley	2,425	321,407	504,303	182,902
Foot Locker, Inc.	Morgan Stanley	1,412	69,878	64,472	(5,335)
Genuine Parts Co.	Morgan Stanley	1,240	128,358	150,325	27,117
Guess?, Inc.	Morgan Stanley	1,275	28,516	26,788	(1,628)
Home Depot, Inc. (The)	Morgan Stanley	555	181,535	182,184	1,577
LKQ Corp.	Morgan Stanley	9,320	330,816	468,982	148,389
Lowe’s Cos., Inc.	Morgan Stanley	159	32,343	32,255	(33)
Macy’s, Inc.	Morgan Stanley	5,905	34,463	133,453	127,895
MarineMax, Inc.	Morgan Stanley	1,697	89,098	82,338	(7,380)
National Vision Holdings, Inc.	Morgan Stanley	2	114	114	5
O’Reilly Automotive, Inc.	Morgan Stanley	445	202,979	271,922	68,948
Penske Automotive Group, Inc.	Morgan Stanley	947	82,807	95,268	12,802
Qurate Retail, Inc., Series A	Morgan Stanley	8,437	61,955	85,973	53,135
RH	Morgan Stanley	2	1,335	1,334	4
Ross Stores, Inc.	Morgan Stanley	2,508	293,151	272,996	(20,616)
Shutterstock, Inc.	Morgan Stanley	3,224	221,180	365,344	146,518
Signet Jewelers Ltd. (Bermuda)	Morgan Stanley	411	29,747	32,453	2,712
Sonic Automotive, Inc., Class A	Morgan Stanley	701	32,811	36,831	4,183
Target Corp.	Morgan Stanley	3,234	683,582	739,842	59,753
Ulta Beauty, Inc.	Morgan Stanley	929	332,280	335,295	3,020
Urban Outfitters, Inc.	Morgan Stanley	2,047	45,517	60,775	15,163
Victoria’s Secret & Co.	Morgan Stanley	634	37,686	35,035	(2,646)
Williams-Sonoma, Inc.	Morgan Stanley	40	7,196	7,093	(93)
Zumiez, Inc.	Morgan Stanley	3,142	86,180	124,926	39,049

		101,572	6,997,784	8,732,050	1,925,569

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	556	56,156	57,212	3,303
Amkor Technology, Inc.	Morgan Stanley	4,040	45,445	100,798	56,054
Analog Devices, Inc.	Morgan Stanley	458	77,932	76,706	(1,221)
Applied Materials, Inc.	Morgan Stanley	3,415	437,778	439,613	2,355
Axcelis Technologies, Inc.	Morgan Stanley	3,555	89,855	167,192	77,342
Broadcom, Inc.	Morgan Stanley	801	355,588	388,429	47,178
Brooks Automation, Inc.	Morgan Stanley	209	16,966	21,391	7,584
Cohu, Inc.	Morgan Stanley	731	23,838	23,348	(484)
Enphase Energy, Inc.	Morgan Stanley	1,361	210,688	204,109	(11,518)
First Solar, Inc.	Morgan Stanley	1,311	118,257	125,148	6,899
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	1,758	90,057	72,236	(17,815)
Intel Corp.	Morgan Stanley	27,519	1,507,101	1,466,212	(19,882)
KLA Corp.	Morgan Stanley	231	62,843	77,272	15,151
Lam Research Corp.	Morgan Stanley	463	282,635	263,516	(18,231)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
MACOM Technology Solutions Holdings, Inc.	Morgan Stanley	3,714	$130,144	$240,927	$111,373
Microchip Technology, Inc.	Morgan Stanley	1	126	153	814
Micron Technology, Inc.	Morgan Stanley	7,672	551,207	544,559	(6,135)
MKS Instruments, Inc.	Morgan Stanley	855	142,850	129,028	(13,489)
Monolithic Power Systems, Inc.	Morgan Stanley	372	183,481	180,301	(3,015)
NVIDIA Corp.	Morgan Stanley	1,099	218,772	227,669	8,946
NXP Semiconductors N.V. (Netherlands)	Morgan Stanley	2,717	521,478	532,179	13,028
ON Semiconductor Corp.	Morgan Stanley	3,489	143,390	159,692	16,307
Onto Innovation, Inc.	Morgan Stanley	613	37,009	44,289	7,286
Power Integrations, Inc.	Morgan Stanley	663	65,673	65,630	33
Qorvo, Inc.	Morgan Stanley	6,433	819,044	1,075,533	256,495
QUALCOMM, Inc.	Morgan Stanley	5,379	709,001	693,783	(10,449)
Rambus, Inc.	Morgan Stanley	2,715	59,540	60,273	738
Semtech Corp.	Morgan Stanley	345	26,384	26,900	521
Skyworks Solutions, Inc.	Morgan Stanley	1,127	195,522	185,707	(8,782)
Synaptics, Inc.	Morgan Stanley	764	137,665	137,314	(346)
Texas Instruments, Inc.	Morgan Stanley	1,418	208,021	272,554	71,594
Ultra Clean Holdings, Inc.	Morgan Stanley	15	324	639	320
Xilinx, Inc.	Morgan Stanley	821	119,255	123,963	4,713

		86,620	7,644,025	8,184,275	596,667

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	1,036	247,920	331,437	86,150
ACI Worldwide, Inc.	Morgan Stanley	3,790	94,641	116,467	22,204
Adobe, Inc.	Morgan Stanley	936	547,019	538,874	(8,139)
Agilysys, Inc.	Morgan Stanley	84	4,386	4,398	18
ANSYS, Inc.	Morgan Stanley	228	78,055	77,623	(894)
Automatic Data Processing, Inc.	Morgan Stanley	3,551	610,225	709,916	107,532
Box, Inc., Class A	Morgan Stanley	6,205	147,865	146,872	(1,441)
Broadridge Financial Solutions, Inc.	Morgan Stanley	1,835	255,247	305,784	59,845
Cadence Design Systems, Inc.	Morgan Stanley	610	68,673	92,378	23,711
Cerence, Inc.	Morgan Stanley	2,437	265,413	234,220	(31,188)
CGI, Inc. (Canada)	Morgan Stanley	1,216	84,112	103,068	18,961
Cloudera, Inc.	Morgan Stanley	4,144	65,206	66,180	979
Cornerstone OnDemand, Inc.	Morgan Stanley	2,561	145,921	146,643	727
Descartes Systems Group, Inc. (The) (Canada)	Morgan Stanley	5	409	406	2
DocuSign, Inc.	Morgan Stanley	18	4,862	4,634	(3,668)
Dolby Laboratories, Inc., Class A	Morgan Stanley	1,779	169,578	156,552	(12,951)
Dropbox, Inc., Class A	Morgan Stanley	6,190	192,698	180,872	(11,821)
DXC Technology Co.	Morgan Stanley	3,491	136,025	117,333	(18,687)
Elastic N.V. (Netherlands)	Morgan Stanley	136	18,527	20,263	1,741
Fair Isaac Corp.	Morgan Stanley	477	209,694	189,813	(19,876)
Fiserv, Inc.	Morgan Stanley	7,738	756,656	839,573	82,940
Fortinet, Inc.	Morgan Stanley	1,130	228,758	330,005	101,253
Gartner, Inc.	Morgan Stanley	570	160,671	173,212	12,546
HubSpot, Inc.	Morgan Stanley	263	179,167	177,812	(1,863)
International Business Machines Corp.	Morgan Stanley	1,728	222,267	240,071	23,196
Intuit, Inc.	Morgan Stanley	503	260,051	271,374	11,435
Lightspeed Commerce, Inc. (Canada)	Morgan Stanley	1,679	190,895	161,906	(33,690)
Manhattan Associates, Inc.	Morgan Stanley	476	74,656	72,842	(1,809)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Maximus, Inc.	Morgan Stanley	298	$26,004	$24,794	$(1,087)
McAfee Corp., Class A	Morgan Stanley	1,845	40,323	40,793	574
Microsoft Corp.	Morgan Stanley	2,670	678,633	752,726	76,380
MongoDB, Inc.	Morgan Stanley	877	428,809	413,514	(15,290)
NortonLifeLock, Inc.	Morgan Stanley	4,899	119,816	123,945	5,074
Nutanix, Inc., Class A	Morgan Stanley	4,246	167,322	160,074	(7,243)
Open Text Corp. (Canada)	Morgan Stanley	5,041	211,592	245,698	37,544
Oracle Corp.	Morgan Stanley	11,826	911,498	1,030,399	122,773
Palo Alto Networks, Inc.	Morgan Stanley	177	65,741	84,783	19,047
Paychex, Inc.	Morgan Stanley	658	70,126	73,992	4,180
PayPal Holdings, Inc.	Morgan Stanley	768	183,124	199,841	16,723
Progress Software Corp.	Morgan Stanley	185	9,350	9,100	(245)
PTC, Inc.	Morgan Stanley	695	90,512	83,254	(7,253)
ServiceNow, Inc.	Morgan Stanley	529	267,335	329,181	61,851
Sprout Social, Inc., Class A	Morgan Stanley	1,804	217,270	219,998	2,733
SPS Commerce, Inc.	Morgan Stanley	1,751	136,034	282,454	163,695
Square, Inc., Class A	Morgan Stanley	1,071	260,487	256,869	(3,613)
SS&C Technologies Holdings, Inc.	Morgan Stanley	1,591	115,093	110,415	(4,423)
Synopsys, Inc.	Morgan Stanley	221	54,947	66,170	11,228
Teradata Corp.	Morgan Stanley	4,878	101,172	279,753	178,940
TTEC Holdings, Inc.	Morgan Stanley	118	11,280	11,037	(238)
Verint Systems, Inc.	Morgan Stanley	4,474	198,936	200,390	1,376
VeriSign, Inc.	Morgan Stanley	564	110,790	115,626	4,841
Visa, Inc., Class A	Morgan Stanley	1,471	324,010	327,665	4,185
Western Union Co. (The)	Morgan Stanley	8,812	195,871	178,179	(9,747)
Workiva, Inc.	Morgan Stanley	1,228	142,567	173,099	30,537
Xperi Holding Corp.	Morgan Stanley	175	3,369	3,297	(49)

		117,688	10,561,608	11,607,574	1,099,706

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	7,074	203,900	195,030	(8,864)
Apple, Inc.	Morgan Stanley	2,289	335,484	323,893	(11,297)
Arista Networks, Inc.	Morgan Stanley	147	52,923	50,515	(2,403)
Benchmark Electronics, Inc.	Morgan Stanley	315	8,986	8,414	(481)
CDW Corp.	Morgan Stanley	1,427	173,060	259,743	88,859
Cisco Systems, Inc.	Morgan Stanley	4,733	228,334	257,617	32,074
Cognex Corp.	Morgan Stanley	133	10,727	10,669	(39)
Coherent, Inc.	Morgan Stanley	552	141,755	138,050	(3,700)
Corning, Inc.	Morgan Stanley	8,253	315,069	301,152	(9,091)
CTS Corp.	Morgan Stanley	129	4,124	3,987	(126)
Diebold Nixdorf, Inc.	Morgan Stanley	48,618	308,717	491,528	184,382
EchoStar Corp., Class A	Morgan Stanley	12,553	330,570	320,227	(10,521)
Extreme Networks, Inc.	Morgan Stanley	7,853	84,923	77,352	(7,565)
Hewlett Packard Enterprise Co.	Morgan Stanley	20,076	231,123	286,083	64,098
HP, Inc.	Morgan Stanley	12,154	263,307	332,533	79,071
Keysight Technologies, Inc.	Morgan Stanley	889	144,093	146,054	1,967
Knowles Corp.	Morgan Stanley	1,048	20,331	19,640	(708)
NetApp, Inc.	Morgan Stanley	2,821	172,645	253,213	87,404
NETGEAR, Inc.	Morgan Stanley	1,257	39,624	40,111	399
Plantronics, Inc.	Morgan Stanley	1,612	58,747	41,445	(17,321)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Sanmina Corp.	Morgan Stanley	2,593	$70,521	$99,934	$31,702
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	2,588	218,583	213,562	(3,273)
SYNNEX Corp.	Morgan Stanley	1,113	113,798	115,863	1,819
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	1,952	277,052	267,853	(8,228)
Trimble, Inc.	Morgan Stanley	1,906	168,509	156,768	(11,735)
TTM Technologies, Inc.	Morgan Stanley	9,278	121,953	116,624	(5,323)
Ubiquiti, Inc.	Morgan Stanley	408	116,755	121,857	5,405
Vishay Intertechnology, Inc.	Morgan Stanley	4,415	96,407	88,697	(7,316)
Vontier Corp.	Morgan Stanley	8,895	262,468	298,872	36,853
Western Digital Corp.	Morgan Stanley	3,677	226,371	207,530	(18,836)
Xerox Holdings Corp.	Morgan Stanley	5,696	135,069	114,888	(18,148)
Zebra Technologies Corp., Class A	Morgan Stanley	635	301,561	327,292	25,736

		177,089	5,237,489	5,686,996	494,794

Telecommunication Services
AT&T, Inc.	Morgan Stanley	9,910	277,275	267,669	(2,652)
Gogo, Inc.	Morgan Stanley	4,736	53,217	81,933	29,066
IDT Corp., Class B	Morgan Stanley	20	855	839	(11)
Iridium Communications, Inc.	Morgan Stanley	672	21,304	26,779	5,481
Lumen Technologies, Inc.	Morgan Stanley	7,478	82,666	92,652	14,899
Rogers Communications, Inc., Class B (Canada)	Morgan Stanley	7	328	326	4
T-Mobile U.S., Inc.	Morgan Stanley	2,440	301,975	311,734	9,764
Verizon Communications, Inc.	Morgan Stanley	7,575	417,851	409,126	(2,799)

		32,838	1,155,471	1,191,058	53,752

Transportation
Alaska Air Group, Inc.	Morgan Stanley	6,709	248,575	393,147	156,035
ArcBest Corp.	Morgan Stanley	9,722	329,018	794,968	488,903
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	2,941	165,429	240,221	74,797
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	598	43,003	38,912	(4,011)
CSX Corp.	Morgan Stanley	16,110	468,233	479,111	13,720
Echo Global Logistics, Inc.	Morgan Stanley	3,045	79,504	145,277	66,168
Expeditors International of Washington, Inc.	Morgan Stanley	5,070	420,716	603,989	189,223
FedEx Corp.	Morgan Stanley	38	9,135	8,333	72
Kansas City Southern	Morgan Stanley	1	174	271	104
Kirby Corp.	Morgan Stanley	9	448	432	(11)
Norfolk Southern Corp.	Morgan Stanley	269	68,570	64,358	(3,771)
Old Dominion Freight Line, Inc.	Morgan Stanley	423	98,678	120,970	22,480
Ryder System, Inc.	Morgan Stanley	1,937	109,297	160,209	55,151
Schneider National, Inc., Class B	Morgan Stanley	8,380	207,083	190,561	1,943
SkyWest, Inc.	Morgan Stanley	1,131	32,632	55,804	25,696
Southwest Airlines Co.	Morgan Stanley	81	4,188	4,166	(17)
Union Pacific Corp.	Morgan Stanley	1,560	324,408	305,776	(16,127)
United Airlines Holdings, Inc.	Morgan Stanley	2,285	105,379	108,697	3,324
United Parcel Service, Inc., Class B	Morgan Stanley	2,556	447,763	465,448	23,797
XPO Logistics, Inc.	Morgan Stanley	2,066	174,291	164,412	(9,874)

		64,931	3,336,524	4,345,062	1,087,602

Utilities
AES Corp. (The)	Morgan Stanley	5,924	141,435	135,245	(4,657)
American Water Works Co., Inc.	Morgan Stanley	252	42,992	42,598	(310)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
Dominion Energy, Inc.	Morgan Stanley	7,477	$519,998	$545,971	$41,697
Exelon Corp.	Morgan Stanley	15,328	602,503	740,956	159,426
Fortis,Inc.(Canada)	Morgan Stanley	112	4,979	4,965	(1,391)
MDU Resources Group, Inc.	Morgan Stanley	467	14,437	13,856	(231)
NRG Energy, Inc.	Morgan Stanley	21,726	803,932	887,073	104,182
PPL Corp.	Morgan Stanley	20,899	611,631	582,664	(24,093)
Public Service Enterprise Group, Inc.	Morgan Stanley	8,184	522,253	498,406	(21,064)
TransAlta Corp. (Canada)	Morgan Stanley	17	176	180	12

		80,386	3,264,336	3,451,914	253,571

Total Reference Entity — Long			109,533,603	124,145,627	15,902,164

Short
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	(19,787)	(868,175)	(854,996)	10,253
Dorman Products, Inc.	Morgan Stanley	(20)	(1,923)	(1,893)	32
Fox Factory Holding Corp.	Morgan Stanley	(2,152)	(336,712)	(311,050)	25,232
LCI Industries	Morgan Stanley	(13,094)	(1,818,923)	(1,762,845)	35,157
Patrick Industries, Inc.	Morgan Stanley	(9,785)	(810,739)	(815,091)	(10,501)
Standard Motor Products, Inc.	Morgan Stanley	(269)	(11,848)	(11,758)	79
Tesla, Inc.	Morgan Stanley	(217)	(147,859)	(168,279)	(20,612)
Workhorse Group, Inc.	Morgan Stanley	(43,644)	(706,021)	(333,877)	371,206
XPEL, Inc.	Morgan Stanley	(2,215)	(183,496)	(168,030)	15,646

		(91,183)	(4,885,696)	(4,427,819)	426,492

Capital Goods
Advanced Drainage Systems, Inc.	Morgan Stanley	(1,035)	(112,767)	(111,956)	666
AeroVironment, Inc.	Morgan Stanley	(1,380)	(118,506)	(119,122)	(768)
Altra Industrial Motion Corp.	Morgan Stanley	(2,857)	(188,874)	(158,135)	30,013
Ameresco, Inc., Class A	Morgan Stanley	(213)	(12,669)	(12,446)	212
American Woodmark Corp.	Morgan Stanley	(1,875)	(131,574)	(122,569)	8,835
Arcosa, Inc.	Morgan Stanley	(9,340)	(536,400)	(468,588)	66,687
Axon Enterprise, Inc.	Morgan Stanley	(2,317)	(316,871)	(405,521)	(89,068)
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(102,436)	(1,608,533)	(1,439,226)	167,163
Bloom Energy Corp., Class A	Morgan Stanley	(25,064)	(563,445)	(469,198)	93,499
Boeing Co. (The)	Morgan Stanley	(2,019)	(505,598)	(444,059)	60,869
BWX Technologies, Inc.	Morgan Stanley	(21,905)	(1,341,855)	(1,179,803)	154,534
Carlisle Cos., Inc.	Morgan Stanley	(742)	(150,717)	(147,502)	2,666
Chart Industries, Inc.	Morgan Stanley	(2,660)	(483,606)	(508,353)	(25,388)
Columbus McKinnon Corp.	Morgan Stanley	(237)	(11,297)	(11,459)	(172)
Construction Partners, Inc., Class A	Morgan Stanley	(22,778)	(637,919)	(760,102)	(123,030)
Cornerstone Building Brands, Inc.	Morgan Stanley	(37,172)	(633,314)	(543,083)	89,390
Curtiss-Wright Corp.	Morgan Stanley	(104)	(13,362)	(13,123)	227
Energy Recovery, Inc.	Morgan Stanley	(11,166)	(228,632)	(212,489)	15,843
EnerSys	Morgan Stanley	(408)	(31,005)	(30,372)	606
EnPro Industries, Inc.	Morgan Stanley	(74)	(6,461)	(6,447)	11
Evoqua Water Technologies Corp.	Morgan Stanley	(35,883)	(1,094,991)	(1,347,765)	(259,540)
Federal Signal Corp.	Morgan Stanley	(95)	(3,755)	(3,669)	86
Fluor Corp.	Morgan Stanley	(16,095)	(379,351)	(257,037)	121,812
Franklin Electric Co., Inc.	Morgan Stanley	(2,906)	(241,275)	(232,044)	8,914

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
FuelCell Energy, Inc.	Morgan Stanley	(80,138)	$(1,232,011)	$(536,123)	$694,247
GATX Corp.	Morgan Stanley	(7,974)	(722,966)	(714,151)	(4,179)
Gibraltar Industries, Inc.	Morgan Stanley	(2,513)	(179,202)	(175,030)	3,938
GMS, Inc.	Morgan Stanley	(3,862)	(182,065)	(169,156)	12,671
Great Lakes Dredge & Dock Corp.	Morgan Stanley	(13,022)	(191,582)	(196,502)	(5,170)
Griffon Corp.	Morgan Stanley	(3,990)	(93,342)	(98,154)	(5,051)
Hexcel Corp.	Morgan Stanley	(2,488)	(151,536)	(147,762)	3,577
Hubbell, Inc.	Morgan Stanley	(557)	(111,237)	(100,633)	10,093
Hyster-Yale Materials Handling, Inc.	Morgan Stanley	(2,716)	(121,710)	(136,506)	(18,431)
IDEX Corp.	Morgan Stanley	(3,902)	(885,788)	(807,519)	78,511
IES Holdings, Inc.	Morgan Stanley	(58)	(2,608)	(2,650)	(41)
John Bean Technologies Corp.	Morgan Stanley	(801)	(124,291)	(112,581)	11,577
Kennametal, Inc.	Morgan Stanley	(4,717)	(194,462)	(161,463)	31,309
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(18,379)	(434,510)	(410,035)	23,899
Lindsay Corp.	Morgan Stanley	(998)	(166,001)	(151,486)	13,726
MasTec, Inc.	Morgan Stanley	(179)	(15,565)	(15,444)	106
Maxar Technologies, Inc.	Morgan Stanley	(6,950)	(287,291)	(196,824)	89,946
Mercury Systems, Inc.	Morgan Stanley	(29,169)	(1,850,532)	(1,383,194)	464,870
Meritor, Inc.	Morgan Stanley	(21,737)	(565,233)	(463,215)	102,118
MSC Industrial Direct Co., Inc., Class A	Morgan Stanley	(3,938)	(358,079)	(315,788)	40,109
Nikola Corp.	Morgan Stanley	(54,147)	(548,608)	(577,748)	(29,869)
NV5 Global, Inc.	Morgan Stanley	(2,526)	(139,839)	(248,988)	(110,645)
Parsons Corp.	Morgan Stanley	(5,461)	(205,868)	(184,363)	21,235
PGT Innovations, Inc.	Morgan Stanley	(28,759)	(538,613)	(549,297)	(11,399)
Plug Power, Inc.	Morgan Stanley	(59,620)	(1,591,580)	(1,522,695)	62,456
Primoris Services Corp.	Morgan Stanley	(9,339)	(241,230)	(228,712)	11,662
Proto Labs, Inc.	Morgan Stanley	(13,650)	(1,850,789)	(909,090)	939,230
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(16,949)	(792,017)	(748,976)	41,270
Sunrun, Inc.	Morgan Stanley	(13,786)	(958,009)	(606,584)	350,150
Textainer Group Holdings Ltd. (Bermuda)	Morgan Stanley	(20,832)	(673,049)	(727,245)	(55,090)
Timken Co. (The)	Morgan Stanley	(3,744)	(287,165)	(244,932)	40,985
Trex Co., Inc.	Morgan Stanley	(2,805)	(287,302)	(285,914)	(313)
TriMas Corp.	Morgan Stanley	(118)	(3,672)	(3,818)	(146)
UFP Industries, Inc.	Morgan Stanley	(552)	(38,562)	(37,525)	1,034
United Rentals, Inc.	Morgan Stanley	(6,997)	(2,458,490)	(2,455,457)	(247)
Univar Solutions, Inc.	Morgan Stanley	(31,028)	(730,837)	(739,087)	(9,221)
Valmont Industries, Inc.	Morgan Stanley	(996)	(232,155)	(234,180)	(2,827)
Woodward, Inc.	Morgan Stanley	(3,496)	(425,946)	(395,747)	29,977

		(783,654)	(29,226,519)	(25,998,642)	3,150,134

Commercial & Professional Services
ADT, Inc.	Morgan Stanley	(168,995)	(1,525,052)	(1,367,170)	145,869
Booz Allen Hamilton Holding Corp.	Morgan Stanley	(12,413)	(1,039,238)	(984,972)	48,937
Cimpress PLC (Ireland)	Morgan Stanley	(65)	(5,621)	(5,644)	(25)
Clarivate PLC (Jersey)	Morgan Stanley	(7,642)	(211,643)	(167,360)	46,742
CoStar Group, Inc.	Morgan Stanley	(5,903)	(539,022)	(508,012)	30,675
Deluxe Corp.	Morgan Stanley	(4,037)	(157,877)	(144,888)	12,289
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	(49,102)	(898,401)	(825,405)	71,801
Forrester Research, Inc.	Morgan Stanley	(165)	(8,219)	(8,128)	86
FTI Consulting, Inc.	Morgan Stanley	(4,332)	(619,595)	(583,520)	35,252

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services — (continued)
Harsco Corp.	Morgan Stanley	(20,592)	$(340,818)	$(349,034)	$(8,667)
Huron Consulting Group, Inc.	Morgan Stanley	(979)	(49,542)	(50,908)	(1,427)
IAA, Inc.	Morgan Stanley	(1,303)	(72,702)	(71,105)	1,506
Insperity, Inc.	Morgan Stanley	(10,811)	(1,024,308)	(1,197,210)	(181,795)
Leidos Holdings, Inc.	Morgan Stanley	(6,502)	(637,637)	(625,037)	10,340
ManTech International Corp., Class A	Morgan Stanley	(2,796)	(245,368)	(212,272)	31,119
Montrose Environmental Group, Inc.	Morgan Stanley	(2,803)	(150,500)	(173,057)	(22,753)
Pitney Bowes, Inc.	Morgan Stanley	(91,362)	(771,494)	(658,720)	105,552
Tetra Tech, Inc.	Morgan Stanley	(1,340)	(187,737)	(200,116)	(12,811)
TransUnion	Morgan Stanley	(4,866)	(538,013)	(546,500)	(12,954)
U.S. Ecology, Inc.	Morgan Stanley	(16,725)	(587,860)	(541,054)	46,026
Upwork, Inc.	Morgan Stanley	(14,259)	(642,482)	(642,083)	(454)
Verisk Analytics, Inc.	Morgan Stanley	(11,083)	(2,136,469)	(2,219,592)	(89,237)
Viad Corp.	Morgan Stanley	(9,325)	(382,666)	(423,448)	(41,288)

		(447,400)	(12,772,264)	(12,505,235)	214,783

Consumer Durables & Apparel
Callaway Golf Co.	Morgan Stanley	(41,438)	(1,208,215)	(1,144,932)	61,376
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(37,902)	(1,438,905)	(1,351,964)	85,023
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(5,287)	(1,176,173)	(1,187,883)	(13,277)
Installed Building Products, Inc.	Morgan Stanley	(3,939)	(503,119)	(422,064)	79,220
iRobot Corp.	Morgan Stanley	(1,396)	(120,876)	(109,586)	11,134
Latham Group, Inc.	Morgan Stanley	(6,944)	(139,827)	(113,882)	25,764
Lovesac Co. (The)	Morgan Stanley	(988)	(70,683)	(65,297)	5,297
Malibu Boats, Inc., Class A	Morgan Stanley	(3,732)	(312,977)	(261,165)	51,408
Oxford Industries, Inc.	Morgan Stanley	(6,292)	(412,586)	(567,350)	(166,610)
Peloton Interactive, Inc., Class A	Morgan Stanley	(48,412)	(5,043,192)	(4,214,265)	822,193
Purple Innovation, Inc.	Morgan Stanley	(47,250)	(1,448,308)	(993,195)	453,182
Vizio Holding Corp., Class A	Morgan Stanley	(1,545)	(32,097)	(32,816)	(757)

		(205,125)	(11,906,958)	(10,464,399)	1,413,953

Consumer Services
2U, Inc.	Morgan Stanley	(260)	(8,727)	(8,728)	160
Aramark	Morgan Stanley	(25,053)	(955,984)	(823,242)	126,101
Bally’s Corp.	Morgan Stanley	(18,206)	(1,115,653)	(912,849)	201,202
Bright Horizons Family Solutions, Inc.	Morgan Stanley	(7,868)	(1,331,966)	(1,096,957)	233,235
Caesars Entertainment, Inc.	Morgan Stanley	(1,085)	(115,359)	(121,824)	(8,144)
Carnival Corp. (Panama)	Morgan Stanley	(68,294)	(1,621,294)	(1,708,033)	(113,937)
Darden Restaurants, Inc.	Morgan Stanley	(5,141)	(811,642)	(778,707)	32,651
Denny’s Corp.	Morgan Stanley	(45,825)	(711,984)	(748,781)	(39,903)
Frontdoor, Inc.	Morgan Stanley	(3,380)	(187,367)	(141,622)	45,533
MGM Resorts International	Morgan Stanley	(10,619)	(456,363)	(458,210)	(2,494)
Monarch Casino & Resort, Inc.	Morgan Stanley	(3,511)	(123,672)	(235,202)	(111,690)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(5,750)	(167,767)	(153,583)	13,966
Papa John’s International, Inc.	Morgan Stanley	(2,525)	(313,123)	(320,650)	(8,437)
Planet Fitness, Inc., Class A	Morgan Stanley	(2,867)	(221,606)	(225,203)	(3,888)
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(13,805)	(1,184,526)	(1,227,955)	(45,006)
Shake Shack, Inc., Class A	Morgan Stanley	(10,645)	(1,026,613)	(835,207)	190,372
Stride, Inc.	Morgan Stanley	(26,344)	(1,220,518)	(946,803)	276,561

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Wingstop, Inc.	Morgan Stanley	(9,621)	$(1,654,551)	$(1,577,171)	$72,060
Wynn Resorts Ltd.	Morgan Stanley	(1,287)	(110,425)	(109,073)	1,209

		(262,086)	(13,339,140)	(12,429,800)	859,551

Diversified Financials
FactSet Research Systems, Inc.	Morgan Stanley	(100)	(39,544)	(39,478)	18
Intercontinental Exchange, Inc.	Morgan Stanley	(8,653)	(1,029,249)	(993,537)	33,811
Morningstar, Inc.	Morgan Stanley	(412)	(114,980)	(106,720)	8,247
Open Lending Corp., Class A	Morgan Stanley	(5,332)	(219,864)	(192,325)	28,348

		(14,497)	(1,403,637)	(1,332,060)	70,424

Energy
Antero Midstream Corp.	Morgan Stanley	(22,972)	(235,934)	(239,368)	(3,744)
Bonanza Creek Energy, Inc.	Morgan Stanley	(6,494)	(282,179)	(311,063)	(30,572)
Cenovus Energy, Inc. (Canada)	Morgan Stanley	(86,920)	(840,442)	(874,415)	(45,478)
Cheniere Energy, Inc.	Morgan Stanley	(18,462)	(1,597,139)	(1,803,184)	(208,173)
Comstock Resources, Inc.	Morgan Stanley	(18,460)	(174,151)	(191,061)	(17,138)
ConocoPhillips	Morgan Stanley	(8,766)	(474,750)	(594,072)	(128,308)
Core Laboratories N.V. (Netherlands)	Morgan Stanley	(6,731)	(209,742)	(186,785)	22,651
Crescent Point Energy Corp. (Canada)	Morgan Stanley	(279,008)	(1,187,371)	(1,286,227)	(103,219)
CVR Energy, Inc.	Morgan Stanley	(10,525)	(173,896)	(175,347)	(1,678)
Delek U.S. Holdings, Inc.	Morgan Stanley	(76,738)	(1,313,454)	(1,378,982)	(75,605)
Devon Energy Corp.	Morgan Stanley	(41,102)	(1,156,881)	(1,459,532)	(360,278)
Diamondback Energy, Inc.	Morgan Stanley	(14,042)	(1,215,925)	(1,329,356)	(137,369)
Dril-Quip, Inc.	Morgan Stanley	(8,083)	(280,499)	(203,530)	77,540
Enerplus Corp. (Canada)	Morgan Stanley	(44,450)	(263,620)	(355,600)	(93,016)
EQT Corp.	Morgan Stanley	(131,579)	(2,430,855)	(2,692,106)	(264,494)
FLEX LNG Ltd. (Bermuda)	Morgan Stanley	(69)	(1,219)	(1,242)	(20)
Gevo, Inc.	Morgan Stanley	(99,858)	(619,058)	(663,057)	(44,821)
Liberty Oilfield Services, Inc., Class A	Morgan Stanley	(47,086)	(514,962)	(571,153)	(58,340)
New Fortress Energy, Inc.	Morgan Stanley	(10,169)	(293,788)	(282,190)	10,325
Northern Oil and Gas, Inc.	Morgan Stanley	(19,699)	(384,140)	(421,559)	(39,454)
Par Pacific Holdings, Inc.	Morgan Stanley	(20,165)	(310,865)	(316,994)	(6,539)
Patterson-UTI Energy, Inc.	Morgan Stanley	(91)	(831)	(819)	(447)
Pembina Pipeline Corp. (Canada)	Morgan Stanley	(14,114)	(383,922)	(447,273)	(83,983)
Phillips 66	Morgan Stanley	(1,841)	(156,158)	(128,925)	23,716
Pioneer Natural Resources Co.	Morgan Stanley	(12,184)	(2,016,863)	(2,028,758)	(55,686)
Range Resources Corp.	Morgan Stanley	(28,023)	(439,454)	(634,160)	(195,288)
RPC, Inc.	Morgan Stanley	(71,544)	(241,776)	(347,704)	(107,231)
Southwestern Energy Co.	Morgan Stanley	(168,974)	(756,212)	(936,116)	(189,075)
TechnipFMC PLC (United Kingdom)	Morgan Stanley	(326,918)	(2,374,719)	(2,461,693)	(90,142)
Tellurian, Inc.	Morgan Stanley	(238,743)	(697,855)	(933,485)	(239,802)
Williams Cos., Inc. (The)	Morgan Stanley	(28,082)	(713,653)	(728,447)	(15,742)

		(1,861,892)	(21,742,313)	(23,984,203)	(2,461,410)

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(14,871)	(744,349)	(816,715)	(78,807)
Casey’s General Stores, Inc.	Morgan Stanley	(7,198)	(1,410,893)	(1,356,463)	51,669
Chefs’ Warehouse, Inc. (The)	Morgan Stanley	(11,760)	(357,809)	(383,023)	(28,460)
Grocery Outlet Holding Corp.	Morgan Stanley	(42,759)	(1,759,871)	(922,312)	835,904
Performance Food Group Co.	Morgan Stanley	(8,126)	(377,140)	(377,534)	(893)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food & Staples Retailing — (continued)
Rite Aid Corp.	Morgan Stanley	(11,511)	$(222,949)	$(163,456)	$59,200
United Natural Foods, Inc.	Morgan Stanley	(12,610)	(456,333)	(610,576)	(175,953)

		(108,835)	(5,329,344)	(4,630,079)	662,660

Food, Beverage & Tobacco
B&G Foods, Inc.	Morgan Stanley	(22,190)	(721,167)	(663,259)	26,289
Beyond Meat, Inc.	Morgan Stanley	(6,106)	(962,101)	(642,718)	318,103
Celsius Holdings, Inc.	Morgan Stanley	(25,491)	(1,834,743)	(2,296,484)	(464,188)
Conagra Brands, Inc.	Morgan Stanley	(17,421)	(595,975)	(590,049)	1,451
Fresh Del Monte Produce, Inc. (Cayman Islands)	Morgan Stanley	(116)	(3,770)	(3,738)	32
Freshpet, Inc.	Morgan Stanley	(6,856)	(1,036,417)	(978,283)	56,754
Hain Celestial Group, Inc. (The)	Morgan Stanley	(10,767)	(421,621)	(460,612)	(39,550)
Hormel Foods Corp.	Morgan Stanley	(26,307)	(1,100,062)	(1,078,587)	20,010
Hostess Brands, Inc.	Morgan Stanley	(3,384)	(58,173)	(58,780)	(680)
Ingredion, Inc.	Morgan Stanley	(15,909)	(1,444,195)	(1,416,060)	22,262
J & J Snack Foods Corp.	Morgan Stanley	(1,162)	(184,905)	(177,577)	4,237
Keurig Dr Pepper, Inc.	Morgan Stanley	(8,743)	(307,233)	(298,661)	6,877
Lamb Weston Holdings, Inc.	Morgan Stanley	(2,070)	(173,740)	(127,036)	45,991
Lancaster Colony Corp.	Morgan Stanley	(1,280)	(221,810)	(216,077)	5,016
McCormick & Co, Inc., Non Voting Shares	Morgan Stanley	(8,167)	(720,060)	(661,772)	55,024
MGP Ingredients, Inc.	Morgan Stanley	(5,000)	(219,713)	(325,500)	(108,505)
Pilgrim’s Pride Corp.	Morgan Stanley	(11,762)	(232,904)	(342,039)	(110,695)
Post Holdings, Inc.	Morgan Stanley	(7,411)	(852,671)	(816,396)	35,141
TreeHouse Foods, Inc.	Morgan Stanley	(21,070)	(812,257)	(840,272)	(29,095)
Universal Corp.	Morgan Stanley	(2,282)	(112,760)	(110,289)	2,325
Utz Brands, Inc.	Morgan Stanley	(34,290)	(724,819)	(587,388)	134,647

		(237,784)	(12,741,096)	(12,691,577)	(18,554)

Health Care Equipment & Services
1Life Healthcare, Inc.	Morgan Stanley	(27,160)	(874,718)	(549,990)	323,564
ABIOMED, Inc.	Morgan Stanley	(2,138)	(693,487)	(695,962)	(6,766)
Accolade, Inc.	Morgan Stanley	(4,836)	(233,652)	(203,934)	29,411
AdaptHealth Corp.	Morgan Stanley	(12,615)	(336,879)	(293,803)	42,635
Alphatec Holdings, Inc.	Morgan Stanley	(17,724)	(250,107)	(216,056)	33,723
American Well Corp., Class A	Morgan Stanley	(23,658)	(331,420)	(215,524)	115,458
AmerisourceBergen Corp.	Morgan Stanley	(10,263)	(1,244,064)	(1,225,915)	13,723
Apollo Medical Holdings, Inc.	Morgan Stanley	(1,724)	(165,701)	(156,970)	8,515
Avanos Medical, Inc.	Morgan Stanley	(2,283)	(75,493)	(71,230)	4,213
Axogen, Inc.	Morgan Stanley	(9,509)	(114,441)	(150,242)	(50,943)
BioLife Solutions, Inc.	Morgan Stanley	(6,224)	(250,953)	(263,400)	(12,777)
Cardiovascular Systems, Inc.	Morgan Stanley	(11,282)	(408,313)	(370,388)	37,208
Castle Biosciences, Inc.	Morgan Stanley	(11,615)	(776,426)	(772,398)	2,996
Change Healthcare, Inc.	Morgan Stanley	(1,196)	(25,354)	(25,044)	281
Covetrus, Inc.	Morgan Stanley	(32,938)	(963,652)	(597,495)	364,875
CryoPort, Inc.	Morgan Stanley	(2,965)	(170,661)	(197,202)	(26,972)
GoodRx Holdings, Inc., Class A	Morgan Stanley	(14,922)	(671,322)	(612,100)	58,709
Guardant Health, Inc.	Morgan Stanley	(6,758)	(1,004,541)	(844,818)	159,816
Haemonetics Corp.	Morgan Stanley	(9,158)	(783,664)	(646,463)	136,158
HealthEquity, Inc.	Morgan Stanley	(250)	(16,613)	(16,190)	406
Hill-Rom Holdings, Inc.	Morgan Stanley	(1,159)	(156,191)	(173,850)	(18,154)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Humana, Inc.	Morgan Stanley	(1,605)	$(739,763)	$(624,586)	$113,986
ICU Medical, Inc.	Morgan Stanley	(651)	(155,815)	(151,930)	3,681
Inari Medical, Inc.	Morgan Stanley	(2,402)	(221,531)	(194,802)	26,438
Inovalon Holdings, Inc., Class A	Morgan Stanley	(10,142)	(347,732)	(408,621)	(61,348)
Insulet Corp.	Morgan Stanley	(3,839)	(1,070,814)	(1,091,159)	(22,339)
Integer Holdings Corp.	Morgan Stanley	(2,259)	(212,085)	(201,819)	9,996
iRhythm Technologies, Inc.	Morgan Stanley	(6,509)	(304,766)	(381,167)	(76,803)
Joint Corp. (The)	Morgan Stanley	(2,038)	(162,037)	(199,765)	(39,233)
Lantheus Holdings, Inc.	Morgan Stanley	(25,348)	(593,018)	(650,937)	(61,099)
Magellan Health, Inc.	Morgan Stanley	(2,361)	(221,121)	(223,233)	(2,401)
Masimo Corp.	Morgan Stanley	(5,437)	(1,424,743)	(1,471,850)	(50,154)
Mesa Laboratories, Inc.	Morgan Stanley	(845)	(208,034)	(255,494)	(48,322)
National HealthCare Corp.	Morgan Stanley	(8)	(560)	(560)	5
Neogen Corp.	Morgan Stanley	(3,147)	(145,518)	(136,674)	8,655
Oak Street Health, Inc.	Morgan Stanley	(39,015)	(1,965,579)	(1,659,308)	303,650
Option Care Health, Inc.	Morgan Stanley	(19,983)	(438,442)	(484,788)	(48,675)
OrthoPediatrics Corp.	Morgan Stanley	(4,388)	(229,924)	(287,458)	(58,543)
Outset Medical, Inc.	Morgan Stanley	(5,341)	(224,132)	(264,059)	(40,221)
Penumbra, Inc.	Morgan Stanley	(3,711)	(992,013)	(988,982)	1,197
PetIQ, Inc.	Morgan Stanley	(17,079)	(618,785)	(426,463)	192,325
Phreesia, Inc.	Morgan Stanley	(659)	(40,650)	(40,660)	(59)
Progyny, Inc.	Morgan Stanley	(19,713)	(1,141,925)	(1,103,928)	36,476
Quidel Corp.	Morgan Stanley	(3,622)	(517,636)	(511,245)	5,704
RadNet, Inc.	Morgan Stanley	(14,745)	(239,060)	(432,176)	(193,430)
ResMed, Inc.	Morgan Stanley	(2,612)	(666,337)	(688,393)	(51,977)
Schrodinger, Inc.	Morgan Stanley	(17,031)	(1,002,947)	(931,255)	70,357
Silk Road Medical, Inc.	Morgan Stanley	(8,941)	(527,384)	(492,023)	34,045
Simulations Plus, Inc.	Morgan Stanley	(3,513)	(258,499)	(138,764)	119,008
SmileDirectClub, Inc.	Morgan Stanley	(140,112)	(824,749)	(745,396)	78,256
STERIS PLC (Ireland)	Morgan Stanley	(18,030)	(3,897,474)	(3,683,168)	202,180
Surgery Partners, Inc.	Morgan Stanley	(14,492)	(696,939)	(613,591)	82,422
Tabula Rasa HealthCare, Inc.	Morgan Stanley	(17,173)	(978,346)	(450,104)	528,546
Tactile Systems Technology, Inc.	Morgan Stanley	(7,598)	(290,707)	(337,731)	(47,471)
Teladoc Health, Inc.	Morgan Stanley	(3,997)	(603,865)	(506,860)	96,203
U.S. Physical Therapy, Inc.	Morgan Stanley	(118)	(13,635)	(13,051)	571

		(638,841)	(31,524,217)	(29,090,974)	2,327,705

Household & Personal Products
Clorox Co. (The)	Morgan Stanley	(7,153)	(1,225,514)	(1,184,608)	37,637
Energizer Holdings, Inc.	Morgan Stanley	(15,935)	(627,299)	(622,262)	2,713
Honest Co., Inc. (The)	Morgan Stanley	(17,952)	(186,443)	(186,342)	(143)
Inter Parfums, Inc.	Morgan Stanley	(1,460)	(105,229)	(109,164)	(4,280)
Reynolds Consumer Products, Inc.	Morgan Stanley	(8,501)	(241,033)	(232,417)	7,691
Spectrum Brands Holdings, Inc.	Morgan Stanley	(4,590)	(410,036)	(439,125)	(29,535)

		(55,591)	(2,795,554)	(2,773,918)	14,083

Materials
Albemarle Corp.	Morgan Stanley	(798)	(165,465)	(174,738)	(13,617)
Allegheny Technologies, Inc.	Morgan Stanley	(17,120)	(312,438)	(284,706)	27,320
Amyris, Inc.	Morgan Stanley	(24,786)	(337,266)	(340,312)	(3,491)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Balchem Corp.	Morgan Stanley	(744)	$(107,431)	$(107,932)	$(639)
Cabot Corp.	Morgan Stanley	(2,336)	(126,817)	(117,080)	8,750
Century Aluminum Co.	Morgan Stanley	(29,071)	(350,285)	(391,005)	(41,183)
Coeur Mining, Inc.	Morgan Stanley	(82,676)	(566,095)	(510,111)	55,232
Commercial Metals Co.	Morgan Stanley	(20,236)	(654,221)	(616,389)	36,963
Ecolab, Inc.	Morgan Stanley	(3,184)	(704,039)	(664,246)	38,513
Element Solutions, Inc.	Morgan Stanley	(10,001)	(233,238)	(216,822)	15,692
Equinox Gold Corp. (Canada)	Morgan Stanley	(114,698)	(1,214,386)	(757,007)	455,761
First Majestic Silver Corp. (Canada)	Morgan Stanley	(49,971)	(665,815)	(564,672)	100,192
FMC Corp.	Morgan Stanley	(6,299)	(608,967)	(576,736)	28,444
Franco-Nevada Corp. (Canada)	Morgan Stanley	(12,213)	(1,761,834)	(1,586,591)	170,100
HB Fuller Co.	Morgan Stanley	(9,843)	(634,713)	(635,464)	(3,533)
Huntsman Corp.	Morgan Stanley	(63,740)	(1,667,342)	(1,886,067)	(229,888)
International Flavors & Fragrances, Inc.	Morgan Stanley	(16,952)	(2,395,164)	(2,266,821)	108,781
Kirkland Lake Gold Ltd. (Canada)	Morgan Stanley	(1,432)	(71,075)	(59,557)	10,354
MAG Silver Corp. (Canada)	Morgan Stanley	(833)	(13,540)	(13,495)	33
Materion Corp.	Morgan Stanley	(2,305)	(168,420)	(158,215)	9,546
Methanex Corp. (Canada)	Morgan Stanley	(10,583)	(212,980)	(487,241)	(277,463)
Novagold Resources, Inc. (Canada)	Morgan Stanley	(54,950)	(546,845)	(378,056)	168,064
Quaker Chemical Corp.	Morgan Stanley	(2,835)	(674,966)	(673,936)	(1,148)
RPM International, Inc.	Morgan Stanley	(6,096)	(522,808)	(473,354)	48,760
Sandstorm Gold Ltd. (Canada)	Morgan Stanley	(8,017)	(48,042)	(46,178)	1,805
Schweitzer-Mauduit International, Inc.	Morgan Stanley	(1,691)	(62,128)	(58,610)	3,215
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(10,944)	(1,740,600)	(1,601,764)	131,454
Seabridge Gold, Inc. (Canada)	Morgan Stanley	(20,717)	(380,774)	(320,078)	60,197
Silgan Holdings, Inc.	Morgan Stanley	(2,912)	(125,701)	(111,704)	13,088
SilverCrest Metals, Inc. (Canada)	Morgan Stanley	(9,813)	(79,459)	(68,495)	10,863
Sonoco Products Co.	Morgan Stanley	(2,837)	(182,684)	(169,028)	13,417
Stepan Co.	Morgan Stanley	(2,819)	(359,394)	(318,378)	39,049
Summit Materials, Inc., Class A	Morgan Stanley	(938)	(30,174)	(29,988)	152
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	(23,293)	(535,313)	(580,229)	(46,705)
Valvoline, Inc.	Morgan Stanley	(28,463)	(840,419)	(887,476)	(57,107)
Warrior Met Coal, Inc.	Morgan Stanley	(19,044)	(347,564)	(443,154)	(106,166)
Yamana Gold, Inc. (Canada)	Morgan Stanley	(196,993)	(916,889)	(780,092)	119,077

		(872,183)	(20,365,291)	(19,355,727)	893,882

Media & Entertainment
Angi, Inc.	Morgan Stanley	(90,772)	(1,240,130)	(1,120,126)	118,352
Cable One, Inc.	Morgan Stanley	(806)	(1,584,912)	(1,461,383)	119,819
Cardlytics, Inc.	Morgan Stanley	(2,593)	(217,339)	(217,656)	(603)
Cargurus, Inc.	Morgan Stanley	(9,577)	(303,906)	(300,814)	2,692
Cinemark Holdings, Inc.	Morgan Stanley	(14,039)	(305,338)	(269,689)	35,029
Clear Channel Outdoor Holdings, Inc.	Morgan Stanley	(77,034)	(185,461)	(208,762)	(24,117)
iHeartMedia, Inc., Class A	Morgan Stanley	(15,220)	(296,812)	(380,804)	(84,384)
Lions Gate Entertainment Corp., Class B (Canada)	Morgan Stanley	(9,589)	(117,815)	(124,657)	(6,994)
Madison Square Garden Entertainment Corp.	Morgan Stanley	(4,278)	(425,149)	(310,882)	113,703
Magnite, Inc.	Morgan Stanley	(1,952)	(79,239)	(54,656)	24,482
Match Group, Inc.	Morgan Stanley	(6,883)	(1,121,914)	(1,080,562)	47,400
MediaAlpha, Inc., Class A	Morgan Stanley	(3,214)	(73,421)	(60,038)	13,291
Nexstar Media Group, Inc., Class A	Morgan Stanley	(510)	(79,327)	(77,500)	1,727

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
Sciplay Corp., Class A	Morgan Stanley	(2,512)	$(51,463)	$(51,973)	$(573)
Shaw Communications, Inc., Class B (Canada)	Morgan Stanley	(3,937)	(107,346)	(114,330)	(8,978)
ZoomInfo Technologies, Inc., Class A	Morgan Stanley	(4,129)	(229,879)	(252,654)	(31,735)
Zynga, Inc., Class A	Morgan Stanley	(15,583)	(183,603)	(117,340)	66,023

		(262,628)	(6,603,054)	(6,203,826)	385,134

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	Morgan Stanley	(3,805)	(596,450)	(553,932)	41,726
ACADIA Pharmaceuticals, Inc.	Morgan Stanley	(17,186)	(284,595)	(285,459)	(1,239)
Adaptive Biotechnologies Corp.	Morgan Stanley	(18,496)	(860,578)	(628,679)	230,754
Agenus, Inc.	Morgan Stanley	(321)	(1,814)	(1,685)	131
Amneal Pharmaceuticals, Inc.	Morgan Stanley	(13,421)	(69,291)	(71,668)	(2,464)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	(18,794)	(894,521)	(619,450)	273,880
Arcturus Therapeutics Holdings, Inc.	Morgan Stanley	(10,222)	(860,528)	(488,407)	370,976
Arcus Biosciences, Inc.	Morgan Stanley	(2,903)	(84,773)	(101,228)	(18,188)
Arvinas, Inc.	Morgan Stanley	(13,683)	(757,232)	(1,124,469)	(368,244)
Avantor, Inc.	Morgan Stanley	(24,405)	(978,192)	(998,165)	(29,931)
Avid Bioservices, Inc.	Morgan Stanley	(2,107)	(43,562)	(45,448)	(1,939)
Axsome Therapeutics, Inc.	Morgan Stanley	(11,520)	(498,854)	(379,699)	118,494
Berkeley Lights, Inc.	Morgan Stanley	(29,699)	(1,213,128)	(580,912)	630,599
Bluebird Bio, Inc.	Morgan Stanley	(21,621)	(395,483)	(413,177)	(18,217)
Catalent, Inc.	Morgan Stanley	(7,574)	(920,428)	(1,007,872)	(88,669)
ChemoCentryx, Inc.	Morgan Stanley	(32,809)	(492,573)	(561,034)	(69,114)
Codexis, Inc.	Morgan Stanley	(14,640)	(201,488)	(340,526)	(141,301)
Cronos Group, Inc. (Canada)	Morgan Stanley	(23,154)	(161,810)	(131,052)	30,548
Dicerna Pharmaceuticals, Inc.	Morgan Stanley	(19,242)	(409,742)	(387,919)	21,281
Elanco Animal Health, Inc.	Morgan Stanley	(10,406)	(316,973)	(331,847)	(15,292)
Emergent BioSolutions, Inc.	Morgan Stanley	(4,067)	(257,654)	(203,635)	58,734
Heron Therapeutics, Inc.	Morgan Stanley	(2,416)	(28,032)	(25,827)	2,055
Inovio Pharmaceuticals, Inc.	Morgan Stanley	(5,523)	(48,131)	(39,545)	9,031
Ionis Pharmaceuticals, Inc.	Morgan Stanley	(4,198)	(227,184)	(140,801)	86,085
Iovance Biotherapeutics, Inc.	Morgan Stanley	(1,640)	(61,649)	(40,442)	21,130
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	(23,309)	(3,230,376)	(3,035,065)	190,999
Ligand Pharmaceuticals, Inc.	Morgan Stanley	(285)	(32,045)	(39,706)	(8,372)
MacroGenics, Inc.	Morgan Stanley	(65)	(1,367)	(1,361)	9
Medpace Holdings, Inc.	Morgan Stanley	(3,906)	(714,826)	(739,328)	(25,451)
Mirati Therapeutics, Inc.	Morgan Stanley	(2,962)	(437,466)	(524,007)	(102,331)
NanoString Technologies, Inc.	Morgan Stanley	(5,915)	(307,589)	(283,979)	23,204
Novavax, Inc.	Morgan Stanley	(523)	(108,817)	(108,423)	254
Nurix Therapeutics, Inc.	Morgan Stanley	(27)	(816)	(809)	11
Ocular Therapeutix, Inc.	Morgan Stanley	(12,449)	(166,704)	(124,490)	41,996
Perrigo Co. PLC (Ireland)	Morgan Stanley	(51,951)	(2,237,216)	(2,458,841)	(233,733)
Personalis, Inc.	Morgan Stanley	(18,569)	(488,890)	(357,268)	130,975
Phathom Pharmaceuticals, Inc.	Morgan Stanley	(166)	(5,312)	(5,329)	(19)
Phibro Animal Health Corp., Class A	Morgan Stanley	(40)	(870)	(862)	13
Protagonist Therapeutics, Inc.	Morgan Stanley	(994)	(45,490)	(17,614)	27,821
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(6,405)	(1,002,677)	(644,407)	356,936
Revance Therapeutics, Inc.	Morgan Stanley	(5,703)	(154,257)	(158,886)	(4,830)
REVOLUTION Medicines, Inc.	Morgan Stanley	(338)	(9,305)	(9,298)	(127)
Rocket Pharmaceuticals, Inc.	Morgan Stanley	(622)	(20,825)	(18,592)	2,220

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Seagen, Inc.	Morgan Stanley	(399)	$(67,103)	$(67,750)	$(732)
Sundial Growers, Inc. (Canada)	Morgan Stanley	(570,292)	(412,076)	(386,715)	24,815
Syneos Health, Inc.	Morgan Stanley	(14,801)	(1,346,985)	(1,294,791)	48,925
TG Therapeutics, Inc.	Morgan Stanley	(6,221)	(169,319)	(207,035)	(42,416)
Viatris, Inc.	Morgan Stanley	(60,372)	(887,682)	(818,041)	55,134

		(1,100,166)	(22,512,678)	(20,805,475)	1,626,127

Retailing
1-800-Flowers.com, Inc., Class A	Morgan Stanley	(7,837)	(254,846)	(239,107)	15,404
Asbury Automotive Group, Inc.	Morgan Stanley	(3,751)	(727,700)	(737,972)	(11,239)
Big Lots, Inc.	Morgan Stanley	(1,637)	(78,092)	(70,980)	7,047
CarMax, Inc.	Morgan Stanley	(2,731)	(368,914)	(349,459)	18,968
Carvana Co.	Morgan Stanley	(920)	(250,633)	(277,417)	(27,114)
Chewy, Inc., Class A	Morgan Stanley	(594)	(40,511)	(40,457)	5
Children’s Place, Inc. (The)	Morgan Stanley	(3,661)	(280,118)	(275,527)	3,670
Designer Brands, Inc., Class A	Morgan Stanley	(37,432)	(510,941)	(521,428)	(12,660)
Dollar General Corp.	Morgan Stanley	(4,851)	(1,044,578)	(1,029,091)	12,989
Dollar Tree, Inc.	Morgan Stanley	(5,142)	(502,061)	(492,192)	9,204
Five Below, Inc.	Morgan Stanley	(5,046)	(960,551)	(892,183)	67,323
Franchise Group, Inc.	Morgan Stanley	(3,687)	(127,459)	(130,557)	(4,623)
Gap, Inc. (The)	Morgan Stanley	(91,261)	(2,327,742)	(2,071,625)	257,900
GrowGeneration Corp.	Morgan Stanley	(31,457)	(1,215,960)	(776,044)	438,296
Leslie’s, Inc.	Morgan Stanley	(30,609)	(877,733)	(628,709)	247,856
Monro, Inc.	Morgan Stanley	(13,438)	(829,336)	(772,819)	39,740
Murphy U.S.A., Inc.	Morgan Stanley	(12,215)	(1,842,146)	(2,043,081)	(208,238)
Nordstrom, Inc.	Morgan Stanley	(22,066)	(515,772)	(583,646)	(68,558)
Pool Corp.	Morgan Stanley	(1,025)	(472,771)	(445,270)	23,895
Poshmark, Inc., Class A	Morgan Stanley	(3,722)	(170,082)	(88,435)	81,426
RealReal, Inc. (The)	Morgan Stanley	(42,629)	(1,017,125)	(561,850)	453,920
Sally Beauty Holdings, Inc.	Morgan Stanley	(37,584)	(714,707)	(633,290)	80,467
Sleep Number Corp.	Morgan Stanley	(341)	(35,028)	(31,877)	3,109
Stamps.com, Inc.	Morgan Stanley	(3,949)	(1,286,739)	(1,302,341)	(17,316)
Tractor Supply Co.	Morgan Stanley	(16,467)	(3,137,180)	(3,336,379)	(209,358)
Vroom, Inc.	Morgan Stanley	(38,354)	(1,441,088)	(846,473)	592,694

		(422,406)	(21,029,813)	(19,178,209)	1,794,807

Semiconductors & Semiconductor Equipment
ACM Research, Inc., Class A	Morgan Stanley	(9,029)	(838,782)	(993,190)	(155,616)
CEVA, Inc.	Morgan Stanley	(2,393)	(108,250)	(102,109)	6,001
Cirrus Logic, Inc.	Morgan Stanley	(7,414)	(611,718)	(610,543)	(388)
Cree, Inc.	Morgan Stanley	(8,200)	(846,047)	(661,986)	182,935
Entegris, Inc.	Morgan Stanley	(7,420)	(921,390)	(934,178)	(14,014)
FormFactor, Inc.	Morgan Stanley	(16,488)	(614,222)	(615,497)	(2,091)
Marvell Technology, Inc.	Morgan Stanley	(28,028)	(1,701,496)	(1,690,369)	8,784
Silicon Laboratories, Inc.	Morgan Stanley	(6,120)	(922,293)	(857,779)	63,153
SMART Global Holdings, Inc. (Cayman Islands)	Morgan Stanley	(4,041)	(202,177)	(179,825)	22,087
Veeco Instruments, Inc.	Morgan Stanley	(327)	(7,378)	(7,263)	110

		(89,460)	(6,773,753)	(6,652,739)	110,961

Software & Services
8x8, Inc.	Morgan Stanley	(27,422)	(544,400)	(641,401)	(97,743)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Akamai Technologies, Inc.	Morgan Stanley	(1,586)	$(178,171)	$(165,880)	$13,074
Alarm.com Holdings, Inc.	Morgan Stanley	(2,746)	(237,470)	(214,710)	22,448
Alliance Data Systems Corp.	Morgan Stanley	(221)	(22,445)	(22,297)	(54)
Alteryx, Inc., Class A	Morgan Stanley	(35,231)	(3,623,172)	(2,575,386)	1,042,949
Anaplan, Inc.	Morgan Stanley	(1,747)	(115,215)	(106,375)	9,261
Appfolio, Inc., Class A	Morgan Stanley	(5,951)	(801,136)	(716,500)	83,570
Avaya Holdings Corp.	Morgan Stanley	(13,417)	(271,013)	(265,522)	5,133
Bentley Systems, Inc., Class B	Morgan Stanley	(4,159)	(292,400)	(252,202)	46,055
Blackbaud, Inc.	Morgan Stanley	(8,078)	(563,655)	(568,287)	(5,381)
BlackBerry Ltd. (Canada)	Morgan Stanley	(40,148)	(370,756)	(390,640)	(20,374)
Bottomline Technologies DE, Inc.	Morgan Stanley	(24,038)	(950,061)	(944,213)	4,584
CDK Global, Inc.	Morgan Stanley	(4,461)	(192,507)	(189,816)	2,440
Ceridian HCM Holding, Inc.	Morgan Stanley	(9,049)	(868,077)	(1,019,098)	(153,387)
Citrix Systems, Inc.	Morgan Stanley	(30,671)	(3,382,089)	(3,293,145)	73,408
Concentrix Corp.	Morgan Stanley	(2,349)	(405,813)	(415,773)	(11,402)
Conduent, Inc.	Morgan Stanley	(28,417)	(194,281)	(187,268)	6,841
Coupa Software, Inc.	Morgan Stanley	(4,238)	(1,067,617)	(928,885)	137,311
Digital Turbine, Inc.	Morgan Stanley	(27,195)	(1,799,987)	(1,869,656)	(72,069)
Dynatrace, Inc.	Morgan Stanley	(7,189)	(443,709)	(510,203)	(67,092)
Evo Payments, Inc., Class A	Morgan Stanley	(4,366)	(125,208)	(103,387)	21,696
Fastly, Inc., Class A	Morgan Stanley	(15,130)	(1,069,632)	(611,857)	456,350
FleetCor Technologies, Inc.	Morgan Stanley	(3,457)	(923,500)	(903,210)	19,061
Globant S.A. (Luxembourg)	Morgan Stanley	(2,962)	(776,385)	(832,352)	(68,769)
GoDaddy, Inc., Class A	Morgan Stanley	(2,968)	(261,431)	(206,870)	55,966
Guidewire Software, Inc.	Morgan Stanley	(4,545)	(523,485)	(540,264)	(17,474)
Jack Henry & Associates, Inc.	Morgan Stanley	(3,924)	(685,420)	(643,771)	39,893
Jamf Holding Corp.	Morgan Stanley	(4,145)	(131,225)	(159,665)	(28,610)
JFrog Ltd. (Israel)	Morgan Stanley	(3,930)	(136,247)	(131,655)	4,415
LiveRamp Holdings, Inc.	Morgan Stanley	(12,206)	(627,466)	(576,489)	50,727
Mandiant, Inc.	Morgan Stanley	(59,159)	(1,063,714)	(1,053,030)	9,268
Medallia, Inc.	Morgan Stanley	(15,399)	(488,876)	(521,564)	(33,336)
Model N, Inc.	Morgan Stanley	(6,906)	(236,220)	(231,351)	4,559
NCR Corp.	Morgan Stanley	(6,832)	(270,843)	(264,808)	5,678
New Relic, Inc.	Morgan Stanley	(4,566)	(295,759)	(327,702)	(33,109)
Okta, Inc.	Morgan Stanley	(1,399)	(328,137)	(332,039)	(4,335)
PagerDuty, Inc.	Morgan Stanley	(5,622)	(231,406)	(232,863)	(1,761)
Paylocity Holding Corp.	Morgan Stanley	(2,542)	(505,479)	(712,777)	(213,710)
Paysafe Ltd. (Bermuda)	Morgan Stanley	(1,677)	(12,858)	(12,997)	(150)
Ping Identity Holding Corp.	Morgan Stanley	(53,767)	(1,743,061)	(1,321,055)	424,388
PROS Holdings, Inc.	Morgan Stanley	(17,371)	(714,623)	(616,323)	97,350
Q2 Holdings, Inc.	Morgan Stanley	(9,105)	(939,109)	(729,675)	208,184
Qualys, Inc.	Morgan Stanley	(2,694)	(352,974)	(299,815)	52,937
Rackspace Technology, Inc.	Morgan Stanley	(55,834)	(1,124,338)	(793,959)	328,882
RingCentral, Inc., Class A	Morgan Stanley	(9,484)	(2,399,792)	(2,062,770)	333,820
Sabre Corp.	Morgan Stanley	(33,545)	(463,023)	(397,173)	66,868
Sailpoint Technologies Holdings, Inc.	Morgan Stanley	(18,686)	(850,311)	(801,256)	47,924
SecureWorks Corp., Class A	Morgan Stanley	(175)	(3,519)	(3,479)	41
Shift4 Payments, Inc., Class A	Morgan Stanley	(7,014)	(617,173)	(543,725)	72,628
Smartsheet, Inc., Class A	Morgan Stanley	(10,667)	(773,172)	(734,103)	38,041

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
SolarWinds Corp.	Morgan Stanley	(24,343)	$(486,055)	$(407,258)	$42,578
Splunk, Inc.	Morgan Stanley	(153)	(27,970)	(22,141)	5,798
Sumo Logic, Inc.	Morgan Stanley	(9,981)	(174,607)	(160,894)	13,485
Switch, Inc., Class A	Morgan Stanley	(28,060)	(500,590)	(712,443)	(219,655)
Telos Corp.	Morgan Stanley	(39,696)	(1,216,205)	(1,128,160)	86,424
Tucows, Inc., Class A	Morgan Stanley	(3,526)	(221,418)	(278,378)	(58,686)
Twilio, Inc., Class A	Morgan Stanley	(1,970)	(636,604)	(628,529)	7,230
Tyler Technologies, Inc.	Morgan Stanley	(2,264)	(1,068,640)	(1,038,384)	28,345
Upland Software, Inc.	Morgan Stanley	(9,724)	(397,743)	(325,171)	72,046
Verra Mobility Corp.	Morgan Stanley	(47,489)	(633,596)	(715,659)	(83,983)
VMware, Inc., Class A	Morgan Stanley	(322)	(48,228)	(47,881)	288
Vonage Holdings Corp.	Morgan Stanley	(3,370)	(54,025)	(54,324)	(366)
WEX, Inc.	Morgan Stanley	(9,729)	(1,935,067)	(1,713,666)	218,820
Yext, Inc.	Morgan Stanley	(87,319)	(1,434,150)	(1,050,448)	382,409
Zendesk, Inc.	Morgan Stanley	(2,191)	(270,869)	(255,010)	15,501

		(928,527)	(44,104,127)	(40,517,587)	3,467,228

Technology Hardware & Equipment
Advanced Energy Industries, Inc.	Morgan Stanley	(560)	(50,563)	(49,140)	1,361
Amphenol Corp., Class A	Morgan Stanley	(8,989)	(670,696)	(658,264)	8,938
Avnet, Inc.	Morgan Stanley	(15,522)	(640,514)	(573,848)	61,609
Badger Meter, Inc.	Morgan Stanley	(50)	(5,145)	(5,057)	89
Calix, Inc.	Morgan Stanley	(4,763)	(236,228)	(235,435)	483
Ciena Corp.	Morgan Stanley	(10,671)	(585,251)	(547,956)	36,708
CommScope Holding Co., Inc.	Morgan Stanley	(37,052)	(619,712)	(503,537)	115,353
Dell Technologies, Inc., Class C	Morgan Stanley	(5,299)	(554,053)	(551,308)	2,009
Fabrinet (Cayman Islands)	Morgan Stanley	(8,209)	(688,260)	(841,505)	(158,925)
FARO Technologies, Inc.	Morgan Stanley	(1,679)	(126,781)	(110,495)	16,122
Inseego Corp.	Morgan Stanley	(52,581)	(501,609)	(350,189)	150,754
Insight Enterprises, Inc.	Morgan Stanley	(9,885)	(697,340)	(890,441)	(194,027)
IPG Photonics Corp.	Morgan Stanley	(806)	(185,419)	(127,670)	57,506
Jabil, Inc.	Morgan Stanley	(13,636)	(813,835)	(795,933)	16,263
MicroVision, Inc.	Morgan Stanley	(43,820)	(609,413)	(484,211)	124,392
National Instruments Corp.	Morgan Stanley	(23,814)	(1,001,996)	(934,223)	55,543
nLight, Inc.	Morgan Stanley	(16,646)	(391,336)	(469,251)	(78,432)
Rogers Corp.	Morgan Stanley	(1,053)	(212,230)	(196,363)	15,622
Super Micro Computer, Inc.	Morgan Stanley	(8,286)	(274,609)	(303,019)	(28,772)
Teledyne Technologies, Inc.	Morgan Stanley	(5,986)	(2,687,861)	(2,571,466)	112,808
Viasat, Inc.	Morgan Stanley	(8,570)	(400,072)	(471,950)	(72,407)

		(277,877)	(11,952,923)	(11,671,261)	242,997

Telecommunication Services
Bandwidth, Inc., Class A	Morgan Stanley	(3,277)	(348,650)	(295,848)	52,342
Cogent Communications Holdings, Inc.	Morgan Stanley	(2,698)	(195,613)	(191,126)	(6,628)
Globalstar, Inc.	Morgan Stanley	(326,824)	(490,887)	(545,796)	(56,699)
Shenandoah Telecommunications Co.	Morgan Stanley	(6,770)	(279,595)	(213,797)	(7,202)
United States Cellular Corp.	Morgan Stanley	(5,577)	(184,251)	(177,851)	6,160

		(345,146)	(1,498,996)	(1,424,418)	(12,027)

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(31,400)	(757,016)	(810,434)	(54,424)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Transportation — (continued)
Canadian National Railway Co. (Canada)	Morgan Stanley	(21,143)	$(2,444,748)	$(2,445,188)	$(16,348)
CH Robinson Worldwide, Inc.	Morgan Stanley	(22,281)	(2,152,124)	(1,938,447)	193,447
Hawaiian Holdings, Inc.	Morgan Stanley	(13,211)	(256,593)	(286,150)	(33,255)
JB Hunt Transport Services, Inc.	Morgan Stanley	(2,162)	(365,101)	(361,530)	2,425
JetBlue Airways Corp.	Morgan Stanley	(12,713)	(235,301)	(194,382)	40,610
Knight-Swift Transportation Holdings, Inc.	Morgan Stanley	(6,096)	(298,165)	(311,810)	(14,554)
Landstar System, Inc.	Morgan Stanley	(7,676)	(1,281,680)	(1,211,426)	67,654
Marten Transport Ltd.	Morgan Stanley	(345)	(5,480)	(5,413)	65
TFI International, Inc. (Canada)	Morgan Stanley	(3,741)	(415,472)	(382,255)	31,806

		(120,768)	(8,211,680)	(7,947,035)	217,426

Utilities
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(68,781)	(1,072,720)	(1,008,329)	35,231
ALLETE, Inc.	Morgan Stanley	(10,242)	(610,688)	(609,604)	(32,563)
Alliant Energy Corp.	Morgan Stanley	(3,652)	(224,839)	(204,439)	20,105
Ameren Corp.	Morgan Stanley	(9,694)	(792,904)	(785,214)	(10,987)
American States Water Co.	Morgan Stanley	(103)	(8,923)	(8,809)	108
Atmos Energy Corp.	Morgan Stanley	(2,455)	(223,231)	(216,531)	1,831
Avangrid, Inc.	Morgan Stanley	(11,378)	(559,411)	(552,971)	(9,756)
Black Hills Corp.	Morgan Stanley	(12,938)	(843,622)	(811,989)	10,535
Brookfield Renewable Corp., Class A (Canada)	Morgan Stanley	(7,470)	(310,108)	(289,911)	16,758
California Water Service Group	Morgan Stanley	(1,956)	(94,221)	(115,267)	(22,979)
CenterPoint Energy, Inc.	Morgan Stanley	(29,915)	(742,057)	(735,909)	(621)
Clearway Energy, Inc., Class A	Morgan Stanley	(13,252)	(332,608)	(373,706)	(53,685)
Consolidated Edison, Inc.	Morgan Stanley	(5,381)	(394,528)	(390,607)	(7,850)
Edison International	Morgan Stanley	(44,404)	(2,549,116)	(2,463,090)	35,896
Entergy Corp.	Morgan Stanley	(11,336)	(1,226,941)	(1,125,778)	83,611
Evergy, Inc.	Morgan Stanley	(26,280)	(1,726,178)	(1,634,616)	71,659
Eversource Energy	Morgan Stanley	(14,076)	(1,229,620)	(1,150,854)	63,367
NextEra Energy, Inc.	Morgan Stanley	(8,481)	(693,296)	(665,928)	23,182
NiSource, Inc.	Morgan Stanley	(68,096)	(1,732,625)	(1,649,966)	69,944
Northwest Natural Holding Co.	Morgan Stanley	(10,745)	(536,331)	(494,163)	31,371
NorthWestern Corp.	Morgan Stanley	(6,701)	(421,933)	(383,967)	27,192
OGE Energy Corp.	Morgan Stanley	(22,502)	(780,684)	(741,666)	31,296
Ormat Technologies, Inc.	Morgan Stanley	(5,214)	(413,854)	(347,305)	65,210
Pinnacle West Capital Corp.	Morgan Stanley	(19,494)	(1,551,982)	(1,410,586)	131,783
PNM Resources, Inc.	Morgan Stanley	(8,567)	(420,382)	(423,895)	(7,851)
Portland General Electric Co.	Morgan Stanley	(13,892)	(663,550)	(652,785)	(4,613)
Sempra Energy	Morgan Stanley	(8,115)	(1,098,577)	(1,026,548)	46,557
SJW Group	Morgan Stanley	(4,059)	(268,215)	(268,138)	(6,564)
South Jersey Industries, Inc.	Morgan Stanley	(26,932)	(704,827)	(572,574)	119,139
Southwest Gas Holdings, Inc.	Morgan Stanley	(14,325)	(977,302)	(958,056)	3,336
Spire, Inc.	Morgan Stanley	(7,194)	(510,767)	(440,129)	63,927
Vistra Corp.	Morgan Stanley	(108,786)	(1,871,713)	(1,860,241)	(18,073)

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND

Portfolio of Investments (Concluded)

September 30, 2021

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
WEC Energy Group, Inc.	Morgan Stanley	(4,279)	$(367,467)	$(377,408)	$(18,797)
Xcel Energy, Inc.	Morgan Stanley	(18,982)	(1,291,558)	(1,186,375)	96,614

		(629,677)	(27,246,778)	(25,937,354)	854,313

Total Reference Entity — Short			(317,965,831)	(300,022,337)	16,240,669

Net Value of Reference Entity			$(208,432,228)	$(175,876,710)	$32,142,833

*	Includes $(412,685) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 95.4%
Automobiles & Components — 2.3%
Adient PLC (Ireland)*	3,517	$145,780
American Axle & Manufacturing Holdings, Inc.*	32,765	288,660
Aptiv PLC (Jersey)*	2,078	309,560
Ford Motor Co.(a)*	92,417	1,308,625
General Motors Co.(a)*	33,957	1,789,873
Gentex Corp.	7,283	240,193
Gentherm, Inc.*	1,001	81,011
Lear Corp.	348	54,455
Magna International, Inc. (Canada)	6,495	488,684
Tenneco, Inc., Class A*	4,235	60,433
Thor Industries, Inc.	121	14,854
Visteon Corp.*	2,592	244,659
Winnebago Industries, Inc.	2,523	182,791

		5,209,578

Capital Goods — 8.3%
3M Co.(a)	5,972	1,047,608
A.O. Smith Corp.	4,495	274,510
AAR Corp.*	2,818	91,388
Acuity Brands, Inc.	1	173
AECOM*	4,505	284,491
Aerojet Rocketdyne Holdings, Inc.	1,187	51,694
AeroVironment, Inc.*	484	41,779
Allegion PLC (Ireland)	704	93,055
Altra Industrial Motion Corp.	185	10,240
AMETEK, Inc.	499	61,881
Apogee Enterprises, Inc.	2,238	84,507
Applied Industrial Technologies, Inc.	133	11,987
Armstrong World Industries, Inc.	347	33,128
Atkore, Inc.*	4,967	431,732
Beacon Roofing Supply, Inc.*	3,114	148,725
Boise Cascade Co.	7,536	406,793
Carrier Global Corp.	7,465	386,388
Caterpillar, Inc.	1,535	294,674
Colfax Corp.*	777	35,664
Comfort Systems USA, Inc.	689	49,139
Crane Co.	1,491	141,362
Cummins, Inc.(a)	3,304	741,946
Curtiss-Wright Corp.	577	72,806
Deere & Co.	1,381	462,732
Donaldson Co., Inc.	449	25,777
Dover Corp.	831	129,220
Dycom Industries, Inc.*	661	47,090
Eaton Corp. PLC (Ireland)	2,773	414,037
EMCOR Group, Inc.	205	23,653
Emerson Electric Co.(a)	11,373	1,071,337

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Enerpac Tool Group Corp.	184	$3,814
ESCO Technologies, Inc.	432	33,264
Fortive Corp.	1,193	84,190
Generac Holdings, Inc.*	131	53,536
General Dynamics Corp.	3,210	629,256
General Electric Co.	7,099	731,410
Gibraltar Industries, Inc.*	1	70
Global Industrial Co.	13	493
Graco, Inc.	91	6,367
Granite Construction, Inc.	3,008	118,966
HEICO Corp.	1,186	156,398
Herc Holdings, Inc.*	1,173	191,739
Hillenbrand, Inc.	4,357	185,826
Honeywell International, Inc.(a)	379	80,454
Howmet Aerospace, Inc.(a)	12,751	397,831
Huntington Ingalls Industries, Inc.	828	159,854
Ingersoll Rand, Inc.*	6,543	329,833
John Bean Technologies Corp.	537	75,475
Johnson Controls International PLC (Ireland)	9,223	627,902
Kaman Corp.	205	7,312
L3Harris Technologies, Inc.	531	116,947
Lennox International, Inc.	1,500	441,255
Lockheed Martin Corp.(a)	3,070	1,059,457
Middleby Corp. (The)*	368	62,748
Mueller Industries, Inc.	4	164
MYR Group, Inc.*	342	34,029
Nordson Corp.	944	224,814
Northrop Grumman Corp.(a)	1,476	531,581
NOW, Inc.*	8,928	68,299
nVent Electric PLC (Ireland)	1	32
Oshkosh Corp.	3,134	320,828
Otis Worldwide Corp.	1,750	143,990
Owens Corning	7,315	625,432
Parker-Hannifin Corp.	1,600	447,392
Pentair PLC (Ireland)	7,295	529,836
Quanta Services, Inc.	85	9,675
Regal Rexnord Corp.	648	97,420
Resideo Technologies, Inc.*	1,736	43,035
Rockwell Automation, Inc.	398	117,028
Sensata Technologies Holding PLC (United Kingdom)*	3,508	191,958
Simpson Manufacturing Co., Inc.	605	64,717
Snap-on, Inc.	2,214	462,615
SPX FLOW, Inc.	525	38,377
Stanley Black & Decker, Inc.	3,486	611,131

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Tecnoglass, Inc. (Cayman Islands)	967	$21,013
Terex Corp.	5,643	237,570
Textron, Inc.	4,170	291,108
Toro Co. (The)	775	75,493
TPI Composites, Inc.*	3,136	105,840
Trane Technologies PLC (Ireland)	1,808	312,151
Triumph Group, Inc.*	1,927	35,900
United Rentals, Inc.*	18	6,317
Watsco, Inc.	147	38,899
Watts Water Technologies, Inc., Class A	239	40,173
WESCO International, Inc.*	2,312	266,620
WW Grainger, Inc.	962	378,124
Xylem, Inc.	564	69,755

		18,965,229

Commercial & Professional Services — 1.6%
ABM Industries, Inc.	6,094	274,291
Brady Corp., Class A	1,249	63,324
Brink’s Co. (The)	1,094	69,250
CACI International, Inc., Class A*	92	24,113
CBIZ, Inc.*	254	8,214
Cimpress PLC (Ireland)*	175	15,195
Cintas Corp.	339	129,044
Clean Harbors, Inc.*	2,017	209,506
Copart, Inc.*	1,702	236,101
CoreCivic, Inc.*	4,708	41,901
Equifax, Inc.	299	75,773
Healthcare Services Group, Inc.	4,842	121,002
HNI Corp.	1,158	42,522
IHS Markit Ltd. (Bermuda)	181	21,108
Jacobs Engineering Group, Inc.	2,554	338,482
Korn Ferry	907	65,631
MSA Safety, Inc.	75	10,928
Nielsen Holdings PLC (United Kingdom)	42,679	819,010
Republic Services, Inc.	4,352	522,501
Robert Half International, Inc.	2,410	241,795
Rollins, Inc.	932	32,928
Science Applications International Corp.	1,240	106,094
Steelcase, Inc., Class A	409	5,186
Thomson Reuters Corp. (Canada)	1,865	206,045
Waste Management, Inc.	116	17,326

		3,697,270

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — 2.6%
Acushnet Holdings Corp.	855	$39,928
BRP, Inc., sub-voting shares (Canada)	386	35,774
Brunswick Corp.	3,033	288,954
Capri Holdings Ltd. (British Virgin Islands)*	5,152	249,408
Cavco Industries, Inc.*	285	67,471
Columbia Sportswear Co.	19	1,821
Deckers Outdoor Corp.*	111	39,982
DR Horton, Inc.	2,229	187,169
Garmin Ltd. (Switzerland)	875	136,027
GoPro, Inc., Class A*	17,821	166,805
Hasbro, Inc.	4,418	394,174
Johnson Outdoors, Inc., Class A	49	5,184
Kontoor Brands, Inc.	2,179	108,841
La-Z-Boy, Inc.	962	31,005
Mattel, Inc.*	10,910	202,490
Mohawk Industries, Inc.*	2,937	521,024
Newell Brands, Inc.	4,878	107,999
NIKE, Inc., Class B(a)	4,925	715,258
Polaris, Inc.	166	19,864
PulteGroup, Inc.	3,495	160,490
PVH Corp.*	1,935	198,899
Ralph Lauren Corp.	495	54,965
Skechers USA, Inc., Class A*	219	9,224
Skyline Champion Corp.*	4,262	255,976
Smith & Wesson Brands, Inc.	16,034	332,866
Sonos, Inc.*	5,211	168,628
Steven Madden Ltd.	1,466	58,875
Sturm Ruger & Co., Inc.	2,247	165,784
Tapestry, Inc.	5,315	196,761
Tempur Sealy International, Inc.	3,865	179,375
Tupperware Brands Corp.*	3,435	72,547
Under Armour, Inc., Class C*	7,641	133,870
Whirlpool Corp.	2,224	453,385
YETI Holdings, Inc.*	1,415	121,251

		5,882,074

Consumer Services — 2.9%
Adtalem Global Education, Inc.*	4,937	186,668
Airbnb, Inc., Class A*	485	81,359
Bloomin’ Brands, Inc.*	11,684	292,100
Booking Holdings, Inc.*	171	405,932
Boyd Gaming Corp.*	2,254	142,588
Brinker International, Inc.*	2,836	139,106
Choice Hotels International, Inc.	1,344	169,841

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Cracker Barrel Old Country Store, Inc.	394	$55,097
Dine Brands Global, Inc.*	3,543	287,727
Domino’s Pizza, Inc.	173	82,514
Expedia Group, Inc.*	1	164
Golden Entertainment, Inc.*	926	45,457
Graham Holdings Co., Class B	130	76,591
Grand Canyon Education, Inc.*	719	63,243
Hilton Worldwide Holdings, Inc.*	627	82,833
Houghton Mifflin Harcourt Co.*	3,026	40,639
Jack in the Box, Inc.	787	76,599
Marriott International, Inc., Class A*	4,239	627,753
McDonald’s Corp.(a)	2,935	707,658
Penn National Gaming, Inc.*	7,277	527,291
Perdoceo Education Corp.*	6,109	64,511
Red Rock Resorts, Inc., Class A*	562	28,786
Service Corp. International	3,062	184,516
Starbucks Corp.	2,147	236,835
Vail Resorts, Inc.	283	94,536
Wendy’s Co. (The)	8,850	191,868
WW International, Inc.*	1,711	31,226
Wyndham Hotels & Resorts, Inc.	4,698	362,639
Yum! Brands, Inc.(a)	10,510	1,285,478

		6,571,555

Diversified Financials — 3.0%
Affiliated Managers Group, Inc.	539	81,438
Berkshire Hathaway, Inc., Class B(a)*	8,248	2,251,209
BlackRock, Inc.	766	642,414
CME Group, Inc.	1,668	322,558
Federated Hermes, Inc.	2,859	92,918
Franklin Resources, Inc.	7,945	236,125
Invesco Ltd. (Bermuda)	14,194	342,217
Moody’s Corp.	1,789	635,292
MSCI, Inc.	203	123,493
Nasdaq, Inc.	3,924	757,410
S&P Global, Inc.	972	412,993
T Rowe Price Group, Inc.(a)	5,060	995,302

		6,893,369

Energy — 4.5%
Antero Resources Corp.*	4,112	77,347
APA Corp.	10,660	228,444
Baker Hughes Co.	18,684	462,055
Cactus, Inc., Class A	147	5,545

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Canadian Natural Resources Ltd. (Canada)	11,483	$419,589
Centennial Resource Development, Inc., Class A*	4,785	32,060
ChampionX Corp.*	12,671	283,324
Chevron Corp.	163	16,536
Cimarex Energy Co.*	2,589	225,761
CNX Resources Corp.*	2,205	27,827
ConocoPhillips	1	68
Continental Resources, Inc.	2,381	109,883
Crescent Point Energy Corp. (Canada)	1,801	8,303
Denbury, Inc.*	914	64,209
DHT Holdings, Inc. (Marshall Islands)	7,535	49,204
EOG Resources, Inc.(a)	8,716	699,633
Equitrans Midstream Corp.	12,609	127,855
Exxon Mobil Corp.(a)	22,543	1,325,979
Green Plains, Inc.*	738	24,096
Halliburton Co.	19,492	421,417
Hess Corp.	6,485	506,543
HollyFrontier Corp.	271	8,978
Imperial Oil Ltd. (Canada)	2,320	73,219
Kosmos Energy Ltd.*	50,737	150,182
Magnolia Oil & Gas Corp., Class A	1,679	29,869
Marathon Oil Corp.	57,599	787,378
Marathon Petroleum Corp.	15,724	971,900
Murphy Oil Corp.	2,697	67,344
Oasis Petroleum, Inc.	657	65,319
Occidental Petroleum Corp.(a)	23,190	685,960
Oceaneering International, Inc.*	15,964	212,640
ONEOK, Inc.	10,966	635,918
Ovintiv, Inc.	5,578	183,405
PDC Energy, Inc.	3,601	170,651
SM Energy Co.	19,594	516,890
Suncor Energy, Inc. (Canada)	5,875	121,847
Targa Resources Corp.	1,966	96,747
Transocean Ltd. (Switzerland)*	9,763	37,002
Vermilion Energy, Inc. (Canada)*	10,774	106,663
Whiting Petroleum Corp.*	695	40,595
Williams Cos., Inc. (The)	1,782	46,225
World Fuel Services Corp.	4,730	159,023

		10,283,433

Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	390	175,246
Kroger Co. (The)	5,740	232,068

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Sprouts Farmers Market, Inc.*	11,194	$259,365
Sysco Corp.	6,994	549,029
Walgreens Boots Alliance, Inc.	5,704	268,373
Walmart, Inc.(a)	15,039	2,096,136
Weis Markets, Inc.	72	3,784

		3,584,001

Food, Beverage & Tobacco — 3.9%
Altria Group, Inc.(a)	14,550	662,316
Archer-Daniels-Midland Co.	5,487	329,275
Brown-Forman Corp., Class B	355	23,789
Coca-Cola Co. (The)(a)	19,933	1,045,885
Coca-Cola Consolidated, Inc.	106	41,783
Constellation Brands, Inc., Class A(a)	2,072	436,550
Darling Ingredients, Inc.*	7,489	538,459
General Mills, Inc.	2,028	121,315
Hershey Co. (The)	2,630	445,128
JM Smucker Co. (The)	173	20,765
Kellogg Co.	947	60,532
Kraft Heinz Co. (The)(a)	32,395	1,192,784
Molson Coors Beverage Co., Class B	4,038	187,282
Mondelez International, Inc., Class A	12,848	747,497
Monster Beverage Corp.(a)*	8,821	783,569
PepsiCo, Inc.	5,483	824,698
Philip Morris International, Inc.	4,349	412,242
Primo Water Corp. (Canada)	92	1,446
Sanderson Farms, Inc.	2,422	455,820
SunOpta, Inc. (Canada)*	9,181	81,986
Tyson Foods, Inc., Class A	3,898	307,708
Vector Group Ltd.	2,111	26,915

		8,747,744

Health Care Equipment & Services — 7.8%
Abbott Laboratories(a)	6,244	737,604
Acadia Healthcare Co., Inc.*	5,661	361,059
Addus HomeCare Corp.*	3	239
Alcon, Inc. (Switzerland)	4,974	400,258
Align Technology, Inc.*	1,084	721,326
Allscripts Healthcare Solutions, Inc.*	6,362	85,060
Amedisys, Inc.*	949	141,496
AMN Healthcare Services, Inc.*	1,667	191,288
Anthem, Inc.(a)	3,175	1,183,640
Boston Scientific Corp.*	10,271	445,659
Cerner Corp.	9,449	666,344

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Change Healthcare, Inc.*	2,389	$50,026
Cigna Corp.	1,589	318,054
Community Health Systems, Inc.*	9,980	116,766
CONMED Corp.	1,259	164,715
Cooper Cos., Inc. (The)	648	267,825
CryoLife, Inc.*	25	557
CVS Health Corp.	2,509	212,914
Danaher Corp.(a)	2,144	652,719
Dexcom, Inc.*	199	108,825
Doximity, Inc., Class A*	521	42,045
Edwards Lifesciences Corp.*	1,096	124,078
Ensign Group, Inc. (The)	1,334	99,903
Envista Holdings Corp.*	11,814	493,943
Fulgent Genetics, Inc.*	1,419	127,639
Globus Medical, Inc., Class A*	848	64,974
HCA Healthcare, Inc.	2,190	531,557
Henry Schein, Inc.*	1,833	139,601
Heska Corp.*	242	62,567
Hologic, Inc.(a)*	8,088	596,975
IDEXX Laboratories, Inc.(a)*	1,664	1,034,842
Inspire Medical Systems, Inc.*	440	102,467
Integra LifeSciences Holdings Corp.*	2,563	175,514
Intersect ENT, Inc.*	82	2,230
Intuitive Surgical, Inc.(a)*	534	530,876
Laboratory Corp. of America Holdings*	3,666	1,031,759
LeMaitre Vascular, Inc.	71	3,769
LivaNova PLC (United Kingdom)*	3,613	286,114
McKesson Corp.	2,527	503,833
MEDNAX, Inc.*	8,008	227,667
Medtronic PLC (Ireland)	9,368	1,174,279
Meridian Bioscience, Inc.*	1,064	20,471
Merit Medical Systems, Inc.*	1,951	140,082
National Research Corp.	7	295
NextGen Healthcare, Inc.*	1,132	15,961
Omnicell, Inc.*	1,086	161,195
Owens & Minor, Inc.	1,119	35,014
Quest Diagnostics, Inc.	2,707	393,354
Select Medical Holdings Corp.	4,650	168,191
STAAR Surgical Co.*	3,106	399,214
Stryker Corp.	2,047	539,835
Tenet Healthcare Corp.*	1,051	69,828
Tivity Health, Inc.*	7,296	168,246

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
UnitedHealth Group, Inc.(a)	3,150	$1,230,831
Veeva Systems, Inc., Class A*	339	97,690

		17,623,213

Household & Personal Products — 1.2%
Colgate-Palmolive Co.(a)	14,859	1,123,043
Coty, Inc., Class A*	15,972	125,540
Edgewell Personal Care Co.	2,243	81,421
Estee Lauder Cos., Inc. (The), Class A	1,922	576,465
Kimberly-Clark Corp.	1,855	245,676
Procter & Gamble Co. (The)(a)	4,001	559,340
WD-40 Co.	445	103,009

		2,814,494

Materials — 5.2%
AdvanSix, Inc.*	706	28,064
Agnico Eagle Mines Ltd. (Canada)	6,385	331,062
Alamos Gold, Inc., Class A (Canada)	5,354	38,549
Amcor PLC (Jersey)	6,648	77,050
Ashland Global Holdings, Inc.	1,720	153,286
Avery Dennison Corp.	1,609	333,401
Avient Corp.	3,494	161,947
Axalta Coating Systems Ltd. (Bermuda)*	9,587	279,845
Ball Corp.	251	22,583
Carpenter Technology Corp.	3,525	115,409
Celanese Corp.	952	143,409
Centerra Gold, Inc. (Canada)	7	48
CF Industries Holdings, Inc.	3,337	186,271
Chemours Co. (The)	8,538	248,114
Commercial Metals Co.	68	2,071
Compass Minerals International, Inc.	418	26,919
Corteva, Inc.	6,664	280,421
Domtar Corp.*	2,740	149,440
Dow, Inc.	7,853	452,019
DuPont de Nemours, Inc.(a)	20,972	1,425,886
Eagle Materials, Inc.	2,333	305,996
Eastman Chemical Co.	494	49,766
Ecovyst, Inc.	129	1,504
Ferro Corp.*	7,457	151,675
Freeport-McMoRan, Inc.(a)	11,758	382,488
GCP Applied Technologies, Inc.*	127	2,784
Graphic Packaging Holding Co.	6,022	114,659
Hecla Mining Co.	26,770	147,235

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
IAMGOLD Corp. (Canada)*	36,217	$81,850
Ingevity Corp.*	2,365	168,790
Innospec, Inc.	831	69,987
International Paper Co.	6,933	387,693
Kaiser Aluminum Corp.	2	218
Kinross Gold Corp. (Canada)	14,805	79,355
Kraton Corp.*	1,495	68,232
Linde PLC (Ireland)	2,855	837,600
Livent Corp.*	7,135	164,890
Louisiana-Pacific Corp.	2,901	178,034
LyondellBasell Industries NV, Class A (Netherlands)	3,579	335,889
Martin Marietta Materials, Inc.	374	127,788
Minerals Technologies, Inc.	592	41,345
Mosaic Co. (The)	16,592	592,666
Newmont Corp.	5,628	305,600
Nucor Corp.	5,755	566,810
Nutrien Ltd. (Canada)	2,407	156,046
O-I Glass, Inc.*	12,307	175,621
Olin Corp.	6,541	315,603
Pan American Silver Corp. (Canada)	44	1,024
PPG Industries, Inc.	285	40,758
Pretium Resources, Inc. (Canada)*	14,011	135,066
Reliance Steel & Aluminum Co.	475	67,650
Royal Gold, Inc.	363	34,663
Sealed Air Corp.	2,379	130,345
Sensient Technologies Corp.	378	34,428
Sherwin-Williams Co. (The)(a)	1,518	424,630
Southern Copper Corp.	1,539	86,400
Trinseo SA (Luxembourg)	1,376	74,277
Vulcan Materials Co.	38	6,428
Westlake Chemical Corp.	1,810	164,963
Westrock Co.	2,751	137,082
Wheaton Precious Metals Corp. (Canada)	3,419	128,486
Worthington Industries, Inc.	3,124	164,635

		11,896,753

Media & Entertainment — 6.7%
Activision Blizzard, Inc.	12,728	985,020
Alphabet, Inc., Class A(a)*	1,238	3,309,818
Altice USA, Inc., Class A*	895	18,544
Cars.com, Inc.*	2,419	30,600
Charter Communications, Inc., Class A(a)*	1,217	885,441
Comcast Corp., Class A	11,646	651,361

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Discovery, Inc., Class A*	1,901	$48,247
DISH Network Corp., Class A*	15,566	676,498
Eventbrite, Inc., Class A*	1,323	25,018
Facebook, Inc., Class A(a)*	9,695	3,290,386
Fox Corp., Class A	10,420	417,946
Gannett Co., Inc.*	54	361
Gray Television, Inc.	3,008	68,643
Interpublic Group of Cos., Inc. (The)	12,087	443,230
Lions Gate Entertainment Corp., Class B (Canada)*	2,114	27,482
Live Nation Entertainment, Inc.*	435	39,642
Netflix, Inc.(a)*	2,486	1,517,305
News Corp., Class A	12,304	289,513
Omnicom Group, Inc.	1,228	88,981
Scholastic Corp.	40	1,426
Snap, Inc., Class A*	4,053	299,395
TechTarget, Inc.*	382	31,484
Twitter, Inc.(a)*	18,890	1,140,767
ViacomCBS, Inc., Class B	4,161	164,401
Walt Disney Co. (The)*	2,331	394,335
World Wrestling Entertainment, Inc., Class A	1,680	94,517
Yelp, Inc.*	8,123	302,501

		15,242,862

Pharmaceuticals, Biotechnology & Life Sciences — 7.2%
AbbVie, Inc.(a)	5,984	645,494
AbCellera Biologics, Inc. (Canada)*	5,000	100,200
Agilent Technologies, Inc.	5,469	861,532
Atea Pharmaceuticals, Inc.*	3,434	120,396
Biogen, Inc.*	2,245	635,313
Bio-Rad Laboratories, Inc., Class A*	135	100,703
Bio-Techne Corp.	198	95,945
Bristol-Myers Squibb Co.	13,758	814,061
Bruker Corp.	1,204	94,032
Celldex Therapeutics, Inc.*	2,101	113,433
Charles River Laboratories International, Inc.*	1,005	414,733
Cortexyme, Inc.*	212	19,432
Dynavax Technologies Corp.*	8,981	172,525
Eli Lilly and Co.	5,004	1,156,174
Fulcrum Therapeutics, Inc.*	150	4,232
Gilead Sciences, Inc.	5,954	415,887
Illumina, Inc.*	2,273	921,952
Innoviva, Inc.*	3,062	51,166
IQVIA Holdings, Inc.*	138	33,057
Ironwood Pharmaceuticals, Inc.*	9,335	121,915

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Johnson & Johnson(a)	12,143	$1,961,094
Merck & Co., Inc.(a)	19,415	1,458,261
Mettler-Toledo International, Inc.*	14	19,283
Moderna, Inc.*	1,345	517,637
Organon & Co.	7,243	237,498
Pacira BioSciences, Inc.*	2,239	125,384
PerkinElmer, Inc.(a)	4,011	695,066
Pfizer, Inc.(a)	63,360	2,725,114
Prestige Consumer Healthcare, Inc.*	1,029	57,737
Prothena Corp. PLC (Ireland)*	2,336	166,393
Regeneron Pharmaceuticals, Inc.*	301	182,159
Thermo Fisher Scientific, Inc.(a)	149	85,128
United Therapeutics Corp.*	609	112,409
Veracyte, Inc.*	3,692	171,493
Vertex Pharmaceuticals, Inc.*	1,728	313,442
Waters Corp.*	866	309,422
Zoetis, Inc.	1,087	211,030

		16,240,732

Retailing — 6.8%
Academy Sports & Outdoors, Inc.*	1,005	40,220
Advance Auto Parts, Inc.	2,334	487,549
Amazon.com, Inc.(a)*	1,057	3,472,287
American Eagle Outfitters, Inc.	2,093	53,999
Asbury Automotive Group, Inc.*	1	197
AutoNation, Inc.*	2,474	301,234
AutoZone, Inc.*	108	183,383
Bath & Body Works, Inc.(a)	12,137	764,995
Best Buy Co., Inc.	289	30,550
Buckle, Inc. (The)	3,495	138,367
Caleres, Inc.	490	10,888
Camping World Holdings, Inc., Class A	3,008	116,921
Dick’s Sporting Goods, Inc.	568	68,029
eBay, Inc.(a)	29,953	2,086,826
Etsy, Inc.(a)*	2,478	515,325
Foot Locker, Inc.	3,275	149,537
Genuine Parts Co.	1,671	202,575
Guess?, Inc.	4,691	98,558
Home Depot, Inc. (The)(a)	2,718	892,211
LKQ Corp.*	14,018	705,386
Lowe’s Cos., Inc.(a)	4,499	912,667
Macy’s, Inc.	8,970	202,722
MarineMax, Inc.*	3,020	146,530
National Vision Holdings, Inc.*	442	25,092

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
O’Reilly Automotive, Inc.*	514	$314,085
Penske Automotive Group, Inc.	1,001	100,701
Qurate Retail, Inc., Series A	16,016	163,203
RH*	2	1,334
Ross Stores, Inc.	3,401	370,199
Shoe Carnival, Inc.	1,379	44,707
Shutterstock, Inc.	2,887	327,155
Signet Jewelers Ltd. (Bermuda)	5,510	435,070
Sonic Automotive, Inc., Class A	3,695	194,135
Target Corp.(a)	5,114	1,169,930
Ulta Beauty, Inc.*	1,398	504,566
Victoria’s Secret & Co.*	556	30,725
Williams-Sonoma, Inc.	58	10,285
Zumiez, Inc.*	2,144	85,245

		15,357,388

Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc.*	1,105	113,704
Amkor Technology, Inc.	1,028	25,649
Analog Devices, Inc.(a)	1,186	198,631
Applied Materials, Inc.(a)	11,183	1,439,588
Axcelis Technologies, Inc.*	2,005	94,295
Broadcom, Inc.(a)	903	437,892
Brooks Automation, Inc.	784	80,242
Cohu, Inc.*	934	29,832
Enphase Energy, Inc.*	2,454	368,026
First Solar, Inc.*	1,472	140,517
Ichor Holdings Ltd. (Cayman Islands)*	3,640	149,568
Intel Corp.(a)	30,057	1,601,437
KLA Corp.	470	157,220
Lam Research Corp.	854	486,054
MACOM Technology Solutions Holdings, Inc.*	6,409	415,752
Microchip Technology, Inc.	1	153
Micron Technology, Inc.	13,916	987,758
MKS Instruments, Inc.	1,580	238,438
Monolithic Power Systems, Inc.	615	298,078
NVIDIA Corp.	1,790	370,816
NXP Semiconductors NV (Netherlands)	5,208	1,020,091
ON Semiconductor Corp.*	4,757	217,728
Onto Innovation, Inc.*	1,076	77,741
Power Integrations, Inc.	1,039	102,851
Qorvo, Inc.(a)*	3,893	650,871
QUALCOMM, Inc.(a)	9,736	1,255,749
Rambus, Inc.*	4,667	103,607

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Semtech Corp.*	519	$40,466
Skyworks Solutions, Inc.	4,033	664,558
SMART Global Holdings, Inc. (Cayman Islands)*	62	2,759
Synaptics, Inc.(a)*	1,384	248,746
Texas Instruments, Inc.(a)	3,108	597,389
Ultra Clean Holdings, Inc.*	15	639
Xilinx, Inc.	1,328	200,515

		12,817,360

Software & Services — 13.0%
Accenture PLC, Class A (Ireland)	1,400	447,888
ACI Worldwide, Inc.*	1,419	43,606
Adobe, Inc.*	2,090	1,203,255
Agilysys, Inc.*	111	5,812
ANSYS, Inc.*	1,257	427,946
Automatic Data Processing, Inc.(a)	10,076	2,014,394
Box, Inc., Class A*	14,212	336,398
Broadridge Financial Solutions, Inc.	1,762	293,620
Cadence Design Systems, Inc.(a)*	4,252	643,923
Cerence, Inc.*	3,854	370,408
CGI, Inc. (Canada)*	1,070	90,693
Cloudera, Inc.*	15,469	247,040
CommVault Systems, Inc.*	479	36,073
Cornerstone OnDemand, Inc.*	4,384	251,028
CSG Systems International, Inc.	578	27,860
Descartes Systems Group, Inc. (The) (Canada)*	11	894
DocuSign, Inc.*	373	96,021
Dolby Laboratories, Inc., Class A	2,986	262,768
Domo, Inc., Class B*	431	36,394
Dropbox, Inc., Class A*	9,870	288,401
DXC Technology Co.*	11,143	374,516
Elastic NV (Netherlands)*	325	48,422
Fair Isaac Corp.*	743	295,662
Fiserv, Inc.(a)*	9,892	1,073,282
Fortinet, Inc.(a)*	3,715	1,084,929
Gartner, Inc.*	2,218	674,006
HubSpot, Inc.*	425	287,338
International Business Machines Corp.(a)	3,294	457,635
Intuit, Inc.(a)	2,070	1,116,786
Lightspeed Commerce, Inc. (Canada)*	3,033	292,472
Manhattan Associates, Inc.*	735	112,477
Maximus, Inc.	984	81,869

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Microsoft Corp.(a)	13,293	$3,747,563
MongoDB, Inc.*	1,269	598,346
NCR Corp.*	2,344	90,853
NortonLifeLock, Inc.(a)	19,343	489,378
Nutanix, Inc., Class A*	7,994	301,374
Open Text Corp. (Canada)	4,625	225,423
Oracle Corp.(a)	27,179	2,368,106
Palantir Technologies, Inc., Class A*	1,402	33,704
Palo Alto Networks, Inc.*	269	128,851
Paychex, Inc.(a)	8,395	944,018
PayPal Holdings, Inc.(a)*	3,666	953,930
Progress Software Corp.	407	20,020
PTC, Inc.*	2,587	309,897
ServiceNow, Inc.(a)*	3,282	2,042,290
Sprout Social, Inc., Class A*	2,810	342,679
SPS Commerce, Inc.*	881	142,114
Square, Inc., Class A(a)*	1,702	408,208
SS&C Technologies Holdings, Inc.	2,741	190,225
Synopsys, Inc.(a)*	2,291	685,948
Teradata Corp.*	5,788	331,942
TTEC Holdings, Inc.	156	14,591
Verint Systems, Inc.*	8,295	371,533
VeriSign, Inc.*	1,528	313,255
Visa, Inc., Class A(a)	3,539	788,312
Western Union Co. (The)	18,026	364,486
Workiva, Inc.*	1,647	232,161
Xperi Holding Corp.	322	6,066

		29,469,089

Technology Hardware & Equipment — 5.7%
3D Systems Corp.*	19,046	525,098
Apple, Inc.(a)	17,838	2,524,077
Arista Networks, Inc.*	234	80,412
Arrow Electronics, Inc.*	771	86,576
Belden, Inc.	920	53,599
Benchmark Electronics, Inc.	1,336	35,684
CDW Corp.	1,278	232,621
Cisco Systems, Inc.(a)	21,591	1,175,198
Cognex Corp.	198	15,884
Coherent, Inc.*	1,936	484,174
Corning, Inc.	16,995	620,147
CTS Corp.	147	4,544
Diebold Nixdorf, Inc.*	22,661	229,103
EchoStar Corp., Class A*	7,833	199,820
Extreme Networks, Inc.*	12,761	125,696
F5 Networks, Inc.*	254	50,490
Hewlett Packard Enterprise Co.	35,631	507,742

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
HP, Inc.(a)	30,868	$844,548
Keysight Technologies, Inc.*	1,530	251,364
Knowles Corp.*	2,525	47,318
NetApp, Inc.	7,179	644,387
NETGEAR, Inc.*	1,144	36,505
OSI Systems, Inc.*	531	50,339
Plantronics, Inc.*	4,125	106,054
Sanmina Corp.*	3,992	153,852
Seagate Technology Holdings PLC (Ireland)	6,682	551,399
SYNNEX Corp.	2,998	312,092
TE Connectivity Ltd. (Switzerland)	4,693	643,973
Trimble, Inc.*	2,762	227,174
TTM Technologies, Inc.*	11,852	148,980
Ubiquiti, Inc.	895	267,310
Vishay Intertechnology, Inc.	6,963	139,887
Vontier Corp.	10,459	351,422
Western Digital Corp.*	7,167	404,505
Xerox Holdings Corp.	10,127	204,262
Zebra Technologies Corp., Class A*.	1,280	659,738

		12,995,974

Telecommunication Services — 1.3%
AT&T, Inc.(a)	32,935	889,574
Gogo, Inc.*	10,550	182,515
IDT Corp., Class B*	28	1,174
Iridium Communications, Inc.*	2,067	82,370
Lumen Technologies, Inc.	9,458	117,185
Rogers Communications, Inc., Class B (Canada)	9	420
T-Mobile US, Inc.*	6,046	772,437
Verizon Communications, Inc.(a)	16,594	896,242

		2,941,917

Transportation — 2.1%
Alaska Air Group, Inc.*	1,335	78,231
ArcBest Corp.	4,533	370,663
Atlas Air Worldwide Holdings, Inc.*	1,109	90,583
Canadian Pacific Railway Ltd. (Canada)	1,327	86,348
CSX Corp.(a)	35,137	1,044,974
Echo Global Logistics, Inc.*	1	48
Expeditors International of Washington, Inc.	2,565	305,568
FedEx Corp.(a)	242	53,068
Hub Group, Inc., Class A*	954	65,588
Kirby Corp.*	553	26,522

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Matson, Inc.	408	$32,930
Norfolk Southern Corp.(a)	818	195,707
Old Dominion Freight Line, Inc.	1,164	332,881
Schneider National, Inc., Class B	8,004	182,011
Southwest Airlines Co.*	345	17,743
Union Pacific Corp.	2,826	553,924
United Airlines Holdings, Inc.*	4,887	232,475
United Parcel Service, Inc., Class B(a)	5,105	929,620
XPO Logistics, Inc.*	3,144	250,200

		4,849,084

Utilities — 2.1%
AES Corp. (The)	14,318	326,880
American Water Works Co., Inc.	678	114,609
Dominion Energy, Inc.(a)	8,002	584,306
Exelon Corp.(a)	23,482	1,135,120
Fortis, Inc. (Canada)	190	8,423
MDU Resources Group, Inc.	1,945	57,708
NRG Energy, Inc.	18,980	774,953
PPL Corp.	34,075	950,011
Public Service Enterprise Group, Inc.	14,450	880,005
Southern Co. (The)	493	30,551
TransAlta Corp. (Canada)	46	486

		4,863,052

TOTAL COMMON STOCKS (Cost $188,437,774)		216,946,171

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.6%		10,372,420

NET ASSETS - 100.0%		$227,318,591

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC  Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Over-the-counter total return swaps outstanding as of September 30, 2021

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between August 27, 2024 and July 6, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 3.6% of net assets as of September 30, 2021.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2021:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long
Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	5,747	$101,199	$238,213	$135,759
American Axle & Manufacturing Holdings, Inc.	Morgan Stanley	19,184	149,368	169,011	19,663
Aptiv PLC (Jersey)	Morgan Stanley	1,799	253,948	267,997	14,340
Ford Motor Co.	Morgan Stanley	79,100	729,735	1,120,056	390,639
General Motors Co.	Morgan Stanley	27,659	1,318,215	1,457,906	140,102
Gentex Corp.	Morgan Stanley	5,960	201,884	196,561	(4,724)
Gentherm, Inc.	Morgan Stanley	1,012	55,517	81,901	26,424
Lear Corp.	Morgan Stanley	286	43,929	44,753	859
Magna International, Inc. (Canada)	Morgan Stanley	5,297	434,338	398,546	(34,363)
Tenneco, Inc., Class A	Morgan Stanley	3,371	43,948	48,104	4,191
Thor Industries, Inc.	Morgan Stanley	98	12,171	12,030	(238)
Visteon Corp.	Morgan Stanley	2,138	208,332	201,806	(6,423)
Winnebago Industries, Inc.	Morgan Stanley	2,057	126,656	149,030	23,023

		153,708	3,679,240	4,385,914	709,252

Capital Goods
3M Co.	Morgan Stanley	4,564	767,772	800,617	57,887
A O Smith Corp.	Morgan Stanley	3,903	231,710	238,356	9,082
AAR Corp.	Morgan Stanley	2,238	69,289	72,578	3,150
Acuity Brands, Inc.	Morgan Stanley	1	167	173	52
AECOM	Morgan Stanley	3,530	174,132	222,920	48,877
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	932	39,060	40,589	1,613
AeroVironment, Inc.	Morgan Stanley	377	36,043	32,543	(3,777)
Allegion PLC (Ireland)	Morgan Stanley	554	75,910	73,228	(2,406)
Altra Industrial Motion Corp.	Morgan Stanley	128	6,667	7,085	643
AMETEK, Inc.	Morgan Stanley	400	45,601	49,604	5,442
Apogee Enterprises, Inc.	Morgan Stanley	1,118	25,394	42,216	17,706
Applied Industrial Technologies, Inc.	Morgan Stanley	96	4,674	8,652	5,026
Armstrong World Industries, Inc.	Morgan Stanley	285	28,470	27,209	(1,232)
Atkore, Inc.	Morgan Stanley	4,619	225,250	401,483	181,665
Beacon Roofing Supply, Inc.	Morgan Stanley	2,478	135,546	118,349	(17,401)
Boise Cascade Co.	Morgan Stanley	6,233	351,725	336,457	(7,163)
Carrier Global Corp.	Morgan Stanley	6,087	336,305	315,063	(21,086)
Caterpillar, Inc.	Morgan Stanley	1,254	258,657	240,730	(16,547)
Colfax Corp.	Morgan Stanley	619	28,663	28,412	(234)
Comfort Systems U.S.A., Inc.	Morgan Stanley	559	43,505	39,868	(3,655)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUNDS

Portfolio Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Crane Co.	Morgan Stanley	1,187	$113,716	$112,539	$(818)
Cummins, Inc.	Morgan Stanley	2,538	566,864	569,933	14,024
Curtiss-Wright Corp.	Morgan Stanley	467	51,328	58,926	9,794
Deere & Co.	Morgan Stanley	1,142	174,135	382,650	214,300
Donaldson Co., Inc.	Morgan Stanley	365	19,896	20,955	1,536
Dover Corp.	Morgan Stanley	742	77,914	115,381	39,475
Dycom Industries, Inc.	Morgan Stanley	719	39,248	51,222	12,950
Eaton Corp. PLC (Ireland)	Morgan Stanley	2,260	365,055	337,441	(27,016)
EMCOR Group, Inc.	Morgan Stanley	166	15,013	19,153	4,300
Emerson Electric Co.	Morgan Stanley	9,758	910,192	919,204	16,152
Enerpac Tool Group Corp.	Morgan Stanley	153	3,554	3,172	(358)
ESCO Technologies, Inc.	Morgan Stanley	355	30,536	27,335	(3,143)
Fortive Corp.	Morgan Stanley	918	56,760	64,783	8,375
Generac Holdings, Inc.	Morgan Stanley	117	34,410	47,814	13,436
General Dynamics Corp.	Morgan Stanley	2,643	455,070	518,107	66,441
General Electric Co.	Morgan Stanley	5,809	603,844	598,501	(4,602)
Gibraltar Industries, Inc.	Morgan Stanley	1	58	70	29
Global Industrial Co.	Morgan Stanley	1,373	30,408	52,023	21,960
Graco, Inc.	Morgan Stanley	74	5,370	5,178	(173)
Granite Construction, Inc.	Morgan Stanley	2,467	94,972	97,570	3,547
HEICO Corp.	Morgan Stanley	968	121,818	127,650	6,265
Herc Holdings, Inc.	Morgan Stanley	567	36,876	92,682	55,838
Hillenbrand, Inc.	Morgan Stanley	3,555	163,374	151,621	(10,558)
Honeywell International, Inc.	Morgan Stanley	312	65,775	66,231	3,266
Howmet Aerospace, Inc.	Morgan Stanley	11,714	168,481	365,477	206,473
Huntington Ingalls Industries, Inc.	Morgan Stanley	685	121,250	132,246	12,531
Ingersoll Rand, Inc.	Morgan Stanley	5,334	258,477	268,887	10,851
John Bean Technologies Corp.	Morgan Stanley	435	38,957	61,139	22,446
Johnson Controls International PLC (Ireland)	Morgan Stanley	7,759	441,292	528,233	92,744
Kaman Corp.	Morgan Stanley	170	6,154	6,064	(51)
L3Harris Technologies, Inc.	Morgan Stanley	431	98,143	94,923	(3,280)
Lennox International, Inc.	Morgan Stanley	1,229	398,631	361,535	(35,569)
Lockheed Martin Corp.	Morgan Stanley	2,503	887,135	863,785	(6,780)
Middleby Corp. (The)	Morgan Stanley	305	46,783	52,006	5,259
Mueller Industries, Inc.	Morgan Stanley	4	117	164	213
MYR Group, Inc.	Morgan Stanley	277	23,514	27,562	4,075
Nordson Corp.	Morgan Stanley	774	172,367	184,328	12,395
Northrop Grumman Corp.	Morgan Stanley	1,212	393,297	436,502	50,547
NOW, Inc.	Morgan Stanley	8,036	47,175	61,475	14,299
nVent Electric PLC (Ireland)	Morgan Stanley	1	18	32	32
Oshkosh Corp.	Morgan Stanley	2,549	304,265	260,941	(42,946)
Otis Worldwide Corp.	Morgan Stanley	1,429	125,459	117,578	(7,664)
Owens Corning	Morgan Stanley	6,023	540,015	514,967	(23,264)
Parker-Hannifin Corp.	Morgan Stanley	1,245	298,495	348,127	53,904
Pentair PLC (Ireland)	Morgan Stanley	5,951	286,502	432,221	151,909
Quanta Services, Inc.	Morgan Stanley	70	8,116	7,967	(70)
Regal Rexnord Corp.	Morgan Stanley	532	76,996	79,981	3,204
Resideo Technologies, Inc.	Morgan Stanley	1,344	36,507	33,318	(3,157)
Rockwell Automation, Inc.	Morgan Stanley	325	98,040	95,563	(2,419)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	2,858	$161,789	$156,390	$(5,315)
Simpson Manufacturing Co., Inc.	Morgan Stanley	497	30,863	53,164	22,916
Snap-on, Inc.	Morgan Stanley	1,797	311,430	375,483	74,460
SPX FLOW, Inc.	Morgan Stanley	2,916	106,781	213,160	108,608
Stanley Black & Decker, Inc.	Morgan Stanley	2,839	509,049	497,705	(5,859)
Tecnoglass, Inc. (Cayman Islands)	Morgan Stanley	800	17,813	17,384	(383)
Terex Corp.	Morgan Stanley	4,623	165,220	194,628	30,972
Textron, Inc.	Morgan Stanley	3,388	229,377	236,516	7,362
Toro Co. (The)	Morgan Stanley	634	58,007	61,758	4,332
TPI Composites, Inc.	Morgan Stanley	2,544	103,982	85,860	(18,062)
Trane Technologies PLC (Ireland)	Morgan Stanley	1,467	181,425	253,278	75,895
Triumph Group, Inc.	Morgan Stanley	1,534	28,565	28,578	39
United Rentals, Inc.	Morgan Stanley	3	678	1,053	392
Watsco, Inc.	Morgan Stanley	120	26,754	31,754	5,873
Watts Water Technologies, Inc., Class A	Morgan Stanley	194	23,519	32,609	9,711
WESCO International, Inc.	Morgan Stanley	1,883	216,987	217,148	267
WW Grainger, Inc.	Morgan Stanley	776	330,954	305,015	(25,583)
Xylem, Inc.	Morgan Stanley	461	51,676	57,016	5,609

		168,302	14,351,781	15,689,793	1,509,578

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	2,974	109,552	133,860	27,148
Brady Corp., Class A	Morgan Stanley	996	53,123	50,497	(2,548)
Brink’s Co. (The)	Morgan Stanley	890	66,005	56,337	(9,448)
CACI International, Inc., Class A	Morgan Stanley	92	19,659	24,113	5,169
CBIZ, Inc.	Morgan Stanley	203	6,709	6,565	(124)
Cimpress PLC (Ireland)	Morgan Stanley	597	27,614	51,838	26,172
Cintas Corp.	Morgan Stanley	241	80,488	91,739	12,584
Clean Harbors, Inc.	Morgan Stanley	1,647	144,340	171,074	28,411
Copart, Inc.	Morgan Stanley	1,381	180,228	191,572	11,346
CoreCivic, Inc.	Morgan Stanley	3,842	37,325	34,194	(3,098)
Equifax, Inc.	Morgan Stanley	244	61,983	61,834	(27)
Healthcare Services Group, Inc.	Morgan Stanley	4,104	93,199	102,559	14,268
HNI Corp.	Morgan Stanley	934	40,318	34,296	(5,728)
IHS Markit Ltd. (Bermuda)	Morgan Stanley	149	17,529	17,376	(129)
Jacobs Engineering Group, Inc.	Morgan Stanley	2,092	260,508	277,253	17,408
Korn Ferry	Morgan Stanley	734	53,942	53,112	(737)
MSA Safety, Inc.	Morgan Stanley	66	9,638	9,616	(1)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	34,977	796,711	671,209	(120,717)
Republic Services, Inc.	Morgan Stanley	3,537	283,309	424,652	150,283
Robert Half International, Inc.	Morgan Stanley	1,961	172,855	196,747	25,587
Rollins, Inc.	Morgan Stanley	750	27,164	26,498	(275)
Science Applications International Corp.	Morgan Stanley	1,006	86,027	86,073	143
Steelcase, Inc., Class A	Morgan Stanley	335	3,668	4,248	927
Thomson Reuters Corp. (Canada)	Morgan Stanley	1,524	127,253	168,372	42,783
Waste Management, Inc.	Morgan Stanley	93	14,214	13,890	(300)

		65,369	2,773,361	2,959,524	219,097

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	700	36,286	32,690	(3,485)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel — (continued)
BRP,Inc.(Canada)	Morgan Stanley	319	$25,166	$29,565	$4,480
Brunswick Corp.	Morgan Stanley	3,287	254,266	313,153	61,064
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	869	14,537	42,068	27,555
Cavco Industries, Inc.	Morgan Stanley	248	45,085	58,712	13,723
Columbia Sportswear Co.	Morgan Stanley	17	1,679	1,629	(32)
Deckers Outdoor Corp.	Morgan Stanley	95	24,153	34,219	10,093
DR Horton, Inc.	Morgan Stanley	4,948	188,441	415,484	232,596
Garmin Ltd. (Switzerland)	Morgan Stanley	713	81,324	110,843	31,096
GoPro, Inc., Class A	Morgan Stanley	14,508	154,365	135,795	(18,505)
Hasbro, Inc.	Morgan Stanley	3,616	354,255	322,620	(30,591)
Johnson Outdoors, Inc., Class A	Morgan Stanley	39	4,459	4,126	(314)
Kontoor Brands, Inc.	Morgan Stanley	1,796	35,248	89,710	61,108
La-Z-Boy, Inc.	Morgan Stanley	793	23,293	25,558	2,981
Mattel, Inc.	Morgan Stanley	8,910	159,279	165,370	6,173
Mohawk Industries, Inc.	Morgan Stanley	2,391	268,288	424,163	156,003
Newell Brands, Inc.	Morgan Stanley	3,987	87,670	88,272	3,489
NIKE, Inc., Class B	Morgan Stanley	4,262	511,720	618,970	112,253
Polaris, Inc.	Morgan Stanley	134	12,343	16,034	6,968
PulteGroup, Inc.	Morgan Stanley	2,885	118,249	132,479	15,639
PVH Corp.	Morgan Stanley	1,577	94,868	162,100	67,333
Ralph Lauren Corp.	Morgan Stanley	408	46,245	45,304	(643)
Skechers U.S.A., Inc., Class A	Morgan Stanley	172	7,685	7,245	(419)
Skyline Champion Corp.	Morgan Stanley	3,465	164,462	208,108	46,298
Smith & Wesson Brands, Inc.	Morgan Stanley	13,062	266,904	271,167	6,078
Sonos, Inc.	Morgan Stanley	4,256	149,327	137,724	(11,524)
Steven Madden Ltd.	Morgan Stanley	1,204	24,315	48,353	27,511
Sturm Ruger & Co., Inc.	Morgan Stanley	1,819	119,595	134,206	19,528
Tapestry, Inc.	Morgan Stanley	4,316	176,330	159,778	(15,503)
Tempur Sealy International, Inc.	Morgan Stanley	3,135	134,678	145,495	12,320
Tupperware Brands Corp.	Morgan Stanley	2,802	39,813	59,178	19,822
Under Armour, Inc., Class C	Morgan Stanley	6,274	121,454	109,920	(11,466)
Whirlpool Corp.	Morgan Stanley	1,218	242,801	248,301	8,063
YETI Holdings, Inc.	Morgan Stanley	1,163	64,171	99,657	35,530

		99,388	4,052,754	4,897,996	895,222

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	3,794	110,517	143,451	32,986
Airbnb, Inc., Class A	Morgan Stanley	234	33,517	39,254	15,201
Bloomin’ Brands, Inc.	Morgan Stanley	10,689	95,770	267,225	177,633
Booking Holdings, Inc.	Morgan Stanley	123	265,863	291,986	27,836
Boyd Gaming Corp.	Morgan Stanley	710	21,041	44,915	39,428
Brinker International, Inc.	Morgan Stanley	2,321	133,679	113,845	(20,120)
Choice Hotels International, Inc.	Morgan Stanley	1,065	125,443	134,584	9,850
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	319	45,849	44,609	(1,203)
Dine Brands Global, Inc.	Morgan Stanley	3,196	109,732	259,547	151,289
Domino’s Pizza, Inc.	Morgan Stanley	142	69,440	67,728	(1,666)
Expedia Group, Inc.	Morgan Stanley	76	9,352	12,456	3,126
Golden Entertainment, Inc.	Morgan Stanley	749	32,906	36,768	3,924
Graham Holdings Co., Class B	Morgan Stanley	114	67,471	67,164	49
Grand Canyon Education, Inc.	Morgan Stanley	581	52,907	51,105	(1,787)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	511	$61,620	$67,508	$6,051
Houghton Mifflin Harcourt Co.	Morgan Stanley	2,477	33,504	33,266	(207)
Jack in the Box, Inc.	Morgan Stanley	657	58,125	63,946	7,314
Marriott International, Inc., Class A	Morgan Stanley	3,496	471,388	517,723	47,993
McDonald’s Corp.	Morgan Stanley	2,406	549,858	580,111	37,619
Penn National Gaming, Inc.	Morgan Stanley	5,934	444,079	429,978	(13,901)
Perdoceo Education Corp.	Morgan Stanley	9,117	124,962	96,276	(28,648)
Red Rock Resorts, Inc., Class A	Morgan Stanley	459	14,874	23,510	8,659
Service Corp. International	Morgan Stanley	2,484	118,855	149,686	33,170
Starbucks Corp.	Morgan Stanley	1,753	210,285	193,373	(17,004)
Vail Resorts, Inc.	Morgan Stanley	230	71,358	76,832	5,577
Wendy’s Co. (The)	Morgan Stanley	7,276	167,253	157,744	(8,872)
WW International, Inc.	Morgan Stanley	1,404	42,942	25,623	(17,284)
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	3,833	271,057	295,869	26,563
Yum! Brands, Inc.	Morgan Stanley	4,063	448,659	496,946	54,838

		70,213	4,262,306	4,783,028	578,414

Diversified Financials
Affiliated Managers Group, Inc.	Morgan Stanley	436	67,022	65,875	(1,094)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	4,903	1,086,866	1,338,225	251,825
BlackRock, Inc.	Morgan Stanley	799	451,966	670,089	259,668
CME Group, Inc.	Morgan Stanley	1,246	237,225	240,951	4,919
Federated Hermes, Inc.	Morgan Stanley	2,348	56,264	76,310	23,892
Franklin Resources, Inc.	Morgan Stanley	6,416	196,127	190,684	(3,405)
Invesco Ltd. (Bermuda)	Morgan Stanley	11,646	296,561	280,785	(12,333)
Moody’s Corp.	Morgan Stanley	1,463	536,434	519,526	(15,777)
MSCI, Inc.	Morgan Stanley	167	106,928	101,593	(5,274)
Nasdaq, Inc.	Morgan Stanley	3,207	414,513	619,015	210,782
S&P Global, Inc.	Morgan Stanley	791	337,065	336,088	(250)
T Rowe Price Group, Inc.	Morgan Stanley	4,124	693,717	811,191	140,113

		37,546	4,480,688	5,250,332	853,066

Energy
Antero Resources Corp.	Morgan Stanley	3,671	32,743	69,052	36,339
APA Corp.	Morgan Stanley	14,031	136,741	300,684	164,245
Baker Hughes Co.	Morgan Stanley	14,831	314,162	366,771	55,243
Cactus, Inc., Class A	Morgan Stanley	155	2,796	5,847	3,127
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	9,402	166,719	343,549	194,600
Centennial Resource Development, Inc., Class A	Morgan Stanley	3,706	19,767	24,830	5,892
ChampionX Corp.	Morgan Stanley	10,311	233,516	230,554	(2,849)
Chevron Corp.	Morgan Stanley	135	9,118	13,696	4,960
Cimarex Energy Co.	Morgan Stanley	2,111	138,046	184,079	48,571
CNX Resources Corp.	Morgan Stanley	1,783	19,439	22,501	3,214
ConocoPhillips	Morgan Stanley	1	26	68	60
Continental Resources, Inc.	Morgan Stanley	1,896	65,416	87,500	23,060
Crescent Point Energy Corp. (Canada)	Morgan Stanley	1,825	2,366	8,413	6,231
Denbury, Inc.	Morgan Stanley	741	53,952	52,055	(1,857)
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	6,050	31,067	39,507	9,897
EOG Resources, Inc.	Morgan Stanley	7,107	374,722	570,479	223,628
Equitrans Midstream Corp.	Morgan Stanley	10,280	86,147	104,239	18,582

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Exxon Mobil Corp.	Morgan Stanley	18,448	$1,037,925	$1,085,111	$76,753
Green Plains, Inc.	Morgan Stanley	617	15,105	20,145	6,333
Halliburton Co.	Morgan Stanley	15,905	239,188	343,866	119,999
Hess Corp.	Morgan Stanley	5,287	409,757	412,968	5,740
HollyFrontier Corp.	Morgan Stanley	213	4,043	7,057	3,181
Imperial Oil Ltd. (Canada)	Morgan Stanley	1,900	61,701	59,964	(1,345)
Kosmos Energy Ltd.	Morgan Stanley	41,415	63,283	122,588	60,141
Magnolia Oil & Gas Corp., Class A	Morgan Stanley	1,340	7,528	23,839	16,923
Marathon Oil Corp.	Morgan Stanley	47,060	528,871	643,310	118,151
Marathon Petroleum Corp.	Morgan Stanley	12,587	640,930	778,002	147,891
Murphy Oil Corp.	Morgan Stanley	2,513	20,643	62,750	43,279
Oasis Petroleum, Inc.	Morgan Stanley	539	46,424	53,587	7,250
Occidental Petroleum Corp.	Morgan Stanley	18,962	511,872	560,896	49,566
Oceaneering International, Inc.	Morgan Stanley	13,028	168,433	173,533	5,186
ONEOK, Inc.	Morgan Stanley	8,942	468,167	518,547	53,908
Ovintiv, Inc.	Morgan Stanley	4,555	114,284	149,768	38,941
PDC Energy, Inc.	Morgan Stanley	2,929	119,604	138,805	20,307
SM Energy Co.	Morgan Stanley	15,904	93,618	419,548	326,144
Suncor Energy, Inc. (Canada)	Morgan Stanley	4,788	106,859	99,303	(7,120)
Targa Resources Corp.	Morgan Stanley	1,599	68,623	78,687	11,338
Transocean Ltd. (Switzerland)	Morgan Stanley	8,096	27,375	30,684	3,475
Vermilion Energy, Inc. (Canada)	Morgan Stanley	8,808	58,255	87,199	29,300
Whiting Petroleum Corp.	Morgan Stanley	564	18,782	32,943	14,186
Williams Cos., Inc. (The)	Morgan Stanley	1,453	27,510	37,691	12,455
World Fuel Services Corp.	Morgan Stanley	3,831	102,363	128,798	29,720

		329,319	6,647,886	8,493,413	1,984,645

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	316	142,615	141,995	(545)
Kroger Co. (The)	Morgan Stanley	4,686	191,999	189,455	(2,081)
Sprouts Farmers Market, Inc.	Morgan Stanley	8,930	197,040	206,908	9,811
Sysco Corp.	Morgan Stanley	5,419	369,660	425,392	64,828
Walgreens Boots Alliance, Inc.	Morgan Stanley	4,645	186,169	218,547	40,027
Walmart, Inc.	Morgan Stanley	12,349	1,577,636	1,721,204	171,860
Weis Markets, Inc.	Morgan Stanley	67	3,638	3,521	(98)

		36,412	2,668,757	2,907,022	283,802

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	12,570	513,699	572,186	113,712
Archer-Daniels-Midland Co.	Morgan Stanley	4,858	284,809	291,529	10,407
Brown-Forman Corp., Class B	Morgan Stanley	290	19,790	19,433	(598)
Coca-Cola Co. (The)	Morgan Stanley	16,249	856,473	852,585	16,221
Coca-Cola Consolidated, Inc.	Morgan Stanley	87	34,732	34,294	(407)
Constellation Brands, Inc., Class A	Morgan Stanley	1,804	252,446	380,085	134,922
Darling Ingredients, Inc.	Morgan Stanley	6,108	445,081	439,165	(5,715)
General Mills, Inc.	Morgan Stanley	1,649	94,675	98,643	8,782
Hershey Co. (The)	Morgan Stanley	2,137	357,625	361,687	7,784
J M Smucker Co. (The)	Morgan Stanley	143	16,147	17,164	6,059
Kellogg Co.	Morgan Stanley	772	48,798	49,346	1,279
Kraft Heinz Co. (The)	Morgan Stanley	26,425	892,997	972,969	105,970

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food, Beverage & Tobacco — (continued)
Molson Coors Beverage Co., Class B	Morgan Stanley	3,302	$161,202	$153,147	$(6,021)
Mondelez International, Inc., Class A	Morgan Stanley	10,487	611,524	610,134	4,827
Monster Beverage Corp.	Morgan Stanley	7,248	608,923	643,840	35,185
PepsiCo, Inc.	Morgan Stanley	4,491	689,450	675,491	(7,484)
Philip Morris International, Inc.	Morgan Stanley	3,541	289,546	335,651	63,036
Primo Water Corp. (Canada)	Morgan Stanley	74	1,200	1,163	(19)
Sanderson Farms, Inc.	Morgan Stanley	1,982	369,972	373,012	3,446
SunOpta, Inc. (Canada)	Morgan Stanley	7,480	94,727	66,796	(28,225)
Tyson Foods, Inc., Class A	Morgan Stanley	3,162	192,432	249,608	65,689
Vector Group Ltd.	Morgan Stanley	1,773	24,888	22,606	(1,987)

		116,632	6,861,136	7,220,534	526,863

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	4,202	493,417	496,382	6,459
Acadia Healthcare Co., Inc.	Morgan Stanley	4,987	301,227	318,071	16,986
Addus HomeCare Corp.	Morgan Stanley	4	328	319	9
Alcon, Inc. (Switzerland)	Morgan Stanley	3,700	304,589	297,739	(6,707)
Align Technology, Inc.	Morgan Stanley	859	468,860	571,604	102,942
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	5,147	66,054	68,815	2,783
Amedisys, Inc.	Morgan Stanley	757	141,198	112,869	(28,253)
AMN Healthcare Services, Inc.	Morgan Stanley	1,339	143,639	153,650	10,088
Anthem, Inc.	Morgan Stanley	2,363	840,357	880,926	67,462
Boston Scientific Corp.	Morgan Stanley	8,634	370,932	374,629	3,112
Cerner Corp.	Morgan Stanley	7,986	584,740	563,173	(17,405)
Change Healthcare, Inc.	Morgan Stanley	1,803	39,900	37,755	(2,692)
Cigna Corp.	Morgan Stanley	1,298	305,450	259,808	(43,805)
Community Health Systems, Inc.	Morgan Stanley	8,544	69,403	99,965	30,608
CONMED Corp.	Morgan Stanley	1,031	108,915	134,886	26,534
Cooper Cos., Inc. (The)	Morgan Stanley	528	230,505	218,228	(12,157)
CryoLife, Inc.	Morgan Stanley	20	461	446	2
CVS Health Corp.	Morgan Stanley	2,041	130,260	173,199	56,494
Danaher Corp.	Morgan Stanley	1,803	399,839	548,905	150,841
Dexcom, Inc.	Morgan Stanley	163	83,767	89,138	7,931
Doximity, Inc., Class A	Morgan Stanley	424	36,670	34,217	(2,421)
Edwards Lifesciences Corp.	Morgan Stanley	893	102,953	101,097	(1,797)
Ensign Group, Inc. (The)	Morgan Stanley	1,025	62,768	76,762	14,244
Envista Holdings Corp.	Morgan Stanley	9,723	381,560	406,519	24,914
Fulgent Genetics, Inc.	Morgan Stanley	1,156	79,954	103,982	26,628
Globus Medical, Inc., Class A	Morgan Stanley	687	53,399	52,638	(721)
HCA Healthcare, Inc.	Morgan Stanley	1,827	274,380	443,449	172,378
Henry Schein, Inc.	Morgan Stanley	1,492	112,792	113,631	1,104
Heska Corp.	Morgan Stanley	190	49,894	49,123	(734)
Hologic, Inc.	Morgan Stanley	6,592	364,708	486,556	122,015
IDEXX Laboratories, Inc.	Morgan Stanley	1,357	586,753	843,918	257,112
Inspire Medical Systems, Inc.	Morgan Stanley	363	88,628	84,535	(4,039)
Integra LifeSciences Holdings Corp.	Morgan Stanley	2,101	146,181	143,876	(2,227)
Intersect ENT, Inc.	Morgan Stanley	61	1,660	1,659	17
Intuitive Surgical, Inc.	Morgan Stanley	436	375,706	433,449	57,916
Laboratory Corp. of America Holdings	Morgan Stanley	2,990	704,489	841,506	137,325
LeMaitre Vascular, Inc.	Morgan Stanley	52	2,861	2,761	(62)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
LivaNova PLC (United Kingdom)	Morgan Stanley	2,918	$238,160	$231,076	$(6,968)
McKesson Corp.	Morgan Stanley	2,077	359,632	414,112	57,539
MEDNAX, Inc.	Morgan Stanley	6,533	165,599	185,733	20,130
Medtronic PLC (Ireland)	Morgan Stanley	7,696	830,663	964,694	154,071
Meridian Bioscience, Inc.	Morgan Stanley	873	15,935	16,797	903
Merit Medical Systems, Inc.	Morgan Stanley	1,581	91,022	113,516	22,635
National Research Corp.	Morgan Stanley	3	141	127	3
NextGen Healthcare, Inc.	Morgan Stanley	5,691	84,878	80,243	(4,583)
Omnicell, Inc.	Morgan Stanley	886	113,063	131,509	18,510
Owens & Minor, Inc.	Morgan Stanley	912	23,712	28,536	5,413
Quest Diagnostics, Inc.	Morgan Stanley	2,213	293,925	321,571	29,574
Select Medical Holdings Corp.	Morgan Stanley	3,793	70,300	137,193	71,310
STAAR Surgical Co.	Morgan Stanley	2,526	345,509	324,667	(20,683)
Stryker Corp.	Morgan Stanley	1,673	413,307	441,204	30,082
Tenet Healthcare Corp.	Morgan Stanley	870	27,965	57,803	29,866
Tivity Health, Inc.	Morgan Stanley	5,962	59,924	137,484	78,517
UnitedHealth Group, Inc.	Morgan Stanley	2,618	921,560	1,022,957	109,494
Veeva Systems, Inc., Class A	Morgan Stanley	274	85,050	78,959	(6,218)

		137,677	12,649,542	14,308,366	1,762,479

Household & Personal Products
Colgate-Palmolive Co.	Morgan Stanley	15,181	1,110,009	1,147,380	58,495
Coty, Inc., Class A	Morgan Stanley	13,186	112,787	103,642	(9,081)
Edgewell Personal Care Co.	Morgan Stanley	1,824	76,088	66,211	(9,641)
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	1,771	451,049	531,176	83,337
Kimberly-Clark Corp.	Morgan Stanley	1,506	205,420	199,455	(5,141)
Procter & Gamble Co. (The)	Morgan Stanley	3,313	419,985	463,157	58,663
WD-40 Co.	Morgan Stanley	357	83,593	82,638	(1,060)

		37,138	2,458,931	2,593,659	175,572

Materials
AdvanSix, Inc.	Morgan Stanley	573	20,588	22,777	2,214
Agnico Eagle Mines Ltd. (Canada)	Morgan Stanley	4,724	264,397	244,939	(18,970)
Alamos Gold, Inc., Class A	Morgan Stanley	4,372	31,904	31,478	(395)
Amcor PLC (Jersey)	Morgan Stanley	4,877	51,417	56,524	9,389
Ashland Global Holdings, Inc.	Morgan Stanley	1,365	115,720	121,649	6,930
Avery Dennison Corp.	Morgan Stanley	1,312	279,258	271,860	(6,182)
Avient Corp.	Morgan Stanley	1,373	21,610	63,639	48,379
Axalta Coating Systems Ltd. (Bermuda)	Morgan Stanley	7,703	227,363	224,851	(2,972)
Ball Corp.	Morgan Stanley	205	18,547	18,444	(396)
Carpenter Technology Corp.	Morgan Stanley	2,962	57,808	96,976	42,742
Celanese Corp.	Morgan Stanley	710	108,698	106,954	(1,742)
Centerra Gold, Inc. (Canada)	Morgan Stanley	4	28	27	17
CF Industries Holdings, Inc.	Morgan Stanley	2,704	70,130	150,937	95,294
Chemours Co. (The)	Morgan Stanley	9,855	200,740	286,386	93,297
Commercial Metals Co.	Morgan Stanley	56	1,104	1,706	746
Compass Minerals International, Inc.	Morgan Stanley	318	18,780	20,479	3,931
Corteva, Inc.	Morgan Stanley	5,429	234,724	228,452	(6,175)
Domtar Corp.	Morgan Stanley	2,235	121,476	121,897	488
Dow, Inc.	Morgan Stanley	6,427	329,435	369,938	54,708

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
DuPont de Nemours, Inc.	Morgan Stanley	17,231	$1,349,249	$1,171,536	$(166,981)
Eagle Materials, Inc.	Morgan Stanley	1,909	272,412	250,384	(21,316)
Eastman Chemical Co.	Morgan Stanley	2,358	159,218	237,545	90,860
Ecovyst, Inc.	Morgan Stanley	107	1,260	1,248	6
Ferro Corp.	Morgan Stanley	5,910	110,037	120,209	10,235
Freeport-McMoRan, Inc.	Morgan Stanley	9,628	149,583	313,199	166,800
GCP Applied Technologies, Inc.	Morgan Stanley	107	2,410	2,345	(46)
Graphic Packaging Holding Co.	Morgan Stanley	5,000	96,617	95,200	(1,006)
Hecla Mining Co.	Morgan Stanley	22,492	132,184	123,706	(8,126)
IAMGOLD Corp. (Canada)	Morgan Stanley	29,465	88,623	66,591	(23,148)
Ingevity Corp.	Morgan Stanley	1,948	109,179	139,029	29,912
Innospec, Inc.	Morgan Stanley	316	27,441	26,614	(782)
International Paper Co.	Morgan Stanley	5,648	295,582	315,836	27,221
Kinross Gold Corp. (Canada)	Morgan Stanley	12,101	70,332	64,861	(5,248)
Kraton Corp.	Morgan Stanley	1,227	26,325	56,000	30,817
Linde PLC (Ireland)	Morgan Stanley	2,485	490,617	729,049	252,852
Livent Corp.	Morgan Stanley	5,875	143,534	135,771	(7,880)
Louisiana-Pacific Corp.	Morgan Stanley	2,359	140,688	144,772	4,563
LyondellBasell Industries N.V., Class A (Netherlands)	Morgan Stanley	2,910	290,484	273,104	(14,962)
Martin Marietta Materials, Inc.	Morgan Stanley	301	78,794	102,846	25,004
Minerals Technologies, Inc.	Morgan Stanley	660	38,651	46,094	7,601
Mosaic Co. (The)	Morgan Stanley	13,560	376,437	484,363	116,954
Newmont Corp.	Morgan Stanley	4,721	284,138	256,350	(21,060)
Nucor Corp.	Morgan Stanley	4,828	451,608	475,510	28,603
Nutrien Ltd. (Canada)	Morgan Stanley	1,964	118,303	127,326	10,828
O-I Glass, Inc.	Morgan Stanley	10,009	147,499	142,828	(5,030)
Olin Corp.	Morgan Stanley	5,326	246,065	256,980	11,565
PAN AMERICAN SILVER CORP (Canada)	Morgan Stanley	33	767	768	19
PPG Industries, Inc.	Morgan Stanley	240	32,077	34,322	3,059
Pretium Resources, Inc. (Canada)	Morgan Stanley	11,397	128,517	109,867	(18,774)
Reliance Steel & Aluminum Co.	Morgan Stanley	385	57,497	54,832	(1,121)
Royal Gold, Inc.	Morgan Stanley	296	30,137	28,265	(1,763)
Sealed Air Corp.	Morgan Stanley	1,935	77,853	106,019	30,618
Sensient Technologies Corp.	Morgan Stanley	305	19,018	27,779	11,390
Sherwin-Williams Co. (The)	Morgan Stanley	1,283	302,083	358,894	59,103
Southern Copper Corp.	Morgan Stanley	1,265	64,736	71,017	8,773
Trinseo S.A. (Luxembourg)	Morgan Stanley	1,117	63,557	60,296	(3,324)
Vulcan Materials Co.	Morgan Stanley	30	5,103	5,075	1,660
Westlake Chemical Corp.	Morgan Stanley	1,486	146,979	135,434	(11,489)
Westrock Co.	Morgan Stanley	2,233	113,344	111,270	(1,595)
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	2,781	111,788	104,510	(7,214)
Worthington Industries, Inc.	Morgan Stanley	2,549	124,494	134,332	11,745

		254,984	9,148,947	9,941,889	940,626

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	10,031	793,557	776,299	(28,174)
Alphabet, Inc., Class A	Morgan Stanley	989	1,305,529	2,644,111	1,339,139
Altice U.S.A., Inc., Class A	Morgan Stanley	735	14,649	15,229	604
Cars.com, Inc.	Morgan Stanley	1,945	26,638	24,604	(2,108)
Charter Communications, Inc., Class A	Morgan Stanley	967	660,197	703,551	43,643

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
Comcast Corp., Class A	Morgan Stanley	9,463	$530,623	$529,266	$(631)
Discovery, Inc., Class A	Morgan Stanley	1,548	39,938	39,288	(616)
DISH Network Corp., Class A	Morgan Stanley	12,719	381,996	552,768	171,463
Eventbrite, Inc., Class A	Morgan Stanley	1,079	19,795	20,404	635
Facebook, Inc., Class A	Morgan Stanley	7,901	1,546,185	2,681,520	1,135,991
Fox Corp., Class A	Morgan Stanley	8,466	220,937	339,571	128,894
Gannett Co., Inc.	Morgan Stanley	40	261	267	24
Gray Television, Inc.	Morgan Stanley	2,487	42,945	56,753	14,516
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	9,844	286,137	360,979	94,772
Lions Gate Entertainment Corp., Class B (Canada)	Morgan Stanley	1,719	15,366	22,347	7,005
Live Nation Entertainment, Inc.	Morgan Stanley	359	32,960	32,716	(213)
Netflix, Inc.	Morgan Stanley	2,033	1,016,971	1,240,821	225,005
News Corp., Class A	Morgan Stanley	10,088	105,000	237,371	135,289
Omnicom Group, Inc.	Morgan Stanley	1,010	79,230	73,185	(5,277)
Scholastic Corp.	Morgan Stanley	34	1,185	1,212	45
Snap, Inc., Class A	Morgan Stanley	3,299	242,224	243,697	(3,249)
TechTarget, Inc.	Morgan Stanley	320	21,836	26,374	4,659
Twitter, Inc.	Morgan Stanley	15,481	504,226	934,898	430,897
ViacomCBS, Inc., Class B	Morgan Stanley	3,425	140,624	135,322	(4,814)
Walt Disney Co. (The)	Morgan Stanley	1,945	347,967	329,036	(19,842)
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	1,399	68,658	78,708	11,587
Yelp, Inc.	Morgan Stanley	6,632	252,743	246,976	(5,751)

		115,958	8,698,377	12,347,273	3,673,493

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	6,089	655,585	656,820	2,448
AbCellera Biologics, Inc. (Canada)	Morgan Stanley	4,043	72,468	81,022	8,601
Agilent Technologies, Inc.	Morgan Stanley	2,626	348,543	413,674	66,055
Atea Pharmaceuticals, Inc.	Morgan Stanley	2,661	59,090	93,295	38,310
Biogen, Inc.	Morgan Stanley	1,801	603,259	509,665	(96,951)
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	112	70,604	83,546	12,989
Bio-Techne Corp.	Morgan Stanley	163	85,291	78,985	(6,253)
Bristol-Myers Squibb Co.	Morgan Stanley	11,039	725,315	653,178	(76,235)
Bruker Corp.	Morgan Stanley	970	79,335	75,757	(3,511)
Celldex Therapeutics, Inc.	Morgan Stanley	1,707	91,597	92,161	545
Charles River Laboratories International, Inc.	Morgan Stanley	820	308,895	338,389	29,639
Cortexyme, Inc.	Morgan Stanley	175	16,589	16,041	(688)
Dynavax Technologies Corp.	Morgan Stanley	7,329	117,587	140,790	23,280
Eli Lilly & Co.	Morgan Stanley	4,083	967,357	943,377	(24,467)
Fulcrum Therapeutics, Inc.	Morgan Stanley	125	3,522	3,526	23
Gilead Sciences, Inc.	Morgan Stanley	5,279	345,568	368,738	31,878
Illumina, Inc.	Morgan Stanley	1,846	860,379	748,756	(112,639)
Innoviva, Inc.	Morgan Stanley	3,020	34,034	50,464	17,350
IQVIA Holdings, Inc.	Morgan Stanley	114	29,393	27,308	(2,057)
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	7,698	92,732	100,536	7,850
Johnson & Johnson	Morgan Stanley	9,897	1,639,704	1,598,366	(16,525)
Merck & Co., Inc.	Morgan Stanley	15,801	1,156,147	1,186,813	60,039
Mettler-Toledo International, Inc.	Morgan Stanley	10	13,929	13,774	(133)
Moderna, Inc.	Morgan Stanley	1,095	422,030	421,422	(417)
Organon & Co.	Morgan Stanley	5,906	189,460	193,658	5,210

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Pacira BioSciences, Inc.	Morgan Stanley	1,811	$104,301	$101,416	$(2,878)
PerkinElmer, Inc.	Morgan Stanley	3,235	413,868	560,593	148,096
Pfizer, Inc.	Morgan Stanley	53,137	2,132,096	2,285,422	191,290
Prestige Consumer Healthcare, Inc.	Morgan Stanley	839	29,995	47,076	17,499
Prothena Corp. PLC (Ireland)	Morgan Stanley	1,906	130,933	135,764	4,903
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	246	150,908	148,874	(1,954)
Thermo Fisher Scientific, Inc.	Morgan Stanley	123	54,203	70,274	16,362
United Therapeutics Corp.	Morgan Stanley	495	97,994	91,367	(6,569)
Veracyte, Inc.	Morgan Stanley	2,997	143,893	139,211	(4,722)
Vertex Pharmaceuticals, Inc.	Morgan Stanley	1,408	262,977	255,397	(7,454)
Waters Corp.	Morgan Stanley	706	200,150	252,254	52,204
Zoetis, Inc.	Morgan Stanley	879	141,653	170,649	29,712

		162,191	12,851,384	13,148,358	400,830

Retailing
Academy Sports & Outdoors, Inc.	Morgan Stanley	819	34,598	32,776	(1,790)
Advance Auto Parts, Inc.	Morgan Stanley	1,949	308,738	407,127	104,725
Amazon.com, Inc.	Morgan Stanley	761	2,084,297	2,499,915	416,496
American Eagle Outfitters, Inc.	Morgan Stanley	1,454	46,553	37,513	(9,004)
Asbury Automotive Group, Inc.	Morgan Stanley	1	141	197	73
AutoNation, Inc.	Morgan Stanley	2,473	207,239	301,112	100,594
AutoZone, Inc.	Morgan Stanley	87	136,489	147,725	11,310
Bath & Body Works, Inc.	Morgan Stanley	9,707	248,046	611,832	366,031
Best Buy Co., Inc.	Morgan Stanley	1,158	62,871	122,412	63,881
Buckle,Inc.(The)	Morgan Stanley	2,234	45,874	88,444	55,145
Caleres, Inc.	Morgan Stanley	409	9,703	9,088	(593)
Camping World Holdings, Inc., Class A	Morgan Stanley	2,460	77,180	95,620	21,871
Dick’s Sporting Goods, Inc.	Morgan Stanley	463	59,417	55,454	(3,921)
eBay, Inc.	Morgan Stanley	24,291	1,512,841	1,692,354	190,080
Etsy, Inc.	Morgan Stanley	1,939	275,097	403,234	128,268
Foot Locker, Inc.	Morgan Stanley	2,352	81,550	107,392	27,154
Genuine Parts Co.	Morgan Stanley	1,343	138,269	162,812	31,175
Guess?, Inc.	Morgan Stanley	3,815	57,331	80,153	24,504
Home Depot, Inc. (The)	Morgan Stanley	2,243	537,957	736,287	213,522
LKQ Corp.	Morgan Stanley	7,304	315,646	367,537	55,052
Lowe’s Cos., Inc.	Morgan Stanley	3,674	416,910	745,308	340,317
Macy’s, Inc.	Morgan Stanley	7,313	42,626	165,274	186,785
MarineMax, Inc.	Morgan Stanley	2,475	127,321	120,087	(7,244)
National Vision Holdings, Inc.	Morgan Stanley	358	19,475	20,324	874
O’Reilly Automotive, Inc.	Morgan Stanley	421	193,866	257,256	63,488
Penske Automotive Group, Inc.	Morgan Stanley	814	70,996	81,888	11,254
Qurate Retail, Inc.	Morgan Stanley	13,264	97,726	135,160	62,174
RH.	Morgan Stanley	1	668	667	17
Ross Stores, Inc.	Morgan Stanley	2,769	330,509	301,406	(28,645)
Shoe Carnival, Inc.	Morgan Stanley	1,120	19,382	36,310	17,804
Shutterstock, Inc.	Morgan Stanley	2,364	162,436	267,888	107,230
Signet Jewelers Ltd. (Bermuda)	Morgan Stanley	4,757	69,372	375,613	311,232
Sonic Automotive, Inc., Class A	Morgan Stanley	2,987	86,454	156,937	72,983
Target Corp.	Morgan Stanley	4,199	886,940	960,605	78,351
Ulta Beauty, Inc.	Morgan Stanley	1,146	419,499	413,614	(5,694)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Victoria’s Secret & Co.	Morgan Stanley	458	$27,138	$25,309	$(1,801)
Williams-Sonoma, Inc.	Morgan Stanley	48	8,635	8,512	(22)
Zumiez, Inc.	Morgan Stanley	1,725	49,896	68,586	19,578

		117,155	9,269,686	12,099,728	3,023,254

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	504	50,904	51,862	3,307
Amkor Technology, Inc.	Morgan Stanley	991	11,101	24,725	13,847
Analog Devices, Inc.	Morgan Stanley	982	158,026	164,465	7,519
Applied Materials, Inc.	Morgan Stanley	8,731	1,115,333	1,123,942	17,132
Axcelis Technologies, Inc.	Morgan Stanley	921	26,177	43,315	17,166
Broadcom, Inc.	Morgan Stanley	552	257,494	267,681	20,196
Brooks Automation, Inc.	Morgan Stanley	627	53,053	64,173	13,969
Cohu, Inc.	Morgan Stanley	765	24,947	24,434	(485)
Enphase Energy, Inc.	Morgan Stanley	2,034	316,141	305,039	(16,324)
First Solar, Inc.	Morgan Stanley	1,198	111,884	114,361	2,543
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	2,950	151,587	121,216	(30,384)
Intel Corp.	Morgan Stanley	24,528	1,298,003	1,306,852	23,111
KLA Corp.	Morgan Stanley	386	95,877	129,121	35,367
Lam Research Corp.	Morgan Stanley	694	424,349	394,990	(34,326)
MACOM Technology Solutions Holdings, Inc.	Morgan Stanley	5,197	174,980	337,129	164,778
Microchip Technology, Inc.	Morgan Stanley	1	125	154	1,193
Micron Technology, Inc.	Morgan Stanley	11,340	817,582	804,913	(11,587)
MKS Instruments, Inc.	Morgan Stanley	1,289	214,590	194,523	(21,850)
Monolithic Power Systems, Inc.	Morgan Stanley	504	249,664	244,279	(5,432)
NVIDIA Corp.	Morgan Stanley	1,458	287,749	302,039	15,176
NXP Semiconductors N.V. (Netherlands)	Morgan Stanley	4,246	815,813	831,664	19,899
ON Semiconductor Corp.	Morgan Stanley	3,982	157,501	182,256	25,063
Onto Innovation, Inc.	Morgan Stanley	872	53,115	63,002	9,981
Power Integrations, Inc.	Morgan Stanley	845	83,684	83,647	105
Qorvo, Inc.	Morgan Stanley	3,196	532,233	534,339	2,319
QUALCOMM, Inc.	Morgan Stanley	7,977	1,052,885	1,028,873	(13,350)
Rambus, Inc.	Morgan Stanley	3,813	82,340	84,649	2,360
Semtech Corp.	Morgan Stanley	425	32,547	33,137	621
Skyworks Solutions, Inc.	Morgan Stanley	3,276	412,836	539,819	134,841
SMART Global Holdings, Inc. (Cayman Islands)	Morgan Stanley	53	1,347	2,359	1,029
Synaptics, Inc.	Morgan Stanley	1,132	187,698	203,454	15,851
Texas Instruments, Inc.	Morgan Stanley	2,532	373,847	486,676	125,212
Ultra Clean Holdings, Inc.	Morgan Stanley	9	186	383	215
Xilinx, Inc.	Morgan Stanley	1,083	158,064	163,522	5,280

		99,093	9,783,662	10,256,993	544,342

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	2,457	524,281	786,043	272,997
ACI Worldwide, Inc.	Morgan Stanley	1,512	39,261	46,464	7,236
Adobe, Inc.	Morgan Stanley	1,856	1,049,624	1,068,536	19,363
Agilysys, Inc.	Morgan Stanley	78	4,090	4,084	13
ANSYS, Inc.	Morgan Stanley	1,026	348,811	349,302	329
Automatic Data Processing, Inc.	Morgan Stanley	7,868	1,396,303	1,572,971	200,444
Box, Inc., Class A	Morgan Stanley	11,264	268,103	266,619	(2,024)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Broadridge Financial Solutions, Inc.	Morgan Stanley	1,575	$206,797	$262,458	$59,942
Cadence Design Systems, Inc.	Morgan Stanley	3,212	311,417	486,425	175,154
Cerence, Inc.	Morgan Stanley	3,143	343,625	302,074	(41,392)
CGI, Inc. (Canada)	Morgan Stanley	876	61,645	74,250	12,647
Cloudera, Inc.	Morgan Stanley	12,710	200,125	202,979	2,953
CommVault Systems, Inc.	Morgan Stanley	394	26,534	29,672	3,191
Cornerstone OnDemand, Inc.	Morgan Stanley	3,576	193,694	204,762	11,166
CSG Systems International, Inc.	Morgan Stanley	450	20,450	21,690	1,685
Descartes Systems Group, Inc. (The) (Canada)	Morgan Stanley	9	732	731	17
DocuSign, Inc.	Morgan Stanley	303	79,073	78,001	(2,423)
Dolby Laboratories, Inc., Class A	Morgan Stanley	2,438	232,939	214,544	(18,156)
Domo, Inc., Class B	Morgan Stanley	354	23,906	29,892	7,029
Dropbox, Inc., Class A	Morgan Stanley	8,033	249,926	234,724	(15,082)
DXC Technology Co.	Morgan Stanley	9,090	355,556	305,515	(50,207)
Elastic N.V. (Netherlands)	Morgan Stanley	268	36,880	39,929	3,536
Fair Isaac Corp.	Morgan Stanley	608	267,575	241,941	(25,506)
Fiserv, Inc.	Morgan Stanley	8,071	805,462	875,704	70,601
Fortinet, Inc.	Morgan Stanley	3,030	379,819	884,881	505,237
Gartner, Inc.	Morgan Stanley	1,821	360,989	553,366	192,531
HubSpot, Inc.	Morgan Stanley	346	236,075	233,927	(2,803)
International Business Machines Corp.	Morgan Stanley	2,682	342,625	372,610	38,062
Intuit, Inc.	Morgan Stanley	1,684	788,785	908,535	122,002
Lightspeed Commerce, Inc. (Canada)	Morgan Stanley	2,464	270,236	237,604	(36,368)
Manhattan Associates, Inc.	Morgan Stanley	599	94,035	91,665	(2,314)
Maximus, Inc.	Morgan Stanley	802	70,316	66,726	(3,283)
Microsoft Corp.	Morgan Stanley	6,888	1,515,381	1,941,865	444,865
MongoDB, Inc.	Morgan Stanley	1,033	504,648	487,070	(17,353)
NCR Corp.	Morgan Stanley	1,902	36,715	73,722	42,763
NortonLifeLock, Inc.	Morgan Stanley	15,752	329,314	398,526	80,255
Nutanix, Inc., Class A.	Morgan Stanley	6,519	250,714	245,766	(4,827)
Open Text Corp. (Canada)	Morgan Stanley	3,772	157,869	183,847	28,612
Oracle Corp.	Morgan Stanley	22,188	1,637,737	1,933,240	365,017
Palantir Technologies, Inc., Class A	Morgan Stanley	1,138	30,511	27,358	(7,255)
Palo Alto Networks, Inc.	Morgan Stanley	220	81,660	105,380	25,451
Paychex, Inc.	Morgan Stanley	7,319	476,211	823,022	371,455
PayPal Holdings, Inc.	Morgan Stanley	3,041	583,737	791,299	207,819
Progress Software Corp.	Morgan Stanley	338	15,001	16,626	1,704
PTC, Inc.	Morgan Stanley	2,103	205,323	251,918	46,698
ServiceNow, Inc.	Morgan Stanley	2,227	841,318	1,385,795	544,842
Sprout Social, Inc., Class A.	Morgan Stanley	2,294	275,507	279,753	4,377
SPS Commerce, Inc.	Morgan Stanley	553	54,581	89,204	34,664
Square, Inc., Class A	Morgan Stanley	1,417	345,225	339,853	(5,212)
SS&C Technologies Holdings, Inc.	Morgan Stanley	2,210	160,183	153,374	(6,178)
Synopsys, Inc.	Morgan Stanley	1,884	361,578	564,088	202,677
Teradata Corp.	Morgan Stanley	4,721	97,584	270,749	174,010
TTEC Holdings, Inc.	Morgan Stanley	128	12,266	11,972	(272)
Verint Systems, Inc.	Morgan Stanley	6,762	279,440	302,870	23,299
VeriSign, Inc.	Morgan Stanley	1,247	245,717	255,647	10,049
Visa, Inc., Class A	Morgan Stanley	2,912	617,011	648,648	34,893

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Western Union Co. (The)	Morgan Stanley	11,716	$235,717	$236,898	$12,935
Workiva, Inc.	Morgan Stanley	1,350	162,659	190,296	27,722
Xperi Holding Corp.	Morgan Stanley	262	5,048	4,936	(6)

		206,495	19,108,344	23,062,346	4,149,581

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	15,367	453,419	423,668	(29,546)
Apple, Inc.	Morgan Stanley	24,282	1,997,509	3,435,903	1,466,945
Arista Networks, Inc.	Morgan Stanley	191	68,611	65,635	(2,930)
Arrow Electronics, Inc.	Morgan Stanley	419	39,639	47,050	7,402
Belden, Inc.	Morgan Stanley	557	18,214	32,451	15,127
Benchmark Electronics, Inc.	Morgan Stanley	1,089	31,602	29,087	(2,178)
CDW Corp.	Morgan Stanley	1,007	125,184	183,294	59,710
Cisco Systems, Inc.	Morgan Stanley	23,654	1,028,269	1,287,487	298,887
Cognex Corp.	Morgan Stanley	159	12,829	12,755	(15)
Coherent, Inc.	Morgan Stanley	1,578	407,975	394,642	(13,637)
Corning, Inc.	Morgan Stanley	11,817	375,773	431,202	65,355
CTS Corp.	Morgan Stanley	128	4,091	3,956	(111)
Diebold Nixdorf, Inc.	Morgan Stanley	7,306	40,348	73,864	33,549
EchoStar Corp., Class A.	Morgan Stanley	2,311	55,332	58,954	3,662
Extreme Networks, Inc.	Morgan Stanley	10,291	112,243	101,366	(10,813)
F5 Networks, Inc.	Morgan Stanley	208	38,790	41,346	2,545
Hewlett Packard Enterprise Co.	Morgan Stanley	29,012	434,432	413,421	(13,920)
HP,Inc.	Morgan Stanley	28,434	487,470	777,954	318,979
Keysight Technologies, Inc.	Morgan Stanley	1,247	200,097	204,870	4,872
Knowles Corp.	Morgan Stanley	2,052	40,047	38,454	(1,595)
NetApp, Inc.	Morgan Stanley	5,846	381,117	524,737	154,836
NETGEAR, Inc.	Morgan Stanley	956	31,643	30,506	(1,358)
OSI Systems, Inc.	Morgan Stanley	200	16,812	18,960	2,160
Plantronics, Inc.	Morgan Stanley	3,355	126,556	86,257	(40,383)
Sanmina Corp.	Morgan Stanley	3,357	86,634	129,379	43,318
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	5,450	377,121	449,734	76,343
SYNNEX Corp.	Morgan Stanley	2,504	190,672	260,666	70,588
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	3,847	442,302	527,885	91,813
Trimble, Inc.	Morgan Stanley	2,248	198,361	184,898	(13,363)
TTM Technologies, Inc.	Morgan Stanley	7,292	95,807	91,660	(4,090)
Ubiquiti, Inc.	Morgan Stanley	722	184,824	215,640	32,196
Vishay Intertechnology, Inc.	Morgan Stanley	5,647	123,515	113,448	(9,500)
Vontier Corp.	Morgan Stanley	8,528	251,387	286,541	35,688
Western Digital Corp.	Morgan Stanley	5,842	360,056	329,722	(30,168)
Xerox Holdings Corp.	Morgan Stanley	8,250	196,706	166,403	(27,377)
Zebra Technologies Corp., Class A	Morgan Stanley	1,043	429,743	537,583	108,034

		226,196	9,465,130	12,011,378	2,691,025

Telecommunication Services
AT&T, Inc.	Morgan Stanley	20,938	589,111	565,535	11,062
Gogo, Inc.	Morgan Stanley	8,633	97,450	149,351	52,639
IDT Corp., Class B	Morgan Stanley	21	903	881	(4)
Iridium Communications, Inc.	Morgan Stanley	1,704	51,595	67,904	16,348
Lumen Technologies, Inc.	Morgan Stanley	7,647	84,231	94,746	15,609

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Telecommunication Services — (continued)
ROGERS COMMUNICATIONS INC (Canada)	Morgan Stanley	6	$281	$280	$(219)
T-Mobile U.S., Inc.	Morgan Stanley	3,237	381,626	413,559	32,108
Verizon Communications, Inc.	Morgan Stanley	13,542	727,586	731,403	32,884

		55,728	1,932,783	2,023,659	160,427

Transportation
Alaska Air Group, Inc.	Morgan Stanley	3,462	141,548	202,873	61,401
ArcBest Corp.	Morgan Stanley	3,385	181,768	276,791	105,133
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	882	48,849	72,042	26,133
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	1,084	78,248	70,536	(7,632)
CSX Corp.	Morgan Stanley	37,434	943,026	1,113,287	178,628
Echo Global Logistics, Inc.	Morgan Stanley	6,805	130,860	324,667	195,078
Expeditors International of Washington, Inc.	Morgan Stanley	2,094	243,681	249,458	7,122
FedEx Corp.	Morgan Stanley	199	47,841	43,639	(2,616)
Hub Group, Inc., Class A	Morgan Stanley	767	50,179	52,731	2,638
Kirby Corp.	Morgan Stanley	453	24,293	21,726	(2,539)
Matson, Inc.	Morgan Stanley	334	23,231	26,957	3,803
Norfolk Southern Corp.	Morgan Stanley	674	149,203	161,255	17,142
Old Dominion Freight Line, Inc.	Morgan Stanley	954	229,012	272,825	44,403
Schneider National, Inc., Class B	Morgan Stanley	1,677	34,585	38,135	4,774
Southwest Airlines Co.	Morgan Stanley	280	14,610	14,400	(186)
Union Pacific Corp.	Morgan Stanley	2,299	481,501	450,627	(27,500)
United Airlines Holdings, Inc.	Morgan Stanley	3,984	183,725	189,519	6,011
United Parcel Service, Inc., Class B	Morgan Stanley	4,175	741,928	760,268	26,524
XPO Logistics, Inc.	Morgan Stanley	2,559	215,435	203,645	(11,684)

		73,501	3,963,523	4,545,381	626,633

Utilities
AES Corp. (The)	Morgan Stanley	10,999	272,005	251,107	(19,601)
American Water Works Co., Inc.	Morgan Stanley	558	91,559	94,324	3,106
Dominion Energy, Inc.	Morgan Stanley	6,393	444,353	466,817	35,448
Exelon Corp.	Morgan Stanley	17,128	676,642	827,968	174,575
Fortis,Inc.(Canada)	Morgan Stanley	155	6,895	6,871	(396)
MDU Resources Group, Inc.	Morgan Stanley	1,620	45,888	48,065	3,366
NRG Energy, Inc.	Morgan Stanley	15,449	636,738	630,783	(2,178)
PPL Corp.	Morgan Stanley	27,777	814,066	774,423	(33,576)
Public Service Enterprise Group, Inc.	Morgan Stanley	11,781	750,939	717,463	(29,276)
Southern Co. (The)	Morgan Stanley	398	26,284	24,664	(1,467)
TransAlta Corp. (Canada)	Morgan Stanley	25	258	264	27

		92,283	3,765,627	3,842,749	130,028

Total Reference Entity — Long			152,873,845	176,769,335	25,838,229

Short
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	(11,422)	(491,155)	(493,545)	(4,571)
Dana, Inc.	Morgan Stanley	(2,251)	(61,312)	(50,062)	11,390
Dorman Products, Inc.	Morgan Stanley	(2,116)	(185,124)	(200,322)	(15,619)
Fox Factory Holding Corp.	Morgan Stanley	(1,572)	(242,548)	(227,217)	14,759
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(7,896)	(126,733)	(139,759)	(13,309)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Automobiles & Components — (continued)
LCI Industries	Morgan Stanley	(6,018)	$(844,006)	$(810,203)	$24,290
Patrick Industries, Inc.	Morgan Stanley	(4,864)	(395,250)	(405,171)	(13,574)
Standard Motor Products, Inc.	Morgan Stanley	(181)	(7,900)	(7,911)	(5)
Tesla, Inc.	Morgan Stanley	(84)	(57,236)	(65,140)	(8,023)
Workhorse Group, Inc.	Morgan Stanley	(19,735)	(322,406)	(150,973)	170,687
XPEL, Inc.	Morgan Stanley	(1,302)	(107,861)	(98,770)	9,094

		(57,441)	(2,841,531)	(2,649,073)	175,119

Capital Goods
AAON, Inc.	Morgan Stanley	(838)	(62,186)	(54,755)	7,150
Advanced Drainage Systems, Inc.	Morgan Stanley	(659)	(71,801)	(71,284)	364
Ameresco, Inc., Class A	Morgan Stanley	(120)	(7,137)	(7,012)	125
American Woodmark Corp.	Morgan Stanley	(2,803)	(225,364)	(183,232)	41,616
API Group Corp., 144A	Morgan Stanley	(2,551)	(57,603)	(51,913)	5,571
Arcosa, Inc.	Morgan Stanley	(4,526)	(258,680)	(227,069)	30,825
Argan, Inc.	Morgan Stanley	(2,184)	(92,467)	(95,375)	(11,862)
Axon Enterprise, Inc.	Morgan Stanley	(1,299)	(178,292)	(227,351)	(49,464)
AZEK Co., Inc. (The)	Morgan Stanley	(2,071)	(86,809)	(75,654)	11,031
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(62,176)	(984,721)	(873,573)	108,833
Bloom Energy Corp., Class A	Morgan Stanley	(11,284)	(250,280)	(211,236)	38,468
Boeing Co. (The)	Morgan Stanley	(907)	(226,835)	(199,486)	26,829
BWX Technologies, Inc.	Morgan Stanley	(11,306)	(697,365)	(608,941)	83,807
Carlisle Cos., Inc.	Morgan Stanley	(514)	(104,389)	(102,178)	1,736
Chart Industries, Inc.	Morgan Stanley	(1,322)	(220,066)	(252,647)	(33,086)
Columbus McKinnon Corp.	Morgan Stanley	(110)	(5,241)	(5,318)	(73)
Construction Partners, Inc., Class A	Morgan Stanley	(9,297)	(284,203)	(310,241)	(26,693)
Cornerstone Building Brands, Inc.	Morgan Stanley	(17,846)	(303,326)	(260,730)	41,894
Energy Recovery, Inc.	Morgan Stanley	(5,342)	(109,198)	(101,658)	7,298
EnPro Industries, Inc.	Morgan Stanley	(33)	(2,883)	(2,875)	21
Evoqua Water Technologies Corp.	Morgan Stanley	(20,247)	(617,726)	(760,477)	(147,556)
Federal Signal Corp.	Morgan Stanley	(3,128)	(117,646)	(120,803)	(4,405)
Fluor Corp.	Morgan Stanley	(12,214)	(286,199)	(195,058)	90,481
Franklin Electric Co., Inc.	Morgan Stanley	(1,295)	(107,576)	(103,406)	3,999
FuelCell Energy, Inc.	Morgan Stanley	(37,725)	(572,035)	(252,380)	317,979
GATX Corp.	Morgan Stanley	(4,215)	(385,110)	(377,495)	454
GMS, Inc.	Morgan Stanley	(2,687)	(126,596)	(117,691)	8,623
Great Lakes Dredge & Dock Corp.	Morgan Stanley	(5,972)	(87,880)	(90,117)	(2,429)
Griffon Corp.	Morgan Stanley	(1,922)	(44,960)	(47,281)	(2,470)
Helios Technologies, Inc.	Morgan Stanley	(2,022)	(111,853)	(166,026)	(55,981)
Hexcel Corp.	Morgan Stanley	(1,660)	(100,346)	(98,587)	1,538
Hubbell, Inc.	Morgan Stanley	(444)	(88,561)	(80,217)	7,888
Hyster-Yale Materials Handling, Inc.	Morgan Stanley	(2,671)	(156,550)	(134,244)	15,342
IDEX Corp.	Morgan Stanley	(2,460)	(558,553)	(509,097)	49,169
IES Holdings, Inc.	Morgan Stanley	(31)	(1,384)	(1,416)	(19)
Kennametal, Inc.	Morgan Stanley	(2,712)	(113,228)	(92,832)	19,970
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(11,262)	(266,489)	(251,255)	14,620
Lindsay Corp.	Morgan Stanley	(533)	(88,615)	(80,904)	7,224
MasTec, Inc.	Morgan Stanley	(203)	(17,748)	(17,515)	209
Maxar Technologies, Inc.	Morgan Stanley	(3,841)	(153,040)	(108,777)	43,852
Mercury Systems, Inc.	Morgan Stanley	(14,525)	(927,455)	(688,775)	236,500

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Meritor, Inc.	Morgan Stanley	(9,469)	$(249,325)	$(201,784)	$47,752
Moog, Inc., Class A	Morgan Stanley	(1,402)	(129,573)	(106,874)	20,395
MSC Industrial Direct Co., Inc., Class A	Morgan Stanley	(2,356)	(214,060)	(188,928)	23,881
Mueller Water Products, Inc., Class A	Morgan Stanley	(5,438)	(62,681)	(82,766)	(22,624)
Nikola Corp.	Morgan Stanley	(25,769)	(262,161)	(274,955)	(13,398)
NV5 Global, Inc.	Morgan Stanley	(1,316)	(95,056)	(129,718)	(35,322)
Parsons Corp.	Morgan Stanley	(2,921)	(109,207)	(98,613)	10,353
PGT Innovations, Inc.	Morgan Stanley	(17,756)	(294,845)	(339,140)	(44,976)
Plug Power, Inc.	Morgan Stanley	(36,277)	(971,172)	(926,515)	38,538
Primoris Services Corp.	Morgan Stanley	(4,863)	(125,584)	(119,095)	5,929
Proto Labs, Inc.	Morgan Stanley	(6,272)	(893,343)	(417,715)	473,529
RBC Bearings, Inc.	Morgan Stanley	(337)	(78,286)	(71,511)	6,687
REV Group, Inc.	Morgan Stanley	(3,237)	(37,646)	(55,547)	(18,885)
Shyft Group,Inc.(The)	Morgan Stanley	(1,267)	(53,559)	(48,159)	5,302
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(10,553)	(498,927)	(466,337)	31,170
Sunrun, Inc.	Morgan Stanley	(6,310)	(449,219)	(277,640)	170,532
Textainer Group Holdings Ltd. (Bermuda)	Morgan Stanley	(10,280)	(332,762)	(358,875)	(26,884)
Timken Co. (The)	Morgan Stanley	(2,544)	(194,801)	(166,428)	27,311
Trex Co., Inc	Morgan Stanley	(2,103)	(214,811)	(214,359)	(906)
TriMas Corp.	Morgan Stanley	(52)	(1,619)	(1,683)	(51)
UFP Industries, Inc.	Morgan Stanley	(323)	(22,561)	(21,958)	567
Univar Solutions, Inc.	Morgan Stanley	(10,942)	(255,566)	(260,638)	(5,661)
Valmont Industries, Inc.	Morgan Stanley	(424)	(99,541)	(99,691)	(578)
Vicor Corp.	Morgan Stanley	(46)	(6,232)	(6,171)	63
Woodward, Inc.	Morgan Stanley	(2,178)	(265,231)	(246,550)	18,291

		(433,392)	(15,076,164)	(13,398,531)	1,600,393

Commercial & Professional Services
ADT, Inc.	Morgan Stanley	(90,555)	(826,209)	(732,590)	86,160
Booz Allen Hamilton Holding Corp.	Morgan Stanley	(7,469)	(625,871)	(592,665)	29,259
Clarivate PLC (Jersey)	Morgan Stanley	(4,493)	(126,007)	(98,397)	28,986
CoStar Group, Inc.	Morgan Stanley	(3,349)	(305,477)	(288,215)	17,008
Covanta Holding Corp.	Morgan Stanley	(16,174)	(285,664)	(325,421)	(52,608)
Deluxe Corp.	Morgan Stanley	(1,950)	(76,266)	(69,985)	5,880
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	(29,869)	(546,758)	(502,098)	43,383
Forrester Research, Inc.	Morgan Stanley	(2,250)	(79,674)	(110,835)	(31,332)
FTI Consulting, Inc.	Morgan Stanley	(2,546)	(364,394)	(342,946)	20,669
Harsco Corp.	Morgan Stanley	(8,436)	(140,777)	(142,990)	(2,529)
Huron Consulting Group, Inc.	Morgan Stanley	(455)	(23,044)	(23,660)	(653)
IAA, Inc.	Morgan Stanley	(829)	(46,440)	(45,239)	1,109
Insperity, Inc.	Morgan Stanley	(8,969)	(881,788)	(993,227)	(137,017)
Leidos Holdings, Inc.	Morgan Stanley	(2,783)	(272,621)	(267,530)	4,452
ManTech International Corp., Class A	Morgan Stanley	(1,401)	(122,791)	(106,364)	15,332
Montrose Environmental Group, Inc.	Morgan Stanley	(1,409)	(76,143)	(86,992)	(11,012)
Pitney Bowes, Inc.	Morgan Stanley	(47,518)	(399,527)	(342,605)	52,828
Tetra Tech, Inc.	Morgan Stanley	(38)	(5,790)	(5,675)	458
TransUnion	Morgan Stanley	(2,751)	(306,971)	(308,965)	(4,613)
U.S. Ecology, Inc.	Morgan Stanley	(7,865)	(477,074)	(254,433)	220,918
Upwork, Inc.	Morgan Stanley	(9,594)	(435,697)	(432,018)	2,664

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
Verisk Analytics, Inc.	Morgan Stanley	(6,636)	$(1,285,387)	$(1,328,992)	$(49,300)
Viad Corp.	Morgan Stanley	(4,126)	(170,416)	(187,362)	(17,332)

		(261,465)	(7,880,786)	(7,589,204)	222,710

Consumer Durables & Apparel
Callaway Golf Co.	Morgan Stanley	(25,041)	(727,625)	(691,883)	33,618
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(17,383)	(662,591)	(620,052)	40,987
G-III Apparel Group Ltd.	Morgan Stanley	(9,306)	(277,696)	(263,360)	13,482
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(2,761)	(621,044)	(620,341)	(751)
Installed Building Products, Inc.	Morgan Stanley	(2,426)	(309,124)	(259,946)	47,797
iRobot Corp.	Morgan Stanley	(838)	(72,618)	(65,783)	6,680
Latham Group, Inc.	Morgan Stanley	(3,377)	(68,222)	(55,383)	12,695
Levi Strauss & Co., Class A	Morgan Stanley	(2,652)	(75,865)	(65,001)	10,630
Lovesac Co. (The)	Morgan Stanley	(499)	(35,745)	(32,979)	2,699
Malibu Boats, Inc., Class A	Morgan Stanley	(1,920)	(161,954)	(134,362)	27,226
Oxford Industries, Inc.	Morgan Stanley	(2,646)	(172,283)	(238,590)	(70,991)
Peloton Interactive, Inc., Class A	Morgan Stanley	(29,039)	(3,034,449)	(2,527,845)	499,434
Purple Innovation, Inc.	Morgan Stanley	(28,391)	(874,232)	(596,779)	275,399
Vizio Holding Corp., Class A	Morgan Stanley	(903)	(18,766)	(19,180)	(441)
Wolverine World Wide, Inc.	Morgan Stanley	(6,694)	(195,188)	(199,749)	(11,630)

		(133,876)	(7,307,402)	(6,391,233)	886,834

Consumer Services
2U INC	Morgan Stanley	(159)	(5,337)	(5,338)	401
Aramark	Morgan Stanley	(14,424)	(590,188)	(473,973)	110,252
Bally’s Corp.	Morgan Stanley	(9,768)	(594,052)	(489,767)	102,760
Bright Horizons Family Solutions, Inc.	Morgan Stanley	(4,866)	(828,923)	(678,418)	148,681
Carnival Corp. (Panama)	Morgan Stanley	(36,522)	(869,586)	(913,415)	(66,725)
Darden Restaurants, Inc.	Morgan Stanley	(3,403)	(537,728)	(515,452)	22,951
Denny’s Corp.	Morgan Stanley	(25,388)	(388,883)	(414,840)	(28,067)
Frontdoor, Inc.	Morgan Stanley	(2,439)	(133,072)	(102,194)	30,766
Monarch Casino & Resort, Inc.	Morgan Stanley	(3,133)	(137,859)	(209,880)	(72,354)
Papa John’s International, Inc.	Morgan Stanley	(1,658)	(205,365)	(210,549)	(6,073)
Planet Fitness, Inc., Class A	Morgan Stanley	(2,209)	(170,496)	(173,517)	(3,407)
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(7,190)	(625,034)	(639,550)	(15,980)
Shake Shack, Inc., Class A	Morgan Stanley	(6,289)	(612,071)	(493,435)	117,565
Stride, Inc.	Morgan Stanley	(3,395)	(95,957)	(122,016)	(27,078)
Terminix Global Holdings, Inc.	Morgan Stanley	(1,346)	(71,126)	(56,088)	15,220
Wingstop, Inc.	Morgan Stanley	(6,111)	(1,050,568)	(1,001,776)	44,314

		(128,300)	(6,916,245)	(6,500,208)	373,226

Diversified Financials
FactSet Research Systems, Inc.	Morgan Stanley	(51)	(20,181)	(20,134)	16
Intercontinental Exchange, Inc.	Morgan Stanley	(4,841)	(574,730)	(555,844)	18,564
Morningstar, Inc.	Morgan Stanley	(238)	(66,444)	(61,649)	4,696
Open Lending Corp., Class A	Morgan Stanley	(3,121)	(128,661)	(112,574)	16,405

		(8,251)	(790,016)	(750,201)	39,681

Energy
Antero Midstream Corp.	Morgan Stanley	(12,352)	(126,779)	(128,708)	(2,212)
Bonanza Creek Energy, Inc.	Morgan Stanley	(2,837)	(125,472)	(135,892)	(10,905)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Cenovus Energy, Inc. (Canada)	Morgan Stanley	(53,673)	$(517,804)	$(539,950)	$(29,840)
Cheniere Energy, Inc.	Morgan Stanley	(11,179)	(966,661)	(1,091,853)	(127,494)
Comstock Resources, Inc.	Morgan Stanley	(11,977)	(113,313)	(123,962)	(10,900)
Core Laboratories N.V. (Netherlands)	Morgan Stanley	(3,747)	(116,652)	(103,979)	12,396
CVR Energy, Inc.	Morgan Stanley	(6,252)	(101,940)	(104,158)	(2,442)
Delek U.S. Holdings, Inc.	Morgan Stanley	(36,152)	(644,190)	(649,651)	(15,180)
Devon Energy Corp.	Morgan Stanley	(24,435)	(689,226)	(867,687)	(217,019)
Diamondback Energy, Inc.	Morgan Stanley	(7,946)	(678,677)	(752,248)	(88,040)
Dril-Quip, Inc.	Morgan Stanley	(4,779)	(159,626)	(120,335)	39,171
Enbridge, Inc. (Canada)	Morgan Stanley	(1,265)	(49,738)	(50,347)	(1,550)
Enerplus Corp. (Canada)	Morgan Stanley	(39,938)	(232,509)	(319,504)	(89,024)
EQT Corp.	Morgan Stanley	(81,931)	(1,514,989)	(1,676,308)	(164,890)
FLEX LNG Ltd. (Bermuda)	Morgan Stanley	(31)	(548)	(558)	6
Gevo, Inc.	Morgan Stanley	(46,434)	(280,270)	(308,322)	(28,698)
Liberty Oilfield Services, Inc., Class A	Morgan Stanley	(23,112)	(251,334)	(280,349)	(30,515)
New Fortress Energy, Inc.	Morgan Stanley	(7,944)	(228,863)	(220,446)	7,323
Northern Oil and Gas, Inc.	Morgan Stanley	(10,562)	(203,641)	(226,027)	(23,552)
Par Pacific Holdings, Inc.	Morgan Stanley	(10,177)	(156,759)	(159,982)	(3,578)
Patterson-UTI Energy, Inc.	Morgan Stanley	(8,231)	(66,107)	(74,079)	(9,022)
Pembina Pipeline Corp. (Canada)	Morgan Stanley	(7,466)	(269,733)	(236,598)	9,620
Pioneer Natural Resources Co.	Morgan Stanley	(7,569)	(1,241,413)	(1,260,314)	(49,238)
Range Resources Corp.	Morgan Stanley	(13,834)	(210,042)	(313,063)	(104,409)
RPC, Inc.	Morgan Stanley	(33,444)	(160,302)	(162,538)	(2,745)
SFL Corp. Ltd. (Bermuda)	Morgan Stanley	(6,629)	(90,884)	(55,551)	21,789
Southwestern Energy Co.	Morgan Stanley	(105,824)	(476,139)	(586,265)	(115,857)
TechnipFMC PLC (United Kingdom)	Morgan Stanley	(189,022)	(1,368,201)	(1,423,336)	(58,358)
Tellurian, Inc.	Morgan Stanley	(111,523)	(332,214)	(436,055)	(105,230)
Valero Energy Corp.	Morgan Stanley	(1,239)	(81,415)	(87,436)	(7,632)

		(881,504)	(11,455,441)	(12,495,501)	(1,208,025)

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(8,239)	(413,430)	(452,486)	(43,159)
Casey’s General Stores, Inc.	Morgan Stanley	(4,205)	(824,382)	(792,432)	29,501
Chefs’ Warehouse, Inc. (The)	Morgan Stanley	(3,409)	(103,011)	(111,031)	(9,556)
Grocery Outlet Holding Corp.	Morgan Stanley	(23,121)	(947,268)	(498,720)	446,859
Performance Food Group Co.	Morgan Stanley	(5,445)	(252,653)	(252,975)	(903)
Rite Aid Corp.	Morgan Stanley	(6,315)	(116,929)	(89,673)	26,996
U.S. Foods Holding Corp.	Morgan Stanley	(737)	(25,634)	(25,544)	(823)
United Natural Foods, Inc.	Morgan Stanley	(7,419)	(267,607)	(359,228)	(103,662)

		(58,890)	(2,950,914)	(2,582,089)	345,253

Food, Beverage & Tobacco
B&G Foods, Inc.	Morgan Stanley	(10,514)	(342,945)	(314,263)	12,980
Beyond Meat, Inc.	Morgan Stanley	(2,767)	(449,434)	(291,254)	157,132
Boston Beer Co., Inc. (The), Class A	Morgan Stanley	(109)	(78,308)	(55,563)	24,886
Celsius Holdings, Inc.	Morgan Stanley	(15,665)	(1,139,688)	(1,411,260)	(274,254)
Conagra Brands, Inc.	Morgan Stanley	(9,787)	(335,020)	(331,486)	1,522
Fresh Del Monte Produce, Inc. (Cayman Islands)	Morgan Stanley	(6,689)	(181,448)	(215,520)	(39,018)
Freshpet, Inc.	Morgan Stanley	(3,935)	(598,979)	(561,485)	36,035
Hain Celestial Group, Inc. (The)	Morgan Stanley	(6,286)	(246,193)	(268,915)	(23,287)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Food, Beverage & Tobacco — (continued)
Hormel Foods Corp.	Morgan Stanley	(16,187)	$(678,228)	$(663,667)	$12,972
Hostess Brands, Inc.	Morgan Stanley	(1,599)	(27,539)	(27,775)	(284)
Ingredion, Inc.	Morgan Stanley	(9,782)	(888,637)	(870,696)	13,366
J & J Snack Foods Corp.	Morgan Stanley	(871)	(161,668)	(133,106)	24,100
Keurig Dr Pepper, Inc.	Morgan Stanley	(5,079)	(178,353)	(173,499)	3,708
Lamb Weston Holdings, Inc.	Morgan Stanley	(1,817)	(152,273)	(111,509)	39,994
Lancaster Colony Corp.	Morgan Stanley	(648)	(112,125)	(109,389)	2,289
McCormick & Co, Inc.	Morgan Stanley	(4,944)	(436,088)	(400,612)	33,244
MGP Ingredients, Inc.	Morgan Stanley	(3,080)	(171,205)	(200,508)	(32,187)
Pilgrim’s Pride Corp.	Morgan Stanley	(5,384)	(123,196)	(156,567)	(34,049)
Post Holdings, Inc.	Morgan Stanley	(4,338)	(499,696)	(477,874)	20,656
TreeHouse Foods, Inc.	Morgan Stanley	(12,020)	(462,979)	(479,358)	(17,458)
Universal Corp.	Morgan Stanley	(1,084)	(53,579)	(52,390)	1,080
Utz Brands, Inc.	Morgan Stanley	(17,339)	(367,046)	(297,017)	68,245

		(139,924)	(7,684,627)	(7,603,713)	31,672

Health Care Equipment & Services
1Life Healthcare, Inc.	Morgan Stanley	(15,589)	(503,485)	(315,677)	186,632
ABIOMED, Inc.	Morgan Stanley	(1,334)	(433,136)	(434,244)	(3,783)
Accolade, Inc.	Morgan Stanley	(3,292)	(157,508)	(138,824)	18,329
AdaptHealth Corp.	Morgan Stanley	(7,398)	(196,611)	(172,299)	23,875
Alphatec Holdings, Inc.	Morgan Stanley	(8,521)	(120,232)	(103,871)	16,093
American Well Corp., Class A	Morgan Stanley	(13,572)	(190,012)	(123,641)	65,938
AmerisourceBergen Corp.	Morgan Stanley	(6,001)	(727,608)	(716,819)	7,672
Apollo Medical Holdings, Inc.	Morgan Stanley	(1,088)	(104,476)	(99,062)	5,184
Avanos Medical, Inc.	Morgan Stanley	(2,525)	(94,596)	(78,780)	15,890
Axogen, Inc.	Morgan Stanley	(5,376)	(83,392)	(84,941)	(3,714)
BioLife Solutions, Inc.	Morgan Stanley	(3,092)	(125,985)	(130,853)	(5,149)
Cardiovascular Systems, Inc.	Morgan Stanley	(7,023)	(332,338)	(230,565)	101,199
Castle Biosciences, Inc.	Morgan Stanley	(6,187)	(413,850)	(411,435)	1,451
Covetrus, Inc.	Morgan Stanley	(14,579)	(441,567)	(264,463)	176,075
CryoPort, Inc.	Morgan Stanley	(1,950)	(111,934)	(129,694)	(18,207)
GoodRx Holdings, Inc., Class A	Morgan Stanley	(9,078)	(408,772)	(372,380)	35,744
Guardant Health, Inc.	Morgan Stanley	(3,920)	(581,845)	(490,039)	91,473
Haemonetics Corp.	Morgan Stanley	(5,932)	(501,980)	(418,740)	82,068
Health Catalyst, Inc.	Morgan Stanley	(2,946)	(153,850)	(147,329)	6,173
HealthEquity, Inc.	Morgan Stanley	(61)	(4,013)	(3,950)	1,354
Hill-Rom Holdings, Inc.	Morgan Stanley	(824)	(109,620)	(123,600)	(14,429)
Humana, Inc.	Morgan Stanley	(851)	(393,290)	(331,167)	61,774
ICU Medical, Inc.	Morgan Stanley	(77)	(18,044)	(17,970)	4,878
Inari Medical, Inc.	Morgan Stanley	(1,709)	(157,925)	(138,600)	18,968
Inovalon Holdings, Inc., Class A	Morgan Stanley	(5,180)	(178,260)	(208,702)	(30,847)
Insulet Corp.	Morgan Stanley	(2,215)	(618,798)	(629,569)	(12,584)
iRhythm Technologies, Inc.	Morgan Stanley	(4,031)	(188,809)	(236,055)	(47,676)
Joint Corp. (The)	Morgan Stanley	(974)	(77,171)	(95,471)	(19,124)
Lantheus Holdings, Inc.	Morgan Stanley	(11,995)	(282,162)	(308,032)	(27,677)
Magellan Health, Inc.	Morgan Stanley	(1,287)	(120,561)	(121,686)	(1,393)
Masimo Corp.	Morgan Stanley	(3,225)	(850,785)	(873,040)	(25,303)
Mesa Laboratories, Inc.	Morgan Stanley	(408)	(108,768)	(123,363)	(15,204)
ModivCare, Inc.	Morgan Stanley	(329)	(60,467)	(59,753)	588

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
National HealthCare Corp.	Morgan Stanley	(4)	$(280)	$(280)	$15
Neogen Corp.	Morgan Stanley	(1,904)	(87,730)	(82,691)	4,850
Oak Street Health, Inc.	Morgan Stanley	(24,166)	(1,217,910)	(1,027,780)	187,263
Option Care Health, Inc.	Morgan Stanley	(10,036)	(221,943)	(243,473)	(22,969)
OrthoPediatrics Corp.	Morgan Stanley	(1,994)	(104,342)	(130,627)	(26,867)
Outset Medical, Inc.	Morgan Stanley	(3,325)	(139,653)	(164,388)	(25,048)
Penumbra, Inc.	Morgan Stanley	(2,191)	(586,632)	(583,901)	943
PetIQ, Inc.	Morgan Stanley	(7,779)	(246,302)	(194,242)	51,712
Phreesia, Inc.	Morgan Stanley	(382)	(23,578)	(23,569)	(30)
Progyny, Inc.	Morgan Stanley	(11,800)	(682,219)	(660,800)	19,795
Quidel Corp.	Morgan Stanley	(1,661)	(242,760)	(234,450)	7,752
RadNet, Inc.	Morgan Stanley	(6,830)	(100,602)	(200,187)	(99,822)
ResMed, Inc.	Morgan Stanley	(863)	(232,838)	(227,444)	(310)
Schrodinger, Inc.	Morgan Stanley	(10,664)	(628,365)	(583,107)	43,786
Silk Road Medical, Inc.	Morgan Stanley	(4,937)	(289,184)	(271,683)	16,229
Simulations Plus, Inc.	Morgan Stanley	(1,697)	(124,568)	(67,031)	57,071
SmileDirectClub, Inc.	Morgan Stanley	(66,173)	(398,343)	(352,040)	45,377
STERIS PLC (Ireland)	Morgan Stanley	(10,661)	(2,306,886)	(2,177,829)	119,683
Surgery Partners, Inc.	Morgan Stanley	(7,371)	(365,275)	(312,088)	52,339
Tabula Rasa HealthCare, Inc.	Morgan Stanley	(7,596)	(442,611)	(199,091)	243,098
Tactile Systems Technology, Inc.	Morgan Stanley	(3,532)	(138,018)	(156,997)	(19,330)
Teladoc Health, Inc.	Morgan Stanley	(1,833)	(286,722)	(232,443)	53,618
U.S. Physical Therapy, Inc.	Morgan Stanley	(2,306)	(302,221)	(255,044)	42,684
Vocera Communications, Inc.	Morgan Stanley	(1,515)	(38,856)	(69,326)	(31,575)

		(343,789)	(18,059,688)	(16,585,125)	1,416,532

Household & Personal Products
Central Garden & Pet Co., Class A	Morgan Stanley	(3,544)	(135,191)	(152,392)	(17,503)
Clorox Co. (The)	Morgan Stanley	(3,775)	(651,550)	(625,178)	23,558
Energizer Holdings, Inc.	Morgan Stanley	(9,342)	(367,888)	(364,805)	1,361
Honest Co., Inc. (The)	Morgan Stanley	(10,541)	(109,015)	(109,416)	(641)
Inter Parfums, Inc.	Morgan Stanley	(685)	(49,400)	(51,217)	(1,996)
Reynolds Consumer Products, Inc.	Morgan Stanley	(4,593)	(130,309)	(125,573)	4,110
Spectrum Brands Holdings, Inc.	Morgan Stanley	(1,986)	(185,436)	(190,001)	(4,426)

		(34,466)	(1,628,789)	(1,618,582)	4,463

Materials
Albemarle Corp.	Morgan Stanley	(546)	(113,186)	(119,558)	(8,977)
Allegheny Technologies, Inc.	Morgan Stanley	(5,128)	(89,496)	(85,279)	4,023
Amyris, Inc.	Morgan Stanley	(14,698)	(199,365)	(201,804)	(2,894)
AptarGroup, Inc.	Morgan Stanley	(443)	(59,272)	(52,872)	6,277
Arconic Corp.	Morgan Stanley	(1,852)	(66,708)	(58,412)	8,155
Balchem Corp.	Morgan Stanley	(347)	(50,111)	(50,339)	(330)
Cabot Corp.	Morgan Stanley	(1,562)	(84,689)	(78,287)	5,692
Century Aluminum Co.	Morgan Stanley	(16,830)	(203,308)	(226,363)	(23,519)
Cleveland-Cliffs, Inc.	Morgan Stanley	(2,631)	(50,961)	(52,120)	(1,263)
Coeur Mining, Inc.	Morgan Stanley	(49,375)	(338,056)	(304,644)	32,640
Ecolab, Inc.	Morgan Stanley	(1,735)	(384,035)	(361,956)	21,134
Element Solutions, Inc.	Morgan Stanley	(6,332)	(147,614)	(137,278)	9,735
Equinox Gold Corp. (Canada)	Morgan Stanley	(51,051)	(529,808)	(336,937)	191,634

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
First Majestic Silver Corp. (Canada)	Morgan Stanley	(30,454)	$(408,533)	$(344,130)	$63,407
FMC Corp.	Morgan Stanley	(3,795)	(366,910)	(347,470)	16,797
Franco-Nevada Corp. (Canada)	Morgan Stanley	(7,654)	(1,103,707)	(994,331)	105,034
HB Fuller Co.	Morgan Stanley	(5,240)	(338,733)	(338,294)	(1,297)
Huntsman Corp.	Morgan Stanley	(39,260)	(1,026,529)	(1,161,703)	(143,004)
International Flavors & Fragrances, Inc.	Morgan Stanley	(9,935)	(1,398,200)	(1,328,508)	57,285
Kirkland Lake Gold Ltd. (Canada)	Morgan Stanley	(1,194)	(58,973)	(49,658)	8,297
MAG Silver Corp. (Canada)	Morgan Stanley	(500)	(8,144)	(8,100)	42
Materion Corp.	Morgan Stanley	(1,156)	(84,059)	(79,348)	4,310
Methanex Corp. (Canada)	Morgan Stanley	(2,182)	(73,224)	(100,459)	(28,852)
Novagold Resources, Inc. (Canada)	Morgan Stanley	(30,522)	(308,084)	(209,991)	97,380
Quaker Chemical Corp.	Morgan Stanley	(1,283)	(311,690)	(304,995)	5,671
RPM International, Inc.	Morgan Stanley	(3,608)	(309,585)	(280,161)	28,390
Sandstorm Gold Ltd. (Canada)	Morgan Stanley	(4,336)	(26,061)	(24,975)	1,041
Schweitzer-Mauduit International, Inc.	Morgan Stanley	(803)	(29,538)	(27,832)	1,544
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(6,575)	(1,047,073)	(962,317)	79,277
Seabridge Gold, Inc. (Canada)	Morgan Stanley	(9,827)	(180,637)	(151,827)	28,403
Silgan Holdings, Inc.	Morgan Stanley	(1,780)	(76,841)	(68,281)	7,954
SilverCrest Metals, Inc. (Canada)	Morgan Stanley	(5,049)	(40,850)	(35,242)	5,529
Sonoco Products Co.	Morgan Stanley	(1,708)	(109,985)	(101,763)	7,979
Stepan Co.	Morgan Stanley	(1,368)	(173,812)	(154,502)	18,208
Summit Materials, Inc., Class A	Morgan Stanley	(2,877)	(100,331)	(91,978)	8,133
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	(12,903)	(297,751)	(321,414)	(25,248)
Valvoline, Inc.	Morgan Stanley	(17,204)	(508,910)	(536,421)	(34,382)
Warrior Met Coal, Inc.	Morgan Stanley	(10,636)	(196,611)	(247,500)	(56,688)
Yamana Gold, Inc. (Canada)	Morgan Stanley	(120,804)	(564,399)	(478,384)	74,766

		(485,183)	(11,465,779)	(10,815,433)	572,283

Media & Entertainment
Angi, Inc.	Morgan Stanley	(47,702)	(655,443)	(588,643)	65,208
Cable One, Inc.	Morgan Stanley	(483)	(949,054)	(875,742)	70,128
Cardlytics, Inc.	Morgan Stanley	(1,443)	(121,977)	(121,125)	580
Cargurus, Inc.	Morgan Stanley	(5,773)	(183,270)	(181,330)	1,523
Cinemark Holdings, Inc.	Morgan Stanley	(7,765)	(176,859)	(149,166)	27,493
Clear Channel Outdoor Holdings, Inc.	Morgan Stanley	(36,081)	(86,427)	(97,779)	(11,833)
EW Scripps Co. (The), Class A	Morgan Stanley	(4,559)	(66,656)	(82,336)	(16,864)
iHeartMedia, Inc., Class A	Morgan Stanley	(8,228)	(161,768)	(205,865)	(44,462)
Madison Square Garden Entertainment Corp.	Morgan Stanley	(2,386)	(234,754)	(173,391)	60,825
Magnite, Inc.	Morgan Stanley	(1,121)	(45,448)	(31,388)	13,970
Match Group, Inc.	Morgan Stanley	(521)	(86,456)	(81,792)	13,998
MediaAlpha, Inc., Class A	Morgan Stanley	(1,600)	(37,081)	(29,888)	7,123
Meredith Corp.	Morgan Stanley	(6,466)	(254,128)	(360,156)	(110,661)
Nexstar Media Group, Inc., Class A	Morgan Stanley	(296)	(46,003)	(44,980)	931
Sciplay Corp., Class A	Morgan Stanley	(1,303)	(26,669)	(26,959)	(336)
Shaw Communications, Inc., Class B (Canada)	Morgan Stanley	(2,488)	(67,695)	(72,252)	(5,815)
Sinclair Broadcast Group, Inc., Class A	Morgan Stanley	(8,425)	(321,628)	(266,904)	41,893
Skillz, Inc.	Morgan Stanley	(15,540)	(171,341)	(152,603)	18,350
TEGNA, Inc.	Morgan Stanley	(4,451)	(86,210)	(87,774)	(2,541)
TripAdvisor, Inc.	Morgan Stanley	(1,598)	(72,631)	(54,092)	18,384
WideOpenWest, Inc.	Morgan Stanley	(5,438)	(34,126)	(106,857)	(73,881)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Media & Entertainment — (continued)
ZoomInfo Technologies, Inc., Class A	Morgan Stanley	(2,630)	$(147,417)	$(160,930)	$(18,776)
Zynga, Inc., Class A	Morgan Stanley	(12,126)	(142,913)	(91,309)	51,283

		(178,423)	(4,175,954)	(4,043,261)	106,520

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	Morgan Stanley	(2,157)	(340,800)	(314,016)	25,994
ACADIA Pharmaceuticals, Inc.	Morgan Stanley	(8,155)	(135,661)	(135,455)	(97)
Adaptive Biotechnologies Corp.	Morgan Stanley	(9,717)	(456,574)	(330,281)	125,229
Agenus, Inc.	Morgan Stanley	(16)	(93)	(84)	156
Amneal Pharmaceuticals, Inc.	Morgan Stanley	(6,449)	(33,278)	(34,438)	(1,221)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	(12,327)	(583,095)	(406,298)	175,433
Arcturus Therapeutics Holdings, Inc.	Morgan Stanley	(5,988)	(508,673)	(286,107)	221,379
Arvinas, Inc.	Morgan Stanley	(7,719)	(484,307)	(634,347)	(151,171)
Avantor, Inc.	Morgan Stanley	(14,537)	(584,715)	(594,563)	(17,757)
Avid Bioservices, Inc.	Morgan Stanley	(704)	(14,605)	(15,185)	(608)
Axsome Therapeutics, Inc.	Morgan Stanley	(6,295)	(281,134)	(207,483)	73,003
Berkeley Lights, Inc.	Morgan Stanley	(17,042)	(697,786)	(333,342)	362,809
Bluebird Bio, Inc.	Morgan Stanley	(9,676)	(177,058)	(184,908)	(8,253)
Catalent, Inc.	Morgan Stanley	(4,458)	(548,388)	(593,226)	(46,120)
ChemoCentryx, Inc.	Morgan Stanley	(21,634)	(327,147)	(369,941)	(43,639)
Codexis, Inc.	Morgan Stanley	(10,050)	(147,545)	(233,763)	(87,550)
Cronos Group, Inc. (Canada)	Morgan Stanley	(13,991)	(97,643)	(79,189)	18,240
Dicerna Pharmaceuticals, Inc.	Morgan Stanley	(7,824)	(167,095)	(157,732)	8,985
Elanco Animal Health, Inc.	Morgan Stanley	(6,243)	(190,043)	(199,089)	(9,479)
Emergent BioSolutions, Inc.	Morgan Stanley	(2,671)	(169,188)	(133,737)	38,292
Ionis Pharmaceuticals, Inc.	Morgan Stanley	(2,242)	(121,727)	(75,197)	46,260
Iovance Biotherapeutics, Inc.	Morgan Stanley	(674)	(25,520)	(16,621)	8,856
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	(14,284)	(1,980,889)	(1,859,920)	116,295
MacroGenics, Inc.	Morgan Stanley	(112)	(2,401)	(2,345)	68
Medpace Holdings, Inc.	Morgan Stanley	(2,365)	(432,455)	(447,647)	(16,200)
Mirati Therapeutics, Inc.	Morgan Stanley	(1,834)	(271,088)	(324,453)	(64,620)
NanoString Technologies, Inc.	Morgan Stanley	(3,443)	(179,189)	(165,298)	13,483
Novavax, Inc.	Morgan Stanley	(237)	(49,311)	(49,132)	233
NURIX THERAPEUTICS INC	Morgan Stanley	(3)	(91)	(90)	18
Ocular Therapeutix, Inc.	Morgan Stanley	(5,387)	(70,182)	(53,870)	16,163
Perrigo Co. PLC (Ireland)	Morgan Stanley	(32,114)	(1,405,149)	(1,519,956)	(125,570)
Personalis, Inc.	Morgan Stanley	(9,936)	(263,539)	(191,169)	71,763
Phathom Pharmaceuticals, Inc.	Morgan Stanley	(82)	(2,627)	(2,632)	6
Phibro Animal Health Corp., Class A	Morgan Stanley	(20)	(435)	(431)	21
Protagonist Therapeutics, Inc.	Morgan Stanley	(533)	(24,429)	(9,445)	14,944
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(2,746)	(448,209)	(276,275)	170,890
Repligen Corp.	Morgan Stanley	(311)	(64,974)	(89,876)	(31,224)
Revance Therapeutics, Inc.	Morgan Stanley	(2,710)	(74,089)	(75,501)	(1,569)
Seagen, Inc.	Morgan Stanley	(218)	(36,662)	(37,016)	(424)
Sundial Growers, Inc. (Canada)	Morgan Stanley	(245,131)	(175,725)	(166,223)	9,103
Syneos Health, Inc.	Morgan Stanley	(9,035)	(822,072)	(790,382)	28,609
TG Therapeutics, Inc.	Morgan Stanley	(3,660)	(102,355)	(121,805)	(23,000)
Viatris, Inc.	Morgan Stanley	(29,572)	(436,753)	(400,701)	28,498

		(534,302)	(12,934,699)	(11,919,169)	946,228

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Retailing
1-800-Flowers.com, Inc., Class A	Morgan Stanley	(2,553)	$(83,484)	$(77,892)	$5,411
Abercrombie & Fitch Co., Class A	Morgan Stanley	(1,342)	(54,365)	(50,499)	3,754
Big Lots, Inc.	Morgan Stanley	(526)	(24,880)	(22,807)	2,237
Boot Barn Holdings, Inc.	Morgan Stanley	(551)	(32,131)	(48,967)	(18,355)
CarMax, Inc.	Morgan Stanley	(2,361)	(317,716)	(302,114)	14,867
Carvana Co.	Morgan Stanley	(627)	(170,040)	(189,066)	(19,411)
CHEWY INC, Class A	Morgan Stanley	(426)	(29,053)	(29,015)	(13)
Children’s Place, Inc. (The)	Morgan Stanley	(2,601)	(198,907)	(195,751)	2,330
Designer Brands, Inc., Class A	Morgan Stanley	(23,193)	(318,971)	(323,078)	(5,722)
Dollar General Corp.	Morgan Stanley	(2,945)	(635,751)	(624,752)	8,873
Dollar Tree, Inc.	Morgan Stanley	(3,669)	(353,949)	(351,197)	1,931
Five Below, Inc.	Morgan Stanley	(3,035)	(578,004)	(536,618)	40,286
Franchise Group, Inc.	Morgan Stanley	(1,932)	(66,821)	(68,412)	(2,442)
Gap, Inc. (The)	Morgan Stanley	(4,280)	(108,640)	(97,156)	12,527
GrowGeneration Corp.	Morgan Stanley	(18,650)	(719,264)	(460,095)	257,483
Leslie’s, Inc.	Morgan Stanley	(14,407)	(417,751)	(295,920)	120,859
Monro, Inc.	Morgan Stanley	(8,068)	(600,620)	(463,991)	121,411
Murphy U.S.A., Inc.	Morgan Stanley	(7,021)	(1,058,652)	(1,174,332)	(121,058)
Nordstrom, Inc.	Morgan Stanley	(11,988)	(309,049)	(317,083)	(8,748)
Pool Corp.	Morgan Stanley	(642)	(294,146)	(278,891)	12,398
PORCH GROUP INC	Morgan Stanley	(132)	(2,213)	(2,334)	(109)
Poshmark, Inc., Class A	Morgan Stanley	(2,140)	(97,865)	(50,846)	46,804
RealReal, Inc. (The)	Morgan Stanley	(19,774)	(473,846)	(260,621)	212,119
Sally Beauty Holdings, Inc.	Morgan Stanley	(23,681)	(466,576)	(399,025)	66,463
Sleep Number Corp.	Morgan Stanley	(175)	(17,936)	(16,359)	1,552
Stamps.com, Inc.	Morgan Stanley	(2,321)	(756,555)	(765,443)	(10,669)
Tractor Supply Co.	Morgan Stanley	(10,367)	(1,961,922)	(2,100,458)	(147,618)
Urban Outfitters, Inc.	Morgan Stanley	(8,894)	(357,857)	(264,063)	98,216
Vroom, Inc.	Morgan Stanley	(17,846)	(679,170)	(393,861)	283,717

		(196,147)	(11,186,134)	(10,160,646)	979,093

Semiconductors & Semiconductor Equipment
ACM Research, Inc., Class A	Morgan Stanley	(4,219)	(394,736)	(464,090)	(70,271)
CEVA, Inc.	Morgan Stanley	(1,134)	(51,318)	(48,388)	2,826
Cirrus Logic, Inc.	Morgan Stanley	(3,466)	(288,292)	(285,425)	1,819
Entegris, Inc.	Morgan Stanley	(4,433)	(551,314)	(558,115)	(8,236)
FormFactor, Inc.	Morgan Stanley	(8,751)	(326,485)	(326,675)	(946)
Marvell Technology, Inc.	Morgan Stanley	(17,187)	(1,048,618)	(1,036,548)	9,604
Silicon Laboratories, Inc.	Morgan Stanley	(3,471)	(522,477)	(486,495)	34,674
Veeco Instruments, Inc.	Morgan Stanley	(159)	(3,586)	(3,531)	63
Wolfspeed, Inc.	Morgan Stanley	(3,579)	(375,883)	(288,933)	86,077

		(46,399)	(3,562,709)	(3,498,200)	55,610

Software & Services
8x8, Inc.	Morgan Stanley	(14,087)	(342,540)	(329,495)	12,253
Akamai Technologies, Inc.	Morgan Stanley	(1,061)	(119,490)	(110,970)	8,887
Alarm.com Holdings, Inc.	Morgan Stanley	(1,677)	(144,794)	(131,125)	13,344
Alliance Data Systems Corp.	Morgan Stanley	(644)	(65,401)	(64,973)	(670)
Altair Engineering, Inc., Class A	Morgan Stanley	(793)	(59,325)	(54,669)	4,580
Alteryx, Inc., Class A	Morgan Stanley	(20,953)	(2,094,415)	(1,531,664)	557,807

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Anaplan, Inc.	Morgan Stanley	(1,488)	$(97,933)	$(90,604)	$7,624
Appfolio, Inc., Class A	Morgan Stanley	(2,958)	(397,792)	(356,143)	40,723
Avaya Holdings Corp.	Morgan Stanley	(6,438)	(130,203)	(127,408)	2,503
Bentley Systems, Inc., Class B	Morgan Stanley	(2,729)	(191,457)	(165,487)	28,894
Blackbaud, Inc.	Morgan Stanley	(4,271)	(298,390)	(300,465)	(2,764)
BlackBerry Ltd. (Canada)	Morgan Stanley	(21,581)	(199,342)	(209,983)	(11,106)
Bottomline Technologies DE, Inc.	Morgan Stanley	(11,232)	(444,388)	(441,193)	2,160
CDK Global, Inc.	Morgan Stanley	(2,707)	(116,924)	(115,183)	1,482
Ceridian HCM Holding, Inc.	Morgan Stanley	(4,905)	(471,606)	(552,401)	(83,700)
Citrix Systems, Inc.	Morgan Stanley	(18,659)	(2,053,023)	(2,003,417)	38,088
Concentrix Corp.	Morgan Stanley	(1,642)	(281,584)	(290,634)	(10,410)
Conduent, Inc.	Morgan Stanley	(45,027)	(316,850)	(296,728)	19,625
Coupa Software, Inc.	Morgan Stanley	(2,063)	(521,053)	(452,168)	67,668
Digital Turbine, Inc.	Morgan Stanley	(16,723)	(1,115,086)	(1,149,706)	(37,244)
Dynatrace, Inc.	Morgan Stanley	(4,273)	(264,322)	(303,255)	(40,178)
Evo Payments, Inc., Class A	Morgan Stanley	(2,014)	(57,835)	(47,692)	10,057
Fastly, Inc., Class A	Morgan Stanley	(6,842)	(494,737)	(276,690)	216,892
FireEye, Inc.	Morgan Stanley	(35,854)	(644,678)	(638,201)	4,967
FleetCor Technologies, Inc.	Morgan Stanley	(2,053)	(548,520)	(536,387)	10,851
Globant S.A. (Luxembourg)	Morgan Stanley	(1,834)	(484,123)	(515,372)	(39,677)
GoDaddy, Inc., Class A	Morgan Stanley	(2,076)	(182,683)	(144,697)	38,573
Guidewire Software, Inc.	Morgan Stanley	(2,727)	(307,948)	(324,158)	(16,922)
Jack Henry & Associates, Inc.	Morgan Stanley	(2,588)	(451,826)	(424,587)	25,446
Jamf Holding Corp.	Morgan Stanley	(2,505)	(79,341)	(96,493)	(17,322)
JFrog Ltd. (Israel)	Morgan Stanley	(2,310)	(80,138)	(77,385)	2,580
LiveRamp Holdings, Inc.	Morgan Stanley	(7,173)	(362,920)	(338,781)	23,414
Medallia, Inc.	Morgan Stanley	(9,303)	(295,535)	(315,093)	(20,241)
Model N, Inc.	Morgan Stanley	(3,169)	(108,225)	(106,161)	1,825
New Relic, Inc.	Morgan Stanley	(2,283)	(148,333)	(163,851)	(16,146)
Okta, Inc.	Morgan Stanley	(751)	(176,678)	(178,242)	(1,965)
PagerDuty, Inc.	Morgan Stanley	(2,783)	(115,127)	(115,272)	(400)
Paylocity Holding Corp.	Morgan Stanley	(1,612)	(320,940)	(452,005)	(136,214)
Paysafe Ltd. (Bermuda)	Morgan Stanley	(7,046)	(56,995)	(54,606)	2,271
Ping Identity Holding Corp.	Morgan Stanley	(28,033)	(896,977)	(688,771)	207,706
PROS Holdings, Inc.	Morgan Stanley	(7,775)	(343,944)	(275,857)	67,290
Q2 Holdings, Inc.	Morgan Stanley	(5,443)	(555,985)	(436,202)	118,484
Qualys, Inc.	Morgan Stanley	(1,367)	(177,744)	(152,133)	25,341
Rackspace Technology, Inc.	Morgan Stanley	(29,685)	(610,740)	(422,121)	187,190
RingCentral, Inc., Class A.	Morgan Stanley	(5,722)	(1,437,554)	(1,244,535)	189,631
Sabre Corp.	Morgan Stanley	(16,901)	(235,098)	(200,108)	35,468
Sailpoint Technologies Holdings, Inc.	Morgan Stanley	(11,230)	(511,119)	(481,542)	28,384
SecureWorks Corp., Class A	Morgan Stanley	(81)	(1,633)	(1,610)	36
Shift4 Payments, Inc., Class A	Morgan Stanley	(3,353)	(298,297)	(259,925)	37,683
Smartsheet, Inc., Class A	Morgan Stanley	(6,470)	(469,531)	(445,265)	23,171
SolarWinds Corp.	Morgan Stanley	(12,994)	(259,186)	(217,390)	22,408
Splunk, Inc.	Morgan Stanley	(23)	(4,199)	(3,328)	878
Sumo Logic, Inc.	Morgan Stanley	(5,051)	(88,473)	(81,422)	6,859
Switch, Inc., Class A	Morgan Stanley	(14,100)	(230,796)	(357,999)	(132,530)
Telos Corp.	Morgan Stanley	(21,222)	(655,971)	(603,129)	51,305

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Tucows, Inc., Class A	Morgan Stanley	(1,617)	$(90,691)	$(127,662)	$(38,417)
Twilio, Inc., Class A	Morgan Stanley	(1,319)	(432,209)	(420,827)	10,376
Tyler Technologies, Inc.	Morgan Stanley	(1,308)	(620,637)	(599,914)	18,982
Upland Software, Inc.	Morgan Stanley	(4,614)	(190,347)	(154,292)	35,622
Verra Mobility Corp.	Morgan Stanley	(22,004)	(293,887)	(331,600)	(38,918)
VMware, Inc., Class A	Morgan Stanley	(171)	(25,612)	(25,428)	141
Vonage Holdings Corp.	Morgan Stanley	(1,975)	(31,663)	(31,837)	(232)
WEX, Inc.	Morgan Stanley	(5,837)	(1,161,222)	(1,028,129)	130,360
Yext, Inc.	Morgan Stanley	(33,866)	(550,882)	(407,408)	142,199
Zendesk, Inc.	Morgan Stanley	(1,258)	(156,133)	(146,419)	9,362
Zuora, Inc., Class A	Morgan Stanley	(3,096)	(49,195)	(51,332)	(2,322)

		(527,349)	(25,022,225)	(23,079,529)	1,844,012

Technology Hardware & Equipment
ADTRAN, Inc.	Morgan Stanley	(6,236)	(70,563)	(116,987)	(51,521)
Advanced Energy Industries, Inc.	Morgan Stanley	(346)	(31,243)	(30,361)	824
Amphenol Corp., Class A	Morgan Stanley	(5,835)	(433,851)	(427,297)	3,872
Avnet, Inc.	Morgan Stanley	(9,630)	(398,335)	(356,021)	38,703
Badger Meter, Inc.	Morgan Stanley	(31)	(3,190)	(3,135)	65
Calix, Inc.	Morgan Stanley	(2,359)	(116,966)	(116,605)	101
Celestica, Inc. (Canada)	Morgan Stanley	(10,528)	(78,671)	(93,489)	(15,025)
Ciena Corp.	Morgan Stanley	(6,760)	(373,162)	(347,126)	25,351
CommScope Holding Co., Inc.	Morgan Stanley	(21,302)	(361,421)	(289,494)	71,088
Corsair Gaming, Inc.	Morgan Stanley	(2,596)	(73,099)	(67,314)	5,742
Dell Technologies, Inc., Class C	Morgan Stanley	(3,276)	(342,277)	(340,835)	649
Fabrinet (Cayman Islands)	Morgan Stanley	(3,967)	(331,760)	(406,657)	(78,096)
Inseego Corp.	Morgan Stanley	(28,534)	(273,207)	(190,036)	82,541
Insight Enterprises, Inc.	Morgan Stanley	(5,379)	(444,488)	(484,540)	(41,087)
Jabil, Inc.	Morgan Stanley	(7,239)	(436,068)	(422,540)	12,290
Littelfuse, Inc.	Morgan Stanley	(224)	(60,784)	(61,212)	(797)
MicroVision, Inc.	Morgan Stanley	(20,112)	(282,191)	(222,238)	59,302
National Instruments Corp.	Morgan Stanley	(12,526)	(527,463)	(491,395)	29,044
nLight, Inc.	Morgan Stanley	(7,377)	(132,982)	(207,958)	(75,273)
Rogers Corp.	Morgan Stanley	(439)	(89,203)	(81,865)	7,165
Super Micro Computer, Inc.	Morgan Stanley	(2,592)	(93,019)	(94,789)	(1,974)
Teledyne Technologies, Inc.	Morgan Stanley	(3,613)	(1,619,821)	(1,552,073)	63,929
Viasat, Inc.	Morgan Stanley	(4,128)	(219,485)	(227,329)	(8,346)

		(165,029)	(6,793,249)	(6,631,296)	128,547

Telecommunication Services
Bandwidth, Inc., Class A	Morgan Stanley	(1,641)	(174,837)	(148,149)	26,290
Cogent Communications Holdings, Inc.	Morgan Stanley	(1,745)	(125,138)	(123,616)	(5,119)
Globalstar, Inc.	Morgan Stanley	(194,779)	(294,510)	(325,281)	(32,484)
Shenandoah Telecommunications Co.	Morgan Stanley	(3,753)	(156,971)	(118,520)	(5,580)
United States Cellular Corp.	Morgan Stanley	(2,608)	(88,640)	(83,169)	5,278

		(204,526)	(840,096)	(798,735)	(11,615)

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(15,685)	(336,580)	(404,830)	(69,030)
Canadian National Railway Co. (Canada)	Morgan Stanley	(12,653)	(1,467,652)	(1,463,319)	(8,544)
CH Robinson Worldwide, Inc.	Morgan Stanley	(13,293)	(1,283,551)	(1,156,491)	113,707

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Transportation — (continued)
Hawaiian Holdings, Inc.	Morgan Stanley	(2,686)	$(73,194)	$(58,179)	$15,751
JB Hunt Transport Services, Inc.	Morgan Stanley	(1,480)	(248,922)	(247,486)	392
JetBlue Airways Corp.	Morgan Stanley	(4,047)	(76,071)	(61,879)	14,030
Knight-Swift Transportation Holdings, Inc.	Morgan Stanley	(3,405)	(166,024)	(174,166)	(8,816)
Landstar System, Inc.	Morgan Stanley	(4,618)	(772,631)	(728,813)	41,448
Marten Transport Ltd.	Morgan Stanley	(168)	(2,671)	(2,636)	46
SkyWest, Inc.	Morgan Stanley	(1,515)	(72,496)	(74,750)	(2,739)
TFI International, Inc. (Canada)	Morgan Stanley	(2,216)	(246,254)	(226,431)	18,747
Uber Technologies, Inc.	Morgan Stanley	(1,400)	(71,814)	(62,720)	14,717
Werner Enterprises, Inc.	Morgan Stanley	(1,083)	(51,846)	(47,944)	4,047

		(64,249)	(4,869,706)	(4,709,644)	133,756

Utilities
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(40,497)	(631,661)	(593,686)	20,262
ALLETE, Inc.	Morgan Stanley	(4,994)	(385,499)	(297,243)	66,365
Alliant Energy Corp.	Morgan Stanley	(2,129)	(130,975)	(119,181)	11,501
Ameren Corp.	Morgan Stanley	(5,000)	(413,613)	(405,000)	(841)
American Electric Power Co., Inc.	Morgan Stanley	(625)	(53,536)	(50,737)	2,227
American States Water Co.	Morgan Stanley	(49)	(4,244)	(4,190)	60
Atmos Energy Corp.	Morgan Stanley	(1,378)	(125,405)	(121,540)	1,025
Avangrid, Inc.	Morgan Stanley	(6,857)	(347,585)	(333,250)	(1,769)
Black Hills Corp.	Morgan Stanley	(8,636)	(649,536)	(541,995)	79,806
Brookfield Renewable Corp., Class A (Canada)	Morgan Stanley	(4,368)	(181,641)	(169,522)	9,996
California Water Service Group	Morgan Stanley	(1,021)	(49,037)	(60,168)	(12,177)
CenterPoint Energy, Inc.	Morgan Stanley	(16,058)	(407,300)	(395,027)	8,464
Clearway Energy, Inc., Class A	Morgan Stanley	(4,935)	(127,745)	(139,167)	(14,560)
Consolidated Edison, Inc.	Morgan Stanley	(3,243)	(239,402)	(235,409)	(2,656)
Edison International	Morgan Stanley	(26,714)	(1,598,037)	(1,481,826)	73,622
Entergy Corp.	Morgan Stanley	(6,120)	(666,202)	(607,777)	48,885
Evergy, Inc.	Morgan Stanley	(14,802)	(983,331)	(920,684)	50,657
Eversource Energy	Morgan Stanley	(7,476)	(662,460)	(611,238)	42,933
FirstEnergy Corp.	Morgan Stanley	(2,612)	(101,381)	(93,039)	9,555
NextEra Energy, Inc.	Morgan Stanley	(4,296)	(350,603)	(337,322)	11,291
NiSource, Inc.	Morgan Stanley	(39,371)	(1,002,557)	(953,959)	40,535
Northwest Natural Holding Co.	Morgan Stanley	(5,396)	(272,105)	(248,162)	18,379
NorthWestern Corp.	Morgan Stanley	(4,109)	(276,559)	(235,446)	31,399
OGE Energy Corp.	Morgan Stanley	(12,626)	(438,414)	(416,153)	17,573
Ormat Technologies, Inc.	Morgan Stanley	(2,790)	(214,610)	(185,842)	27,878
Pinnacle West Capital Corp.	Morgan Stanley	(11,513)	(914,341)	(833,081)	74,828
PNM Resources, Inc.	Morgan Stanley	(4,850)	(238,024)	(239,978)	(4,688)
Portland General Electric Co.	Morgan Stanley	(7,724)	(376,001)	(362,951)	3,938
Sempra Energy	Morgan Stanley	(4,222)	(574,479)	(534,083)	25,743
SJW Group	Morgan Stanley	(1,578)	(97,953)	(104,243)	(9,201)
South Jersey Industries, Inc.	Morgan Stanley	(16,433)	(428,095)	(349,366)	69,972
Southwest Gas Holdings, Inc.	Morgan Stanley	(8,788)	(671,128)	(587,741)	64,142
Spire, Inc.	Morgan Stanley	(3,953)	(280,718)	(241,845)	34,871
Vistra Corp.	Morgan Stanley	(63,381)	(1,095,598)	(1,083,815)	(6,556)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND

Portfolio of Investments (Concluded)

September 30, 2021

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
WEC Energy Group, Inc.	Morgan Stanley	(2,321)	$(199,525)	$(204,712)	$(10,148)
Xcel Energy, Inc.	Morgan Stanley	(11,081)	(753,509)	(692,562)	55,213

		(361,946)	(15,942,809)	(14,791,940)	838,524

Total Reference Entity — Short			(179,384,963)	(168,611,313)	9,480,816

Net Value of Reference Entity			$(26,511,118)	$8,158,022	$35,319,045

*	Includes $649,905 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 94.1%
Automobiles & Components — 2.0%
Adient PLC (Ireland)*	1,521	$63,045
American Axle & Manufacturing Holdings, Inc.*	4,801	42,297
Aptiv PLC (Jersey)*	282	42,010
Ford Motor Co.(a)*	6,109	86,503
General Motors Co.(a)*	2,305	121,497
Gentex Corp.(a)	2,056	67,807
Gentherm, Inc.(a)*	622	50,339
Goodyear Tire & Rubber Co. (The)*	34	602
Lear Corp.	65	10,171
Magna International, Inc. (Canada)	2,026	152,436
Tenneco, Inc., Class A(a)*	3,686	52,599
Thor Industries, Inc.	41	5,033
Visteon Corp.(a)*	672	63,430
Winnebago Industries, Inc.	585	42,383

		800,152

Capital Goods — 9.2%
3M Co.(a)	568	99,639
A.O. Smith Corp.	685	41,833
AAR Corp.*	487	15,793
AECOM(a)*	1,748	110,386
Aerojet Rocketdyne Holdings, Inc.	729	31,748
AeroVironment, Inc.(a)*	127	10,963
Albany International Corp., Class A	83	6,380
Allegion PLC (Ireland)	225	29,741
Apogee Enterprises, Inc.	41	1,548
Armstrong World Industries, Inc.	3	286
Atkore, Inc.(a)*	1,977	171,841
Beacon Roofing Supply, Inc.(a)*	870	41,551
Boise Cascade Co.(a)	2,179	117,622
Carrier Global Corp.	1,420	73,499
Caterpillar, Inc.(a)	201	38,586
Colfax Corp.(a)*	702	32,222
Columbus McKinnon Corp.	549	26,544
Comfort Systems USA, Inc.	163	11,625
Crane Co.(a)	914	86,656
Cummins, Inc.(a)	412	92,519
Curtiss-Wright Corp.	96	12,113
Deere & Co.(a)	128	42,889
Dover Corp.(a)	150	23,325
Eaton Corp. PLC (Ireland)	954	142,442
EMCOR Group, Inc.	39	4,500
Emerson Electric Co.(a)	1,883	177,379
Enerpac Tool Group Corp.	32	663
ESCO Technologies, Inc.	98	7,546
Fortive Corp.(a)	228	16,090

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
General Dynamics Corp.(a)	596	$116,834
General Electric Co.	668	68,824
Gibraltar Industries, Inc.(a)*	472	32,875
GMS, Inc.(a)*	356	15,593
Graco, Inc.	31	2,169
Granite Construction, Inc.	624	24,679
HEICO Corp.	380	50,111
Hillenbrand, Inc.	643	27,424
Honeywell International, Inc.(a)	32	6,793
Howmet Aerospace, Inc.(a)	1,388	43,306
Huntington Ingalls Industries, Inc.	246	47,493
Ingersoll Rand, Inc.(a)*	1,425	71,834
Johnson Controls International PLC (Ireland)	950	64,676
Kaman Corp.	38	1,355
L3Harris Technologies, Inc.(a)	84	18,500
Lennox International, Inc.(a)	499	146,791
Lockheed Martin Corp.(a)	269	92,832
MYR Group, Inc.*	17	1,692
Nordson Corp.(a)	316	75,255
Northrop Grumman Corp.(a)	167	60,145
NOW, Inc.*	22	168
Oshkosh Corp.(a)	963	98,582
Otis Worldwide Corp.	334	27,482
Owens Corning(a)	2,561	218,966
Parker-Hannifin Corp.(a)	91	25,445
Pentair PLC (Ireland)	911	66,166
Regal Rexnord Corp.(a)	274	41,193
Resideo Technologies, Inc.*	138	3,421
Rockwell Automation, Inc.	147	43,224
Sensata Technologies Holding PLC (United Kingdom)*	1,028	56,252
Simpson Manufacturing Co., Inc.(a)	779	83,330
Snap-on, Inc.(a)	410	85,670
SPX FLOW, Inc.(a)	541	39,547
Stanley Black & Decker, Inc.(a)	370	64,865
Tecnoglass, Inc. (Cayman Islands)	239	5,193
Terex Corp.(a)	1,322	55,656
Textron, Inc.	390	27,226
Toro Co. (The)	280	27,275
TPI Composites, Inc.*	719	24,266
Trane Technologies PLC (Ireland)	413	71,304
Triumph Group, Inc.*	432	8,048
Valmont Industries, Inc.(a)	42	9,875
Wabash National Corp.(a)	2,644	40,004
Watsco, Inc.	50	13,231

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Watts Water Technologies, Inc., Class A(a)	303	$50,931
WW Grainger, Inc.	135	53,063
Xylem, Inc.	101	12,492

		3,689,985

Commercial & Professional Services — 2.5%
ABM Industries, Inc.(a)	1,480	66,615
Brady Corp., Class A	335	16,985
Brink’s Co. (The)	712	45,070
CBIZ, Inc.*	56	1,811
Cimpress PLC (Ireland)*	496	43,068
Cintas Corp.	40	15,226
Clean Harbors, Inc.(a)*	725	75,306
Copart, Inc.*	135	18,727
CoreCivic, Inc.*	2,198	19,562
Covanta Holding Corp.(a)	4,060	81,687
Deluxe Corp.	10	359
Equifax, Inc.	16	4,055
Healthcare Services Group, Inc.	50	1,250
HNI Corp.	305	11,200
IHS Markit Ltd. (Bermuda)	81	9,446
Jacobs Engineering Group, Inc.	289	38,301
Korn Ferry	227	16,426
ManpowerGroup, Inc.(a)	102	11,045
MSA Safety, Inc.	17	2,477
Nielsen Holdings PLC (United Kingdom)	13,148	252,310
Republic Services, Inc.	423	50,785
Robert Half International, Inc.	559	56,084
Rollins, Inc.	329	11,624
Science Applications International Corp.	358	30,630
Steelcase, Inc., Class A	33	418
Thomson Reuters Corp. (Canada)	504	55,682
TriNet Group, Inc.(a)*	378	35,751
UniFirst Corp.(a)	131	27,853
Waste Management, Inc.	28	4,182

		1,003,935

Consumer Durables & Apparel — 3.4%
Acushnet Holdings Corp.	361	16,859
BRP, Inc., sub-voting shares (Canada)	89	8,248
Brunswick Corp.(a)	1,423	135,569
Capri Holdings Ltd. (British Virgin Islands)*	1,017	49,233

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
DR Horton, Inc.(a)	506	$42,489
Garmin Ltd. (Switzerland)	149	23,163
G-III Apparel Group Ltd.*	243	6,877
GoPro, Inc., Class A*	4,430	41,465
Hasbro, Inc.(a)	1,487	132,670
Kontoor Brands, Inc.(a)	1,239	61,888
La-Z-Boy, Inc.	341	10,990
Mattel, Inc.(a)*	5,184	96,215
Mohawk Industries, Inc.(a)*	697	123,648
Newell Brands, Inc.	798	17,668
PulteGroup, Inc.	443	20,342
Skyline Champion Corp.*	912	54,775
Smith & Wesson Brands, Inc.(a)	6,539	135,750
Sonos, Inc.(a)*	1,438	46,534
Steven Madden Ltd.	326	13,092
Sturm Ruger & Co., Inc.(a)	1,362	100,488
Tapestry, Inc.	335	12,402
Tempur Sealy International, Inc.(a)	1,099	51,005
Tupperware Brands Corp.*	613	12,947
Under Armour, Inc., Class C*	2,052	35,951
Whirlpool Corp.(a)	499	101,726
YETI Holdings, Inc.*	101	8,655

		1,360,649

Consumer Services — 3.7%
Adtalem Global Education, Inc.(a)*	1,286	48,624
Airbnb, Inc., Class A(a)*	143	23,988
Bloomin’ Brands, Inc.(a)*	5,135	128,375
Booking Holdings, Inc.(a)*	20	47,477
Boyd Gaming Corp.(a)*	269	17,017
Brinker International, Inc.*	717	35,169
Choice Hotels International, Inc.	472	59,647
Cracker Barrel Old Country Store, Inc.	149	20,836
Dine Brands Global, Inc.(a)*	1,148	93,229
Domino’s Pizza, Inc.	62	29,572
Graham Holdings Co., Class B	40	23,566
Grand Canyon Education, Inc.*	374	32,897
Hilton Worldwide Holdings, Inc.(a)*	170	22,459
Houghton Mifflin Harcourt Co.*	975	13,094
Marriott International, Inc., Class A(a)*	458	67,825
McDonald’s Corp.(a)	245	59,072
Papa John’s International, Inc.	235	29,843
Penn National Gaming, Inc.(a)*	1,244	90,140
Perdoceo Education Corp.*	103	1,088
Red Rock Resorts, Inc., Class A(a)*	3,370	172,611

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Service Corp. International(a)	745	$44,894
Starbucks Corp.	218	24,048
Vail Resorts, Inc.(a)	142	47,435
Wendy’s Co. (The)(a)	3,610	78,265
WW International, Inc.*	574	10,475
Wyndham Hotels & Resorts, Inc.(a)	1,532	118,255
Yum! Brands, Inc.(a)	1,098	134,296

		1,474,197

Diversified Financials — 1.6%
Affiliated Managers Group, Inc.(a)	207	31,276
Berkshire Hathaway, Inc., Class B*	114	31,115
BlackRock, Inc.(a)	83	69,609
CME Group, Inc.(a)	588	113,707
Franklin Resources, Inc.(a)	2,241	66,603
Invesco Ltd. (Bermuda)	1,722	41,517
Moody’s Corp.	206	73,153
MSCI, Inc.	18	10,950
Nasdaq, Inc.	323	62,345
S&P Global, Inc.	108	45,888
T Rowe Price Group, Inc.(a)	540	106,218

		652,381

Energy — 5.1%
Antero Midstream Corp.(a)	1	10
Antero Resources Corp.*	1,265	23,795
APA Corp.(a)	2,194	47,017
Baker Hughes Co.(a)	4,812	119,001
Cactus, Inc., Class A	344	12,976
Canadian Natural Resources Ltd. (Canada)	1,952	71,326
Centennial Resource Development, Inc., Class A*	1,511	10,124
ChampionX Corp.(a)*	4,196	93,823
Cimarex Energy Co.(a)*	986	85,979
CNX Resources Corp.*	2,269	28,635
Comstock Resources, Inc.*	2,574	26,641
Continental Resources, Inc.	1,151	53,119
Core Laboratories NV (Netherlands).	1	28
Coterra Energy, Inc.(a)	1,981	43,107
Denbury, Inc.*	928	65,192
DHT Holdings, Inc. (Marshall Islands)	1,047	6,837
EOG Resources, Inc.(a)	927	74,410
Equitrans Midstream Corp.	4,369	44,302
Extraction Oil & Gas, Inc.*	201	11,346
Exxon Mobil Corp.(a)	1,888	111,052

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Green Plains, Inc.*	363	$11,852
Halliburton Co.	2,536	54,828
Hess Corp.(a)	1,208	94,357
Imperial Oil Ltd. (Canada)	861	27,173
Marathon Oil Corp.(a)	14,443	197,436
Marathon Petroleum Corp.(a)	3,204	198,039
NOV, Inc.*	1,612	21,133
Oasis Petroleum, Inc.	394	39,171
Occidental Petroleum Corp.(a)	1,738	51,410
Oceaneering International, Inc.*	3,045	40,559
ONEOK, Inc.(a)	1,465	84,955
Ovintiv, Inc.(a)	1,490	48,991
PDC Energy, Inc.	944	44,736
Range Resources Corp.(a)*	620	14,031
SFL Corp. Ltd. (Bermuda)	1,023	8,573
SM Energy Co.	293	7,729
Suncor Energy, Inc. (Canada)	1,482	30,737
Targa Resources Corp.	607	29,870
Transocean Ltd. (Switzerland)*	4,165	15,785
Vermilion Energy, Inc. (Canada)*	2,804	27,760
Whiting Petroleum Corp.*	689	40,245
World Fuel Services Corp.(a)	1,232	41,420

		2,059,510

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	81	36,397
Kroger Co. (The)(a)	1,212	49,001
Sprouts Farmers Market, Inc.(a)*	3,380	78,315
Sysco Corp.(a)	1,531	120,184
United Natural Foods, Inc.*	108	5,229
Walgreens Boots Alliance, Inc.	367	17,267
Walmart, Inc.(a)	1,207	168,232
Weis Markets, Inc.	52	2,733

		477,358

Food, Beverage & Tobacco — 4.2%
Altria Group, Inc.(a)	1,190	54,169
Archer-Daniels-Midland Co.(a)	1,176	70,572
Brown-Forman Corp., Class B	167	11,191
Bunge Ltd. (Bermuda)	39	3,171
Coca-Cola Co. (The)(a)	2,675	140,357
Coca-Cola Consolidated, Inc.	47	18,526
Constellation Brands, Inc., Class A(a)	281	59,204
Darling Ingredients, Inc.(a)*	2,669	191,901
Flowers Foods, Inc.	633	14,958
General Mills, Inc.(a)	724	43,310

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Hershey Co. (The)(a)	490	$82,932
John B Sanfilippo & Son, Inc.	14	1,144
Kellogg Co.	411	26,271
Kraft Heinz Co. (The)(a)	3,833	141,131
Molson Coors Beverage Co., Class B	1,075	49,858
Mondelez International, Inc., Class A(a)	2,114	122,993
Monster Beverage Corp.(a)*	2,021	179,525
PepsiCo, Inc.(a)	544	81,823
Philip Morris International, Inc.	506	47,964
Primo Water Corp. (Canada)	33	519
Sanderson Farms, Inc.(a)	817	153,759
SunOpta, Inc. (Canada)*	2,303	20,566
Tyson Foods, Inc., Class A(a)	887	70,020
Vector Group Ltd.(a)	6,797	86,662

		1,672,526

Health Care Equipment & Services — 8.4%
Abbott Laboratories(a)	954	112,696
Acadia Healthcare Co., Inc.(a)*	1,994	127,177
Addus HomeCare Corp.*	1	80
Alcon, Inc. (Switzerland)	1,891	152,169
Align Technology, Inc.(a)*	153	101,811
Allscripts Healthcare Solutions, Inc.*	827	11,057
Amedisys, Inc.*	395	58,895
AMN Healthcare Services, Inc.*	574	65,867
Anthem, Inc.(a)	163	60,766
Boston Scientific Corp.(a)*	2,933	127,263
Cerner Corp.(a)	3,458	243,858
Change Healthcare, Inc.(a)*	1,493	31,263
Cigna Corp.(a)	241	48,239
Community Health Systems, Inc.*	101	1,182
CONMED Corp.(a)	639	83,600
Cooper Cos., Inc. (The)	234	96,715
CryoLife, Inc.*	3	67
CVS Health Corp.	1	85
Danaher Corp.(a)	205	62,410
Doximity, Inc., Class A*	279	22,515
Edwards Lifesciences Corp.*	244	27,623
Encompass Health Corp.	170	12,757
Ensign Group, Inc. (The)	180	13,480
Envista Holdings Corp.(a)*	3,533	147,715
Fulgent Genetics, Inc.(a)*	561	50,462
Globus Medical, Inc., Class A*	306	23,446
HCA Healthcare, Inc.(a)	224	54,369
Henry Schein, Inc.(a)*	760	57,882

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Heska Corp.*	64	$16,547
Hologic, Inc.(a)*	1,165	85,989
ICU Medical, Inc.*	66	15,403
IDEXX Laboratories, Inc.(a)*	135	83,956
Integra LifeSciences Holdings Corp.*	842	57,660
Intersect ENT, Inc.*	25	680
Intuitive Surgical, Inc.(a)*	56	55,672
Laboratory Corp. of America Holdings(a)*	594	167,175
LeMaitre Vascular, Inc.	16	849
LivaNova PLC (United Kingdom)*	878	69,529
McKesson Corp.(a)	194	38,680
MEDNAX, Inc.(a)*	3,370	95,809
Medtronic PLC (Ireland)	1,792	224,627
Meridian Bioscience, Inc.*	193	3,713
Merit Medical Systems, Inc.*	336	24,125
ModivCare, Inc.*	52	9,444
NextGen Healthcare, Inc.(a)*	1,998	28,172
Omnicell, Inc.(a)*	245	36,365
Owens & Minor, Inc.	290	9,074
Patterson Cos., Inc.(a)	1,850	55,759
Quest Diagnostics, Inc.(a)	645	93,725
Select Medical Holdings Corp.(a)	1,760	63,659
STAAR Surgical Co.(a)*	978	125,702
Stryker Corp.(a)	210	55,381
Tenet Healthcare Corp.*	58	3,854
Tivity Health, Inc.(a)*	2,304	53,130
UnitedHealth Group, Inc.(a)	196	76,585
Veeva Systems, Inc., Class A*	115	33,140
Vocera Communications, Inc.*	212	9,701

		3,389,554

Household & Personal Products — 1.1%
Colgate-Palmolive Co.(a)	1,864	140,881
Coty, Inc., Class A*	4,478	35,197
Edgewell Personal Care Co.	685	24,865
elf Beauty, Inc.(a)*	1,248	36,254
Estee Lauder Cos., Inc. (The), Class A	263	78,882
Kimberly-Clark Corp.	208	27,548
Procter & Gamble Co. (The)(a)	398	55,640
WD-40 Co.	122	28,241

		427,508

Materials — 7.3%
Agnico Eagle Mines Ltd. (Canada)	2,568	133,151

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Alamos Gold, Inc., Class A
(Canada)	10,537	$75,866
Ashland Global Holdings, Inc.(a)	593	52,848
Avery Dennison Corp.(a)	328	67,965
Avient Corp.(a)	1,911	88,575
Axalta Coating Systems Ltd. (Bermuda)*	3,611	105,405
Carpenter Technology Corp.	251	8,218
Celanese Corp.(a)	331	49,862
CF Industries Holdings, Inc.(a)	793	44,265
Chemours Co. (The)(a)	3,844	111,707
Compass Minerals International, Inc.	121	7,792
Corteva, Inc.(a)	2,221	93,460
Domtar Corp.*	803	43,796
Dow, Inc.(a)	1,927	110,918
DuPont de Nemours, Inc.(a)	4,152	282,294
Eagle Materials, Inc.(a)	775	101,649
Eastman Chemical Co.	222	22,364
Ecovyst, Inc.	133	1,551
Ferro Corp.*	2,102	42,755
Fortuna Silver Mines, Inc. (Canada)*	1,796	7,058
Freeport-McMoRan, Inc.	1,236	40,207
GCP Applied Technologies, Inc.*	26	570
Graphic Packaging Holding Co.	2,211	42,097
Hecla Mining Co.	7,036	38,698
IAMGOLD Corp. (Canada)*	9,330	21,086
Ingevity Corp.(a)*	1,106	78,935
Innospec, Inc.	83	6,990
International Paper Co.	956	53,460
Kinross Gold Corp. (Canada)	4,670	25,031
Kraton Corp.*	84	3,834
Linde PLC (Ireland)	186	54,569
Livent Corp.*	2,085	48,184
Louisiana-Pacific Corp.(a)	705	43,266
LyondellBasell Industries NV, Class A (Netherlands)	401	37,634
Minerals Technologies, Inc.	39	2,724
Mosaic Co. (The)(a)	3,074	109,803
NewMarket Corp.	6	2,033
Newmont Corp.(a)	798	43,331
Nucor Corp.(a)	1,438	141,629
Nutrien Ltd. (Canada)	862	55,883
O-I Glass, Inc.(a)*	6,848	97,721
Olin Corp.	1,587	76,573

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Pan American Silver Corp.
(Canada)	13	$302
PPG Industries, Inc.	61	8,724
Pretium Resources, Inc. (Canada)*	6,896	66,477
Reliance Steel & Aluminum Co.(a)	165	23,499
Royal Gold, Inc.	118	11,268
Sealed Air Corp.	486	26,628
Sensient Technologies Corp.(a)	532	48,455
Sherwin-Williams Co. (The)(a)	307	85,877
Southern Copper Corp.	591	33,179
Trinseo SA (Luxembourg)	237	12,793
Westlake Chemical Corp.(a)	575	52,405
Westrock Co.	389	19,384
Wheaton Precious Metals Corp. (Canada)	1,094	41,113
Worthington Industries, Inc.	604	31,831

		2,937,692

Media & Entertainment — 4.9%
Activision Blizzard, Inc.(a)	2,152	166,543
Alphabet, Inc., Class A(a)*	157	419,743
Altice USA, Inc., Class A*	384	7,956
AMC Networks, Inc., Class A*	420	19,568
Charter Communications, Inc., Class A(a)*	237	172,432
Comcast Corp., Class A(a)	1,328	74,275
Discovery, Inc., Class A*	855	21,700
DISH Network Corp., Class A(a)*	1,878	81,618
Eventbrite, Inc., Class A*	456	8,623
Facebook, Inc., Class A(a)*	824	279,657
Fox Corp., Class A(a)	1,716	68,829
Gannett Co., Inc.*	21	140
Interpublic Group of Cos., Inc. (The)(a)	2,064	75,687
Lions Gate Entertainment Corp., Class B (Canada)*	684	8,892
Madison Square Garden Sports Corp.*	98	18,223
Meredith Corp.*	191	10,639
Netflix, Inc.(a)*	38	23,193
New York Times Co. (The), Class A.	231	11,381
News Corp., Class A(a)	4,405	103,650
Omnicom Group, Inc.	320	23,187
Scholastic Corp.	8	285
Snap, Inc., Class A(a)*	1,312	96,917
Take-Two Interactive Software, Inc.(a)*	61	9,398

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
TEGNA, Inc.	691	$13,627
Twitter, Inc.(a)*	1,352	81,647
ViacomCBS, Inc., Class B	890	35,164
Warner Music Group Corp., Class A	147	6,283
World Wrestling Entertainment, Inc., Class A(a)	885	49,790
Yelp, Inc.(a)*	2,154	80,215

		1,969,262

Pharmaceuticals, Biotechnology & Life Sciences — 7.5%
AbCellera Biologics, Inc. (Canada)*	1,828	36,633
Agilent Technologies, Inc.(a)	502	79,080
Atea Pharmaceuticals, Inc.(a)*	1,612	56,517
Bio-Rad Laboratories, Inc., Class A(a)*	28	20,887
Bio-Techne Corp.	15	7,269
Bristol-Myers Squibb Co.(a)	4,088	241,887
Bruker Corp.	486	37,957
Celldex Therapeutics, Inc.*	894	48,267
Charles River Laboratories International, Inc.*	25	10,317
Cortexyme, Inc.*	129	11,824
Denali Therapeutics, Inc.(a)*	92	4,641
Dynavax Technologies Corp.*	3,106	59,666
Eli Lilly and Co.(a)	1,521	351,427
Fulcrum Therapeutics, Inc.*	37	1,044
Halozyme Therapeutics, Inc.*	333	13,546
Illumina, Inc.(a)*	779	315,970
Innoviva, Inc.*	299	4,996
Ironwood Pharmaceuticals, Inc.*	3,070	40,094
Johnson & Johnson(a)	1,669	269,543
Medpace Holdings, Inc.*	1	189
Merck & Co., Inc.(a)	1,726	129,640
Mettler-Toledo International, Inc.*	2	2,755
Moderna, Inc.*	424	163,181
Organon & Co.	910	29,839
Pacira BioSciences, Inc.(a)*	1,179	66,024
PerkinElmer, Inc.(a)	648	112,292
Pfizer, Inc.(a)	11,583	498,185
Prestige Consumer Healthcare, Inc.*	173	9,707
Prothena Corp. PLC (Ireland)*	788	56,129
Regeneron Pharmaceuticals, Inc.*	105	63,544
Sage Therapeutics, Inc.(a)*	221	9,793
Thermo Fisher Scientific, Inc.	1	571
United Therapeutics Corp.*	233	43,007
Veracyte, Inc.*	1,211	56,251

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Vertex Pharmaceuticals, Inc.(a)*	379	$68,747
Waters Corp.(a)*	164	58,597
Zoetis, Inc.(a)	177	34,363

		3,014,379

Retailing — 6.9%
Abercrombie & Fitch Co.,
Class A(a)*	817	30,744
Academy Sports & Outdoors, Inc.*	439	17,569
Advance Auto Parts, Inc.(a)	214	44,702
Amazon.com, Inc.(a)*	75	246,378
American Eagle Outfitters, Inc.	1,537	39,655
Asbury Automotive Group, Inc.*	1	197
AutoNation, Inc.(a)*	1,199	145,990
AutoZone, Inc.*	12	20,376
Bath & Body Works, Inc.(a)	2,229	140,494
Best Buy Co., Inc.	63	6,660
Big Lots, Inc.(a)	474	20,553
Boot Barn Holdings, Inc.*	106	9,420
Buckle, Inc. (The)(a)	433	17,142
Caleres, Inc.	194	4,311
Camping World Holdings, Inc., Class A	607	23,594
Dick’s Sporting Goods, Inc.	235	28,146
eBay, Inc.(a)	6,519	454,179
Foot Locker, Inc.	766	34,976
Genuine Parts Co.(a)	196	23,761
Guess?, Inc.	773	16,241
Home Depot, Inc. (The)(a)	272	89,287
LKQ Corp.(a)*	1,947	97,973
Lowe’s Cos., Inc.(a)	482	97,778
Macy’s, Inc.(a)	4,487	101,406
MarineMax, Inc.*	676	32,799
National Vision Holdings, Inc.*	225	12,773
O’Reilly Automotive, Inc.(a)*	61	37,275
Penske Automotive Group, Inc.	292	29,375
Qurate Retail, Inc., Series A(a)	4,738	48,280
Ross Stores, Inc.	552	60,085
Shutterstock, Inc.(a)	537	60,853
Signet Jewelers Ltd. (Bermuda)	3,039	239,959
Sonic Automotive, Inc., Class A(a)	1,566	82,278
Target Corp.(a)	840	192,167
Ulta Beauty, Inc.(a)*	486	175,407
Urban Outfitters, Inc.*	761	22,594
Victoria’s Secret & Co.*	478	26,414

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Williams-Sonoma, Inc.	19	$3,369
Zumiez, Inc.(a)*	689	27,395

		2,762,555

Semiconductors & Semiconductor Equipment — 3.9%
Advanced Micro Devices, Inc.(a)*	226	23,255
Amkor Technology, Inc.(a)	3	75
Applied Materials, Inc.(a)	1,674	215,494
Axcelis Technologies, Inc.*	112	5,267
Broadcom, Inc.(a)	150	72,740
Enphase Energy, Inc.(a)*	706	105,879
First Solar, Inc.*	653	62,335
Ichor Holdings Ltd. (Cayman Islands)*	481	19,764
Intel Corp.	1,723	91,801
KLA Corp.	26	8,697
Lam Research Corp.(a)	85	48,378
MACOM Technology Solutions Holdings, Inc.(a)*	704	45,669
Micron Technology, Inc.	1,786	126,770
MKS Instruments, Inc.(a)	461	69,570
Monolithic Power Systems, Inc.	33	15,994
NVIDIA Corp.	215	44,539
NXP Semiconductors NV (Netherlands)	472	92,451
ON Semiconductor Corp.(a)*	1,217	55,702
Power Integrations, Inc.	416	41,180
Qorvo, Inc.(a)*	547	91,453
QUALCOMM, Inc.(a)	1,315	169,609
Rambus, Inc.*	1,036	22,999
Semtech Corp.*	147	11,462
Skyworks Solutions, Inc.	255	42,019
Synaptics, Inc.(a)*	489	87,888
Ultra Clean Holdings, Inc.(a)*	2	85
Xilinx, Inc.	101	15,250

		1,586,325

Software & Services — 10.0%
Accenture PLC, Class A (Ireland)	137	43,829
Adobe, Inc.(a)*	378	217,622
Agilysys, Inc.*	21	1,100
ANSYS, Inc.*	122	41,535
Automatic Data Processing, Inc.(a)	1,042	208,317
Box, Inc., Class A(a)*	5,391	127,605
Broadridge Financial Solutions, Inc.(a)	138	22,996
Cadence Design Systems, Inc.(a)*	375	56,790

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Cerence, Inc.(a)*	1,309	$125,808
CGI, Inc. (Canada)*	200	16,952
Cloudera, Inc.(a)*	5,682	90,742
CommVault Systems, Inc.*	182	13,706
Cornerstone OnDemand, Inc.*	1,060	60,696
CSG Systems International, Inc.	97	4,675
Descartes Systems Group, Inc. (The) (Canada)*	2	163
DocuSign, Inc.*	109	28,060
Dolby Laboratories, Inc., Class A(a)	997	87,736
Dropbox, Inc., Class A(a)*	3,799	111,007
DXC Technology Co.(a)*	1,832	61,573
Elastic NV (Netherlands)*	76	11,323
Fair Isaac Corp.*	243	96,697
Fiserv, Inc.(a)*	1,197	129,874
Fortinet, Inc.*	240	70,090
Gartner, Inc.(a)*	274	83,263
HubSpot, Inc.(a)*	140	94,653
International Business Machines Corp.(a)	364	50,570
Intuit, Inc.	26	14,027
Lightspeed Commerce, Inc. (Canada)*	886	85,437
Manhattan Associates, Inc.*	245	37,492
Maximus, Inc.(a)	433	36,026
Microsoft Corp.(a)	785	221,307
Momentive Global, Inc.*	1,974	38,690
MongoDB, Inc.(a)*	395	186,246
NCR Corp.*	69	2,674
NortonLifeLock, Inc.(a)	2,610	66,033
Nutanix, Inc., Class A(a)*	2,431	91,649
Open Text Corp. (Canada)	1,136	55,369
Palantir Technologies, Inc., Class A*	603	14,496
Palo Alto Networks, Inc.(a)*	86	41,194
Paychex, Inc.	771	86,699
PayPal Holdings, Inc.(a)*	288	74,940
Progress Software Corp.(a)	264	12,986
PTC, Inc.(a)*	254	30,427
ServiceNow, Inc.(a)*	249	154,945
Sprout Social, Inc., Class A(a)*	888	108,292
SPS Commerce, Inc.(a)*	491	79,203
Square, Inc., Class A(a)*	598	143,424
SS&C Technologies Holdings, Inc.(a)	934	64,820
Synopsys, Inc.(a)*	260	77,847
Teradata Corp.(a)*	1,268	72,720

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
TTEC Holdings, Inc.	37	$3,461
Verint Systems, Inc.(a)*	2,748	123,083
VeriSign, Inc.*	141	28,906
Visa, Inc., Class A(a)	331	73,730
Western Union Co. (The)(a)	3,395	68,647
Workiva, Inc.*	477	67,238
Xperi Holding Corp.	95	1,790

		4,021,180

Technology Hardware & Equipment — 5.6%
3D Systems Corp.(a)*	5,444	150,091
Apple, Inc.(a)	2,089	295,594
Arista Networks, Inc.*	55	18,900
Arrow Electronics, Inc.(a)*	384	43,119
Badger Meter, Inc.(a)	248	25,083
Belden, Inc.	4	233
Benchmark Electronics, Inc.	358	9,562
CDW Corp.	75	13,652
Cisco Systems, Inc.(a)	2,224	121,052
Cognex Corp.	77	6,177
Coherent, Inc.(a)*	700	175,063
Corning, Inc.(a)	2,101	76,666
CTS Corp.	30	927
Diebold Nixdorf, Inc.(a)*	2,963	29,956
EchoStar Corp., Class A*	832	21,224
Extreme Networks, Inc.*	3,148	31,008
Hewlett Packard Enterprise Co.(a)	4,074	58,055
HP, Inc.(a)	3,828	104,734
Keysight Technologies, Inc.(a)*	428	70,316
Knowles Corp.*	751	14,074
NetApp, Inc.(a)	932	83,656
NETGEAR, Inc.*	419	13,370
Plantronics, Inc.*	519	13,344
Sanmina Corp.(a)*	1,656	63,822
Seagate Technology Holdings PLC (Ireland)	777	64,118
SYNNEX Corp.(a)	1,014	105,557
TE Connectivity Ltd. (Switzerland)	1,009	138,455
Trimble, Inc.*	469	38,575
TTM Technologies, Inc.*	2,878	36,176
Ubiquiti, Inc.(a)	364	108,716
Viavi Solutions, Inc.*	972	15,299
Vishay Intertechnology, Inc.	1,973	39,638
Vontier Corp.(a)	2,786	93,610
Western Digital Corp.*	442	24,946

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Xerox Holdings Corp.	3,070	$61,922
Zebra Technologies Corp., Class A(a)*	199	102,569

		2,269,259

Telecommunication Services — 0.8%
AT&T, Inc.(a)	2,750	74,277
Gogo, Inc.*	2,652	45,880
IDT Corp., Class B*	4	168
Iridium Communications, Inc.(a)*	352	14,027
Lumen Technologies, Inc.	2,643	32,747
Rogers Communications, Inc., Class B (Canada)	2	93
T-Mobile US, Inc.(a)*	469	59,919
Verizon Communications, Inc.(a)	1,461	78,909

		306,020

Transportation — 2.4%
Alaska Air Group, Inc.*	131	7,677
ArcBest Corp.	517	42,275
Atlas Air Worldwide Holdings, Inc.*	229	18,705
Canadian Pacific Railway Ltd. (Canada)	499	32,470
CSX Corp.(a)	6,775	201,488
Echo Global Logistics, Inc.(a)*	1,227	58,540
Expeditors International of Washington, Inc.	142	16,916
FedEx Corp.(a)	58	12,719
Hub Group, Inc., Class A*	615	42,281
Norfolk Southern Corp.(a)	188	44,979
Old Dominion Freight Line, Inc.	159	45,471
Ryder System, Inc.(a)	468	38,708
Saia, Inc.*	35	8,331
Schneider National, Inc., Class B(a)	3,318	75,451
SkyWest, Inc.(a)*	446	22,006
Southwest Airlines Co.*	18	926
Union Pacific Corp.(a)	505	98,985
United Airlines Holdings, Inc.*	422	20,075
United Parcel Service, Inc., Class B(a)	497	90,504
Werner Enterprises, Inc.	159	7,039
XPO Logistics, Inc.(a)*	1,025	81,569

		967,115

Utilities — 2.4%
AES Corp. (The)(a)	4,002	91,366
American Water Works Co., Inc.	175	29,582
Avista Corp.	277	10,836

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Dominion Energy, Inc.(a)	770	$56,225
Exelon Corp.(a)	1,913	92,475
Fortis, Inc. (Canada)	69	3,059
MDU Resources Group, Inc.(a)	990	29,373
National Fuel Gas Co.	154	8,088
NRG Energy, Inc.(a)	5,056	206,437
PPL Corp.(a)	8,974	250,195
Public Service Enterprise Group, Inc.(a)	3,121	190,069
Southern Co. (The)	111	6,879
TransAlta Corp. (Canada)	6	63

		974,647

TOTAL COMMON STOCKS (Cost $34,738,367)		37,816,189

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.9%		2,352,001

NET ASSETS - 100.0%		$40,168,190

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC  Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Over-the-counter total return swaps outstanding as of September 30, 2021

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between August 29, 2025 and July 6, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (69.9)% of net assets as of September 30, 2021.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2021:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Long

Automobiles & Components
Adient PLC (Ireland)	Morgan Stanley	34	$1,360	$1,409	$49
American Axle & Manufacturing Holdings, Inc.	Morgan Stanley	227	2,267	2,000	(267)
Aptiv PLC (Jersey)	Morgan Stanley	20	2,749	2,979	230
Ford Motor Co.	Morgan Stanley	3,349	34,341	47,422	13,081
General Motors Co.	Morgan Stanley	1,042	49,164	54,924	5,750
Gentex Corp.	Morgan Stanley	794	27,110	26,186	(810)
Gentherm, Inc.	Morgan Stanley	24	1,889	1,942	53
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	26	412	460	64
Lear Corp.	Morgan Stanley	16	2,397	2,504	107
Magna International, Inc. (Canada)	Morgan Stanley	527	43,040	39,651	(3,267)
Tenneco, Inc., Class A	Morgan Stanley	288	3,294	4,110	815
Thor Industries, Inc.	Morgan Stanley	12	1,491	1,473	(18)
Visteon Corp.	Morgan Stanley	134	14,470	12,648	(1,821)
Winnebago Industries, Inc.	Morgan Stanley	139	9,277	10,071	826

		6,632	193,261	207,779	14,792

Capital Goods
3M Co.	Morgan Stanley	179	30,818	31,400	1,177
A O Smith Corp.	Morgan Stanley	923	51,746	56,368	5,297
AAR Corp.	Morgan Stanley	26	875	843	(44)
AECOM	Morgan Stanley	59	3,774	3,726	(48)
Aerojet Rocketdyne Holdings, Inc.	Morgan Stanley	12	506	523	16
AeroVironment, Inc.	Morgan Stanley	13	1,353	1,122	(308)
Albany International Corp., Class A	Morgan Stanley	146	7,726	11,223	3,638
Allegion PLC (Ireland)	Morgan Stanley	30	4,086	3,965	(109)
Apogee Enterprises, Inc.	Morgan Stanley	281	6,044	10,611	4,787
Atkore, Inc.	Morgan Stanley	137	7,305	11,908	4,743
Beacon Roofing Supply, Inc.	Morgan Stanley	70	3,791	3,343	(504)
Boise Cascade Co.	Morgan Stanley	195	11,246	10,526	(490)
Carrier Global Corp.	Morgan Stanley	154	8,333	7,971	(362)
Caterpillar, Inc.	Morgan Stanley	42	8,702	8,063	(604)
Colfax Corp.	Morgan Stanley	21	971	964	(7)
Comfort Systems U.S.A., Inc.	Morgan Stanley	30	2,310	2,140	(165)
Crane Co.	Morgan Stanley	154	14,555	14,601	126
Cummins, Inc.	Morgan Stanley	84	18,917	18,863	245
Curtiss-Wright Corp.	Morgan Stanley	12	1,386	1,514	130

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Deere & Co.	Morgan Stanley	47	$15,085	$15,748	$781
Dover Corp.	Morgan Stanley	38	5,575	5,909	371
Eaton Corp. PLC (Ireland)	Morgan Stanley	222	35,709	33,147	(2,521)
EMCOR Group, Inc.	Morgan Stanley	34	3,086	3,923	864
Emerson Electric Co.	Morgan Stanley	429	41,697	40,412	(1,234)
Enerpac Tool Group Corp.	Morgan Stanley	25	572	518	(53)
ESCO Technologies, Inc.	Morgan Stanley	24	2,041	1,848	(191)
Fortive Corp.	Morgan Stanley	52	3,218	3,670	466
General Dynamics Corp.	Morgan Stanley	103	18,010	20,191	2,286
General Electric Co.	Morgan Stanley	146	15,171	15,042	(116)
Gibraltar Industries, Inc.	Morgan Stanley	2	123	139	16
Graco, Inc.	Morgan Stanley	7	509	490	(19)
Granite Construction, Inc.	Morgan Stanley	228	8,727	9,017	390
HEICO Corp.	Morgan Stanley	82	10,303	10,813	555
Hillenbrand, Inc.	Morgan Stanley	144	6,256	6,142	(98)
Honeywell International, Inc.	Morgan Stanley	6	1,292	1,274	11
Howmet Aerospace, Inc.	Morgan Stanley	222	3,968	6,926	3,371
Huntington Ingalls Industries, Inc.	Morgan Stanley	68	13,001	13,128	215
Ingersoll Rand, Inc.	Morgan Stanley	373	17,934	18,803	869
Johnson Controls International PLC (Ireland)	Morgan Stanley	194	9,939	13,208	3,422
Kaman Corp.	Morgan Stanley	11	396	392	(2)
L3Harris Technologies, Inc.	Morgan Stanley	12	2,693	2,643	(13)
Lennox International, Inc.	Morgan Stanley	131	42,441	38,536	(3,760)
Lockheed Martin Corp.	Morgan Stanley	39	13,835	13,459	(244)
MYR Group, Inc.	Morgan Stanley	6	606	597	(9)
Nordson Corp.	Morgan Stanley	80	18,285	19,052	790
Northrop Grumman Corp.	Morgan Stanley	84	25,688	30,253	5,187
NOW, Inc.	Morgan Stanley	7,247	52,686	55,440	2,776
Oshkosh Corp.	Morgan Stanley	261	31,001	26,719	(4,252)
Otis Worldwide Corp.	Morgan Stanley	94	8,154	7,734	(411)
Owens Corning	Morgan Stanley	472	45,284	40,356	(4,906)
Parker-Hannifin Corp.	Morgan Stanley	21	5,594	5,872	426
Pentair PLC (Ireland)	Morgan Stanley	131	8,110	9,515	1,440
Regal Beloit Corp.	Morgan Stanley	60	8,639	9,020	405
Resideo Technologies, Inc.	Morgan Stanley	59	1,518	1,463	(55)
Rockwell Automation, Inc.	Morgan Stanley	39	11,756	11,468	(288)
Sensata Technologies Holding PLC (United Kingdom)	Morgan Stanley	265	14,883	14,501	(382)
Snap-on, Inc.	Morgan Stanley	164	30,093	34,268	4,659
SPX FLOW, Inc.	Morgan Stanley	28	1,882	2,047	169
Stanley Black & Decker, Inc.	Morgan Stanley	143	26,190	25,069	(860)
Tecnoglass, Inc. (Cayman Islands)	Morgan Stanley	73	1,619	1,586	(31)
Terex Corp.	Morgan Stanley	316	15,352	13,304	(1,973)
Textron, Inc.	Morgan Stanley	106	7,109	7,400	295
Toro Co. (The)	Morgan Stanley	83	7,733	8,085	419
TPI Composites, Inc.	Morgan Stanley	159	6,526	5,366	(1,160)
Trane Technologies PLC (Ireland)	Morgan Stanley	58	10,005	10,014	35
Triumph Group, Inc.	Morgan Stanley	111	2,058	2,068	9
Watsco, Inc.	Morgan Stanley	21	4,747	5,557	944
Watts Water Technologies, Inc., Class A	Morgan Stanley	18	2,270	3,026	765

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
WW Grainger, Inc.	Morgan Stanley	35	$14,734	$13,757	$(972)
Xylem, Inc.	Morgan Stanley	20	2,526	2,474	(46)

		15,361	821,073	841,063	25,858

Commercial & Professional Services
ABM Industries, Inc.	Morgan Stanley	155	5,556	6,977	1,518
Brady Corp., Class A	Morgan Stanley	51	2,715	2,586	(126)
Brink’s Co. (The)	Morgan Stanley	77	5,936	4,874	(1,030)
CBIZ, Inc.	Morgan Stanley	9	299	291	(8)
Cintas Corp.	Morgan Stanley	5	1,964	1,903	(60)
Clean Harbors, Inc.	Morgan Stanley	58	5,810	6,024	215
Copart, Inc.	Morgan Stanley	15	1,942	2,081	138
CoreCivic, Inc.	Morgan Stanley	369	3,277	3,284	7
Deluxe Corp.	Morgan Stanley	1,002	28,454	35,962	8,936
Equifax, Inc.	Morgan Stanley	4	1,038	1,014	(25)
Healthcare Services Group, Inc.	Morgan Stanley	3,151	65,538	78,743	15,958
HNI Corp.	Morgan Stanley	77	3,328	2,827	(488)
IHS Markit Ltd. (Bermuda)	Morgan Stanley	22	2,586	2,566	(20)
Jacobs Engineering Group, Inc.	Morgan Stanley	121	14,534	16,036	1,561
Korn Ferry	Morgan Stanley	58	4,260	4,197	(59)
ManpowerGroup, Inc.	Morgan Stanley	4	441	433	(8)
MSA Safety, Inc.	Morgan Stanley	9	1,316	1,311	(4)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	3,024	76,466	58,031	(18,205)
Republic Services, Inc.	Morgan Stanley	113	12,031	13,567	1,633
Robert Half International, Inc.	Morgan Stanley	162	13,937	16,253	2,405
Rollins, Inc.	Morgan Stanley	94	3,399	3,321	(31)
Science Applications International Corp.	Morgan Stanley	100	8,530	8,556	24
SP Plus Corp.	Morgan Stanley	1,162	23,926	35,639	11,745
Steelcase, Inc., Class A	Morgan Stanley	3,413	35,659	43,277	9,360
Thomson Reuters Corp. (Canada)	Morgan Stanley	372	30,861	41,099	10,620
TriNet Group, Inc.	Morgan Stanley	1	72	95	23
UniFirst Corp.	Morgan Stanley	2	441	425	(13)
Waste Management, Inc.	Morgan Stanley	6	914	896	(18)

		13,636	355,230	392,268	44,048

Consumer Durables & Apparel
Acushnet Holdings Corp.	Morgan Stanley	80	4,042	3,736	(296)
BRP, Inc., sub-voting shares (Canada)	Morgan Stanley	21	1,667	1,946	283
Brunswick Corp.	Morgan Stanley	109	10,604	10,384	(203)
Capri Holdings Ltd. (British Virgin Islands)	Morgan Stanley	14	722	678	(44)
DR Horton, Inc.	Morgan Stanley	32	2,803	2,687	(110)
Garmin Ltd. (Switzerland)	Morgan Stanley	43	4,245	6,685	2,543
G-III Apparel Group Ltd	Morgan Stanley	1,182	13,893	33,451	19,588
GoPro, Inc., Class A	Morgan Stanley	1,271	13,532	11,897	(1,635)
Hasbro, Inc.	Morgan Stanley	332	32,595	29,621	(2,925)
Johnson Outdoors, Inc., Class A	Morgan Stanley	1	106	106	—
Kontoor Brands, Inc.	Morgan Stanley	1	36	50	26
La-Z-Boy, Inc.	Morgan Stanley	20	622	645	48
Mattel, Inc.	Morgan Stanley	417	8,171	7,740	(432)
Mohawk Industries, Inc.	Morgan Stanley	102	19,105	18,095	(1,010)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Durables & Apparel — (continued)
Newell Brands, Inc.	Morgan Stanley	225	$5,913	$4,982	$(849)
PulteGroup, Inc.	Morgan Stanley	120	6,307	5,510	(781)
Skyline Champion Corp.	Morgan Stanley	264	12,496	15,856	3,422
Smith & Wesson Brands, Inc.	Morgan Stanley	1,466	28,165	30,434	2,432
Sonos, Inc.	Morgan Stanley	290	9,882	9,384	(498)
Steven Madden Ltd.	Morgan Stanley	3,256	68,806	130,761	66,350
Sturm Ruger & Co., Inc.	Morgan Stanley	157	10,125	11,583	1,973
Tapestry, Inc.	Morgan Stanley	88	3,521	3,258	(257)
Tempur Sealy International, Inc.	Morgan Stanley	261	11,152	12,113	973
Tupperware Brands Corp.	Morgan Stanley	35	721	739	19
Under Armour, Inc., Class C	Morgan Stanley	529	10,784	9,268	(1,515)
Whirlpool Corp.	Morgan Stanley	126	27,927	25,686	(2,286)
YETI Holdings, Inc.	Morgan Stanley	27	2,368	2,314	(54)

		10,469	310,310	389,609	84,762

Consumer Services
Adtalem Global Education, Inc.	Morgan Stanley	777	22,156	29,378	7,223
Boyd Gaming Corp.	Morgan Stanley	44	2,353	2,783	596
Brinker International, Inc.	Morgan Stanley	125	6,947	6,131	(872)
Choice Hotels International, Inc.	Morgan Stanley	33	3,887	4,170	290
Cracker Barrel Old Country Store, Inc.	Morgan Stanley	18	2,553	2,517	(36)
Domino’s Pizza, Inc.	Morgan Stanley	12	5,869	5,724	(146)
Graham Holdings Co., Class B	Morgan Stanley	10	5,870	5,892	52
Grand Canyon Education, Inc.	Morgan Stanley	120	10,998	10,555	(455)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	41	4,899	5,417	517
Houghton Mifflin Harcourt Co.	Morgan Stanley	228	3,084	3,062	(22)
Jack in the Box, Inc.	Morgan Stanley	346	31,180	33,676	2,993
Marriott International, Inc., Class A	Morgan Stanley	115	15,713	17,030	1,575
McDonald’s Corp.	Morgan Stanley	66	15,454	15,913	535
Papa John’s International, Inc.	Morgan Stanley	82	6,439	10,413	4,312
Penn National Gaming, Inc.	Morgan Stanley	326	23,778	23,622	(156)
Perdoceo Education Corp.	Morgan Stanley	4,555	66,881	48,101	(18,800)
Red Rock Resorts, Inc., Class A	Morgan Stanley	3	112	154	42
Service Corp. International	Morgan Stanley	187	9,870	11,269	1,494
Starbucks Corp.	Morgan Stanley	57	6,529	6,288	(239)
Vail Resorts, Inc.	Morgan Stanley	39	12,134	13,028	894
Wendy’s Co. (The)	Morgan Stanley	901	20,650	19,534	(1,036)
WW International, Inc.	Morgan Stanley	147	4,483	2,683	(1,801)
Wyndham Hotels & Resorts, Inc.	Morgan Stanley	404	28,565	31,185	2,793
Yum! Brands, Inc.	Morgan Stanley	266	30,675	32,534	2,031

		8,902	341,079	341,059	1,784

Diversified Financials
Affiliated Managers Group, Inc.	Morgan Stanley	10	1,533	1,511	(22)
Berkshire Hathaway, Inc., Class B	Morgan Stanley	467	102,804	127,463	24,659
BlackRock, Inc.	Morgan Stanley	7	5,748	5,871	164
CME Group, Inc.	Morgan Stanley	120	22,868	23,206	423
Franklin Resources, Inc.	Morgan Stanley	247	7,364	7,341	95
Invesco Ltd. (Bermuda)	Morgan Stanley	478	12,405	11,525	(784)
Moody’s Corp.	Morgan Stanley	52	18,779	18,466	(287)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Diversified Financials — (continued)
MSCI, Inc.	Morgan Stanley	6	$3,775	$3,650	$(124)
Nasdaq, Inc.	Morgan Stanley	83	12,114	16,021	4,025
S&P Global, Inc.	Morgan Stanley	24	10,159	10,197	56
T Rowe Price Group, Inc.	Morgan Stanley	139	28,842	27,341	(1,031)

		1,633	226,391	252,592	27,174

Energy
Antero Midstream Corp.	Morgan Stanley	1	5	10	6
Antero Resources Corp.	Morgan Stanley	3,458	31,479	65,045	33,566
APA Corp.	Morgan Stanley	146	2,528	3,129	601
Baker Hughes Co.	Morgan Stanley	226	4,560	5,589	1,114
Cactus, Inc., Class A	Morgan Stanley	42	925	1,584	672
Canadian Natural Resources Ltd. (Canada)	Morgan Stanley	239	7,630	8,733	1,282
Centennial Resource Development, Inc., Class A	Morgan Stanley	141	752	945	227
ChampionX Corp.	Morgan Stanley	475	10,740	10,621	(119)
Cimarex Energy Co.	Morgan Stanley	257	16,361	22,410	6,145
CNX Resources Corp.	Morgan Stanley	503	6,202	6,348	146
Comstock Resources, Inc.	Morgan Stanley	481	2,664	4,978	2,314
Continental Resources, Inc.	Morgan Stanley	157	4,915	7,246	2,561
Core Laboratories N.V. (Netherlands)	Morgan Stanley	21	290	583	293
Coterra Energy, Inc.	Morgan Stanley	233	3,383	5,070	1,722
Denbury, Inc.	Morgan Stanley	220	15,705	15,455	(250)
DHT Holdings, Inc. (Marshall Islands)	Morgan Stanley	8,311	43,160	54,271	14,045
EOG Resources, Inc.	Morgan Stanley	189	12,820	15,171	2,547
Equitrans Midstream Corp.	Morgan Stanley	1,009	8,431	10,231	1,801
Extraction Oil & Gas, Inc.	Morgan Stanley	56	2,766	3,161	396
Exxon Mobil Corp.	Morgan Stanley	497	27,795	29,234	2,151
Green Plains, Inc.	Morgan Stanley	214	5,289	6,987	1,698
Halliburton Co.	Morgan Stanley	600	11,432	12,972	1,659
Hess Corp.	Morgan Stanley	290	21,777	22,652	1,003
Imperial Oil Ltd. (Canada)	Morgan Stanley	184	5,922	5,807	(89)
Kosmos Energy Ltd.	Morgan Stanley	21,555	31,255	63,803	33,187
Marathon Oil Corp.	Morgan Stanley	3,601	40,995	49,226	8,522
Marathon Petroleum Corp.	Morgan Stanley	809	47,343	50,004	2,915
NOV, Inc.	Morgan Stanley	351	4,447	4,602	155
Oasis Petroleum, Inc.	Morgan Stanley	103	8,426	10,240	2,030
Occidental Petroleum Corp.	Morgan Stanley	585	14,235	17,304	3,067
Oceaneering International, Inc.	Morgan Stanley	963	12,449	12,827	378
ONEOK, Inc.	Morgan Stanley	398	20,671	23,080	2,484
Ovintiv, Inc.	Morgan Stanley	385	9,596	12,659	3,425
PDC Energy, Inc.	Morgan Stanley	243	10,219	11,516	1,372
Range Resources Corp.	Morgan Stanley	150	1,463	3,395	1,932
SFL Corp. Ltd. (Bermuda)	Morgan Stanley	272	2,188	2,279	116
SM Energy Co.	Morgan Stanley	2,919	17,186	77,003	59,847
Suncor Energy, Inc. (Canada)	Morgan Stanley	393	8,613	8,151	(341)
Targa Resources Corp.	Morgan Stanley	148	6,330	7,283	1,019
Transocean Ltd. (Switzerland)	Morgan Stanley	1,086	3,732	4,116	384
Vermilion Energy, Inc. (Canada)	Morgan Stanley	846	6,383	8,375	2,024

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Energy — (continued)
Whiting Petroleum Corp.	Morgan Stanley	196	$6,634	$11,448	$4,814
World Fuel Services Corp.	Morgan Stanley	592	14,846	19,903	5,752

		53,545	514,542	715,446	208,573

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	7	3,172	3,145	(26)
Kroger Co. (The)	Morgan Stanley	1,110	37,096	44,877	8,271
Sprouts Farmers Market, Inc.	Morgan Stanley	926	21,788	21,455	(342)
Sysco Corp.	Morgan Stanley	360	25,077	28,260	3,566
United Natural Foods, Inc.	Morgan Stanley	30	1,482	1,453	(30)
Walgreens Boots Alliance, Inc.	Morgan Stanley	311	12,506	14,633	2,526
Walmart, Inc.	Morgan Stanley	220	30,043	30,664	857
Weis Markets, Inc.	Morgan Stanley	295	14,706	15,502	1,140

		3,259	145,870	159,989	15,962

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	568	24,476	25,855	2,679
Archer-Daniels-Midland Co.	Morgan Stanley	62	3,633	3,721	132
Brown-Forman Corp., Class B	Morgan Stanley	19	1,304	1,273	(31)
Bunge Ltd. (Bermuda)	Morgan Stanley	58	4,343	4,717	465
Coca-Cola Co. (The)	Morgan Stanley	789	40,831	41,399	1,020
Coca-Cola Consolidated, Inc.	Morgan Stanley	141	38,963	55,579	16,757
Constellation Brands, Inc., Class A	Morgan Stanley	21	4,522	4,424	(78)
Darling Ingredients, Inc.	Morgan Stanley	340	24,748	24,446	(302)
Flowers Foods, Inc.	Morgan Stanley	437	9,781	10,326	875
General Mills, Inc.	Morgan Stanley	132	7,475	7,896	587
Hershey Co. (The)	Morgan Stanley	127	21,192	21,495	573
John B Sanfilippo & Son, Inc.	Morgan Stanley	244	19,669	19,940	1,600
Kellogg Co.	Morgan Stanley	179	10,764	11,442	910
Kraft Heinz Co. (The)	Morgan Stanley	1,057	36,046	38,919	3,852
Molson Coors Beverage Co., Class B	Morgan Stanley	271	12,371	12,569	295
Mondelez International, Inc., Class A	Morgan Stanley	697	40,075	40,551	880
Monster Beverage Corp.	Morgan Stanley	508	47,586	45,126	(2,460)
PepsiCo, Inc.	Morgan Stanley	143	22,180	21,509	(556)
Philip Morris International, Inc.	Morgan Stanley	132	12,809	12,512	(133)
Primo Water Corp. (Canada)	Morgan Stanley	10	161	157	(4)
Sanderson Farms, Inc.	Morgan Stanley	220	40,924	41,404	506
SunOpta, Inc. (Canada)	Morgan Stanley	632	8,074	5,644	(2,503)
Tyson Foods, Inc., Class A	Morgan Stanley	234	14,637	18,472	4,194

		7,021	446,564	469,376	29,258

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	66	7,637	7,797	321
Acadia Healthcare Co., Inc.	Morgan Stanley	365	21,224	23,280	2,056
Alcon, Inc. (Switzerland)	Morgan Stanley	55	4,598	4,426	(172)
Align Technology, Inc.	Morgan Stanley	4	2,726	2,662	(65)
Allscripts Healthcare Solutions, Inc.	Morgan Stanley	3,853	34,685	51,515	16,826
Amedisys, Inc.	Morgan Stanley	27	4,922	4,026	(896)
AMN Healthcare Services, Inc.	Morgan Stanley	25	2,668	2,869	201
Anthem, Inc.	Morgan Stanley	24	8,945	8,947	38
Boston Scientific Corp.	Morgan Stanley	544	23,062	23,604	543

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Health Care Equipment & Services — (continued)
Cerner Corp.	Morgan Stanley	392	$29,385	$27,644	$(1,630)
Change Healthcare, Inc.	Morgan Stanley	257	5,766	5,382	(385)
Cigna Corp.	Morgan Stanley	22	5,144	4,404	(714)
Community Health Systems, Inc.	Morgan Stanley	569	4,455	6,657	2,202
CONMED Corp.	Morgan Stanley	29	3,689	3,794	112
Cooper Cos., Inc. (The)	Morgan Stanley	44	19,251	18,186	(1,064)
CryoLife, Inc.	Morgan Stanley	1	23	22	(1)
CVS Health Corp.	Morgan Stanley	305	20,607	25,882	6,093
Danaher Corp.	Morgan Stanley	126	27,745	38,359	10,704
Doximity, Inc., Class A	Morgan Stanley	61	5,151	4,923	(228)
Edwards Lifesciences Corp.	Morgan Stanley	34	3,885	3,849	(36)
Encompass Health Corp.	Morgan Stanley	26	2,054	1,951	(154)
Ensign Group, Inc. (The)	Morgan Stanley	36	2,972	2,696	(270)
Envista Holdings Corp.	Morgan Stanley	964	40,397	40,305	(120)
Fulgent Genetics, Inc.	Morgan Stanley	129	8,892	11,604	3,294
Globus Medical, Inc., Class A	Morgan Stanley	63	4,886	4,827	(59)
HCA Healthcare, Inc.	Morgan Stanley	50	9,140	12,136	3,060
Henry Schein, Inc.	Morgan Stanley	162	12,245	12,338	127
Heska Corp.	Morgan Stanley	14	3,701	3,620	(81)
Hologic, Inc.	Morgan Stanley	219	16,326	16,164	(161)
ICU Medical, Inc.	Morgan Stanley	15	2,887	3,501	766
IDEXX Laboratories, Inc.	Morgan Stanley	26	14,321	16,169	1,849
Integra LifeSciences Holdings Corp.	Morgan Stanley	216	14,981	14,792	(190)
Intersect ENT, Inc.	Morgan Stanley	7	190	190	—
Intuitive Surgical, Inc.	Morgan Stanley	14	12,076	13,918	1,842
Laboratory Corp. of America Holdings	Morgan Stanley	308	74,432	86,684	12,252
LeMaitre Vascular, Inc.	Morgan Stanley	5	276	265	(9)
LivaNova PLC (United Kingdom)	Morgan Stanley	223	18,176	17,659	(517)
McKesson Corp.	Morgan Stanley	148	25,727	29,508	3,939
MEDNAX, Inc.	Morgan Stanley	451	11,779	12,822	1,027
Medtronic PLC (Ireland)	Morgan Stanley	336	42,910	42,118	(430)
Meridian Bioscience, Inc.	Morgan Stanley	206	3,768	3,963	195
Merit Medical Systems, Inc.	Morgan Stanley	87	5,293	6,247	963
ModivCare, Inc.	Morgan Stanley	49	4,685	8,899	4,587
Natus Medical, Inc.	Morgan Stanley	1,649	29,946	41,357	11,446
NextGen Healthcare, Inc.	Morgan Stanley	21	310	296	(14)
Omnicell, Inc.	Morgan Stanley	254	32,622	37,701	5,080
Owens & Minor, Inc.	Morgan Stanley	204	5,332	6,383	1,128
Quest Diagnostics, Inc.	Morgan Stanley	441	54,072	64,082	10,718
Select Medical Holdings Corp.	Morgan Stanley	60	2,012	2,170	159
STAAR Surgical Co.	Morgan Stanley	254	34,713	32,647	(2,067)
Stryker Corp.	Morgan Stanley	58	15,142	15,296	194
Tenet Healthcare Corp.	Morgan Stanley	13	893	864	(30)
UnitedHealth Group, Inc.	Morgan Stanley	85	30,205	33,213	3,253
Veeva Systems, Inc., Class A	Morgan Stanley	29	8,861	8,357	(505)
Vocera Communications, Inc.	Morgan Stanley	58	2,237	2,654	416

		13,683	784,027	875,624	95,593

Household & Personal Products
Colgate-Palmolive Co.	Morgan Stanley	211	16,329	15,947	(287)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Household & Personal Products — (continued)
Coty, Inc., Class A	Morgan Stanley	764	$6,539	$6,005	$(534)
Edgewell Personal Care Co.	Morgan Stanley	153	6,355	5,554	(786)
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	92	26,270	27,594	1,486
Kimberly-Clark Corp.	Morgan Stanley	53	7,244	7,019	(207)
Procter & Gamble Co. (The)	Morgan Stanley	110	14,247	15,378	1,331
WD-40 Co.	Morgan Stanley	36	8,451	8,333	(115)

		1,419	85,435	85,830	888

Materials
Agnico Eagle Mines Ltd. (Canada)	Morgan Stanley	155	8,606	8,037	(569)
Alamos Gold, Inc., Class A (Canada)	Morgan Stanley	2,525	19,627	18,180	(1,302)
Ashland Global Holdings, Inc.	Morgan Stanley	187	16,048	16,665	803
Avery Dennison Corp.	Morgan Stanley	38	7,914	7,874	—
Axalta Coating Systems Ltd. (Bermuda)	Morgan Stanley	436	12,823	12,727	(96)
Carpenter Technology Corp.	Morgan Stanley	486	10,051	15,912	6,681
Chemours Co. (The)	Morgan Stanley	244	7,712	7,091	(609)
Compass Minerals International, Inc.	Morgan Stanley	14	825	902	117
Corteva, Inc.	Morgan Stanley	444	18,775	18,684	(95)
Domtar Corp.	Morgan Stanley	211	11,480	11,508	28
Dow, Inc.	Morgan Stanley	442	26,038	25,442	(373)
DuPont de Nemours, Inc.	Morgan Stanley	917	73,183	62,347	(10,188)
Eagle Materials, Inc.	Morgan Stanley	181	25,765	23,740	(1,969)
Eastman Chemical Co.	Morgan Stanley	60	6,248	6,044	(165)
Ecovyst, Inc.	Morgan Stanley	32	395	373	(22)
Ferro Corp.	Morgan Stanley	325	6,805	6,610	(195)
Fortuna Silver Mines, Inc. (Canada)	Morgan Stanley	451	2,363	1,772	(666)
Freeport-McMoRan, Inc.	Morgan Stanley	308	10,306	10,019	(308)
GCP Applied Technologies, Inc.	Morgan Stanley	9	204	197	(7)
Graphic Packaging Holding Co.	Morgan Stanley	532	10,277	10,129	(109)
Hecla Mining Co.	Morgan Stanley	1,739	10,112	9,564	(535)
IAMGOLD Corp. (Canada)	Morgan Stanley	6,192	19,784	13,994	(6,079)
Ingevity Corp.	Morgan Stanley	33	2,508	2,355	(153)
Innospec, Inc.	Morgan Stanley	22	1,979	1,853	(133)
International Paper Co.	Morgan Stanley	238	14,377	13,309	(939)
Kaiser Aluminum Corp.	Morgan Stanley	565	36,318	61,562	27,441
Kinross Gold Corp. (Canada)	Morgan Stanley	1,113	6,443	5,966	(462)
Kraton Corp.	Morgan Stanley	605	9,449	27,612	18,717
Linde PLC (Ireland)	Morgan Stanley	123	31,580	36,086	4,855
Livent Corp.	Morgan Stanley	460	11,064	10,631	(433)
Louisiana-Pacific Corp.	Morgan Stanley	160	9,422	9,819	440
LyondellBasell Industries N.V., Class A (Netherlands)	Morgan Stanley	110	10,777	10,323	(395)
Minerals Technologies, Inc.	Morgan Stanley	11	786	768	(17)
Mosaic Co. (The)	Morgan Stanley	801	25,513	28,612	3,237
NewMarket Corp.	Morgan Stanley	176	65,507	59,624	(4,175)
Newmont Corp.	Morgan Stanley	243	14,066	13,195	(593)
Nucor Corp.	Morgan Stanley	345	33,259	33,979	870
Nutrien Ltd. (Canada)	Morgan Stanley	205	12,344	13,290	1,152
O-I Glass, Inc.	Morgan Stanley	43	419	614	274
Olin Corp.	Morgan Stanley	415	19,516	20,024	521
Pan American Silver Corp. (Canada)	Morgan Stanley	3	70	70	—

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
PPG Industries, Inc.	Morgan Stanley	16	$2,037	$2,288	$314
Pretium Resources, Inc. (Canada)	Morgan Stanley	637	7,053	6,141	(917)
Reliance Steel & Aluminum Co.	Morgan Stanley	42	6,261	5,982	(226)
Royal Gold, Inc.	Morgan Stanley	32	3,263	3,056	(199)
Sealed Air Corp.	Morgan Stanley	140	5,682	7,671	2,095
Sensient Technologies Corp.	Morgan Stanley	11	905	1,002	102
Sherwin-Williams Co. (The)	Morgan Stanley	42	10,861	11,749	924
Southern Copper Corp.	Morgan Stanley	31	1,871	1,740	(117)
Trinseo S.A. (Luxembourg)	Morgan Stanley	196	11,173	10,580	(583)
Westlake Chemical Corp.	Morgan Stanley	147	14,424	13,398	(1,097)
Westrock Co.	Morgan Stanley	108	5,484	5,382	(81)
Wheaton Precious Metals Corp. (Canada)	Morgan Stanley	301	12,105	11,312	(793)
Worthington Industries, Inc.	Morgan Stanley	160	8,051	8,432	452

		23,462	699,908	726,236	34,423

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	702	53,231	54,328	516
Alphabet, Inc., Class A	Morgan Stanley	32	78,337	85,553	7,216
Altice U.S.A., Inc., Class A	Morgan Stanley	29	560	601	40
AMC Networks, Inc., Class A	Morgan Stanley	23	1,099	1,072	(28)
Charter Communications, Inc., Class A	Morgan Stanley	19	11,244	13,824	2,580
Comcast Corp., Class A	Morgan Stanley	290	16,213	16,220	42
Discovery, Inc., Class A	Morgan Stanley	142	3,641	3,604	(37)
DISH Network Corp., Class A	Morgan Stanley	283	11,413	12,299	886
Eventbrite, Inc., Class A	Morgan Stanley	84	1,520	1,588	69
Facebook, Inc., Class A	Morgan Stanley	223	62,526	75,684	12,772
Fox Corp., Class A	Morgan Stanley	240	8,450	9,626	1,248
Gannett Co., Inc.	Morgan Stanley	9	59	60	2
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	480	15,349	17,602	2,688
Lions Gate Entertainment Corp., Class B (Canada)	Morgan Stanley	1,885	15,945	24,505	8,918
Madison Square Garden Sports Corp.	Morgan Stanley	38	6,082	7,066	984
Meredith Corp.	Morgan Stanley	169	3,396	9,413	6,173
Netflix, Inc.	Morgan Stanley	102	49,506	62,255	12,749
New York Times Co. (The), Class A	Morgan Stanley	53	2,146	2,611	532
News Corp., Class A	Morgan Stanley	10	193	235	45
Omnicom Group, Inc.	Morgan Stanley	70	5,442	5,072	(321)
Scholastic Corp.	Morgan Stanley	4	138	143	4
Snap, Inc., Class A	Morgan Stanley	244	17,658	18,024	104
Take-Two Interactive Software, Inc.	Morgan Stanley	14	2,217	2,157	(106)
TEGNA, Inc.	Morgan Stanley	234	3,714	4,614	948
Twitter, Inc.	Morgan Stanley	442	23,289	26,692	3,403
ViacomCBS, Inc., Class B	Morgan Stanley	180	6,987	7,112	176
Warner Music Group Corp., Class A	Morgan Stanley	307	9,058	13,121	4,191
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	242	12,159	13,615	1,524
Yelp, Inc.	Morgan Stanley	562	21,471	20,929	(561)

		7,112	443,043	509,625	66,757

Pharmaceuticals, Biotechnology & Life Sciences
AbCellera Biologics, Inc. (Canada)	Morgan Stanley	127	2,163	2,545	382
Agilent Technologies, Inc.	Morgan Stanley	62	6,601	9,767	3,205

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Atea Pharmaceuticals, Inc.	Morgan Stanley	174	$3,917	$6,100	$2,293
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	37	19,963	27,600	7,637
Bio-Techne Corp.	Morgan Stanley	3	1,547	1,454	(93)
Bristol-Myers Squibb Co.	Morgan Stanley	533	34,349	31,538	(2,673)
Bruker Corp.	Morgan Stanley	44	3,638	3,436	(202)
Celldex Therapeutics, Inc.	Morgan Stanley	145	7,828	7,829	1
Charles River Laboratories International, Inc.	Morgan Stanley	4	1,726	1,651	(76)
Cortexyme, Inc.	Morgan Stanley	22	2,070	2,017	(53)
Denali Therapeutics, Inc.	Morgan Stanley	76	2,731	3,834	1,433
Dynavax Technologies Corp.	Morgan Stanley	672	10,547	12,909	2,358
Eli Lilly & Co.	Morgan Stanley	397	93,805	91,727	(2,588)
Fulcrum Therapeutics, Inc.	Morgan Stanley	11	309	310	1
Halozyme Therapeutics, Inc.	Morgan Stanley	133	5,313	5,410	98
Illumina, Inc.	Morgan Stanley	170	79,117	68,954	(10,163)
Innoviva, Inc.	Morgan Stanley	3,437	40,998	57,432	16,824
Ironwood Pharmaceuticals, Inc.	Morgan Stanley	708	8,427	9,246	817
Johnson & Johnson	Morgan Stanley	499	79,342	80,588	1,678
Medpace Holdings, Inc.	Morgan Stanley	1	110	189	80
Merck & Co., Inc.	Morgan Stanley	381	28,432	28,617	429
Mettler-Toledo International, Inc.	Morgan Stanley	1	1,388	1,377	(11)
Moderna, Inc.	Morgan Stanley	115	44,325	44,259	(66)
Organon & Co.	Morgan Stanley	247	8,264	8,099	(165)
Pacira BioSciences, Inc.	Morgan Stanley	122	6,982	6,832	(167)
PerkinElmer, Inc.	Morgan Stanley	164	23,764	28,420	4,678
Pfizer, Inc.	Morgan Stanley	3,027	126,678	130,191	4,433
Prestige Consumer Healthcare, Inc.	Morgan Stanley	1,015	37,019	56,952	20,175
Prothena Corp. PLC (Ireland)	Morgan Stanley	210	14,506	14,958	452
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	28	17,191	16,945	(246)
Sage Therapeutics, Inc.	Morgan Stanley	53	2,358	2,348	(54)
Thermo Fisher Scientific, Inc.	Morgan Stanley	1	438	571	139
United Therapeutics Corp.	Morgan Stanley	62	12,315	11,444	(871)
Veracyte, Inc.	Morgan Stanley	317	15,161	14,725	(443)
Vertex Pharmaceuticals, Inc.	Morgan Stanley	88	16,332	15,962	(590)
Waters Corp.	Morgan Stanley	49	14,440	17,508	3,067
Zoetis, Inc.	Morgan Stanley	44	8,102	8,542	445

		13,179	782,196	832,286	52,164

Retailing
Abercrombie & Fitch Co., Class A	Morgan Stanley	2,808	37,443	105,665	70,426
Academy Sports & Outdoors, Inc.	Morgan Stanley	34	1,432	1,361	(71)
Advance Auto Parts, Inc.	Morgan Stanley	359	53,802	74,992	22,047
Amazon.com, Inc.	Morgan Stanley	16	49,093	52,561	3,467
American Eagle Outfitters, Inc.	Morgan Stanley	32	852	826	(26)
Asbury Automotive Group, Inc.	Morgan Stanley	1	93	197	104
AutoNation, Inc.	Morgan Stanley	72	7,562	8,767	1,205
AutoZone, Inc.	Morgan Stanley	14	15,896	23,772	7,876
Bath & Body Works, Inc.	Morgan Stanley	271	17,490	17,081	(399)
Best Buy Co., Inc.	Morgan Stanley	3	325	317	(5)
Big Lots, Inc.	Morgan Stanley	65	3,794	2,818	(971)
Boot Barn Holdings, Inc.	Morgan Stanley	15	1,268	1,333	105

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
Buckle,Inc.(The)	Morgan Stanley	312	$6,353	$12,352	$7,668
Caleres, Inc.	Morgan Stanley	21	491	467	(39)
Camping World Holdings, Inc., Class A	Morgan Stanley	110	4,076	4,276	233
Dick’s Sporting Goods, Inc.	Morgan Stanley	35	4,509	4,192	(317)
eBay, Inc.	Morgan Stanley	1,264	88,368	88,063	(45)
Foot Locker, Inc.	Morgan Stanley	165	8,188	7,534	(654)
Genuine Parts Co.	Morgan Stanley	108	11,876	13,093	1,442
Guess?, Inc.	Morgan Stanley	197	4,407	4,139	(264)
Home Depot, Inc. (The)	Morgan Stanley	60	18,852	19,696	997
LKQ Corp.	Morgan Stanley	504	23,245	25,361	2,117
Lowe’s Cos., Inc.	Morgan Stanley	72	13,311	14,606	1,372
Macy’s, Inc.	Morgan Stanley	2,593	15,578	58,602	55,358
MarineMax, Inc.	Morgan Stanley	134	6,389	6,502	113
National Vision Holdings, Inc.	Morgan Stanley	54	2,943	3,066	122
O’Reilly Automotive, Inc.	Morgan Stanley	18	9,209	10,999	1,790
Penske Automotive Group, Inc.	Morgan Stanley	67	5,833	6,740	907
Qurate Retail, Inc.	Morgan Stanley	1,064	7,726	10,842	5,625
Ross Stores, Inc.	Morgan Stanley	154	17,504	16,763	(750)
Shutterstock, Inc.	Morgan Stanley	509	34,380	57,680	24,666
Signet Jewelers Ltd. (Bermuda)	Morgan Stanley	30	2,234	2,369	130
Sonic Automotive, Inc., Class A	Morgan Stanley	11	545	578	34
Target Corp.	Morgan Stanley	202	47,729	46,212	(1,488)
Ulta Beauty, Inc.	Morgan Stanley	136	49,024	49,085	61
Urban Outfitters, Inc.	Morgan Stanley	211	4,523	6,265	1,708
Victoria’s Secret & Co.	Morgan Stanley	133	8,091	7,350	(741)
Williams-Sonoma, Inc.	Morgan Stanley	5	899	887	(5)
Zumiez, Inc.	Morgan Stanley	88	2,521	3,499	1,127

		11,947	587,854	770,908	204,925

Semiconductors & Semiconductor Equipment
Amkor Technology, Inc.	Morgan Stanley	39	434	973	546
Applied Materials, Inc.	Morgan Stanley	169	21,432	21,755	371
Axcelis Technologies, Inc.	Morgan Stanley	220	5,285	10,347	5,061
Broadcom, Inc.	Morgan Stanley	82	36,971	39,764	3,754
Enphase Energy, Inc.	Morgan Stanley	186	28,677	27,894	(1,241)
First Solar, Inc.	Morgan Stanley	144	12,887	13,746	861
Ichor Holdings Ltd. (Cayman Islands)	Morgan Stanley	113	5,742	4,643	(1,099)
Intel Corp.	Morgan Stanley	473	25,619	25,201	(357)
KLA Corp.	Morgan Stanley	7	2,510	2,342	(121)
Lam Research Corp.	Morgan Stanley	18	11,131	10,245	(1,114)
MACOM Technology Solutions Holdings, Inc.	Morgan Stanley	1,495	54,731	96,981	43,517
Micron Technology, Inc.	Morgan Stanley	479	34,454	33,999	(423)
MKS Instruments, Inc.	Morgan Stanley	118	19,526	17,807	(1,878)
Monolithic Power Systems, Inc.	Morgan Stanley	8	3,937	3,877	(42)
NVIDIA Corp.	Morgan Stanley	42	8,690	8,701	(17)
NXP Semiconductors N.V. (Netherlands)	Morgan Stanley	121	23,031	23,700	752
ON Semiconductor Corp.	Morgan Stanley	273	11,653	12,495	850
Power Integrations, Inc.	Morgan Stanley	107	9,548	10,592	1,065
Qorvo, Inc.	Morgan Stanley	139	23,770	23,239	(531)
QUALCOMM, Inc.	Morgan Stanley	353	46,477	45,530	(978)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Semiconductors & Semiconductor Equipment — (continued)
Rambus, Inc.	Morgan Stanley	352	$7,619	$7,814	$196
Semtech Corp.	Morgan Stanley	37	2,823	2,885	61
Skyworks Solutions, Inc.	Morgan Stanley	68	12,329	11,205	(1,064)
Synaptics, Inc.	Morgan Stanley	117	19,572	21,028	1,456
Ultra Clean Holdings, Inc.	Morgan Stanley	1	22	43	21
Xilinx, Inc.	Morgan Stanley	27	4,132	4,077	(56)

		5,188	433,002	480,883	49,590

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	139	35,153	44,469	9,559
Adobe, Inc.	Morgan Stanley	43	25,908	24,756	(1,152)
Agilysys, Inc.	Morgan Stanley	2	104	105	1
ANSYS, Inc.	Morgan Stanley	9	3,098	3,064	(34)
Automatic Data Processing, Inc.	Morgan Stanley	278	46,715	55,578	9,555
Box, Inc., Class A	Morgan Stanley	682	16,266	16,143	(191)
Broadridge Financial Solutions, Inc.	Morgan Stanley	210	28,069	34,994	7,420
Cadence Design Systems, Inc.	Morgan Stanley	84	10,736	12,721	1,985
Cerence, Inc.	Morgan Stanley	213	23,164	20,471	(2,692)
CGI, Inc. (Canada)	Morgan Stanley	304	21,825	25,767	3,942
Cloudera, Inc.	Morgan Stanley	742	11,669	11,850	181
CommVault Systems, Inc.	Morgan Stanley	39	2,614	2,937	328
Cornerstone OnDemand, Inc.	Morgan Stanley	827	32,828	47,354	14,526
CSG Systems International, Inc.	Morgan Stanley	824	34,959	39,717	5,825
Descartes Systems Group, Inc. (The) (Canada)	Morgan Stanley	1	80	81	1
DocuSign, Inc.	Morgan Stanley	24	6,877	6,178	(1,055)
Dolby Laboratories, Inc., Class A	Morgan Stanley	210	20,098	18,480	(1,606)
Dropbox, Inc., Class A	Morgan Stanley	590	18,314	17,240	(1,074)
DXC Technology Co.	Morgan Stanley	319	12,381	10,722	(1,659)
Elastic N.V. (Netherlands)	Morgan Stanley	16	2,260	2,384	124
Fair Isaac Corp.	Morgan Stanley	62	27,186	24,672	(2,514)
Fiserv, Inc.	Morgan Stanley	421	43,031	45,678	2,753
Fortinet, Inc.	Morgan Stanley	63	18,840	18,399	(441)
Gartner, Inc.	Morgan Stanley	69	19,717	20,968	1,251
HubSpot, Inc.	Morgan Stanley	33	22,453	22,311	(218)
International Business Machines Corp.	Morgan Stanley	190	24,492	26,397	2,505
Intuit, Inc.	Morgan Stanley	7	3,838	3,777	363
Lightspeed Commerce, Inc. (Canada)	Morgan Stanley	219	25,194	21,118	(4,855)
Manhattan Associates, Inc.	Morgan Stanley	67	10,505	10,253	(252)
Maximus, Inc.	Morgan Stanley	114	10,023	9,485	(491)
Microsoft Corp.	Morgan Stanley	245	56,665	69,070	12,744
Momentive Global, Inc.	Morgan Stanley	29	533	568	35
MongoDB, Inc.	Morgan Stanley	105	51,282	49,509	(1,774)
NCR Corp.	Morgan Stanley	722	14,469	27,985	15,825
NortonLifeLock, Inc.	Morgan Stanley	723	18,212	18,292	193
Nutanix, Inc., Class A.	Morgan Stanley	657	25,510	24,769	(741)
Open Text Corp. (Canada)	Morgan Stanley	602	25,337	29,341	4,406
Palo Alto Networks, Inc.	Morgan Stanley	19	7,111	9,101	1,991
Paychex, Inc.	Morgan Stanley	212	23,406	23,839	526
PayPal Holdings, Inc.	Morgan Stanley	92	20,963	23,939	2,976
Progress Software Corp.	Morgan Stanley	29	1,268	1,427	169

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
PTC, Inc.	Morgan Stanley	9	$1,071	$1,078	$7
ServiceNow, Inc.	Morgan Stanley	31	15,462	19,290	3,828
Sprout Social, Inc., Class A.	Morgan Stanley	242	29,065	29,512	447
SPS Commerce, Inc.	Morgan Stanley	11	1,030	1,774	745
Square, Inc., Class A	Morgan Stanley	160	38,701	38,374	(326)
SS&C Technologies Holdings, Inc.	Morgan Stanley	242	17,499	16,795	(645)
Synopsys, Inc.	Morgan Stanley	34	8,799	10,180	1,381
Teradata Corp.	Morgan Stanley	382	10,385	21,908	11,523
TTEC Holdings, Inc.	Morgan Stanley	7	674	655	(19)
Verint Systems, Inc.	Morgan Stanley	702	31,040	31,443	369
VeriSign, Inc.	Morgan Stanley	56	10,654	11,481	826
Visa, Inc., Class A	Morgan Stanley	90	19,302	20,047	788
Western Union Co. (The)	Morgan Stanley	452	9,887	9,139	(646)
Workiva, Inc.	Morgan Stanley	166	19,184	23,399	4,216
Xperi Holding Corp.	Morgan Stanley	28	539	528	(9)

		12,848	1,016,445	1,111,512	100,920

Technology Hardware & Equipment
3D Systems Corp.	Morgan Stanley	900	26,335	24,813	(1,522)
Apple, Inc.	Morgan Stanley	52	7,464	7,358	(35)
Arista Networks, Inc.	Morgan Stanley	9	3,224	3,093	(131)
Arrow Electronics, Inc.	Morgan Stanley	18	2,040	2,021	(19)
Belden, Inc.	Morgan Stanley	319	11,085	18,585	7,881
Benchmark Electronics, Inc.	Morgan Stanley	39	1,128	1,042	(76)
CDW Corp.	Morgan Stanley	10	1,921	1,820	(99)
Cisco Systems, Inc.	Morgan Stanley	534	24,484	29,066	4,938
Cognex Corp.	Morgan Stanley	6	479	481	3
Coherent, Inc.	Morgan Stanley	106	27,359	26,510	(890)
Corning, Inc.	Morgan Stanley	526	21,651	19,194	(2,280)
CTS Corp.	Morgan Stanley	11	348	340	(8)
EchoStar Corp., Class A.	Morgan Stanley	1,310	37,306	33,418	(3,924)
Extreme Networks, Inc.	Morgan Stanley	781	8,470	7,693	(777)
Hewlett Packard Enterprise Co.	Morgan Stanley	1,039	15,781	14,806	(766)
HP, Inc.	Morgan Stanley	932	21,170	25,500	4,835
Keysight Technologies, Inc.	Morgan Stanley	92	14,663	15,115	452
Knowles Corp.	Morgan Stanley	196	3,827	3,673	(162)
NetApp, Inc.	Morgan Stanley	249	19,614	22,350	3,011
NETGEAR, Inc.	Morgan Stanley	182	5,757	5,808	36
OSI Systems, Inc.	Morgan Stanley	635	50,006	60,198	10,324
Plantronics, Inc.	Morgan Stanley	131	4,483	3,368	(1,115)
Sanmina Corp.	Morgan Stanley	28	697	1,079	383
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	208	17,586	17,164	(279)
SYNNEX Corp.	Morgan Stanley	55	6,232	5,726	(595)
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	269	37,926	36,912	(913)
Trimble, Inc.	Morgan Stanley	131	11,226	10,775	(451)
TTM Technologies, Inc.	Morgan Stanley	814	10,730	10,232	(498)
Ubiquiti, Inc.	Morgan Stanley	32	8,925	9,557	665
Viavi Solutions, Inc.	Morgan Stanley	260	4,184	4,092	(91)
Vishay Intertechnology, Inc.	Morgan Stanley	510	11,103	10,246	(814)
Vontier Corp.	Morgan Stanley	894	26,414	30,038	3,666

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Technology Hardware & Equipment — (continued)
Western Digital Corp.	Morgan Stanley	118	$6,820	$6,660	$(160)
Xerox Holdings Corp.	Morgan Stanley	780	18,553	15,733	(2,564)
Zebra Technologies Corp., Class A	Morgan Stanley	53	26,824	27,317	493

		12,229	495,815	511,783	18,518

Telecommunication Services
AT&T, Inc.	Morgan Stanley	762	21,060	20,582	299
Gogo, Inc.	Morgan Stanley	723	8,113	12,508	4,424
IDT Corp., Class B	Morgan Stanley	4	169	168	(1)
Iridium Communications, Inc.	Morgan Stanley	83	2,671	3,308	636
Lumen Technologies, Inc.	Morgan Stanley	638	8,076	7,905	130
T-Mobile U.S., Inc.	Morgan Stanley	117	15,749	14,948	(801)
Verizon Communications, Inc.	Morgan Stanley	404	22,355	21,820	310

		2,731	78,193	81,239	4,997

Transportation
Alaska Air Group, Inc.	Morgan Stanley	300	10,855	17,580	7,688
ArcBest Corp.	Morgan Stanley	1,802	62,077	147,350	88,154
Atlas Air Worldwide Holdings, Inc.	Morgan Stanley	396	21,986	32,345	11,405
Canadian Pacific Railway Ltd. (Canada)	Morgan Stanley	105	7,518	6,832	(672)
CSX Corp.	Morgan Stanley	1,429	44,704	42,498	(2,124)
Expeditors International of Washington, Inc.	Morgan Stanley	40	4,785	4,765	(2)
FedEx Corp.	Morgan Stanley	21	5,222	4,605	(567)
Hub Group, Inc., Class A	Morgan Stanley	75	4,998	5,156	158
Norfolk Southern Corp.	Morgan Stanley	23	5,855	5,503	(319)
Old Dominion Freight Line, Inc.	Morgan Stanley	42	10,050	12,011	1,977
Ryder System, Inc.	Morgan Stanley	198	10,788	16,377	6,026
Saia, Inc.	Morgan Stanley	6	1,169	1,428	259
Schneider National, Inc., Class B	Morgan Stanley	35	744	796	56
Southwest Airlines Co.	Morgan Stanley	7	365	360	(5)
Union Pacific Corp.	Morgan Stanley	128	26,358	25,089	(1,257)
United Airlines Holdings, Inc.	Morgan Stanley	115	5,318	5,471	152
United Parcel Service, Inc., Class B	Morgan Stanley	129	22,698	23,491	1,090
Werner Enterprises, Inc.	Morgan Stanley	44	1,759	1,948	202
XPO Logistics, Inc.	Morgan Stanley	264	22,165	21,009	(1,156)

		5,159	269,414	374,614	111,065

Utilities
AES Corp. (The)	Morgan Stanley	362	8,907	8,264	(581)
American Water Works Co., Inc.	Morgan Stanley	20	3,295	3,381	96
Avista Corp.	Morgan Stanley	28	1,184	1,095	(70)
Dominion Energy, Inc.	Morgan Stanley	354	24,501	25,849	2,285
Exelon Corp.	Morgan Stanley	499	20,902	24,122	3,679
Fortis,Inc.(Canada)	Morgan Stanley	16	713	709	(157)
MDU Resources Group, Inc.	Morgan Stanley	238	7,414	7,061	(267)
National Fuel Gas Co.	Morgan Stanley	40	1,611	2,101	590
NRG Energy, Inc.	Morgan Stanley	1,315	56,884	53,691	(3,193)
PPL Corp.	Morgan Stanley	2,455	71,796	68,445	(2,779)
Public Service Enterprise Group, Inc.	Morgan Stanley	683	43,396	41,595	(1,596)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Utilities — (continued)
Southern Co. (The)	Morgan Stanley	28	$1,821	$1,735	$(88)
TransAlta Corp. (Canada)	Morgan Stanley	2	21	21	1

		6,040	242,445	238,069	(2,080)

Total Reference Entity — Long			9,272,097	10,367,790	1,189,971

Short
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	(3,909)	(182,212)	(168,908)	12,021
Dana, Inc.	Morgan Stanley	(1,352)	(36,182)	(30,068)	5,966
Dorman Products, Inc.	Morgan Stanley	(3)	(288)	(284)	4
Fox Factory Holding Corp.	Morgan Stanley	(547)	(80,634)	(79,063)	1,475
LCI Industries	Morgan Stanley	(1,291)	(169,349)	(173,807)	(7,570)
Patrick Industries, Inc.	Morgan Stanley	(1,235)	(88,488)	(102,876)	(15,491)
Standard Motor Products, Inc.	Morgan Stanley	(28)	(1,224)	(1,224)	(1)
Workhorse Group, Inc.	Morgan Stanley	(3,170)	(52,208)	(24,251)	27,905
XPEL, Inc.	Morgan Stanley	(249)	(20,616)	(18,889)	1,727

		(11,784)	(631,201)	(599,370)	26,036

Capital Goods
Advanced Drainage Systems, Inc.	Morgan Stanley	(1,848)	(215,006)	(199,898)	14,718
Air Lease Corp.	Morgan Stanley	(337)	(15,307)	(13,258)	1,978
Ameresco, Inc., Class A	Morgan Stanley	(37)	(2,201)	(2,162)	37
American Woodmark Corp.	Morgan Stanley	(342)	(28,061)	(22,357)	5,676
AMETEK, Inc.	Morgan Stanley	(94)	(12,890)	(11,657)	1,350
API Group Corp.	Morgan Stanley	(623)	(14,039)	(12,678)	1,347
Applied Industrial Technologies, Inc.	Morgan Stanley	(24)	(2,185)	(2,163)	19
Arcosa, Inc.	Morgan Stanley	(864)	(49,918)	(43,347)	6,478
Astec Industries, Inc.	Morgan Stanley	(284)	(15,926)	(15,282)	538
Axon Enterprise, Inc.	Morgan Stanley	(269)	(37,232)	(47,080)	(9,886)
AZEK Co., Inc. (The)	Morgan Stanley	(591)	(24,714)	(21,589)	3,100
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(16,220)	(258,199)	(227,891)	30,048
Barnes Group, Inc.	Morgan Stanley	(186)	(10,325)	(7,762)	2,502
Bloom Energy Corp., Class A	Morgan Stanley	(2,769)	(64,970)	(51,836)	13,069
Boeing Co. (The)	Morgan Stanley	(95)	(23,852)	(20,894)	2,933
BWX Technologies, Inc.	Morgan Stanley	(1,775)	(109,098)	(95,602)	12,960
Carlisle Cos., Inc.	Morgan Stanley	(111)	(22,576)	(22,066)	435
Chart Industries, Inc.	Morgan Stanley	(245)	(40,248)	(46,822)	(6,615)
Construction Partners, Inc., Class A	Morgan Stanley	(2,232)	(57,933)	(74,482)	(17,284)
Cornerstone Building Brands, Inc.	Morgan Stanley	(3,527)	(59,963)	(51,529)	8,373
Dycom Industries, Inc.	Morgan Stanley	(747)	(56,354)	(53,216)	3,081
Energy Recovery, Inc.	Morgan Stanley	(935)	(19,094)	(17,793)	1,282
EnerSys	Morgan Stanley	(209)	(16,836)	(15,558)	1,244
EnPro Industries, Inc.	Morgan Stanley	(7)	(611)	(610)	—
Evoqua Water Technologies Corp.	Morgan Stanley	(4,531)	(136,281)	(170,184)	(34,689)
Federal Signal Corp.	Morgan Stanley	(7)	(277)	(270)	6
Fluor Corp.	Morgan Stanley	(4,228)	(98,298)	(67,521)	30,678
Franklin Electric Co., Inc.	Morgan Stanley	(158)	(13,164)	(12,616)	534
FuelCell Energy, Inc.	Morgan Stanley	(6,683)	(103,786)	(44,709)	58,972
GATX Corp.	Morgan Stanley	(822)	(75,784)	(73,618)	909

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Capital Goods — (continued)
Generac Holdings, Inc.	Morgan Stanley	(471)	$(212,444)	$(192,484)	$21,622
Great Lakes Dredge & Dock Corp.	Morgan Stanley	(1,029)	(15,084)	(15,528)	(458)
Griffon Corp.	Morgan Stanley	(329)	(7,679)	(8,093)	(433)
Helios Technologies, Inc.	Morgan Stanley	(654)	(30,469)	(53,700)	(23,567)
Hexcel Corp.	Morgan Stanley	(434)	(26,032)	(25,775)	231
Hubbell, Inc.	Morgan Stanley	(141)	(28,086)	(25,474)	2,422
Hyster-Yale Materials Handling, Inc.	Morgan Stanley	(512)	(21,343)	(25,733)	(5,057)
IDEX Corp.	Morgan Stanley	(527)	(119,673)	(109,063)	10,691
IES Holdings, Inc.	Morgan Stanley	(2)	(88)	(91)	(3)
John Bean Technologies Corp.	Morgan Stanley	(3)	(429)	(422)	13
Kennametal, Inc.	Morgan Stanley	(1,477)	(52,657)	(50,558)	779
Kratos Defense & Security Solutions, Inc.	Morgan Stanley	(2,932)	(67,510)	(65,413)	2,029
Lindsay Corp.	Morgan Stanley	(95)	(15,779)	(14,420)	1,287
MasTec, Inc.	Morgan Stanley	(61)	(5,341)	(5,263)	72
Maxar Technologies, Inc.	Morgan Stanley	(1,721)	(68,120)	(48,739)	19,276
Mercury Systems, Inc.	Morgan Stanley	(2,642)	(171,392)	(125,284)	45,935
Meritor, Inc.	Morgan Stanley	(3,213)	(78,102)	(68,469)	9,631
MSC Industrial Direct Co., Inc., Class A	Morgan Stanley	(452)	(41,121)	(36,246)	4,636
Mueller Water Products, Inc., Class A	Morgan Stanley	(1,704)	(18,863)	(25,935)	(7,490)
Nikola Corp.	Morgan Stanley	(4,431)	(45,063)	(47,279)	(2,261)
NV5 Global, Inc.	Morgan Stanley	(278)	(14,467)	(27,402)	(12,999)
PGT Innovations, Inc.	Morgan Stanley	(2,638)	(52,990)	(50,386)	2,551
Plug Power, Inc.	Morgan Stanley	(8,640)	(234,360)	(220,666)	13,210
Primoris Services Corp.	Morgan Stanley	(854)	(22,036)	(20,914)	1,051
Proto Labs, Inc.	Morgan Stanley	(1,095)	(180,719)	(72,927)	107,610
Quanta Services, Inc.	Morgan Stanley	(98)	(11,517)	(11,154)	434
RBC Bearings, Inc.	Morgan Stanley	(59)	(13,684)	(12,520)	1,150
REV Group, Inc.	Morgan Stanley	(1,252)	(10,049)	(21,484)	(11,572)
Shyft Group,Inc.(The)	Morgan Stanley	(246)	(10,393)	(9,350)	1,030
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(2,794)	(131,364)	(123,467)	7,704
SPX Corp.	Morgan Stanley	(305)	(18,756)	(16,302)	2,435
Sunrun, Inc.	Morgan Stanley	(1,338)	(99,300)	(58,872)	40,328
Textainer Group Holdings Ltd. (Bermuda)	Morgan Stanley	(1,934)	(62,606)	(67,516)	(4,973)
Timken Co. (The)	Morgan Stanley	(478)	(36,726)	(31,271)	5,298
Trex Co., Inc.	Morgan Stanley	(614)	(62,194)	(62,585)	(665)
TriMas Corp.	Morgan Stanley	(11)	(342)	(356)	(14)
UFP Industries, Inc.	Morgan Stanley	(1,084)	(78,994)	(73,690)	5,101
United Rentals, Inc.	Morgan Stanley	(1,005)	(348,813)	(352,685)	(4,223)
Univar Solutions, Inc.	Morgan Stanley	(6,061)	(145,017)	(144,373)	498
Vicor Corp.	Morgan Stanley	(566)	(50,174)	(75,935)	(25,811)
Welbilt, Inc.	Morgan Stanley	(1,459)	(26,572)	(33,907)	(7,472)
WESCO International, Inc.	Morgan Stanley	(179)	(9,578)	(20,642)	(11,620)
Woodward, Inc.	Morgan Stanley	(446)	(54,228)	(50,487)	3,708

		(107,064)	(4,285,282)	(3,949,310)	325,907

Commercial & Professional Services
ADT, Inc.	Morgan Stanley	(18,958)	(174,041)	(153,370)	19,277
Booz Allen Hamilton Holding Corp.	Morgan Stanley	(1,523)	(127,353)	(120,850)	5,940
CACI International, Inc., Class A	Morgan Stanley	(46)	(11,946)	(12,057)	(123)
Clarivate PLC (Jersey)	Morgan Stanley	(825)	(23,336)	(18,068)	5,364

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Commercial & Professional Services — (continued)
CoStar Group, Inc.	Morgan Stanley	(637)	$(58,192)	$(54,820)	$3,362
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	(6,394)	(116,887)	(107,483)	9,286
Forrester Research, Inc.	Morgan Stanley	(450)	(16,408)	(22,167)	(5,776)
FTI Consulting, Inc.	Morgan Stanley	(397)	(57,001)	(53,476)	3,467
Harsco Corp.	Morgan Stanley	(3,955)	(57,983)	(67,037)	(9,112)
Huron Consulting Group, Inc.	Morgan Stanley	(72)	(3,641)	(3,744)	(107)
IAA, Inc.	Morgan Stanley	(181)	(10,093)	(9,877)	206
Insperity, Inc.	Morgan Stanley	(1,379)	(120,067)	(152,710)	(34,314)
KAR Auction Services, Inc.	Morgan Stanley	(1,318)	(23,924)	(21,602)	2,297
Leidos Holdings, Inc.	Morgan Stanley	(756)	(74,081)	(72,674)	1,202
ManTech International Corp., Class A	Morgan Stanley	(234)	(20,547)	(17,765)	2,614
Montrose Environmental Group, Inc.	Morgan Stanley	(226)	(12,267)	(13,953)	(1,698)
Pitney Bowes, Inc.	Morgan Stanley	(11,123)	(94,066)	(80,197)	12,950
Tetra Tech, Inc.	Morgan Stanley	(8)	(1,219)	(1,195)	89
TransUnion	Morgan Stanley	(555)	(62,090)	(62,332)	(575)
U.S. Ecology, Inc.	Morgan Stanley	(1,520)	(57,289)	(49,172)	8,059
Upwork, Inc.	Morgan Stanley	(2,386)	(106,558)	(107,442)	(991)
Verisk Analytics, Inc.	Morgan Stanley	(1,414)	(274,410)	(283,182)	(9,559)
Viad Corp.	Morgan Stanley	(894)	(36,690)	(40,597)	(3,943)

		(55,251)	(1,540,089)	(1,525,770)	7,915

Consumer Durables & Apparel
Callaway Golf Co.	Morgan Stanley	(6,176)	(184,484)	(170,643)	13,617
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(3,774)	(141,829)	(134,619)	7,067
Columbia Sportswear Co.	Morgan Stanley	(118)	(11,226)	(11,309)	(205)
Deckers Outdoor Corp.	Morgan Stanley	(50)	(19,406)	(18,010)	1,392
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(512)	(115,688)	(115,036)	535
Installed Building Products, Inc.	Morgan Stanley	(647)	(82,609)	(69,326)	12,895
Latham Group, Inc.	Morgan Stanley	(565)	(11,394)	(9,266)	2,116
Levi Strauss & Co., Class A	Morgan Stanley	(360)	(10,459)	(8,824)	1,586
Lovesac Co. (The)	Morgan Stanley	(99)	(6,984)	(6,543)	434
Malibu Boats, Inc., Class A	Morgan Stanley	(427)	(35,826)	(29,881)	5,908
NIKE, Inc., Class B	Morgan Stanley	(74)	(10,175)	(10,747)	(844)
Oxford Industries, Inc.	Morgan Stanley	(264)	(21,603)	(23,805)	(2,465)
Peloton Interactive, Inc., Class A	Morgan Stanley	(6,396)	(667,232)	(556,772)	109,788
Polaris, Inc.	Morgan Stanley	(1,042)	(137,060)	(124,686)	11,747
Purple Innovation, Inc.	Morgan Stanley	(6,059)	(192,441)	(127,360)	64,887
Ralph Lauren Corp.	Morgan Stanley	(81)	(9,767)	(8,994)	610
Skechers U.S.A., Inc., Class A	Morgan Stanley	(1,395)	(51,638)	(58,757)	(7,440)
VF Corp.	Morgan Stanley	(181)	(16,240)	(12,125)	3,892
Vizio Holding Corp., Class A	Morgan Stanley	(208)	(4,327)	(4,418)	(95)

		(28,428)	(1,730,388)	(1,501,121)	225,425

Consumer Services
2U Inc.	Morgan Stanley	(26)	(873)	(873)	59
Aramark	Morgan Stanley	(4,162)	(158,459)	(136,763)	20,722
Bally’s Corp.	Morgan Stanley	(1,899)	(114,937)	(95,216)	19,606
Bright Horizons Family Solutions, Inc.	Morgan Stanley	(1,014)	(170,699)	(141,372)	29,155
Caesars Entertainment, Inc.	Morgan Stanley	(646)	(67,592)	(72,533)	(5,009)
Carnival Corp. (Panama)	Morgan Stanley	(8,108)	(191,929)	(202,781)	(14,523)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Consumer Services — (continued)
Darden Restaurants, Inc.	Morgan Stanley	(768)	$(121,208)	$(116,329)	$4,943
Denny’s Corp.	Morgan Stanley	(5,227)	(81,630)	(85,409)	(4,063)
Frontdoor, Inc.	Morgan Stanley	(324)	(18,076)	(13,576)	4,510
MGM Resorts International	Morgan Stanley	(1,350)	(57,544)	(58,253)	(771)
Monarch Casino & Resort, Inc.	Morgan Stanley	(732)	(34,423)	(49,037)	(14,648)
Planet Fitness, Inc., Class A	Morgan Stanley	(578)	(44,560)	(45,402)	(887)
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(1,426)	(124,200)	(126,843)	(2,768)
Shake Shack, Inc., Class A	Morgan Stanley	(1,208)	(118,247)	(94,780)	23,388
Six Flags Entertainment Corp.	Morgan Stanley	(378)	(16,513)	(16,065)	432
Stride, Inc.	Morgan Stanley	(1,985)	(77,117)	(71,341)	5,786
Terminix Global Holdings, Inc.	Morgan Stanley	(479)	(25,177)	(19,960)	5,236
Wingstop, Inc.	Morgan Stanley	(1,398)	(238,592)	(229,174)	8,385

		(31,708)	(1,661,776)	(1,575,707)	79,553

Diversified Financials
FactSet Research Systems, Inc.	Morgan Stanley	(12)	(4,742)	(4,737)	(1)
Intercontinental Exchange, Inc.	Morgan Stanley	(1,384)	(165,455)	(158,911)	6,004
Morningstar, Inc.	Morgan Stanley	(48)	(13,383)	(12,433)	944
Open Lending Corp., Class A	Morgan Stanley	(729)	(29,943)	(26,295)	3,666

		(2,173)	(213,523)	(202,376)	10,613

Energy
Cenovus Energy, Inc. (Canada)	Morgan Stanley	(13,128)	(126,369)	(132,068)	(7,147)
Cheniere Energy, Inc.	Morgan Stanley	(2,254)	(195,363)	(220,148)	(25,066)
ConocoPhillips	Morgan Stanley	(648)	(37,070)	(43,915)	(7,440)
Crescent Point Energy Corp. (Canada)	Morgan Stanley	(25,545)	(107,214)	(117,762)	(10,797)
CVR Energy, Inc.	Morgan Stanley	(1,194)	(19,772)	(19,892)	(140)
Delek U.S. Holdings, Inc.	Morgan Stanley	(7,661)	(123,180)	(137,668)	(14,612)
Devon Energy Corp.	Morgan Stanley	(5,140)	(145,588)	(182,521)	(44,584)
Diamondback Energy, Inc.	Morgan Stanley	(1,604)	(138,073)	(151,851)	(16,014)
Dril-Quip, Inc.	Morgan Stanley	(354)	(12,153)	(8,914)	3,289
Enbridge, Inc. (Canada)	Morgan Stanley	(461)	(18,170)	(18,348)	(503)
Enerplus Corp. (Canada)	Morgan Stanley	(7,588)	(44,746)	(60,704)	(16,279)
EQT Corp.	Morgan Stanley	(18,037)	(334,624)	(369,037)	(34,750)
FLEX LNG Ltd. (Bermuda)	Morgan Stanley	(5)	(88)	(90)	(2)
Gevo, Inc.	Morgan Stanley	(8,207)	(54,398)	(54,494)	(151)
Liberty Oilfield Services, Inc., Class A	Morgan Stanley	(4,635)	(50,366)	(56,223)	(6,001)
New Fortress Energy, Inc.	Morgan Stanley	(2,446)	(71,069)	(67,877)	2,952
NexTier Oilfield Solutions, Inc.	Morgan Stanley	(2,712)	(8,628)	(12,475)	(3,856)
Northern Oil and Gas, Inc.	Morgan Stanley	(1,923)	(36,747)	(41,152)	(4,556)
Par Pacific Holdings, Inc.	Morgan Stanley	(1,743)	(26,780)	(27,400)	(647)
Patterson-UTI Energy, Inc.	Morgan Stanley	(2,355)	(19,419)	(21,195)	(1,966)
Pembina Pipeline Corp. (Canada)	Morgan Stanley	(2,283)	(58,069)	(72,348)	(18,678)
Pioneer Natural Resources Co.	Morgan Stanley	(1,661)	(265,886)	(276,573)	(16,760)
RPC, Inc.	Morgan Stanley	(3,529)	(12,139)	(17,151)	(5,096)
Southwestern Energy Co.	Morgan Stanley	(17,318)	(78,128)	(95,942)	(18,437)
TechnipFMC PLC (United Kingdom)	Morgan Stanley	(38,039)	(279,765)	(286,434)	(6,951)
Tellurian, Inc.	Morgan Stanley	(19,489)	(58,808)	(76,202)	(17,454)
Williams Cos., Inc. (The)	Morgan Stanley	(2,839)	(72,111)	(73,644)	(1,605)

		(192,798)	(2,394,723)	(2,642,028)	(273,251)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(1,420)	$(71,394)	$(77,986)	$(7,091)
Casey’s General Stores, Inc.	Morgan Stanley	(776)	(152,219)	(146,237)	5,721
Chefs’ Warehouse, Inc. (The)	Morgan Stanley	(1,524)	(44,036)	(49,637)	(5,860)
Grocery Outlet Holding Corp.	Morgan Stanley	(4,224)	(175,207)	(91,112)	84,060
Performance Food Group Co.	Morgan Stanley	(1,514)	(70,260)	(70,340)	(151)
Rite Aid Corp.	Morgan Stanley	(766)	(16,444)	(10,877)	5,550
U.S. Foods Holding Corp.	Morgan Stanley	(788)	(31,692)	(27,312)	4,341

		(11,012)	(561,252)	(473,501)	86,570

Food, Beverage & Tobacco
B&G Foods, Inc.	Morgan Stanley	(1,412)	(42,760)	(42,205)	(695)
Beyond Meat, Inc.	Morgan Stanley	(418)	(61,696)	(43,999)	17,636
Celsius Holdings, Inc.	Morgan Stanley	(3,676)	(260,784)	(331,171)	(70,650)
Conagra Brands, Inc.	Morgan Stanley	(1,379)	(46,786)	(46,707)	(179)
Fresh Del Monte Produce, Inc. (Cayman Islands)	Morgan Stanley	(11)	(357)	(354)	3
Freshpet, Inc.	Morgan Stanley	(885)	(136,867)	(126,281)	10,407
Hain Celestial Group, Inc. (The)	Morgan Stanley	(354)	(14,752)	(15,144)	(407)
Hormel Foods Corp.	Morgan Stanley	(2,609)	(108,492)	(106,969)	1,414
Hostess Brands, Inc.	Morgan Stanley	(254)	(4,359)	(4,412)	(57)
Ingredion, Inc.	Morgan Stanley	(1,898)	(172,811)	(168,941)	3,183
J & J Snack Foods Corp.	Morgan Stanley	(86)	(13,793)	(13,143)	414
J M Smucker Co. (The)	Morgan Stanley	(120)	(14,613)	(14,404)	273
Keurig Dr Pepper, Inc.	Morgan Stanley	(987)	(34,635)	(33,716)	745
Lamb Weston Holdings, Inc.	Morgan Stanley	(384)	(32,192)	(23,566)	8,499
Lancaster Colony Corp.	Morgan Stanley	(103)	(17,798)	(17,387)	364
McCormick & Co, Inc.	Morgan Stanley	(836)	(73,407)	(67,741)	5,350
MGP Ingredients, Inc.	Morgan Stanley	(475)	(19,940)	(30,923)	(11,205)
Pilgrim’s Pride Corp.	Morgan Stanley	(767)	(15,864)	(22,304)	(6,481)
Post Holdings, Inc.	Morgan Stanley	(860)	(99,263)	(94,738)	4,426
TreeHouse Foods, Inc.	Morgan Stanley	(927)	(36,315)	(36,969)	(690)
Universal Corp.	Morgan Stanley	(154)	(7,611)	(7,443)	160
Utz Brands, Inc.	Morgan Stanley	(2,826)	(59,933)	(48,409)	11,310

		(21,421)	(1,275,028)	(1,296,926)	(26,180)

Health Care Equipment & Services
1Life Healthcare, Inc.	Morgan Stanley	(3,465)	(113,118)	(70,166)	42,838
ABIOMED, Inc.	Morgan Stanley	(286)	(92,741)	(93,099)	(757)
Accolade, Inc.	Morgan Stanley	(967)	(46,029)	(40,778)	5,204
AdaptHealth Corp.	Morgan Stanley	(1,423)	(38,091)	(33,142)	4,914
Alphatec Holdings, Inc.	Morgan Stanley	(1,609)	(22,680)	(19,614)	3,043
American Well Corp., Class A	Morgan Stanley	(2,067)	(29,037)	(18,830)	10,178
AmerisourceBergen Corp.	Morgan Stanley	(1,171)	(141,954)	(139,876)	1,597
Apollo Medical Holdings, Inc.	Morgan Stanley	(364)	(34,728)	(33,142)	1,551
Axogen, Inc.	Morgan Stanley	(982)	(11,705)	(15,516)	(5,411)
Becton Dickinson and Co	Morgan Stanley	(55)	(14,423)	(13,520)	1,776
BioLife Solutions, Inc.	Morgan Stanley	(641)	(26,701)	(27,127)	(453)
Brookdale Senior Living, Inc.	Morgan Stanley	(1,841)	(12,121)	(11,598)	510
Cardiovascular Systems, Inc.	Morgan Stanley	(1,266)	(45,282)	(41,563)	3,672
Castle Biosciences, Inc.	Morgan Stanley	(1,110)	(74,246)	(73,815)	356
Covetrus, Inc.	Morgan Stanley	(4,131)	(122,487)	(74,936)	47,427

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
CryoPort, Inc.	Morgan Stanley	(533)	$(30,327)	$(35,450)	$(5,167)
Evolent Health, Inc., Class A	Morgan Stanley	(2,513)	(36,011)	(77,903)	(42,479)
Glaukos Corp.	Morgan Stanley	(114)	(6,442)	(5,491)	949
GoodRx Holdings, Inc., Class A	Morgan Stanley	(2,283)	(101,569)	(93,649)	7,832
Guardant Health, Inc.	Morgan Stanley	(841)	(124,900)	(105,133)	19,752
Haemonetics Corp.	Morgan Stanley	(1,392)	(120,039)	(98,261)	21,657
HealthEquity, Inc.	Morgan Stanley	(28)	(1,863)	(1,813)	48
Hill-Rom Holdings, Inc.	Morgan Stanley	(159)	(21,839)	(23,850)	(2,051)
Humana, Inc.	Morgan Stanley	(125)	(57,994)	(48,644)	9,337
Inari Medical, Inc.	Morgan Stanley	(583)	(55,502)	(47,281)	8,165
Innovage Holding Corp.	Morgan Stanley	(3)	(19)	(20)	1
Inovalon Holdings, Inc., Class A	Morgan Stanley	(906)	(31,264)	(36,503)	(5,270)
Insulet Corp.	Morgan Stanley	(497)	(138,899)	(141,262)	(2,532)
Integer Holdings Corp.	Morgan Stanley	(247)	(23,174)	(22,067)	1,083
iRhythm Technologies, Inc.	Morgan Stanley	(853)	(39,907)	(49,952)	(10,085)
Joint Corp. (The)	Morgan Stanley	(167)	(13,237)	(16,369)	(3,229)
Lantheus Holdings, Inc.	Morgan Stanley	(2,195)	(51,581)	(56,368)	(5,007)
Masimo Corp.	Morgan Stanley	(686)	(181,134)	(185,707)	(4,885)
Mesa Laboratories, Inc.	Morgan Stanley	(118)	(29,991)	(35,678)	(5,791)
Neogen Corp.	Morgan Stanley	(395)	(18,254)	(17,155)	1,081
Oak Street Health, Inc.	Morgan Stanley	(5,477)	(276,805)	(232,937)	43,590
Option Care Health, Inc.	Morgan Stanley	(1,893)	(42,337)	(45,924)	(3,721)
OrthoPediatrics Corp.	Morgan Stanley	(289)	(15,243)	(18,932)	(3,738)
Outset Medical, Inc.	Morgan Stanley	(734)	(30,934)	(36,289)	(5,386)
Penumbra, Inc.	Morgan Stanley	(437)	(117,282)	(116,461)	645
PetIQ, Inc.	Morgan Stanley	(1,431)	(50,586)	(35,732)	14,851
Phreesia, Inc.	Morgan Stanley	(95)	(5,861)	(5,862)	(7)
Progyny, Inc.	Morgan Stanley	(2,657)	(154,040)	(148,792)	5,068
Quidel Corp.	Morgan Stanley	(108)	(15,977)	(15,244)	716
RadNet, Inc.	Morgan Stanley	(1,584)	(24,061)	(46,427)	(22,390)
ResMed, Inc.	Morgan Stanley	(578)	(137,319)	(152,332)	(20,342)
Schrodinger, Inc.	Morgan Stanley	(2,609)	(157,631)	(142,660)	14,812
Silk Road Medical, Inc.	Morgan Stanley	(976)	(56,927)	(53,709)	3,075
SmileDirectClub, Inc.	Morgan Stanley	(5,780)	(34,240)	(30,750)	3,456
STERIS PLC (Ireland)	Morgan Stanley	(2,410)	(519,505)	(492,315)	25,591
Surgery Partners, Inc.	Morgan Stanley	(2,096)	(88,299)	(88,745)	(534)
Tabula Rasa HealthCare, Inc.	Morgan Stanley	(1,393)	(70,755)	(36,511)	34,244
Tactile Systems Technology, Inc.	Morgan Stanley	(593)	(22,138)	(26,359)	(4,243)
Teladoc Health, Inc.	Morgan Stanley	(320)	(51,731)	(40,579)	11,100
U.S. Physical Therapy, Inc.	Morgan Stanley	(9)	(1,040)	(995)	44
West Pharmaceutical Services, Inc.	Morgan Stanley	(49)	(18,323)	(20,802)	(3,123)

		(67,534)	(3,800,323)	(3,593,635)	193,562

Household & Personal Products
Clorox Co. (The)	Morgan Stanley	(593)	(101,426)	(98,207)	2,999
Energizer Holdings, Inc.	Morgan Stanley	(1,857)	(73,183)	(72,516)	410
Honest Co., Inc. (The)	Morgan Stanley	(2,401)	(25,991)	(24,922)	1,042
Inter Parfums, Inc.	Morgan Stanley	(108)	(7,818)	(8,075)	(279)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Household & Personal Products — (continued)
Reynolds Consumer Products, Inc.	Morgan Stanley	(747)	$(21,226)	$(20,423)	$725
Spectrum Brands Holdings, Inc.	Morgan Stanley	(397)	(37,033)	(37,981)	(933)

		(6,103)	(266,677)	(262,124)	3,964

Materials
Albemarle Corp.	Morgan Stanley	(141)	(29,159)	(30,875)	(1,970)
Allegheny Technologies, Inc.	Morgan Stanley	(173)	(2,916)	(2,877)	37
Amcor PLC (Jersey)	Morgan Stanley	(4,792)	(60,361)	(55,539)	4,439
Amyris, Inc.	Morgan Stanley	(3,423)	(46,221)	(46,998)	(823)
AptarGroup, Inc.	Morgan Stanley	(126)	(16,612)	(15,038)	1,542
Arconic Corp.	Morgan Stanley	(838)	(30,155)	(26,431)	3,694
Balchem Corp.	Morgan Stanley	(44)	(6,423)	(6,383)	34
Ball Corp.	Morgan Stanley	(247)	(22,933)	(22,223)	552
Cabot Corp.	Morgan Stanley	(358)	(19,430)	(17,943)	1,348
Century Aluminum Co.	Morgan Stanley	(3,937)	(47,625)	(52,953)	(5,376)
Cleveland-Cliffs, Inc.	Morgan Stanley	(1,085)	(21,513)	(21,494)	(3)
Coeur Mining, Inc.	Morgan Stanley	(10,129)	(69,171)	(62,496)	6,606
Commercial Metals Co.	Morgan Stanley	(587)	(20,028)	(17,880)	2,128
Ecolab, Inc.	Morgan Stanley	(319)	(70,990)	(66,550)	4,304
Element Solutions, Inc.	Morgan Stanley	(1,375)	(32,032)	(29,810)	2,131
Equinox Gold Corp. (Canada)	Morgan Stanley	(12,613)	(152,412)	(83,246)	69,012
First Majestic Silver Corp. (Canada)	Morgan Stanley	(6,729)	(87,052)	(76,038)	10,917
FMC Corp.	Morgan Stanley	(1,062)	(111,393)	(97,237)	13,369
Franco-Nevada Corp. (Canada)	Morgan Stanley	(1,713)	(246,408)	(222,536)	23,246
HB Fuller Co.	Morgan Stanley	(1,028)	(66,577)	(66,368)	(11)
Huntsman Corp.	Morgan Stanley	(8,754)	(228,905)	(259,031)	(31,546)
International Flavors & Fragrances, Inc.	Morgan Stanley	(2,138)	(300,912)	(285,893)	12,881
Kirkland Lake Gold Ltd. (Canada)	Morgan Stanley	(916)	(48,740)	(38,096)	10,473
MAG Silver Corp. (Canada)	Morgan Stanley	(98)	(1,588)	(1,588)	(1)
Martin Marietta Materials, Inc.	Morgan Stanley	(142)	(52,107)	(48,519)	3,454
Materion Corp.	Morgan Stanley	(233)	(16,836)	(15,993)	779
Methanex Corp. (Canada)	Morgan Stanley	(2,297)	(53,290)	(105,754)	(53,297)
Novagold Resources, Inc. (Canada)	Morgan Stanley	(5,336)	(53,874)	(36,712)	17,108
PureCycle Technologies, Inc.	Morgan Stanley	(75)	(1,024)	(996)	27
Quaker Chemical Corp.	Morgan Stanley	(311)	(70,060)	(73,931)	(4,183)
RPM International, Inc.	Morgan Stanley	(701)	(60,226)	(54,433)	5,733
Sandstorm Gold Ltd. (Canada)	Morgan Stanley	(770)	(4,625)	(4,435)	185
Schweitzer-Mauduit International, Inc.	Morgan Stanley	(118)	(4,346)	(4,090)	233
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(1,436)	(228,681)	(210,173)	17,605
Seabridge Gold, Inc. (Canada)	Morgan Stanley	(865)	(15,246)	(13,364)	1,868
SilverCrest Metals, Inc. (Canada)	Morgan Stanley	(1,236)	(10,110)	(8,627)	1,473
Sonoco Products Co.	Morgan Stanley	(317)	(20,414)	(18,887)	1,506
Stepan Co.	Morgan Stanley	(214)	(27,214)	(24,169)	2,908
Summit Materials, Inc., Class A	Morgan Stanley	(992)	(34,576)	(31,714)	2,827
Teck Resources Ltd., Class B (Canada)	Morgan Stanley	(2,376)	(55,298)	(59,186)	(4,072)
Tronox Holdings PLC, Class A (United Kingdom)	Morgan Stanley	(626)	(5,934)	(15,431)	(9,878)
Valvoline, Inc.	Morgan Stanley	(3,955)	(115,968)	(123,317)	(8,756)
Vulcan Materials Co.	Morgan Stanley	(91)	(16,057)	(15,394)	799

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Materials — (continued)
Warrior Met Coal, Inc.	Morgan Stanley	(2,255)	$(39,241)	$(52,474)	$(14,129)
Yamana Gold, Inc. (Canada)	Morgan Stanley	(19,760)	(101,710)	(78,250)	22,286

		(106,731)	(2,726,393)	(2,601,372)	111,459

Media & Entertainment
Angi, Inc.	Morgan Stanley	(9,723)	(138,396)	(119,982)	18,274
Bumble, Inc., Class A	Morgan Stanley	(351)	(19,219)	(17,543)	1,657
Cable One, Inc.	Morgan Stanley	(94)	(184,240)	(170,434)	13,438
Cardlytics, Inc.	Morgan Stanley	(451)	(46,946)	(37,857)	9,042
Cargurus, Inc.	Morgan Stanley	(1,315)	(41,691)	(41,304)	344
Cinemark Holdings, Inc.	Morgan Stanley	(2,690)	(62,334)	(51,675)	10,612
Clear Channel Outdoor Holdings, Inc.	Morgan Stanley	(9,252)	(21,581)	(25,073)	(3,540)
EW Scripps Co. (The), Class A	Morgan Stanley	(2,445)	(28,014)	(44,157)	(16,412)
Gray Television, Inc.	Morgan Stanley	(1,079)	(23,968)	(24,623)	(755)
iHeartMedia, Inc., Class A	Morgan Stanley	(1,675)	(33,385)	(41,909)	(8,558)
Live Nation Entertainment, Inc.	Morgan Stanley	(231)	(20,442)	(21,051)	(690)
Magnite, Inc.	Morgan Stanley	(565)	(22,366)	(15,820)	6,523
Match Group, Inc.	Morgan Stanley	(2,472)	(394,113)	(388,079)	5,637
MediaAlpha, Inc., Class A.	Morgan Stanley	(282)	(6,590)	(5,268)	1,316
Nexstar Media Group, Inc., Class A	Morgan Stanley	(61)	(9,472)	(9,270)	193
Sciplay Corp., Class A	Morgan Stanley	(255)	(5,215)	(5,276)	(66)
Shaw Communications, Inc., Class B (Canada)	Morgan Stanley	(407)	(11,152)	(11,819)	(864)
Skillz, Inc.	Morgan Stanley	(3,829)	(43,178)	(37,601)	5,533
TripAdvisor, Inc.	Morgan Stanley	(647)	(29,314)	(21,901)	7,383
ZoomInfo Technologies, Inc., Class A	Morgan Stanley	(623)	(35,483)	(38,121)	(3,141)
Zynga, Inc., Class A.	Morgan Stanley	(1,711)	(20,504)	(12,884)	7,599

		(40,158)	(1,197,603)	(1,141,647)	53,525

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A.	Morgan Stanley	(459)	(72,741)	(66,821)	5,847
ACADIA Pharmaceuticals, Inc.	Morgan Stanley	(1,375)	(22,832)	(22,839)	(29)
Adaptive Biotechnologies Corp.	Morgan Stanley	(2,368)	(113,590)	(80,488)	32,987
Allogene Therapeutics, Inc.	Morgan Stanley	(374)	(9,356)	(9,612)	(470)
Amneal Pharmaceuticals, Inc.	Morgan Stanley	(1,145)	(5,893)	(6,114)	(228)
Apellis Pharmaceuticals, Inc.	Morgan Stanley	(2,874)	(140,079)	(94,727)	45,210
Arcturus Therapeutics Holdings, Inc.	Morgan Stanley	(611)	(48,352)	(29,194)	19,110
Arvinas, Inc.	Morgan Stanley	(1,752)	(107,180)	(143,979)	(36,907)
Aurora Cannabis, Inc. (Canada)	Morgan Stanley	(3,385)	(23,120)	(23,424)	(328)
Avantor, Inc.	Morgan Stanley	(3,124)	(126,494)	(127,772)	(2,471)
Avid Bioservices, Inc.	Morgan Stanley	(141)	(2,905)	(3,041)	(140)
Axsome Therapeutics, Inc.	Morgan Stanley	(1,306)	(62,681)	(43,046)	19,572
Berkeley Lights, Inc.	Morgan Stanley	(3,585)	(149,600)	(70,123)	79,327
Bluebird Bio, Inc.	Morgan Stanley	(1,565)	(28,624)	(29,907)	(1,312)
Catalent, Inc.	Morgan Stanley	(983)	(122,839)	(130,808)	(8,092)
ChemoCentryx, Inc.	Morgan Stanley	(5,628)	(85,041)	(96,239)	(11,284)
Codexis, Inc.	Morgan Stanley	(2,514)	(36,371)	(58,476)	(22,267)
Cronos Group, Inc. (Canada)	Morgan Stanley	(2,998)	(20,800)	(16,969)	3,810
Dicerna Pharmaceuticals, Inc.	Morgan Stanley	(1,347)	(28,856)	(27,156)	1,671
Elanco Animal Health, Inc.	Morgan Stanley	(1,042)	(31,907)	(33,229)	(1,354)
Emergent BioSolutions, Inc.	Morgan Stanley	(792)	(49,922)	(39,655)	10,831

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
FibroGen, Inc.	Morgan Stanley	(243)	$(2,833)	$(2,483)	$350
Ionis Pharmaceuticals, Inc.	Morgan Stanley	(653)	(35,507)	(21,902)	13,570
Iovance Biotherapeutics, Inc.	Morgan Stanley	(314)	(11,742)	(7,743)	3,987
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	(3,002)	(409,733)	(390,890)	18,430
Krystal Biotech, Inc.	Morgan Stanley	(5)	(291)	(261)	32
MacroGenics, Inc.	Morgan Stanley	(30)	(645)	(628)	16
Mirati Therapeutics, Inc.	Morgan Stanley	(553)	(84,462)	(97,831)	(15,957)
NanoString Technologies, Inc.	Morgan Stanley	(874)	(45,706)	(41,961)	3,700
Neurocrine Biosciences, Inc.	Morgan Stanley	(336)	(31,935)	(32,226)	(459)
Novavax, Inc.	Morgan Stanley	(118)	(24,528)	(24,463)	41
Ocular Therapeutix, Inc.	Morgan Stanley	(1,586)	(21,277)	(15,860)	5,396
Perrigo Co. PLC (Ireland)	Morgan Stanley	(7,051)	(312,023)	(333,724)	(23,895)
Personalis, Inc.	Morgan Stanley	(2,376)	(62,879)	(45,714)	17,101
Phathom Pharmaceuticals, Inc.	Morgan Stanley	(12)	(383)	(385)	(2)
Phibro Animal Health Corp., Class A	Morgan Stanley	(3)	(65)	(65)	1
Protagonist Therapeutics, Inc.	Morgan Stanley	(137)	(6,326)	(2,428)	3,892
Quanterix Corp.	Morgan Stanley	(7)	(340)	(349)	(9)
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(496)	(53,498)	(49,903)	3,542
Repligen Corp.	Morgan Stanley	(99)	(20,564)	(28,610)	(8,926)
Revance Therapeutics, Inc.	Morgan Stanley	(585)	(16,081)	(16,298)	(233)
Sangamo Therapeutics, Inc.	Morgan Stanley	(45)	(431)	(405)	24
Seagen, Inc.	Morgan Stanley	(72)	(12,050)	(12,226)	(187)
Sundial Growers, Inc. (Canada)	Morgan Stanley	(52,945)	(38,085)	(35,902)	2,145
Syneos Health, Inc.	Morgan Stanley	(1,985)	(180,278)	(173,648)	6,230
TG Therapeutics, Inc.	Morgan Stanley	(1,090)	(29,120)	(36,275)	(7,609)
Viatris, Inc.	Morgan Stanley	(4,996)	(74,013)	(67,696)	5,122

		(118,981)	(2,763,978)	(2,593,495)	159,785

Retailing
1-800-Flowers.com, Inc., Class A	Morgan Stanley	(381)	(12,546)	(11,624)	909
CarMax, Inc.	Morgan Stanley	(287)	(38,870)	(36,725)	2,107
CarParts.com, Inc.	Morgan Stanley	(700)	(12,256)	(10,927)	1,317
Carvana Co.	Morgan Stanley	(45)	(12,469)	(13,569)	(1,113)
Chewy, Inc.	Morgan Stanley	(98)	(6,684)	(6,675)	2
Children’s Place, Inc. (The)	Morgan Stanley	(371)	(28,729)	(27,921)	743
Designer Brands, Inc., Class A	Morgan Stanley	(4,103)	(58,890)	(57,155)	1,562
Dollar General Corp.	Morgan Stanley	(562)	(123,015)	(119,223)	3,604
Dollar Tree, Inc.	Morgan Stanley	(953)	(95,547)	(91,221)	4,229
Etsy, Inc.	Morgan Stanley	(481)	(105,368)	(100,029)	5,912
Five Below, Inc.	Morgan Stanley	(683)	(129,897)	(120,761)	9,084
Franchise Group, Inc.	Morgan Stanley	(305)	(10,582)	(10,800)	(340)
Gap, Inc. (The)	Morgan Stanley	(14,556)	(368,671)	(330,421)	38,405
GrowGeneration Corp.	Morgan Stanley	(4,019)	(157,764)	(99,149)	58,457
Leslie’s, Inc.	Morgan Stanley	(2,516)	(73,474)	(51,679)	21,721
Monro, Inc.	Morgan Stanley	(1,530)	(71,252)	(87,990)	(18,388)
Murphy U.S.A., Inc.	Morgan Stanley	(1,740)	(247,261)	(291,032)	(45,346)
Nordstrom, Inc.	Morgan Stanley	(2,173)	(79,463)	(57,476)	21,907
Pool Corp.	Morgan Stanley	(121)	(55,633)	(52,564)	2,785
Porch Group, Inc.	Morgan Stanley	(39)	(654)	(690)	(36)
Poshmark, Inc., Class A	Morgan Stanley	(472)	(21,598)	(11,215)	10,362

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Retailing — (continued)
RealReal, Inc. (The)	Morgan Stanley	(3,532)	$(86,777)	$(46,552)	$40,138
Sally Beauty Holdings, Inc.	Morgan Stanley	(6,905)	(117,706)	(116,349)	1,238
Sleep Number Corp.	Morgan Stanley	(36)	(3,706)	(3,365)	337
Stamps.com, Inc.	Morgan Stanley	(531)	(173,037)	(175,118)	(2,256)
Tractor Supply Co.	Morgan Stanley	(2,193)	(417,308)	(444,324)	(28,239)
Vroom, Inc.	Morgan Stanley	(3,045)	(117,059)	(67,203)	49,738
Wayfair, Inc., Class A	Morgan Stanley	(44)	(12,290)	(11,242)	1,087

		(52,421)	(2,638,506)	(2,452,999)	179,926

Semiconductors & Semiconductor Equipment
ACM Research, Inc., Class A	Morgan Stanley	(727)	(68,615)	(79,970)	(11,425)
Ambarella, Inc. (Cayman Islands)	Morgan Stanley	(68)	(6,532)	(10,590)	(4,308)
Analog Devices, Inc.	Morgan Stanley	(1,018)	(178,901)	(170,495)	8,693
CEVA, Inc.	Morgan Stanley	(489)	(21,334)	(20,866)	447
Cirrus Logic, Inc.	Morgan Stanley	(819)	(68,024)	(67,445)	456
CMC Materials, Inc.	Morgan Stanley	(70)	(9,268)	(8,626)	632
Cohu, Inc.	Morgan Stanley	(685)	(25,236)	(21,879)	3,391
Cree, Inc.	Morgan Stanley	(720)	(78,060)	(58,126)	19,856
Diodes, Inc.	Morgan Stanley	(243)	(20,823)	(22,013)	(1,255)
Entegris, Inc.	Morgan Stanley	(1,009)	(125,552)	(127,033)	(1,608)
FormFactor, Inc.	Morgan Stanley	(1,770)	(65,629)	(66,074)	(511)
Lattice Semiconductor Corp.	Morgan Stanley	(221)	(12,797)	(14,288)	(1,518)
Marvell Technology, Inc.	Morgan Stanley	(4,050)	(247,370)	(244,256)	2,865
Microchip Technology, Inc.	Morgan Stanley	(490)	(80,465)	(75,210)	5,264
Silicon Laboratories, Inc.	Morgan Stanley	(858)	(129,003)	(120,257)	8,595
SMART Global Holdings, Inc. (Cayman Islands)	Morgan Stanley	(515)	(25,197)	(22,918)	2,254
Texas Instruments, Inc.	Morgan Stanley	(1,138)	(224,781)	(218,735)	5,895
Universal Display Corp.	Morgan Stanley	(87)	(20,271)	(14,874)	5,820
Veeco Instruments, Inc.	Morgan Stanley	(37)	(833)	(822)	11

		(15,014)	(1,408,691)	(1,364,477)	43,554

Software & Services
8x8, Inc.	Morgan Stanley	(2,489)	(54,392)	(58,218)	(3,880)
Akamai Technologies, Inc.	Morgan Stanley	(115)	(13,597)	(12,028)	1,592
Alarm.com Holdings, Inc.	Morgan Stanley	(314)	(27,190)	(24,552)	2,610
Alliance Data Systems Corp.	Morgan Stanley	(120)	(12,146)	(12,107)	27
Altair Engineering, Inc., Class A	Morgan Stanley	(303)	(17,291)	(20,889)	(3,615)
Alteryx, Inc., Class A	Morgan Stanley	(4,828)	(505,564)	(352,927)	152,128
Anaplan, Inc.	Morgan Stanley	(487)	(31,913)	(29,653)	2,248
Appfolio, Inc., Class A	Morgan Stanley	(525)	(70,588)	(63,210)	7,307
Avaya Holdings Corp.	Morgan Stanley	(1,501)	(32,007)	(29,705)	2,270
Bentley Systems, Inc., Class B	Morgan Stanley	(640)	(44,872)	(38,810)	6,528
BigCommerce Holdings, Inc.	Morgan Stanley	(359)	(19,525)	(18,180)	1,325
Blackbaud, Inc.	Morgan Stanley	(730)	(51,009)	(51,356)	(398)
BlackBerry Ltd. (Canada)	Morgan Stanley	(2,904)	(26,844)	(28,256)	(1,439)
Bottomline Technologies DE, Inc.	Morgan Stanley	(1,966)	(77,512)	(77,224)	209
CDK Global, Inc.	Morgan Stanley	(621)	(26,767)	(26,424)	317
Ceridian HCM Holding, Inc.	Morgan Stanley	(1,062)	(101,960)	(119,602)	(17,980)
Citrix Systems, Inc.	Morgan Stanley	(4,118)	(452,596)	(442,150)	8,565
Concentrix Corp.	Morgan Stanley	(327)	(55,928)	(57,879)	(2,107)

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Conduent, Inc.	Morgan Stanley	(10,829)	$(47,546)	$(71,363)	$(24,117)
Coupa Software, Inc.	Morgan Stanley	(393)	(98,840)	(86,138)	12,602
Digital Turbine, Inc.	Morgan Stanley	(4,243)	(279,336)	(291,706)	(12,652)
Dynatrace, Inc.	Morgan Stanley	(1,144)	(70,490)	(81,190)	(10,771)
Evo Payments, Inc., Class A	Morgan Stanley	(422)	(12,052)	(9,993)	2,047
Fastly, Inc., Class A	Morgan Stanley	(1,287)	(96,732)	(52,046)	44,588
FireEye, Inc.	Morgan Stanley	(7,891)	(141,567)	(140,460)	957
FleetCor Technologies, Inc.	Morgan Stanley	(445)	(118,907)	(116,265)	2,522
Globant S.A. (Luxembourg)	Morgan Stanley	(440)	(115,112)	(123,644)	(9,903)
GoDaddy, Inc., Class A	Morgan Stanley	(404)	(35,627)	(28,159)	7,623
Guidewire Software, Inc.	Morgan Stanley	(606)	(67,832)	(72,035)	(4,272)
InterDigital, Inc.	Morgan Stanley	(134)	(9,537)	(9,088)	440
Jack Henry & Associates, Inc.	Morgan Stanley	(547)	(95,408)	(89,741)	5,397
Jamf Holding Corp.	Morgan Stanley	(939)	(29,938)	(36,170)	(6,263)
JFrog Ltd. (Israel)	Morgan Stanley	(414)	(14,345)	(13,869)	462
LiveRamp Holdings, Inc.	Morgan Stanley	(1,987)	(101,384)	(93,846)	7,442
McAfee Corp., Class A	Morgan Stanley	(458)	(13,392)	(10,126)	496
Medallia, Inc.	Morgan Stanley	(2,640)	(92,822)	(89,417)	3,198
New Relic, Inc.	Morgan Stanley	(411)	(26,428)	(29,497)	(3,149)
Okta, Inc.	Morgan Stanley	(105)	(25,223)	(24,921)	277
Oracle Corp.	Morgan Stanley	(814)	(74,218)	(70,924)	3,219
PagerDuty, Inc.	Morgan Stanley	(821)	(33,843)	(34,006)	(197)
Paylocity Holding Corp.	Morgan Stanley	(399)	(79,103)	(111,880)	(33,657)
Paysafe Ltd. (Bermuda)	Morgan Stanley	(1,930)	(15,710)	(14,958)	737
Ping Identity Holding Corp.	Morgan Stanley	(7,566)	(253,558)	(185,897)	67,897
PROS Holdings, Inc.	Morgan Stanley	(1,549)	(62,980)	(54,959)	7,958
Q2 Holdings, Inc.	Morgan Stanley	(1,282)	(131,970)	(102,739)	29,097
Qualys, Inc.	Morgan Stanley	(83)	(9,854)	(9,237)	616
Rackspace Technology, Inc.	Morgan Stanley	(5,430)	(115,327)	(77,215)	37,997
RingCentral, Inc., Class A.	Morgan Stanley	(1,266)	(314,327)	(275,355)	38,655
Sabre Corp.	Morgan Stanley	(3,224)	(44,742)	(38,172)	6,551
Sailpoint Technologies Holdings, Inc.	Morgan Stanley	(1,024)	(46,713)	(43,909)	2,757
SecureWorks Corp., Class A	Morgan Stanley	(14)	(280)	(278)	2
Shift4 Payments, Inc., Class A	Morgan Stanley	(692)	(61,372)	(53,644)	7,666
Smartsheet, Inc., Class A	Morgan Stanley	(1,496)	(108,352)	(102,955)	5,288
SolarWinds Corp.	Morgan Stanley	(2,477)	(49,419)	(41,440)	4,374
Splunk, Inc.	Morgan Stanley	(18)	(3,291)	(2,605)	683
Sumo Logic, Inc.	Morgan Stanley	(1,459)	(27,089)	(23,519)	3,542
Switch, Inc., Class A	Morgan Stanley	(2,702)	(46,684)	(68,604)	(22,526)
Telos Corp.	Morgan Stanley	(4,141)	(127,757)	(117,687)	9,941
Twilio, Inc., Class A	Morgan Stanley	(367)	(122,193)	(117,091)	4,978
Tyler Technologies, Inc.	Morgan Stanley	(281)	(133,725)	(128,881)	4,704
Upland Software, Inc.	Morgan Stanley	(936)	(38,590)	(31,300)	7,252
Verra Mobility Corp.	Morgan Stanley	(4,664)	(61,289)	(70,286)	(9,130)
VMware, Inc., Class A	Morgan Stanley	(36)	(5,394)	(5,353)	35
Vonage Holdings Corp.	Morgan Stanley	(1,433)	(21,815)	(23,100)	(1,307)
WEX, Inc.	Morgan Stanley	(1,612)	(330,434)	(283,938)	46,163
Yext, Inc.	Morgan Stanley	(11,159)	(224,232)	(134,243)	89,952

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Zendesk, Inc.	Morgan Stanley	(330)	$(41,453)	$(38,409)	$3,002
Zuora, Inc., Class A	Morgan Stanley	(2,276)	(34,686)	(37,736)	(3,117)

		(120,629)	(5,734,619)	(5,233,164)	485,763

Technology Hardware & Equipment
Advanced Energy Industries, Inc.	Morgan Stanley	(212)	(20,135)	(18,603)	1,488
Amphenol Corp., Class A	Morgan Stanley	(1,399)	(103,672)	(102,449)	704
Avnet, Inc.	Morgan Stanley	(2,510)	(104,467)	(92,795)	10,737
Calix, Inc.	Morgan Stanley	(748)	(36,420)	(36,974)	(591)
Ciena Corp.	Morgan Stanley	(1,389)	(76,794)	(71,325)	5,422
CommScope Holding Co., Inc.	Morgan Stanley	(5,157)	(88,304)	(70,084)	18,132
Corsair Gaming, Inc.	Morgan Stanley	(702)	(19,721)	(18,203)	1,517
Dell Technologies, Inc., Class C	Morgan Stanley	(830)	(86,348)	(86,353)	(92)
Fabrinet (Cayman Islands)	Morgan Stanley	(1,082)	(80,883)	(110,916)	(30,527)
FARO Technologies, Inc.	Morgan Stanley	(467)	(30,013)	(30,733)	(750)
Infinera Corp.	Morgan Stanley	(2,442)	(17,846)	(20,317)	(2,512)
Inseego Corp.	Morgan Stanley	(6,603)	(63,512)	(43,976)	19,472
Insight Enterprises, Inc.	Morgan Stanley	(1,170)	(87,407)	(105,394)	(18,074)
IPG Photonics Corp.	Morgan Stanley	(132)	(29,415)	(20,909)	8,749
Jabil, Inc.	Morgan Stanley	(1,939)	(115,466)	(113,179)	2,086
Littelfuse, Inc.	Morgan Stanley	(74)	(19,738)	(20,222)	(580)
MicroVision, Inc.	Morgan Stanley	(3,626)	(51,399)	(40,067)	11,280
National Instruments Corp.	Morgan Stanley	(2,504)	(106,341)	(98,232)	6,872
nLight, Inc.	Morgan Stanley	(1,836)	(44,517)	(51,757)	(7,284)
Novanta, Inc. (Canada)	Morgan Stanley	(136)	(18,214)	(21,012)	(2,816)
Rogers Corp.	Morgan Stanley	(80)	(16,062)	(14,918)	1,128
Super Micro Computer, Inc.	Morgan Stanley	(508)	(18,194)	(18,578)	(402)
Teledyne Technologies, Inc.	Morgan Stanley	(783)	(349,245)	(336,361)	12,532
Viasat, Inc.	Morgan Stanley	(834)	(35,606)	(45,928)	(10,359)

		(37,163)	(1,619,719)	(1,589,285)	26,132

Telecommunication Services
Bandwidth, Inc., Class A.	Morgan Stanley	(229)	(24,225)	(20,674)	3,526
Cogent Communications Holdings, Inc.	Morgan Stanley	(252)	(17,448)	(17,852)	(1,134)
Globalstar, Inc.	Morgan Stanley	(52,848)	(78,881)	(88,256)	(9,531)
Shenandoah Telecommunications Co.	Morgan Stanley	(648)	(29,009)	(20,464)	932
United States Cellular Corp.	Morgan Stanley	(488)	(17,939)	(15,562)	2,359

		(54,465)	(167,502)	(162,808)	(3,848)

Transportation
Air Transport Services Group, Inc.	Morgan Stanley	(3,493)	(89,591)	(90,154)	(656)
Canadian National Railway Co. (Canada)	Morgan Stanley	(2,817)	(328,791)	(325,786)	844
CH Robinson Worldwide, Inc.	Morgan Stanley	(2,841)	(274,797)	(247,167)	25,158
Hawaiian Holdings, Inc.	Morgan Stanley	(1,560)	(32,992)	(33,790)	(992)
JB Hunt Transport Services, Inc.	Morgan Stanley	(250)	(42,243)	(41,805)	328
JetBlue Airways Corp.	Morgan Stanley	(1,120)	(20,793)	(17,125)	3,647
Kirby Corp.	Morgan Stanley	(123)	(7,837)	(5,899)	1,930
Knight-Swift Transportation Holdings, Inc.	Morgan Stanley	(524)	(25,789)	(26,803)	(1,083)
Landstar System, Inc.	Morgan Stanley	(949)	(158,596)	(149,771)	8,556
Marten Transport Ltd.	Morgan Stanley	(34)	(540)	(533)	6

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND

Portfolio of Investments (Concluded)

September 30, 2021

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Transportation — (continued)
TFI International, Inc. (Canada)	Morgan Stanley	(444)	$(49,342)	$(45,368)	$3,823
Uber Technologies, Inc.	Morgan Stanley	(293)	(15,030)	(13,126)	1,928

		(14,448)	(1,046,341)	(997,327)	43,489

Utilities
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(8,285)	(129,101)	(121,458)	4,092
ALLETE, Inc.	Morgan Stanley	(1,375)	(74,196)	(81,840)	(11,298)
Alliant Energy Corp.	Morgan Stanley	(349)	(21,495)	(19,537)	1,937
Ameren Corp.	Morgan Stanley	(746)	(62,595)	(60,426)	875
American States Water Co.	Morgan Stanley	(11)	(953)	(941)	12
Avangrid, Inc.	Morgan Stanley	(1,197)	(59,153)	(58,174)	(499)
Black Hills Corp.	Morgan Stanley	(1,488)	(94,468)	(93,387)	(903)
Brookfield Renewable Corp., Class A (Canada)	Morgan Stanley	(882)	(36,603)	(34,230)	1,979
CenterPoint Energy, Inc.	Morgan Stanley	(2,581)	(68,727)	(63,493)	4,765
Clearway Energy, Inc., Class A	Morgan Stanley	(870)	(22,499)	(24,534)	(2,560)
Consolidated Edison, Inc.	Morgan Stanley	(378)	(28,601)	(27,439)	532
Duke Energy Corp.	Morgan Stanley	(135)	(13,667)	(13,175)	710
Edison International	Morgan Stanley	(5,572)	(319,638)	(309,079)	6,197
Entergy Corp.	Morgan Stanley	(1,106)	(120,434)	(109,837)	9,674
Evergy, Inc.	Morgan Stanley	(2,806)	(187,641)	(174,533)	11,418
Eversource Energy	Morgan Stanley	(1,274)	(113,652)	(104,162)	8,254
New Jersey Resources Corp.	Morgan Stanley	(400)	(12,834)	(13,924)	(1,736)
NextEra Energy, Inc.	Morgan Stanley	(572)	(46,531)	(44,913)	1,344
NiSource, Inc.	Morgan Stanley	(7,725)	(196,813)	(187,177)	8,394
Northwest Natural Holding Co.	Morgan Stanley	(982)	(49,302)	(45,162)	3,181
NorthWestern Corp.	Morgan Stanley	(648)	(41,518)	(37,130)	3,442
OGE Energy Corp.	Morgan Stanley	(2,295)	(79,913)	(75,643)	3,533
Ormat Technologies, Inc.	Morgan Stanley	(565)	(46,442)	(37,635)	8,668
Pinnacle West Capital Corp.	Morgan Stanley	(2,362)	(185,793)	(170,914)	13,942
PNM Resources, Inc.	Morgan Stanley	(748)	(36,742)	(37,011)	(648)
Portland General Electric Co.	Morgan Stanley	(1,406)	(68,063)	(66,068)	656
Sempra Energy	Morgan Stanley	(693)	(94,966)	(87,665)	5,100
SJW Group.	Morgan Stanley	(406)	(25,808)	(26,820)	(1,549)
South Jersey Industries, Inc.	Morgan Stanley	(2,534)	(66,151)	(53,873)	11,116
Southwest Gas Holdings, Inc.	Morgan Stanley	(1,465)	(98,416)	(97,979)	(507)
Spire, Inc.	Morgan Stanley	(678)	(47,870)	(41,480)	5,815
Vistra Corp.	Morgan Stanley	(13,224)	(230,051)	(226,130)	359
WEC Energy Group, Inc.	Morgan Stanley	(177)	(15,444)	(15,611)	(539)
Xcel Energy, Inc.	Morgan Stanley	(2,215)	(149,713)	(138,438)	10,396

		(68,150)	(2,845,793)	(2,699,818)	106,152

Total Reference Entity — Short			(40,509,407)	(38,458,260)	1,866,051

Net Value of Reference Entity			$(31,237,310)	$(28,090,470)	$3,056,022

*	Includes $(90,818) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 82.5%
Automobiles & Components — 0.3%
Aptiv PLC (Jersey)*	2,455	$365,721
Ford Motor Co.(a)*	21,455	303,803
General Motors Co.(a)*	13,740	724,236

		1,393,760

Banks — 2.1%
Bank of America Corp.(a)	24,890	1,056,580
Citigroup, Inc.	6,280	440,730
Fifth Third BanCorp.	3,595	152,572
First Republic Bank	7,356	1,418,825
JPMorgan Chase & Co.(a)	20,709	3,389,856
PNC Financial Services Group, Inc. (The)	6,179	1,208,860
Regions Financial Corp.(a)	36,573	779,371
SVB Financial Group*	412	266,515
Wells Fargo & Co.	17,400	807,534

		9,520,843

Capital Goods — 6.6%
3M Co.(a)	9,413	1,651,228
AMETEK, Inc.	756	93,752
Carrier Global Corp.	15,849	820,344
Caterpillar, Inc.	11,712	2,248,353
Cummins, Inc.(a)	6,333	1,422,138
Deere & Co.	1,115	373,603
Dover Corp.	5,063	787,297
Eaton Corp. PLC (Ireland)	5,032	751,328
Emerson Electric Co.(a)	23,821	2,243,938
Fortive Corp.	1,847	130,343
General Dynamics Corp.(a)	8,431	1,652,729
General Electric Co.(a)	14,376	1,481,159
Howmet Aerospace, Inc.	2,158	67,330
Huntington Ingalls Industries, Inc.	3,653	705,248
Illinois Tool Works, Inc.	1,776	366,975
Ingersoll Rand, Inc.(a)*	15,981	805,602
Johnson Controls International PLC (Ireland)	27,317	1,859,741
L3Harris Technologies, Inc.(a)	2,968	653,672
Lockheed Martin Corp.(a)	7,283	2,513,363
Northrop Grumman Corp.(a)	3,840	1,382,976
Parker-Hannifin Corp.(a)	4,758	1,330,432
Pentair PLC (Ireland)	912	66,239
Roper Technologies, Inc.	515	229,757
Snap-on, Inc.	9,169	1,915,863
Stanley Black & Decker, Inc.(a)	5,988	1,049,756
Textron, Inc.(a)	17,346	1,210,924

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Trane Technologies PLC (Ireland)	6,434	$1,110,830
WW Grainger, Inc.(a)	3,699	1,453,929

		30,378,849

Commercial & Professional Services — 1.4%
Cintas Corp.(a)	414	157,593
Jacobs Engineering Group, Inc.(a)	12,333	1,634,493
Nielsen Holdings PLC (United Kingdom)	120,320	2,308,941
Republic Services, Inc.	11,213	1,346,233
Robert Half International, Inc.	701	70,331
Waste Management, Inc.(a)	5,995	895,413

		6,413,004

Consumer Durables & Apparel — 1.9%
DR Horton, Inc.	3,546	297,758
Garmin Ltd. (Switzerland)	2,176	338,281
Hanesbrands, Inc.	71,902	1,233,838
Hasbro, Inc.	3,086	275,333
Lennar Corp., Class A	802	75,131
Mohawk Industries, Inc.*	14,333	2,542,674
Newell Brands, Inc.	11,464	253,813
NIKE, Inc., Class B	6,138	891,422
Ralph Lauren Corp.(a)	12,135	1,347,470
Tapestry, Inc.(a)	37,246	1,378,847
Whirlpool Corp.	652	132,917

		8,767,484

Consumer Services — 1.9%
Marriott International, Inc., Class A(a)*	5,659	838,041
McDonald’s Corp.(a)	9,740	2,348,412
Penn National Gaming, Inc.(a)*	35,607	2,580,083
Starbucks Corp.(a)	6,834	753,859
Yum! Brands, Inc.	18,020	2,204,026

		8,724,421

Diversified Financials — 3.6%
American Express Co.	5,283	885,061
Ameriprise Financial, Inc.(a)	1,452	383,502
Berkshire Hathaway, Inc., Class B*	1,686	460,177
BlackRock, Inc.	2,542	2,131,874
Capital One Financial Corp.(a)	5,581	903,955
Charles Schwab Corp. (The)(a)	9,435	687,245
Discover Financial Services	449	55,160
Franklin Resources, Inc.	67,891	2,017,720
Goldman Sachs Group, Inc. (The)	3,118	1,178,698
Intercontinental Exchange, Inc.	2,970	341,015

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Invesco Ltd. (Bermuda)	11,680	$281,605
Moody’s Corp.(a)	3,573	1,268,808
Nasdaq, Inc.	8,117	1,566,743
Raymond James Financial, Inc.(a)	10,295	950,023
S&P Global, Inc.(a)	2,706	1,149,752
T Rowe Price Group, Inc.	11,466	2,255,362

		16,516,700

Energy — 3.9%
APA Corp.(a)	109,139	2,338,849
Chevron Corp.	3,038	308,205
EOG Resources, Inc.(a)	31,813	2,553,629
Exxon Mobil Corp.(a)	41,333	2,431,207
Halliburton Co.	6,405	138,476
Hess Corp.(a)	25,832	2,017,738
Kinder Morgan, Inc.	14,775	247,186
Marathon Oil Corp.(a)	151,599	2,072,358
Marathon Petroleum Corp.(a)	43,165	2,668,029
Occidental Petroleum Corp.(a)	40,719	1,204,468
ONEOK, Inc.(a)	18,262	1,059,013
Williams Cos., Inc. (The)(a)	24,455	634,363

		17,673,521

Food & Staples Retailing — 1.1%
Kroger Co. (The)	9,059	366,255
Sysco Corp.	182	14,287
Walgreens Boots Alliance, Inc.(a)	8,419	396,114
Walmart, Inc.	29,521	4,114,637

		4,891,293

Food, Beverage & Tobacco — 4.3%
Altria Group, Inc.(a)	23,027	1,048,189
Archer-Daniels-Midland Co.	13,990	839,540
Campbell Soup Co.(a)	5,602	234,220
Coca-Cola Co. (The)(a)	42,923	2,252,170
Conagra Brands, Inc.(a)	21,470	727,189
Constellation Brands, Inc., Class A(a)	9,749	2,054,017
General Mills, Inc.(a)	17,893	1,070,359
Hershey Co. (The)(a)	8,428	1,426,439
JM Smucker Co. (The)(a)	1,441	172,963
Kellogg Co.(a)	15,790	1,009,297
Kraft Heinz Co. (The)(a)	59,459	2,189,280
Molson Coors Beverage Co., Class B(a)	10,575	490,468
Mondelez International, Inc., Class A(a)	30,953	1,800,846
PepsiCo, Inc.(a)	10,334	1,554,337

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Philip Morris International, Inc.	12,600	$1,194,354
Tyson Foods, Inc., Class A(a)	21,664	1,710,156

		19,773,824

Health Care Equipment & Services — 5.2%
Abbott Laboratories(a)	11,797	1,393,580
Align Technology, Inc.(a)*	293	194,971
AmerisourceBergen Corp.(a)	6,861	819,547
Anthem, Inc.(a)	3,832	1,428,570
Baxter International, Inc.(a)	3,005	241,692
Becton Dickinson and Co.(a)	5,130	1,261,057
Boston Scientific Corp.(a)*	13,239	574,440
Centene Corp.*	2,567	159,950
Cerner Corp.	3,389	238,992
Cigna Corp.(a)	3,424	685,348
CVS Health Corp.	13,983	1,186,597
Danaher Corp.	3,758	1,144,086
DaVita, Inc.*	384	44,644
DENTSPLY SIRONA, Inc.	2,665	154,703
HCA Healthcare, Inc.	8,842	2,146,130
Hologic, Inc.*	34,001	2,509,614
Laboratory Corp. of America Holdings*	3,214	904,548
McKesson Corp.(a)	8,893	1,773,086
Medtronic PLC (Ireland)	18,920	2,371,622
Quest Diagnostics, Inc.	3,242	471,095
Stryker Corp.(a)	4,970	1,310,688
UnitedHealth Group, Inc.(a)	7,719	3,016,122

		24,031,082

Household & Personal Products — 1.8%
Colgate-Palmolive Co.(a)	29,882	2,258,482
Estee Lauder Cos., Inc. (The), Class A	1,042	312,527
Kimberly-Clark Corp.(a)	9,612	1,273,013
Procter & Gamble Co. (The)	31,942	4,465,492

		8,309,514

Insurance — 2.0%
Aflac, Inc.(a)	24,285	1,265,977
Allstate Corp. (The)(a)	7,092	902,882
American International Group, Inc.	7,762	426,056
Aon PLC, Class A (Ireland)	2,841	811,872
Arthur J Gallagher & Co.(a)	5,586	830,359
Assurant, Inc.	260	41,015
Brown & Brown, Inc.	10,446	579,231
Chubb Ltd. (Switzerland)	3,856	668,939
Loews Corp.(a)	16,374	883,050

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Marsh & McLennan Cos., Inc.	10,174	$1,540,649
MetLife, Inc.	6,045	373,158
Principal Financial Group, Inc.	154	9,918
Prudential Financial, Inc.	1,273	133,919
Travelers Cos., Inc. (The)(a)	3,262	495,857

		8,962,882

Materials — 3.7%
Avery Dennison Corp.(a)	6,459	1,338,369
CF Industries Holdings, Inc.(a)	25,602	1,429,104
Dow, Inc.(a)	9,542	549,237
DuPont de Nemours, Inc.(a)	37,586	2,555,472
Eastman Chemical Co.	4,258	428,951
Freeport-McMoRan, Inc.	25,035	814,389
International Paper Co.	29,019	1,622,742
Linde PLC (Ireland)	6,636	1,946,870
LyondellBasell Industries NV, Class A (Netherlands)	6,875	645,219
Mosaic Co. (The)	65,363	2,334,766
Newmont Corp.(a)	5,632	305,818
Nucor Corp.	8,012	789,102
Sherwin-Williams Co. (The)	5,307	1,484,527
Westrock Co.(a)	11,737	584,855

		16,829,421

Media & Entertainment — 5.4%
Activision Blizzard, Inc.(a)	6,976	539,873
Alphabet, Inc., Class A*	2,639	7,055,419
Charter Communications, Inc., Class A*	598	435,081
Comcast Corp., Class A(a)	12,802	716,016
DISH Network Corp., Class A(a)*	32,059	1,393,284
Electronic Arts, Inc.	1,476	209,961
Facebook, Inc., Class A*	26,333	8,937,157
Fox Corp., Class A(a)	19,882	797,467
Interpublic Group of Cos., Inc. (The).	25,923	950,596
Netflix, Inc.*	2,168	1,323,217
News Corp., Class A	996	23,436
Omnicom Group, Inc.	5,813	421,210
Take-Two Interactive Software, Inc.*	630	97,064
Twitter, Inc.*	2,083	125,792
ViacomCBS, Inc., Class B(a)	12,164	480,600
Walt Disney Co. (The)*	5,941	1,005,039

		24,511,212

Pharmaceuticals, Biotechnology & Life Sciences — 5.0%
AbbVie, Inc.(a)	27,673	2,985,087
Agilent Technologies, Inc.(a)	5,250	827,032

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Biogen, Inc.(a)*	2,033	$575,319
Bristol-Myers Squibb Co.(a)	6,997	414,012
Eli Lilly and Co.(a)	1,934	446,851
Gilead Sciences, Inc.(a)	33,421	2,334,457
Illumina, Inc.*	607	246,205
Incyte Corp.*	909	62,521
Johnson & Johnson(a)	15,332	2,476,118
Merck & Co., Inc.(a)	34,065	2,558,622
Organon & Co.(a)	76,808	2,518,534
PerkinElmer, Inc.	11,550	2,001,499
Pfizer, Inc.	76,475	3,289,190
Regeneron Pharmaceuticals, Inc.*	723	437,545
Thermo Fisher Scientific, Inc.	317	181,112
Waters Corp.*	4,173	1,491,013

		22,845,117

Real Estate — 2.6%
Alexandria Real Estate Equities, Inc., REIT(a)	9,920	1,895,414
American Tower Corp., REIT	1,498	397,584
AvalonBay Communities, Inc., REIT	2,797	619,927
CBRE Group, Inc., Class A*	357	34,758
Crown Castle International Corp., REIT	1,721	298,284
Duke Realty Corp., REIT(a)	14,251	682,195
Extra Space Storage, Inc., REIT	5,187	871,364
Iron Mountain, Inc., REIT(a)	10,825	470,346
Kimco Realty Corp., REIT(a)	35,810	743,057
Mid-America Apartment Communities, Inc., REIT	4,002	747,373
Public Storage, REIT(a)	3,399	1,009,843
SBA Communications Corp., REIT	443	146,443
Simon Property Group, Inc., REIT	4,882	634,514
UDR, Inc., REIT(a)	9,867	522,754
Welltower, Inc., REIT	3,920	323,008
Weyerhaeuser Co., REIT	75,210	2,675,220

		12,072,084

Retailing — 6.6%
Advance Auto Parts, Inc.	6,646	1,388,283
Amazon.com, Inc.(a)*	4,085	13,419,388
AutoZone, Inc.(a)*	735	1,248,023
Bath & Body Works, Inc.	7,895	497,622
Best Buy Co., Inc.	4,395	464,596
Dollar Tree, Inc.(a)*	1,534	146,835
eBay, Inc.(a)	17,920	1,248,486

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Genuine Parts Co.(a)	12,184	$1,477,066
Home Depot, Inc. (The)	8,617	2,828,616
LKQ Corp.*	43,196	2,173,623
Lowe’s Cos., Inc.	3,279	665,178
O’Reilly Automotive, Inc.(a)*	2,134	1,304,002
Ross Stores, Inc.(a)	9,725	1,058,566
Target Corp.	10,288	2,353,586

		30,273,870

Semiconductors & Semiconductor Equipment — 3.4%
Analog Devices, Inc.(a)	4,305	721,001
Applied Materials, Inc.	13,476	1,734,765
Broadcom, Inc.	188	91,167
Intel Corp.(a)	59,940	3,193,603
KLA Corp.	1,466	490,392
Lam Research Corp.(a)	2,290	1,303,354
Micron Technology, Inc.(a)	21,105	1,498,033
NVIDIA Corp.	6,057	1,254,768
NXP Semiconductors NV (Netherlands)	3,825	749,203
Qorvo, Inc.(a)*	5,561	929,744
QUALCOMM, Inc.(a)	12,637	1,629,920
Skyworks Solutions, Inc.	2,033	334,998
Texas Instruments, Inc.(a)	7,410	1,424,276

		15,355,224

Software & Services — 10.3%
Accenture PLC, Class A (Ireland)	1,353	432,852
Adobe, Inc.*	3,101	1,785,308
ANSYS, Inc.*	276	93,964
Autodesk, Inc.*	2,270	647,336
Automatic Data Processing, Inc.(a)	10,043	2,007,797
Broadridge Financial Solutions, Inc.(a)	6,685	1,113,988
Cadence Design Systems, Inc.*	1,041	157,649
Cognizant Technology Solutions Corp., Class A	866	64,266
DXC Technology Co.(a)*	42,076	1,414,174
Fiserv, Inc.(a)*	5,805	629,842
Gartner, Inc.(a)*	1,627	494,413
International Business Machines Corp.(a)	9,483	1,317,473
Intuit, Inc.(a)	3,114	1,680,034
Mastercard, Inc., Class A	6,706	2,331,542
Microsoft Corp.(a)	70,381	19,841,811
Oracle Corp.	23,951	2,086,851
Paychex, Inc.(a)	14,708	1,653,915

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
PayPal Holdings, Inc.*	6,625	$1,723,891
PTC, Inc.*	1,504	180,164
salesforce.com, Inc.*	5,494	1,490,083
ServiceNow, Inc.*	511	317,980
Synopsys, Inc.*	892	267,074
VeriSign, Inc.*	2,040	418,220
Visa, Inc., Class A(a)	12,017	2,676,787
Western Union Co. (The)(a)	117,524	2,376,335

		47,203,749

Technology Hardware & Equipment — 3.1%
Apple, Inc.(a)	18,492	2,616,618
CDW Corp.	700	127,414
Cisco Systems, Inc.	47,970	2,611,007
Corning, Inc.(a)	54,985	2,006,402
HP, Inc.	12,833	351,111
Juniper Networks, Inc.	28,115	773,725
Keysight Technologies, Inc.*	8,093	1,329,599
NetApp, Inc.	15,920	1,428,979
Seagate Technology Holdings PLC (Ireland)	2,842	234,522
TE Connectivity Ltd. (Switzerland)	11,567	1,587,224
Zebra Technologies Corp., Class A(a)*	2,541	1,309,682

		14,376,283

Telecommunication Services — 1.2%
AT&T, Inc.(a)	105,408	2,847,070
Lumen Technologies, Inc.(a)	21,928	271,688
T-Mobile US, Inc.(a)*	4,991	637,650
Verizon Communications, Inc.(a)	29,539	1,595,402

		5,351,810

Transportation — 1.8%
Alaska Air Group, Inc.*	956	56,022
CSX Corp.(a)	51,577	1,533,900
Expeditors International of Washington, Inc.	11,828	1,409,070
JB Hunt Transport Services, Inc.	1,016	169,895
Norfolk Southern Corp.(a)	2,795	668,704
Union Pacific Corp.(a)	7,737	1,516,529
United Parcel Service, Inc., Class B(a)	15,295	2,785,219

		8,139,339

Utilities — 3.3%
AES Corp. (The)	181	4,132
Dominion Energy, Inc.(a)	38,375	2,802,143

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Exelon Corp.(a)	48,055	$2,322,979
NRG Energy, Inc.	81,241	3,317,070
PPL Corp.(a)	130,571	3,640,319
Public Service Enterprise Group, Inc.(a)	49,515	3,015,463
Southern Co. (The)	2,932	181,696

		15,283,802

TOTAL COMMON STOCKS (Cost $317,435,357)		377,599,088

AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY — 12.4%
Gotham Enhanced 500 ETF*	2,446,000	56,600,440

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY (Cost $56,506,063)		56,600,440

TOTAL INVESTMENTS - 94.9% (Cost $373,941,420)		434,199,528

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.1%		23,227,173

NET ASSETS - 100.0%		$457,426,701

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

ETF – Exchange-Traded Fund

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Over-the-counter total return swaps outstanding as of September 30, 2021

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between July 29, 2024 and July 6, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 4.4% of net assets as of September 30, 2021.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2021:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	2,950	$441,146	$439,462	$(3,074)
Ford Motor Co.	Morgan Stanley	98,567	1,123,276	1,395,709	272,814
General Motors Co.	Morgan Stanley	27,578	1,170,345	1,453,636	282,373

		129,095	2,734,767	3,288,807	552,113

Banks
Bank of America Corp.	Morgan Stanley	36,992	1,266,450	1,570,310	334,699
Citigroup, Inc.	Morgan Stanley	6,414	437,774	450,135	13,251
Fifth Third Bancorp	Morgan Stanley	24,539	598,044	1,041,435	475,889
First Republic Bank	Morgan Stanley	8,983	1,415,892	1,732,641	321,251
JPMorgan Chase & Co.	Morgan Stanley	23,257	3,223,377	3,806,938	651,290
PNC Financial Services Group, Inc. (The)	Morgan Stanley	6,341	967,510	1,240,553	310,030
Regions Financial Corp.	Morgan Stanley	37,211	755,518	792,966	47,472
SVB Financial Group	Morgan Stanley	3,425	1,328,046	2,215,564	887,992
Wells Fargo & Co.	Morgan Stanley	62,311	1,871,126	2,891,854	1,042,781

		209,473	11,863,737	15,742,396	4,084,655

Capital Goods
3M Co.	Morgan Stanley	9,498	1,548,230	1,666,139	184,171
AMETEK, Inc.	Morgan Stanley	843	107,770	104,540	(2,920)
Carrier Global Corp.	Morgan Stanley	16,173	914,253	837,114	(76,850)
Caterpillar, Inc.	Morgan Stanley	9,576	1,881,878	1,838,305	(26,101)
Cummins, Inc.	Morgan Stanley	5,418	1,008,260	1,216,666	257,488
Deere & Co.	Morgan Stanley	2,076	433,970	695,605	269,570
Dover Corp.	Morgan Stanley	5,321	652,603	827,416	184,972
Eaton Corp. PLC (Ireland)	Morgan Stanley	6,586	1,023,937	983,356	(31,490)
Emerson Electric Co.	Morgan Stanley	26,589	2,330,709	2,504,684	219,228
Fortive Corp.	Morgan Stanley	1,903	116,663	134,295	19,854
General Dynamics Corp.	Morgan Stanley	8,890	1,476,298	1,742,707	295,058
General Electric Co.	Morgan Stanley	16,533	1,732,202	1,703,395	(26,830)
Howmet Aerospace, Inc.	Morgan Stanley	35,075	469,454	1,094,340	626,521
Huntington Ingalls Industries, Inc.	Morgan Stanley	3,972	808,635	766,834	(39,250)
Illinois Tool Works, Inc.	Morgan Stanley	1,850	402,138	382,266	(19,175)
Ingersoll Rand, Inc.	Morgan Stanley	19,667	994,981	991,413	(3,243)
Johnson Controls International PLC (Ireland)	Morgan Stanley	33,577	1,665,504	2,285,922	654,655
L3Harris Technologies, Inc.	Morgan Stanley	3,315	644,495	730,096	92,851

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Lockheed Martin Corp.	Morgan Stanley	5,990	$2,123,754	$2,067,149	$(22,928)
Northrop Grumman Corp.	Morgan Stanley	5,824	1,933,916	2,097,514	183,901
Parker-Hannifin Corp.	Morgan Stanley	4,974	1,313,890	1,390,830	87,526
Pentair PLC (Ireland)	Morgan Stanley	13,431	605,931	975,494	385,787
Roper Technologies, Inc.	Morgan Stanley	588	227,794	262,324	35,736
Snap-on, Inc.	Morgan Stanley	9,708	1,414,661	2,028,487	665,001
Stanley Black & Decker, Inc.	Morgan Stanley	6,041	1,129,216	1,059,048	(64,543)
Textron, Inc.	Morgan Stanley	17,698	1,196,426	1,235,497	40,164
Trane Technologies PLC (Ireland)	Morgan Stanley	7,798	1,163,047	1,346,325	206,533
United Rentals, Inc.	Morgan Stanley	1,428	284,830	501,128	216,304
WW Grainger, Inc.	Morgan Stanley	4,001	1,603,809	1,572,633	(18,290)

		284,343	31,209,254	35,041,522	4,293,700

Commercial & Professional Services
Cintas Corp.	Morgan Stanley	446	164,268	169,774	6,659
Jacobs Engineering Group, Inc.	Morgan Stanley	12,307	1,637,723	1,631,047	(5,776)
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	139,427	3,076,511	2,675,604	(383,656)
Republic Services, Inc.	Morgan Stanley	12,424	1,093,780	1,491,625	424,566
Robert Half International, Inc.	Morgan Stanley	4,737	296,860	475,263	185,010
Waste Management, Inc.	Morgan Stanley	6,116	912,728	913,486	4,277

		175,457	7,181,870	7,356,799	231,080

Consumer Durables & Apparel
DR Horton, Inc.	Morgan Stanley	1,832	165,041	153,833	(10,037)
Garmin Ltd. (Switzerland)	Morgan Stanley	2,837	376,386	441,040	74,460
Hanesbrands, Inc.	Morgan Stanley	73,648	967,423	1,263,800	336,383
Hasbro, Inc.	Morgan Stanley	2,967	277,446	264,716	(16,532)
Lennar Corp., Class A	Morgan Stanley	2,465	166,790	230,921	66,391
Mohawk Industries, Inc.	Morgan Stanley	14,116	2,068,012	2,504,178	436,971
Newell Brands, Inc.	Morgan Stanley	11,665	221,453	258,263	55,713
NIKE, Inc., Class B	Morgan Stanley	6,398	602,339	929,182	339,159
Ralph Lauren Corp.	Morgan Stanley	12,375	1,444,790	1,374,120	(61,355)
Tapestry, Inc.	Morgan Stanley	61,482	2,425,252	2,276,064	(133,761)
Whirlpool Corp.	Morgan Stanley	3,155	430,674	643,178	229,474

		192,940	9,145,606	10,339,295	1,316,866

Consumer Services
Marriott International, Inc., Class A	Morgan Stanley	6,098	814,101	903,053	89,195
McDonald’s Corp.	Morgan Stanley	11,596	2,407,969	2,795,912	475,195
Penn National Gaming, Inc.	Morgan Stanley	36,315	2,661,493	2,631,385	(29,039)
Starbucks Corp.	Morgan Stanley	6,428	718,047	709,073	(5,673)
Yum! Brands, Inc.	Morgan Stanley	18,600	1,676,022	2,274,966	644,804

		79,037	8,277,632	9,314,389	1,174,482

Diversified Financials
American Express Co.	Morgan Stanley	5,581	938,750	934,985	(3,466)
Ameriprise Financial, Inc.	Morgan Stanley	1,886	451,666	498,130	50,650
Berkshire Hathaway, Inc., Class B	Morgan Stanley	24,489	4,870,490	6,684,028	1,821,737
BlackRock, Inc.	Morgan Stanley	2,954	2,136,729	2,477,402	425,918
Capital One Financial Corp.	Morgan Stanley	8,311	1,253,576	1,346,133	103,515
Charles Schwab Corp. (The)	Morgan Stanley	8,946	617,499	651,627	39,154

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Diversified Financials — (continued)
Discover Financial Services	Morgan Stanley	9,140	$713,366	$1,122,849	$423,584
Franklin Resources, Inc.	Morgan Stanley	72,919	2,030,071	2,167,153	193,800
Goldman Sachs Group, Inc. (The)	Morgan Stanley	5,481	1,585,713	2,071,982	518,560
Intercontinental Exchange, Inc.	Morgan Stanley	3,473	388,476	398,770	20,567
Invesco Ltd. (Bermuda)	Morgan Stanley	108,843	1,326,849	2,624,205	1,373,494
Moody’s Corp.	Morgan Stanley	3,683	1,382,245	1,307,870	(71,647)
Nasdaq, Inc.	Morgan Stanley	10,160	1,380,231	1,961,083	617,028
Raymond James Financial, Inc.	Morgan Stanley	10,416	907,029	961,188	59,556
S&P Global, Inc.	Morgan Stanley	3,063	1,096,419	1,301,438	213,085
T Rowe Price Group, Inc.	Morgan Stanley	11,879	1,787,282	2,336,599	640,520

		291,224	22,866,391	28,845,442	6,426,055

Energy
APA Corp.	Morgan Stanley	138,870	2,160,524	2,975,984	817,880
Chevron Corp.	Morgan Stanley	1,597	87,917	162,016	86,537
ConocoPhillips	Morgan Stanley	16,592	490,913	1,124,440	655,031
EOG Resources, Inc.	Morgan Stanley	33,696	1,796,735	2,704,778	949,138
Exxon Mobil Corp.	Morgan Stanley	42,023	2,409,708	2,471,793	98,924
Halliburton Co.	Morgan Stanley	54,861	729,716	1,186,095	465,103
Hess Corp.	Morgan Stanley	24,895	1,897,125	1,944,548	48,190
Kinder Morgan, Inc.	Morgan Stanley	14,963	209,546	250,331	82,601
Marathon Oil Corp.	Morgan Stanley	259,632	2,877,592	3,549,169	693,784
Marathon Petroleum Corp.	Morgan Stanley	44,246	2,552,986	2,734,845	196,169
Occidental Petroleum Corp.	Morgan Stanley	44,749	1,133,300	1,323,675	192,442
ONEOK, Inc.	Morgan Stanley	18,633	977,567	1,080,528	103,277
Phillips 66.	Morgan Stanley	2	120	140	(92)
Williams Cos., Inc. (The)	Morgan Stanley	24,958	483,017	647,411	208,876

		719,717	17,806,766	22,155,753	4,597,860

Food & Staples Retailing
Kroger Co. (The)	Morgan Stanley	9,260	341,131	374,382	40,596
Sysco Corp.	Morgan Stanley	130	9,813	10,205	3,861
Walgreens Boots Alliance, Inc.	Morgan Stanley	8,576	382,001	403,501	30,228
Walmart, Inc.	Morgan Stanley	25,444	3,028,375	3,546,385	612,693

		43,410	3,761,320	4,334,473	687,378

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	23,619	965,592	1,075,137	211,214
Archer-Daniels-Midland Co.	Morgan Stanley	10,744	531,688	644,747	126,429
Campbell Soup Co.	Morgan Stanley	5,975	245,048	249,815	9,303
Coca-Cola Co. (The)	Morgan Stanley	54,121	2,712,352	2,839,729	217,165
Conagra Brands, Inc.	Morgan Stanley	25,733	899,573	871,577	(8,461)
Constellation Brands, Inc., Class A	Morgan Stanley	10,613	2,097,142	2,236,053	166,291
General Mills, Inc.	Morgan Stanley	19,453	1,104,586	1,163,678	99,797
Hershey Co. (The)	Morgan Stanley	10,088	1,624,842	1,707,394	98,362
JM Smucker Co. (The)	Morgan Stanley	1,471	167,347	176,564	22,422
Kellogg Co.	Morgan Stanley	17,224	1,066,551	1,100,958	58,572
Kraft Heinz Co. (The)	Morgan Stanley	59,624	2,083,982	2,195,356	181,009
Molson Coors Beverage Co., Class B	Morgan Stanley	10,779	442,504	499,930	60,874
Mondelez International, Inc., Class A	Morgan Stanley	31,295	1,792,242	1,820,743	55,211
PepsiCo, Inc.	Morgan Stanley	9,739	1,425,458	1,464,843	63,180

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
Philip Morris International, Inc.	Morgan Stanley	13,611	$1,087,601	$1,290,187	$278,458
Tyson Foods, Inc., Class A	Morgan Stanley	22,795	1,653,348	1,799,437	207,570

		326,884	19,899,856	21,136,148	1,847,396

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	16,072	1,589,050	1,898,585	334,862
Align Technology, Inc.	Morgan Stanley	959	576,560	638,147	61,724
AmerisourceBergen Corp.	Morgan Stanley	8,777	888,425	1,048,413	173,452
Anthem, Inc.	Morgan Stanley	4,731	1,444,954	1,763,717	343,708
Baxter International, Inc.	Morgan Stanley	4,092	309,099	329,120	21,079
Becton Dickinson and Co.	Morgan Stanley	5,420	1,364,164	1,332,344	(23,736)
Boston Scientific Corp.	Morgan Stanley	14,038	622,460	609,109	(13,194)
Centene Corp.	Morgan Stanley	2,851	178,454	177,646	(2,226)
Cerner Corp.	Morgan Stanley	3,535	258,141	249,288	(6,422)
Cigna Corp.	Morgan Stanley	3,852	871,306	771,016	(95,722)
CVS Health Corp.	Morgan Stanley	18,947	1,303,466	1,607,842	350,157
Danaher Corp.	Morgan Stanley	4,877	1,093,388	1,484,754	420,951
DaVita, Inc.	Morgan Stanley	408	36,201	47,434	13,604
DENTSPLY SIRONA, Inc.	Morgan Stanley	2,863	130,723	166,197	44,922
HCA Healthcare, Inc.	Morgan Stanley	9,897	1,941,161	2,402,200	470,329
Hologic, Inc.	Morgan Stanley	36,310	2,256,610	2,680,041	424,320
Laboratory Corp. of America Holdings	Morgan Stanley	3,283	788,089	923,968	135,663
McKesson Corp.	Morgan Stanley	11,431	2,113,011	2,279,113	182,045
Medtronic PLC (Ireland)	Morgan Stanley	20,298	2,281,593	2,544,354	327,960
Quest Diagnostics, Inc.	Morgan Stanley	3,503	511,801	509,021	(2,523)
Stryker Corp.	Morgan Stanley	5,059	1,302,024	1,334,159	38,894
UnitedHealth Group, Inc.	Morgan Stanley	8,199	2,848,564	3,203,677	414,805

		189,402	24,709,244	28,000,145	3,614,652

Household & Personal Products
Colgate-Palmolive Co.	Morgan Stanley	28,507	2,147,150	2,154,559	46,875
Estee Lauder Cos., Inc. (The), Class A	Morgan Stanley	1,777	517,115	532,976	16,766
Kimberly-Clark Corp.	Morgan Stanley	10,588	1,403,331	1,402,275	19,106
Procter & Gamble Co. (The)	Morgan Stanley	11,182	1,455,255	1,563,244	135,592

		52,054	5,522,851	5,653,054	218,339

Insurance
Aflac, Inc.	Morgan Stanley	29,664	1,582,253	1,546,384	(20,576)
Allstate Corp. (The)	Morgan Stanley	11,024	1,463,772	1,403,465	(46,698)
American International Group, Inc.	Morgan Stanley	9,363	513,062	513,935	3,977
Aon PLC, Class A (Ireland)	Morgan Stanley	2,988	680,246	853,881	179,745
Arthur J Gallagher & Co.	Morgan Stanley	6,178	758,806	918,360	166,730
Assurant, Inc.	Morgan Stanley	479	65,192	75,562	13,863
Brown & Brown, Inc.	Morgan Stanley	10,654	605,843	590,764	(14,929)
Chubb Ltd. (Switzerland)	Morgan Stanley	4,648	786,383	806,335	23,260
Hartford Financial Services Group, Inc. (The)	Morgan Stanley	1,236	52,180	86,829	35,941
Loews Corp.	Morgan Stanley	22,356	1,232,776	1,205,659	(24,770)
Marsh & McLennan Cos., Inc.	Morgan Stanley	10,548	1,141,703	1,597,284	475,456
MetLife, Inc.	Morgan Stanley	6,658	264,589	410,998	169,579
Principal Financial Group, Inc.	Morgan Stanley	148	8,426	9,531	1,171

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Insurance — (continued)
Prudential Financial, Inc.	Morgan Stanley	1,309	$131,859	$137,707	$9,339
Travelers Cos., Inc. (The)	Morgan Stanley	3,525	529,146	535,835	14,113

		120,778	9,816,236	10,692,529	986,201

Materials
Avery Dennison Corp.	Morgan Stanley	8,735	1,825,124	1,809,979	(6,320)
CF Industries Holdings, Inc.	Morgan Stanley	20,453	844,073	1,141,686	360,227
Dow, Inc.	Morgan Stanley	9,095	500,383	523,508	66,746
DuPont de Nemours, Inc.	Morgan Stanley	69,323	5,336,832	4,713,271	(584,061)
Eastman Chemical Co.	Morgan Stanley	4,105	435,256	413,538	(18,950)
Freeport-McMoRan, Inc.	Morgan Stanley	34,439	815,916	1,120,301	305,643
International Paper Co.	Morgan Stanley	32,224	1,373,828	1,801,966	505,486
Linde PLC (Ireland)	Morgan Stanley	7,400	1,577,364	2,171,012	631,463
LyondellBasell Industries N.V., Class A (Netherlands)	Morgan Stanley	7,308	734,078	685,856	(43,642)
Martin Marietta Materials, Inc.	Morgan Stanley	2	573	683	(4)
Mosaic Co. (The)	Morgan Stanley	69,816	1,513,166	2,493,828	1,048,913
Newmont Corp.	Morgan Stanley	6,095	349,546	330,959	(14,447)
Nucor Corp.	Morgan Stanley	8,199	741,850	807,520	72,601
Sherwin-Williams Co. (The)	Morgan Stanley	5,966	1,379,951	1,668,869	298,882
Westrock Co.	Morgan Stanley	12,603	645,047	628,007	(10,099)

		295,763	18,072,987	20,310,983	2,612,438

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	9,514	704,643	736,288	30,727
Alphabet, Inc., Class A	Morgan Stanley	5,365	7,082,225	14,343,435	7,251,847
Charter Communications, Inc., Class A	Morgan Stanley	1,306	679,365	950,193	278,175
Comcast Corp., Class A	Morgan Stanley	16,629	935,115	930,060	5,076
DISH Network Corp., Class A	Morgan Stanley	34,359	1,308,410	1,493,242	185,296
Electronic Arts, Inc.	Morgan Stanley	1,510	179,175	214,798	36,907
Facebook, Inc., Class A	Morgan Stanley	9,104	1,969,039	3,089,807	1,115,246
Fox Corp., Class A	Morgan Stanley	29,392	1,092,654	1,178,913	94,257
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	26,981	652,128	989,393	372,856
Netflix, Inc.	Morgan Stanley	2,456	1,040,015	1,498,995	459,324
News Corp., Class A	Morgan Stanley	3,244	71,747	76,331	5,628
Omnicom Group, Inc.	Morgan Stanley	5,653	414,249	409,616	3,298
Take-Two Interactive Software, Inc.	Morgan Stanley	588	78,733	90,593	11,762
Twitter, Inc.	Morgan Stanley	6,263	260,876	378,223	117,342
ViacomCBS, Inc., Class B	Morgan Stanley	18,501	746,463	730,975	(7,272)
Walt Disney Co. (The)	Morgan Stanley	8,367	1,064,294	1,415,445	346,839

		179,232	18,279,131	28,526,307	10,307,308

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	29,630	3,156,058	3,196,188	89,446
Agilent Technologies, Inc.	Morgan Stanley	9,538	1,455,417	1,502,521	48,848
Biogen, Inc.	Morgan Stanley	2,752	797,365	778,788	(18,341)
Bristol-Myers Squibb Co.	Morgan Stanley	7,273	473,061	430,343	(59,365)
Eli Lilly & Co.	Morgan Stanley	2,317	508,611	535,343	28,952
Gilead Sciences, Inc.	Morgan Stanley	34,791	2,240,534	2,430,151	272,166
Illumina, Inc.	Morgan Stanley	921	333,898	373,567	38,490
Incyte Corp.	Morgan Stanley	1,394	135,233	95,879	(40,432)
Johnson & Johnson	Morgan Stanley	35,919	4,959,290	5,800,919	1,118,893

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Merck & Co., Inc.	Morgan Stanley	39,636	$2,904,375	$2,977,060	$154,497
Organon & Co.	Morgan Stanley	78,655	2,372,480	2,579,097	227,736
PerkinElmer, Inc.	Morgan Stanley	11,736	1,645,741	2,033,731	389,853
Pfizer, Inc.	Morgan Stanley	78,236	2,591,533	3,364,930	899,245
Regeneron Pharmaceuticals, Inc.	Morgan Stanley	537	264,736	324,982	59,975
Thermo Fisher Scientific, Inc.	Morgan Stanley	178	78,243	101,697	22,469
Waters Corp.	Morgan Stanley	4,267	1,189,821	1,524,599	335,189

		337,780	25,106,396	28,049,795	3,567,621

Real Estate
Alexandria Real Estate Equities, Inc., REIT	Morgan Stanley	10,092	1,797,150	1,928,278	168,275
American Tower Corp., REIT	Morgan Stanley	3,261	817,701	865,502	67,326
AvalonBay Communities, Inc., REIT	Morgan Stanley	3,660	733,113	811,202	88,973
CBRE Group, Inc., Class A	Morgan Stanley	4,680	262,199	455,645	193,442
Crown Castle International Corp., REIT	Morgan Stanley	2,799	466,888	485,123	37,014
Duke Realty Corp., REIT	Morgan Stanley	16,269	719,633	778,797	63,703
Extra Space Storage, Inc., REIT	Morgan Stanley	5,631	792,582	945,952	166,260
Iron Mountain, Inc., REIT	Morgan Stanley	13,659	539,346	593,484	67,676
Kimco Realty Corp., REIT	Morgan Stanley	36,352	775,231	754,304	(14,007)
Mid-America Apartment Communities, Inc., REIT	Morgan Stanley	4,716	697,914	880,713	196,978
Public Storage, REIT	Morgan Stanley	3,809	975,968	1,131,654	174,486
SBA Communications Corp., REIT	Morgan Stanley	703	213,077	232,391	20,825
Simon Property Group, Inc., REIT	Morgan Stanley	6,641	669,560	863,131	234,826
UDR, Inc., REIT	Morgan Stanley	10,272	548,311	544,211	(3,976)
Welltower, Inc., REIT	Morgan Stanley	5,662	340,300	466,549	146,940
Weyerhaeuser Co., REIT	Morgan Stanley	75,848	1,749,387	2,697,913	1,011,618

		204,054	12,098,360	14,434,849	2,620,359

Retailing
Advance Auto Parts, Inc.	Morgan Stanley	7,648	1,178,598	1,597,591	438,196
Amazon.com, Inc.	Morgan Stanley	2,215	5,321,152	7,276,364	1,953,816
AutoZone, Inc.	Morgan Stanley	840	1,169,202	1,426,312	257,512
Bath & Body Works, Inc.	Morgan Stanley	42,571	1,760,838	2,683,250	927,245
Best Buy Co., Inc.	Morgan Stanley	4,961	407,868	524,427	135,583
Dollar Tree, Inc.	Morgan Stanley	1,482	126,285	141,857	16,327
eBay, Inc.	Morgan Stanley	21,079	1,362,501	1,468,574	114,710
Genuine Parts Co.	Morgan Stanley	14,057	1,386,874	1,704,130	366,157
Home Depot, Inc. (The)	Morgan Stanley	5,979	1,650,583	1,962,667	346,903
LKQ Corp.	Morgan Stanley	46,655	1,354,754	2,347,680	993,411
Lowe’s Cos., Inc.	Morgan Stanley	7,704	1,168,273	1,562,833	414,374
O’Reilly Automotive, Inc.	Morgan Stanley	2,139	1,026,546	1,307,057	289,223
Ross Stores, Inc.	Morgan Stanley	10,046	1,214,252	1,093,507	(117,634)
Target Corp.	Morgan Stanley	10,566	1,928,851	2,417,184	530,656

		177,942	21,056,577	27,513,433	6,666,479

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	Morgan Stanley	6,135	713,235	1,027,490	317,318
Applied Materials, Inc.	Morgan Stanley	31,666	3,721,321	4,076,364	376,282
Broadcom, Inc.	Morgan Stanley	218	75,820	105,715	47,247
Intel Corp.	Morgan Stanley	74,528	3,891,046	3,970,852	205,424
KLA Corp.	Morgan Stanley	2,757	740,060	922,244	195,196

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
Lam Research Corp.	Morgan Stanley	3,274	$1,755,229	$1,863,397	$120,540
Micron Technology, Inc.	Morgan Stanley	21,971	1,486,453	1,559,502	74,324
NVIDIA Corp.	Morgan Stanley	5,075	856,460	1,051,337	184,787
NXP Semiconductors N.V. (Netherlands)	Morgan Stanley	4,962	941,010	971,907	30,449
Qorvo, Inc.	Morgan Stanley	7,424	1,272,170	1,241,219	(36,086)
QUALCOMM, Inc.	Morgan Stanley	13,333	1,753,780	1,719,690	(16,459)
Skyworks Solutions, Inc.	Morgan Stanley	2,177	360,895	358,726	(749)
Texas Instruments, Inc.	Morgan Stanley	9,093	1,514,163	1,747,766	280,639

		182,613	19,081,642	20,616,209	1,778,912

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	2,191	605,087	700,945	101,531
Adobe, Inc.	Morgan Stanley	2,824	1,130,879	1,625,833	495,339
ANSYS, Inc.	Morgan Stanley	636	193,149	216,526	23,246
Autodesk, Inc.	Morgan Stanley	30	8,537	8,555	(167)
Automatic Data Processing, Inc.	Morgan Stanley	13,683	2,594,317	2,735,505	164,862
Broadridge Financial Solutions, Inc.	Morgan Stanley	6,306	937,972	1,050,832	125,474
Cadence Design Systems, Inc.	Morgan Stanley	1,855	195,601	280,921	85,290
Cognizant Technology Solutions Corp., Class A	Morgan Stanley	4,627	282,506	343,370	71,215
DXC Technology Co.	Morgan Stanley	43,419	1,677,405	1,459,313	(217,463)
Fiserv, Inc.	Morgan Stanley	5,875	640,055	637,438	(4,003)
FleetCor Technologies, Inc.	Morgan Stanley	2	490	523	(89)
Gartner, Inc.	Morgan Stanley	2,014	502,358	612,014	109,760
International Business Machines Corp.	Morgan Stanley	9,839	1,211,420	1,366,932	229,713
Intuit, Inc.	Morgan Stanley	3,303	1,667,758	1,782,002	115,800
Mastercard, Inc., Class A	Morgan Stanley	3,630	1,048,413	1,262,078	219,722
Microsoft Corp.	Morgan Stanley	23,407	4,819,184	6,598,901	1,894,794
Oracle Corp.	Morgan Stanley	25,339	1,269,247	2,207,787	981,590
Paychex, Inc.	Morgan Stanley	15,022	1,427,110	1,689,224	310,303
PayPal Holdings, Inc.	Morgan Stanley	6,787	1,076,251	1,766,045	684,115
PTC, Inc.	Morgan Stanley	3,478	442,307	416,630	(25,601)
salesforce.com, Inc.	Morgan Stanley	4,738	996,687	1,285,040	288,588
ServiceNow, Inc.	Morgan Stanley	1,561	733,629	971,363	237,942
Synopsys, Inc.	Morgan Stanley	772	187,879	231,145	43,228
VeriSign, Inc.	Morgan Stanley	2,079	398,503	426,216	27,770
Visa, Inc., Class A	Morgan Stanley	12,058	2,465,393	2,685,920	240,854
Western Union Co. (The)	Morgan Stanley	105,206	2,321,572	2,127,265	(120,545)

		300,681	28,833,709	34,488,323	6,083,268

Technology Hardware & Equipment
Apple, Inc.	Morgan Stanley	152,960	9,582,404	21,643,840	12,351,213
CDW Corp.	Morgan Stanley	1,111	129,029	202,224	74,570
Cisco Systems, Inc.	Morgan Stanley	69,315	2,968,943	3,772,815	914,492
Corning, Inc.	Morgan Stanley	57,067	2,382,090	2,082,375	(277,101)
HP, Inc.	Morgan Stanley	109,294	2,050,547	2,990,284	1,036,336
Juniper Networks, Inc.	Morgan Stanley	32,428	715,376	892,419	210,518
Keysight Technologies, Inc.	Morgan Stanley	8,442	1,483,785	1,386,936	(96,306)
NetApp, Inc.	Morgan Stanley	16,518	980,166	1,482,656	537,881
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	19,474	1,085,906	1,606,994	533,082

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
TE Connectivity Ltd. (Switzerland)	Morgan Stanley	12,649	$1,269,436	$1,735,696	$496,623
Zebra Technologies Corp., Class A	Morgan Stanley	2,873	1,455,509	1,480,802	25,823

		482,131	24,103,191	39,277,041	15,807,131

Telecommunication Services
AT&T, Inc.	Morgan Stanley	8,290	231,334	223,913	(2,529)
Lumen Technologies, Inc.	Morgan Stanley	23,215	252,989	287,634	52,352
T-Mobile U.S., Inc.	Morgan Stanley	5,722	743,128	731,043	(11,874)
Verizon Communications, Inc.	Morgan Stanley	28,562	1,514,112	1,542,634	125,841

		65,789	2,741,563	2,785,224	163,790

Transportation
Alaska Air Group, Inc.	Morgan Stanley	989	56,026	57,955	1,833
CSX Corp.	Morgan Stanley	49,921	1,347,829	1,484,651	143,598
Expeditors International of Washington, Inc.	Morgan Stanley	14,055	1,344,031	1,674,372	344,386
JB Hunt Transport Services, Inc.	Morgan Stanley	1,038	157,772	173,574	16,793
Norfolk Southern Corp.	Morgan Stanley	3,350	755,912	801,488	63,404
Union Pacific Corp.	Morgan Stanley	8,105	1,682,038	1,588,661	(77,758)
United Parcel Service, Inc., Class B	Morgan Stanley	15,635	2,746,188	2,847,134	126,663

		93,093	8,089,796	8,627,835	618,919

Utilities
AES Corp. (The)	Morgan Stanley	239	4,900	5,456	2,891
Dominion Energy, Inc.	Morgan Stanley	43,359	3,030,503	3,166,074	238,251
Exelon Corp.	Morgan Stanley	49,694	2,209,939	2,402,208	224,562
NRG Energy, Inc.	Morgan Stanley	92,488	3,005,111	3,776,285	881,217
PPL Corp.	Morgan Stanley	133,200	3,894,135	3,713,616	(125,003)
Public Service Enterprise Group, Inc.	Morgan Stanley	46,216	2,935,262	2,814,554	(97,765)
Southern Co. (The)	Morgan Stanley	2,939	169,931	182,130	20,346

		368,135	15,249,781	16,060,323	1,144,499

Total Reference Entity — Long			367,508,663	442,591,074	81,401,501

Short
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	(41,356)	(1,973,568)	(1,786,993)	172,804

Banks
Citizens Financial Group, Inc.	Morgan Stanley	(18,542)	(862,011)	(871,103)	(18,790)
Comerica, Inc.	Morgan Stanley	(15,865)	(1,150,383)	(1,277,133)	(188,318)
Huntington Bancshares, Inc.	Morgan Stanley	(130,097)	(1,957,138)	(2,011,300)	(122,482)
KeyCorp.	Morgan Stanley	(30,279)	(655,672)	(654,632)	(18,922)
M&T Bank Corp.	Morgan Stanley	(15,125)	(2,544,194)	(2,258,767)	164,323
People’s United Financial, Inc.	Morgan Stanley	(116,000)	(2,016,477)	(2,026,520)	(97,619)
Truist Financial Corp.	Morgan Stanley	(3,837)	(228,085)	(225,040)	3,542
US Bancorp.	Morgan Stanley	(12,456)	(745,686)	(740,385)	(5,246)
Zions Bancorp NA	Morgan Stanley	(17,284)	(965,332)	(1,069,707)	(147,070)

		(359,485)	(11,124,978)	(11,134,587)	(430,582)

Capital Goods
A.O. Smith Corp.	Morgan Stanley	(8,802)	(563,111)	(537,538)	25,771
Allegion PLC (Ireland)	Morgan Stanley	(5,167)	(708,623)	(682,974)	18,007

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Boeing Co. (The)	Morgan Stanley	(17,136)	$(4,985,162)	$(3,768,892)	$1,158,140
Fastenal Co.	Morgan Stanley	(52,303)	(2,777,369)	(2,699,358)	52,172
Fortune Brands Home & Security, Inc.	Morgan Stanley	(26,556)	(2,664,608)	(2,374,638)	275,026
Generac Holdings, Inc.	Morgan Stanley	(8,660)	(3,317,370)	(3,539,082)	(233,939)
Honeywell International, Inc.	Morgan Stanley	(2,352)	(539,940)	(499,283)	38,793
IDEX Corp.	Morgan Stanley	(19,332)	(4,118,794)	(4,000,757)	87,449
Masco Corp.	Morgan Stanley	(28,074)	(1,670,321)	(1,559,511)	97,954
Otis Worldwide Corp.	Morgan Stanley	(2,198)	(198,153)	(180,851)	15,985
PACCAR, Inc.	Morgan Stanley	(44,931)	(4,058,388)	(3,545,955)	472,829
Quanta Services, Inc.	Morgan Stanley	(5,550)	(540,436)	(631,701)	(93,665)
Raytheon Technologies Corp.	Morgan Stanley	(25,011)	(2,044,297)	(2,149,946)	(129,609)
Rockwell Automation, Inc.	Morgan Stanley	(3,271)	(1,002,850)	(961,805)	37,264
TransDigm Group, Inc.	Morgan Stanley	(6,787)	(4,169,297)	(4,238,957)	(85,273)
Westinghouse Air Brake Technologies Corp.	Morgan Stanley	(16,027)	(1,384,595)	(1,381,688)	(5,412)
Xylem, Inc.	Morgan Stanley	(26,144)	(3,118,364)	(3,233,490)	(140,430)

		(298,301)	(37,861,678)	(35,986,426)	1,591,062

Commercial & Professional Services
Copart, Inc.	Morgan Stanley	(5,717)	(771,209)	(793,062)	(24,789)
Equifax, Inc.	Morgan Stanley	(4,556)	(988,765)	(1,154,582)	(193,358)
IHS Markit Ltd. (Bermuda)	Morgan Stanley	(6,806)	(801,242)	(793,716)	4,710
Leidos Holdings, Inc.	Morgan Stanley	(11,754)	(1,145,153)	(1,129,912)	6,398
Rollins, Inc.	Morgan Stanley	(113,816)	(4,048,010)	(4,021,119)	(8,210)
Verisk Analytics, Inc.	Morgan Stanley	(17,834)	(3,288,597)	(3,571,615)	(313,221)

		(160,483)	(11,042,976)	(11,464,006)	(528,470)

Consumer Durables & Apparel
Leggett & Platt, Inc.	Morgan Stanley	(90,990)	(4,597,432)	(4,079,992)	443,895
NVR, Inc.	Morgan Stanley	(291)	(1,312,006)	(1,395,077)	(87,980)
PulteGroup, Inc.	Morgan Stanley	(23,008)	(1,217,233)	(1,056,527)	153,436
PVH Corp.	Morgan Stanley	(13,875)	(1,530,603)	(1,426,211)	101,101
Under Armour, Inc., Class C	Morgan Stanley	(52,820)	(967,665)	(925,406)	38,607
VF Corp.	Morgan Stanley	(36,583)	(2,962,536)	(2,450,695)	459,425

		(217,567)	(12,587,475)	(11,333,908)	1,108,484

Consumer Services
Booking Holdings, Inc.	Morgan Stanley	(75)	(183,809)	(178,040)	4,977
Caesars Entertainment, Inc.	Morgan Stanley	(7,190)	(687,556)	(807,293)	(122,367)
Carnival Corp. (Panama)	Morgan Stanley	(46,015)	(1,318,194)	(1,150,835)	162,428
Chipotle Mexican Grill, Inc.	Morgan Stanley	(1,759)	(2,772,320)	(3,197,018)	(440,654)
Darden Restaurants, Inc.	Morgan Stanley	(16,217)	(2,328,287)	(2,456,389)	(156,988)
Domino’s Pizza, Inc.	Morgan Stanley	(3,905)	(1,871,548)	(1,862,529)	(5,702)
Expedia Group, Inc.	Morgan Stanley	(7,381)	(1,182,736)	(1,209,746)	(31,461)
Hilton Worldwide Holdings, Inc.	Morgan Stanley	(7,180)	(900,549)	(948,550)	(51,408)
Las Vegas Sands Corp.	Morgan Stanley	(8,036)	(503,029)	(294,118)	206,954
MGM Resorts International	Morgan Stanley	(67,743)	(2,749,377)	(2,923,110)	(184,116)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(20,689)	(711,914)	(552,603)	156,592
Royal Caribbean Cruises Ltd. (Liberia)	Morgan Stanley	(18,204)	(1,763,553)	(1,619,246)	132,921
Wynn Resorts Ltd.	Morgan Stanley	(19,897)	(2,229,069)	(1,686,271)	502,209

		(224,291)	(19,201,941)	(18,885,748)	173,385

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Diversified Financials
Bank of New York Mellon Corp. (The)	Morgan Stanley	(54,414)	$(2,700,401)	$(2,820,822)	$(206,805)
Cboe Global Markets, Inc.	Morgan Stanley	(3,920)	(489,271)	(485,531)	(5,370)
CME Group, Inc.	Morgan Stanley	(3,819)	(771,928)	(738,518)	30,616
MarketAxess Holdings, Inc.	Morgan Stanley	(8,626)	(4,351,643)	(3,628,872)	693,911
MSCI, Inc.	Morgan Stanley	(2,996)	(1,243,201)	(1,822,587)	(594,405)
Northern Trust Corp.	Morgan Stanley	(32,020)	(3,426,654)	(3,452,076)	(160,474)
State Street Corp.	Morgan Stanley	(51,473)	(4,230,015)	(4,360,793)	(309,491)
Synchrony Financial	Morgan Stanley	(29,691)	(1,501,415)	(1,451,296)	48,146

		(186,959)	(18,714,528)	(18,760,495)	(503,872)

Energy
Baker Hughes Co.	Morgan Stanley	(10,113)	(252,701)	(250,094)	(7,280)
Coterra Energy, Inc.	Morgan Stanley	(52,703)	(1,076,017)	(1,146,817)	(135,402)
Devon Energy Corp.	Morgan Stanley	(140,460)	(3,727,841)	(4,987,735)	(1,431,179)
Diamondback Energy, Inc.	Morgan Stanley	(53,336)	(4,451,063)	(5,049,319)	(701,504)
Pioneer Natural Resources Co.	Morgan Stanley	(35,920)	(5,525,756)	(5,981,039)	(609,538)
Schlumberger NV (Curaçao)	Morgan Stanley	(10,405)	(299,697)	(308,404)	(13,523)
Valero Energy Corp.	Morgan Stanley	(45,197)	(2,956,007)	(3,189,552)	(254,086)

		(348,134)	(18,289,082)	(20,912,960)	(3,152,512)

Food & Staples Retailing
Costco Wholesale Corp.	Morgan Stanley	(1,895)	(753,500)	(851,518)	(102,698)

Food, Beverage & Tobacco
Brown-Forman Corp., Class B	Morgan Stanley	(50,906)	(3,794,049)	(3,411,211)	348,787
Hormel Foods Corp.	Morgan Stanley	(157,736)	(7,398,968)	(6,467,176)	826,137
Lamb Weston Holdings, Inc.	Morgan Stanley	(57,782)	(4,872,012)	(3,546,081)	1,267,683
McCormick & Co., Inc., non-voting shares	Morgan Stanley	(61,529)	(5,552,136)	(4,985,695)	515,944
Monster Beverage Corp.	Morgan Stanley	(26,189)	(2,456,844)	(2,326,369)	121,388

		(354,142)	(24,074,009)	(20,736,532)	3,079,939

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(11,284)	(3,290,820)	(3,673,168)	(394,478)
Cardinal Health, Inc.	Morgan Stanley	(10,724)	(622,036)	(530,409)	76,903
Cooper Cos., Inc. (The)	Morgan Stanley	(2,408)	(940,845)	(995,250)	(58,201)
Dexcom, Inc.	Morgan Stanley	(5,288)	(2,246,144)	(2,891,796)	(653,970)
Edwards Lifesciences Corp.	Morgan Stanley	(9,205)	(870,497)	(1,042,098)	(174,899)
Henry Schein, Inc.	Morgan Stanley	(53,894)	(4,300,262)	(4,104,567)	179,881
Humana, Inc.	Morgan Stanley	(7,538)	(3,223,869)	(2,933,413)	268,294
IDEXX Laboratories, Inc.	Morgan Stanley	(2,883)	(1,719,931)	(1,792,938)	(79,404)
Intuitive Surgical, Inc.	Morgan Stanley	(558)	(570,502)	(554,736)	13,563
ResMed, Inc.	Morgan Stanley	(2,905)	(747,488)	(765,613)	(22,129)
STERIS PLC (Ireland)	Morgan Stanley	(15,459)	(3,329,343)	(3,157,965)	152,802
Teleflex, Inc.	Morgan Stanley	(6,596)	(2,531,426)	(2,483,724)	26,150
Universal Health Services, Inc., Class B	Morgan Stanley	(20,186)	(3,062,452)	(2,793,137)	254,366
West Pharmaceutical Services, Inc.	Morgan Stanley	(3,428)	(1,206,973)	(1,455,323)	(253,348)
Zimmer Biomet Holdings, Inc.	Morgan Stanley	(13,822)	(2,282,608)	(2,022,988)	245,126

		(166,178)	(30,945,196)	(31,197,125)	(419,344)

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	(45,161)	$(3,951,379)	$(3,728,944)	$187,895
Clorox Co. (The)	Morgan Stanley	(28,483)	(4,884,130)	(4,717,070)	136,512

		(73,644)	(8,835,509)	(8,446,014)	324,407

Insurance
Cincinnati Financial Corp.	Morgan Stanley	(12,034)	(1,418,413)	(1,374,523)	30,948
Everest Re Group Ltd. (Bermuda)	Morgan Stanley	(1,467)	(385,290)	(367,894)	10,084
Globe Life, Inc.	Morgan Stanley	(12,099)	(1,159,645)	(1,077,174)	75,112
Lincoln National Corp.	Morgan Stanley	(14,623)	(939,988)	(1,005,331)	(89,502)
Progressive Corp. (The)	Morgan Stanley	(23,166)	(2,199,847)	(2,093,975)	102,125
Willis Towers Watson PLC (Ireland)	Morgan Stanley	(10,628)	(2,383,913)	(2,470,585)	(105,047)
WR Berkley Corp.	Morgan Stanley	(14,508)	(1,092,250)	(1,061,695)	17,588

		(88,525)	(9,579,346)	(9,451,177)	41,308

Materials
Air Products & Chemicals, Inc.	Morgan Stanley	(11,521)	(3,304,772)	(2,950,643)	291,251
Albemarle Corp.	Morgan Stanley	(10,507)	(1,981,214)	(2,300,718)	(351,520)
Amcor PLC (Jersey)	Morgan Stanley	(203,552)	(2,398,738)	(2,359,168)	(13,811)
Ball Corp.	Morgan Stanley	(12,394)	(1,106,468)	(1,115,088)	(18,018)
Celanese Corp.	Morgan Stanley	(3,863)	(599,792)	(581,922)	14,688
Corteva, Inc.	Morgan Stanley	(74,608)	(3,350,039)	(3,139,505)	195,569
Ecolab, Inc.	Morgan Stanley	(11,193)	(2,504,226)	(2,335,084)	151,437
FMC Corp.	Morgan Stanley	(39,949)	(4,642,436)	(3,657,730)	929,292
International Flavors & Fragrances, Inc.	Morgan Stanley	(24,047)	(3,364,322)	(3,215,565)	85,051
Packaging Corp. of America	Morgan Stanley	(7,014)	(1,070,571)	(964,004)	93,603
PPG Industries, Inc.	Morgan Stanley	(14,193)	(2,258,686)	(2,029,741)	220,809
Sealed Air Corp.	Morgan Stanley	(24,846)	(1,451,850)	(1,361,312)	82,634
Vulcan Materials Co.	Morgan Stanley	(7,578)	(1,342,906)	(1,281,894)	52,725

		(445,265)	(29,376,020)	(27,292,374)	1,733,710

Media & Entertainment
Discovery, Inc., Class A	Morgan Stanley	(33,072)	(1,380,124)	(839,367)	535,599
Live Nation Entertainment, Inc.	Morgan Stanley	(19,936)	(1,574,197)	(1,816,768)	(248,436)
Match Group, Inc.	Morgan Stanley	(26,492)	(4,010,531)	(4,158,979)	(163,204)

		(79,500)	(6,964,852)	(6,815,114)	123,959

Pharmaceuticals, Biotechnology & Life Sciences
Amgen, Inc.	Morgan Stanley	(3,657)	(861,913)	(777,661)	76,519
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	(3,976)	(2,480,510)	(2,965,897)	(494,560)
Bio-Techne Corp.	Morgan Stanley	(3,494)	(1,772,670)	(1,693,088)	72,993
Catalent, Inc.	Morgan Stanley	(36,679)	(3,841,595)	(4,880,875)	(1,053,420)
Charles River Laboratories International, Inc.	Morgan Stanley	(2,325)	(820,073)	(959,458)	(142,499)
IQVIA Holdings, Inc.	Morgan Stanley	(5,066)	(1,214,908)	(1,213,510)	(3,156)
Mettler-Toledo International, Inc.	Morgan Stanley	(998)	(1,417,653)	(1,374,605)	35,436
Moderna, Inc.	Morgan Stanley	(8,171)	(3,377,426)	(3,144,691)	220,289
Vertex Pharmaceuticals, Inc.	Morgan Stanley	(1,309)	(376,659)	(237,440)	137,724
Viatris, Inc.	Morgan Stanley	(381,025)	(5,387,888)	(5,162,889)	137,989
Zoetis, Inc.	Morgan Stanley	(14,145)	(2,792,076)	(2,746,110)	34,722

		(460,845)	(24,343,371)	(25,156,224)	(977,963)

Real Estate
Boston Properties, Inc., REIT	Morgan Stanley	(12,156)	(1,379,326)	(1,317,103)	39,355

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Real Estate — (continued)
Digital Realty Trust, Inc., REIT	Morgan Stanley	(18,747)	$(2,840,650)	$(2,708,004)	$29,211
Equinix, Inc., REIT	Morgan Stanley	(7,076)	(5,317,722)	(5,590,960)	(358,975)
Equity Residential, REIT.	Morgan Stanley	(3,806)	(315,683)	(307,982)	3,742
Essex Property Trust, Inc., REIT	Morgan Stanley	(3,079)	(984,905)	(984,479)	(21,338)
Federal Realty Investment Trust, REIT	Morgan Stanley	(13,642)	(1,411,768)	(1,609,620)	(251,370)
Healthpeak Properties, Inc., REIT	Morgan Stanley	(12,654)	(454,002)	(423,656)	26,047
Host Hotels & Resorts, Inc., REIT	Morgan Stanley	(32,933)	(566,673)	(537,796)	21,516
Prologis, Inc., REIT	Morgan Stanley	(1,210)	(154,266)	(151,770)	1,839
Realty Income Corp., REIT	Morgan Stanley	(7,215)	(508,659)	(467,965)	33,520
Regency Centers Corp., REIT	Morgan Stanley	(6,190)	(422,332)	(416,773)	(28,910)
Ventas, Inc., REIT	Morgan Stanley	(24,372)	(1,388,960)	(1,345,578)	21,356
Vornado Realty Trust, REIT	Morgan Stanley	(63,485)	(3,389,788)	(2,667,005)	583,397

		(206,565)	(19,134,734)	(18,528,691)	99,390

Retailing
CarMax, Inc.	Morgan Stanley	(39,771)	(4,680,480)	(5,089,097)	(425,819)
Dollar General Corp.	Morgan Stanley	(10,085)	(2,168,086)	(2,139,432)	16,705
Etsy, Inc.	Morgan Stanley	(22,274)	(4,577,491)	(4,632,101)	(71,435)
Gap, Inc. (The)	Morgan Stanley	(452)	(15,571)	(10,260)	5,078
Pool Corp.	Morgan Stanley	(13,536)	(5,095,716)	(5,880,174)	(830,739)
TJX Cos., Inc. (The)	Morgan Stanley	(13,226)	(958,291)	(872,651)	82,238
Tractor Supply Co.	Morgan Stanley	(8,733)	(1,667,979)	(1,769,393)	(124,294)

		(108,077)	(19,163,614)	(20,393,108)	(1,348,266)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	(22,782)	(2,182,462)	(2,344,268)	(169,891)
Enphase Energy, Inc.	Morgan Stanley	(26,406)	(5,557,852)	(3,960,108)	1,577,341
Microchip Technology, Inc.	Morgan Stanley	(8,990)	(1,463,221)	(1,379,875)	75,856
Monolithic Power Systems, Inc.	Morgan Stanley	(5,908)	(2,361,759)	(2,863,489)	(520,265)
Teradyne, Inc.	Morgan Stanley	(23,421)	(2,963,034)	(2,556,871)	391,856
Xilinx, Inc.	Morgan Stanley	(17,349)	(2,385,162)	(2,619,526)	(243,188)

		(104,856)	(16,913,490)	(15,724,137)	1,111,709

Software & Services
Akamai Technologies, Inc.	Morgan Stanley	(21,015)	(2,259,684)	(2,197,959)	53,231
Ceridian HCM Holding, Inc.	Morgan Stanley	(17,633)	(1,926,641)	(1,985,828)	(66,339)
Citrix Systems, Inc.	Morgan Stanley	(32,723)	(3,937,823)	(3,513,469)	388,125
Fidelity National Information Services, Inc.	Morgan Stanley	(29,254)	(4,161,964)	(3,559,627)	557,235
Fortinet, Inc.	Morgan Stanley	(10,501)	(1,893,058)	(3,066,712)	(1,212,917)
Global Payments, Inc.	Morgan Stanley	(23,474)	(4,454,715)	(3,699,033)	726,246
Jack Henry & Associates, Inc.	Morgan Stanley	(30,106)	(4,961,760)	(4,939,190)	(32,540)
NortonLifeLock, Inc.	Morgan Stanley	(14,463)	(393,743)	(365,914)	24,361
Paycom Software, Inc.	Morgan Stanley	(4,255)	(1,695,725)	(2,109,416)	(420,000)
Tyler Technologies, Inc.	Morgan Stanley	(5,591)	(2,353,943)	(2,564,312)	(219,532)

		(189,015)	(28,039,056)	(28,001,460)	(202,130)

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	(32,155)	(2,222,947)	(2,354,711)	(155,731)
Arista Networks, Inc.	Morgan Stanley	(5,001)	(1,579,340)	(1,718,544)	(152,420)
F5 Networks, Inc.	Morgan Stanley	(3,712)	(753,066)	(737,871)	12,326
Hewlett Packard Enterprise Co.	Morgan Stanley	(64,832)	(1,005,270)	(923,856)	63,440

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2021

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
IPG Photonics Corp.	Morgan Stanley	(17,053)	$(3,399,896)	$(2,701,195)	$686,172
Motorola Solutions, Inc.	Morgan Stanley	(3,991)	(872,695)	(927,189)	(60,966)
Teledyne Technologies, Inc.	Morgan Stanley	(10,523)	(4,596,556)	(4,520,470)	59,061
Trimble, Inc.	Morgan Stanley	(10,795)	(895,898)	(887,889)	4,618
Western Digital Corp.	Morgan Stanley	(42,824)	(3,031,092)	(2,416,987)	606,285

		(190,886)	(18,356,760)	(17,188,712)	1,062,785

Transportation
American Airlines Group, Inc.	Morgan Stanley	(37,419)	(811,284)	(767,838)	40,364
CH Robinson Worldwide, Inc.	Morgan Stanley	(63,673)	(6,078,877)	(5,539,551)	458,497
Delta Air Lines, Inc.	Morgan Stanley	(30,820)	(1,364,579)	(1,313,240)	46,238
FedEx Corp.	Morgan Stanley	(2,404)	(547,260)	(527,173)	21,002
Kansas City Southern	Morgan Stanley	(9,874)	(2,767,327)	(2,672,299)	78,102
Old Dominion Freight Line, Inc.	Morgan Stanley	(2,647)	(729,011)	(756,989)	(31,245)
Southwest Airlines Co.	Morgan Stanley	(27,662)	(1,546,807)	(1,422,657)	118,385
United Airlines Holdings, Inc.	Morgan Stanley	(23,567)	(1,481,663)	(1,121,082)	355,052

		(198,066)	(15,326,808)	(14,120,829)	1,086,395

Utilities
Alliant Energy Corp.	Morgan Stanley	(45,855)	(2,687,217)	(2,566,963)	83,697
Ameren Corp.	Morgan Stanley	(30,730)	(2,462,915)	(2,489,130)	(125,478)
American Electric Power Co., Inc.	Morgan Stanley	(33,884)	(3,027,035)	(2,750,703)	147,346
American Water Works Co., Inc.	Morgan Stanley	(5,181)	(831,589)	(875,796)	(52,696)
Atmos Energy Corp.	Morgan Stanley	(16,201)	(1,671,396)	(1,428,928)	186,749
CenterPoint Energy, Inc.	Morgan Stanley	(99,144)	(2,205,946)	(2,438,942)	(296,970)
CMS Energy Corp.	Morgan Stanley	(39,294)	(2,508,539)	(2,347,031)	101,923
Consolidated Edison, Inc.	Morgan Stanley	(31,539)	(2,487,719)	(2,289,416)	109,889
DTE Energy Co.	Morgan Stanley	(11,024)	(1,263,512)	(1,231,491)	(31,657)
Duke Energy Corp.	Morgan Stanley	(3,576)	(351,085)	(348,982)	8,008
Edison International	Morgan Stanley	(51,354)	(3,505,350)	(2,848,606)	430,734
Entergy Corp.	Morgan Stanley	(26,749)	(2,835,832)	(2,656,443)	65,928
Evergy, Inc.	Morgan Stanley	(36,235)	(2,283,560)	(2,253,817)	(11,539)
Eversource Energy	Morgan Stanley	(40,760)	(3,537,196)	(3,332,538)	108,394
FirstEnergy Corp.	Morgan Stanley	(60,183)	(2,225,129)	(2,143,718)	28,803
NextEra Energy, Inc.	Morgan Stanley	(23,509)	(1,889,976)	(1,845,927)	30,157
NiSource, Inc.	Morgan Stanley	(149,651)	(3,815,887)	(3,626,044)	147,014
Pinnacle West Capital Corp.	Morgan Stanley	(49,471)	(4,178,303)	(3,579,722)	469,235
Sempra Energy	Morgan Stanley	(17,739)	(2,277,731)	(2,243,984)	(27,447)
WEC Energy Group, Inc.	Morgan Stanley	(28,502)	(2,705,036)	(2,513,876)	124,859
Xcel Energy, Inc.	Morgan Stanley	(42,591)	(2,929,005)	(2,661,937)	221,286

		(843,172)	(51,679,958)	(48,473,994)	1,718,235

Total Reference Entity — Short			(434,282,449)	(422,642,132)	5,761,735

Net Value of Reference Entity			$(66,773,786)	$19,948,942	$87,163,236

*	Includes $440,508 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 99.4%
Automobiles & Components — 2.4%
Ford Motor Co.*	46,729	$661,683
General Motors Co.*	16,985	895,279

		1,556,962

Banks — 4.4%
Citigroup, Inc.	12,578	882,724
Comerica, Inc.	1,260	101,430
Fifth Third Bancorp	4,870	206,683
JPMorgan Chase & Co.	2,713	444,091
KeyCorp.	8,063	174,322
M&T Bank Corp.	29	4,331
People’s United Financial, Inc.	4,945	86,389
Regions Financial Corp.	11,173	238,097
SVB Financial Group*	635	410,769
Wells Fargo & Co.	4,755	220,679
Zions Bancorp NA	1,899	117,529

		2,887,044

Capital Goods — 10.5%
3M Co.	2,187	383,644
A.O. Smith Corp.	1,864	113,834
Carrier Global Corp.	4,356	225,467
Caterpillar, Inc.	1,258	241,498
Cummins, Inc.	57	12,800
Deere & Co.	933	312,620
Dover Corp.	1,229	191,110
Emerson Electric Co.	6,998	659,212
Fortive Corp.	2	141
Fortune Brands Home & Security, Inc.	79	7,064
General Dynamics Corp.	2,788	546,532
General Electric Co.	5,603	577,277
Howmet Aerospace, Inc.	5,084	158,621
Huntington Ingalls Industries, Inc.	356	68,729
Illinois Tool Works, Inc.	118	24,382
Ingersoll Rand, Inc.*	4,918	247,916
Johnson Controls International PLC (Ireland)	8,336	567,515
Lockheed Martin Corp.	1,435	495,219
Northrop Grumman Corp.	761	274,074
Parker-Hannifin Corp.	1,544	431,733
Pentair PLC (Ireland)	1,857	134,874
Snap-on, Inc.	631	131,847
Stanley Black & Decker, Inc.	1,908	334,492
Textron, Inc.	2,624	183,181

	Number of Shares	Value
Trane Technologies PLC (Ireland)	1,616	$279,002
WW Grainger, Inc.	610	239,767

		6,842,551

Commercial & Professional Services — 0.6%
Jacobs Engineering Group, Inc.	1,526	202,241
Nielsen Holdings PLC (United Kingdom)	4,199	80,579
Robert Half International, Inc.	1,224	122,804
Waste Management, Inc.	1	149

		405,773

Consumer Durables & Apparel — 1.7%
Garmin Ltd. (Switzerland)	1,534	238,476
Hanesbrands, Inc.	3,548	60,884
Leggett & Platt, Inc.	904	40,535
Mohawk Industries, Inc.*	808	143,339
Newell Brands, Inc.	4,451	98,545
PulteGroup, Inc.	2	92
PVH Corp.*	752	77,298
Ralph Lauren Corp.	861	95,606
Tapestry, Inc.	3,271	121,092
Under Armour, Inc., Class C*	5,270	92,330
Whirlpool Corp.	737	150,245

		1,118,442

Consumer Services — 0.8%
Caesars Entertainment, Inc.*	264	29,642
Penn National Gaming, Inc.*	1,836	133,037
Yum! Brands, Inc.	3,078	376,470

		539,149

Diversified Financials — 7.9%
American Express Co.	980	164,179
Ameriprise Financial, Inc.	1,338	353,393
Berkshire Hathaway, Inc., Class B*	1,008	275,124
BlackRock, Inc.	1,267	1,062,582
Capital One Financial Corp.	2,517	407,678
Discover Financial Services	3,527	433,292
Franklin Resources, Inc.	5,886	174,932
Goldman Sachs Group, Inc. (The)	1,095	413,943
Invesco Ltd. (Bermuda)	5,400	130,194
Morgan Stanley	5,495	534,718
Nasdaq, Inc.	1,331	256,910
Raymond James Financial, Inc.	2,405	221,933
Synchrony Financial	3,718	181,736
T Rowe Price Group, Inc.	2,655	522,239

		5,132,853

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — 6.7%
APA Corp.	4,425	$94,828
Baker Hughes Co.	8,348	206,446
Chevron Corp.	2	203
EOG Resources, Inc.	6,835	548,645
Exxon Mobil Corp.	20,665	1,215,515
Halliburton Co.	10,287	222,405
Hess Corp.	3,625	283,149
Kinder Morgan, Inc.	24,263	405,920
Marathon Oil Corp.	9,236	126,256
Marathon Petroleum Corp.	7,468	461,597
Occidental Petroleum Corp.	10,930	323,309
ONEOK, Inc.	5,219	302,650
Schlumberger NV	6,136	181,871
Williams Cos., Inc. (The)	67	1,738

		4,374,532

Food & Staples Retailing — 1.0%
Walgreens Boots Alliance, Inc.	200	9,410
Walmart, Inc.	4,440	618,847

		628,257

Food, Beverage & Tobacco — 7.2%
Altria Group, Inc.	18,906	860,601
Archer-Daniels-Midland Co.	6,543	392,645
Coca-Cola Co. (The)	5,095	267,335
Constellation Brands, Inc., Class A	2,246	473,210
Hershey Co. (The)	2,420	409,585
Kellogg Co.	10	639
Kraft Heinz Co. (The)	14,315	527,078
Molson Coors Beverage Co., Class B	2,539	117,759
Mondelez International, Inc., Class A	12,194	709,447
Philip Morris International, Inc.	6,821	646,563
Tyson Foods, Inc., Class A	3,618	285,605

		4,690,467

Health Care Equipment & Services — 6.5%
AmerisourceBergen Corp.	773	92,335
Anthem, Inc.	790	294,512
Cigna Corp.	3,473	695,156
CVS Health Corp.	8,220	697,549
DaVita, Inc.*	1,111	129,165
HCA Healthcare, Inc.	3,772	915,540
Hologic, Inc.*	2,939	216,927
Laboratory Corp. of America Holdings*	1,131	318,309
McKesson Corp.	1,814	361,675

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Quest Diagnostics, Inc.	1,090	$158,388
UnitedHealth Group, Inc.	971	379,408

		4,258,964

Household & Personal Products — 0.5%
Colgate-Palmolive Co.	2,486	187,892
Procter & Gamble Co. (The)	829	115,894

		303,786

Insurance — 2.9%
Aflac, Inc.	5,915	308,349
American International Group, Inc.	533	29,256
Aon PLC, Class A (Ireland)	765	218,614
Arthur J Gallagher & Co.	2,203	327,476
Brown & Brown, Inc.	2,517	139,568
Lincoln National Corp.	2,105	144,719
Loews Corp.	2,322	125,225
Marsh & McLennan Cos., Inc.	3,879	587,397

		1,880,604

Materials — 6.3%
Avery Dennison Corp.	971	201,201
CF Industries Holdings, Inc.	2,054	114,654
Dow, Inc.	8,730	502,499
DuPont de Nemours, Inc.	6,141	417,526
Eastman Chemical Co.	1,590	160,177
Freeport-McMoRan, Inc.	17,185	559,028
International Paper Co.	4,574	255,778
Linde PLC (Ireland)	2	587
LyondellBasell Industries NV, Class A (Netherlands)	3,916	367,516
Mosaic Co. (The)	4,447	158,847
Nucor Corp.	3,437	338,510
Packaging Corp. of America	489	67,208
Sherwin-Williams Co. (The)	2,949	824,924
Westrock Co.	3,113	155,121

		4,123,576

Media & Entertainment — 2.7%
Alphabet, Inc., Class A*	159	425,090
Comcast Corp., Class A	2,405	134,512
DISH Network Corp., Class A*	6,180	268,583
Fox Corp., Class A	6,692	268,416
Interpublic Group of Cos., Inc. (The).	4,606	168,902
Omnicom Group, Inc.	2,521	182,672
ViacomCBS, Inc., Class B	7,562	298,774

		1,746,949

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — 5.2%
AbbVie, Inc.	6,407	$691,123
Biogen, Inc.*	7	1,981
Gilead Sciences, Inc.	11,893	830,726
Johnson & Johnson	2,489	401,974
Merck & Co., Inc.	3,160	237,348
Organon & Co.	2,967	97,288
PerkinElmer, Inc.	1,312	227,356
Pfizer, Inc.	15,373	661,193
Vertex Pharmaceuticals, Inc.*	573	103,936
Waters Corp.*	501	179,007

		3,431,932

Real Estate — 1.7%
Alexandria Real Estate Equities, Inc., REIT	127	24,266
AvalonBay Communities, Inc., REIT	298	66,049
CBRE Group, Inc., Class A*	3,818	371,720
Equity Residential, REIT	1,730	139,992
Essex Property Trust, Inc., REIT	25	7,994
Kimco Realty Corp., REIT	1,179	24,464
Mid-America Apartment Communities, Inc., REIT	82	15,313
Simon Property Group, Inc., REIT	548	71,224
UDR, Inc., REIT	1,533	81,218
Ventas, Inc., REIT	1	55
Weyerhaeuser Co., REIT	8,777	312,198

		1,114,493

Retailing — 7.4%
Advance Auto Parts, Inc.	743	155,205
AutoZone, Inc.*	188	319,222
Bath & Body Works, Inc.	3,101	195,456
Best Buy Co., Inc.	2,895	306,030
Dollar Tree, Inc.*	35	3,350
eBay, Inc.	5,226	364,095
Gap, Inc. (The)	4,401	99,903
Genuine Parts Co.	1,677	203,303
Home Depot, Inc. (The)	1,915	628,618
LKQ Corp.*	3,468	174,510
Lowe’s Cos., Inc.	3,254	660,106
O’Reilly Automotive, Inc.*	661	403,911
Ross Stores, Inc.	2,790	303,692
Target Corp.	3,456	790,629
Ulta Beauty, Inc.*	638	230,267

		4,838,297

Semiconductors & Semiconductor Equipment — 6.9%
Analog Devices, Inc.	236	39,525

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Applied Materials, Inc.	9,048	$1,164,749
Intel Corp.	17,527	933,839
KLA Corp.	1,299	434,528
Lam Research Corp.	1,191	677,858
Micron Technology, Inc.	8,053	571,602
NXP Semiconductors NV (Netherlands)	1,146	224,467
Qorvo, Inc.*	1,318	220,356
QUALCOMM, Inc.	1,525	196,695
Skyworks Solutions, Inc.	217	35,757
Teradyne, Inc.	265	28,930
Texas Instruments, Inc.	37	7,112

		4,535,418

Software & Services — 5.1%
Accenture PLC, Class A (Ireland)	1,775	567,858
Automatic Data Processing, Inc.	2,666	532,987
Broadridge Financial Solutions, Inc.	875	145,810
DXC Technology Co.*	2,981	100,191
Gartner, Inc.*	985	299,322
International Business Machines Corp.	4,374	607,680
Oracle Corp.	7,038	613,221
Paychex, Inc.	3,499	393,462
Western Union Co. (The)	4,764	96,328

		3,356,859

Technology Hardware & Equipment — 5.5%
CDW Corp.	1,443	262,655
Cisco Systems, Inc.	18,235	992,531
Corning, Inc.	9,810	357,967
F5 Networks, Inc.*	3	596
Hewlett Packard Enterprise Co.	15,300	218,025
HP, Inc.	13,490	369,086
Juniper Networks, Inc.	1,271	34,978
Keysight Technologies, Inc.*	137	22,508
NetApp, Inc.	2,622	235,351
Seagate Technology Holdings PLC (Ireland)	2,661	219,586
TE Connectivity Ltd. (Switzerland)	3,512	481,916
Western Digital Corp.*	2,902	163,789
Zebra Technologies Corp., Class A*	466	240,186

		3,599,174

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND

Portfolio of Investments (Concluded)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — 1.3%
AT&T, Inc.	17,079	$461,304
Verizon Communications, Inc.	6,985	377,260

		838,564

Transportation — 3.6%
CSX Corp.	21,447	637,834
Expeditors International of Washington, Inc	1,771	210,979
Norfolk Southern Corp.	1,159	277,291
Union Pacific Corp.	2,307	452,195
United Parcel Service, Inc., Class B .	4,434	807,431

		2,385,730

Utilities — 0.6%
Dominion Energy, Inc.	128	9,347
NRG Energy, Inc.	2,865	116,978
PPL Corp.	9,008	251,143

		377,468

TOTAL COMMON STOCKS
(Cost $55,008,159)		64,967,844

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%		383,418

NET ASSETS - 100.0%		$65,351,262

*	Non-income producing.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 99.4%
Automobiles & Components — 2.4%
Aptiv PLC (Jersey)*	15	$2,235
BorgWarner, Inc.	12	518
Ford Motor Co.*	5,664	80,202
General Motors Co.*	2,306	121,549
Tesla, Inc.*	216	167,504

		372,008

Banks — 0.5%
Bank of America Corp.	338	14,348
Citigroup, Inc.	81	5,685
Citizens Financial Group, Inc.	17	799
Comerica, Inc.	6	483
Fifth Third Bancorp	28	1,188
First Republic Bank	8	1,543
Huntington Bancshares, Inc.	59	912
JPMorgan Chase & Co.	173	28,318
KeyCorp.	39	843
M&T Bank Corp.	5	747
People’s United Financial, Inc.	17	297
PNC Financial Services Group, Inc. (The)	17	3,326
Regions Financial Corp.	38	810
SVB Financial Group*	3	1,941
Truist Financial Corp.	53	3,108
US Bancorp	59	3,507
Wells Fargo & Co.	217	10,071
Zions Bancorp NA	7	433

		78,359

Capital Goods — 6.6%
3M Co.	855	149,984
A.O. Smith Corp.	79	4,824
Allegion PLC (Ireland)	4	529
AMETEK, Inc.	14	1,736
Boeing Co. (The)*	23	5,059
Carrier Global Corp.	47	2,433
Caterpillar, Inc.	165	31,675
Cummins, Inc.	39	8,758
Deere & Co.	55	18,429
Dover Corp.	167	25,968
Eaton Corp. PLC (Ireland)	225	33,595
Emerson Electric Co.	950	89,490
Fastenal Co.	23	1,187
Fortive Corp.	142	10,021
Fortune Brands Home & Security, Inc.	15	1,341
Generac Holdings, Inc.*	3	1,226

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
General Dynamics Corp.	202	$39,598
General Electric Co.	1,073	110,551
Honeywell International, Inc.	40	8,491
Howmet Aerospace, Inc.	262	8,174
Huntington Ingalls Industries, Inc.	2	386
IDEX Corp.	3	621
Illinois Tool Works, Inc.	17	3,513
Ingersoll Rand, Inc.*	24	1,210
Johnson Controls International PLC (Ireland)	1,132	77,066
L3Harris Technologies, Inc.	11	2,423
Lockheed Martin Corp.	396	136,659
Masco Corp.	14	778
Northrop Grumman Corp.	66	23,770
Otis Worldwide Corp.	17	1,399
PACCAR, Inc.	18	1,420
Parker-Hannifin Corp.	210	58,720
Pentair PLC (Ireland)	109	7,917
Quanta Services, Inc.	80	9,105
Raytheon Technologies Corp.	60	5,158
Rockwell Automation, Inc.	5	1,470
Roper Technologies, Inc.	44	19,630
Snap-on, Inc.	86	17,970
Stanley Black & Decker, Inc.	126	22,089
Textron, Inc.	12	838
Trane Technologies PLC (Ireland)	298	51,450
TransDigm Group, Inc.*	4	2,498
United Rentals, Inc.*	48	16,845
Westinghouse Air Brake Technologies Corp.	8	690
WW Grainger, Inc.	15	5,896
Xylem, Inc.	8	989

		1,023,579

Commercial & Professional Services — 0.3%
Cintas Corp.	4	1,523
Copart, Inc.*	9	1,248
Equifax, Inc.	5	1,267
IHS Markit Ltd. (Bermuda)	16	1,866
Jacobs Engineering Group, Inc.	59	7,819
Leidos Holdings, Inc.	6	577
Nielsen Holdings PLC (United Kingdom)	571	10,957
Republic Services, Inc.	16	1,921
Robert Half International, Inc.	75	7,525
Rollins, Inc.	20	707

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Verisk Analytics, Inc.	7	$1,402
Waste Management, Inc.	17	2,539

		39,351

Consumer Durables & Apparel — 0.9%
DR Horton, Inc.	14	1,176
Garmin Ltd. (Switzerland)	112	17,411
Hanesbrands, Inc.	513	8,803
Hasbro, Inc.	7	625
Leggett & Platt, Inc.	7	314
Lennar Corp., Class A	124	11,616
Mohawk Industries, Inc.*	110	19,514
Newell Brands, Inc.	620	13,727
NIKE, Inc., Class B	63	9,149
NVR, Inc.*	1	4,794
PulteGroup, Inc.	11	505
PVH Corp.*	40	4,112
Ralph Lauren Corp.	117	12,992
Tapestry, Inc.	445	16,474
Under Armour, Inc., Class C*	26	455
VF Corp.	16	1,072
Whirlpool Corp.	101	20,590

		143,329

Consumer Services — 0.7%
Booking Holdings, Inc.*	2	4,748
Caesars Entertainment, Inc.*	8	898
Carnival Corp. (Panama)*	44	1,100
Chipotle Mexican Grill, Inc.*	1	1,818
Darden Restaurants, Inc.	7	1,060
Domino’s Pizza, Inc.	2	954
Expedia Group, Inc.*	5	819
Hilton Worldwide Holdings, Inc.*	11	1,453
Las Vegas Sands Corp.*	31	1,135
Marriott International, Inc., Class A*	12	1,777
McDonald’s Corp.	44	10,609
MGM Resorts International	19	820
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	14	374
Penn National Gaming, Inc.*	250	18,115
Royal Caribbean Cruises Ltd. (Liberia)*	10	889
Starbucks Corp.	47	5,185
Wynn Resorts Ltd.*	4	339
Yum! Brands, Inc.	431	52,716

		104,809

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — 3.9%
American Express Co.	32	$5,361
Ameriprise Financial, Inc.	6	1,585
Bank of New York Mellon Corp. (The)	35	1,814
Berkshire Hathaway, Inc., Class B*	744	203,067
BlackRock, Inc.	242	202,956
Capital One Financial Corp.	26	4,211
Cboe Global Markets, Inc.	5	619
Charles Schwab Corp. (The)	75	5,463
CME Group, Inc.	15	2,901
Discover Financial Services	17	2,088
Franklin Resources, Inc.	800	23,776
Goldman Sachs Group, Inc. (The)	30	11,341
Intercontinental Exchange, Inc.	23	2,641
Invesco Ltd. (Bermuda)	734	17,697
MarketAxess Holdings, Inc.	2	841
Moody’s Corp.	8	2,841
Morgan Stanley	198	19,267
MSCI, Inc.	3	1,825
Nasdaq, Inc.	84	16,214
Northern Trust Corp.	9	970
Raymond James Financial, Inc.	10	923
S&P Global, Inc.	12	5,099
State Street Corp.	14	1,186
Synchrony Financial	31	1,515
T Rowe Price Group, Inc.	361	71,009

		607,210

Energy — 3.2%
APA Corp.	601	12,879
Baker Hughes Co.	581	14,368
Chevron Corp.	415	42,102
ConocoPhillips	53	3,592
Coterra Energy, Inc.	16	348
Devon Energy Corp.	26	923
Diamondback Energy, Inc.	7	663
EOG Resources, Inc.	928	74,491
Exxon Mobil Corp.	2,267	133,345
Halliburton Co.	65	1,405
Hess Corp.	447	34,915
Kinder Morgan, Inc.	580	9,703
Marathon Oil Corp.	1,254	17,142
Marathon Petroleum Corp.	1,014	62,675
Occidental Petroleum Corp.	1,484	43,897
ONEOK, Inc.	709	41,115
Phillips 66	17	1,190
Pioneer Natural Resources Co.	9	1,499

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Schlumberger NV	76	$2,253
Valero Energy Corp.	17	1,200
Williams Cos., Inc. (The)	64	1,660

		501,365

Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	18	8,088
Kroger Co. (The)	40	1,617
Sysco Corp.	28	2,198
Walgreens Boots Alliance, Inc.	35	1,647
Walmart, Inc.	2,159	300,922

		314,472

Food, Beverage & Tobacco — 5.4%
Altria Group, Inc.	2,933	133,510
Archer-Daniels-Midland Co.	889	53,349
Brown-Forman Corp., Class B	19	1,273
Campbell Soup Co.	16	669
Coca-Cola Co. (The)	2,101	110,240
Conagra Brands, Inc.	27	915
Constellation Brands, Inc., Class A	305	64,260
General Mills, Inc.	35	2,094
Hershey Co. (The)	257	43,497
Hormel Foods Corp.	22	902
JM Smucker Co. (The)	6	720
Kellogg Co.	19	1,215
Kraft Heinz Co. (The)	1,944	71,578
Lamb Weston Holdings, Inc.	6	368
McCormick & Co., Inc., non-voting shares	11	891
Molson Coors Beverage Co., Class B	345	16,001
Mondelez International, Inc., Class A	955	55,562
Monster Beverage Corp.*	22	1,954
PepsiCo, Inc.	55	8,273
Philip Morris International, Inc.	2,477	234,795
Tyson Foods, Inc., Class A	580	45,785

		847,851

Health Care Equipment & Services — 5.8%
Abbott Laboratories	711	83,990
ABIOMED, Inc.*	2	651
Align Technology, Inc.*	3	1,996
AmerisourceBergen Corp.	11	1,314
Anthem, Inc.	15	5,592
Baxter International, Inc.	20	1,609
Becton Dickinson and Co.	12	2,950

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Boston Scientific Corp.*	57	$2,473
Cardinal Health, Inc.	12	593
Centene Corp.*	24	1,495
Cerner Corp.	17	1,199
Cigna Corp.	543	108,687
Cooper Cos., Inc. (The)	1	413
CVS Health Corp.	2,095	177,782
Danaher Corp.	285	86,765
DaVita, Inc.*	6	698
DENTSPLY SIRONA, Inc.	9	522
Dexcom, Inc.*	3	1,641
Edwards Lifesciences Corp.*	24	2,717
HCA Healthcare, Inc.	513	124,515
Henry Schein, Inc.*	6	457
Hologic, Inc.*	16	1,181
Humana, Inc.	6	2,335
IDEXX Laboratories, Inc.*	4	2,488
Intuitive Surgical, Inc.*	4	3,977
Laboratory Corp. of America Holdings*	154	43,342
McKesson Corp.	247	49,247
Medtronic PLC (Ireland)	73	9,151
Quest Diagnostics, Inc.	194	28,190
ResMed, Inc.	6	1,581
STERIS PLC (Ireland)	4	817
Stryker Corp.	15	3,956
Teleflex, Inc.	2	753
UnitedHealth Group, Inc.	387	151,216
Universal Health Services, Inc., Class B	4	553
West Pharmaceutical Services, Inc.	3	1,274
Zimmer Biomet Holdings, Inc.	8	1,171

		909,291

Household & Personal Products — 0.7%
Church & Dwight Co., Inc.	10	826
Clorox Co. (The)	6	994
Colgate-Palmolive Co.	310	23,430
Estee Lauder Cos., Inc. (The), Class A	15	4,499
Kimberly-Clark Corp.	17	2,251
Procter & Gamble Co. (The)	604	84,439

		116,439

Insurance — 1.5%
Aflac, Inc.	27	1,408
Allstate Corp. (The)	12	1,528

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
American International Group, Inc.	34	$1,866
Aon PLC, Class A (Ireland)	165	47,152
Arthur J Gallagher & Co.	129	19,176
Assurant, Inc.	3	473
Brown & Brown, Inc.	448	24,842
Chubb Ltd. (Switzerland)	18	3,123
Cincinnati Financial Corp.	7	800
Everest Re Group Ltd. (Bermuda)	2	502
Globe Life, Inc.	5	445
Hartford Financial Services Group, Inc. (The)	14	983
Lincoln National Corp.	8	550
Loews Corp.	11	593
Marsh & McLennan Cos., Inc.	744	112,664
MetLife, Inc.	35	2,161
Principal Financial Group, Inc.	11	708
Progressive Corp. (The)	24	2,169
Prudential Financial, Inc.	16	1,683
Travelers Cos., Inc. (The)	13	1,976
Willis Towers Watson PLC (Ireland)	7	1,627
WR Berkley Corp.	8	585

		227,014

Materials — 3.1%
Air Products and Chemicals, Inc.	8	2,049
Albemarle Corp.	4	876
Amcor PLC (Jersey)	82	950
Avery Dennison Corp.	132	27,352
Ball Corp.	12	1,080
Celanese Corp.	5	753
CF Industries Holdings, Inc.	12	670
Corteva, Inc.	43	1,809
Dow, Inc.	994	57,215
DuPont de Nemours, Inc.	834	56,704
Eastman Chemical Co.	85	8,563
Ecolab, Inc.	15	3,129
FMC Corp.	7	641
Freeport-McMoRan, Inc.	2,333	75,893
International Flavors & Fragrances, Inc.	9	1,203
International Paper Co.	621	34,726
Linde PLC (Ireland).	21	6,161
LyondellBasell Industries NV, Class A (Netherlands)	532	49,928
Martin Marietta Materials, Inc.	3	1,025
Mosaic Co. (The)	604	21,575
Newmont Corp.	42	2,281

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Nucor Corp.	467	$45,995
Packaging Corp. of America	5	687
PPG Industries, Inc.	111	15,874
Sealed Air Corp.	100	5,479
Sherwin-Williams Co. (The)	147	41,120
Vulcan Materials Co.	6	1,015
Westrock Co.	318	15,846

		480,599

Media & Entertainment — 10.3%
Activision Blizzard, Inc.	312	24,146
Alphabet, Inc., Class A*	295	788,688
Charter Communications, Inc., Class A*	75	54,567
Comcast Corp., Class A	183	10,235
Discovery, Inc., Class A*	27	685
DISH Network Corp., Class A*	839	36,463
Electronic Arts, Inc.	114	16,217
Facebook, Inc., Class A*	1,362	462,249
Fox Corp., Class A	236	9,466
Interpublic Group of Cos., Inc. (The)	626	22,955
Live Nation Entertainment, Inc.*	8	729
Match Group, Inc.*	10	1,570
Netflix, Inc.*	175	106,810
News Corp., Class A	24	565
Omnicom Group, Inc.	343	24,854
Take-Two Interactive Software, Inc.*	47	7,241
Twitter, Inc.*	316	19,083
ViacomCBS, Inc., Class B	36	1,422
Walt Disney Co. (The)*	70	11,842

		1,599,787

Pharmaceuticals, Biotechnology & Life Sciences — 7.5%
AbbVie, Inc.	2,461	265,468
Agilent Technologies, Inc.	13	2,048
Amgen, Inc.	31	6,592
Biogen, Inc.*	8	2,264
Bio-Rad Laboratories, Inc., Class A*	2	1,492
Bio-Techne Corp.	1	485
Bristol-Myers Squibb Co.	89	5,266
Catalent, Inc.*	7	932
Charles River Laboratories International, Inc.*	2	825
Eli Lilly and Co.	39	9,011
Gilead Sciences, Inc.	1,993	139,211
Illumina, Inc.*	59	23,931
Incyte Corp.*	87	5,984

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
IQVIA Holdings, Inc.*	8	$1,916
Johnson & Johnson	1,634	263,891
Merck & Co., Inc.	1,537	115,444
Mettler-Toledo International, Inc.*	1	1,377
Moderna, Inc.*	16	6,158
Organon & Co.	403	13,214
PerkinElmer, Inc.	8	1,386
Pfizer, Inc.	5,905	253,974
Regeneron Pharmaceuticals, Inc.*	47	28,444
Thermo Fisher Scientific, Inc.	15	8,570
Vertex Pharmaceuticals, Inc.*	15	2,721
Viatris, Inc.	48	650
Waters Corp.*	3	1,072
Zoetis, Inc.	19	3,689

		1,166,015

Real Estate — 1.1%
Alexandria Real Estate Equities, Inc., REIT	6	1,146
American Tower Corp., REIT	180	47,774
AvalonBay Communities, Inc., REIT	6	1,330
Boston Properties, Inc., REIT	7	758
CBRE Group, Inc., Class A*	20	1,947
Crown Castle International Corp., REIT	171	29,638
Digital Realty Trust, Inc., REIT	12	1,733
Duke Realty Corp., REIT	16	766
Equinix, Inc., REIT	3	2,370
Equity Residential, REIT	15	1,214
Essex Property Trust, Inc., REIT	3	959
Extra Space Storage, Inc., REIT	6	1,008
Federal Realty Investment Trust, REIT	4	472
Healthpeak Properties, Inc., REIT	22	737
Host Hotels & Resorts, Inc., REIT*	29	474
Iron Mountain, Inc., REIT	12	521
Kimco Realty Corp., REIT	18	373
Mid-America Apartment Communities, Inc., REIT	5	934
Prologis, Inc., REIT	30	3,763
Public Storage, REIT	9	2,674
Realty Income Corp., REIT	16	1,038
Regency Centers Corp., REIT	7	471
SBA Communications Corp., REIT	43	14,215
Simon Property Group, Inc., REIT	14	1,820
UDR, Inc., REIT	12	636

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Ventas, Inc., REIT	15	$828
Vornado Realty Trust, REIT	8	336
Welltower, Inc., REIT	17	1,401
Weyerhaeuser Co., REIT	1,192	42,399

		163,735

Retailing — 10.6%
Advance Auto Parts, Inc.	101	21,098
Amazon.com, Inc.*	242	794,980
AutoZone, Inc.*	34	57,732
Bath & Body Works, Inc.	437	27,544
Best Buy Co., Inc.	15	1,586
CarMax, Inc.*	7	896
Dollar General Corp.	13	2,758
Dollar Tree, Inc.*	13	1,244
eBay, Inc.	37	2,578
Etsy, Inc.*	5	1,040
Gap, Inc. (The)	598	13,574
Genuine Parts Co.	228	27,640
Home Depot, Inc. (The)	823	270,158
LKQ Corp.*	471	23,701
Lowe’s Cos., Inc.	748	151,739
O’Reilly Automotive, Inc.*	77	47,051
Pool Corp.	2	869
Ross Stores, Inc.	15	1,633
Target Corp.	779	178,212
TJX Cos., Inc. (The)	48	3,167
Tractor Supply Co.	63	12,764
Ulta Beauty, Inc.*	4	1,444

		1,643,408

Semiconductors & Semiconductor Equipment — 3.4%
Advanced Micro Devices, Inc.*	48	4,939
Analog Devices, Inc.	21	3,517
Applied Materials, Inc.	1,435	184,728
Broadcom, Inc.	16	7,759
Enphase Energy, Inc.*	5	750
Intel Corp.	3,794	202,144
KLA Corp.	61	20,405
Lam Research Corp.	57	32,442
Microchip Technology, Inc.	11	1,688
Micron Technology, Inc.	445	31,586
Monolithic Power Systems, Inc.	1	485
NVIDIA Corp.	99	20,509
NXP Semiconductors NV (Netherlands)	15	2,938
Qorvo, Inc.*	5	836

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
QUALCOMM, Inc.	64	$8,255
Skyworks Solutions, Inc.	7	1,153
Teradyne, Inc.	7	764
Texas Instruments, Inc.	38	7,304
Xilinx, Inc.	9	1,359

		533,561

Software & Services — 15.0%
Accenture PLC, Class A (Ireland)	77	24,634
Adobe, Inc.*	188	108,235
Akamai Technologies, Inc.*	6	628
ANSYS, Inc.*	34	11,575
Autodesk, Inc.*	87	24,810
Automatic Data Processing, Inc.	496	99,160
Broadridge Financial Solutions, Inc.	6	1,000
Cadence Design Systems, Inc.*	109	16,507
Ceridian HCM Holding, Inc.*	5	563
Citrix Systems, Inc.	5	537
Cognizant Technology Solutions Corp., Class A	208	15,436
DXC Technology Co.*	405	13,612
Fidelity National Information Services, Inc.	24	2,920
Fiserv, Inc.*	27	2,930
FleetCor Technologies, Inc.*	4	1,045
Fortinet, Inc.*	7	2,044
Gartner, Inc.*	65	19,752
Global Payments, Inc.	11	1,733
International Business Machines Corp.	894	124,203
Intuit, Inc.	10	5,395
Jack Henry & Associates, Inc.	3	492
Mastercard, Inc., Class A	395	137,334
Microsoft Corp.	3,604	1,016,040
NortonLifeLock, Inc.	24	607
Oracle Corp.	2,169	188,985
Paychex, Inc.	21	2,361
Paycom Software, Inc.*	2	992
PayPal Holdings, Inc.*	517	134,529
PTC, Inc.*	4	479
salesforce.com, Inc.*	388	105,233
ServiceNow, Inc.*	78	48,537
Synopsys, Inc.*	60	17,965
Tyler Technologies, Inc.*	1	459
VeriSign, Inc.*	5	1,025

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Visa, Inc., Class A	854	$190,229
Western Union Co. (The)	647	13,082

		2,335,068

Technology Hardware & Equipment — 9.2%
Amphenol Corp., Class A	26	1,904
Apple, Inc.	6,611	935,456
Arista Networks, Inc.*	4	1,375
CDW Corp.	7	1,274
Cisco Systems, Inc.	5,726	311,666
Corning, Inc.	1,332	48,605
F5 Networks, Inc.*	3	596
Hewlett Packard Enterprise Co.	52	741
HP, Inc.	1,917	52,449
IPG Photonics Corp.*	2	317
Juniper Networks, Inc.	485	13,347
Keysight Technologies, Inc.*	8	1,314
Motorola Solutions, Inc.	7	1,626
NetApp, Inc.	356	31,955
Seagate Technology Holdings PLC (Ireland)	362	29,872
TE Connectivity Ltd. (Switzerland)	14	1,921
Teledyne Technologies, Inc.*	2	859
Trimble, Inc.*	10	823
Western Digital Corp.*	13	734
Zebra Technologies Corp., Class A* .	3	1,546

		1,438,380

Telecommunication Services — 2.6%
AT&T, Inc.	7,511	202,872
Lumen Technologies, Inc.	44	545
T-Mobile US, Inc.*	50	6,388
Verizon Communications, Inc.	3,653	197,299

		407,104

Transportation — 2.2%
Alaska Air Group, Inc.*	4	235
American Airlines Group, Inc.*	25	513
CH Robinson Worldwide, Inc.	6	522
CSX Corp.	3,405	101,265
Delta Air Lines, Inc.*	25	1,065
Expeditors International of Washington, Inc.	26	3,097
FedEx Corp.	15	3,289
JB Hunt Transport Services, Inc.	5	836
Kansas City Southern	4	1,083
Norfolk Southern Corp.	45	10,766
Old Dominion Freight Line, Inc.	5	1,430

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND

Portfolio of Investments (Concluded)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Southwest Airlines Co.*	23	$1,183
Union Pacific Corp.	333	65,271
United Airlines Holdings, Inc.*	12	571
United Parcel Service, Inc., Class B	809	147,319

		338,445

Utilities — 0.5%
AES Corp. (The)	37	845
Alliant Energy Corp.	10	560
Ameren Corp.	10	810
American Electric Power Co., Inc.	19	1,542
American Water Works Co., Inc.	7	1,183
Atmos Energy Corp.	5	441
CenterPoint Energy, Inc.	23	566
CMS Energy Corp.	11	657
Consolidated Edison, Inc.	14	1,016
Dominion Energy, Inc.	49	3,578
DTE Energy Co.	7	782
Duke Energy Corp.	30	2,928
Edison International	15	832
Entergy Corp.	7	695
Evergy, Inc.	10	622
Eversource Energy	13	1,063
Exelon Corp.	39	1,885
FirstEnergy Corp.	22	784

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NextEra Energy, Inc.	77	$6,046
NiSource, Inc.	16	388
NRG Energy, Inc.	389	15,883
Pinnacle West Capital Corp.	4	289
PPL Corp.	1,223	34,097
Public Service Enterprise Group, Inc.	29	1,766
Sempra Energy	12	1,518
Southern Co. (The)	42	2,603
WEC Energy Group, Inc.	12	1,058
Xcel Energy, Inc.	21	1,313

		85,750

TOTAL COMMON STOCKS (Cost $13,001,855)		15,476,929

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%		92,000

NET ASSETS - 100.0%		$15,568,929

*	Non-income producing.

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
LONG POSITIONS — 139.1%
COMMON STOCKS — 139.1%
Automobiles & Components — 0.0%
General Motors Co.*	62	$3,268

Capital Goods — 7.3%
3M Co.†	682	119,637
A.O. Smith Corp.	603	36,825
General Dynamics Corp.	30	5,881
Huntington Ingalls Industries, Inc.	38	7,336
Johnson Controls International PLC (Ireland)†	1,100	74,888
Lockheed Martin Corp.†	384	132,518
Northrop Grumman Corp.†	267	96,160
Otis Worldwide Corp.	139	11,437
Pentair PLC (Ireland)†	18	1,307
Quanta Services, Inc.†	139	15,821
Roper Technologies, Inc.†	17	7,584
Snap-on, Inc.†	322	67,282
WW Grainger, Inc.	58	22,798

		599,474

Commercial & Professional Services — 0.2%
Nielsen Holdings PLC (United Kingdom)	555	10,650
Robert Half International, Inc.†	81	8,127

		18,777

Consumer Durables & Apparel — 3.0%
Garmin Ltd. (Switzerland)	322	50,058
Hanesbrands, Inc.	1,429	24,522
Hasbro, Inc.	150	13,383
Mohawk Industries, Inc.*	11	1,951
NIKE, Inc., Class B	327	47,490
Whirlpool Corp.	546	111,308

		248,712

Consumer Services — 2.8%
Booking Holdings, Inc.*	1	2,374
Domino’s Pizza, Inc.	9	4,293
Hilton Worldwide Holdings, Inc.*	169	22,326
Marriott International, Inc., Class A*	163	24,139
McDonald’s Corp.†	291	70,163
Penn National Gaming, Inc.*	615	44,563
Yum! Brands, Inc.†	518	63,356

		231,214

Diversified Financials — 5.0%
Berkshire Hathaway, Inc., Class B†*	471	128,555
BlackRock, Inc.†	100	83,866
Moody’s Corp.	65	23,082

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Nasdaq, Inc.†	349	$67,364
T Rowe Price Group, Inc.†	524	103,071

		405,938

Energy — 1.1%
Baker Hughes Co.	614	15,184
Coterra Energy, Inc.	1,021	22,217
EOG Resources, Inc.	317	25,446
Hess Corp.	47	3,671
Marathon Petroleum Corp.	345	21,324
Schlumberger NV	1	30

		87,872

Food & Staples Retailing — 4.2%
Kroger Co. (The)†	3,202	129,457
Sysco Corp.†	96	7,536
Walgreens Boots Alliance, Inc.	17	800
Walmart, Inc.†	1,459	203,355

		341,148

Food, Beverage & Tobacco — 20.6%
Altria Group, Inc.†	2,825	128,594
Archer-Daniels-Midland Co.†	1,383	82,994
Campbell Soup Co.†	2,644	110,546
Coca-Cola Co. (The)	1,655	86,838
Conagra Brands, Inc.†	3,325	112,618
Constellation Brands, Inc., Class A†	111	23,387
General Mills, Inc.†	2,695	161,215
Hershey Co. (The)	844	142,847
JM Smucker Co. (The)†	386	46,332
Kellogg Co.†	2,515	160,759
Kraft Heinz Co. (The)†	4,842	178,282
Molson Coors Beverage Co., Class B†	183	8,487
Mondelez International, Inc.,
Class A†	2,387	138,876
PepsiCo, Inc.	464	69,790
Philip Morris International, Inc.†	1,641	155,550
Tyson Foods, Inc., Class A†	1,024	80,834

		1,687,949

Health Care Equipment & Services — 14.2%
Abbott Laboratories†	280	33,076
Anthem, Inc.	111	41,381
Cerner Corp.	288	20,310
Cigna Corp.	266	53,243
CVS Health Corp.†	1,240	105,226
Danaher Corp.†	112	34,097
DaVita, Inc.*	165	19,183

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
HCA Healthcare, Inc.	181	$43,932
Hologic, Inc.†*	2,714	200,320
Laboratory Corp. of America Holdings†*	829	233,314
McKesson Corp.	212	42,269
Quest Diagnostics, Inc.†	1,667	242,232
UnitedHealth Group, Inc.	246	96,122

		1,164,705

Household & Personal Products — 4.9%
Colgate-Palmolive Co.†	2,269	171,491
Kimberly-Clark Corp.†	1,000	132,440
Procter & Gamble Co. (The)†	683	95,483

		399,414

Insurance — 3.2%
Aon PLC, Class A (Ireland)†	237	67,727
Arthur J Gallagher & Co.	585	86,960
Brown & Brown, Inc.	595	32,993
Marsh & McLennan Cos., Inc.†	495	74,958

		262,638

Materials — 1.8%
Avery Dennison Corp.	145	30,045
CF Industries Holdings, Inc.†	8	447
DuPont de Nemours, Inc.	662	45,009
Eastman Chemical Co.†	259	26,092
International Paper Co.	473	26,450
Sherwin-Williams Co. (The)	66	18,462

		146,505

Media & Entertainment — 9.4%
Activision Blizzard, Inc.†	1,041	80,563
Alphabet, Inc., Class A†*	105	280,720
Charter Communications, Inc., Class A†*	66	48,019
Electronic Arts, Inc.†	45	6,401
Facebook, Inc., Class A†*	448	152,047
Fox Corp., Class A†	225	9,025
Interpublic Group of Cos., Inc. (The).	136	4,987
Netflix, Inc.*	215	131,223
Take-Two Interactive Software, Inc.†*	19	2,927
ViacomCBS, Inc., Class B	1,435	56,697

		772,609

Pharmaceuticals, Biotechnology & Life Sciences — 12.3%
AbbVie, Inc.	420	45,305
Biogen, Inc.†*	327	92,538

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences —(Continued)
Gilead Sciences, Inc.†	954	$66,637
Illumina, Inc.†*	23	9,329
Johnson & Johnson	935	151,002
Merck & Co., Inc.	2,296	172,453
Organon & Co.	2,435	79,844
PerkinElmer, Inc.†	1,148	198,937
Pfizer, Inc.†	4,231	181,975
Vertex Pharmaceuticals, Inc.*	28	5,079

		1,003,099

Real Estate — 5.5%
Alexandria Real Estate Equities, Inc., REIT	580	110,821
Duke Realty Corp., REIT	1,353	64,768
Extra Space Storage, Inc., REIT	445	74,756
Iron Mountain, Inc., REIT	32	1,390
Mid-America Apartment Communities, Inc., REIT	172	32,121
Public Storage, REIT	329	97,746
Weyerhaeuser Co., REIT	1,883	66,978

		448,580

Retailing — 8.5%
Amazon.com, Inc.†*	79	259,518
AutoZone, Inc.†*	13	22,074
Bath & Body Works, Inc.	897	56,538
Best Buy Co., Inc.†	52	5,497
eBay, Inc.†	1,294	90,153
Gap, Inc. (The)	291	6,606
Genuine Parts Co.†	230	27,883
Home Depot, Inc. (The)†	187	61,385
LKQ Corp.†*	277	13,939
Lowe’s Cos., Inc.†	203	41,180
O’Reilly Automotive, Inc.†*	60	36,663
Ross Stores, Inc.	168	18,287
Target Corp.†	227	51,931

		691,654

Semiconductors & Semiconductor Equipment — 1.6%
Applied Materials, Inc.	336	43,253
Intel Corp.	1,570	83,650

		126,903

Software & Services — 12.7%
Accenture PLC, Class A (Ireland)	97	31,032
Automatic Data Processing, Inc.	555	110,956
Broadridge Financial Solutions, Inc.	1	167

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
International Business Machines Corp.	346	$48,070
Mastercard, Inc., Class A†	155	53,890
Microsoft Corp.†	1,186	334,357
NortonLifeLock, Inc.†	5,579	141,149
Oracle Corp.†	1,288	112,223
Paychex, Inc.	174	19,566
PayPal Holdings, Inc.†*	185	48,139
Visa, Inc., Class A†	336	74,844
Western Union Co. (The)	3,133	63,349

		1,037,742

Technology Hardware & Equipment — 10.8%
Apple, Inc.†	2,584	365,636
Cisco Systems, Inc.†	2,567	139,722
Corning, Inc.	1,571	57,326
F5 Networks, Inc.†*	12	2,385
HP, Inc.	3,531	96,608
Juniper Networks, Inc.†	765	21,053
Keysight Technologies, Inc.*	148	24,315
NetApp, Inc.	606	54,395
Seagate Technology Holdings PLC (Ireland)	1,491	123,037

		884,477

Telecommunication Services — 3.6%
AT&T, Inc.	4,651	125,624
Verizon Communications, Inc.†	3,142	169,699

		295,323

Transportation — 3.0%
CSX Corp.	764	22,721
Expeditors International of Washington, Inc.†	644	76,720
Southwest Airlines Co.*	273	14,040
Union Pacific Corp.	68	13,329
United Parcel Service, Inc., Class B	640	116,544

		243,354

Utilities — 3.4%
Dominion Energy, Inc.†	1,294	94,488
NRG Energy, Inc.	1,691	69,043

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
PPL Corp.	2,984	$83,194
Public Service Enterprise Group, Inc.	482	29,354

		276,079

TOTAL COMMON STOCKS (Cost $10,313,103)		11,377,434

TOTAL LONG POSITIONS - 139.1% (Cost $10,313,103)		11,377,434

SHORT POSITIONS — (40.2)%
COMMON STOCKS — (40.2)%
Automobiles & Components — (0.7)%
Aptiv PLC (Jersey)*	(156)	(23,239)
BorgWarner, Inc.	(464)	(20,050)
Tesla, Inc.*	(21)	(16,285)

		(59,574)

Banks — (1.9)%
Citizens Financial Group, Inc	(424)	(19,920)
Comerica, Inc.	(211)	(16,986)
Huntington Bancshares, Inc.	(1,627)	(25,153)
KeyCorp.	(547)	(11,826)
M&T Bank Corp.	(202)	(30,167)
People’s United Financial, Inc.	(737)	(12,875)
Regions Financial Corp.	(189)	(4,028)
Truist Financial Corp.	(394)	(23,108)
Zions Bancorp NA	(207)	(12,811)

		(156,874)

Capital Goods — (1.9)%
Boeing Co. (The)*	(239)	(52,566)
Fastenal Co.	(99)	(5,109)
Generac Holdings, Inc.*	(49)	(20,025)
IDEX Corp.	(5)	(1,035)
PACCAR, Inc.	(41)	(3,236)
Raytheon Technologies Corp.	(209)	(17,965)
TransDigm Group, Inc.*	(51)	(31,853)
United Rentals, Inc.*	(68)	(23,863)
Xylem, Inc.	(3)	(371)

		(156,023)

Commercial & Professional Services — (1.0)%
Cintas Corp.	(76)	(28,930)
Copart, Inc.*	(74)	(10,265)
IHS Markit Ltd. (Bermuda)	(1)	(117)

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Rollins, Inc.	(913)	$(32,256)
Verisk Analytics, Inc.	(54)	(10,815)

		(82,383)

Consumer Durables & Apparel — (0.7)%
DR Horton, Inc.	(136)	(11,420)
Leggett & Platt, Inc.	(404)	(18,115)
NVR, Inc.*	(1)	(4,794)
PulteGroup, Inc.	(316)	(14,511)
PVH Corp.*	(67)	(6,887)
VF Corp.	(50)	(3,350)

		(59,077)

Consumer Services — (0.9)%
Caesars Entertainment, Inc.*	(26)	(2,919)
Chipotle Mexican Grill, Inc.*	(14)	(25,445)
Darden Restaurants, Inc.	(142)	(21,509)
MGM Resorts International	(253)	(10,917)
Wynn Resorts Ltd.*	(143)	(12,119)

		(72,909)

Diversified Financials — (1.0)%
MarketAxess Holdings, Inc.	(64)	(26,924)
MSCI, Inc.	(11)	(6,692)
Northern Trust Corp.	(67)	(7,223)
State Street Corp.	(403)	(34,142)
Synchrony Financial	(199)	(9,727)

		(84,708)

Energy — (0.0)%
Phillips 66	(18)	(1,261)

Food, Beverage & Tobacco — (0.6)%
Brown-Forman Corp., Class B	(161)	(10,789)
Hormel Foods Corp.	(401)	(16,441)
Lamb Weston Holdings, Inc.	(167)	(10,249)
McCormick & Co., Inc., non-voting shares	(146)	(11,830)

		(49,309)

Health Care Equipment & Services — (2.9)%
ABIOMED, Inc.*	(108)	(35,156)
Align Technology, Inc.*	(32)	(21,294)
DENTSPLY SIRONA, Inc.	(134)	(7,779)
Dexcom, Inc.*	(88)	(48,124)
Edwards Lifesciences Corp.*	(46)	(5,208)
Henry Schein, Inc.*	(66)	(5,026)
IDEXX Laboratories, Inc.*	(43)	(26,742)
Intuitive Surgical, Inc.*	(17)	(16,900)
ResMed, Inc.	(2)	(527)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
STERIS PLC (Ireland)	(112)	$(22,879)
Teleflex, Inc.	(74)	(27,865)
West Pharmaceutical Services, Inc.	(14)	(5,943)
Zimmer Biomet Holdings, Inc.	(97)	(14,197)

		(237,640)

Household & Personal Products — (0.0)%
Church & Dwight Co., Inc.	(1)	(83)

Insurance — (0.3)%
Lincoln National Corp.	(245)	(16,844)
Principal Financial Group, Inc.	(100)	(6,440)

		(23,284)

Materials — (3.8)%
Air Products & Chemicals, Inc.	(131)	(33,551)
Albemarle Corp.	(254)	(55,618)
Ball Corp.	(435)	(39,137)
Corteva, Inc.	(509)	(21,419)
Ecolab, Inc.	(155)	(32,336)
FMC Corp.	(200)	(18,312)
International Flavors & Fragrances, Inc.	(210)	(28,081)
Martin Marietta Materials, Inc.	(140)	(47,835)
PPG Industries, Inc.	(50)	(7,151)
Vulcan Materials Co.	(188)	(31,802)

		(315,242)

Media & Entertainment — (0.7)%
Live Nation Entertainment, Inc.*	(78)	(7,108)
Match Group, Inc.*	(302)	(47,411)

		(54,519)

Pharmaceuticals, Biotechnology & Life Sciences — (1.9)%
Amgen, Inc.	(70)	(14,886)
Bio-Rad Laboratories, Inc., Class A*	(14)	(10,443)
Bio-Techne Corp.	(24)	(11,630)
Catalent, Inc.*	(307)	(40,852)
IQVIA Holdings, Inc.*	(6)	(1,437)
Moderna, Inc.*	(107)	(41,180)
Viatris, Inc.	(2,167)	(29,363)
Zoetis, Inc.	(15)	(2,912)

		(152,703)

Real Estate — (1.5)%
Boston Properties, Inc., REIT	(84)	(9,101)
Equinix, Inc., REIT	(53)	(41,877)
Host Hotels & Resorts, Inc., REIT*	(818)	(13,358)
Ventas, Inc., REIT	(528)	(29,151)

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND

Portfolio of Investments (Concluded)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Vornado Realty Trust, REIT	(207)	$(8,696)
Welltower, Inc., REIT	(235)	(19,364)

		(121,547)

Retailing — (1.9)%
CarMax, Inc.*	(259)	(33,142)
Dollar General Corp.	(43)	(9,122)
Dollar Tree, Inc.*	(44)	(4,212)
Etsy, Inc.*	(209)	(43,464)
Pool Corp.	(43)	(18,679)
Tractor Supply Co.	(155)	(31,404)
Ulta Beauty, Inc.*	(35)	(12,632)

		(152,655)

Semiconductors & Semiconductor Equipment — (3.5)%
Advanced Micro Devices, Inc.*	(280)	(28,812)
Broadcom, Inc.	(41)	(19,882)
Enphase Energy, Inc.*	(285)	(42,742)
Microchip Technology, Inc.	(267)	(40,982)
Monolithic Power Systems, Inc.	(83)	(40,228)
NVIDIA Corp.	(149)	(30,867)
NXP Semiconductors NV (Netherlands)	(3)	(588)
Skyworks Solutions, Inc.	(35)	(5,767)
Teradyne, Inc.	(313)	(34,170)
Xilinx, Inc.	(281)	(42,428)

		(286,466)

Software & Services — (4.2)%
Akamai Technologies, Inc.*	(364)	(38,071)
Ceridian HCM Holding, Inc.*	(355)	(39,980)
Citrix Systems, Inc.	(404)	(43,378)
Fidelity National Information Services, Inc.	(211)	(25,674)
FleetCor Technologies, Inc.*	(33)	(8,622)
Fortinet, Inc.*	(11)	(3,212)
Global Payments, Inc.	(196)	(30,886)
Jack Henry & Associates, Inc.	(173)	(28,382)
Paycom Software, Inc.*	(95)	(47,096)
PTC, Inc.*	(271)	(32,463)
Tyler Technologies, Inc.*	(58)	(26,602)
VeriSign, Inc.*	(76)	(15,581)

		(339,947)

Technology Hardware & Equipment — (0.8)%
IPG Photonics Corp.*	(127)	(20,117)
Teledyne Technologies, Inc.*	(93)	(39,951)
Trimble, Inc.*	(94)	(7,731)

		(67,799)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (0.4)%
CH Robinson Worldwide, Inc.	(371)	$(32,277)

Utilities — (9.6)%
AES Corp. (The)	(1,681)	(38,377)
Alliant Energy Corp.	(501)	(28,046)
Ameren Corp.	(385)	(31,185)
American Electric Power Co., Inc.	(395)	(32,066)
American Water Works Co., Inc.	(189)	(31,949)
Atmos Energy Corp.	(394)	(34,751)
CenterPoint Energy, Inc.	(1,940)	(47,724)
CMS Energy Corp.	(463)	(27,655)
Consolidated Edison, Inc.	(336)	(24,390)
DTE Energy Co.	(101)	(11,283)
Duke Energy Corp.	(157)	(15,322)
Edison International	(809)	(44,875)
Entergy Corp.	(355)	(35,255)
Evergy, Inc.	(401)	(24,942)
Eversource Energy	(594)	(48,565)
FirstEnergy Corp.	(845)	(30,099)
NextEra Energy, Inc.	(761)	(59,754)
NiSource, Inc.	(2,198)	(53,258)
Pinnacle West Capital Corp.	(684)	(49,494)
Sempra Energy	(350)	(44,275)
Southern Co. (The)	(177)	(10,969)
WEC Energy Group, Inc.	(326)	(28,753)
Xcel Energy, Inc.	(487)	(30,437)

		(783,424)

TOTAL COMMON STOCKS (Proceeds $3,387,673)		(3,289,704)

TOTAL SHORT POSITIONS - (40.2)% (Proceeds $3,387,673)		(3,289,704)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		88,960

NET ASSETS - 100.0%		$8,176,690

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2021

	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
Assets
Non-affiliated investments, at value[1,2]	$472,949,590	$216,946,171	$37,816,189
Swaps, at value(a)	32,142,833	35,319,045	3,056,022
Cash and cash equivalents	409,881	350,706	—
Due from broker	1,029,798	6,729,646	—
Receivables:
Investments sold	9,779,874	4,470,445	2,031,582
Capital shares sold	885,812	605,002	—
Dividends and interest	311,341	140,696	25,133
Prepaid expenses and other assets	6,398	1,060	2,790

Total Assets	517,515,527	264,562,771	42,931,716

Liabilities
Due to broker	—	—	393,091
Obligation to return cash collateral on swap contracts (Note 1)	3,250,000	31,230,000	550,000
Payables:
Investments purchased	13,676,754	5,461,142	1,633,518
Investment adviser	526,193	250,100	42,316
Capital shares redeemed	318,344	180,140	3,706
Administration and accounting fees	45,255	29,557	15,771
Accrued expenses	170,130	93,241	125,124

Total Liabilities	17,986,676	37,244,180	2,763,526

Net Assets	$499,528,851	$227,318,591	$40,168,190

Net Assets Consisted of:
Capital stock, $0.01 par value	$298,604	$176,000	$43,115
Paid-in capital	479,534,441	126,226,198	110,793,804
Total distributable earnings/(loss)	19,695,806	100,916,393	(70,668,729)

Net Assets	$499,528,851	$227,318,591	$40,168,190

Institutional Class Shares:
Net assets	$499,528,851	$227,318,591	$40,168,190

Shares outstanding	29,860,396	17,600,009	4,311,475

Net asset value, offering and redemption price per share	$16.73	$12.92	$9.32

[1] Non-affiliated investments, at cost	$415,695,765	$188,437,774	$34,738,367
[2] Includes market value of securities designated as collateral for swaps	$128,843,439	$69,686,771	$22,918,249

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities (Continued)

September 30, 2021

	Gotham Index Plus Fund	Gotham Large Value Fund
Assets
Non-affiliated investments, at value[1,2]	$377,599,088	$64,967,844
Affiliated investments, at value[3]	56,600,440	—
Swaps, at value(a)	87,163,236	—
Cash and cash equivalents	—	351,496
Due from broker	23,430,698	—
Receivables:
Investments sold	6,991,311	1,616,782
Capital shares sold	367,450	500
Dividends and interest	347,571	85,820
Prepaid expenses and other assets	24,647	306

Total Assets	552,524,441	67,022,748

Liabilities
Due to broker	49,603	—
Obligation to return cash collateral on swap contracts (Note 1)	85,550,000	—
Payables:
Investments purchased	8,000,192	1,599,714
Capital shares redeemed	951,700	15,654
Investment adviser	378,675	10,713
Administration and accounting fees	34,467	4,560
12b-1 distribution fees (Investor Class Shares)	2,696	—
Accrued expenses	130,407	40,845

Total Liabilities	95,097,740	1,671,486

Net Assets	$457,426,701	$65,351,262

Net Assets Consisted of:
Capital stock, $0.01 par value	$225,397	$39,111
Paid-in capital	302,848,012	47,267,524
Total distributable earnings	154,353,292	18,044,627

Net Assets	$457,426,701	$65,351,262

Institutional Class Shares:
Net assets	$444,755,729	$65,351,262

Shares outstanding	21,913,443	3,911,139

Net asset value, offering and redemption price per share	$20.30	$16.71

Investor Class Shares:
Net assets	$12,670,972	N/A

Shares outstanding	626,228	N/A

Net asset value, offering and redemption price per share	$20.23	N/A

[1] Non-affiliated investments, at cost	$317,435,357	$55,008,159
[2] Includes market value of securities designated as collateral for swaps	$182,948,934	$—
[3] Affiliated investments, at cost	$56,506,063	$—

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Assets and Liabilities (Concluded)

September 30, 2021

	Gotham Enhanced S&P 500 Index Fund	Gotham Hedged Core Fund
Assets
Non-affiliated investments, at value[1]	$15,476,929	$11,377,434
Cash and cash equivalents	87,427	27,188
Deposits with brokers for securities sold short	—	72,007
Receivables:
Investments sold	149,794	206,076
Capital shares sold	10,634	—
Dividends and interest	11,757	14,423

Total Assets	15,736,541	11,697,128

Liabilities
Securities sold short, at value[2]	—	3,289,704
Payables:
Investments purchased	160,719	206,071
Investment adviser	4,532	19,587
Capital shares redeemed	384	—
Dividends and fees on securities sold short	—	4,026
Accrued expenses	1,977	1,050

Total Liabilities	167,612	3,520,438

Net Assets	$15,568,929	$8,176,690

Net Assets Consisted of:
Capital stock, $0.01 par value	$9,690	$6,349
Paid-in capital	12,406,437	6,114,053
Total distributable earnings	3,152,802	2,056,288

Net Assets	$15,568,929	$8,176,690

Institutional Class Shares:
Net assets	$15,568,929	$8,176,690

Shares outstanding	968,956	634,861

Net asset value, offering and redemption price per share	$16.07	$12.88

[1] Non-affiliated investments, at cost	$13,001,855	$10,313,103
[2] Proceeds received, securities sold short	$—	$3,387,673

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations

For the Year Ended September 30, 2021

	Gotham Absolute Return Fund		Gotham Enhanced Return Fund		Gotham Neutral Fund
Investment income
Dividends from non-affiliated investments	$5,324,777		$2,582,744		$419,069
Less: taxes withheld	(23,731)		(10,380)		(3,034)
Interest	2,463		115		388

Total investment income	5,303,509		2,572,479		416,423

Expenses
Advisory fees (Note 2)	7,191,191		3,379,090		642,679
Transfer agent fees (Note 2)	430,001		150,611		—
Administration and accounting fees (Note 2)	213,261		165,071		89,890
Legal fees	190,106		81,463		24,904
Trustees’ and officers’ fees (Note 2)	140,146		64,707		12,644
Audit fees	84,645		52,652		42,772
Registration and filing fees	73,693		38,125		33,657
Shareholder reporting fees	68,445		34,340		22,437
Custodian fees (Note 2)	55,909		29,952		5,161
Other expenses	51,592		28,303		14,464

Total expenses before recoupments, waivers and/or reimbursements	8,498,989		4,024,314		888,608

Recoupments, waivers and/or reimbursements (Note 2)	(1,307,703)		(645,181)		(245,926)

Net expenses after recoupments, waivers and/or reimbursements	7,191,286		3,379,133		642,682

Net investment loss	(1,887,777)		(806,654)		(226,259)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	186,178,714		68,718,183		25,850,734
Net realized loss from swaps	(112,912,078	)(a)	(4,629,532	)(a)	(19,045,718	)(a)
Net realized loss from foreign currency transactions	(525)		(6)		(2)
Net change in unrealized depreciation on non-affiliated investments	(28,360,888)		(126,604)		(7,920,972)
Net change in unrealized appreciation/(depreciation) on swaps	27,215,234	(a)	(11,112,800	)(a)	1,285,446	(a)
Net change in unrealized appreciation on foreign currency translations	53		28		7

Net realized and unrealized gain on investments	72,120,510		52,849,269		169,495

Net increase/(decrease) in net assets resulting from operations	$70,232,733		$52,042,615		$(56,764)

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Continued)

For the Year Ended September 30, 2021

	Gotham Index Plus Fund		Gotham Large Value Fund
Investment income
Dividends from non-affiliated investments	$7,383,567		$1,800,079
Less: taxes withheld	(1,345)		(519)
Interest	104		51

Total investment income	7,382,326		1,799,611

Expenses
Advisory fees (Note 2)	4,316,443		660,697
Transfer agent fees (Note 2)	371,083		74,437
Administration and accounting fees (Note 2)	158,866		34,766
Legal fees	136,149		29,239
Trustees’ and officers’ fees (Note 2)	123,564		25,185
Custodian fees (Note 2)	70,648		5,832
Audit fees	60,924		26,539
Registration and filing fees	58,075		27,805
Shareholder reporting fees	38,717		25,887
Distribution fees (Investor Class) (Note 2)	30,714		—
Other expenses	44,126		13,350

Total expenses before recoupments, waivers and/or reimbursements	5,409,309		923,737

Recoupments, waivers and/or reimbursements (Note 2)	(402,970)		(263,040)

Net expenses after recoupments, waivers and/or reimbursements	5,006,339		660,697

Net investment income	2,375,987		1,138,914

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	120,772,711	(a)	18,029,679
Net realized gain from swaps	18,901,241	(b)	—
Net change in unrealized appreciation/(depreciation) on non-affiliated investments	(3,504,701)		4,213,869
Net change in unrealized appreciation on affiliated investments	94,377		—
Net change in unrealized depreciation on swaps	(37,986,954	)(b)	—

Net realized and unrealized gain on investments	98,276,674		22,243,548

Net increase in net assets resulting from operations	$100,652,661		$23,382,462

(a)	Includes net realized gains of $9,731,538 relating to a redemption in-kind (See Note 4). For tax purposes, no gain or losses will be recognized.
(b)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Operations (Concluded)

For the Year Ended September 30, 2021

	Gotham Enhanced S&P	Gotham Hedged
	500 Index Fund	Core Fund
Investment income
Dividends from non-affiliated investments	$211,191	$264,527
Less: taxes withheld	(3)	—
Interest	9	9
Income from securities loaned (Note 5)	—	29

Total investment income	211,197	264,565

Expenses
Advisory fees (Note 2)	64,235	67,997
Legal fees	28,146	3,654
Registration and filing fees	27,873	26,878
Support services fees	18,427	9,467
Transfer agent fees (Note 2)	2,157	887
Administration and accounting fees (Note 2)	1,629	6,957
Trustees’ and officers’ fees (Note 2)	88	814
Custodian fees (Note 2)	18	289
Dividends and fees on securities sold short (Note 1)	—	78,817
Shareholder reporting fees	—	5,499
Other expenses	906	2,571

Total expenses before recoupments, waivers and/or reimbursements	143,479	203,830

Recoupments, waivers and/or reimbursements (Note 2)	(79,244)	(42,614)

Net expenses after recoupments, waivers and/or reimbursements	64,235	161,216

Net investment income	146,962	103,349

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	1,005,340	2,524,048
Net realized loss from securities sold short	—	(1,334,604)
Net change in unrealized appreciation on non-affiliated investments	1,553,131	98,586
Net change in unrealized appreciation on securities sold short	—	82,725

Net realized and unrealized gain on investments	2,558,471	1,370,755

Net increase in net assets resulting from operations	$2,705,433	$1,474,104

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham Absolute Return Fund		Gotham Enhanced Return Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

Net increase/(decrease) in net assets from operations:
Net investment loss	$(1,887,777)	$(2,607,321)	$(806,654)	$(1,308,243)
Net realized gain/(loss) from investments, securities sold short, swaps and foreign currency transactions	73,266,111	(15,068,216)	64,088,645	(8,365,916)
Net change in unrealized depreciation on investments, securities sold short, swaps and foreign currency translations	(1,145,601)	(30,786,992)	(11,239,376)	(26,929,259)

Net increase/(decrease) in net assets resulting from operations	70,232,733	(48,462,529)	52,042,615	(36,603,418)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	—	(334,852)	(124,087,944)

Net decrease in net assets from dividends and distributions to shareholders	—	—	(334,852)	(124,087,944)

Decrease in net assets derived from capital share transactions (Note 4)	(76,693,148)	(302,795,097)	(61,113,855)	(121,651,134)

Total decrease in net assets	(6,460,415)	(351,257,626)	(9,406,092)	(282,342,496)

Net assets
Beginning of year	505,989,266	857,246,892	236,724,683	519,067,179

End of year	$499,528,851	$505,989,266	$227,318,591	$236,724,683

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Neutral Fund		Gotham Index Plus Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(226,259)	$(1,202,743)	$2,375,987	$4,561,361
Net realized gain/(loss) from investments, swaps and foreign currency transactions	6,805,014	554,251	139,673,952	(82,906,650)
Net change in unrealized appreciation/(depreciation) on investments, swaps and foreign currency translations	(6,635,519)	(16,524,100)	(41,397,278)	88,741,908

Net increase/(decrease) in net assets resulting from operations	(56,764)	(17,172,592)	100,652,661	10,396,619

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	—	(4,445,820)	(9,228,671)
Investor Class	N/A	N/A	(98,640)	(203,551)

Net decrease in net assets from dividends and distributions to shareholders	—	—	(4,544,460)	(9,432,222)

Decrease in net assets derived from capital share transactions (Note 4)	(15,450,336)	(108,565,570)	(43,732,266)	(260,792,812)

Total increase/(decrease) in net assets	(15,507,100)	(125,738,162)	52,375,935	(259,828,415)

Net assets
Beginning of year	55,675,290	181,413,452	405,050,766	664,879,181

End of year	$40,168,190	$55,675,290	$457,426,701	$405,050,766

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Large Value Fund		Gotham Enhanced S&P 500 Index Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment income	$1,138,914	$1,264,674	$146,962	$118,395
Net realized gain/(loss) from investments	18,029,679	(5,960,490)	1,005,340	(338,005)
Net change in unrealized appreciation on investments	4,213,869	2,488,169	1,553,131	497,653

Net increase/(decrease) in net assets resulting from operations	23,382,462	(2,207,647)	2,705,433	278,043

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(1,307,860)	(1,610,912)	(114,476)	(269,329)

Net decrease in net assets from dividends and distributions to shareholders	(1,307,860)	(1,610,912)	(114,476)	(269,329)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(26,725,897)	14,843,066	6,631,865	(297,232)

Total increase/(decrease) in net assets	(4,651,295)	11,024,507	9,222,822	(288,518)

Net assets
Beginning of year	70,002,557	58,978,050	6,346,107	6,634,625

End of year	$65,351,262	$70,002,557	$15,568,929	$6,346,107

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

	Gotham Hedged Core Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment income	$103,349	$51,943
Net realized gain/(loss) from investments and securities sold short	1,189,444	(221,239)
Net change in unrealized appreciation on investments and securities sold short	181,311	764,069

Net increase in net assets resulting from operations	1,474,104	594,773

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(83,766)	(152,049)

Net decrease in net assets from dividends and distributions to shareholders	(83,766)	(152,049)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(2,017,190)	5,778,631

Total increase/(decrease) in net assets	(626,852)	6,221,355

Net assets
Beginning of year	8,803,542	2,582,187

End of year	$8,176,690	$8,803,542

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Statement of Cash Flow

September 30, 2021

Gotham Hedged Core Fund
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$1,474,104

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(26,907,199)
Proceeds from disposition of long-term portfolio investments	30,325,606
Purchases to cover securities sold short	(17,477,076)
Proceeds from securities sold short	16,019,880
Net realized (gain)/loss on investments and securities sold short	(1,189,444)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(181,311)
Decrease in securities lending cash collateral	178
Increase in receivable for investments sold	(128,685)
Increase in dividends and interest receivable	(3,927)
Decrease in receivable from investment adviser	11,433
Decrease in prepaid expenses and other assets	320
Increase in payable for investments purchased	128,459
Increase in payable from investment adviser	19,587
Increase in payable for dividends and fees on securities sold short	913
Decrease in use of cash collateral from securities lending	(178)
Decrease in accrued expense payable	(40,154)

Net cash provided by operating activities	2,052,506

Cash flows from financing activities:
Proceeds from shares sold	2,911,941
Payment of shares redeemed	(5,012,897)

Net cash used in financing activities	(2,100,956)

Net decrease in cash and restricted cash	(48,450)
Cash and restricted cash:
Beginning of year:	$147,645

End of year:	$99,195

Reconciliation of restricted and unrestricted cash at the beginning of the period to the statements of assets and liabilities:
Cash	$129,076

Restricted Cash	$18,569

Reconciliation of restricted and unrestricted cash at the end of the period to the statements of assets and liabilities:
Cash	$27,188

Restricted Cash	$72,007

Supplemental disclosure of cash flow information:
Cash received during the year for financing charges.	$27,029

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Absolute Return Fund

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2021	2020	2019		2018	2017
Per Share Operating Performance
Net asset value, beginning of year	$14.39	$15.01	$14.86		$13.94	$12.70

Net investment loss(1)	(0.06)	(0.06)	(0.00	)(2)	(0.09)	(0.12)
Net realized and unrealized gain/(loss) on investments	2.40	(0.56)	0.15		1.01	1.36

Total from investment operations	2.34	(0.62)	0.15		0.92	1.24

Redemption fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)

Net asset value, end of year	$16.73	$14.39	$15.01		$14.86	$13.94

Total investment return(4)	16.26%	(4.13)%	1.01%		6.60%	9.76%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$499,529	$505,989	$857,247		$1,069,045	$884,205
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(5)	1.50%	2.55%	2.58%		2.56%	2.81%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)(6)	1.77%	2.65%	2.60%		2.63%	2.95%
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.39)%	(0.39)%	(0.02	)%(7)	(0.58)%	(0.88)%
Portfolio turnover rate	210%	259%	233%		258%	238%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 2.05%, 2.15%, 2.15% and 2.15% for the years ended September 30, 2020, 2019, 2018 and 2017, respectively.

(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Enhanced Return Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$10.21	$14.51	$15.55	$13.68	$11.79

Net investment loss(1)	(0.04)	(0.04)	(0.08)	(0.13)	(0.07)
Net realized and unrealized gain/(loss) on investments	2.77	(0.48)	0.26	2.14	1.96

Total from investment operations	2.73	(0.52)	0.18	2.01	1.89

Dividends and distributions to shareholders from:
Net investment income	(0.02)	—	—	—	—
Net realized capital gains	—	(3.78)	(1.22)	(0.14)	—

Total dividends and distributions to shareholders	(0.02)	(3.78)	(1.22)	(0.14)	—

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$12.92	$10.21	$14.51	$15.55	$13.68

Total investment return(3)	26.73%	(6.81)%	1.79%	14.79%	16.03%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$227,319	$236,725	$519,067	$845,833	$897,371
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.50%	2.12%	3.56%	3.63%	3.55%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)(5)	1.79%	2.22%	3.56%	3.67%	3.56%
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.36)%	(0.37)%	(0.56)%	(0.84)%	(0.51)%
Portfolio turnover rate	203%	213%	204%	197%	196%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 2.06%, 2.15%, 2.15% and 2.15% for years ended September 30, 2020, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Neutral Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$9.19	$10.35	$10.25		$10.23	$9.91

Net investment income/(loss)(1)	(0.05)	(0.09)	0.01		(0.09)	(0.13)
Net realized and unrealized gain/(loss) on investments	0.18	(1.07)	0.09		0.11	0.45

Total from investment operations	0.13	(1.16)	0.10		0.02	0.32

Redemption fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.32	$9.19	$10.35		$10.25	$10.23

Total investment return(3)	1.42%	(11.21)%	0.98%		0.20%	3.23%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$40,168	$55,675	$181,413		$356,672	$669,540
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.50%	2.79%	2.34%		2.61%	3.10%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)(5)	2.07%	2.90%	2.33%		2.73%	3.14%
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.53)%	(0.95)%	0.11	%(6)	(0.87)%	(1.31)%
Portfolio turnover rate	282%	356%	331%		274%	261%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers, reimbursement, and recoupments for the Fund would be 2.09%, 2.15%, 2.15% and 2.15% for the years ended September 30, 2020, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Index Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$16.19		$15.18	$15.73	$13.00	$10.59

Net investment income(1)	0.10		0.14	0.13	0.10	0.06
Net realized and unrealized gain/(loss) on investments	4.19		1.09	(0.39)	2.68	2.41

Total from investment operations	4.29		1.23	(0.26)	2.78	2.47

Dividends and distributions to shareholders from:
Net investment income	(0.18)		(0.22)	(0.06)	(0.05)	(0.06)
Net realized capital gains	—		—	(0.23)	—	—

Total dividends and distributions to shareholders	(0.18)		(0.22)	(0.29)	(0.05)	(0.06)

Redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$20.30		$16.19	$15.18	$15.73	$13.00

Total investment return(3)	26.76%		8.14%	(1.57)%	21.45%	23.25%

Ratios/Supplemental Data

Net assets, end of year (in 000s)	$444,756		$394,773	$647,415	$631,060	$199,796
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.13%		1.17%	2.99%	3.39%	3.61%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)(5)	1.22%		1.25%	3.04%	3.39%	3.62%
Ratio of net investment income to average net assets (including dividend and interest expense)	0.55%		0.89%	0.89%	0.69%	0.46%
Portfolio turnover rate	158	%(6)	224%	253%	218%	204%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund’s Institutional Class Shares would be 1.15%, 1.15%, 1.15% and 1.15% for the years ended September 30, 2020, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Index Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class Shares
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$16.15		$15.13	$15.70	$14.48

Net investment income/(loss)(1)	0.06		0.10	(0.06)	0.05
Net realized and unrealized gain/(loss) on investments	4.16		1.10	(0.24)	1.17

Total from investment operations	4.22		1.20	(0.30)	1.22

Dividends and distributions to shareholders from:
Net investment loss	(0.14)		(0.18)	(0.04)	—
Net realized capital gains	—		—	(0.23)	—

Total dividends and distributions to shareholders	(0.14)		(0.18)	(0.27)	—

Redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00	(2)

Net asset value, end of year/period	$20.23		$16.15	$15.13	$15.70

Total investment return(3)	26.33%		7.94%	(1.82)%	8.43%
Ratios/Supplemental Data
Net assets, end of year year/period (in 000s)	$12,671		$10,278	$17,464	$14,403
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.38%		1.42%	4.28%	3.64	%(5)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)(6)	1.47%		1.50%	4.34%	3.64	%(5)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	0.30%		0.64%	(0.40)%	0.49	%(5)
Portfolio turnover rate	158	%(7)	224%	253%	218	%(8)

*	Investor Class commenced operations on January 2, 2018. Total return is calculated based on inception date of December 29, 2017, when initial seed capital was issued at $14.48 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund’s Investor Class Shares would be 1.40%, 1.40% and 1.40% for the years ended September 30, 2020, 2019 and the period ended September 30, 2018, respectively.

(5)	Annualized.
(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
(8)	Reflects portfolio turnover of the Fund for the year ended September 30, 2018.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Large Value Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance

Net asset value, beginning of year	$12.98	$13.29	$13.02	$12.46	$10.87

Net investment income(1)	0.20	0.25	0.20	0.14	0.14
Net realized and unrealized gain/(loss) on investments	3.76	(0.22)	0.18	2.03	1.71

Total from investment operations	3.96	0.03	0.38	2.17	1.85

Dividends and distributions to shareholders from:
Net investment income	(0.23)	(0.23)	(0.01)	(0.28)	(0.26)
Net realized capital gains	—	(0.11)	(0.10)	(1.33)	—

Total dividends and distributions to shareholders	(0.23)	(0.34)	(0.11)	(1.61)	(0.26)

Redemption fees	—	0.00 (2)	—	—	—

Net asset value, end of year	$16.71	$12.98	$13.29	$13.02	$12.46

Total investment return(3)	30.83%	0.04%	3.11%	18.93%	17.31%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$65,351	$70,003	$58,978	$31,318	$2,627
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.75%	0.75%	0.75%	0.88%	0.95%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	1.05%	1.03%	1.05%	2.19%	4.40%
Ratio of net investment income to average net assets	1.29%	1.95%	1.61%	1.12%	1.19%
Portfolio turnover rate	226%	406%	316%	670%	169%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Enhanced S&P 500 Index Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017*
Per Share Operating Performance
Net asset value, beginning of year/period	$12.86	$11.93	$13.70	$11.53	$10.00

Net investment income(1)	0.17	0.21	0.19	0.20	0.13
Net realized and unrealized gain on investments	3.17	1.14	0.03	2.39	1.40

Total from investment operations	3.34	1.35	0.22	2.59	1.53

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.15)	(0.21)	(0.16)	—
Net realized capital gains	—	(0.27)	(1.78)	(0.26)	—

Total dividends and distributions to shareholders	(0.13)	(0.42)	(1.99)	(0.42)	—

Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	—	—

Net asset value, end of year/period	$16.07	$12.86	$11.93	$13.70	$11.53

Total investment return(3)	26.17%	11.53%	3.46%	22.97%	15.30%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$15,569	$6,346	$6,635	$3,529	$2,931
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.50%	0.50%	0.50%	0.50%	0.50	%(4)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	1.12%	2.13%	3.20%	2.55%	3.61	%(4)
Ratio of net investment income to average net assets	1.14%	1.75%	1.65%	1.59%	1.66	%(4)
Portfolio turnover rate	178%	345%	328%	230%	268	%(6)

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on December 30, 2016.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Gotham Hedged Core Fund

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$11.33	$11.16	$12.61	$11.34	$10.00

Net investment income(1)	0.13	0.13	0.14	0.11	0.07
Net realized and unrealized gain/(loss) on investments	1.51	0.70	(0.11)	1.35	1.27

Total from investment operations	1.64	0.83	0.03	1.46	1.34

Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.17)	(0.07)	(0.18)	—
Net realized capital gains	(0.02)	(0.49)	(1.41)	(0.01)	—

Total dividends and distributions to shareholders	(0.09)	(0.66)	(1.48)	(0.19)	—

Redemption fees	0.00 (2)	—	—	—	—

Net asset value, end of year	$12.88	$11.33	$11.16	$12.61	$11.34

Total investment return(3)	14.56%	7.59%	0.86%	12.93%	13.40%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$8,177	$8,804	$2,582	$2,561	$2,267
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.66%	1.52%	1.00%	1.16%	1.40%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)(5)	2.10%	3.47%	4.05%	3.85%	4.91%
Ratio of net investment income to average net assets (including dividend and interest expense)	1.07%	1.20%	1.29%	0.91%	0.66%
Portfolio turnover rate	205%	267%	228%	221%	249%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers, reimbursements, and recoupments for the Fund would be 0.85%, 0.85%, 0.85%, 0.85% and 0.85% for the years ended September 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2021

1. Organization and Significant Accounting Policies

The Gotham Absolute Return Fund, the Gotham Enhanced Return Fund, the Gotham Neutral Fund, the Gotham Index Plus Fund, the Gotham Large Value Fund, the Gotham Enhanced S&P 500 Index Fund and the Gotham Hedged Core Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds, except for the Gotham Index Plus Fund, offers one class of shares, Institutional Class. The Gotham Index Plus Fund offers two classes of shares, Institutional Class and Investor Class. The Funds’ commencement of operations are as follows:

Gotham Absolute Return Fund (“Absolute Return”)	August 31, 2012
Gotham Enhanced Return Fund (“Enhanced Return”)	May 31, 2013
Gotham Neutral Fund (“Neutral”)	August 30, 2013
Gotham Index Plus Fund (“Index Plus”)	March 31, 2015
Gotham Large Value Fund (“Large Value”)	December 31, 2015
Gotham Enhanced S&P 500 Index Fund (“Enhanced S&P 500 Index”)	December 30, 2016
Gotham Hedged Core Fund (“Hedged Core”)	September 30, 2016

All the Funds, except for Large Value and Enhanced S&P 500 Index, seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. Large Value seeks to achieve its investment objective by primarily investing in long positions of U.S. large capitalization equity securities with market capitalization similar to companies in the S&P 500® Index or Russell 1000® Index, but may invest in other large capitalization companies. Enhanced S&P 500 Index seeks to achieve its investment objective by generally investing at least 80% of its assets in U.S. equity securities listed in the S&P 500® Index.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. Over the Counter (“OTC”) investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to Gotham Asset Management, LLC (“Gotham” or “the Adviser”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security, asset or liability will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for the following: total return swaps with an end of period unrealized appreciation of $32,142,833, $35,319,045, $3,056,022 and $87,163,236 held by Absolute Return, Enhanced Return, Neutral, and Index Plus, respectively. These securities are considered Level 2 as of and for the year ended September 30, 2021.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2021, there were no transfers in or out of Level 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statements of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

Short Sales — All Funds except for Large Value and Enhanced S&P 500 Index may sell securities short. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission ( “SEC” ) and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2021, the following Fund had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:

	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Hedged Core	$3,289,704	$7,471,436	$72,007

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statements of Operations. In those instances where rebate income is in excess of dividends on securities sold short and finance charges, the net amount is shown in the Investment Income section on the Statements of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Fund had net charges as shown in the table below for the year ended September 30, 2021:

	Dividends on Securities Sold Short	Rebate (Income)/Fees
Hedged Core	$51,788	$8,658

The following Fund utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Fund’s respective investment objectives. A financing fee is charged to the Fund based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statements of Operations and are as follows for the year ended September 30, 2021:

	Short Sales (Deposits) Proceeds	Financing Charges
Hedged Core	$3,218,999	$18,371

Swap Agreements — A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.

Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2021, only Absolute Return, Enhanced Return, Neutral and Index Plus held total return swaps.

For the year ended September 30, 2021, the quarterly average notional volume of the total return swaps for each Fund was as follows:

Notional Amount
Absolute Return	$(177,483,177)
Enhanced Return	(28,883,529)
Neutral	(30,158,584)
Index Plus	(83,028,297)

Counterparty Risk — During the year ended September 30, 2021, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to counterparty risk. Certain of the derivatives entered into by the Funds may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Funds to suffer a loss. If a counterparty defaults on its payment obligations to the Funds, this default will cause the value of an investment in the Funds to decrease. In addition, to the extent the Funds deal with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.

The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Funds will not sustain a loss on a transaction as a result.

Liquidity Risk — During the year ended September 30, 2021, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to liquidity risk. The Funds may be subject to liquidity risk primarily due to investments in derivatives. The Funds may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Funds may be unable to sell the asset or sell it at a reasonable price. In addition, the Funds may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Funds in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Funds may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Funds may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — During the year ended September 30, 2021, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to a Master Netting agreement. In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Funds and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

LIBOR Phase-out Risk — The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Overnight Rates (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which the Funds invest, as well as other unforeseen effects, could result in losses to the Funds.

Collateral Requirements — During the year ended September 30, 2021, Absolute Return, Enhanced Return, Neutral and Index Plus were subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Funds generally agree not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

				Gross Amount Not Offset in the Statements of Assets and Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Assets/(Liabilities)	Liabilities	Liabilities	Instruments	Pledged/(Received)*	Amount**
Absolute Return	$32,142,833	$—	$32,142,833	$—	$ (3,250,000)	$28,892,833
Enhanced Return	35,319,045	—	35,319,045	—	(31,230,000)	4,089,045
Neutral	3,056,022	—	3,056,022	—	(550,000)	2,506,022
Index Plus	87,163,236	—	87,163,236	—	(85,550,000)	1,613,236

*	Amount disclosed is limited to the amount of assets presented in each Statements of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.
**	Net amount represents the net receivable from the counterparty in the event of a default.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

2. Transactions with Related Parties and Other Service Providers

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:

Absolute Return(1)	1.50%
Enhanced Return(1)	1.50%
Neutral	1.50%
Index Plus(1)	1.00%
Large Value	0.75%
Enhanced S&P 500 Index(1)(2)	0.50%
Hedged Core(2)	0.70%

(1)

Effective February 1, 2021, the advisory fee payable to Gotham shall be reduced by the dollar amount attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying Funds”), and the amount of such reduction shall be calculated based on the Fund’s average daily assets invested in an underlying fund. The effect of the reduction of investment advisory fee is intended to provide that Gotham’s aggregated direct and indirect compensation from a Fund and any underlying fund, respectively, does not exceed the annual advisory fee, prior to February 1, 2021.

(2)

Effective November 1, 2020 and February 1, 2021, Enhanced S&P 500 Index and Hedged Core, respectively, entered into a Support, Service and Fee Assumption Agreement (“Agreement”) with Gotham, whereby Gotham will assume and undertake to pay substantially all Fund expenses, except taxes, interest and dividend expense, Rule 12b-1 fees, investment advisory fees and such non-recurring and/or extraordinary expenses as may arise. Under the Agreement, Gotham is entitled to a fee, computed daily and payable monthly, equal to the lesser of (i) the annualized rate of 0.15% of the Fund’s average daily net assets, or (ii) the actual amount of Gotham’s payment obligation under the Agreement.

For all Funds, except for Neutral, Large Value and Hedged Core, the Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). For Neutral, Large Value and Hedged Core, the Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis). The Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended September 30, 2021.

	Institutional Class	Investor Class	Termination Date
Absolute Return(1)	0.00%	N/A	January 31, 2022
Enhanced Return(1)	0.00%	N/A	January 31, 2022
Neutral	1.50%	N/A	January 31, 2022
Index Plus(1)	0.15%	0.15%	January 31, 2022
Large Value	0.75%	N/A	January 31, 2022
Enhanced S&P 500 Index(1)	0.00%	N/A	January 31, 2022
Hedged Core	0.85%	N/A	January 31, 2022

(1)

Gotham’s aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed 1.50%, 1.50%, 1.00% and 0.50% for Absolute Return, Enhanced Return, Index Plus and Enhanced S&P 500 Index, respectively, the annual investment advisory fee, prior to February 1, 2021.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

For the year ended September 30, 2021, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Recoupments, Waivers and/or Reimbursements	Net Advisory Fee/ (Reimbursement)
Absolute Return	$7,191,191	$(1,307,703)	$5,883,488
Enhanced Return	3,379,090	(645,181)	2,733,909
Neutral	642,679	(245,926)	396,753
Index Plus	4,316,443	(402,970)	3,913,473
Large Value	660,697	(263,040)	397,657
Enhanced S&P 500 Index	64,235	(79,244)	(15,009)
Hedged Core	67,997	(42,614)	25,383

For all Funds, except for Absolute Return, Enhanced Return, Neutral and Enhanced S&P 500 Index, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2021, the amounts of potential reimbursement from the Funds to the Adviser are as follows:

	Expiration	Expiration	Expiration	Expiration
	09/30/2022	09/30/2023	09/30/2024	Total
Index Plus
Institutional Class	$383,317	$422,424	$391,665	$1,197,406
Investor Class	11,648	10,902	11,305	33,855
Large Value	156,711	184,619	263,040	604,370
Hedged Core	76,059	84,728	42,614	203,401

Other Service Providers

The Bank of New York Mellon ( “BNY Mellon” ) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

Foreside Funds Distributors LLC (the “Underwriter” ) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Class shares of Index Plus, in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, Index Plus

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis of the average daily net assets of Index Plus’s Investor Class shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC ( “JWFM” ) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Alaric Compliance Services LLC ( “Alaric” ) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

Investment in Affiliated Funds

The following table lists an issuer owned by Index Plus that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended September 30, 2021:

					Change in
				Net	Unrealized		Shares
	Value at	Purchase	Sales	Realized	Appreciation/	Value at	Held at	Dividend
Name of Issuer	09/30/20	Cost	Proceeds	Gain/(Loss)	(Depreciation)	09/30/21	09/30/21	Income
Gotham Enhanced 500 ETF	$—	$56,506,063	$—	$—	$94,377	$56,600,440	2,446,000	$—

Total	$—			$—	$94,377	$56,600,440		$—

3. Investment in Securities

For the year ended September 30, 2021, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Absolute Return	$953,786,565	$1,118,278,261
Enhanced Return	431,218,226	507,043,063
Neutral	114,278,286	146,909,670
Index Plus	654,531,721	703,778,289
Large Value	191,032,512	217,877,809
Enhanced S&P 500 Index	29,026,806	22,414,015
Hedged Core	26,811,877	30,226,993

For the year ended September 30, 2021, the Funds had no purchases and sales of U.S. Government securities.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

4. Capital Share Transactions

For the years ended September 30, 2021 and 2020, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2021		September 30, 2020

	Shares	Value	Shares	Value
Absolute Return:
Institutional Class
Sales	7,666,168	$119,418,117	7,707,089	$111,825,830
Reinvestments	—	—	—	—
Redemption Fees*	—	3,195	—	10,202
Redemptions	(12,960,370)	(196,114,460)	(29,654,254)	(414,631,129)

Net decrease	(5,294,202)	$(76,693,148)	(21,947,165)	$(302,795,097)

Enhanced Return:
Institutional Class
Sales	2,371,756	$28,529,943	3,340,058	$36,819,281
Reinvestments	28,679	300,838	9,276,386	108,069,892
Redemption Fees*	—	405	—	482
Redemptions	(7,991,664)	(89,945,041)	(25,210,356)	(266,540,789)

Net decrease	(5,591,229)	$(61,113,855)	(12,593,912)	$(121,651,134)

Neutral :
Institutional Class
Sales	1,337,315	$11,923,402	2,313,773	$22,882,144
Reinvestments	—	—	—	—
Redemption Fees*	—	427	—	481
Redemptions	(3,086,156)	(27,374,165)	(13,785,607)	(131,448,195)

Net decrease	(1,748,841)	$(15,450,336)	(11,471,834)	$(108,565,570)

Index Plus:
Institutional Class
Sales	5,446,249	$103,170,604	8,500,444	$128,551,226
Reinvestments	202,608	3,379,499	420,842	6,754,520
Redemption Fees*	—	1,856	—	14,426
Redemptions	(8,112,889)	(149,954,593)**	(27,196,363)	(388,757,413)

Net decrease	(2,464,032)	$(43,402,634)	(18,275,077)	$(253,437,241)

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020

	Shares	Value	Shares	Value
Investor Class
Sales	176,170	$3,083,440	193,502	$2,999,496
Reinvestments	5,855	97,550	12,613	202,195
Redemption Fees*	—	53	—	388
Redemptions	(192,351)	(3,510,675)	(723,732)	(10,557,650)

Net decrease	(10,326)	$(329,632)	(517,617)	$(7,355,571)

Total net decrease	(2,474,358)	$(43,732,266)	(18,792,694)	$(260,792,812)

Large Value:
Institutional Class
Sales	1,586,757	$24,657,014	5,096,192	$60,440,115
Reinvestments	92,168	1,307,860	115,810	1,610,911
Redemption Fees*	—	—	—	59
Redemptions	(3,159,326)	(52,690,771)	(4,257,287)	(47,208,019)

Net increase/(decrease)	(1,480,401)	$(26,725,897)	954,715	$14,843,066

Enhanced S&P 500 Index:
Institutional Class
Sales	647,845	$9,238,470	371,473	$4,535,175
Reinvestments	8,342	114,453	22,022	269,329
Redemption Fees*	—	59	—	413
Redemptions	(180,580)	(2,721,117)	(456,234)	(5,102,149)

Net increase/(decrease)	475,607	$6,631,865	(62,739)	$(297,232)

Hedged Core:
Institutional Class
Sales	253,294	$2,911,941	563,090	$5,972,409
Reinvestments	7,446	83,766	13,822	152,049
Redemption Fees*	—	2,923	—	—
Redemptions	(403,008)	(5,015,820)	(31,260)	(345,827)

Net increase/(decrease)	(142,268)	$(2,017,190)	545,652	$5,778,631

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

**	Index Plus had a redemption in-kind on September 29, 2021, in the amount of $20,610,000. The redemption was comprised of securities and cash, in the amount of $20,364,792 and $245,208, respectively.

Significant Shareholders

As of September 30, 2021, the Funds below had shareholders that held 10% or more of the total outstanding shares of each respective Fund. Transactions by these shareholders may have a material impact on each respective Fund.

Neutral
Affiliated Fund	7%
Index Plus
Affiliated Shareholders	1%

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

Large Value
Affiliated Fund	8%
Enhanced S&P 500 Index
Affiliated Fund	26%
Affiliated Shareholders	1%
Non-affiliated Shareholders	26%
Hedged Core
Affiliated Fund	50%
Non-affiliated Shareholders	44%

5. Securities Lending

All Funds, except for Large Value and Enhanced S&P 500 Index, may lend securities to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments and/or securities consistent with the Fund’s investment objective. Securities purchased with cash collateral are included in market value of securities designated as collateral for securities on loan on the Statements of Assets and Liabilities. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds pay a fee on the cash collateral received by the Funds at a rate equal to the Federal Funds (Open) rate plus 40 basis points with respect to the cash collateral received on those securities on loan that have a rebate that equals or exceeds the greater of either the Federal Funds (Open) rate minus 10 basis points or zero. These fees are included in the fees on cash collateral on the Statements of Operations. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. Securities on loan are not used as collateral for swaps or as collateral for short securities, if any. During the year ended September 30, 2021, only Hedged Core entered into the securities lending program. Hedged Core had no open securities lending transactions as of September 30, 2021, and the income generated from the programs during the year ended September 30, 2021, with respect to such loans was as follows:

	Market Value		Market Value	Income Received
	of Securities	Cash Collateral	of Non-cash	from Securities
	Loaned	Received	Collateral	Lending
Hedged Core	$—	$—	$—	$29

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net payment due to or from the Funds. The Funds had no open securities lending transactions which were subject to a MSLA as of September 30, 2021.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. Permanent differences as of September 30, 2021, were primarily attributed to capitalized dividends on short sales, net operating loss write-off, redesignation of dividends paid, equalization utilized and foreign currency reclassifications which were reclassified among the following accounts:

	Increase/(Decrease)
	Total	Increase/(Decrease)
	Distributable	Additional
	Earnings	Paid in Capital
Absolute Return	$ 1,795,918	$(1,795,918)
Enhanced Return	988,633	(988,633)
Neutral	841,545	(841,545)
Index Plus	(8,421,419)	8,421,419
Large Value	(3,195,643)	3,195,643
Hedged Core	(35,112)	35,112

The tax character of distributions paid by the Funds during the year ended September 30, 2021, were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Return
	Dividend	Dividend	of Capital
Enhanced Return	$ 334,833	$ 19	$—
Index Plus	4,544,442	18	—
Large Value	1,307,860	—	—
Enhanced S&P 500 Index	114,476	—	—
Hedged Core	64,724	19,042	—

The tax character of distributions paid by the Funds during the year ended September 30, 2020, were as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Return
	Dividend	Dividend	of Capital
Enhanced Return	$ —	$124,087,944	$—
Index Plus	9,432,222	—	—
Large Value	1,230,886	380,026	—
Enhanced S&P 500 Index	113,277	156,052	—
Hedged Core	39,601	112,448	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/(Depreciation)	Qualified Late-Year Losses
Absolute Return	$(57,597,239)	$—	$—	$79,123,406	$(1,830,361)
Enhanced Return	—	—	42,650,867	59,273,404	(1,007,878)
Neutral	(75,556,945)	—	—	5,128,471	(240,255)
Index Plus	—	—	18,126,410	137,649,971	(1,423,089)
Large Value	—	563,127	9,133,859	8,347,641	—
Enhanced S&P 500 Index	—	120,041	848,438	2,184,323	—
Hedged Core	—	82,367	1,112,773	861,148	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The temporary differences as of September 30, 2021, were primarily attributed to wash sales, deferral of loss on unsettled short sale transactions, straddle losses outstanding, amortization of organizational costs and deferred interest expense. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2021, the federal tax cost, aggregated gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

				Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Absolute Return	$425,969,070	$132,496,759	$(53,373,353)	$79,123,406
Enhanced Return	192,991,840	111,039,463	(51,766,059)	59,273,404
Neutral	35,743,747	11,929,159	(6,800,688)	5,128,471
Index Plus	383,712,793	258,084,941	(120,434,970)	137,649,971
Large Value	56,620,203	10,518,105	(2,170,464)	8,347,641
Enhanced S&P 500 Index	13,292,606	2,600,486	(416,163)	2,184,323
Hedged Core	10,614,255	1,516,080	(654,932)	861,148

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2021. For the year ended September 30, 2021, the Funds deferred to October 1, 2021 the following losses:

	Late-Year Ordinary	Short-Term Capital	Long-Term Capital
	Losses Deferral	Loss Deferral	Loss Deferral
Absolute Return	$1,830,361	$—	$—
Enhanced Return	1,007,878	—	—
Neutral	240,255	—	—
Index Plus	1,423,089	—	—

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2021

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the following Funds had long-term and short-term capital loss carryforwards in the following amounts:

	Capital Loss Carryforward
	Short-Term	Long-Term
Absolute Return	$57,597,239	$—
Neutral	75,556,945	—

For the year ended September 30, 2021, the following Funds utilized capital losses as follows:

Capital Losses
Utilized
Absolute Return	$ 3,344,299
Enhanced Return	12,671,992
Index Plus	23,491,546

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund and Gotham Hedged Core Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund and Gotham Hedged Core Fund (seven of the funds constituting FundVantage Trust, referred to hereafter collectively as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, and for Gotham Hedged Core Fund, the statement of cash flow for the year ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021, for Gotham Hedged Core Fund, the results of its cash flow for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, PA

November 23, 2021

We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2021. The information and distributions reported here in may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended September 30, 2021 the following dividends and distributions were paid by each of the Funds:

	Ordinary	Long-Term
	Income	Capital Gain
Enhanced Return	$ 334,833	$ 19
Index Plus	4,544,442	18
Large Value	1,307,860	—
Enhanced S&P 500 Index	114,476	—
Hedged Core	64,724	19,042

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2021 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:

Index Plus	100.00%
Large Value	100.00%
Enhanced S&P 500 Index	94.06%
Hedged Core	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

Index Plus	100.00%
Large Value	100.00%
Enhanced S&P 500 Index	94.76%
Hedged Core	100.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

Enhanced Return	1.19%
Index Plus	0.45%
Large Value	0.12%
Enhanced S&P 500 Index	0.12%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Gotham

At a meeting held by videoconference on June 21-22, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Enhanced S&P 500 Index Fund, Gotham Hedged Core Fund, Gotham Index Plus Fund, Gotham Large Value Fund and Gotham Neutral Fund (together the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to each Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c) Response”) regarding (i) the services performed or to be performed by Gotham for the Gotham Funds, (ii) the composition and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Gotham 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Gotham Fund compared against its Lipper Index and its benchmark; compliance with the Gotham Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from Gotham invited to participate in the Meeting regarding Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by or to be provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

their experience. Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Gotham are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the provision of those services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Agreement.

The Board discussed Gotham’s business continuity plan, and its ability to continue to manage the Gotham Funds effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the Gotham Funds (as applicable) and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the since inception, year-to-date, one year, two year, three year, five year, ten year and since inception periods ended March 31, 2021, as applicable. The Trustees considered the short term and long term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Gotham Absolute Return Fund. The Trustees noted that the Gotham Absolute Return Fund underperformed the HFRX Equity Hedge Index for the one year period ended March 31, 2021 and outperformed the HFRX Equity Hedge Index for the year-to-date, three year, five year and since inception periods ended March 31, 2021. The Trustees further noted that the Gotham Absolute Return Fund outperformed the Lipper Absolute Return Funds Index for the year-to-date, one year, five year periods and since inception ended March 31, 2021 and underperformed the Lipper Absolute Return Funds Index for the three year period ended March 31, 2021.

Gotham Enhanced Return Fund. The Trustees noted that the Gotham Enhanced Return Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, one year, five year and since inception periods ended March 31, 2021 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the three year period ended March 31, 2021. The Trustees further noted that the Gotham Enhanced Return Fund underperformed the S&P 500 Total Return Index for the one year, three year, five year and since inception periods ended March 31, 2021 and outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2021.

Gotham Enhanced S&P 500 Index Fund. The Trustees noted that the Gotham Enhanced S&P 500 Index Fund outperformed the Lipper Large-Cap Core Funds Index for the year to date and since inception periods ended March 31, 2021 and underperformed the Lipper Large-Cap Core Funds Index for the one year and three year periods ended March 31, 2021. They further noted that the Gotham Enhanced S&P 500 Index Fund outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2021 and underperformed the S&P 500 Total Return Index for the one year, three year and since inception periods ended March 31, 2021.

Gotham Hedged Core Fund. The Trustees noted that the Gotham Hedged Core Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, one year, three year and since inception periods ended March 31, 2021. They also noted that the Gotham Hedged Core Fund outperformed the HFRX Equity Hedge Index for the year to date, one year, three year and since inception periods ended March 31, 2021.

Gotham Index Plus Fund. The Trustees noted that the Gotham Index Plus Fund outperformed the Lipper Large-Cap Core Funds Index for the year to date period ended March 31, 2021, underperformed the Lipper Large-Cap Core Funds Index for the one year, three year and five year periods ended March 31, 2021, and performed in line with the Lipper Large-Cap Core Funds Index for the since inception period ended March 31, 2021. They further noted that the Gotham Index Plus Fund outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2021 and underperformed the S&P 500 Total Return Index for the one year, three year, five year and since inception periods ended March 31, 2021.

Gotham Large Value Fund. The Trustees noted that the Gotham Large Value Fund underperformed the S&P 500 Total Return Index for the one year, three year, five year and since inception periods ended March 31, 2021 and outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2021. They further noted that the Gotham Large Value Fund

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

underperformed the Lipper Multi-Cap Value Funds Index for the year-to-date and one year periods ended March 31, 2021 and outperformed the Lipper Multi-Cap Value Funds Index for the three year, five year and since inception periods ended March 31, 2021.

Gotham Neutral Fund. The Trustees noted that the Gotham Neutral Fund underperformed the ICE BofAML US 3-Month Treasury Bill Index for the one year, three year, five year and since inception periods ended March 31, 2021 and outperformed the ICE BofAML US 3-Month Treasury Bill Index for the year-to-date period ended March 31, 2021. They further noted that the Gotham Neutral Fund underperformed the Lipper Alternative Equity Market Neutral Funds Index for the one year, three year, five year and since inception periods ended March 31, 2021 and outperformed the Lipper Alternative Equity Market Neutral Funds Index for the year-to-date period ended March 31, 2021.

The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Gotham had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Funds and any other ancillary benefit resulting from the Gotham’s relationship with the Funds.

The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Gotham Absolute Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Absolute Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Absolute Return Fund’s Peer Group.

Gotham Enhanced Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced Return Fund’s Peer Group with $250 million or less in assets.

Gotham Enhanced S&P 500 Index Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced S&P 500 Index Fund’s Institutional Class shares were lower than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced S&P 500 Index Fund’s Peer Group with $250 million or less in assets.

Gotham Hedged Core Fund. The contractual advisory fee and net total expense ratio for the Gotham Hedged Core Fund’s Institutional Class shares were lower than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Hedged Core Fund’s Peer Group with $250 million or less in assets.

Gotham Index Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Index Plus Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Index Plus Fund’s Peer Group.

Gotham Large Value Fund. The contractual advisory fee and net total expense ratio for the Gotham Large Value Fund’s Institutional Class shares were higher than and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Large Value Fund’s Peer Group with $250 million or less in assets.

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

Gotham Neutral Fund. The contractual advisory fee and net total expense ratio for the Gotham Neutral Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Neutral Fund’s Peer Group with $250 million or less in assets.

The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.

The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted Gotham’s representation that none of the Funds have reached an asset size at which economies of scale would traditionally be considered to exist, and Gotham’s belief that breakpoints are not appropriate at this time. The Board further considered Gotham’s representation that the nature of the various Funds’ investment strategies were such that future capacity was constrained based on Gotham’s ability to implement the strategy above certain asset levels, and as such the Funds’ ability to achieve future economies of scale were limited relative to more traditional asset classes. Based on the foregoing information, the Board concluded that economies of scale did not yet exist for the Funds and that therefore it was not yet necessary to consider whether the fee structure of the Funds provided an adequate mechanism for sharing the benefit of any such economies.

After consideration of all the factors, taking into consideration the information presented at the Board Meeting, the entire Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5704.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

		INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	31	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	31	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

GOTHAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	31	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	31	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	31	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

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Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

GOTI-0921

GOTHAM FUNDS

of

FundVantage Trust

Gotham ESG Large Value Fund

Gotham Defensive Long 500 Fund

Gotham Total Return Fund

Gotham Enhanced 500 Plus Fund

Gotham Hedged Plus Fund

Gotham Short Strategies Fund

ANNUAL REPORT

September 30, 2021

Important Notice: As permitted by the Securities and Exchange Commission, paper copies of the Gotham Funds’ annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Gotham Funds or from your financial intermediary. Instead, annual and semi-annual shareholder reports are available on the Gotham Funds website (www.GothamFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Gotham Funds, call the Gotham Funds toll-free at 1 (877) 974-6852 or write to the Gotham Funds at Gotham Funds, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029. Your election to receive shareholder reports in paper will apply to all Gotham Funds that you hold through the financial intermediary, or directly with the Gotham Funds.

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS

ANNUAL REPORT

AS OF SEPTEMBER 30, 2021

[THIS PAGE INTENTIONALLY LEFT BLANK.]

GOTHAM FUNDS

Important Information

The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.

Each Gotham Fund covered by this report (each a “Fund” ) compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.

Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham ESG Large Value Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund, except Gotham ESG Large Value Fund, will also use leverage to make additional investments which could result in greater losses than if the Fund were not leveraged. The Gotham Defensive Long 500 Fund and Gotham Short Strategies Fund utilize one or more swap agreements in their investment programs. The use of derivatives, such as swaps, exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than a Fund’s initial investment. Gotham Total Return Fund will primarily engage in short sales, leverage and swaps through its investments in underlying funds. Certain Funds may invest in securities of large-, mid- and small-cap companies. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. Each Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.

A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

1

Annual Investment Adviser’s Report

September 30, 2021

(Unaudited)

Gotham ESG Large Value Fund (GESGX)

Gotham Defensive Long 500 Fund (GDLFX)

Gotham Total Return Fund (GTRFX)

Gotham Enhanced 500 Plus Fund (GEFPX)

Gotham Hedged Plus Fund (GHPLX)

Gotham Short Strategies Fund (GSSFX)

Dear Shareholder,

Equity markets continued to make gains for the year amidst economic reopening fueled by the COVID-19 vaccination momentum, specifically in developed markets. The S&P 500 and Russell 1000 returned 15.9% and 15.2% respectively for the YTD period ending 9/30/21. The Russell 2000, a small-cap benchmark returned 12.4% YTD. Continuing the value/growth reversal trend from Q4 2020, Russell 1000 Value benchmark beat the Russell 1000 Growth benchmark by approximately 2% YTD. This “value tailwind” helped us achieve positive long/short spreads in many of our strategies along with strong absolute performance.

The S&P 500 is currently trading at 27x Gotham’s proprietary cash flow metric. This is a similar level to Q3 2020, despite the market appreciating 30% over the previous year. Much of the effect that Covid had on corporate earnings has started to phase out of our trailing data. The Russell 2000 remains markedly more expensive, trading at 58x Gotham’s cash flow metric. From similar valuation levels in the past, we would expect modestly positive returns for the S&P 500 and flat to slightly negative returns for the Russell 2000.1

However, our expected forward index returns based on historical cash flow yields do not reflect two major factors that could lead to more optimistic, though still muted, future return expectations. Of course, interest rates are lower than average over the last 30 years. If investors believe rates will remain below the average for the last three decades (a thesis more in question given recent inflation concerns), some adjustment should logically be made to our valuation percentiles.

Second, based on one of our recent research projects, returns on capital are much higher today than they were 30 years ago. Specifically, returns on tangible capital on a position-weighted basis for the S&P 500 have grown from roughly 20% to close to 70% over the last 30 years. In short, that means that to grow 5%, companies would have to reinvest 25% of their cash flow in the early 90’s versus closer to 7% today. In other words, raw cash flows are worth about 24% more today (93%/75%). Adjusting today’s cash flow yields to reflect this fact, would move our valuation metric from the 4th percentile towards expensive over the last 30 years to closer to the 15th percentile. At the 15th percentile, expected two-year forward returns would be closer to 8-10% (without any adjustment for lower interest rates).

Also, worthwhile considering is that a significant portion of the companies in the Russell 2000 are cash flow negative and our research indicates that much of the speculative valuation in US equity markets exists further down the market capitalization spectrum. The mega-cap technology companies that dominate large cap benchmarks generally merit their premium valuations given strong business fundamentals. Importantly for us, our research indicates that a wide dispersion in valuations across the US equity universe should provide favorable conditions to construct long/short portfolios.

As a reminder, we are cash-flow-oriented investors and define value differently than Russell or Morningstar who emphasizes metrics such as low price/book and low price to sales. Similar to a private equity firm, we examine a company’s cash flow generation and then determine its all-in cost as if we were buying the entire business. On the long side, we are generally overweight stocks that are big cash generators with high returns on capital but remain out of favor for varying reasons. Conversely, we are generally short stocks that trade at multiples of 50, 100, or more times free cash flow or companies with negative cash flow. This continues to make overwhelming sense to us. We remain disciplined in our approach to managing portfolio risks and given valuation levels, we are very optimistic about the opportunity set for our long/short spreads over the coming period.

1As of October 27, 2021

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Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Important Information

This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2021, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.

This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.

The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

3

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Performance by Fund

Gotham ESG Large Value Fund (GESGX)

•	The Fund returned +31.82% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +30.00% over the same time period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Financials	6.85%	13.80%
	Industrials	5.95%	18.76%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors

Long	HCA Healthcare, Inc.	0.76%	1.01%
	Target Corp.	0.75%	1.56%

	Largest Detractors

Long	Intel Corp.	-0.15%	1.04%
	Lockheed Martin Corp.	-0.12%	0.83%

4

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Defensive Long 500 Fund (GDLFX)

•	The Fund returned +8.65% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +30.00% over the same time period.

•	The spread for the period was -11.61%[2].

•	The long portfolio contributed +40.12% for the trailing twelve-month period. The short portfolio detracted -29.60% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Industrials	8.44%	25.63%
	Information Technology	6.92%	30.10%

Short	Consumer Staples	0.22%	-0.49%

	Largest Detractors
Long	Real Estate	-0.03%	1.75%

Short	Information Technology	-7.82%	-22.94%
	Health Care	-4.84%	-15.80%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors

Long	Alphabet, Inc.	2.01%	3.40%
	Microsoft Corp.	1.38%	4.35%

Short	Enphase Energy, Inc.	0.35%	-1.88%
	Vertex Pharmaceuticals, Inc.	0.32%	-0.91%

	Largest Detractors

Long	Clorox Co. (The)	-0.55%	3.24%
	C.H. Robinson Worldwide, Inc.	-0.36%	1.72%

Short	Fortinet, Inc.	-1.23%	-1.24%
	Western Digital Corp.	-1.08%	-1.30%

5

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Total Return Fund (GTRFX)

•	The Fund’s Institutional Class returned +12.17% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned +17.74% over the same time period.

•	The spread for the period was +3.18%[2].

•	The long portfolio contributed +20.65% for the trailing twelve-month period. The short portfolio detracted -6.34% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Information Technology	3.93%	26.61%
	Industrials	3.09%	19.90%

	Largest Detractors

Short	Health Care	-1.30%	-9.41%
	Information Technology	-0.94%	-12.06%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors

Long	Apple, Inc.	0.71%	4.15%
	Microsoft Corp.	0.67%	3.80%

Short	Southern Co. (The)	0.03%	-0.09%
	Burlington Stores, Inc.	0.02%	-0.16%

	Largest Detractors

Long	C.H. Robinson Worldwide, Inc.	-0.06%	0.35%
	Dollar General Corp.	-0.04%	0.55%

Short	Mylan NV	-0.10%	-0.43%
	Boeing Co.	-0.10%	-0.70%

6

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Enhanced 500 Plus Fund (GEFPX)

•	The Fund returned +22.56% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +30.00% over the same time period.

•	The spread for the period was -7.01%[2].

•	The long portfolio contributed +38.73% for the trailing twelve-month period. The short portfolio detracted -14.41% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Information Technology	9.73%	33.89%
	Industrials	5.36%	20.09%

	Largest Detractors

Short	Financials	-2.40%	-4.40%
	Health Care	-2.37%	-8.09%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors

Long	Alphabet, Inc.	2.96%	4.55%
	Microsoft Corp.	2.18%	6.19%

Short	Vertex Pharmaceuticals, Inc.	0.12%	-0.39%
	Fidelity National Information Services, Inc.	0.11%	-0.57%

	Largest Detractors

Long	Lockheed Martin Corp.	-0.24%	1.29%
	Cigna Corp.	-0.21%	0.41%

Short	Exxon Mobil Corp.	-0.48%	-0.69%
	General Electric Co.	-0.44%	-0.38%

7

Annual Investment Adviser’s Report (Continued)

September 30, 2021

(Unaudited)

Gotham Hedged Plus Fund (GHPLX)

•	The Fund returned +8.37% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned +17.74% over the same time period.

•	The spread for the period was -14.11%[2].

•	The long portfolio contributed +36.72% for the trailing twelve-month period. The short portfolio detracted -26.40% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Consumer Discretionary	6.85%	27.71%
	Information Technology	5.88%	27.84%

	Largest Detractors

Short	Information Technology	-7.02%	-14.16%
	Industrials	-4.55%	-10.36%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors

Long	Alphabet, Inc.	1.77%	3.04%
	Microsoft Corp.	1.19%	3.89%

Short	1Life Healthcare, Inc.	0.47%	-0.40%
	Magnite, Inc.	0.46%	-0.42%

	Largest Detractors

Long	Clorox Co. (The)	-0.31%	2.11%
	C.H. Robinson Worldwide, Inc.	-0.25%	0.97%

Short	Plug Power, Inc.	-1.36%	-0.91%
	Lyft, Inc.	-0.98%	-1.31%

8

Annual Investment Adviser’s Report (Concluded)

September 30, 2021

(Unaudited)

Gotham Short Strategies Fund (GSSFX)

•	The Fund returned -20.47% (net) for the trailing twelve-month period and the 50% Inverse of S&P 500 returned -14.03% over the same time period.

•	The spread for the period was -3.32%[2].

•	The long portfolio contributed +28.81% for the trailing twelve-month period. The short portfolio detracted -48.53% for the period.

•	Top contributors and detractors by sector and stock positions are below:

Sector Contributors/Detractors

		Average Contribution	Average Exposure
	Largest Contributors

Long	Consumer Discretionary	7.18%	22.60%
	Industrials	6.25%	17.05%

	Largest Detractors

Short	Consumer Discretionary	-10.43%	-17.29%
	Health Care	-8.01%	-22.80%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors

Long	Zillow Group, Inc.	0.81%	1.67%
	Howmet Aerospace, Inc.	0.81%	0.94%

Short	Fastly, Inc.	0.77%	-1.20%
	Alteryx, Inc.	0.74%	-1.97%

	Largest Detractors

Long	Emergent BioSolutions, Inc.	-0.34%	0.78%
	Sage Therapeutics, Inc.	-0.26%	0.83%

Short	Novavax, Inc.	-2.27%	-0.70%
	TripAdvisor, Inc.	-1.46%	-1.11%

2 The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

9

GOTHAM FUNDS

Gotham ESG Large Value Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham ESG Large Value Fund Institutional Class Shares

vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	Since Inception
Institutional Class Shares	31.82%	18.67%	*
S&P 500® Total Return Index	30.00%	24.25%	**

*	The Gotham ESG Large Value Fund (the “Fund”) incepted on December 28, 2018.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021 (as supplemented on April 30, 2021), the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement” are both 0.75% for Institutional Class Shares of the Fund’s average daily net assets. This ratio may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

10

GOTHAM FUNDS

Gotham Defensive Long 500 Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Defensive Long 500 Fund Institutional Class Shares

vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	8.65%	1.23%	7.54%	7.54%	*
S&P 500® Total Return Index	30.00%	15.98%	16.89%	16.89%	**

*	The Gotham Defensive Long 500 Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 1.66% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

11

GOTHAM FUNDS

Gotham Total Return Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Total Return Fund Institutional Class Shares

vs. Hedge Fund Research Inc. (“HFRX”) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	12.17%	1.94%	7.26%	5.91%	*
Investor Class Shares	11.80%	1.55%	6.90%	2.81%	*
HFRX Equity Hedge Index	17.74%	4.96%	4.90%	2.91%	**

*	Institutional Class shares and Investor Class shares of the Gotham Total Return Fund (the “Fund”) incepted on March 31, 2015 and December 29, 2017, respectively.
**	Benchmark performance is from inception date of the Fund’s Institutional Class shares only and is not the inception date of the benchmark itself.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class and Investor Class to the value of the shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.92% and 1.33% for the Institutional Class shares, respectively, and 2.17% and 1.58% for the Investor Class shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions), do not exceed 0.00% with respect to Institutional Class shares, (on an annual basis) and 0.25% with respect to Investor Class shares, (on an annual basis), of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The recoupment of fees waived or expenses reimbursed are limited to the lesser of (a) the Expense Limitation in effect at the time fees were waived or expenses were reimbursed, and (b) the Expense Limitation in effect at the time of recoupment.

The Fund intends to evaluate performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

12

GOTHAM FUNDS

Gotham Total Return Fund

Annual Report

Performance Data (Continued)

September 30, 2021

(Unaudited)

The Fund normally allocates the majority of its assets among mutual funds advised by Gotham. Therefore, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of fees and expenses of the underlying funds in addition to the Fund’s own expenses. The Fund also is subject to the risks of the underlying funds, which may include any or all of the risks described in Important Information.

13

GOTHAM FUNDS

Gotham Enhanced 500 Plus Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Enhanced 500 Plus Fund Institutional Class Shares

vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	Since Inception
Institutional Class Shares	22.56%	9.75%	13.45%	*
S&P 500® Total Return Index	30.00%	15.98%	16.89%	**

*	The Gotham Enhanced 500 Plus Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 5.04% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.21% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

14

GOTHAM FUNDS

Gotham Hedged Plus Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $25,000 Investment in Gotham Hedged Plus Fund Institutional Class Shares

vs. Hedge Fund Research Inc. (“HFRX”) Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	8.37%	1.59%	6.76%	6.28%	*
HFRX Equity Hedge Index	17.74%	4.96%	4.90%	4.88%	**

*	The Gotham Hedged Plus Fund (the “Fund”) commenced operations on March 31, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 4.81% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.51% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

15

GOTHAM FUNDS

Gotham Short Strategies Fund

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 Investment in Gotham Short Strategies Fund Institutional Class Shares

vs. the 50% Inverse of the Standard & Poor’s 500® Total Return Index (“50% Inverse of the S&P 500®”)

Average Annual Total Returns for the Years Ended September 30, 2021
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares*	-20.47%	-12.60%	-9.66%	-6.77%
50% Inverse of the S&P 500®	-14.03%	-8.75%	-8.90%	-8.58%

*

A privately offered fund (the “Predecessor Fund”) managed by Gotham Asset Management, LLC was reorganized into the Gotham Short Strategies Fund (the “Fund” or “GSSFX”) on July 31, 2017, the date GSSFX commenced operations. The Predecessor Fund was organized and commenced operations in February 2008 and had an investment objective, investment policies and restrictions that were, in all material respects, equivalent to those of GSSFX. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, this Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected its performance. GSSFX’s performance for periods prior to the commencement of operations on July 31, 2017 is that of the Predecessor Fund adjusted to reflect GSSFX’s fee structure.

Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.

As stated in the current prospectus dated February 1, 2021, the “Total Annual Fund Operating Expenses” are 1.88% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

The Fund intends to evaluate performance as compared to that of the 50% Inverse of the S&P 500®. The 50% Inverse of the S&P 500® reflects the return of the S&P 500® adjusted to show the negative 50% targeted net short exposure of the Predecessor Fund. Its returns reflect reinvested dividends.

16

GOTHAM FUNDS

Fund Expense Disclosure

September 30, 2021

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2021 through September 30, 2021 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham ESG Large Value Fund
Institutional Class
Actual	$1,000.00	$1,061.50	0.75%	$3.88
Hypothetical (5% return before expenses)	1,000.00	1,021.31	0.75%	3.80

Gotham Defensive Long 500 Fund
Institutional Class
Actual	$1,000.00	$1,038.70	1.35%	$6.90
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.35%	6.83

17

GOTHAM FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2021

(Unaudited)

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Total Return Fund
Institutional Class
Actual	$1,000.00	$1,058.50	0.00%	$—
Hypothetical (5% return before expenses)	1,000.00	1,025.07	0.00%	—
Investor Class
Actual	$1,000.00	$1,057.00	0.25%	$1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.82	0.25%	1.27

Gotham Enhanced 500 Plus Fund
Institutional Class
Actual	$1,000.00	$1,055.40	2.01%	$10.34
Hypothetical (5% return before expenses)	1,000.00	1,015.01	2.01%	10.14

Gotham Hedged Plus Fund
Institutional Class
Actual	$1,000.00	$1,079.50	2.35%	$12.23
Hypothetical (5% return before expenses)	1,000.00	1,013.30	2.35%	11.84

Gotham Short Strategies Fund
Institutional Class
Actual	$1,000.00	$985.00	1.34%	$6.68
Hypothetical (5% return before expenses)	1,000.00	1,018.33	1.34%	6.80

*

Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for the Gotham ESG Large Value Fund which does not short securities or use leverage.

**

Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2021, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 365 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365 to reflect the period.

18

GOTHAM ESG LARGE VALUE FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Capital Goods	9.9%	$149,650
Retailing	8.6	130,059
Semiconductors & Semiconductor Equipment	8.5	128,875
Diversified Financials	8.5	127,615
Technology Hardware & Equipment	6.7	101,142
Health Care Equipment & Services	6.3	94,872
Energy	5.9	89,417
Software & Services	5.9	88,702
Materials	4.8	72,134
Pharmaceuticals, Biotechnology & Life Sciences	4.8	71,915
Real Estate	4.5	67,526
Food, Beverage & Tobacco	3.9	59,167
Banks	3.8	57,783
Transportation	3.5	53,445
Insurance	3.3	50,384
Media & Entertainment	2.2	32,551
Consumer Durables & Apparel	2.0	30,962
Telecommunication Services	1.7	25,955
Consumer Services	1.1	15,952
Automobiles & Components	0.9	13,126
Commercial & Professional Services	0.6	8,429
Utilities	0.5	7,731
Household & Personal Products	0.5	7,309
Food & Staples Retailing	0.2	2,763

Total Common Stocks	98.6	1,487,464

Other Assets in Excess of Liabilities	1.4	21,741

NET ASSETS	100.0%	$1,509,205

Portfolio holdings are subject to change at any time.

19

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Food, Beverage & Tobacco	13.3%	$4,648,906
Health Care Equipment & Services	10.0	3,496,168
Pharmaceuticals, Biotechnology & Life Sciences	9.5	3,336,371
Technology Hardware & Equipment	8.3	2,903,626
Software & Services	7.1	2,478,078
Media & Entertainment	5.3	1,856,803
Capital Goods	4.6	1,622,358
Retailing	4.5	1,567,532
Insurance	4.0	1,391,774
Diversified Financials	3.9	1,359,567
Real Estate	3.6	1,276,153
Household & Personal Products	2.9	1,033,041
Food & Staples Retailing	2.5	888,227
Materials	2.4	856,635
Transportation	2.3	804,701
Telecommunication Services	2.2	787,744
Consumer Durables & Apparel	2.2	777,257
Consumer Services	2.2	767,791
Utilities	2.0	689,174
Semiconductors & Semiconductor Equipment	1.6	548,610
Energy	0.7	227,981
Automobiles & Components	0.3	89,456
Commercial & Professional Services	0.1	37,555

Total Common Stocks	95.5	33,445,508

Other Assets in Excess of Liabilities	4.5	1,591,697

NET ASSETS	100.0%	$35,037,205

Portfolio holdings are subject to change at any time.

20

GOTHAM TOTAL RETURN FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
Affiliated Equity Registered Investment Companies	99.7%	$26,860,769

Other Assets in Excess of Liabilities	0.3	86,243

NET ASSETS	100.0%	$26,947,012

Portfolio holdings are subject to change at any time.

21

GOTHAM ENHANCED 500 PLUS FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Software & Services	16.7%	$594,508
Retailing	14.1	501,736
Capital Goods	12.0	425,560
Media & Entertainment	11.3	402,482
Technology Hardware & Equipment	11.3	401,739
Pharmaceuticals, Biotechnology & Life Sciences	10.8	384,331
Food, Beverage & Tobacco	8.9	318,094
Health Care Equipment & Services	8.3	293,511
Diversified Financials	7.3	258,538
Semiconductors & Semiconductor Equipment	6.0	212,032
Energy	5.8	206,460
Materials	5.3	188,866
Transportation	4.1	147,254
Telecommunication Services	3.4	122,344
Insurance	2.8	99,060
Food & Staples Retailing	2.5	87,675
Automobiles & Components	2.2	78,102
Real Estate	1.6	55,041
Consumer Durables & Apparel	1.5	54,843
Consumer Services	1.1	39,414
Household & Personal Products	0.9	32,606
Utilities	0.8	27,911
Banks	0.7	24,984
Commercial & Professional Services	0.5	16,332

Total Long Positions	139.9	4,973,423

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Automobiles & Components	(0.3)%	$(10,118)
Technology Hardware & Equipment	(0.3)	(10,951)
Household & Personal Products	(0.5)	(16,353)
Telecommunication Services	(0.5)	(17,482)
Retailing	(0.8)	(28,546)
Food & Staples Retailing	(0.8)	(28,716)
Food, Beverage & Tobacco	(0.9)	(30,426)
Transportation	(1.1)	(38,861)
Consumer Durables & Apparel	(1.1)	(40,332)
Insurance	(1.2)	(41,080)
Energy	(1.2)	(44,283)
Media & Entertainment	(1.3)	(46,090)
Banks	(1.4)	(48,175)
Commercial & Professional Services	(1.4)	(49,650)
Materials	(1.9)	(69,114)
Real Estate	(2.0)	(70,784)
Software & Services	(2.1)	(73,076)
Diversified Financials	(2.1)	(74,206)
Semiconductors & Semiconductor Equipment	(2.2)	(79,992)
Consumer Services	(2.3)	(83,361)
Capital Goods	(2.3)	(83,604)
Pharmaceuticals, Biotechnology & Life Sciences	(4.1)	(145,365)
Utilities	(4.6)	(162,729)
Health Care Equipment & Services	(4.9)	(174,568)

Total Short Positions	(41.3)	(1,467,862)

Other Assets in Excess of Liabilities	1.4	50,548

NET ASSETS	100.0%	$3,556,109

Portfolio holdings are subject to change at any time.

22

GOTHAM HEDGED PLUS FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Pharmaceuticals, Biotechnology & Life Sciences	23.4%	$2,873,810
Food, Beverage & Tobacco	23.3	2,862,947
Health Care Equipment & Services	16.2	1,989,282
Technology Hardware & Equipment	15.7	1,928,004
Software & Services	14.1	1,731,879
Capital Goods	10.8	1,327,545
Retailing	9.5	1,170,222
Media & Entertainment	9.3	1,149,084
Telecommunication Services	6.4	783,208
Diversified Financials	5.9	724,004
Consumer Services	5.1	632,777
Consumer Durables & Apparel	5.0	612,260
Materials	4.7	584,002
Food & Staples Retailing	4.7	581,041
Household & Personal Products	4.2	516,971
Insurance	3.3	408,171
Energy	3.3	403,805
Transportation	2.4	300,125
Automobiles & Components	2.4	291,687
Utilities	2.0	252,846
Commercial & Professional Services	1.7	209,778
Real Estate	1.1	137,372
Semiconductors & Semiconductor Equipment	0.7	88,907

Total Long Positions	175.2	21,559,727

	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks:
Automobiles & Components	(0.0)%	$(3,284)
Household & Personal Products	(0.1)	(7,601)
Food & Staples Retailing	(0.2)	(26,054)
Diversified Financials	(0.3)	(37,107)
Semiconductors & Semiconductor Equipment	(0.4)	(54,306)
Food, Beverage & Tobacco	(0.5)	(65,435)
Real Estate	(1.0)	(121,426)
Media & Entertainment	(1.1)	(139,304)
Banks	(1.1)	(140,481)
Insurance	(1.4)	(176,773)
Consumer Durables & Apparel	(1.5)	(185,907)
Technology Hardware & Equipment	(1.6)	(191,224)
Consumer Services	(1.7)	(212,428)
Transportation	(1.9)	(229,497)
Retailing	(2.0)	(245,709)
Commercial & Professional Services	(2.1)	(257,429)
Energy	(3.7)	(451,894)
Materials	(4.5)	(559,809)
Capital Goods	(4.6)	(561,467)
Health Care Equipment & Services	(5.6)	(685,351)
Software & Services	(11.6)	(1,424,270)
Utilities	(14.1)	(1,736,142)
Pharmaceuticals, Biotechnology & Life Sciences	(15.3)	(1,877,213)

Total Short Positions	(76.3)	(9,390,111)

Other Assets in Excess of Liabilities	1.1	132,959

NET ASSETS	100.0%	$12,302,575

Portfolio holdings are subject to change at any time.

23

GOTHAM SHORT STRATEGIES FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Materials	12.6%	$190,769
Pharmaceuticals, Biotechnology & Life Sciences	10.2	154,656
Health Care Equipment & Services.	9.9	150,972
Capital Goods	9.2	139,832
Semiconductors & Semiconductor Equipment	7.8	119,231
Technology Hardware & Equipment	7.0	105,996
Energy	6.1	92,101
Retailing	5.9	90,397
Software & Services	5.5	83,307
Consumer Durables & Apparel	4.7	71,098
Consumer Services	2.8	42,109
Utilities	2.5	38,449
Food, Beverage & Tobacco	2.3	35,672
Media & Entertainment	2.1	31,803
Transportation	2.0	30,737
Automobiles & Components	2.0	30,024
Household & Personal Products	1.4	21,629
Commercial & Professional Services	1.2	18,033
Food & Staples Retailing	0.5	7,190

Total Common Stocks	95.7	1,454,005

Other Assets in Excess of Liabilities	4.3	66,094

NET ASSETS	100.0%	$1,520,099

Portfolio holdings are subject to change at any time.

24

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 98.6%
Automobiles & Components — 0.9%
Ford Motor Co.*	927	$13,126

Banks — 3.8%
Citizens Financial Group, Inc.	99	4,651
Comerica, Inc.	32	2,576
Fifth Third Bancorp	157	6,663
JPMorgan Chase & Co.	110	18,006
KeyCorp.	226	4,886
M&T Bank Corp.	28	4,182
People’s United Financial, Inc.	70	1,223
Regions Financial Corp.	224	4,773
SVB Financial Group*	13	8,409
Zions Bancorp NA	39	2,414

		57,783

Capital Goods — 9.9%
3M Co.	63	11,051
A.O. Smith Corp.	38	2,321
Allegion PLC (Ireland)	19	2,511
Carrier Global Corp.	192	9,938
Cummins, Inc.	18	4,042
Deere & Co.	11	3,686
Dover Corp.	32	4,976
Eaton Corp. PLC (Ireland)	42	6,271
Emerson Electric Co.	133	12,529
Fortive Corp.	2	141
General Dynamics Corp.	36	7,057
Howmet Aerospace, Inc.	107	3,338
IDEX Corp.	2	414
Illinois Tool Works, Inc.	10	2,066
Ingersoll Rand, Inc.*	94	4,738
Johnson Controls International PLC (Ireland)	184	12,527
Lockheed Martin Corp.	38	13,114
Northrop Grumman Corp.	19	6,843
Otis Worldwide Corp.	29	2,386
Parker-Hannifin Corp.	30	8,389
Pentair PLC (Ireland)	36	2,615
Snap-on, Inc.	14	2,925
Stanley Black & Decker, Inc.	38	6,662
Textron, Inc.	52	3,630
Trane Technologies PLC (Ireland)	56	9,668
United Rentals, Inc.*	2	702
WW Grainger, Inc.	13	5,110

		149,650

Commercial & Professional Services — 0.6%
Jacobs Engineering Group, Inc.	31	4,108

	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Nielsen Holdings PLC (United Kingdom)	84	$1,612
Robert Half International, Inc.	27	2,709

		8,429

Consumer Durables & Apparel — 2.0%
Garmin Ltd. (Switzerland)	35	5,441
Hanesbrands, Inc.	81	1,390
Hasbro, Inc.	28	2,498
Mohawk Industries, Inc.*	20	3,548
Newell Brands, Inc.	99	2,192
PulteGroup, Inc.	2	92
PVH Corp.*	15	1,542
Ralph Lauren Corp.	17	1,888
Tapestry, Inc.	65	2,406
Under Armour, Inc., Class C*	107	1,875
VF Corp.	66	4,421
Whirlpool Corp.	18	3,669

		30,962

Consumer Services — 1.1%
Caesars Entertainment, Inc.*	33	3,705
McDonald’s Corp.	7	1,688
Penn National Gaming, Inc.*	36	2,609
Yum! Brands, Inc.	65	7,950

		15,952

Diversified Financials — 8.5%
American Express Co.	46	7,706
Ameriprise Financial, Inc.	27	7,131
Berkshire Hathaway, Inc., Class B*	50	13,647
BlackRock, Inc.	31	25,998
Charles Schwab Corp. (The)	34	2,477
Discover Financial Services	71	8,722
Franklin Resources, Inc.	148	4,399
Goldman Sachs Group, Inc. (The)	21	7,939
Invesco Ltd. (Bermuda)	128	3,086
Moody’s Corp.	5	1,775
Morgan Stanley	109	10,607
Nasdaq, Inc.	40	7,721
Raymond James Financial, Inc.	46	4,245
S&P Global, Inc.	7	2,974
Synchrony Financial	135	6,599
T Rowe Price Group, Inc.	64	12,589

		127,615

Energy — 5.9%
APA Corp.	87	1,864

The accompanying notes are an integral part of the financial statements.

25

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Baker Hughes Co.	185	$4,575
EOG Resources, Inc.	130	10,435
Exxon Mobil Corp.	430	25,293
Halliburton Co.	227	4,908
Hess Corp.	71	5,546
Kinder Morgan, Inc.	504	8,432
Marathon Petroleum Corp.	142	8,777
Occidental Petroleum Corp.	217	6,419
ONEOK, Inc.	103	5,973
Schlumberger NV	220	6,521
Williams Cos., Inc. (The)	26	674

		89,417

Food & Staples Retailing — 0.2%
Kroger Co. (The)	2	81
Walgreens Boots Alliance, Inc.	57	2,682

		2,763

Food, Beverage & Tobacco — 3.9%
Archer-Daniels-Midland Co.	134	8,041
Coca-Cola Co. (The)	165	8,658
Constellation Brands, Inc., Class A	43	9,060
General Mills, Inc.	27	1,615
Hershey Co. (The)	46	7,786
Kellogg Co.	8	511
Kraft Heinz Co. (The)	275	10,125
Molson Coors Beverage Co., Class B	49	2,273
Mondelez International, Inc., Class A	183	10,647
PepsiCo, Inc.	3	451

		59,167

Health Care Equipment & Services — 6.3%
AmerisourceBergen Corp.	18	2,150
Anthem, Inc.	35	13,048
Cardinal Health, Inc.	7	346
Cigna Corp.	76	15,212
CVS Health Corp.	210	17,821
DaVita, Inc.*	23	2,674
HCA Healthcare, Inc.	78	18,932
Hologic, Inc.*	56	4,133
Laboratory Corp. of America Holdings*	23	6,473
Quest Diagnostics, Inc.	27	3,924
UnitedHealth Group, Inc.	26	10,159

		94,872

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — 0.5%
Colgate-Palmolive Co.	93	$7,029
Procter & Gamble Co. (The)	2	280

		7,309

Insurance — 3.3%
Aflac, Inc.	147	7,663
American International Group, Inc.	56	3,074
Aon PLC, Class A (Ireland)	36	10,288
Arthur J Gallagher & Co.	44	6,541
Brown & Brown, Inc.	63	3,493
Lincoln National Corp.	44	3,025
Loews Corp.	58	3,128
Marsh & McLennan Cos., Inc.	61	9,237
MetLife, Inc.	39	2,407
Principal Financial Group, Inc.	19	1,224
Travelers Cos., Inc. (The)	2	304

		50,384

Materials — 4.8%
Avery Dennison Corp.	20	4,144
CF Industries Holdings, Inc.	50	2,791
Dow, Inc.	174	10,015
DuPont de Nemours, Inc.	124	8,431
Eastman Chemical Co.	30	3,022
International Paper Co.	111	6,207
Linde PLC (Ireland)	13	3,814
LyondellBasell Industries NV, Class A (Netherlands)	74	6,945
Mosaic Co. (The)	88	3,143
Nucor Corp.	67	6,599
Packaging Corp. of America	22	3,024
Sherwin-Williams Co. (The)	39	10,910
Westrock Co.	62	3,089

		72,134

Media & Entertainment — 2.2%
Comcast Corp., Class A	91	5,089
Discovery, Inc., Class A*	147	3,731
DISH Network Corp., Class A*	122	5,302
Fox Corp., Class A	129	5,174
Interpublic Group of Cos., Inc. (The)	110	4,034
Omnicom Group, Inc.	58	4,203
ViacomCBS, Inc., Class B	127	5,018

		32,551

Pharmaceuticals, Biotechnology & Life Sciences — 4.8%
AbbVie, Inc.	160	17,259
Agilent Technologies, Inc.	1	157

The accompanying notes are an integral part of the financial statements.

26

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Biogen, Inc.*	8	$2,264
Gilead Sciences, Inc.	220	15,367
Merck & Co., Inc.	110	8,262
Organon & Co.	57	1,869
PerkinElmer, Inc.	27	4,679
Pfizer, Inc.	285	12,258
Thermo Fisher Scientific, Inc.	3	1,714
Vertex Pharmaceuticals, Inc.*	17	3,084
Waters Corp.*	14	5,002

		71,915

Real Estate — 4.5%
Alexandria Real Estate Equities, Inc., REIT	34	6,496
AvalonBay Communities, Inc., REIT	31	6,871
CBRE Group, Inc., Class A*	79	7,692
Duke Realty Corp., REIT	82	3,925
Equity Residential, REIT	83	6,716
Essex Property Trust, Inc., REIT	14	4,476
Extra Space Storage, Inc., REIT	3	504
Kimco Realty Corp., REIT	100	2,075
Mid-America Apartment Communities, Inc., REIT	26	4,856
Prologis, Inc., REIT	8	1,003
Public Storage, REIT	3	891
Realty Income Corp., REIT	2	130
Regency Centers Corp., REIT	37	2,491
Simon Property Group, Inc., REIT	72	9,358
UDR, Inc., REIT	66	3,497
Weyerhaeuser Co., REIT	184	6,545

		67,526

Retailing — 8.6%
Advance Auto Parts, Inc.	16	3,342
AutoZone, Inc.*	5	8,490
Bath & Body Works, Inc.	69	4,349
Best Buy Co., Inc.	63	6,660
Dollar Tree, Inc.*	24	2,297
eBay, Inc.	147	10,242
Gap, Inc. (The)	87	1,975
Genuine Parts Co.	42	5,092
Home Depot, Inc. (The)	59	19,367
LKQ Corp.*	85	4,277
Lowe’s Cos., Inc.	93	18,866
O’Reilly Automotive, Inc.*	16	9,777
Ross Stores, Inc.	79	8,599

	Number of Shares	Value
COMMON STOCKS — (Continued)
Retailing — (Continued)
Target Corp.	91	$20,818
Tractor Supply Co.	6	1,216
Ulta Beauty, Inc.*	13	4,692

		130,059

Semiconductors & Semiconductor Equipment — 8.5%
Analog Devices, Inc.	38	6,364
Applied Materials, Inc.	213	27,420
Intel Corp.	411	21,898
KLA Corp.	35	11,708
Lam Research Corp.	32	18,213
Microchip Technology, Inc.	6	921
Micron Technology, Inc.	241	17,106
NXP Semiconductors NV (Netherlands)	51	9,989
Qorvo, Inc.*	26	4,347
Skyworks Solutions, Inc.	30	4,943
Teradyne, Inc.	30	3,275
Texas Instruments, Inc.	14	2,691

		128,875

Software & Services — 5.9%
Accenture PLC, Class A (Ireland)	48	15,356
Automatic Data Processing, Inc.	88	17,593
Broadridge Financial Solutions, Inc.	26	4,333
DXC Technology Co.*	59	1,983
Fiserv, Inc.*	13	1,410
Gartner, Inc.*	20	6,078
International Business Machines Corp.	117	16,255
NortonLifeLock, Inc.	128	3,238
Oracle Corp.	121	10,543
Paychex, Inc.	84	9,446
Western Union Co. (The)	122	2,467

		88,702

Technology Hardware & Equipment — 6.7%
Amphenol Corp., Class A	2	146
Arista Networks, Inc.*	8	2,749
CDW Corp.	32	5,825
Cisco Systems, Inc.	462	25,147
Corning, Inc.	186	6,787
F5 Networks, Inc.*	13	2,584
Hewlett Packard Enterprise Co.	302	4,303
HP, Inc.	352	9,631
Juniper Networks, Inc.	91	2,504
Keysight Technologies, Inc.*	41	6,736
Motorola Solutions, Inc.	2	465

The accompanying notes are an integral part of the financial statements.

27

GOTHAM ESG LARGE VALUE FUND

Portfolio of Investments (Concluded)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
NetApp, Inc.	52	$4,667
Seagate Technology Holdings PLC (Ireland)	61	5,034
TE Connectivity Ltd. (Switzerland)	73	10,017
Trimble, Inc.*	55	4,524
Western Digital Corp.*	68	3,838
Zebra Technologies Corp., Class A* .	12	6,185

		101,142

Telecommunication Services — 1.7%
AT&T, Inc.	513	13,856
Verizon Communications, Inc.	224	12,099

		25,955

Transportation — 3.5%
CSX Corp.	502	14,930
Expeditors International of Washington, Inc.	41	4,884
Norfolk Southern Corp.	29	6,938
Union Pacific Corp.	60	11,761
United Parcel Service, Inc., Class B	82	14,932

		53,445

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — 0.5%
NRG Energy, Inc.	54	$2,205
PPL Corp.	172	4,795
Public Service Enterprise Group, Inc.	12	731

		7,731

TOTAL COMMON STOCKS (Cost $1,278,518)		1,487,464

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		21,741

NET ASSETS - 100.0%		$1,509,205

*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

28

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 95.5%
Automobiles & Components — 0.3%
Ford Motor Co.*	1,415	$20,037
General Motors Co.*	1,317	69,419

		89,456

Capital Goods — 4.6%
3M Co.(a)	1,851	324,702
A.O. Smith Corp.	2,410	147,179
General Dynamics Corp.	19	3,725
Johnson Controls International PLC (Ireland)	2,206	150,184
Lockheed Martin Corp.(a)	1,045	360,629
Northrop Grumman Corp.	677	243,821
Otis Worldwide Corp.	342	28,140
Pentair PLC (Ireland)	481	34,935
Quanta Services, Inc.	119	13,545
Roper Technologies, Inc.	51	22,753
Snap-on, Inc.	1,085	226,711
WW Grainger, Inc.	168	66,034

		1,622,358

Commercial & Professional Services — 0.1%
Nielsen Holdings PLC (United Kingdom)	1,957	37,555

Consumer Durables & Apparel — 2.2%
Garmin Ltd. (Switzerland)	1,214	188,728
Hasbro, Inc.	427	38,097
Mohawk Industries, Inc.*	326	57,832
NIKE, Inc., Class B	715	103,840
Tapestry, Inc.	848	31,393
Whirlpool Corp.(a)	1,753	357,367

		777,257

Consumer Services — 2.2%
Booking Holdings, Inc.*	1	2,374
Hilton Worldwide Holdings, Inc.*	447	59,053
Marriott International, Inc., Class A* .	385	57,015
McDonald’s Corp.	878	211,694
Penn National Gaming, Inc.*	3,032	219,699
Yum! Brands, Inc.	1,782	217,956

		767,791

Diversified Financials — 3.9%
Berkshire Hathaway, Inc., Class B(a)*	1,400	382,116
BlackRock, Inc.	379	317,852
Invesco Ltd. (Bermuda)	761	18,348
Moody’s Corp.	177	62,854

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Nasdaq, Inc.	1,149	$221,780
T Rowe Price Group, Inc.(a)	1,813	356,617

		1,359,567

Energy — 0.7%
Baker Hughes Co.	1,236	30,566
EOG Resources, Inc.	1,463	117,435
Hess Corp.	34	2,656
Marathon Petroleum Corp.	1,251	77,324

		227,981

Food & Staples Retailing — 2.5%
Kroger Co. (The)(a)	7,635	308,683
Sysco Corp.	190	14,915
Walmart, Inc.(a)	4,051	564,629

		888,227

Food, Beverage & Tobacco — 13.3%
Altria Group, Inc.(a)	8,180	372,354
Archer-Daniels-Midland Co.(a)	4,549	272,985
Campbell Soup Co.(a)	5,392	225,440
Coca-Cola Co. (The)	4,947	259,569
Conagra Brands, Inc.(a)	8,553	289,690
Constellation Brands, Inc., Class A	376	79,219
General Mills, Inc.(a)	7,085	423,825
Hershey Co. (The)(a)	2,534	428,880
JM Smucker Co. (The)(a)	567	68,057
Kellogg Co.(a)	6,520	416,758
Kraft Heinz Co. (The)(a)	13,473	496,076
Mondelez International, Inc., Class A(a)	6,742	392,250
PepsiCo, Inc.	1,296	194,931
Philip Morris International, Inc.(a)	5,405	512,340
Tyson Foods, Inc., Class A	2,743	216,532

		4,648,906

Health Care Equipment & Services — 10.0%
Abbott Laboratories	1,067	126,045
Anthem, Inc.	371	138,309
Cerner Corp.	464	32,721
Cigna Corp.	821	164,331
CVS Health Corp.(a)	3,823	324,420
Danaher Corp.	446	135,780
DaVita, Inc.*	283	32,902
HCA Healthcare, Inc.	675	163,836
Hologic, Inc.(a)*	8,429	622,144
Laboratory Corp. of America Holdings(a)*	2,394	673,767

The accompanying notes are an integral part of the financial statements.

29

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
McKesson Corp.	635	$126,606
Quest Diagnostics, Inc.(a)	4,657	676,709
UnitedHealth Group, Inc.	713	278,598

		3,496,168

Household & Personal Products — 2.9%
Colgate-Palmolive Co.(a)	6,066	458,468
Kimberly-Clark Corp.(a)	2,432	322,094
Procter & Gamble Co. (The)(a)	1,806	252,479

		1,033,041

Insurance — 4.0%
Aon PLC, Class A (Ireland)	1,302	372,073
Arthur J Gallagher & Co.	1,810	269,057
Brown & Brown, Inc.	1,412	78,295
Marsh & McLennan Cos., Inc.(a)	4,440	672,349

		1,391,774

Materials — 2.4%
Avery Dennison Corp.	593	122,876
DuPont de Nemours, Inc.	2,408	163,720
Eastman Chemical Co.	442	44,527
International Paper Co.	1,714	95,847
Sherwin-Williams Co. (The)(a)	1,536	429,665

		856,635

Media & Entertainment — 5.3%
Activision Blizzard, Inc.(a)	3,754	290,522
Alphabet, Inc., Class A(a)*	117	312,802
Charter Communications, Inc., Class A*	195	141,874
DISH Network Corp., Class A*	86	3,738
Electronic Arts, Inc.	97	13,798
Facebook, Inc., Class A(a)*	1,682	570,854
Fox Corp., Class A	481	19,293
Interpublic Group of Cos., Inc. (The)	1,443	52,915
Netflix, Inc.(a)*	525	320,429
Omnicom Group, Inc.	5	362
Take-Two Interactive Software, Inc.* .	42	6,471
ViacomCBS, Inc., Class B	3,132	123,745

		1,856,803

Pharmaceuticals, Biotechnology & Life Sciences — 9.5%
AbbVie, Inc.	1,461	157,598
Biogen, Inc.*	986	279,028
Gilead Sciences, Inc.	2,782	194,323
Illumina, Inc.*	82	33,260
Johnson & Johnson(a)	2,672	431,528
Merck & Co., Inc.(a)	6,444	484,009

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Organon & Co.	6,566	$215,299
PerkinElmer, Inc.(a)	3,910	677,564
Pfizer, Inc.(a)	15,425	663,429
Thermo Fisher Scientific, Inc.	320	182,825
Waters Corp.*	49	17,508

		3,336,371

Real Estate — 3.6%
Alexandria Real Estate Equities, Inc., REIT	1,665	318,132
Duke Realty Corp., REIT	3,704	177,310
Extra Space Storage, Inc., REIT	1,120	188,149
Iron Mountain, Inc., REIT	16	695
Mid-America Apartment Communities, Inc., REIT	349	65,176
Prologis, Inc., REIT	6	753
Public Storage, REIT	851	252,832
Weyerhaeuser Co., REIT	7,678	273,106

		1,276,153

Retailing — 4.5%
Advance Auto Parts, Inc.	5	1,045
Amazon.com, Inc.(a)*	79	259,518
AutoZone, Inc.*	65	110,369
Bath & Body Works, Inc.	1,925	121,333
Best Buy Co., Inc.	189	19,979
eBay, Inc.	4,123	287,249
Genuine Parts Co.	797	96,620
Home Depot, Inc. (The)	446	146,404
LKQ Corp.*	1,542	77,594
Lowe’s Cos., Inc.	447	90,678
O’Reilly Automotive, Inc.*	207	126,490
Ross Stores, Inc.	724	78,807
Target Corp.	662	151,446

		1,567,532

Semiconductors & Semiconductor Equipment — 1.6%
Applied Materials, Inc.	2,050	263,896
Intel Corp.(a)	5,301	282,437
Lam Research Corp.	4	2,277

		548,610

Software & Services — 7.1%
Accenture PLC, Class A (Ireland)	385	123,169
Automatic Data Processing, Inc.	1,553	310,476
Broadridge Financial Solutions, Inc.	46	7,665
Gartner, Inc.*	10	3,039

The accompanying notes are an integral part of the financial statements.

30

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
International Business Machines Corp.	920	$127,816
Mastercard, Inc., Class A	124	43,112
Microsoft Corp.(a)	1,524	429,646
NortonLifeLock, Inc.(a)	15,191	384,332
Oracle Corp.(a)	5,296	461,440
Paychex, Inc.	630	70,844
PayPal Holdings, Inc.*	437	113,712
Visa, Inc., Class A	993	221,191
Western Union Co. (The)	8,983	181,636

		2,478,078

Technology Hardware & Equipment — 8.3%
Apple, Inc.(a)	6,713	949,889
Cisco Systems, Inc.(a)	8,958	487,584
Corning, Inc.	6,317	230,507
F5 Networks, Inc.*	41	8,150
HP, Inc.(a)	11,835	323,806
Juniper Networks, Inc.	7,352	202,327
Keysight Technologies, Inc.*	531	87,238
NetApp, Inc.	2,566	230,324
Seagate Technology Holdings PLC (Ireland)	4,651	383,801

		2,903,626

Telecommunication Services — 2.2%
AT&T, Inc.(a)	12,362	333,898
Verizon Communications, Inc.(a)	8,403	453,846

		787,744

Transportation — 2.3%
CSX Corp.	3,343	99,421
Expeditors International of Washington, Inc.(a)	2,274	270,902
Southwest Airlines Co.*	401	20,623
Union Pacific Corp.	329	64,487
United Parcel Service, Inc., Class B(a)	1,918	349,268

		804,701

Utilities — 2.0%
Dominion Energy, Inc.(a)	2,535	185,106
NRG Energy, Inc.	5,749	234,732

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
PPL Corp.	7,225	$201,433
Public Service Enterprise Group, Inc.	1,115	67,903

		689,174

TOTAL COMMON STOCKS (Cost $29,927,561)		33,445,508

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.5%		1,591,697

NET ASSETS - 100.0%		$35,037,205

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

31

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Over-the-counter total return swaps outstanding as of September 30, 2021

The Fund maintains a portfolio of long and short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between August 29, 2024 and July 6, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents 3.5% of net assets as of September 30, 2021.

The following table represents the individual long and short positions and related values of total return swaps as of September 30, 2021:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
Ford Motor Co.	Morgan Stanley	1,407	$16,322	$19,923	$3,857
General Motors Co.	Morgan Stanley	1,340	70,311	70,631	300

		2,747	86,633	90,554	4,157

Capital Goods
3M Co.	Morgan Stanley	1,845	329,309	323,650	2,942
A.O. Smith Corp.	Morgan Stanley	2,064	114,376	126,048	13,039
General Dynamics Corp.	Morgan Stanley	22	4,360	4,313	206
Johnson Controls International PLC (Ireland)	Morgan Stanley	2,158	91,286	146,917	59,434
Lockheed Martin Corp.	Morgan Stanley	993	366,658	342,684	(22,390)
Northrop Grumman Corp.	Morgan Stanley	662	233,830	238,419	6,174
Otis Worldwide Corp.	Morgan Stanley	337	28,236	27,728	(248)
Pentair PLC (Ireland)	Morgan Stanley	478	20,483	34,717	17,406
Quanta Services, Inc.	Morgan Stanley	128	7,637	14,569	7,320
Roper Technologies, Inc.	Morgan Stanley	20	7,997	8,923	1,216
Snap-on, Inc.	Morgan Stanley	1,067	145,888	222,950	82,636
WW Grainger, Inc.	Morgan Stanley	184	72,504	72,323	517

		9,958	1,422,564	1,563,241	168,252

Commercial & Professional Services
Nielsen Holdings PLC (United Kingdom)	Morgan Stanley	1,901	39,473	36,480	(2,729)

Consumer Durables & Apparel
Garmin Ltd. (Switzerland)	Morgan Stanley	1,211	167,856	188,262	24,724
Hasbro, Inc.	Morgan Stanley	453	43,837	40,417	(3,930)
Mohawk Industries, Inc.	Morgan Stanley	322	62,650	57,123	(5,256)
NIKE, Inc., Class B	Morgan Stanley	681	91,062	98,902	8,578
Tapestry, Inc.	Morgan Stanley	834	33,420	30,875	(2,284)
Whirlpool Corp.	Morgan Stanley	1,735	294,884	353,697	65,833

		5,236	693,709	769,276	87,665

Consumer Services
Hilton Worldwide Holdings, Inc.	Morgan Stanley	99	10,151	13,079	3,183
Marriott International, Inc., Class A	Morgan Stanley	371	50,962	54,941	4,246
McDonald’s Corp.	Morgan Stanley	870	203,885	209,766	8,286

The accompanying notes are an integral part of the financial statements.

32

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Penn National Gaming, Inc.	Morgan Stanley	2,984	$209,102	$216,221	$7,437
Yum! Brands, Inc.	Morgan Stanley	1,761	196,150	215,388	20,844

		6,085	670,250	709,395	43,996

Diversified Financials
Berkshire Hathaway, Inc., Class B	Morgan Stanley	625	144,808	170,588	26,077
BlackRock, Inc.	Morgan Stanley	328	228,092	275,080	50,510
Invesco Ltd. (Bermuda)	Morgan Stanley	768	18,917	18,516	(143)
Moody’s Corp.	Morgan Stanley	173	64,453	61,434	(2,747)
Nasdaq, Inc.	Morgan Stanley	1,130	171,271	218,113	48,054
T Rowe Price Group, Inc.	Morgan Stanley	1,790	270,222	352,093	93,540

		4,814	897,763	1,095,824	215,291

Energy
Baker Hughes Co.	Morgan Stanley	1,127	23,911	27,871	4,219
EOG Resources, Inc.	Morgan Stanley	1,127	77,140	90,464	13,600
Hess Corp.	Morgan Stanley	56	3,768	4,374	1,351
Marathon Petroleum Corp.	Morgan Stanley	1,223	71,468	75,594	4,399

		3,533	176,287	198,303	23,569

Food & Staples Retailing
Kroger Co. (The)	Morgan Stanley	7,554	275,047	305,408	35,455
Sysco Corp.	Morgan Stanley	184	9,056	14,444	5,970
Walmart, Inc.	Morgan Stanley	4,016	514,039	559,750	57,148

		11,754	798,142	879,602	98,573

Food, Beverage & Tobacco
Altria Group, Inc.	Morgan Stanley	8,074	336,965	367,528	54,535
Archer-Daniels-Midland Co.	Morgan Stanley	4,703	191,270	282,227	98,641
Campbell Soup Co.	Morgan Stanley	7,273	342,919	304,084	(22,552)
Coca-Cola Co. (The)	Morgan Stanley	4,895	274,818	256,841	(17,639)
Conagra Brands, Inc.	Morgan Stanley	8,086	283,198	273,873	65
Constellation Brands, Inc., Class A	Morgan Stanley	367	62,532	77,323	17,684
General Mills, Inc.	Morgan Stanley	7,010	395,054	419,338	46,169
Hershey Co. (The)	Morgan Stanley	2,485	388,968	420,586	34,352
J M Smucker Co. (The)	Morgan Stanley	571	63,030	68,537	24,696
Kellogg Co.	Morgan Stanley	6,370	396,488	407,170	24,791
Kraft Heinz Co. (The)	Morgan Stanley	13,302	454,663	489,780	46,301
Mondelez International, Inc., Class A	Morgan Stanley	6,583	368,489	382,999	18,804
PepsiCo, Inc.	Morgan Stanley	1,278	198,382	192,224	(5,844)
Philip Morris International, Inc.	Morgan Stanley	5,290	438,914	501,439	75,120
Tyson Foods, Inc., Class A	Morgan Stanley	2,680	176,434	211,559	37,817

		78,967	4,372,124	4,655,508	432,940

Health Care Equipment & Services
Abbott Laboratories	Morgan Stanley	138	13,567	16,302	3,151
Anthem, Inc.	Morgan Stanley	392	146,059	146,138	776
Cerner Corp.	Morgan Stanley	456	33,171	32,157	(110)
Cigna Corp.	Morgan Stanley	806	174,394	161,329	(12,759)
CVS Health Corp.	Morgan Stanley	3,412	248,873	289,542	43,590
Danaher Corp.	Morgan Stanley	38	9,855	11,569	1,982
DaVita, Inc.	Morgan Stanley	280	34,662	32,553	(1,847)

The accompanying notes are an integral part of the financial statements.

33

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
HCA Healthcare, Inc.	Morgan Stanley	671	$140,176	$162,865	$23,222
Hologic, Inc.	Morgan Stanley	7,594	523,779	560,513	37,152
Laboratory Corp. of America Holdings	Morgan Stanley	2,352	611,111	661,947	51,281
McKesson Corp.	Morgan Stanley	624	121,719	124,413	3,120
Quest Diagnostics, Inc.	Morgan Stanley	4,513	579,850	655,784	78,932
UnitedHealth Group, Inc.	Morgan Stanley	704	283,801	275,081	(8,097)

		21,980	2,921,017	3,130,193	220,393

Household & Personal Products
Colgate-Palmolive Co.	Morgan Stanley	5,932	428,897	448,341	28,177
Kimberly-Clark Corp.	Morgan Stanley	2,401	313,381	317,988	14,767
Procter & Gamble Co. (The)	Morgan Stanley	1,784	229,075	249,403	29,638

		10,117	971,353	1,015,732	72,582

Insurance
Aon PLC, Class A (Ireland)	Morgan Stanley	1,299	281,241	371,215	91,326
Arthur J Gallagher & Co.	Morgan Stanley	1,794	240,959	266,678	26,731
Brown & Brown, Inc.	Morgan Stanley	1,405	79,772	77,907	(1,588)
Marsh & McLennan Cos., Inc.	Morgan Stanley	4,320	475,568	654,178	182,437

		8,818	1,077,540	1,369,978	298,906

Materials
Avery Dennison Corp.	Morgan Stanley	574	122,289	118,939	(3,060)
DuPont de Nemours, Inc.	Morgan Stanley	2,334	177,905	158,689	(18,594)
Eastman Chemical Co.	Morgan Stanley	436	40,340	43,923	5,396
International Paper Co.	Morgan Stanley	1,694	95,132	94,728	1,372
Sherwin-Williams Co. (The)	Morgan Stanley	1,521	358,954	425,469	68,191

		6,559	794,620	841,748	53,305

Media & Entertainment
Activision Blizzard, Inc.	Morgan Stanley	3,223	256,947	249,428	(9,815)
Alphabet, Inc., Class A	Morgan Stanley	336	447,499	898,303	451,196
Charter Communications, Inc., Class A	Morgan Stanley	163	119,220	118,592	(339)
DISH Network Corp., Class A	Morgan Stanley	91	4,024	3,955	184
Electronic Arts, Inc.	Morgan Stanley	96	11,323	13,656	2,637
Facebook, Inc., Class A	Morgan Stanley	245	67,551	83,151	15,872
Fox Corp., Class A	Morgan Stanley	461	16,923	18,491	1,824
Interpublic Group of Cos., Inc. (The)	Morgan Stanley	1,378	48,780	50,531	2,061
Netflix, Inc.	Morgan Stanley	380	185,545	231,929	46,694
Omnicom Group, Inc.	Morgan Stanley	4	292	290	249
Take-Two Interactive Software, Inc.	Morgan Stanley	36	4,653	5,547	1,146
ViacomCBS, Inc., Class B	Morgan Stanley	3,080	126,072	121,691	(3,696)

		9,493	1,288,829	1,795,564	508,013

Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	Morgan Stanley	1,481	169,157	159,755	(9,096)
Biogen, Inc.	Morgan Stanley	951	285,354	269,123	(15,889)
Gilead Sciences, Inc.	Morgan Stanley	2,751	171,188	192,157	24,297
Illumina, Inc.	Morgan Stanley	17	5,753	6,895	1,395
Johnson & Johnson	Morgan Stanley	2,647	442,659	427,490	(12,671)
Merck & Co., Inc.	Morgan Stanley	6,365	482,832	478,075	(4,195)
Organon & Co.	Morgan Stanley	6,483	220,136	212,578	(7,238)

The accompanying notes are an integral part of the financial statements.

34

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
PerkinElmer, Inc.	Morgan Stanley	3,876	$504,427	$671,672	$167,900
Pfizer, Inc.	Morgan Stanley	15,273	549,072	656,892	117,285
Thermo Fisher Scientific, Inc.	Morgan Stanley	314	140,112	179,398	39,809
Waters Corp.	Morgan Stanley	48	14,456	17,150	2,951

		40,206	2,985,146	3,271,185	304,548

Real Estate
Alexandria Real Estate Equities, Inc., REIT	Morgan Stanley	1,656	330,142	316,412	(13,182)
Duke Realty Corp., REIT	Morgan Stanley	3,741	185,494	179,082	(6,591)
Extra Space Storage, Inc., REIT	Morgan Stanley	1,109	184,816	186,301	1,933
Iron Mountain, Inc.	Morgan Stanley	16	711	695	236
Mid-America Apartment Communities, Inc., REIT	Morgan Stanley	352	67,117	65,736	(1,109)
Prologis, Inc., REIT	Morgan Stanley	5	635	627	244
Public Storage, REIT	Morgan Stanley	838	253,802	248,970	(4,506)
Weyerhaeuser Co., REIT	Morgan Stanley	7,570	263,517	269,265	6,740

		15,287	1,286,234	1,267,088	(16,235)

Retailing
Amazon.com, Inc.	Morgan Stanley	263	485,798	863,966	378,573
AutoZone, Inc.	Morgan Stanley	63	81,161	106,973	26,089
Bath & Body Works, Inc.	Morgan Stanley	1,817	65,957	114,526	48,840
Best Buy Co., Inc.	Morgan Stanley	41	2,606	4,334	2,166
eBay, Inc.	Morgan Stanley	3,909	268,253	272,340	6,374
Genuine Parts Co.	Morgan Stanley	823	81,115	99,772	22,308
Home Depot, Inc. (The)	Morgan Stanley	410	125,193	134,587	9,815
LKQ Corp.	Morgan Stanley	1,524	56,942	76,688	20,015
Lowe’s Cos., Inc.	Morgan Stanley	349	67,971	70,798	4,593
O’Reilly Automotive, Inc.	Morgan Stanley	199	98,587	121,601	23,296
Ross Stores, Inc.	Morgan Stanley	704	84,804	76,630	(7,916)
Target Corp.	Morgan Stanley	660	145,098	150,988	6,329

		10,762	1,563,485	2,093,203	540,482

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	Morgan Stanley	1,735	221,203	223,347	2,465
Intel Corp.	Morgan Stanley	5,175	284,528	275,724	(8,113)
Lam Research Corp.	Morgan Stanley	13	7,460	7,399	177

		6,923	513,191	506,470	(5,471)

Software & Services
Accenture PLC, Class A (Ireland)	Morgan Stanley	346	113,244	110,692	(1,852)
Automatic Data Processing, Inc.	Morgan Stanley	1,518	298,193	303,479	6,210
Broadridge Financial Solutions, Inc.	Morgan Stanley	39	6,526	6,499	228
Gartner, Inc.	Morgan Stanley	9	2,768	2,735	219
International Business Machines Corp.	Morgan Stanley	912	119,353	126,704	9,679
Mastercard, Inc., Class A	Morgan Stanley	546	142,539	189,833	48,745
Microsoft Corp.	Morgan Stanley	3,577	586,174	1,008,428	432,435
NortonLifeLock, Inc.	Morgan Stanley	15,051	357,231	380,790	26,098
Oracle Corp.	Morgan Stanley	5,236	353,038	456,213	108,245
Paychex, Inc.	Morgan Stanley	625	67,381	70,281	3,173
PayPal Holdings, Inc.	Morgan Stanley	360	63,344	93,676	30,603

The accompanying notes are an integral part of the financial statements.

35

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Visa, Inc., Class A	Morgan Stanley	455	$81,529	$101,351	$20,812
Western Union Co. (The)	Morgan Stanley	8,889	203,168	179,736	(22,625)

		37,563	2,394,488	3,030,417	661,970

Technology Hardware & Equipment
Apple, Inc.	Morgan Stanley	4,519	359,756	639,438	285,329
Cisco Systems, Inc.	Morgan Stanley	8,105	359,028	441,155	90,114
Corning, Inc.	Morgan Stanley	6,212	265,410	226,676	(37,223)
F5 Networks, Inc.	Morgan Stanley	42	5,142	8,349	3,459
HP, Inc.	Morgan Stanley	11,268	197,726	308,292	119,748
Juniper Networks, Inc.	Morgan Stanley	7,276	154,537	200,236	51,810
Keysight Technologies, Inc.	Morgan Stanley	522	88,585	85,759	(2,547)
NetApp, Inc.	Morgan Stanley	2,497	200,483	224,131	23,962
Seagate Technology Holdings PLC (Ireland)	Morgan Stanley	4,593	402,724	379,014	(23,494)

		45,034	2,033,391	2,513,050	511,158

Telecommunication Services
AT&T, Inc.	Morgan Stanley	11,763	334,403	317,719	(10,915)
Verizon Communications, Inc.	Morgan Stanley	8,316	460,093	449,147	4,143

		20,079	794,496	766,866	(6,772)

Transportation
CSX Corp.	Morgan Stanley	3,162	101,223	94,038	(6,858)
Expeditors International of Washington, Inc.	Morgan Stanley	2,020	221,466	240,643	24,192
Southwest Airlines Co.	Morgan Stanley	393	18,306	20,212	2,163
Union Pacific Corp.	Morgan Stanley	322	64,157	63,115	(770)
United Parcel Service, Inc., Class B	Morgan Stanley	1,902	318,715	346,354	30,716

		7,799	723,867	764,362	49,443

Utilities
Dominion Energy, Inc.	Morgan Stanley	2,507	173,582	183,061	17,328
NRG Energy, Inc.	Morgan Stanley	5,698	247,407	232,649	(14,428)
PPL Corp.	Morgan Stanley	7,165	210,390	199,760	(30,347)
Public Service Enterprise Group, Inc.	Morgan Stanley	1,175	73,904	71,558	(5,171)

		16,545	705,283	687,028	(32,618)

Total Reference Entity — Long			29,209,885	33,051,067	4,231,418

Short
Automobiles & Components
Aptiv PLC (Jersey)	Morgan Stanley	(1,422)	(225,178)	(211,835)	12,981
BorgWarner, Inc.	Morgan Stanley	(5,794)	(279,860)	(250,359)	29,408
Tesla, Inc.	Morgan Stanley	(91)	(67,426)	(70,569)	(3,075)

		(7,307)	(572,464)	(532,763)	39,314

Banks
Citizens Financial Group, Inc.	Morgan Stanley	(2,984)	(131,011)	(140,188)	(9,283)
Comerica, Inc.	Morgan Stanley	(1,741)	(126,262)	(140,151)	(15,572)
Huntington Bancshares, Inc.	Morgan Stanley	(13,933)	(199,278)	(215,404)	(16,497)
KeyCorp.	Morgan Stanley	(3,481)	(70,887)	(75,259)	(4,314)
M&T Bank Corp.	Morgan Stanley	(1,798)	(266,975)	(268,513)	(6,089)
People’s United Financial, Inc.	Morgan Stanley	(6,109)	(107,116)	(106,724)	3

The accompanying notes are an integral part of the financial statements.

36

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Banks — (continued)
Regions Financial Corp.	Morgan Stanley	(369)	$(7,698)	$(7,863)	$65
Truist Financial Corp.	Morgan Stanley	(3,081)	(174,268)	(180,701)	(6,656)
Zions Bancorp NA	Morgan Stanley	(1,510)	(82,607)	(93,454)	(11,420)

		(35,006)	(1,166,102)	(1,228,257)	(69,763)

Capital Goods
Boeing Co. (The)	Morgan Stanley	(2,306)	(692,297)	(507,182)	179,921
Fastenal Co.	Morgan Stanley	(974)	(54,091)	(50,268)	4,119
Generac Holdings, Inc.	Morgan Stanley	(465)	(197,873)	(190,032)	7,554
IDEX Corp.	Morgan Stanley	(89)	(19,328)	(18,419)	1,108
PACCAR, Inc.	Morgan Stanley	(652)	(56,191)	(51,456)	4,826
Raytheon Technologies Corp.	Morgan Stanley	(1,837)	(157,279)	(157,909)	(806)
TransDigm Group, Inc.	Morgan Stanley	(485)	(308,976)	(302,916)	5,440
United Rentals, Inc.	Morgan Stanley	(566)	(189,821)	(198,626)	(9,274)
Xylem, Inc.	Morgan Stanley	(32)	(4,102)	(3,958)	384

		(7,406)	(1,679,958)	(1,480,766)	193,272

Commercial & Professional Services
Cintas Corp.	Morgan Stanley	(763)	(297,172)	(290,444)	3,663
Copart, Inc.	Morgan Stanley	(854)	(123,070)	(118,467)	4,519
IHS Markit Ltd. (Bermuda)	Morgan Stanley	(67)	(8,239)	(7,814)	703
Rollins, Inc.	Morgan Stanley	(8,593)	(313,197)	(303,591)	8,822
Verisk Analytics, Inc.	Morgan Stanley	(595)	(115,972)	(119,161)	(3,270)

		(10,872)	(857,650)	(839,477)	14,437

Consumer Durables & Apparel
DR Horton, Inc.	Morgan Stanley	(1,284)	(118,730)	(107,817)	10,816
Leggett & Platt, Inc.	Morgan Stanley	(3,168)	(152,395)	(142,053)	10,178
NVR, Inc.	Morgan Stanley	(17)	(83,197)	(81,499)	1,722
PulteGroup, Inc.	Morgan Stanley	(3,103)	(174,557)	(142,490)	31,538

		(7,572)	(528,879)	(473,859)	54,254

Consumer Services
Caesars Entertainment, Inc.	Morgan Stanley	(400)	(41,233)	(44,912)	(3,909)
Chipotle Mexican Grill, Inc.	Morgan Stanley	(142)	(235,237)	(258,088)	(23,578)
Darden Restaurants, Inc.	Morgan Stanley	(1,336)	(193,787)	(202,364)	(9,331)
MGM Resorts International	Morgan Stanley	(3,489)	(139,200)	(150,550)	(11,752)
Wynn Resorts Ltd.	Morgan Stanley	(1,930)	(193,134)	(163,568)	29,292

		(7,297)	(802,591)	(819,482)	(19,278)

Diversified Financials
MarketAxess Holdings, Inc.	Morgan Stanley	(633)	(327,265)	(266,297)	59,816
MSCI, Inc.	Morgan Stanley	(117)	(51,811)	(71,176)	(21,112)
Northern Trust Corp.	Morgan Stanley	(593)	(68,786)	(63,931)	4,946
State Street Corp.	Morgan Stanley	(3,470)	(302,762)	(293,978)	6,712
Synchrony Financial	Morgan Stanley	(1,031)	(49,452)	(50,395)	(1,097)

		(5,844)	(800,076)	(745,777)	49,265

Energy
Diamondback Energy, Inc.	Morgan Stanley	(60)	(5,698)	(5,680)	(915)
Phillips 66	Morgan Stanley	(980)	(67,764)	(68,629)	(268)

		(1,040)	(73,462)	(74,309)	(1,183)

The accompanying notes are an integral part of the financial statements.

37

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco
Brown-Forman Corp., Class B	Morgan Stanley	(1,730)	$(124,176)	$(115,927)	$8,181
Hormel Foods Corp.	Morgan Stanley	(3,964)	(169,049)	(162,524)	6,315
Lamb Weston Holdings, Inc.	Morgan Stanley	(3,145)	(249,724)	(193,009)	55,711
McCormick & Co, Inc., non-voting shares	Morgan Stanley	(1,537)	(133,210)	(124,543)	8,585

		(10,376)	(676,159)	(596,003)	78,792

Health Care Equipment & Services
ABIOMED, Inc.	Morgan Stanley	(1,111)	(348,211)	(361,653)	(14,138)
Align Technology, Inc.	Morgan Stanley	(281)	(177,594)	(186,986)	(9,624)
Cooper Cos., Inc. (The)	Morgan Stanley	(78)	(32,551)	(32,238)	(93)
DENTSPLY SIRONA, Inc.	Morgan Stanley	(1,922)	(128,549)	(111,572)	16,487
Dexcom, Inc.	Morgan Stanley	(847)	(362,067)	(463,190)	(101,858)
Edwards Lifesciences Corp.	Morgan Stanley	(583)	(58,750)	(66,001)	(7,161)
Henry Schein, Inc.	Morgan Stanley	(937)	(75,886)	(71,362)	4,559
IDEXX Laboratories, Inc.	Morgan Stanley	(403)	(233,639)	(250,626)	(17,372)
Intuitive Surgical, Inc.	Morgan Stanley	(166)	(161,348)	(165,029)	(3,999)
ResMed, Inc.	Morgan Stanley	(75)	(20,617)	(19,766)	984
STERIS PLC (Ireland)	Morgan Stanley	(1,144)	(245,636)	(233,696)	11,522
Teleflex, Inc.	Morgan Stanley	(718)	(281,447)	(270,363)	9,677
West Pharmaceutical Services, Inc.	Morgan Stanley	(200)	(70,328)	(84,908)	(14,961)
Zimmer Biomet Holdings, Inc.	Morgan Stanley	(1,340)	(216,442)	(196,122)	19,329

		(9,805)	(2,413,065)	(2,513,512)	(106,648)

Household & Personal Products
Church & Dwight Co., Inc.	Morgan Stanley	(105)	(8,747)	(8,670)	304
Clorox Co. (The)	Morgan Stanley	(254)	(42,680)	(42,065)	8,680

		(359)	(51,427)	(50,735)	8,984

Insurance
Lincoln National Corp.	Morgan Stanley	(1,718)	(110,745)	(118,113)	(8,161)
Principal Financial Group, Inc.	Morgan Stanley	(551)	(36,363)	(35,484)	880

		(2,269)	(147,108)	(153,597)	(7,281)

Materials
Air Products and Chemicals, Inc.	Morgan Stanley	(1,345)	(390,832)	(344,468)	42,130
Albemarle Corp.	Morgan Stanley	(2,291)	(419,706)	(501,660)	(84,546)
Ball Corp.	Morgan Stanley	(4,376)	(396,654)	(393,709)	1,075
Corteva, Inc.	Morgan Stanley	(4,475)	(199,951)	(188,308)	11,350
Ecolab, Inc.	Morgan Stanley	(1,479)	(330,255)	(308,549)	20,695
FMC Corp.	Morgan Stanley	(1,857)	(212,129)	(170,027)	41,112
International Flavors & Fragrances, Inc.	Morgan Stanley	(2,132)	(304,984)	(285,091)	16,691
Martin Marietta Materials, Inc.	Morgan Stanley	(1,313)	(475,981)	(448,626)	26,290
PPG Industries, Inc.	Morgan Stanley	(523)	(79,979)	(74,794)	5,622
Vulcan Materials Co.	Morgan Stanley	(1,749)	(313,018)	(295,861)	16,556

		(21,540)	(3,123,489)	(3,011,093)	96,975

Media & Entertainment
Live Nation Entertainment, Inc.	Morgan Stanley	(286)	(25,714)	(26,063)	(168)
Match Group, Inc.	Morgan Stanley	(2,742)	(419,536)	(430,467)	(11,821)

		(3,028)	(445,250)	(456,530)	(11,989)

The accompanying notes are an integral part of the financial statements.

38

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences
Amgen, Inc.	Morgan Stanley	(582)	$(134,092)	$(123,762)	$10,215
Bio-Rad Laboratories, Inc., Class A	Morgan Stanley	(167)	(116,194)	(124,574)	(8,445)
Bio-Techne Corp.	Morgan Stanley	(221)	(111,977)	(107,090)	4,833
Catalent, Inc.	Morgan Stanley	(3,019)	(324,051)	(401,738)	(78,318)
IQVIA Holdings, Inc.	Morgan Stanley	(73)	(17,827)	(17,486)	543
Moderna, Inc.	Morgan Stanley	(1,066)	(443,004)	(410,261)	31,788
Vertex Pharmaceuticals, Inc.	Morgan Stanley	(306)	(88,756)	(55,505)	33,261
Viatris, Inc.	Morgan Stanley	(22,339)	(322,602)	(302,693)	15,168
Zoetis, Inc.	Morgan Stanley	(191)	(38,023)	(37,081)	1,090

		(27,964)	(1,596,526)	(1,580,190)	10,135

Real Estate
Boston Properties, Inc., REIT	Morgan Stanley	(676)	(77,815)	(73,245)	4,292
Equinix, Inc., REIT	Morgan Stanley	(538)	(422,004)	(425,090)	(8,154)
Host Hotels & Resorts, Inc., REIT	Morgan Stanley	(7,905)	(140,199)	(129,089)	11,059
Ventas, Inc., REIT	Morgan Stanley	(4,797)	(275,872)	(264,842)	9,317
Vornado Realty Trust, REIT	Morgan Stanley	(3,342)	(158,008)	(140,397)	14,998
Welltower, Inc., REIT	Morgan Stanley	(2,136)	(185,470)	(176,006)	9,282

		(19,394)	(1,259,368)	(1,208,669)	40,794

Retailing
CarMax, Inc.	Morgan Stanley	(2,740)	(360,918)	(350,610)	9,577
Dollar General Corp.	Morgan Stanley	(513)	(112,721)	(108,828)	3,802
Dollar Tree, Inc.	Morgan Stanley	(257)	(24,531)	(24,600)	115
Etsy, Inc.	Morgan Stanley	(1,942)	(389,037)	(403,858)	(15,629)
Gap, Inc. (The)	Morgan Stanley	(2,251)	(78,759)	(51,098)	27,698
Pool Corp.	Morgan Stanley	(470)	(196,932)	(204,173)	(8,019)
Tractor Supply Co.	Morgan Stanley	(831)	(163,882)	(168,369)	(4,629)
Ulta Beauty, Inc.	Morgan Stanley	(27)	(10,510)	(9,745)	1,272

		(9,031)	(1,337,290)	(1,321,281)	14,187

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	Morgan Stanley	(2,847)	(273,146)	(292,956)	(20,303)
Broadcom, Inc.	Morgan Stanley	(351)	(171,037)	(170,210)	555
Enphase Energy, Inc.	Morgan Stanley	(3,916)	(828,053)	(587,283)	238,768
Microchip Technology, Inc.	Morgan Stanley	(2,203)	(353,086)	(338,138)	13,190
Monolithic Power Systems, Inc.	Morgan Stanley	(774)	(303,513)	(375,142)	(74,417)
NVIDIA Corp.	Morgan Stanley	(1,448)	(289,608)	(299,968)	(10,979)
NXP Semiconductors N.V. (Netherlands)	Morgan Stanley	(2)	(396)	(392)	255
Skyworks Solutions, Inc.	Morgan Stanley	(244)	(46,461)	(40,206)	6,624
Teradyne, Inc.	Morgan Stanley	(2,740)	(353,615)	(299,126)	53,691
Xilinx, Inc.	Morgan Stanley	(2,545)	(367,672)	(384,270)	(17,347)

		(17,070)	(2,986,587)	(2,787,691)	190,037

Software & Services
Akamai Technologies, Inc.	Morgan Stanley	(3,622)	(407,470)	(378,825)	27,841
Ceridian HCM Holding, Inc.	Morgan Stanley	(2,351)	(259,516)	(264,770)	(5,709)
Citrix Systems, Inc.	Morgan Stanley	(4,012)	(470,133)	(430,768)	37,280
Fidelity National Information Services, Inc.	Morgan Stanley	(2,045)	(306,008)	(248,836)	55,267
FleetCor Technologies, Inc.	Morgan Stanley	(292)	(82,155)	(76,291)	5,892
Fortinet, Inc.	Morgan Stanley	(84)	(25,730)	(24,531)	1,379

The accompanying notes are an integral part of the financial statements.

39

GOTHAM DEFENSIVE LONG 500 FUND

Portfolio of Investments (Concluded)

September 30, 2021

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts Long/(Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Global Payments, Inc.	Morgan Stanley	(1,828)	$(370,373)	$(288,056)	$80,272
Jack Henry & Associates, Inc.	Morgan Stanley	(1,819)	(309,479)	(298,425)	9,331
Paycom Software, Inc.	Morgan Stanley	(909)	(317,354)	(450,637)	(133,896)
PTC, Inc.	Morgan Stanley	(2,508)	(347,743)	(300,433)	46,853
Tyler Technologies, Inc.	Morgan Stanley	(594)	(254,968)	(272,438)	(17,913)
VeriSign, Inc.	Morgan Stanley	(778)	(173,598)	(159,498)	13,910

		(20,842)	(3,324,527)	(3,193,508)	120,507

Technology Hardware & Equipment
IPG Photonics Corp.	Morgan Stanley	(1,674)	(349,395)	(265,162)	83,533
Teledyne Technologies, Inc.	Morgan Stanley	(884)	(399,644)	(379,749)	18,970
Trimble, Inc.	Morgan Stanley	(833)	(69,670)	(68,514)	1,161
Western Digital Corp.	Morgan Stanley	(3)	(231)	(169)	(3,824)

		(3,394)	(818,940)	(713,594)	99,840

Transportation
CH Robinson Worldwide, Inc.	Morgan Stanley	(3,623)	(331,328)	(315,201)	15,476

Utilities
AES Corp. (The)	Morgan Stanley	(12,135)	(286,859)	(277,042)	9,287
Alliant Energy Corp.	Morgan Stanley	(5,116)	(289,181)	(286,394)	591
Ameren Corp.	Morgan Stanley	(3,887)	(320,634)	(314,847)	(3,384)
American Electric Power Co., Inc.	Morgan Stanley	(4,112)	(360,701)	(333,812)	18,575
American Water Works Co., Inc.	Morgan Stanley	(1,838)	(294,272)	(310,696)	(18,043)
Atmos Energy Corp.	Morgan Stanley	(3,972)	(400,989)	(350,330)	40,641
CenterPoint Energy, Inc.	Morgan Stanley	(19,225)	(474,486)	(472,935)	(10,470)
CMS Energy Corp.	Morgan Stanley	(4,738)	(300,112)	(283,001)	13,269
Consolidated Edison, Inc.	Morgan Stanley	(3,692)	(285,334)	(268,002)	10,942
DTE Energy Co.	Morgan Stanley	(1,131)	(127,250)	(126,344)	(8,784)
Duke Energy Corp.	Morgan Stanley	(1,586)	(163,478)	(154,778)	8,507
Edison International	Morgan Stanley	(7,846)	(515,407)	(435,218)	56,447
Entergy Corp.	Morgan Stanley	(3,531)	(394,263)	(350,664)	27,331
Evergy, Inc.	Morgan Stanley	(4,216)	(270,599)	(262,235)	3,482
Eversource Energy	Morgan Stanley	(5,796)	(512,453)	(473,881)	25,273
FirstEnergy Corp.	Morgan Stanley	(8,539)	(349,876)	(304,159)	31,109
NextEra Energy, Inc.	Morgan Stanley	(7,302)	(575,801)	(573,353)	(1,407)
NiSource, Inc.	Morgan Stanley	(21,456)	(550,963)	(519,879)	29,835
Pinnacle West Capital Corp.	Morgan Stanley	(6,519)	(543,014)	(471,715)	56,704
Sempra Energy	Morgan Stanley	(3,403)	(446,520)	(430,480)	7,449
Southern Co. (The)	Morgan Stanley	(1,920)	(123,759)	(118,982)	4,684
WEC Energy Group, Inc.	Morgan Stanley	(3,399)	(328,798)	(299,792)	21,995
Xcel Energy, Inc.	Morgan Stanley	(5,020)	(347,325)	(313,750)	25,649

		(140,379)	(8,262,074)	(7,732,289)	349,682

Total Reference Entity — Short			(33,254,320)	(31,828,583)	1,159,809

Net Value of Reference Entity			$(4,044,435)	$1,222,484	$5,391,227

*	Includes $124,308 related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

40

GOTHAM TOTAL RETURN FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES(a) — 99.7%
Gotham Defensive Long 500 Fund	208,944	$2,689,109
Gotham Enhanced 500 ETF*	232,600	5,382,364
Gotham Enhanced S&P 500 Index Fund	250,744	4,029,451
Gotham Hedged Core Fund	314,987	4,057,027
Gotham Hedged Plus Fund	237,234	2,706,841
Gotham Large Value Fund	318,647	5,324,591
Gotham Neutral Fund*	286,629	2,671,386

TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES (Cost $24,713,908)		26,860,769

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		86,243

NET ASSETS - 100.0%		$26,947,012

(a)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds are publicly available on the Securities and Exchange Commission’s website.
*	Non-income producing.

ETF  Exchange-Traded Fund

The accompanying notes are an integral part of the financial statements.

41

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
LONG POSITIONS — 139.9%
COMMON STOCKS — 139.9%
Automobiles & Components — 2.2%
Ford Motor Co.†*	2,400	$33,984
General Motors Co.†*	837	44,118

		78,102

Banks — 0.7%
Citizens Financial Group, Inc.	1	47
First Republic Bank	21	4,051
JPMorgan Chase & Co.†	39	6,384
SVB Financial Group*	13	8,410
US Bancorp†	1	59
Wells Fargo & Co.	130	6,033

		24,984

Capital Goods — 12.0%
3M Co.†	316	55,433
A.O. Smith Corp.	64	3,909
AMETEK, Inc.†	3	372
Carrier Global Corp.	165	8,540
Caterpillar, Inc.†	100	19,197
Cummins, Inc.†	29	6,512
Deere & Co.†	41	13,738
Dover Corp.†	68	10,574
Eaton Corp. PLC (Ireland)†	81	12,094
Emerson Electric Co.†	341	32,122
Fastenal Co.	5	258
Fortive Corp.†	32	2,258
General Dynamics Corp.†	110	21,563
General Electric Co.†	415	42,758
Honeywell International, Inc.†	9	1,911
Howmet Aerospace, Inc.	154	4,805
Huntington Ingalls Industries, Inc.	5	965
Illinois Tool Works, Inc.†	11	2,273
Ingersoll Rand, Inc.*	127	6,402
Johnson Controls International PLC
(Ireland)†	462	31,453
L3Harris Technologies, Inc.†	3	661
Lockheed Martin Corp.†	140	48,314
Northrop Grumman Corp.†	33	11,885
Otis Worldwide Corp.	11	905
Parker-Hannifin Corp.†	80	22,370
Pentair PLC (Ireland)	70	5,084
Rockwell Automation, Inc.	1	294
Roper Technologies, Inc.	10	4,461
Snap-on, Inc.	35	7,313
Stanley Black & Decker, Inc.†	76	13,324
Textron, Inc.	67	4,677

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Trane Technologies PLC (Ireland)†	125	$21,581
Westinghouse Air Brake Technologies Corp.†	1	86
WW Grainger, Inc.†	19	7,468

		425,560

Commercial & Professional Services — 0.5%
Jacobs Engineering Group, Inc.	52	6,892
Nielsen Holdings PLC (United Kingdom)	217	4,164
Republic Services, Inc.†	3	360
Robert Half International, Inc.	49	4,916

		16,332

Consumer Durables & Apparel — 1.5%
Garmin Ltd. (Switzerland)†	81	12,592
Hanesbrands, Inc.	190	3,261
Hasbro, Inc.	6	535
Leggett & Platt, Inc.	35	1,569
Lennar Corp., Class A	28	2,623
Mohawk Industries, Inc.*	44	7,806
Newell Brands, Inc.	141	3,122
PVH Corp.*	24	2,467
Ralph Lauren Corp.	43	4,775
Tapestry, Inc.	169	6,256
Under Armour, Inc., Class C*	104	1,822
VF Corp.	4	268
Whirlpool Corp.†	38	7,747

		54,843

Consumer Services — 1.1%
Caesars Entertainment, Inc.*	2	225
Las Vegas Sands Corp.*	7	256
McDonald’s Corp.†	49	11,814
Penn National Gaming, Inc.*	89	6,449
Yum! Brands, Inc.†	169	20,670

		39,414

Diversified Financials — 7.3%
American Express Co.	34	5,696
Ameriprise Financial, Inc.	26	6,867
Berkshire Hathaway, Inc., Class B†* .	209	57,045
BlackRock, Inc.†	89	74,641
Capital One Financial Corp.†	59	9,556
Charles Schwab Corp. (The)†	131	9,542
Discover Financial Services†	67	8,231
Franklin Resources, Inc.	302	8,975
Goldman Sachs Group, Inc. (The)†	34	12,853

The accompanying notes are an integral part of the financial statements.

42

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Diversified Financials — (Continued)
Invesco Ltd. (Bermuda)	299	$7,209
Morgan Stanley†	233	22,673
Nasdaq, Inc.†	20	3,860
Raymond James Financial, Inc.	46	4,245
T Rowe Price Group, Inc.†	138	27,145

		258,538

Energy — 5.8%
APA Corp.	218	4,672
Baker Hughes Co.	344	8,507
Chevron Corp.†	29	2,942
EOG Resources, Inc.†	337	27,051
Exxon Mobil Corp.†	1,165	68,525
Halliburton Co.†	204	4,411
Hess Corp.†	178	13,904
Kinder Morgan, Inc.†	796	13,317
Marathon Oil Corp.	455	6,220
Marathon Petroleum Corp.†	368	22,746
Occidental Petroleum Corp.†	564	16,683
ONEOK, Inc.†	257	14,903
Schlumberger NV†	17	504
Williams Cos., Inc. (The)†	80	2,075

		206,460

Food & Staples Retailing — 2.5%
Walgreens Boots Alliance, Inc.†	9	423
Walmart, Inc.†	626	87,252

		87,675

Food, Beverage & Tobacco — 8.9%
Altria Group, Inc.†	1,161	52,849
Archer-Daniels-Midland Co.†	338	20,283
Coca-Cola Co. (The)†	808	42,396
Conagra Brands, Inc.	6	203
Constellation Brands, Inc., Class A† .	109	22,965
General Mills, Inc.†	19	1,137
Hershey Co. (The)†	118	19,972
JM Smucker Co. (The)	1	120
Kellogg Co.†	4	256
Kraft Heinz Co. (The)†	760	27,983
Molson Coors Beverage Co., Class B	126	5,844
Mondelez International, Inc., Class A†	448	26,065
PepsiCo, Inc.	12	1,805
Philip Morris International, Inc.†	841	79,718
Tyson Foods, Inc., Class A†	209	16,498

		318,094

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — 8.3%
Anthem, Inc.†	57	$21,250
Cigna Corp.†	196	39,231
CVS Health Corp.†	755	64,069
Danaher Corp.†	65	19,789
DaVita, Inc.†*	13	1,511
HCA Healthcare, Inc.†	204	49,515
Hologic, Inc.†*	78	5,757
Laboratory Corp. of America Holdings†*	59	16,605
McKesson Corp.†	89	17,745
Medtronic PLC (Ireland)†	16	2,006
Quest Diagnostics, Inc.†	71	10,317
UnitedHealth Group, Inc.†	117	45,716

		293,511

Household & Personal Products — 0.9%
Colgate-Palmolive Co.†	178	13,453
Procter & Gamble Co. (The)†	137	19,153

		32,606

Insurance — 2.8%
Aflac, Inc.	28	1,460
Allstate Corp. (The)	2	255
American International Group, Inc.	7	384
Aon PLC, Class A (Ireland)†	97	27,720
Arthur J Gallagher & Co.†	88	13,081
Brown & Brown, Inc.	162	8,983
Lincoln National Corp.	24	1,650
Loews Corp.	2	108
Marsh & McLennan Cos., Inc.†	295	44,672
MetLife, Inc.	7	432
Prudential Financial, Inc.†	3	315

		99,060

Materials — 5.3%
Avery Dennison Corp.†	49	10,153
CF Industries Holdings, Inc.	54	3,014
Dow, Inc.†	445	25,614
DuPont de Nemours, Inc.†	320	21,757
Eastman Chemical Co.†	59	5,944
Freeport-McMoRan, Inc.†	885	28,789
International Paper Co.†	253	14,148
Linde PLC (Ireland)†	4	1,174
LyondellBasell Industries NV, Class A (Netherlands)†	191	17,925
Mosaic Co. (The)	235	8,394
Newmont Corp.	9	489
Nucor Corp.†	170	16,743

The accompanying notes are an integral part of the financial statements.

43

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Packaging Corp. of America	10	$1,375
PPG Industries, Inc.†	34	4,862
Sherwin-Williams Co. (The)†	76	21,260
Westrock Co.	145	7,225

		188,866

Media & Entertainment — 11.3%
Activision Blizzard, Inc.	71	5,495
Alphabet, Inc., Class A†*	73	195,167
Charter Communications, Inc., Class A*	17	12,369
Comcast Corp., Class A	68	3,803
Discovery, Inc., Class A*	36	914
DISH Network Corp., Class A†*	304	13,212
Electronic Arts, Inc.	26	3,698
Facebook, Inc., Class A†*	309	104,871
Fox Corp., Class A†	221	8,864
Interpublic Group of Cos., Inc. (The).	238	8,727
Netflix, Inc.†*	40	24,414
Omnicom Group, Inc.†	131	9,492
Take-Two Interactive Software, Inc.*	11	1,695
Twitter, Inc.*	72	4,348
ViacomCBS, Inc., Class B	137	5,413

		402,482

Pharmaceuticals, Biotechnology & Life Sciences — 10.8%
AbbVie, Inc.†	869	93,739
Agilent Technologies, Inc.	2	315
Biogen, Inc.†*	3	849
Gilead Sciences, Inc.†	723	50,501
Illumina, Inc.*	14	5,678
Incyte Corp.*	20	1,376
Johnson & Johnson†	502	81,073
Merck & Co., Inc.†	544	40,860
Organon & Co.†	145	4,755
PerkinElmer, Inc.	34	5,892
Pfizer, Inc.†	2,019	86,837
Regeneron Pharmaceuticals, Inc.†*	11	6,657
Vertex Pharmaceuticals, Inc.†*	30	5,442
Waters Corp.*	1	357

		384,331

Real Estate — 1.6%
Alexandria Real Estate Equities, Inc., REIT	33	6,305
American Tower Corp., REIT†	41	10,882
AvalonBay Communities, Inc., REIT	1	222
CBRE Group, Inc., Class A†*	90	8,762

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (Continued)
Crown Castle International Corp., REIT	39	$6,759
Duke Realty Corp., REIT	3	144
Equity Residential, REIT	3	243
Extra Space Storage, Inc., REIT	1	168
Kimco Realty Corp., REIT	4	83
Mid-America Apartment Communities, Inc., REIT	1	187
Regency Centers Corp., REIT	1	67
SBA Communications Corp., REIT	10	3,306
Simon Property Group, Inc., REIT	4	520
UDR, Inc., REIT	2	106
Weyerhaeuser Co., REIT†	486	17,287

		55,041

Retailing — 14.1%
Advance Auto Parts, Inc.	36	7,520
Amazon.com, Inc.†*	55	180,677
AutoZone, Inc.†*	12	20,376
Bath & Body Works, Inc.†	172	10,841
Best Buy Co., Inc.†	75	7,928
eBay, Inc.	146	10,172
Gap, Inc. (The)	215	4,881
Genuine Parts Co.†	90	10,911
Home Depot, Inc. (The)†	250	82,065
LKQ Corp.†*	192	9,662
Lowe’s Cos., Inc.†	256	51,932
O’Reilly Automotive, Inc.†*	38	23,220
Ross Stores, Inc.	78	8,490
Target Corp.†	290	66,343
Tractor Supply Co.†	10	2,026
Ulta Beauty, Inc.†*	13	4,692

		501,736

Semiconductors & Semiconductor Equipment — 6.0%
Analog Devices, Inc.	4	670
Applied Materials, Inc.†	515	66,296
Intel Corp.†	1,329	70,809
KLA Corp.†	30	10,035
Lam Research Corp.†	51	29,027
Micron Technology, Inc.†	306	21,720
NXP Semiconductors NV (Netherlands)†	6	1,175
Qorvo, Inc.*	26	4,347
QUALCOMM, Inc.†	44	5,675
Skyworks Solutions, Inc.	2	330

The accompanying notes are an integral part of the financial statements.

44

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Teradyne, Inc.	2	$218
Texas Instruments, Inc.	9	1,730

		212,032

Software & Services — 16.7%
Accenture PLC, Class A (Ireland)†	56	17,916
Adobe, Inc.†*	43	24,756
ANSYS, Inc.*	8	2,724
Autodesk, Inc.*	20	5,703
Automatic Data Processing, Inc.†	205	40,984
Broadridge Financial Solutions, Inc.	2	333
Cadence Design Systems, Inc.*	25	3,786
Cognizant Technology Solutions Corp., Class A	47	3,488
DXC Technology Co.*	150	5,041
Fiserv, Inc.*	6	651
Gartner, Inc.†*	35	10,636
International Business Machines Corp.†	315	43,763
Mastercard, Inc., Class A†	89	30,943
Microsoft Corp.†	818	230,611
NortonLifeLock, Inc.	6	152
Oracle Corp.†	527	45,917
Paychex, Inc.†	83	9,333
PayPal Holdings, Inc.†*	117	30,445
salesforce.com, Inc.†*	88	23,867
ServiceNow, Inc.†*	18	11,201
Synopsys, Inc.*	14	4,192
Visa, Inc., Class A†	194	43,213
Western Union Co. (The)†	240	4,853

		594,508

Technology Hardware & Equipment — 11.3%
Apple, Inc.†	1,495	211,542
CDW Corp.	13	2,366
Cisco Systems, Inc.†	1,873	101,947
Corning, Inc.†	484	17,661
Hewlett Packard Enterprise Co.	286	4,076
HP, Inc.†	767	20,985
Juniper Networks, Inc.	111	3,055
Keysight Technologies, Inc.*	2	329
Motorola Solutions, Inc.	1	232
NetApp, Inc.†	131	11,759
Seagate Technology Holdings PLC (Ireland)†	140	11,553
TE Connectivity Ltd. (Switzerland)†	72	9,880

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Western Digital Corp.*	3	$169
Zebra Technologies Corp., Class A*	12	6,185

		401,739

Telecommunication Services — 3.4%
AT&T, Inc.†	2,310	62,393
Verizon Communications, Inc.†	1,110	59,951

		122,344

Transportation — 4.1%
CSX Corp.†	1,284	38,186
Expeditors International of Washington, Inc.†	53	6,314
Kansas City Southern†	1	271
Norfolk Southern Corp.†	67	16,030
Union Pacific Corp.†	167	32,734
United Parcel Service, Inc., Class B†	295	53,719

		147,254

Utilities — 0.8%
AES Corp. (The)	1	23
Dominion Energy, Inc.†	133	9,711
NRG Energy, Inc.	142	5,798
PPL Corp.†	444	12,379

		27,911

TOTAL COMMON STOCKS (Cost $4,034,623)		4,973,423

TOTAL LONG POSITIONS - 139.9% (Cost $4,034,623)		4,973,423

SHORT POSITIONS — (41.3)%
COMMON STOCKS — (41.3)%
Automobiles & Components — (0.3)%
Aptiv PLC (Jersey)*	(54)	(8,044)
BorgWarner, Inc.	(48)	(2,074)

		(10,118)

Banks — (1.4)%
Bank of America Corp.	(109)	(4,627)
Citigroup, Inc.	(90)	(6,316)
Comerica, Inc.	(29)	(2,334)
Huntington Bancshares, Inc.	(300)	(4,638)
KeyCorp.	(195)	(4,216)
M&T Bank Corp.	(28)	(4,182)
People’s United Financial, Inc.	(91)	(1,590)

The accompanying notes are an integral part of the financial statements.

45

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Banks — (Continued)
PNC Financial Services Group, Inc. (The)	(3)	$(587)
Regions Financial Corp.	(68)	(1,449)
Truist Financial Corp.	(274)	(16,070)
Zions Bancorp NA	(35)	(2,166)

		(48,175)

Capital Goods — (2.3)%
Boeing Co. (The)*	(119)	(26,173)
Fortune Brands Home & Security, Inc.	(26)	(2,325)
Generac Holdings, Inc.*	(12)	(4,904)
IDEX Corp.	(17)	(3,518)
Masco Corp.	(49)	(2,722)
PACCAR, Inc.	(72)	(5,682)
Quanta Services, Inc.	(11)	(1,252)
Raytheon Technologies Corp.	(274)	(23,553)
TransDigm Group, Inc.*	(12)	(7,495)
United Rentals, Inc.*	(4)	(1,404)
Xylem, Inc.	(37)	(4,576)

		(83,604)

Commercial & Professional Services — (1.4)%
Cintas Corp.	(21)	(7,994)
Copart, Inc.*	(54)	(7,491)
Equifax, Inc.	(22)	(5,575)
IHS Markit Ltd. (Bermuda)	(85)	(9,913)
Leidos Holdings, Inc.	(28)	(2,692)
Rollins, Inc.	(123)	(4,346)
Verisk Analytics, Inc.	(35)	(7,009)
Waste Management, Inc.	(31)	(4,630)

		(49,650)

Consumer Durables & Apparel — (1.1)%
DR Horton, Inc.	(76)	(6,382)
NIKE, Inc., Class B	(184)	(26,722)
NVR, Inc.*	(1)	(4,794)
PulteGroup, Inc.	(53)	(2,434)

		(40,332)

Consumer Services — (2.3)%
Booking Holdings, Inc.*	(8)	(18,991)
Carnival Corp. (Panama)*	(238)	(5,952)
Chipotle Mexican Grill, Inc.*	(7)	(12,723)
Darden Restaurants, Inc.	(27)	(4,090)
Domino’s Pizza, Inc.	(9)	(4,293)
Expedia Group, Inc.*	(31)	(5,081)
Hilton Worldwide Holdings, Inc.*	(60)	(7,926)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Marriott International, Inc., Class A*	(68)	$(10,070)
MGM Resorts International	(104)	(4,488)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(78)	(2,083)
Royal Caribbean Cruises Ltd. (Liberia)*	(53)	(4,714)
Starbucks Corp.	(6)	(662)
Wynn Resorts Ltd.*	(27)	(2,288)

		(83,361)

Diversified Financials — (2.1)%
Bank of New York Mellon Corp. (The)	(185)	(9,590)
Cboe Global Markets, Inc.	(22)	(2,725)
CME Group, Inc.	(73)	(14,117)
Intercontinental Exchange, Inc.	(114)	(13,090)
MarketAxess Holdings, Inc.	(9)	(3,786)
Moody’s Corp.	(3)	(1,065)
MSCI, Inc.	(18)	(10,950)
Northern Trust Corp.	(46)	(4,959)
S&P Global, Inc.	(15)	(6,373)
State Street Corp.	(77)	(6,524)
Synchrony Financial	(21)	(1,027)

		(74,206)

Energy — (1.2)%
ConocoPhillips	(285)	(19,314)
Coterra Energy, Inc.	(89)	(1,937)
Devon Energy Corp.	(142)	(5,042)
Diamondback Energy, Inc.	(38)	(3,598)
Phillips 66	(89)	(6,233)
Pioneer Natural Resources Co.	(49)	(8,159)

		(44,283)

Food & Staples Retailing — (0.8)%
Costco Wholesale Corp.	(39)	(17,525)
Kroger Co. (The)	(71)	(2,870)
Sysco Corp.	(106)	(8,321)

		(28,716)

Food, Beverage & Tobacco — (0.9)%
Brown-Forman Corp., Class B	(108)	(7,237)
Campbell Soup Co.	(61)	(2,550)
Hormel Foods Corp.	(114)	(4,674)
Lamb Weston Holdings, Inc.	(30)	(1,841)

The accompanying notes are an integral part of the financial statements.

46

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
McCormick & Co., Inc., non-voting shares	(57)	$(4,619)
Monster Beverage Corp.*	(107)	(9,505)

		(30,426)

Health Care Equipment & Services — (4.9)%
ABIOMED, Inc.*	(11)	(3,581)
Align Technology, Inc.*	(13)	(8,650)
AmerisourceBergen Corp.	(42)	(5,017)
Baxter International, Inc.	(107)	(8,606)
Becton Dickinson and Co.	(51)	(12,537)
Boston Scientific Corp.*	(286)	(12,409)
Centene Corp.*	(7)	(436)
Cerner Corp.	(37)	(2,609)
Cooper Cos., Inc. (The)	(13)	(5,373)
DENTSPLY SIRONA, Inc.	(46)	(2,670)
Dexcom, Inc.*	(20)	(10,937)
Edwards Lifesciences Corp.*	(141)	(15,963)
Henry Schein, Inc.*	(30)	(2,285)
Humana, Inc.	(27)	(10,507)
IDEXX Laboratories, Inc.*	(22)	(13,682)
Intuitive Surgical, Inc.*	(22)	(21,871)
ResMed, Inc.	(32)	(8,434)
STERIS PLC (Ireland)	(20)	(4,086)
Stryker Corp.	(15)	(3,956)
Teleflex, Inc.	(12)	(4,519)
Universal Health Services, Inc., Class B	(18)	(2,491)
West Pharmaceutical Services, Inc.	(17)	(7,217)
Zimmer Biomet Holdings, Inc.	(46)	(6,732)

		(174,568)

Household & Personal Products — (0.5)%
Church & Dwight Co., Inc.	(52)	(4,294)
Clorox Co. (The)	(27)	(4,471)
Estee Lauder Cos., Inc. (The), Class A	(20)	(5,999)
Kimberly-Clark Corp.	(12)	(1,589)

		(16,353)

Insurance — (1.2)%
Assurant, Inc.	(13)	(2,051)
Chubb Ltd. (Switzerland)	(19)	(3,296)
Cincinnati Financial Corp.	(33)	(3,769)
Everest Re Group Ltd. (Bermuda)	(9)	(2,257)
Globe Life, Inc.	(22)	(1,959)
Hartford Financial Services Group, Inc. (The)	(76)	(5,339)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — (Continued)
Principal Financial Group, Inc.	(55)	$(3,542)
Progressive Corp. (The)	(120)	(10,847)
Travelers Cos., Inc. (The)	(10)	(1,520)
Willis Towers Watson PLC (Ireland)	(16)	(3,719)
WR Berkley Corp.	(38)	(2,781)

		(41,080)

Materials — (1.9)%
Air Products & Chemicals, Inc.	(49)	(12,549)
Albemarle Corp.	(26)	(5,693)
Amcor PLC (Jersey)	(310)	(3,593)
Ball Corp.	(73)	(6,568)
Celanese Corp.	(23)	(3,465)
Corteva, Inc.	(146)	(6,144)
Ecolab, Inc.	(57)	(11,891)
FMC Corp.	(27)	(2,472)
International Flavors & Fragrances, Inc.	(52)	(6,953)
Martin Marietta Materials, Inc.	(13)	(4,442)
Sealed Air Corp.	(8)	(438)
Vulcan Materials Co.	(29)	(4,906)

		(69,114)

Media & Entertainment — (1.3)%
Live Nation Entertainment, Inc.*	(48)	(4,374)
Match Group, Inc.*	(55)	(8,635)
News Corp., Class A	(119)	(2,800)
Walt Disney Co. (The)*	(179)	(30,281)

		(46,090)

Pharmaceuticals, Biotechnology & Life Sciences — (4.1)%
Amgen, Inc.	(69)	(14,673)
Bio-Rad Laboratories, Inc., Class A*	(7)	(5,222)
Bio-Techne Corp.	(8)	(3,876)
Bristol-Myers Squibb Co.	(83)	(4,911)
Catalent, Inc.*	(37)	(4,924)
Charles River Laboratories International, Inc.*	(11)	(4,539)
Eli Lilly & Co.	(28)	(6,469)
IQVIA Holdings, Inc.*	(51)	(12,216)
Mettler-Toledo International, Inc.*	(5)	(6,887)
Moderna, Inc.*	(81)	(31,174)
Thermo Fisher Scientific, Inc.	(48)	(27,424)
Viatris, Inc.	(254)	(3,442)
Zoetis, Inc.	(101)	(19,608)

		(145,365)

The accompanying notes are an integral part of the financial statements.

47

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Real Estate — (2.0)%
Boston Properties, Inc., REIT	(33)	$(3,575)
Digital Realty Trust, Inc., REIT	(60)	(8,667)
Equinix, Inc., REIT	(22)	(17,383)
Essex Property Trust, Inc., REIT	(1)	(320)
Federal Realty Investment Trust, REIT	(17)	(2,006)
Healthpeak Properties, Inc., REIT	(116)	(3,884)
Host Hotels & Resorts, Inc., REIT*	(161)	(2,629)
Iron Mountain, Inc., REIT	(56)	(2,433)
Prologis, Inc., REIT	(89)	(11,163)
Public Storage, REIT	(2)	(594)
Realty Income Corp., REIT	(79)	(5,124)
Ventas, Inc., REIT	(79)	(4,362)
Vornado Realty Trust, REIT	(41)	(1,722)
Welltower, Inc., REIT	(84)	(6,922)

		(70,784)

Retailing — (0.8)%
CarMax, Inc.*	(35)	(4,478)
Dollar General Corp.	(47)	(9,970)
Etsy, Inc.*	(29)	(6,031)
Pool Corp.	(9)	(3,910)
TJX Cos., Inc. (The)	(63)	(4,157)

		(28,546)

Semiconductors & Semiconductor Equipment — (2.2)%
Advanced Micro Devices, Inc.*	(243)	(25,005)
Broadcom, Inc.	(30)	(14,548)
Enphase Energy, Inc.*	(27)	(4,049)
Microchip Technology, Inc.	(51)	(7,828)
Monolithic Power Systems, Inc.	(9)	(4,362)
NVIDIA Corp.	(76)	(15,744)
Xilinx, Inc.	(56)	(8,456)

		(79,992)

Software & Services — (2.1)%
Akamai Technologies, Inc.*	(41)	(4,288)
Ceridian HCM Holding, Inc.*	(30)	(3,379)
Citrix Systems, Inc.	(27)	(2,899)
Fidelity National Information
Services, Inc.	(133)	(16,183)
FleetCor Technologies, Inc.*	(18)	(4,703)
Fortinet, Inc.*	(28)	(8,177)
Global Payments, Inc.	(66)	(10,400)
Intuit, Inc.	(1)	(540)
Jack Henry & Associates, Inc.	(17)	(2,789)
Paycom Software, Inc.*	(13)	(6,445)
PTC, Inc.*	(25)	(2,995)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Tyler Technologies, Inc.*	(9)	$(4,128)
VeriSign, Inc.*	(30)	(6,150)

		(73,076)

Technology Hardware & Equipment — (0.3)%
Amphenol Corp., Class A	(15)	(1,099)
F5 Networks, Inc.*	(4)	(795)
IPG Photonics Corp.*	(12)	(1,901)
Teledyne Technologies, Inc.*	(9)	(3,866)
Trimble, Inc.*	(40)	(3,290)

		(10,951)

Telecommunication Services — (0.5)%
Lumen Technologies, Inc.	(122)	(1,512)
T-Mobile US, Inc.*	(125)	(15,970)

		(17,482)

Transportation — (1.1)%
Alaska Air Group, Inc.*	(27)	(1,582)
American Airlines Group, Inc.*	(135)	(2,770)
CH Robinson Worldwide, Inc.	(28)	(2,436)
Delta Air Lines, Inc.*	(138)	(5,880)
FedEx Corp.	(25)	(5,482)
JB Hunt Transport Services, Inc.	(23)	(3,846)
Old Dominion Freight Line, Inc.	(25)	(7,150)
Southwest Airlines Co.*	(126)	(6,480)
United Airlines Holdings, Inc.*	(68)	(3,235)

		(38,861)

Utilities — (4.6)%
Alliant Energy Corp.	(61)	(3,415)
Ameren Corp.	(62)	(5,022)
American Electric Power Co., Inc.	(124)	(10,066)
American Water Works Co., Inc.	(41)	(6,931)
Atmos Energy Corp.	(30)	(2,646)
CenterPoint Energy, Inc.	(126)	(3,100)
CMS Energy Corp.	(70)	(4,181)
Consolidated Edison, Inc.	(82)	(5,952)
DTE Energy Co.	(46)	(5,139)
Duke Energy Corp.	(163)	(15,907)
Edison International	(90)	(4,992)
Entergy Corp.	(50)	(4,966)
Evergy, Inc.	(50)	(3,110)
Eversource Energy	(82)	(6,704)
Exelon Corp.	(10)	(483)
FirstEnergy Corp.	(136)	(4,844)
NextEra Energy, Inc.	(414)	(32,507)
NiSource, Inc.	(94)	(2,278)

The accompanying notes are an integral part of the financial statements.

48

GOTHAM ENHANCED 500 PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Pinnacle West Capital Corp.	(26)	$(1,881)
Public Service Enterprise Group, Inc.	(16)	(975)
Sempra Energy	(64)	(8,096)
Southern Co. (The)	(230)	(14,253)
WEC Energy Group, Inc.	(79)	(6,968)
Xcel Energy, Inc.	(133)	(8,313)

		(162,729)

TOTAL COMMON STOCKS (Proceeds $1,316,814)		(1,467,862)

TOTAL SHORT POSITIONS - (41.3)% (Proceeds $1,316,814)		(1,467,862)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		50,548

NET ASSETS - 100.0%		$3,556,109

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC  Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

49

GOTHAM HEDGED PLUS FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
LONG POSITIONS — 175.2%
COMMON STOCKS — 175.2%
Automobiles & Components — 2.4%
General Motors Co.*	559	$29,465
Gentex Corp.	2,617	86,309
Harley-Davidson, Inc.	594	21,746
Magna International, Inc. (Canada)†	2,049	154,167

		291,687

Capital Goods — 10.8%
3M Co.†	1,019	178,753
A.O. Smith Corp.	628	38,352
Advanced Drainage Systems, Inc.†	344	37,210
AECOM*	42	2,652
AGCO Corp.†	714	87,486
EMCOR Group, Inc.	4	462
Fortune Brands Home & Security, Inc.†	355	31,744
General Dynamics Corp.†	15	2,940
Hubbell, Inc.†	82	14,815
Johnson Controls International PLC (Ireland)†	1,009	68,693
Lockheed Martin Corp.†	497	171,515
Masco Corp.†	152	8,444
Northrop Grumman Corp.†	280	100,842
Oshkosh Corp.	2	205
Owens Corning†	787	67,288
Pentair PLC (Ireland)†	804	58,394
Quanta Services, Inc.†	379	43,138
Regal Rexnord Corp.†	32	4,811
Roper Technologies, Inc.†	25	11,153
Snap-on, Inc.†	679	141,877
Timken Co. (The)	12	785
Toro Co. (The)†	1,494	145,531
Trane Technologies PLC (Ireland)†	368	63,535
Watsco, Inc.†	158	41,810
WW Grainger, Inc.†	13	5,110

		1,327,545

Commercial & Professional Services — 1.7%
CACI International, Inc., Class A*	61	15,988
ManpowerGroup, Inc.†	521	56,414
Nielsen Holdings PLC (United Kingdom)	348	6,678
Thomson Reuters Corp. (Canada)†	1,183	130,698

		209,778

Consumer Durables & Apparel — 5.0%
BRP, Inc., sub-voting shares (Canada)	305	28,267

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Brunswick Corp.	214	$20,388
Deckers Outdoor Corp.†*	409	147,322
Garmin Ltd. (Switzerland)†	616	95,763
Gildan Activewear, Inc. (Canada)†	1,026	37,459
Mohawk Industries, Inc.*	94	16,676
Tapestry, Inc.	7	259
Tempur Sealy International, Inc.	1,668	77,412
Whirlpool Corp.†	721	146,983
YETI Holdings, Inc.†*	487	41,731

		612,260

Consumer Services — 5.1%
Airbnb, Inc., Class A*	89	14,930
Boyd Gaming Corp.†*	1,714	108,428
Choice Hotels International, Inc.	71	8,972
McDonald’s Corp.†	442	106,571
Service Corp. International†	3,335	200,967
Wyndham Hotels & Resorts, Inc.	650	50,173
Yum! Brands, Inc.†	1,167	142,736

		632,777

Diversified Financials — 5.9%
Affiliated Managers Group, Inc.	297	44,874
Berkshire Hathaway, Inc., Class B†*	709	193,515
BlackRock, Inc.†	162	135,863
Blackstone, Inc.	9	1,047
Evercore, Inc., Class A	245	32,749
Invesco Ltd. (Bermuda)	433	10,440
Moody’s Corp.	20	7,102
Nasdaq, Inc.†	422	81,454
T Rowe Price Group, Inc.†	1,103	216,960

		724,004

Energy — 3.3%
Baker Hughes Co.	596	14,739
Canadian Natural Resources Ltd. (Canada)	4,327	158,109
Cimarex Energy Co.*	1,596	139,171
EOG Resources, Inc.	504	40,456
Halliburton Co.†	225	4,865
Marathon Oil Corp.	164	2,242
Marathon Petroleum Corp.	566	34,984
Ovintiv, Inc.	281	9,239

		403,805

Food & Staples Retailing — 4.7%
Albertsons Cos., Inc., Class A	4,307	134,077
Kroger Co. (The)	1,791	72,410

The accompanying notes are an integral part of the financial statements.

50

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Food & Staples Retailing — (Continued)
Sysco Corp.†	52	$4,082
Walmart, Inc.†	2,658	370,472

		581,041

Food, Beverage & Tobacco — 23.3%
Altria Group, Inc.†	5,487	249,768
Archer-Daniels-Midland Co.†	2,618	157,106
Bunge Ltd. (Bermuda)†	3,145	255,751
Campbell Soup Co.†	1,808	75,592
Coca-Cola Co. (The)†	2,491	130,703
Conagra Brands, Inc.†	4,551	154,142
Constellation Brands, Inc., Class A†	41	8,638
Flowers Foods, Inc.†	2,658	62,809
General Mills, Inc.†	4,243	253,816
Hershey Co. (The)†	1,205	203,946
JM Smucker Co. (The)†	522	62,656
Kellogg Co.†	3,444	220,141
Keurig Dr Pepper, Inc.†	3,195	109,141
Kraft Heinz Co. (The)†	8,275	304,686
Mondelez International, Inc., Class A†	3,255	189,376
PepsiCo, Inc.	363	54,599
Philip Morris International, Inc.†	3,153	298,873
Tyson Foods, Inc., Class A†	902	71,204

		2,862,947

Health Care Equipment & Services — 16.2%
Abbott Laboratories†	423	49,969
Acadia Healthcare Co., Inc.*	65	4,146
Anthem, Inc.	82	30,570
Cerner Corp.	68	4,795
Cigna Corp.	270	54,043
CVS Health Corp.†	2,174	184,486
Danaher Corp.†	170	51,755
HCA Healthcare, Inc.	343	83,253
Hill-Rom Holdings, Inc.	129	19,350
Hologic, Inc.†*	3,263	240,842
Laboratory Corp. of America Holdings†*	1,676	471,694
McKesson Corp.	9	1,794
Quest Diagnostics, Inc.†	2,743	398,585
Quidel Corp.†*	2,282	322,104
UnitedHealth Group, Inc.	184	71,896

		1,989,282

Household & Personal Products — 4.2%
Colgate-Palmolive Co.†	3,317	250,699

	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — (Continued)
Kimberly-Clark Corp.†	1,184	$156,809
Procter & Gamble Co. (The)†	783	109,463

		516,971

Insurance — 3.3%
Aon PLC, Class A (Ireland)†	289	82,588
Arthur J Gallagher & Co.†	836	124,271
Brown & Brown, Inc.	1,342	74,414
Marsh & McLennan Cos., Inc.†	838	126,898

		408,171

Materials — 4.7%
Avery Dennison Corp.	148	30,667
Berry Global Group, Inc.*	145	8,828
DuPont de Nemours, Inc.	331	22,505
Eastman Chemical Co.†	331	33,345
Freeport-McMoRan, Inc.	1	32
International Paper Co.†	688	38,473
Louisiana-Pacific Corp.†	3,170	194,543
Olin Corp.	168	8,106
Reliance Steel & Aluminum Co.	170	24,211
Sealed Air Corp.†	187	10,246
Sherwin-Williams Co. (The)†	166	46,435
Southern Copper Corp.†	1,799	100,996
West Fraser Timber Co. Ltd. (Canada)	779	65,615

		584,002

Media & Entertainment — 9.3%
Activision Blizzard, Inc.†	245	18,961
Alphabet, Inc., Class A†*	159	425,090
Altice USA, Inc., Class A*	672	13,924
Charter Communications, Inc., Class A†*	43	31,285
Discovery, Inc., Class A*	861	21,852
Electronic Arts, Inc.†	68	9,673
Facebook, Inc., Class A†*	677	229,767
Interpublic Group of Cos., Inc. (The)	687	25,192
Omnicom Group, Inc.	11	797
Roku, Inc.†*	556	174,223
Shaw Communications, Inc., Class B (Canada)†	863	25,061
Take-Two Interactive Software, Inc.†*	28	4,314
ViacomCBS, Inc., Class B†	4,276	168,945

		1,149,084

The accompanying notes are an integral part of the financial statements.

51

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — 23.4%
AbbVie, Inc.†	3,895	$420,154
Biogen, Inc.†*	1,488	421,089
Gilead Sciences, Inc.†	6,379	445,573
Illumina, Inc.†*	35	14,196
Johnson & Johnson†	1,479	238,859
Merck & Co., Inc.†	3,875	291,051
Organon & Co.	2,535	83,123
PerkinElmer, Inc.†	1,713	296,846
Pfizer, Inc.†	8,146	350,359
United Therapeutics Corp.†*	1,145	211,344
Vertex Pharmaceuticals, Inc.†*	558	101,216

		2,873,810

Real Estate — 1.1%
Jones Lang LaSalle, Inc.*	157	38,950
Weyerhaeuser Co., REIT†	2,767	98,422

		137,372

Retailing — 9.5%
Advance Auto Parts, Inc.†	292	60,996
Amazon.com, Inc.†*	120	394,205
AutoNation, Inc.†*	238	28,979
AutoZone, Inc.†*	12	20,376
Bath & Body Works, Inc.	1,005	63,345
Best Buy Co., Inc.†	73	7,717
Dick’s Sporting Goods, Inc.	229	27,427
eBay, Inc.†	2,067	144,008
Genuine Parts Co.†	445	53,947
Home Depot, Inc. (The)†	392	128,678
Kohl’s Corp.†	956	45,018
LKQ Corp.†*	825	41,514
Lowe’s Cos., Inc.†	131	26,575
O’Reilly Automotive, Inc.*	19	11,610
Target Corp.†	336	76,867
Victoria’s Secret & Co.*	689	38,074
Williams-Sonoma, Inc.†	5	886

		1,170,222

Semiconductors & Semiconductor Equipment — 0.7%
Applied Materials, Inc.	564	72,604
Intel Corp.†	306	16,303

		88,907

Software & Services — 14.1%
Accenture PLC, Class A (Ireland)†	67	21,435
Amdocs Ltd. (Guernsey)†	2,265	171,483
Automatic Data Processing, Inc.†	635	126,949
CGI, Inc. (Canada)†*	552	46,787

	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Dolby Laboratories, Inc., Class A	2	$176
International Business Machines Corp.	51	7,085
Mastercard, Inc., Class A†	235	81,705
Microsoft Corp.†	1,793	505,483
NortonLifeLock, Inc.†	4,192	106,058
Open Text Corp. (Canada)†	1,602	78,081
Oracle Corp.†	1,708	148,818
PayPal Holdings, Inc.†*	280	72,859
SS&C Technologies Holdings, Inc.† .	1,420	98,548
Visa, Inc., Class A†	509	113,380
Western Union Co. (The)	1,136	22,970
Ziff Davis, Inc.†*	952	130,062

		1,731,879

Technology Hardware & Equipment — 15.7%
Apple, Inc.†	3,874	548,171
Arrow Electronics, Inc.†*	1,570	176,295
Cisco Systems, Inc.†	4,493	244,554
Corning, Inc.†	2,988	109,032
Dell Technologies, Inc., Class C†*	536	55,766
HP, Inc.†	8,321	227,663
Jabil, Inc.	1,438	83,936
Juniper Networks, Inc.†	486	13,375
Keysight Technologies, Inc.*	86	14,129
NetApp, Inc.	1,150	103,224
Seagate Technology Holdings PLC (Ireland)†	2,745	226,517
SYNNEX Corp.†	941	97,958
Vontier Corp.	815	27,384

		1,928,004

Telecommunication Services — 6.4%
AT&T, Inc.†	8,101	218,808
BCE, Inc. (Canada)†	3,924	196,436
Rogers Communications, Inc., Class B (Canada)†	1,210	56,434
Verizon Communications, Inc.†	5,768	311,530

		783,208

Transportation — 2.4%
Expeditors International of Washington, Inc.†	1,210	144,147
JB Hunt Transport Services, Inc.†	1	167
Southwest Airlines Co.*	128	6,583

The accompanying notes are an integral part of the financial statements.

52

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
TFI International, Inc. (Canada)†	466	$47,616
United Parcel Service, Inc., Class B†	558	101,612

		300,125

Utilities — 2.0%
Dominion Energy, Inc.†	965	70,464
NRG Energy, Inc.	1,868	76,271
PPL Corp.	3,806	106,111

		252,846

TOTAL COMMON STOCKS (Cost $19,474,454)		21,559,727

TOTAL LONG POSITIONS - 175.2% (Cost $19,474,454)		21,559,727

SHORT POSITIONS — (76.3)%
COMMON STOCKS — (76.3)%
Automobiles & Components — (0.0)%
BorgWarner, Inc.	(76)	(3,284)

Banks — (1.1)%
Citizens Financial Group, Inc.	(367)	(17,242)
Comerica, Inc.	(314)	(25,277)
Commerce Bancshares, Inc.	(1)	(70)
Huntington Bancshares, Inc.	(418)	(6,462)
KeyCorp.	(37)	(800)
M&T Bank Corp.	(322)	(48,087)
People’s United Financial, Inc.	(171)	(2,987)
Prosperity Bancshares, Inc.	(9)	(640)
SouthState Corp.	(93)	(6,944)
Truist Financial Corp.	(27)	(1,584)
Zions Bancorp NA	(491)	(30,388)

		(140,481)

Capital Goods — (4.6)%
AerCap Holdings NV (Netherlands)*	(1,407)	(81,339)
Axon Enterprise, Inc.*	(24)	(4,201)
AZEK Co., Inc. (The)*	(1,142)	(41,717)
Ballard Power Systems, Inc. (Canada)*	(363)	(5,100)
Bloom Energy Corp., Class A*	(849)	(15,893)
Boeing Co. (The)*	(688)	(151,319)
Builders FirstSource, Inc.*	(166)	(8,589)
BWX Technologies, Inc.	(843)	(45,404)
Chart Industries, Inc.*	(81)	(15,480)
FuelCell Energy, Inc.*	(2,006)	(13,420)
Mercury Systems, Inc.*	(650)	(30,823)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Nikola Corp.*	(836)	$(8,920)
Plug Power, Inc.*	(2,702)	(69,009)
Sunrun, Inc.*	(409)	(17,996)
Trex Co., Inc.*	(260)	(26,502)
Virgin Galactic Holdings, Inc.*	(1,018)	(25,755)

		(561,467)

Commercial & Professional Services — (2.1)%
ADT, Inc.	(8,321)	(67,317)
Clarivate PLC (Jersey)*	(84)	(1,840)
CoStar Group, Inc.*	(782)	(67,299)
Dun & Bradstreet Holdings, Inc.*	(2,508)	(42,159)
GFL Environmental, Inc., sub-voting shares (Canada)	(2,047)	(76,046)
MSA Safety, Inc.	(19)	(2,768)

		(257,429)

Consumer Durables & Apparel — (1.5)%
Callaway Golf Co.*	(3,508)	(96,926)
Lululemon Athletica, Inc.*	(30)	(12,141)
NIKE, Inc., Class B	(9)	(1,307)
Peloton Interactive, Inc., Class A*	(49)	(4,266)
Skechers USA, Inc., Class A*	(1,692)	(71,267)

		(185,907)

Consumer Services — (1.7)%
Aramark	(3,350)	(110,081)
Bright Horizons Family Solutions, Inc.*	(8)	(1,115)
Carnival Corp. (Panama)*	(60)	(1,501)
DraftKings, Inc., Class A*	(1,509)	(72,674)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(149)	(3,980)
Planet Fitness, Inc., Class A*	(8)	(628)
Royal Caribbean Cruises Ltd. (Liberia)*	(139)	(12,364)
Wynn Resorts Ltd.*	(119)	(10,085)

		(212,428)

Diversified Financials — (0.3)%
State Street Corp.	(438)	(37,107)

Energy — (3.7)%
Cameco Corp. (Canada)	(4)	(87)
Cenovus Energy, Inc. (Canada)	(16,929)	(170,306)
ConocoPhillips	(556)	(37,680)
Devon Energy Corp.	(1,403)	(49,820)
Diamondback Energy, Inc.	(1,025)	(97,037)

The accompanying notes are an integral part of the financial statements.

53

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
New Fortress Energy, Inc.	(200)	$(5,550)
Pioneer Natural Resources Co.	(549)	(91,414)

		(451,894)

Food & Staples Retailing — (0.2)%
Casey’s General Stores, Inc.	(103)	(19,410)
Grocery Outlet Holding Corp.*	(308)	(6,644)

		(26,054)

Food, Beverage & Tobacco — (0.5)%
Beyond Meat, Inc.*	(152)	(16,000)
Celsius Holdings, Inc.*	(91)	(8,198)
Freshpet, Inc.*	(289)	(41,237)

		(65,435)

Health Care Equipment & Services — (5.6)%
1Life Healthcare, Inc.*	(1,769)	(35,822)
Dexcom, Inc.*	(20)	(10,937)
GoodRx Holdings, Inc., Class A*	(250)	(10,255)
Guardant Health, Inc.*	(718)	(89,757)
HealthEquity, Inc.*	(1,525)	(98,759)
Inspire Medical Systems, Inc.*	(10)	(2,329)
Insulet Corp.*	(362)	(102,891)
iRhythm Technologies, Inc.*	(72)	(4,216)
LHC Group, Inc.*	(7)	(1,098)
Masimo Corp.*	(210)	(56,849)
Neogen Corp.*	(194)	(8,426)
Nevro Corp.*	(196)	(22,811)
Novocure Ltd. (Jersey)*	(109)	(12,663)
Oak Street Health, Inc.*	(2,004)	(85,230)
Penumbra, Inc.*	(357)	(95,141)
Schrodinger, Inc./United States*	(446)	(24,387)
SmileDirectClub, Inc.*	(4,470)	(23,780)

		(685,351)

Household & Personal Products — (0.1)%
Reynolds Consumer Products, Inc.	(278)	(7,601)

Insurance — (1.4)%
Arch Capital Group Ltd. (Bermuda)* .	(725)	(27,681)
Lincoln National Corp.	(540)	(37,125)
Reinsurance Group of America, Inc.	(644)	(71,651)
RenaissanceRe Holdings Ltd. (Bermuda)	(268)	(37,359)
Unum Group	(118)	(2,957)

		(176,773)

Materials — (4.5)%
Ball Corp.	(280)	(25,192)
Cleveland-Cliffs, Inc.*	(5,518)	(109,312)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Franco-Nevada Corp. (Canada)	(25)	$(3,248)
Huntsman Corp.	(2,650)	(78,413)
International Flavors & Fragrances, Inc.	(429)	(57,366)
Largo Resources Ltd. (Canada)*	(72)	(757)
Martin Marietta Materials, Inc.	(122)	(41,685)
Novagold Resources, Inc. (Canada)*	(132)	(908)
Teck Resources Ltd., Class B (Canada)	(8,927)	(222,371)
United States Steel Corp.	(851)	(18,696)
Vulcan Materials Co.	(11)	(1,861)

		(559,809)

Media & Entertainment — (1.1)%
Angi, Inc.*	(3,064)	(37,810)
Cable One, Inc.	(43)	(77,965)
IAC/InterActiveCorp.*	(1)	(130)
Magnite, Inc.*	(97)	(2,716)
Match Group, Inc.*	(11)	(1,727)
TripAdvisor, Inc.*	(560)	(18,956)

		(139,304)

Pharmaceuticals, Biotechnology & Life Sciences — (15.3)%
ACADIA Pharmaceuticals, Inc.*	(1,383)	(22,972)
Acceleron Pharma, Inc.*	(985)	(169,518)
Adaptive Biotechnologies Corp.*	(1,087)	(36,947)
Agios Pharmaceuticals, Inc.*	(160)	(7,384)
Allakos, Inc.*	(835)	(88,401)
Allogene Therapeutics, Inc.*	(1,358)	(34,901)
Alnylam Pharmaceuticals, Inc.*	(188)	(35,496)
Amicus Therapeutics, Inc.*	(1,794)	(17,133)
Arrowhead Pharmaceuticals, Inc.*	(681)	(42,515)
Beam Therapeutics, Inc.*	(1,274)	(110,851)
Biohaven Pharmaceutical Holding Co. Ltd. (British Virgin Islands)*	(251)	(34,866)
BioMarin Pharmaceutical, Inc.*	(757)	(58,508)
Bluebird Bio, Inc.*	(748)	(14,294)
Bridgebio Pharma, Inc.*	(2,487)	(116,566)
ChemoCentryx, Inc.*	(491)	(8,396)
Elanco Animal Health, Inc.*	(1,744)	(55,616)
Exact Sciences Corp.*	(231)	(22,049)
FibroGen, Inc.*	(878)	(8,973)
Global Blood Therapeutics, Inc.*	(566)	(14,422)
Intellia Therapeutics, Inc.*	(841)	(112,820)
Ionis Pharmaceuticals, Inc.*	(379)	(12,712)
Iovance Biotherapeutics, Inc.*	(827)	(20,394)

The accompanying notes are an integral part of the financial statements.

54

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Jazz Pharmaceuticals PLC (Ireland)*	(1,237)	$(161,070)
Kodiak Sciences, Inc.*	(400)	(38,392)
Mirati Therapeutics, Inc.*	(794)	(140,467)
Natera, Inc.*	(148)	(16,493)
Nektar Therapeutics*	(1,344)	(24,138)
NeoGenomics, Inc.*	(695)	(33,527)
Neurocrine Biosciences, Inc.*	(13)	(1,247)
Novavax, Inc.*	(26)	(5,390)
Pacific Biosciences of California, Inc.*	(584)	(14,921)
Perrigo Co. PLC (Ireland)	(2,010)	(95,133)
PTC Therapeutics, Inc.*	(593)	(22,066)
Reata Pharmaceuticals, Inc., Class A*	(158)	(15,896)
Sarepta Therapeutics, Inc.*	(1,275)	(117,912)
Seagen, Inc.*	(3)	(509)
TG Therapeutics, Inc.*	(296)	(9,851)
Turning Point Therapeutics, Inc.*	(286)	(18,999)
Ultragenyx Pharmaceutical, Inc.*	(766)	(69,086)
Viatris, Inc.	(3,423)	(46,382)

		(1,877,213)

Real Estate — (1.0)%
Equinix, Inc., REIT	(43)	(33,976)
Omega Healthcare Investors, Inc., REIT	(193)	(5,782)
Redfin Corp.*	(232)	(11,623)
Ventas, Inc., REIT	(959)	(52,947)
Vornado Realty Trust, REIT	(407)	(17,098)

		(121,426)

Retailing — (2.0)%
CarMax, Inc.*	(32)	(4,095)
Carvana Co.*	(195)	(58,800)
Chewy, Inc., Class A*	(82)	(5,585)
Five Below, Inc.*	(396)	(70,017)
Lithia Motors, Inc., Class A	(4)	(1,268)
Macy’s, Inc.	(691)	(15,617)
Nordstrom, Inc.*	(643)	(17,007)
Ollie’s Bargain Outlet Holdings, Inc.*	(266)	(16,034)
Stitch Fix, Inc., Class A*	(570)	(22,771)
Vroom, Inc.*	(985)	(21,739)
Wayfair, Inc., Class A*	(50)	(12,776)

		(245,709)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (0.4)%
Marvell Technology, Inc.	(57)	$(3,438)
Silicon Laboratories, Inc.*	(227)	(31,816)
Wolfspeed, Inc.*	(236)	(19,052)

		(54,306)

Software & Services — (11.6)%
Anaplan, Inc.*	(1,329)	(80,923)
Appfolio, Inc., Class A*	(359)	(43,224)
Appian Corp.*	(126)	(11,656)
Bentley Systems, Inc., Class B	(294)	(17,828)
BlackBerry Ltd. (Canada)*	(19,675)	(191,438)
Blackline, Inc.*	(171)	(20,188)
Ceridian HCM Holding, Inc.*	(443)	(49,891)
Cloudera, Inc.*	(3,037)	(48,501)
Coupa Software, Inc.*	(11)	(2,411)
Duck Creek Technologies, Inc.*	(406)	(17,961)
Elastic NV (Netherlands)*	(96)	(14,303)
Envestnet, Inc.*	(75)	(6,018)
Euronet Worldwide, Inc.*	(167)	(21,256)
Everbridge, Inc.*	(155)	(23,411)
Fastly, Inc., Class A*	(255)	(10,312)
Guidewire Software, Inc.*	(1,174)	(139,553)
LiveRamp Holdings, Inc.*	(174)	(8,218)
Mandiant, Inc.*	(818)	(14,560)
Medallia, Inc.*	(2,991)	(101,305)
nCino, Inc.*	(626)	(44,465)
New Relic, Inc.*	(125)	(8,971)
Nutanix, Inc., Class A*	(3,952)	(148,990)
Okta, Inc.*	(45)	(10,680)
Palantir Technologies, Inc., Class A* .	(441)	(10,602)
Pegasystems, Inc.	(277)	(35,207)
Q2 Holdings, Inc.*	(209)	(16,749)
RingCentral, Inc., Class A*	(37)	(8,047)
Smartsheet, Inc., Class A*	(236)	(16,242)
Snowflake, Inc., Class A*	(26)	(7,863)
SolarWinds Corp.	(61)	(1,021)
Splunk, Inc.*	(386)	(55,858)
Switch, Inc., Class A	(957)	(24,298)
Twilio, Inc., Class A*	(22)	(7,019)
Unity Software, Inc.*	(50)	(6,313)
Varonis Systems, Inc.*	(507)	(30,851)
WEX, Inc.*	(244)	(42,978)
Workday, Inc., Class A*	(322)	(80,465)
Zendesk, Inc.*	(384)	(44,694)

		(1,424,270)

The accompanying notes are an integral part of the financial statements.

55

GOTHAM HEDGED PLUS FUND

Portfolio of Investments (Concluded)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (1.6)%
3D Systems Corp.*	(155)	$(4,274)
National Instruments Corp.	(23)	(902)
Pure Storage, Inc., Class A*	(4,714)	(118,604)
Teledyne Technologies, Inc.*	(157)	(67,444)

		(191,224)

Transportation — (1.9)%
CH Robinson Worldwide, Inc.	(2)	(174)
Lyft, Inc., Class A*	(1,946)	(104,286)
Uber Technologies, Inc.*	(2,791)	(125,037)

		(229,497)

Utilities — (14.1)%
AES Corp. (The)	(1,116)	(25,478)
Alliant Energy Corp.	(446)	(24,967)
Ameren Corp.	(868)	(70,308)
American Electric Power Co., Inc.	(216)	(17,535)
American Water Works Co., Inc.	(92)	(15,552)
Atmos Energy Corp.	(823)	(72,589)
Avangrid, Inc.	(1,528)	(74,261)
Black Hills Corp.	(366)	(22,970)
CenterPoint Energy, Inc.	(4,677)	(115,054)
Consolidated Edison, Inc.	(16)	(1,161)
Edison International	(2,033)	(112,771)
Entergy Corp.	(666)	(66,140)
Essential Utilities, Inc.	(805)	(37,094)
Evergy, Inc.	(240)	(14,928)
Eversource Energy	(1,371)	(112,093)
MDU Resources Group, Inc.	(148)	(4,391)
NextEra Energy, Inc.	(2,180)	(171,174)

	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
NiSource, Inc.	(7,977)	$(193,283)
OGE Energy Corp.	(1,971)	(64,964)
Ormat Technologies, Inc.	(35)	(2,331)
Pinnacle West Capital Corp.	(1,925)	(139,293)
Sempra Energy	(803)	(101,579)
Southwest Gas Holdings, Inc.	(85)	(5,685)
Vistra Corp.	(11,447)	(195,744)
WEC Energy Group, Inc.	(442)	(38,984)
Xcel Energy, Inc.	(573)	(35,813)

		(1,736,142)

TOTAL COMMON STOCKS (Proceeds $10,325,313)		(9,390,111)

TOTAL SHORT POSITIONS - (76.3)% (Proceeds $10,325,313)		(9,390,111)

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		132,959

NET ASSETS - 100.0%		$12,302,575

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

56

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — 95.7%
Automobiles & Components — 2.0%
Gentex Corp.(a)	285	$9,399
Lear Corp.	24	3,755
Magna International, Inc. (Canada)	203	15,274
Thor Industries, Inc.	13	1,596

		30,024

Capital Goods — 9.2%
3M Co.	45	7,894
A.O. Smith Corp.	48	2,931
Armstrong World Industries, Inc.	12	1,146
Carrier Global Corp.	101	5,228
Caterpillar, Inc.	23	4,415
Crane Co.(a)	74	7,016
Cummins, Inc.(a)	75	16,842
Eaton Corp. PLC (Ireland)	58	8,660
Emerson Electric Co.	89	8,384
General Dynamics Corp.	13	2,548
Lennox International, Inc.(a)	44	12,943
Nordson Corp.	25	5,954
Oshkosh Corp.(a)	126	12,899
Otis Worldwide Corp.	12	987
Owens Corning(a)	190	16,245
Rockwell Automation, Inc.	5	1,470
Sensata Technologies Holding PLC (United Kingdom)*	35	1,915
Snap-on, Inc.(a)	38	7,940
Stanley Black & Decker, Inc.(a)	49	8,590
Trane Technologies PLC (Ireland)	23	3,971
WESCO International, Inc.*	15	1,730
Xylem, Inc.	1	124

		139,832

Commercial & Professional Services — 1.2%
Clean Harbors, Inc.*	34	3,532
Nielsen Holdings PLC (United Kingdom)	679	13,030
Rollins, Inc.	15	530
Science Applications International Corp.	11	941

		18,033

Consumer Durables & Apparel — 4.7%
BRP, Inc., sub-voting shares (Canada)	19	1,761
Brunswick Corp.(a)	174	16,577
Hasbro, Inc.(a)	204	18,201
Mattel, Inc.(a)*	758	14,068
Sonos, Inc.(a)*	262	8,478

	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Under Armour, Inc., Class C*	159	$2,786
Whirlpool Corp.(a)	44	8,970
YETI Holdings, Inc.*	3	257

		71,098

Consumer Services — 2.8%
Airbnb, Inc., Class A(a)*	27	4,529
Boyd Gaming Corp.(a)*	120	7,591
Choice Hotels International, Inc.(a)	35	4,423
Domino’s Pizza, Inc.	3	1,431
Penn National Gaming, Inc.*	26	1,884
Service Corp. International	2	120
Wendy’s Co. (The)	213	4,618
Wyndham Hotels & Resorts, Inc.(a)	173	13,354
Yum! Brands, Inc.	34	4,159

		42,109

Energy — 6.1%
APA Corp.	52	1,114
Canadian Natural Resources Ltd. (Canada)	195	7,125
Cimarex Energy Co.(a)*	138	12,034
Continental Resources, Inc.(a)	231	10,661
EOG Resources, Inc.(a)	29	2,328
Exxon Mobil Corp.(a)	326	19,175
Hess Corp.(a)	197	15,388
Imperial Oil Ltd. (Canada)	62	1,957
Marathon Oil Corp.(a)	1,138	15,557
Marathon Petroleum Corp.	36	2,225
Ovintiv, Inc.(a)	138	4,537

		92,101

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	16	7,190

Food, Beverage & Tobacco — 2.3%
Brown-Forman Corp., Class B	100	6,701
Coca-Cola Co. (The)(a)	176	9,235
Darling Ingredients, Inc.*	83	5,968
Monster Beverage Corp.(a)*	155	13,768

		35,672

Health Care Equipment & Services — 9.9%
Abbott Laboratories(a)	70	8,269
ABIOMED, Inc.*	1	326
Acadia Healthcare Co., Inc.(a)*	178	11,353
Alcon, Inc. (Switzerland)	182	14,646
AMN Healthcare Services, Inc.*	45	5,164
Boston Scientific Corp.(a)*	537	23,300

The accompanying notes are an integral part of the financial statements.

57

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Cerner Corp.(a)	229	$16,149
Cooper Cos., Inc. (The)	17	7,026
Edwards Lifesciences Corp.*	4	453
Envista Holdings Corp.(a)*	241	10,076
Hologic, Inc.*	34	2,510
Integra LifeSciences Holdings Corp.(a)*	90	6,163
Laboratory Corp. of America Holdings(a)*	33	9,287
Medtronic PLC (Ireland)	169	21,184
Quest Diagnostics, Inc.	17	2,470
STAAR Surgical Co.(a)*	98	12,596

		150,972

Household & Personal Products — 1.4%
Coty, Inc., Class A*	653	5,133
Estee Lauder Cos., Inc. (The), Class A(a)	55	16,496

		21,629

Materials — 12.6%
Agnico Eagle Mines Ltd. (Canada)	311	16,125
Axalta Coating Systems Ltd. (Bermuda)*	53	1,547
Barrick Gold Corp. (Canada)	20	361
Chemours Co. (The)	162	4,708
Corteva, Inc.	63	2,651
Dow, Inc.	152	8,749
DuPont de Nemours, Inc.(a)	355	24,136
Eagle Materials, Inc.	48	6,296
Freeport-McMoRan, Inc.(a)	814	26,479
Graphic Packaging Holding Co.	125	2,380
International Paper Co.	18	1,007
Kinross Gold Corp. (Canada)	353	1,892
Kirkland Lake Gold Ltd. (Canada)	90	3,743
Linde PLC (Ireland)	29	8,508
Louisiana-Pacific Corp.(a)	353	21,664
Newmont Corp.	82	4,453
Nucor Corp.	53	5,220
Olin Corp.(a)	234	11,290
Royal Gold, Inc.	15	1,432
Sherwin-Williams Co. (The)	4	1,119
Southern Copper Corp.(a)	369	20,716
West Fraser Timber Co. Ltd. (Canada)	50	4,212

	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Westlake Chemical Corp.(a)	67	$6,106
Wheaton Precious Metals Corp. (Canada)	159	5,975

		190,769

Media & Entertainment — 2.1%
Activision Blizzard, Inc.(a)	367	28,402
Alphabet, Inc., Class A*	1	2,673
Charter Communications, Inc., Class A*	1	728

		31,803

Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
AbbVie, Inc.	19	2,049
BioMarin Pharmaceutical, Inc.*	9	696
Bio-Rad Laboratories, Inc., Class A* .	2	1,492
Bristol-Myers Squibb Co.	141	8,343
Bruker Corp.	18	1,406
Eli Lilly and Co.(a)	119	27,495
Illumina, Inc.(a)*	61	24,742
Johnson & Johnson(a)	93	15,019
Moderna, Inc.(a)*	60	23,092
PerkinElmer, Inc.	18	3,119
Pfizer, Inc.(a)	689	29,634
Regeneron Pharmaceuticals, Inc.*	16	9,683
United Therapeutics Corp.*	27	4,984
Vertex Pharmaceuticals, Inc.*	16	2,902

		154,656

Retailing — 5.9%
American Eagle Outfitters, Inc.	125	3,225
AutoNation, Inc.(a)*	30	3,653
Bath & Body Works, Inc.(a)	130	8,194
Dick’s Sporting Goods, Inc.	8	958
eBay, Inc.(a)	420	29,261
Foot Locker, Inc.	51	2,329
Kohl’s Corp.	1	47
LKQ Corp.*	41	2,063
Macy’s, Inc.	8	181
National Vision Holdings, Inc.*	11	624
Penske Automotive Group, Inc.	11	1,107
RH*	1	667
Ross Stores, Inc.(a)	99	10,776
Target Corp.(a)	39	8,922
Ulta Beauty, Inc.(a)*	41	14,798
Victoria’s Secret & Co.*	65	3,592

		90,397

The accompanying notes are an integral part of the financial statements.

58

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.(a)*	288	$29,635
Applied Materials, Inc.	13	1,673
Broadcom, Inc.(a)	35	16,972
Enphase Energy, Inc.*	1	150
First Solar, Inc.(a)*	78	7,446
Micron Technology, Inc.	169	11,996
NXP Semiconductors NV (Netherlands)	11	2,155
ON Semiconductor Corp.(a)*	394	18,033
Power Integrations, Inc.	39	3,861
Qorvo, Inc.*	26	4,347
QUALCOMM, Inc.(a)	100	12,898
Synaptics, Inc.*	56	10,065

		119,231

Software & Services — 5.5%
Automatic Data Processing, Inc.(a)	62	12,395
Cerence, Inc.*	26	2,499
DocuSign, Inc.(a)*	33	8,495
Dolby Laboratories, Inc., Class A	68	5,984
Dropbox, Inc., Class A(a)*	381	11,133
DXC Technology Co.(a)*	133	4,470
Fiserv, Inc.(a)*	75	8,138
Gartner, Inc.(a)*	1	304
Manhattan Associates, Inc.*	6	918
McAfee Corp., Class A	284	6,279
MongoDB, Inc.*	7	3,301
Nutanix, Inc., Class A*	44	1,659
Palo Alto Networks, Inc.(a)*	17	8,143
Paychex, Inc.	16	1,799
Sprout Social, Inc., Class A*	12	1,463
Square, Inc., Class A(a)*	22	5,277
Western Union Co. (The)	38	768
Workiva, Inc.*	2	282

		83,307

Technology Hardware & Equipment — 7.0%
3D Systems Corp.(a)*	214	5,900
Arista Networks, Inc.*	2	687
Cognex Corp.	1	80
Coherent, Inc.(a)*	69	17,256
Corning, Inc.(a)	273	9,962
Hewlett Packard Enterprise Co.	308	4,389
HP, Inc.(a)	600	16,416
Keysight Technologies, Inc.*	34	5,586
SYNNEX Corp.	23	2,395
TE Connectivity Ltd. (Switzerland)	127	17,427

	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Trimble, Inc.*	61	$5,017
Ubiquiti, Inc.(a)	24	7,168
Western Digital Corp.(a)*	168	9,482
Xerox Holdings Corp.	82	1,654
Zebra Technologies Corp., Class A* .	5	2,577

		105,996

Transportation — 2.0%
Canadian Pacific Railway Ltd. (Canada)	30	1,952
CSX Corp.(a)	540	16,060
Union Pacific Corp.	43	8,428
XPO Logistics, Inc.*	54	4,297

		30,737

Utilities — 2.5%
Fortis, Inc. (Canada)	13	576
NRG Energy, Inc.(a)	298	12,167
PPL Corp.(a)	673	18,763
Public Service Enterprise Group, Inc.(a)	114	6,943

		38,449

TOTAL COMMON STOCKS (Cost $1,494,413)		1,454,005

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.3%		66,094

NET ASSETS - 100.0%		$1,520,099

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.

PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

59

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

Over-the-counter total return swaps outstanding as of September 30, 2021

The Fund maintains a portfolio of short positions and receives/pays a rebate based upon the Fed Funds 1-Day Rate less a specified spread as negotiated by the parties. The notional gain or loss, dividends payable and rebates are payable the earlier of maturity of the swaps or upon termination. The portfolio matures between May 4, 2022 and January 5, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The cash amounts payable/receivable due to individual contracts being closed are settled, on a net basis, once a week. The value of total return swaps represents (145.4)% of net assets as of September 30, 2021.

The following table represents the individual short positions and related values of total return swaps as of September 30, 2021:

Total Return Swaps

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Short
Automobiles & Components
BorgWarner, Inc.	Morgan Stanley	(19)	$ (821)	$ (821)	$ (1)
Goodyear Tire & Rubber Co. (The)	Morgan Stanley	(585)	(9,669)	(10,355)	(690)

		(604)	(10,490)	(11,176)	(691)

Capital Goods
Advanced Drainage Systems, Inc.	Morgan Stanley	(129)	(14,965)	(13,954)	992
AMETEK, Inc.	Morgan Stanley	(3)	(416)	(372)	62
API Group Corp.	Morgan Stanley	(183)	(4,171)	(3,724)	445
Ballard Power Systems, Inc. (Canada)	Morgan Stanley	(1,442)	(22,284)	(20,260)	2,013
Bloom Energy Corp., Class A	Morgan Stanley	(65)	(1,741)	(1,217)	523
Builders FirstSource, Inc.	Morgan Stanley	(30)	(1,540)	(1,552)	(14)
BWX Technologies, Inc.	Morgan Stanley	(152)	(9,257)	(8,187)	1,000
Chart Industries, Inc.	Morgan Stanley	(10)	(1,498)	(1,911)	(415)
Curtiss-Wright Corp.	Morgan Stanley	(36)	(4,407)	(4,542)	(144)
Generac Holdings, Inc.	Morgan Stanley	(30)	(13,448)	(12,260)	1,486
Herc Holdings, Inc.	Morgan Stanley	(4)	(660)	(654)	5
Hexcel Corp.	Morgan Stanley	(4)	(245)	(238)	5
Howmet Aerospace, Inc.	Morgan Stanley	(407)	(13,072)	(12,698)	368
IDEX Corp.	Morgan Stanley	(40)	(9,037)	(8,278)	754
John Bean Technologies Corp.	Morgan Stanley	(4)	(608)	(562)	45
MasTec, Inc.	Morgan Stanley	(224)	(20,555)	(19,327)	1,218
Mercury Systems, Inc.	Morgan Stanley	(50)	(3,890)	(2,371)	1,517
Nikola Corp.	Morgan Stanley	(36)	(396)	(384)	11
Plug Power, Inc.	Morgan Stanley	(744)	(19,811)	(19,002)	800
Quanta Services, Inc.	Morgan Stanley	(258)	(26,486)	(29,366)	(2,908)
SiteOne Landscape Supply, Inc.	Morgan Stanley	8	(1,539)	(1,596)	(58)
Spirit AeroSystems Holdings, Inc., Class A	Morgan Stanley	(422)	(20,641)	(18,648)	2,092
Sunrun, Inc.	Morgan Stanley	(37)	(1,827)	(1,628)	197
TransDigm Group, Inc.	Morgan Stanley	(2)	(1,281)	(1,249)	31
UFP Industries, Inc.	Morgan Stanley	(112)	(9,196)	(7,614)	1,548
United Rentals, Inc.	Morgan Stanley	(135)	(44,899)	(47,376)	(2,497)
Valmont Industries, Inc.	Morgan Stanley	(31)	(7,415)	(7,289)	107
Vicor Corp.	Morgan Stanley	(3)	(406)	(402)	3
Watsco, Inc.	Morgan Stanley	(8)	(2,262)	(2,117)	144

		(4,593)	(257,953)	(248,778)	9,330

The accompanying notes are an integral part of the financial statements.

60

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services
ADT, Inc.	Morgan Stanley	(997)	$ (9,135)	$ (8,066)	$ 994
Booz Allen Hamilton Holding Corp.	Morgan Stanley	(120)	(9,891)	(9,522)	341
CoStar Group, Inc.	Morgan Stanley	(2)	(178)	(172)	5
Dun & Bradstreet Holdings, Inc.	Morgan Stanley	(588)	(10,755)	(9,884)	865
IAA, Inc.	Morgan Stanley	(8)	(452)	(437)	14
Leidos Holdings, Inc.	Morgan Stanley	(141)	(13,639)	(13,554)	38
Tetra Tech, Inc.	Morgan Stanley	(8)	(1,058)	(1,195)	(140)
Upwork, Inc.	Morgan Stanley	(237)	(10,450)	(10,672)	(227)
Verisk Analytics, Inc.	Morgan Stanley	(134)	(25,563)	(26,836)	(1,317)

		(2,235)	(81,121)	(80,338)	573

Consumer Durables & Apparel
Callaway Golf Co.	Morgan Stanley	(170)	(4,818)	(4,697)	118
Canada Goose Holdings, Inc. (Canada)	Morgan Stanley	(42)	(1,727)	(1,498)	227
Helen of Troy Ltd. (Bermuda)	Morgan Stanley	(33)	(7,630)	(7,414)	212
NIKE, Inc., Class B	Morgan Stanley	(19)	(2,836)	(2,759)	74
Peloton Interactive, Inc., Class A	Morgan Stanley	(327)	(31,468)	(28,465)	2,988
Polaris, Inc.	Morgan Stanley	(7)	(861)	(838)	22

		(598)	(49,340)	(45,671)	3,641

Consumer Services
Caesars Entertainment, Inc.	Morgan Stanley	(85)	(8,274)	(9,544)	(1,785)
Carnival Corp. (Panama)	Morgan Stanley	(985)	(23,690)	(24,635)	(1,919)
Darden Restaurants, Inc.	Morgan Stanley	(16)	(2,521)	(2,424)	95
Norwegian Cruise Line Holdings Ltd. (Bermuda)	Morgan Stanley	(62)	(1,376)	(1,656)	(315)
Papa John’s International, Inc.	Morgan Stanley	(5)	(638)	(635)	2
Wingstop, Inc.	Morgan Stanley	(91)	(15,462)	(14,918)	529

		(1,244)	(51,961)	(53,812)	(3,393)

Energy
Antero Midstream Corp.	Morgan Stanley	(528)	(5,435)	(5,502)	(71)
Cenovus Energy, Inc. (Canada)	Morgan Stanley	(136)	(1,402)	(1,368)	(53)
Cheniere Energy, Inc.	Morgan Stanley	(257)	(22,625)	(25,101)	(2,487)
Devon Energy Corp.	Morgan Stanley	(441)	(12,220)	(15,660)	(5,084)
Enbridge, Inc. (Canada)	Morgan Stanley	(145)	(5,768)	(5,771)	(13)
EQT Corp.	Morgan Stanley	(708)	(13,167)	(14,486)	(1,325)
Halliburton Co.	Morgan Stanley	(41)	(906)	(886)	18
Kinder Morgan, Inc.	Morgan Stanley	(9)	(153)	(151)	1
New Fortress Energy, Inc.	Morgan Stanley	(142)	(4,518)	(3,941)	564
Pioneer Natural Resources Co.	Morgan Stanley	(271)	(43,323)	(45,124)	(2,858)
Range Resources Corp.	Morgan Stanley	(81)	(1,503)	(1,833)	(331)
Schlumberger N.V. (Curaçao)	Morgan Stanley	(2)	(61)	(59)	1
TC Energy Corp. (Canada)	Morgan Stanley	(112)	(5,457)	(5,386)	(9)
TechnipFMC PLC (United Kingdom)	Morgan Stanley	(25)	(265)	(188)	76
Williams Cos., Inc. (The)	Morgan Stanley	(702)	(17,870)	(18,210)	(348)

		(3,600)	(134,673)	(143,666)	(11,919)

Food & Staples Retailing
BJ’s Wholesale Club Holdings, Inc.	Morgan Stanley	(113)	(5,572)	(6,206)	(955)
Casey’s General Stores, Inc.	Morgan Stanley	(70)	(13,819)	(13,191)	605

The accompanying notes are an integral part of the financial statements.

61

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food & Staples Retailing — (continued)
Performance Food Group Co.	Morgan Stanley	(10)	$(432)	$(465)	$(33)
U.S. Foods Holding Corp.	Morgan Stanley	(35)	(1,200)	(1,213)	(14)

		(228)	(21,023)	(21,075)	(397)

Food, Beverage & Tobacco
Beyond Meat, Inc.	Morgan Stanley	(19)	(2,806)	(2,000)	805
Celsius Holdings, Inc.	Morgan Stanley	(232)	(18,078)	(20,901)	(2,831)
Conagra Brands, Inc.	Morgan Stanley	(483)	(16,565)	(16,359)	75
Freshpet, Inc.	Morgan Stanley	(67)	(9,489)	(9,560)	(76)
Hormel Foods Corp.	Morgan Stanley	(340)	(14,238)	(13,940)	291
Ingredion, Inc.	Morgan Stanley	(99)	(8,665)	(8,812)	(151)
J M Smucker Co. (The)	Morgan Stanley	(93)	(11,353)	(11,163)	185
Lancaster Colony Corp.	Morgan Stanley	(10)	(1,728)	(1,688)	35
McCormick & Co, Inc., non voting shares	Morgan Stanley	(51)	(4,442)	(4,133)	301
Post Holdings, Inc.	Morgan Stanley	(48)	(5,366)	(5,288)	76

		(1,442)	(92,730)	(93,844)	(1,290)

Health Care Equipment & Services
AmerisourceBergen Corp.	Morgan Stanley	(246)	(29,841)	(29,385)	387
Anthem, Inc.	Morgan Stanley	(59)	(22,678)	(21,995)	644
Centene Corp.	Morgan Stanley	(217)	(14,835)	(13,521)	1,307
Change Healthcare, Inc.	Morgan Stanley	(188)	(4,083)	(3,937)	144
Covetrus, Inc.	Morgan Stanley	(95)	(3,267)	(1,723)	1,541
CVS Health Corp.	Morgan Stanley	(35)	(3,023)	(2,970)	51
GoodRx Holdings, Inc., Class A	Morgan Stanley	(52)	(2,406)	(2,133)	519
HealthEquity, Inc.	Morgan Stanley	(18)	(1,202)	(1,166)	35
Humana, Inc.	Morgan Stanley	(94)	(41,685)	(36,580)	5,019
ICU Medical, Inc.	Morgan Stanley	(12)	(2,901)	(2,801)	99
Inovalon Holdings, Inc., Class A	Morgan Stanley	(79)	(2,694)	(3,183)	(491)
Insulet Corp.	Morgan Stanley	(59)	(15,677)	(16,770)	(1,100)
Masimo Corp.	Morgan Stanley	(27)	(7,177)	(7,309)	(136)
Molina Healthcare, Inc.	Morgan Stanley	(11)	(3,069)	(2,984)	82
Oak Street Health, Inc.	Morgan Stanley	(367)	(18,182)	(15,609)	2,565
Penumbra, Inc.	Morgan Stanley	(12)	(3,225)	(3,198)	25
Progyny, Inc.	Morgan Stanley	(291)	(16,766)	(16,296)	462
Quidel Corp.	Morgan Stanley	(10)	(1,384)	(1,412)	(29)
ResMed, Inc.	Morgan Stanley	(50)	(10,899)	(13,177)	(3,165)
Schrodinger, Inc.	Morgan Stanley	(24)	(1,553)	(1,312)	239
STERIS PLC (Ireland)	Morgan Stanley	(129)	(27,558)	(26,352)	1,145
Surgery Partners, Inc.	Morgan Stanley	(6)	(296)	(254)	41
Teladoc Health, Inc.	Morgan Stanley	(17)	(3,751)	(2,156)	1,593

		(2,098)	(238,152)	(226,223)	10,977

Household & Personal Products
Clorox Co. (The)	Morgan Stanley	(134)	(22,361)	(22,192)	159
Kimberly-Clark Corp.	Morgan Stanley	(94)	(12,861)	(12,449)	229
Reynolds Consumer Products, Inc.	Morgan Stanley	(133)	(3,761)	(3,636)	114

		(361)	(38,983)	(38,277)	502

Materials
Alcoa Corp.	Morgan Stanley	(252)	(12,695)	(12,333)	356

The accompanying notes are an integral part of the financial statements.

62

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Amcor PLC (Jersey)	Morgan Stanley	(463)	$(5,823)	$(5,366)	$414
Avient Corp.	Morgan Stanley	(98)	(4,841)	(4,542)	275
Balchem Corp.	Morgan Stanley	(6)	(868)	(870)	(4)
Ball Corp.	Morgan Stanley	(394)	(35,072)	(35,448)	(569)
Ecolab, Inc.	Morgan Stanley	(21)	(4,623)	(4,381)	285
Element Solutions, Inc.	Morgan Stanley	(18)	(403)	(390)	12
FMC Corp.	Morgan Stanley	(64)	(6,175)	(5,860)	281
Franco-Nevada Corp. (Canada)	Morgan Stanley	(53)	(7,781)	(6,885)	877
Huntsman Corp.	Morgan Stanley	(445)	(11,771)	(13,168)	(1,456)
International Flavors & Fragrances, Inc.	Morgan Stanley	(204)	(28,973)	(27,279)	1,387
Martin Marietta Materials, Inc.	Morgan Stanley	(20)	(7,558)	(6,834)	706
PPG Industries, Inc.	Morgan Stanley	(188)	(30,753)	(26,886)	3,759
Quaker Chemical Corp.	Morgan Stanley	(6)	(1,499)	(1,426)	71
RPM International, Inc.	Morgan Stanley	(55)	(4,725)	(4,271)	451
Scotts Miracle-Gro Co. (The)	Morgan Stanley	(84)	(13,192)	(12,294)	863
Vulcan Materials Co.	Morgan Stanley	(2)	(355)	(338)	16

		(2,373)	(177,107)	(168,571)	7,724

Media & Entertainment
Angi, Inc.	Morgan Stanley	(96)	(1,050)	(1,185)	(136)
Cable One, Inc.	Morgan Stanley	(2)	(3,863)	(3,626)	228
Match Group, Inc.	Morgan Stanley	(274)	(43,603)	(43,015)	568
Nexstar Media Group, Inc., Class A	Morgan Stanley	(6)	(930)	(912)	17
Skillz, Inc.	Morgan Stanley	(124)	(1,398)	(1,218)	179
Walt Disney Co. (The)	Morgan Stanley	(48)	(8,664)	(8,120)	550
Warner Music Group Corp., Class A	Morgan Stanley	(52)	(2,250)	(2,222)	26
World Wrestling Entertainment, Inc., Class A	Morgan Stanley	(7)	(391)	(394)	(4)

		(609)	(62,149)	(60,692)	1,428

Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	Morgan Stanley	(6)	(882)	(873)	7
Apellis Pharmaceuticals, Inc.	Morgan Stanley	(163)	(9,781)	(5,372)	4,404
Arrowhead Pharmaceuticals, Inc.	Morgan Stanley	(44)	(2,857)	(2,747)	108
Arvinas, Inc.	Morgan Stanley	(22)	(2,064)	(1,808)	254
Avantor, Inc.	Morgan Stanley	(58)	(2,514)	(2,372)	140
Beam Therapeutics, Inc.	Morgan Stanley	(10)	(1,063)	(870)	192
Bridgebio Pharma, Inc.	Morgan Stanley	(1)	(54)	(47)	6
Catalent, Inc.	Morgan Stanley	(40)	(5,421)	(5,323)	95
Ionis Pharmaceuticals, Inc.	Morgan Stanley	(1)	(34)	(34)	—
Jazz Pharmaceuticals PLC (Ireland)	Morgan Stanley	(249)	(34,197)	(32,422)	1,759
Kodiak Sciences, Inc.	Morgan Stanley	(12)	(1,059)	(1,152)	(94)
Medpace Holdings, Inc.	Morgan Stanley	(3)	(571)	(568)	2
Mirati Therapeutics, Inc.	Morgan Stanley	(57)	(8,503)	(10,084)	(1,585)
Neurocrine Biosciences, Inc.	Morgan Stanley	(83)	(7,661)	(7,961)	(304)
Novavax, Inc.	Morgan Stanley	(69)	(14,378)	(14,304)	67
Perrigo Co. PLC (Ireland)	Morgan Stanley	(482)	(20,460)	(22,813)	(2,419)
Reata Pharmaceuticals, Inc., Class A	Morgan Stanley	(12)	(1,549)	(1,207)	340
Seagen, Inc.	Morgan Stanley	(18)	(3,000)	(3,056)	(58)
Syneos Health, Inc.	Morgan Stanley	(114)	(10,431)	(9,973)	453
TG Therapeutics, Inc.	Morgan Stanley	(80)	(2,600)	(2,662)	(64)

The accompanying notes are an integral part of the financial statements.

63

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Thermo Fisher Scientific, Inc.	Morgan Stanley	(20)	$(11,660)	$(11,427)	$227
Twist Bioscience Corp.	Morgan Stanley	(80)	(8,296)	(8,558)	(266)
Viatris, Inc.	Morgan Stanley	(200)	(2,966)	(2,710)	216

		(1,824)	(152,001)	(148,343)	3,480

Retailing
CarMax, Inc.	Morgan Stanley	(18)	(2,409)	(2,303)	104
Dollar General Corp.	Morgan Stanley	(46)	(9,717)	(9,758)	(63)
Dollar Tree, Inc.	Morgan Stanley	(33)	(3,244)	(3,159)	83
Etsy, Inc.	Morgan Stanley	(122)	(25,925)	(25,371)	542
Five Below, Inc.	Morgan Stanley	(29)	(5,507)	(5,127)	376
Gap, Inc. (The)	Morgan Stanley	(954)	(24,069)	(21,656)	2,402
Home Depot, Inc. (The)	Morgan Stanley	(29)	(9,576)	(9,520)	15
Lithia Motors, Inc.	Morgan Stanley	(10)	(3,671)	(3,170)	593
Qurate Retail, Inc., Series A	Morgan Stanley	(332)	(3,603)	(3,383)	218
Shutterstock, Inc.	Morgan Stanley	(3)	(355)	(340)	14
Stamps.com, Inc.	Morgan Stanley	(41)	(13,361)	(13,521)	(167)
Tractor Supply Co.	Morgan Stanley	(103)	(19,598)	(20,869)	(1,314)
Vroom, Inc.	Morgan Stanley	(116)	(4,513)	(2,560)	1,951

		(1,836)	(125,548)	(120,737)	4,754

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	Morgan Stanley	(20)	(3,525)	(3,350)	173
Brooks Automation, Inc.	Morgan Stanley	(25)	(2,660)	(2,559)	100
Cirrus Logic, Inc.	Morgan Stanley	(2)	(175)	(165)	1
Entegris, Inc.	Morgan Stanley	(82)	(10,338)	(10,324)	9
Marvell Technology, Inc.	Morgan Stanley	(128)	(7,843)	(7,720)	119
Silicon Laboratories, Inc.	Morgan Stanley	(75)	(11,036)	(10,512)	518
Texas Instruments, Inc.	Morgan Stanley	(19)	(3,759)	(3,652)	104
Wolfspeed, Inc.	Morgan Stanley	(29)	(2,936)	(2,341)	593

		(380)	(42,272)	(40,623)	1,617

Software & Services
Alliance Data Systems Corp.	Morgan Stanley	(26)	(2,610)	(2,623)	(17)
Alteryx, Inc., Class A	Morgan Stanley	(201)	(15,774)	(14,693)	1,073
Appfolio, Inc., Class A	Morgan Stanley	(22)	(2,896)	(2,649)	245
BigCommerce Holdings, Inc.	Morgan Stanley	(3)	(180)	(152)	28
BlackBerry Ltd. (Canada)	Morgan Stanley	(642)	(5,929)	(6,247)	(370)
Broadridge Financial Solutions, Inc.	Morgan Stanley	(35)	(6,057)	(5,832)	198
CDK Global, Inc.	Morgan Stanley	(31)	(1,340)	(1,319)	19
Ceridian HCM Holding, Inc.	Morgan Stanley	(120)	(11,497)	(13,514)	(2,617)
Citrix Systems, Inc.	Morgan Stanley	(266)	(29,358)	(28,560)	696
Coupa Software, Inc.	Morgan Stanley	(19)	(4,698)	(4,164)	531
Digital Turbine, Inc.	Morgan Stanley	(379)	(25,353)	(26,056)	(715)
Dynatrace, Inc.	Morgan Stanley	(7)	(448)	(497)	(49)
Everbridge, Inc.	Morgan Stanley	(5)	(733)	(755)	(23)
Fastly, Inc., Class A	Morgan Stanley	(46)	(3,786)	(1,860)	1,923
FleetCor Technologies, Inc.	Morgan Stanley	(27)	(7,212)	(7,054)	154
Guidewire Software, Inc.	Morgan Stanley	(1)	(120)	(119)	—
Intuit, Inc.	Morgan Stanley	(29)	(16,278)	(15,646)	624
Mandiant, Inc.	Morgan Stanley	(30)	(555)	(534)	20

The accompanying notes are an integral part of the financial statements.

64

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Continued)

September 30, 2021

Total Return Swaps (continued)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*

Software & Services — (continued)
Maximus, Inc.	Morgan Stanley	(43)	$(3,632)	$(3,578)	$50
Medallia, Inc.	Morgan Stanley	(10)	(337)	(339)	(2)
NCR Corp.	Morgan Stanley	(449)	(18,821)	(17,403)	1,409
Okta, Inc.	Morgan Stanley	(2)	(465)	(475)	(10)
Oracle Corp.	Morgan Stanley	(304)	(27,184)	(26,488)	674
Q2 Holdings, Inc.	Morgan Stanley	(39)	(3,266)	(3,125)	139
RingCentral, Inc., Class A	Morgan Stanley	(82)	(22,131)	(17,835)	4,286
Sailpoint Technologies Holdings, Inc.	Morgan Stanley	(139)	(6,262)	(5,960)	299
Shift4 Payments, Inc., Class A	Morgan Stanley	(19)	(1,605)	(1,473)	131
Smartsheet, Inc., Class A	Morgan Stanley	(73)	(5,227)	(5,024)	200
SolarWinds Corp.	Morgan Stanley	(62)	(1,270)	(1,037)	138
Squarespace, Inc., Class A	Morgan Stanley	(1)	(46)	(39)	7
Twilio, Inc., Class A	Morgan Stanley	(37)	(12,148)	(11,805)	337
VMware, Inc., Class A	Morgan Stanley	(4)	(599)	(595)	3
WEX, Inc.	Morgan Stanley	(115)	(23,283)	(20,256)	3,016
Zendesk, Inc.	Morgan Stanley	(4)	(514)	(466)	48
Ziff Davis, Inc.	Morgan Stanley	(3)	(422)	(410)	11

		(3,275)	(262,036)	(248,582)	12,456

Technology Hardware & Equipment
Amphenol Corp., Class A	Morgan Stanley	(30)	(2,162)	(2,197)	(42)
CDW Corp.	Morgan Stanley	(54)	(10,456)	(9,829)	605
Dell Technologies, Inc., Class C	Morgan Stanley	(7)	(734)	(728)	5
Jabil, Inc.	Morgan Stanley	(32)	(1,899)	(1,868)	30
National Instruments Corp.	Morgan Stanley	(146)	(5,972)	(5,728)	182
Teledyne Technologies, Inc.	Morgan Stanley	(64)	(28,931)	(27,493)	1,424

		(333)	(50,154)	(47,843)	2,204

Transportation
Canadian National Railway Co. (Canada)	Morgan Stanley	(142)	(16,621)	(16,422)	160
CH Robinson Worldwide, Inc.	Morgan Stanley	(368)	(33,661)	(32,016)	1,451
Expeditors International of Washington, Inc.	Morgan Stanley	(33)	(4,225)	(3,931)	291
Landstar System, Inc.	Morgan Stanley	(45)	(7,450)	(7,102)	344
TFI International, Inc. (Canada)	Morgan Stanley	(19)	(2,113)	(1,941)	166
United Airlines Holdings, Inc.	Morgan Stanley	(19)	(926)	(904)	(11)

		(626)	(64,996)	(62,316)	2,401

Utilities
AES Corp. (The)	Morgan Stanley	(221)	(5,235)	(5,045)	187
Algonquin Power & Utilities Corp. (Canada)	Morgan Stanley	(769)	(12,245)	(11,274)	540
Ameren Corp.	Morgan Stanley	(422)	(35,237)	(34,182)	137
Atmos Energy Corp.	Morgan Stanley	(85)	(7,892)	(7,497)	359
Avangrid, Inc.	Morgan Stanley	(33)	(1,692)	(1,604)	84
Black Hills Corp.	Morgan Stanley	(22)	(1,533)	(1,381)	137
CenterPoint Energy, Inc.	Morgan Stanley	(431)	(11,440)	(10,603)	769
CMS Energy Corp.	Morgan Stanley	(22)	(1,377)	(1,314)	57
DTE Energy Co.	Morgan Stanley	(2)	(235)	(223)	9
Duke Energy Corp.	Morgan Stanley	(187)	(19,962)	(18,249)	1,603
Edison International	Morgan Stanley	(638)	(41,424)	(35,390)	4,466
Entergy Corp.	Morgan Stanley	(85)	(9,061)	(8,441)	580
Evergy, Inc.	Morgan Stanley	(519)	(30,683)	(32,282)	(2,151)

The accompanying notes are an integral part of the financial statements.

65

GOTHAM SHORT STRATEGIES FUND

Portfolio of Investments (Concluded)

September 30, 2021

Total Return Swaps (concluded)

Reference Entity	Counterparty	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
Eversource Energy	Morgan Stanley	(111)	$(9,856)	$(9,075)	$698
MDU Resources Group, Inc.	Morgan Stanley	(82)	(2,477)	(2,433)	42
National Fuel Gas Co.	Morgan Stanley	(39)	(2,045)	(2,048)	(21)
NextEra Energy, Inc.	Morgan Stanley	(258)	(19,931)	(20,258)	(506)
NiSource, Inc.	Morgan Stanley	(1,292)	(33,077)	(31,305)	1,492
OGE Energy Corp.	Morgan Stanley	(450)	(15,363)	(14,832)	358
Pinnacle West Capital Corp.	Morgan Stanley	(167)	(12,919)	(12,084)	793
Portland General Electric Co.	Morgan Stanley	(81)	(4,056)	(3,806)	212
Sempra Energy	Morgan Stanley	(370)	(49,804)	(46,805)	1,369
Vistra Corp.	Morgan Stanley	(1,977)	(33,250)	(33,807)	(1,108)
Xcel Energy, Inc.	Morgan Stanley	(97)	(6,206)	(6,063)	135

		(8,360)	(367,000)	(350,001)	10,241

Total Reference Entity — Short			$(2,279,689)	$(2,210,568)	$53,638

*	Includes $(15,483) related to open trades, dividends receivables/payables and swap receivables/payables activities.

The accompanying notes are an integral part of the financial statements.

66

GOTHAM FUNDS

Statements of Assets and Liabilities

September 30, 2021

	Gotham ESG Large Value Fund	Gotham Defensive Long 500 Fund	Gotham Total Return Fund
Assets
Non-affiliated investments, at value[1,2]	$1,487,464	$33,445,508	$—
Affiliated investments, at value[3]	—	—	26,860,769
Swaps, at value(a)	—	5,391,227	—
Cash and cash equivalents	32,394	271,768	99,965
Due from broker	—	938,428	—
Receivables:
Investments sold	27,607	356,450	—
Dividends and interest	1,240	39,798	—
Investment adviser	—	—	14,474
Prepaid expenses and other assets	—	10,316	16,373

Total Assets	1,548,705	40,453,495	26,991,581

Liabilities
Due to broker	—	16	—
Obligation to return cash collateral on swap contracts (Note 1)	—	4,770,000	—
Payables:
Investments purchased	27,666	574,969	—
Investment adviser	11,834	25,051	—
Administration and accounting fees	—	8,928	7,146
12b-1 distribution fees (Investor Class Shares)	—	—	626
Transfer agent fees	—	1,913	4,865
Audit fees	—	25,336	22,906
Shareholder reporting fees	—	6,903	6,425
Accrued expenses	—	3,174	2,601

Total Liabilities	39,500	5,416,290	44,569

Net Assets	$1,509,205	$35,037,205	$26,947,012

Net Assets Consisted of:
Capital stock, $0.01 par value	$1,066	$27,223	$20,693
Paid-in capital.	1,078,151	36,807,874	23,757,307
Total distributable earnings/(loss)	429,988	(1,797,892)	3,169,012

Net Assets	$1,509,205	$35,037,205	$26,947,012

Institutional Class Shares:
Net assets	$1,509,205	$35,037,205	$23,986,660

Shares outstanding	106,597	2,722,320	1,841,398

Net asset value, offering and redemption price per share	$14.16	$12.87	$13.03

Investor Class Shares:
Net assets	N/A	N/A	$2,960,352

Shares outstanding	N/A	N/A	227,863

Net asset value, offering and redemption price per share	N/A	N/A	$12.99

[1] Non-affiliated investments, at cost	$1,278,518	$29,927,561	$—
[2] Includes market value of securities designated as collateral for swaps	$—	$14,252,401	$—
[3] Affiliated investments, at cost.	$—	$—	$24,713,908

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

67

GOTHAM FUNDS

Statements of Assets and Liabilities (Concluded)

September 30, 2021

	Gotham Enhanced 500 Plus Fund	Gotham Hedged Plus Fund	Gotham Short Strategies Fund
Assets
Non-affiliated investments, at value[1,2]	$4,973,423	$21,559,727	$1,454,005
Swaps, at value(a)	—	—	53,638
Cash and cash equivalents	18,081	109,837	—
Cash pledged on swap contracts	—	—	45,000
Due from broker	—	—	299
Deposits with brokers for securities sold short	56,234	36,763	—
Receivables:
Investments sold	76,171	383,650	94,555
Dividends and interest	4,545	28,383	962
Investment adviser	7,951	2,692	—
Prepaid expenses and other assets	641	322	15,980

Total Assets	5,137,046	22,121,374	1,664,439

Liabilities
Securities sold short, at value[3]	1,467,862	9,390,111	—
Due to broker	—	—	12,191
Payables:
Investments purchased	76,460	382,903	85,890
Audit fees	21,458	25,503	20,949
Shareholder reporting fees	7,861	5,598	5,835
Administration and accounting fees	4,370	5,517	6,384
Dividends and fees on securities sold short	1,431	7,301	—
Transfer agent fees	563	618	594
Investment adviser	—	—	11,098
Accrued expenses	932	1,248	1,399

Total Liabilities	1,580,937	9,818,799	144,340

Net Assets	$3,556,109	$12,302,575	$1,520,099

Net Assets Consisted of:
Capital stock, $0.01 par value	$2,557	$10,782	$2,578
Paid-in capital	2,601,795	10,849,163	17,989,244
Total distributable earnings/(loss)	951,757	1,442,630	(16,471,723)

Net Assets	$3,556,109	$12,302,575	$1,520,099

Institutional Class Shares:
Net assets.	$3,556,109	$12,302,575	$1,520,099

Shares outstanding.	255,705	1,078,229	257,832

Net asset value, offering and redemption price per share	$13.91	$11.41	$5.90

[1] Non-affiliated investments, at cost	$4,034,623	$19,474,454	$1,494,413
[2] Includes market value of securities designated as collateral for swaps	$—	$—	$858,626
[3] Proceeds received, securities sold short	$1,316,814	$10,325,313	$—

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

68

GOTHAM FUNDS

Statements of Operations

For the Year Ended September 30, 2021

	Gotham ESG Large Value Fund	Gotham Defensive Long 500 Fund		Gotham Total Return Fund
Investment income
Dividends from non-affiliated investments	$26,864	$783,925		$—
Dividends from affiliated investments	—	—		185,169
Less: taxes withheld	(11)	—		—
Interest	3	62		13
Income from securities loaned (Note 5)	—	173		—

Total investment income	26,856	784,160		185,182

Expenses
Administration and accounting fees (Note 2)	11,625	41,673		38,767
Advisory fees (Note 2)	10,534	569,372		—
Shareholder reporting fees	8,814	23,737		21,820
Legal fees	2,546	25,256		13,532
Registration and filing fees	2,057	25,319		32,388
Transfer agent fees (Note 2)	1,913	8,952		31,401
Audit fees	604	25,908		22,879
Trustees’ and officers’ fees (Note 2)	219	12,584		7,867
Distribution fees (Investor Class) (Note 2)	—	—		6,975
Custodian fees (Note 2)	—	8,208		8,189
Other expenses	1,769	11,677		6,509

Total expenses before recoupments, waivers and/or reimbursements	40,081	752,686		190,327

Recoupments, waivers and/or reimbursements (Note 2)	(29,546)	(183,313)		(183,352)

Net expenses after recoupments, waivers and/or reimbursements	10,535	569,373		6,975

Net investment income	16,321	214,787		178,207

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	251,422	11,285,992		—
Net realized gain from affiliated investments	—	—		3,209,776
Net realized loss from swaps	—	(872,206	)(a)	—
Capital gain distributions from affiliated investments	—	—		9,663
Net change in unrealized appreciation/(depreciation) on non-affiliated investments	99,783	(3,219,471)		—
Net change in unrealized depreciation on affiliated investments	—	—		(303,103)
Net change in unrealized depreciation on swaps	—	(3,915,296	)(a)	—

Net realized and unrealized gain on investments	351,205	3,279,019		2,916,336

Net increase in net assets resulting from operations	$367,526	$3,493,806		$3,094,543

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

69

GOTHAM FUNDS

Statements of Operations (Concluded)

For the Year Ended September 30, 2021

	Gotham Enhanced 500 Plus Fund	Gotham Hedged Plus Fund	Gotham Short Strategies Fund
Investment income
Dividends from non-affiliated investments	$85,665	$394,432	$95,723
Less: taxes withheld	(10)	(4,679)	(592)
Interest	2	11	121
Income from securities loaned (Note 5)	8	24	—

Total investment income	85,665	389,788	95,252

Expenses
Advisory fees (Note 2)	33,530	119,959	116,526
Dividends and fees on securities sold short (Note 1)	30,464	134,490	—
Administration and accounting fees (Note 2)	30,288	33,071	28,383
Shareholder reporting fees	23,079	19,816	23,086
Audit fees	22,122	26,729	20,949
Legal fees	5,079	7,451	12,975
Transfer agent fees (Note 2)	3,162	3,231	11,415
Registration and filing fees	2,753	33,307	24,030
Trustees’ and officers’ fees (Note 2)	952	3,414	3,045
Custodian fees (Note 2)	112	1,467	1,886
Other expenses	6,199	7,714	9,408

Total expenses before recoupments, waivers and/or reimbursements	157,740	390,649	251,703

Recoupments, waivers and/or reimbursements (Note 2)	(88,717)	(118,207)	(135,236)

Net expenses after recoupments, waivers and/or reimbursements	69,023	272,442	116,467

Net investment income/(loss)	16,642	117,346	(21,215)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	701,266	3,207,133	5,499,527
Net realized loss from securities sold short	(284,012)	(3,775,449)	—
Net realized loss from swaps	—	—	(13,621,262	)(a)
Net realized gain from foreign currency transactions	—	5	—
Net change in unrealized appreciation/(depreciation) on non-affiliated investments	328,132	869,036	(186,030)
Net change in unrealized appreciation/(depreciation) on securities sold short	(109,047)	858,601	—
Net change in unrealized appreciation on swaps	—	—	754,860	(a)
Net change in unrealized depreciation on foreign currency translations	—	(3)	—

Net realized and unrealized gain/(loss) on investments	636,339	1,159,323	(7,552,905)

Net increase/(decrease) in net assets resulting from operations	$652,981	$1,276,669	$(7,574,120)

(a)	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

70

GOTHAM FUNDS

Statements of Changes in Net Assets

	Gotham ESG Large Value Fund		Gotham Defensive Long 500 Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment income	$16,321	$20,168	$214,787	$625,871
Net realized gain/(loss) from investments and swaps	251,422	11,636	10,413,786	(19,931,370)
Net change in unrealized appreciation/(depreciation) on investments and swaps	99,783	(30,743)	(7,134,767)	12,518,208

Net increase/(decrease) in net assets resulting from operations	367,526	1,061	3,493,806	(6,787,291)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(60,804)	(95,342)	(476,753)	(878,804)

Net decrease in net assets from dividends and distributions to shareholders	(60,804)	(95,342)	(476,753)	(878,804)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	31,555	47,671	(22,655,205)	2,973,681

Total increase/(decrease) in net assets	338,277	(46,610)	(19,638,152)	(4,692,414)

Net assets
Beginning of year	1,170,928	1,217,538	54,675,357	59,367,771

End of year	$1,509,205	$1,170,928	$35,037,205	$54,675,357

The accompanying notes are an integral part of the financial statements.

71

GOTHAM FUNDS

Statements of Changes in Net Assets (Continued)

	Gotham Total Return Fund		Gotham Enhanced 500 Plus Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment income	$178,207	$290,492	$16,642	$32,355
Net realized gain/(loss) from investments, securities sold short and capital gain distributions from affiliated investments	3,219,439	(2,106,272)	417,254	(143,104)
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(303,103)	(861,238)	219,085	260,758

Net increase/(decrease) in net assets resulting from operations	3,094,543	(2,677,018)	652,981	150,009

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(178,762)	(1,914,251)	(32,071)	(246,579)
Investor Class	(10,943)	(178,991)	N/A	N/A

Net decrease in net assets from dividends and distributions to shareholders	(189,705)	(2,093,242)	(32,071)	(246,579)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(4,595,192)	(1,481,855)	44,339	27,241

Total increase/(decrease) in net assets	(1,690,354)	(6,252,115)	665,249	(69,329)

Net assets
Beginning of year	28,637,366	34,889,481	2,890,860	2,960,189

End of year	$26,947,012	$28,637,366	$3,556,109	$2,890,860

The accompanying notes are an integral part of the financial statements.

72

GOTHAM FUNDS

Statements of Changes in Net Assets (Concluded)

	Gotham Hedged Plus Fund		Gotham Short Strategies Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$117,346	$52,680	$(21,215)	$38,912
Net realized loss from investments, securities sold short, swaps and foreign currency transactions	(568,311)	(927,144)	(8,121,735)	(5,071,110)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swaps and foreign currency translations	1,727,634	987,330	568,830	(887,196)

Net increase/(decrease) in net assets resulting from operations	1,276,669	112,866	(7,574,120)	(5,919,394)

Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(57,670)	(174,499)	(3,624)	(70,055)
Return of capital:
Institutional Class	—	—	—	(8,407)

Net decrease in net assets from dividends and distributions to shareholders	(57,670)	(174,499)	(3,624)	(78,462)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	1,889,615	6,327,746	(28,520,694)	11,540,824

Total increase/(decrease) in net assets	3,108,614	6,266,113	(36,098,438)	5,542,968

Net assets
Beginning of year	9,193,961	2,927,848	37,618,537	32,075,569

End of year	$12,302,575	$9,193,961	$1,520,099	$37,618,537

The accompanying notes are an integral part of the financial statements.

73

GOTHAM FUNDS

Statements of Cash Flow

September 30, 2021

	Gotham Enhanced 500 Plus Fund	Gotham Hedged Plus Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$652,981	$1,276,669

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(6,564,755)	(46,435,582)
Proceeds from disposition of long-term portfolio investments	6,663,807	44,789,758
Purchases to cover securities sold short	(2,552,295)	(37,687,529)
Proceeds from securities sold short	2,422,032	37,377,320
Net realized gain/(loss) on investments, securities sold short and foreign currency transactions	(417,254)	568,311
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and foreign currency translations	(219,085)	(1,727,634)
Return of capital received from real estate investment trusts	583	844
Decrease in securities lending cash collateral	—	894
Increase in receivable for investments sold	(54,433)	(202,337)
Increase in dividends and interest receivable	(484)	(13,691)
Increase/(decrease) in receivable from investment adviser	(1,371)	8,818
Increase/(decrease) in prepaid expenses and other assets	(115)	8,408
Increase in payable for investments purchased	54,612	200,558
Increase in payable for dividends and fees on securities sold short	184	4,468
Decrease in use of cash collateral from securities lending	—	(894)
Decrease in accrued expense payable	(105)	(2,935)

Net cash used in operating activities	(15,698)	(1,834,554)

Cash flows from financing activities:
Proceeds from shares sold	27,919	4,681,900
Payment of shares redeemed.	(15,651)	(2,849,955)

Net cash provided by financing activities	12,268	1,831,945

Net decrease in cash and restricted cash	(3,430)	(2,609)
Cash and restricted cash:
Beginning of year:.	$77,745	$149,209

End of year:	$74,315	$146,600

Reconciliation of restricted and unrestricted cash at the beginning of the year to the statements of assets and liabilities:
Cash	$47,723	$114,994

Restricted Cash	$30,022	$34,215

Reconciliation of restricted and unrestricted cash at the end of the year to the statements of assets and liabilities:
Cash	$18,081	$109,837

Restricted Cash	$56,234	$36,763

Supplemental disclosure of cash flow information:
Cash received during the year for financing charges	$9,734	$68,248

The accompanying notes are an integral part of the financial statements.

74

GOTHAM FUNDS

Gotham ESG Large Value Fund

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Period Ended September 30, 2019*
Per Share Operating Performance
Net asset value, beginning of year/period	$11.27	$12.18	$10.00

Net investment income(1)	0.15	0.20	0.13
Net realized and unrealized gain/(loss) on investments	3.33	(0.16)	2.05

Total from investment operations	3.48	0.04	2.18

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.18)	—
Net realized capital gains	(0.46)	(0.77)	—

Total dividends and distributions to shareholders	(0.59)	(0.95)	—

Redemption fees	—	—	—

Net asset value, end of year/period	$14.16	$11.27	$12.18

Total investment return(2)	31.82%	(0.17)%	21.80%

Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$1,509	$1,171	$1,218
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.75%	0.75%	0.75	%(3)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)	2.85%	6.46%	6.59	%(3)
Ratio of net investment income to average net assets	1.16%	1.74%	1.49	%(3)
Portfolio turnover rate	186%	284%	169	%(5)

*	Institutional class commenced operations on December 31, 2018. Total return is calculated based on inception date of December 28, 2018, when initial seed capital was issued at $10.00 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

75

GOTHAM FUNDS

Gotham Defensive Long 500 Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$11.98	$13.20	$13.78	$11.71	$9.99

Net investment income(1)	0.06	0.14	0.13	0.09	0.04
Net realized and unrealized gain/(loss) on investments	0.96	(1.17)	0.32	2.06	1.68

Total from investment operations	1.02	(1.03)	0.45	2.15	1.72

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.08)	(0.07)	(0.08)	—
Net realized capital gains	—	(0.11)	(0.96)	—	—

Total dividends and distributions to shareholders	(0.13)	(0.19)	(1.03)	(0.08)	—

Redemption fees	—	0.00 (2)	—	—	—

Net asset value, end of year	$12.87	$11.98	$13.20	$13.78	$11.71

Total investment return(3)	8.65%	(7.95)%	3.71%	18.42%	17.10%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$35,037	$54,675	$59,368	$11,031	$7,940
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.35%	1.35%	3.21%	3.51%	3.80%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(4)(5)	1.78%	1.66%	3.81%	4.08%	5.01%
Ratio of net investment income to average net assets (including dividend and interest expense)	0.51%	1.11%	1.03%	0.73%	0.39%
Portfolio turnover rate	163%	294%	429%	220%	259%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 1.42%, 1.50% and 1.50% for the years ended September 30, 2019, 2018 and 2017, respectively.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

76

GOTHAM FUNDS

Gotham Total Return Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance

Net asset value, beginning of year	$11.70		$13.28	$13.38	$11.60	$10.02

Net investment income(1)	0.08		0.11	0.05	0.03	0.01
Net realized and unrealized gain/(loss) on investments	1.33		(0.91)	0.03	1.80	1.58

Total from investment operations	1.41		(0.80)	0.08	1.83	1.59

Dividends and distributions to shareholders from:
Net investment income	(0.08)		(0.11)	(0.05)	(0.04)	(0.01)
Net realized capital gains	(0.00	)(2)	(0.67)	(0.13)	(0.01)	—

Total dividends and distributions to shareholders	(0.08)		(0.78)	(0.18)	(0.05)	(0.01)

Redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	—	—

Net asset value, end of year	$13.03		$11.70	$13.28	$13.38	$11.60

Total investment return(4)	12.17%		(6.54)%	0.67%	15.73%	15.82%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$23,987		$25,967	$32,167	$26,218	$18,539
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.00%		0.00%	0.00%	0.00%	0.02%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	0.66%		0.59%	0.69%	0.51%	0.74%
Ratio of net investment income to average net assets	0.68%		0.94%	0.35%	0.27%	0.09%
Portfolio turnover rate	85%		55%	3%	1%	27%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

77

GOTHAM FUNDS

Gotham Total Return Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class Shares
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$11.67		$13.24	$13.35	$12.60

Net investment income/(loss)(1)	0.05		0.08	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments	1.32		(0.90)	0.03	0.77

Total from investment operations	1.37		(0.82)	0.04	0.75

Dividends and distributions to shareholders from:
Net investment loss	(0.05)		(0.08)	(0.02)	—
Net realized capital gains	(0.00	)(2)	(0.67)	(0.13)	—

Total dividends and distributions to shareholders	(0.05)		(0.75)	(0.15)	—

Redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	—

Net asset value, end of year/period	$12.99		$11.67	$13.24	$13.35

Total investment return(4)	11.80%		(6.70)%	0.40%	5.95%
Ratios/Supplemental Data
Net assets, end of year year/period (in 000s)	$2,960		$2,670	$2,723	$2,110
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	0.25%		0.25%	0.25%	0.25	%(5)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(6)	0.91%		0.84%	0.93%	0.76	%(5)
Ratio of net investment income/(loss) to average net assets	0.37%		0.67%	0.08%	(0.24	)%(5)
Portfolio turnover rate	85%		55%	3%	1	%(7)

*	Investor Class commenced operations on January 2, 2018. Total return is calculated based on inception date of December 29, 2017, when initial seed capital was issued at $12.60 per share.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.
(6)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

78

GOTHAM FUNDS

Gotham Enhanced 500 Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$11.47	$11.86	$13.99	$11.86	$9.99

Net investment income(1)	0.07	0.13	0.10	0.13	0.09
Net realized and unrealized gain on investments	2.50	0.47	0.07	2.20	1.78

Total from investment operations	2.57	0.60	0.17	2.33	1.87

Dividends and distributions to shareholders from:
Net investment income	(0.13)	(0.14)	(0.12)	(0.16)	—
Net realized capital gains	—	(0.85)	(2.18)	(0.04)	—

Total dividends and distributions to shareholders	(0.13)	(0.99)	(2.30)	(0.20)	—

Redemption fees	—	—	—	—	—

Net asset value, end of year	$13.91	$11.47	$11.86	$13.99	$11.86

Total investment return(2)	22.56%	4.95%	2.78%	19.86%	18.60%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$3,556	$2,891	$2,960	$2,881	$2,399
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any(3)	2.06%	2.21%	2.20%	2.10%	2.21%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(3)(4)	4.70%	5.04%	5.23%	4.24%	5.28%
Ratio of net investment income to average net assets	0.50%	1.15%	0.90%	0.97%	0.83%
Portfolio turnover rate	140%	263%	274%	224%	237%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 1.15%, 1.15%, 1.15%, 1.15% and 1.15% for the years ended September 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

79

GOTHAM FUNDS

Gotham Hedged Plus Fund

Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year	$10.58	$11.31	$12.87	$11.43	$10.08

Net investment income(1)	0.10	0.12	0.10	0.06	0.01
Net realized and unrealized gain/(loss) on investments	0.78	(0.17)	(0.44)	1.64	1.49

Total from investment operations	0.88	(0.05)	(0.34)	1.70	1.50

Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.12)	(0.06)	(0.09)	(0.11)
Net realized capital gains	—	(0.56)	(1.16)	(0.17)	(0.04)

Total dividends and distributions to shareholders	(0.05)	(0.68)	(1.22)	(0.26)	(0.15)

Redemption fees	—	—	—	—	—

Net asset value, end of year	$11.41	$10.58	$11.31	$12.87	$11.43

Total investment return(2)	8.37%	(0.82)%	(2.45)%	15.00%	15.01%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$12,303	$9,194	$2,928	$2,665	$2,319
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any(3)	2.27%	2.51%	2.68%	2.71%	3.10%
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(3)(4)	3.26%	4.81%	6.97%	5.57%	8.46%
Ratio of net investment income to average net assets	0.98%	1.11%	0.84%	0.48%	0.09%
Portfolio turnover rate	218%	353%	239%	227%	183%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)

Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 1.15%, 1.15%, 1.15%, 1.15% and 1.15% for the years ended September 30, 2021, 2020, 2019, 2018, and 2017, respectively.

(4)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).

The accompanying notes are an integral part of the financial statements.

80

GOTHAM FUNDS

Gotham Short Strategies Fund

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017*
Per Share Operating Performance
Net asset value, beginning of year/period	$7.42		$8.78		$9.05	$10.07	$10.00

Net investment income/(loss)(1)	(0.02)		0.01		0.03	(0.03)	0.02
Net realized and unrealized gain/(loss) on investments	(1.50)		(1.35)		(0.09)	(0.97)	0.05

Total from investment operations	(1.52)		(1.34)		(0.06)	(1.00)	0.07

Dividends and distributions to shareholders from:
Net investment income	(0.00	)(2)	(0.02)		—	(0.02)	—
Net realized capital gains	—		—		(0.21)	—	—
Return of capital	—		(0.00	)(2)	—	—	—

Total dividends and distributions to shareholders	(0.00	)(2)	(0.02)		(0.21)	(0.02)	—

Redemption fees	0.00	(3)	0.00	(3)	0.00 (3)	—	—

Net asset value, end of year/period	$5.90		$7.42		$8.78	$9.05	$10.07

Total investment return(4)	(20.47)%		(15.27)%		(0.81)%	(9.90)%	0.70%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$1,520		$37,619		$32,076	$1,591	$18,328
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any	1.35%		1.35%		1.35%	1.35%	1.35	%(5)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(6)	2.92%		1.88%		2.20%	2.49%	3.06	%(5)
Ratio of net investment income/(loss) to average net assets	(0.25)%		0.12%		0.39%	(0.30)%	1.19	%(5)
Portfolio turnover rate	459%		692%		616%	591%	165	%(7)(8)

*	Commencement of operations. Initial seed capital was issued at $10.00 per share on July 31, 2017.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
(7)	Not annualized.
(8)	Portfolio turnover rate excludes securities received from processing a subscription due to a reorganization.

The accompanying notes are an integral part of the financial statements.

81

GOTHAM FUNDS

Notes to Financial Statements

September 30, 2021

1. Organization and Significant Accounting Policies

The Gotham ESG Large Value Fund, the Gotham Defensive Long 500 Fund, the Gotham Total Return Fund, the Gotham Enhanced 500 Plus Fund, the Gotham Hedged Plus Fund and the Gotham Short Strategies Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds, except for the Gotham Total Return Fund, offers one class of shares, Institutional Class. The Gotham Total Return Fund offers two classes of shares, Institutional Class and Investor Class. The Funds’ commencement of operations are as follows:

Gotham ESG Large Value Fund (“ESG Large Value”)	December 31, 2018
Gotham Defensive Long 500 Fund (“Defensive Long 500”)	September 30, 2016
Gotham Total Return Fund (“Total Return”) (operates as a “Fund of Funds”)	March 31, 2015
Gotham Enhanced 500 Plus Fund (“Enhanced 500 Plus”)	September 30, 2016
Gotham Hedged Plus Fund (“Hedged Plus”)	March 31, 2016
Gotham Short Strategies Fund (“Short Strategies”)	July 31, 2017

All the Funds, except for ESG Large Value and Total Return, seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. ESG Large Value seeks to achieve its investment objective by primarily investing in long positions of equity securities. Total Return seeks to achieve its investment objective by primarily investing in other funds advised by Gotham.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. Over the Counter (“OTC”) investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to Gotham Asset Management, LLC (“Gotham” or “the Adviser”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security, asset or liability will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

82

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for the following: total return swaps with end of period unrealized appreciation of $5,391,227 and $53,638 held by Defensive Long 500 and Short Strategies, respectively. These securities are considered Level 2 as of and for the year ended September 30, 2021.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2021, there were no transfers in or out of Level 3 for the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. The Fund records as dividend income the

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amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statements of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, capitalized dividends on short sales, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

Short Sales — All Funds except for ESG Large Value may sell securities short. Total Return indirectly invests in short sales through its underlying securities. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission (“SEC”) and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2021, the following Funds had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:

	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Enhanced 500 Plus	$1,467,862	$4,029,793	$56,234
Hedged Plus	9,390,111	16,202,122	36,763

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In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statements of Operations. In those instances where rebate income is in excess of dividends on securities sold short and finance charges, the net amount is shown in the Investment Income section on the Statements of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Funds had net charges as shown in the table below for the year ended September 30, 2021:

	Dividends on Securities Sold Short	Rebate (Income)/Fees
Enhanced 500 Plus	$20,730	$3,155
Hedged Plus	66,242	25,707

The following Funds utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Funds’ respective investment objectives. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statements of Operations and are as follows for the year ended September 30, 2021:

	Short Sales (Deposits) Proceeds	Financing Charges
Enhanced 500 Plus	$1,436,836	$6,579
Hedged Plus	9,188,633	42,541

Swap Agreements — A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.

Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits

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(“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2021, only Defensive Long 500 and Short Strategies held total return swaps.

For the year ended September 30, 2021, the quarterly average notional volume of the total return swaps for each Fund was as follows:

Notional Amount
Defensive Long 500	$(5,703,142)
Short Strategies	(13,422,049)

Counterparty Risk — During the year ended September 30, 2021, Defensive Long 500 and Short Strategies were subject to counterparty risk. Certain of the derivatives entered into by the Funds may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Funds to suffer a loss. If a counterparty defaults on its payment obligations to the Funds, this default will cause the value of an investment in the Funds to decrease. In addition, to the extent the Funds deal with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.

The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Funds will not sustain a loss on a transaction as a result.

Liquidity Risk — During the year ended September 30, 2021, Defensive Long 500 and Short Strategies were subject to liquidity risk. The Funds may be subject to liquidity risk primarily due to investments in derivatives. The Funds may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Funds may be unable to sell the asset or sell it at a reasonable price. In addition, the Funds may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Funds in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Funds may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Funds may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — During the year ended September 30, 2021, Defensive Long 500 and Short Strategies were subject to a Master Netting agreement. In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Funds and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the

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counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

LIBOR Phase-out Risk — The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Overnight Rates (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which the Funds invest, as well as other unforeseen effects, could result in losses to the Funds.

Collateral Requirements — During the year ended September 30, 2021, Defensive Long 500 and Short Strategies were subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Funds generally agree not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

				Gross Amount Not Offset in the
				Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged/(Received)*	Net Amount**
Defensive Long 500	$5,391,227	$—	$5,391,227	$—	$(4,770,000)	$621,227
Short Strategies	53,638	—	53,638	—	—	53,638

*	Amount disclosed is limited to the amount of assets presented in each Statements of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.
**	Net amount represents the net receivable from the counterparty in the event of a default.

ESG Strategy Risk — The ESG Large Value’s ESG strategies could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG policy may result in the Fund’s forgoing opportunities to buy certain securities when

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September 30, 2021

it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG policy do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

2. Transactions with Related Parties and Other Service Providers

Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:

ESG Large Value(1)	0.75%
Defensive Long 500	1.35%
Total Return(2)	—%
Enhanced 500 Plus	1.00%
Hedged Plus	1.00%
Short Strategies	1.35%

(1)

Effective May 1, 2021, ESG Large Value entered into a Support, Service and Fee Assumption Agreement with Gotham, whereby Gotham will assume and undertake to pay substantially all Fund expenses, except investment advisory fees.

(2)

For Total Return (the “Fund”), Gotham is not entitled to receive an investment advisory fee on assets invested in mutual funds advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets invested in investments other than an underlying fund. Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, but does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an investment advisory fee on such assets.

The Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Expense Limitation amounts, as a percentage of average daily net assets, in effect during the year ended September 30, 2021.

	Institutional Class	Investor Class	Termination Date
ESG Large Value	0.75%	N/A	January 31, 2022
Defensive Long 500	1.35%	N/A	January 31, 2022
Total Return(1)	0.00%	0.25%	January 31, 2022
Enhanced 500 Plus	1.15%	N/A	January 31, 2022
Hedged Plus	1.15%	N/A	January 31, 2022
Short Strategies	1.35%	N/A	January 31, 2022

(1) Per the Expense Limitation agreement for the Fund, the expenses subject to the expense limitation are also exclusive of management fees, if any.

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For the year ended September 30, 2021, investment advisory fees accrued and waivers were as follows:

	Gross Advisory Fee	Recoupments, Waivers and/or Reimbursements	Net Advisory Fee/ (Reimbursement)
ESG Large Value	$10,534	$(29,546)	$(19,012)
Defensive Long 500	569,372	(183,313)	386,059
Total Return	—	(183,352)	(183,352)
Enhanced 500 Plus	33,530	(88,717)	(55,187)
Hedged Plus	119,959	(118,207)	1,752
Short Strategies	116,526	(135,236)	(18,710)

For all Funds, except for ESG Large Value, Defensive Long 500 and Short Strategies, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2021, the amounts of potential reimbursement from the Funds to the Adviser are as follows:

	Expiration 09/30/2022	Expiration 09/30/2023	Expiration 09/30/2024	Expiration Total
Total Return
Institutional Class	$200,356	$170,911	$164,802	$536,069
Investor Class	18,489	17,025	18,550	54,064
Enhanced 500 Plus	84,996	79,156	88,717	252,869
Hedged Plus	120,723	109,329	118,207	348,259

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Class shares of Total Return, in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, Total

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Return compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis of the average daily net assets of Total Return’s Investor Class shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

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Investment in Affiliated Funds

The following table lists each issuer owned by Total Return that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuers during the year ended September 30, 2021:

Name of Issuer	Value at 09/30/20	Purchase Cost	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 09/30/21	Shares Held at 09/30/21	Dividend Income
Gotham Defensive Long 500 Fund	$12,904,078	$95,203	$10,083,830	$331,230	$(557,572)	$2,689,109	208,944	$31,125
Gotham Enhanced 500 ETF	—	5,572,438	335,545	73	145,398	5,382,364	232,600	—
Gotham Enhanced S&P 500 Index Fund	—	4,281,578	987,295	80,727	654,441	4,029,451	250,744	40,908
Gotham Hedged Core Fund	3,411,033	2,195,264	2,223,562	184,949	489,343	4,057,027	314,987	32,846
Gotham Hedged Plus Fund	—	4,446,062	2,272,275	168,056	364,998	2,706,841	237,234	19,161
Gotham Index Plus Fund	5,790,088	110,332	6,968,795	2,799,095	(1,730,720)	—	—	60,930
Gotham Large Value Fund	1,061,959	5,572,898	1,471,857	275,099	(113,508)	5,324,591	318,647	—
Gotham Neutral Fund	4,256,076	318,226	1,933,181	(232,567)	262,832	2,671,386	286,629	—
Gotham Short Strategies Fund	1,086,822	621,810	1,493,431	(396,886)	181,685	—	—	199

Total	$28,510,056			$3,209,776	$(303,103)	$26,860,769		$185,169

3. Investment in Securities

For the year ended September 30, 2021, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
ESG Large Value	$2,558,165	$2,573,180
Defensive Long 500	64,571,665	91,106,700
Total Return	23,213,811	27,769,771
Enhanced 500 Plus	6,530,631	6,627,092
Hedged Plus	46,342,015	44,692,759
Short Strategies	42,298,480	82,274,997

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For the year ended September 30, 2021, the Funds had no purchases and sales of U.S. Government securities.

4. Capital Share Transactions

For the years ended September 30, 2021 and 2020, transactions in capital shares of the Funds (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Value	Shares	Value
ESG Large Value:
Institutional Class
Sales	—	$—	—	$—
Reinvestments	2,654	31,555	3,943	47,671
Redemption Fees*	—	—	—	—
Redemptions	—	—	—	—

Net increase	2,654	$31,555	3,943	$47,671

Defensive Long 500:
Institutional Class
Sales	14,121	$169,005	1,785,878	$21,079,978
Reinvestments	42,153	476,753	66,026	878,804
Redemption Fees*	—	—	—	2,017
Redemptions	(1,896,428)	(23,300,963)	(1,785,995)	(18,987,118)

Net increase/(decrease)	(1,840,154)	$(22,655,205)	65,909	$2,973,681

Total Return:
Institutional Class
Sales	4,359	$50,461	325,525	$4,134,781
Reinvestments	13,436	151,823	127,914	1,652,650
Redemption Fees*	—	45	—	82
Redemptions	(395,576)	(4,790,616)	(657,113)	(7,623,112)

Net decrease	(377,781)	$(4,588,287)	(203,674)	$(1,835,599)

Investor Class
Sales	16,324	$198,612	92,479	$1,150,847
Reinvestments	969	10,943	13,865	178,991
Redemption Fees*	—	5	—	8
Redemptions	(18,296)	(216,465)	(83,091)	(976,102)

Net increase/(decrease)	(1,003)	$(6,905)	23,253	$353,744

Total net decrease	(378,784)	$(4,595,192)	(180,421)	$(1,481,855)

Enhanced 500 Plus:
Institutional Class
Sales	2,223	$27,919	2,136	$23,898
Reinvestments	2,670	32,071	21,275	246,579
Redemption Fees*	—	—	—	—
Redemptions	(1,303)	(15,651)	(20,986)	(243,236)

Net increase	3,590	$44,339	2,425	$27,241

92

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Value	Shares	Value
Hedged Plus:
Institutional Class
Sales	467,743	$4,681,900	639,213	$6,650,000
Reinvestments	6,077	57,670	15,608	174,499
Redemption Fees*	—	—	—	—
Redemptions	(264,777)	(2,849,955)	(44,569)	(496,753)

Net increase	209,043	$1,889,615	610,252	$6,327,746

Short Strategies:
Institutional Class
Sales	253,119	$1,646,780	2,164,344	$17,640,696
Reinvestments	598	3,554	9,232	76,810
Redemption Fees*	—	78	—	404
Redemptions	(5,067,579)	(30,171,106)	(754,740)	(6,177,086)

Net increase/(decrease)	(4,813,862)	$(28,520,694)	1,418,836	$11,540,824

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

Significant Shareholders

As of September 30, 2021, the Funds below had shareholders that held 10% or more of the total outstanding shares of each respective Fund. Transactions by these shareholders may have a material impact on each respective Fund.

ESG Large Value
Affiliated Shareholders	100%
Defensive Long 500
Affiliated Fund	8%
Non-affiliated Shareholders	84%
Total Return
Affiliated Shareholders	27%
Non-affiliated Shareholders	49%
Enhanced 500 Plus
Non-affiliated Shareholders	97%
Hedged Plus
Affiliated Fund	22%
Non-affiliated Shareholders	78%
Short Strategies
Affiliated Shareholders	60%
Non-affiliated Shareholders	21%

93

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

5. Securities Lending

All Funds may lend securities to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments and/or securities consistent with the Fund’s investment objective. Securities purchased with cash collateral are included in market value of securities designated as collateral for securities on loan on the Statements of Assets and Liabilities. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds pay a fee on the cash collateral received by the Funds at a rate equal to the Federal Funds (Open) rate plus 40 basis points with respect to the cash collateral received on those securities on loan that have a rebate that equals or exceeds the greater of either the Federal Funds (Open) rate minus 10 basis points or zero. These fees are included in the fees on cash collateral on the Statements of Operations. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. Securities on loan are not used as collateral for swaps or as collateral for short securities, if any. During the year ended September 30, 2021, the Funds listed below each had securities lending programs. The Funds had no open securities lending transactions as of September 30, 2021, and the income generated from the programs during the year ended September 30, 2021, with respect to such loans was as follows:

	Market Value of Securities Loaned	Cash Collateral Received	Market Value of Non-cash Collateral	Income Received from Securities Lending
Defensive Long 500	$—	$—	$—	$173
Enhanced 500 Plus	—	—	—	8
Hedged Plus	—	—	—	24

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received from that counterparty and create one single net payment due to or from the Funds. The Funds had no open securities lending transactions which were subject to a MSLA as of September 30, 2021.

6. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. Permanent differences as of September 30, 2021, were primarily attributed to return of capital, redesignation of dividends paid and capitalized dividends on short sales. As of September 30, 2021, there were no reclassifications within the components of net assets.

94

GOTHAM FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

The tax character of distributions paid by the Funds during the year ended September 30, 2021, were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
ESG Large Value	$13,302	$47,502	$—
Defensive Long 500	476,753	—	—
Total Return	189,705	—	—
Enhanced 500 Plus	32,071	—	—
Hedged Plus	57,670	—	—
Short Strategies	3,624	—	—

The tax character of distributions paid by the Funds during the year ended September 30, 2020, were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
ESG Large Value	$95,326	$16	$—
Defensive Long 500	370,405	508,399	—
Total Return	309,540	1,783,702	—
Enhanced 500 Plus	40,676	205,903	—
Hedged Plus	30,340	144,159	—
Short Strategies	70,055	—	8,407

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
ESG Large Value	$—	$56,152	$184,463	$189,373	$—
Defensive Long 500	(10,025,927)	165,147	—	8,062,888	—
Total Return	—	449,941	621,623	2,097,448	—
Enhanced 500 Plus	—	9,961	341,295	600,501	—
Hedged Plus	(592,028)	116,113	—	1,918,545	—
Short Strategies	(16,452,807)	—	—	5,923	(24,839)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The temporary differences as of September 30, 2021, were primarily attributed to wash sales and deferral of loss on unsettled short sale transactions. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

As of September 30, 2021, the federal tax cost, aggregated gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

95

GOTHAM FUNDS

Notes to Financial Statements (Concluded)

September 30, 2021

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
ESG Large Value	$1,298,091	$225,927	$(36,554)	$189,373
Defensive Long 500	30,773,847	10,591,245	(7,919,584)	2,671,661
Total Return	24,763,321	2,332,927	(235,480)	2,097,447
Enhanced 500 Plus	4,221,874	1,187,218	(435,669)	751,549
Hedged Plus	20,576,381	3,625,441	(2,642,096)	983,345
Short Strategies	1,501,720	186,432	(180,509)	5,923

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2021. For the year ended September 30, 2021, the Funds deferred to October 1, 2021 the following losses:

	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Short Strategies	$24,839	$—	$—

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. For Short Strategies, the future use of available capital loss carryforwards may be subject to limitation under Internal Revenue Code Section 382. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the following Funds had long-term and short-term capital loss carryforwards in the following amounts:

	Capital Loss Carryforward
	Short-Term	Long-Term
Defensive Long 500	$10,025,927	$—
Hedged Plus	592,028	—
Short Strategies	16,412,396	40,411

For the year ended September 30, 2021, the following Funds utilized capital losses as follows:

Capital Losses Utilized
Defensive Long 500	$8,890,563
Total Return	1,969,312

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

96

GOTHAM FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Gotham ESG Large Value Fund, Gotham Defensive Long 500 Fund, Gotham Total Return Fund, Gotham Enhanced 500 Plus Fund, Gotham Hedged Plus Fund and Gotham Short Strategies Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gotham ESG Large Value Fund, Gotham Defensive Long 500 Fund, Gotham Total Return Fund, Gotham Enhanced 500 Plus Fund, Gotham Hedged Plus Fund, and Gotham Short Strategies Fund (six of the funds constituting FundVantage Trust, referred to hereafter collectively as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, and for Gotham Enhanced 500 Plus Fund and Gotham Hedged Plus Fund, the statements of cash flow for the year ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021, for Gotham Enhanced 500 Plus Fund and Gotham Hedged Plus Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, PA

November 23, 2021

We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

97

GOTHAM FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2021. The information and distributions reported here in may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended September 30, 2021 the following dividends and distributions were paid by each of the Funds:

	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
ESG Large Value	$13,302	$47,502	$—
Defensive Long 500	476,753	—	—
Total Return	189,705	—	—
Enhanced 500 Plus	32,071	—	—
Hedged Plus	57,670	—	—
Short Strategies	3,624	—	—

Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2021 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:

ESG Large Value	83.24%
Defensive Long 500	100.00%
Total Return	28.57%
Enhanced 500 Plus	100.00%
Hedged Plus	100.00%
Short Strategies	100.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

ESG Large Value	82.42%
Defensive Long 500	100.00%
Total Return	28.62%
Enhanced 500 Plus	100.00%
Hedged Plus	100.00%
Short Strategies	100.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

ESG Large Value	0.24%
Defensive Long 500	0.76%
Total Return	0.01%
Hedged Plus	0.69%
Short Strategies	17.01%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Total Return	100.00%

98

GOTHAM FUNDS

Shareholder Tax Information (Concluded)

(Unaudited)

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

99

GOTHAM FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Gotham

At a meeting held by videoconference on June 21-22, 2021 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Defensive Long 500 Fund, Gotham Enhanced 500 Plus Fund, Gotham ESG Large Value Fund, Gotham Hedged Plus Fund, Gotham Short Strategies Fund and Gotham Total Return (together the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to each Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c) Response”) regarding (i) the services performed or to be performed by Gotham for the Gotham Funds, (ii) the composition and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Gotham 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Gotham Fund compared against its Lipper Index and its benchmark; compliance with the Gotham Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from Gotham invited to participate in the Meeting regarding Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

The Trustees considered the services provided by or to be provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and

100

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

their experience. Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Gotham are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the provision of those services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Agreement.

The Board discussed Gotham’s business continuity plan, and its ability to continue to manage the Gotham Funds effectively in light of the ongoing COVID-19 pandemic, continuing federal, state and local responses thereto and related volatility in the financial markets.

The Trustees considered the investment performance for the Gotham Funds (as applicable) and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the since inception, year-to-date, one year, two year, three year, five year, ten year and since inception periods ended March 31, 2021, as applicable. The Trustees considered the short term and long term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

Gotham Defensive Long 500 Fund. The Trustees noted that the Gotham Defensive Long 500 Fund underperformed the S&P 500 Total Return Index for the one year, three year and since inception periods ended March 31, 2021 and outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2021. The Trustees further noted that the Gotham Defensive Long 500 Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date and since inception periods ended March 31, 2021 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the one year and three year periods ended March 31, 2021.

Gotham Enhanced 500 Plus Fund. The Trustees noted that the Gotham Enhanced 500 Plus Fund underperformed the S&P 500 Total Return Index for the one year, two year, three year and since inception periods ended March 31, 2021 and outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2021. They further noted that the Gotham Enhanced 500 Plus Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, one year, three year and since inception periods ended March 31, 2021.

Gotham ESG Large Value Fund. The Trustees noted that the Gotham ESG Large Value Fund underperformed the S&P 500 Total Return Index for the one year, two year and since inception periods ended March 31, 2021 and outperformed the S&P 500 Total Return Index for the year-to-date period ended March 31, 2021. They further noted that the Gotham ESG Large Value Fund underperformed the Lipper Multi-Cap Core Funds Index for the one year, two year and since inception periods ended March 31, 2021 and outperformed the Lipper Multi-Cap Core Funds Index for the year-to-date period ended March 31, 2021.

Gotham Hedged Plus Fund. The Trustees noted that the Gotham Hedged Plus Fund outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date, period ended March 31, 2021 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the one year, three year, five year and since inception periods ended March 31, 2021. The Trustees further noted that the Gotham Hedged Plus Fund underperformed the HFRX Equity Hedge Index for the one year and three year periods ended March 31, 2021 and outperformed the HFRX Equity Hedge Index for the year-to-date, five year and since inception periods ended March 31, 2021.

Gotham Short Strategies Fund. The Trustees noted that that the Gotham Short Strategies Fund underperformed the Lipper Alternative Long/Short Equity Index for the year-to-date, one year, three year and since inception periods ended March 31, 2021. The Trustees further noted that the Gotham Short Strategies Fund outperformed the S&P 500 Inverse 50% Index for the year-to-date period ended March 31, 2021 and underperformed the S&P 500 Inverse 50% Index for the one year, three year and since inception periods ended March 31, 2021.

Gotham Total Return Fund. The Trustees noted that the Gotham Total Return Fund Institutional Class shares outperformed the Lipper Alternative Long/Short Equity Funds Index for the year-to-date and since inception periods ended March 31, 2021 and underperformed the Lipper Alternative Long/Short Equity Funds Index for the one year, three year and five year periods ended

101

GOTHAM FUNDS

Other Information (Continued)

(Unaudited)

March 31, 2021. They further noted that the Gotham Total Return Fund Institutional Class shares outperformed the HFRX Equity Hedge Index for the year-to-date, three year, five year and since inception periods ended March 31, 2021 and underperformed the HFRX Equity Hedge Index for the one year period ended March 31, 2021.

The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Gotham had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Funds and any other ancillary benefit resulting from the Gotham’s relationship with the Funds.

The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Gotham Defensive Long 500 Fund. The contractual advisory fee and net total expense ratio for the Gotham Defensive Long 500 Fund’s Institutional Class shares were higher and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Defensive Long 500 Fund’s Peer Group with $250 million or less in assets.

Gotham Enhanced 500 Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced 500 Plus Fund’s Institutional Class shares were equal to and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced 500 Plus Fund’s Peer Group with $250 million or less in assets.

Gotham ESG Large Value Fund. The contractual advisory fee and net total expense ratio for the Gotham ESG Large Value Fund’s Institutional Class shares were higher than and lower than, respectively, the median of the contractual advisory fee and net total expense ratio for those funds in the Gotham ESG Large Value Fund’s Peer Group with $250 million or less in assets.

Gotham Hedged Plus Fund. The contractual advisory fee and the net total expense ratio for the Gotham Hedged Plus Fund’s Institutional Class shares were equal to and lower than, respectively, the median gross advisory fee and net total expense ratio for those funds in the Gotham Hedged Plus Fund’s Peer Group with $250 million or less in assets.

Gotham Short Strategies Fund. The contractual advisory fee and net total expense ratio for the Gotham Short Strategy Fund’s Institutional Class shares were higher and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Short Strategies Fund’s Peer Group with $250 million or less in assets.

Gotham Total Return Fund. The net advisory fee and net total expense ratio for the Gotham Total Return Fund’s Institutional Class shares were lower than the median net advisory fee and net total expense ratio for those funds in the Gotham Total Return Fund’s Peer Group with $250 million or less in assets. The Trustees discussed that the Gotham Total Return Fund is a “fund of funds,” and that there is no advisory fee in respect of assets invested in other funds advised by Gotham. The Trustees noted that the Gotham Total Return Fund does not collect an advisory fee because it invests only in other series of the Trust advised by Gotham.

The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.

102

GOTHAM FUNDS

Other Information (Concluded)

(Unaudited)

The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.

The Trustees considered the extent to which economies of scale may be realized relative to fee levels, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted Gotham’s representation that none of the Funds have reached an asset size at which economies of scale would traditionally be considered to exist, and Gotham’s belief that breakpoints are not appropriate at this time. The Board further considered Gotham’s representation that the nature of the various Funds’ investment strategies were such that future capacity was constrained based on Gotham’s ability to implement the strategy above certain asset levels, and as such the Funds’ ability to achieve future economies of scale were limited relative to more traditional asset classes. Based on the foregoing information, the Board concluded that economies of scale did not yet exist for the Funds and that therefore it was not yet necessary to consider whether the fee structure of the Funds provided an adequate mechanism for sharing the benefit of any such economies.

After consideration of all the factors, taking into consideration the information presented at the Board Meeting, the entire Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

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GOTHAM FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.

If you have questions or comments about our privacy practices, please call us at 1 (877) 974-6852.

104

GOTHAM FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5704.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	31	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	31	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

105

GOTHAM FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	31	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	31

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

106

GOTHAM FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	31	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

107

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Investment Adviser

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

GOTII-0921

Sirios Long/Short Fund

Sirios Focus Fund

of

FundVantage Trust

Institutional Class

ANNUAL REPORT

September 30, 2021

IMPORTANT NOTE: As permitted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary. Instead, shareholder reports are available on the Sirios Funds’ website (www.sirioslp.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper, free of charge. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through the Funds, call toll-free at (866) 640-5704 or write to:

Sirios Funds

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 9829

Providence, RI 02940-8029

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

SIRIOS LONG/SHORT FUND

Annual Investment Adviser’s Report

September 30, 2021

(Unaudited)

Dear Fellow Shareholder:

The Sirios Long/Short Fund’s Institutional Class shares (SLHIX) returned 17.93% net of expenses for the fiscal year ended September 30, 2021, while the HFRX Equity Hedge Index returned 17.74%.

The Sirios Long/Short Fund is a liquid, long/short strategy that seeks to achieve long-term capital appreciation. The Fund’s long exposure is comprised of companies exhibiting earnings growth potential and attractive valuation. Meanwhile, short exposure includes sector and index hedges, as well as mega-capitalization, single-stock positions. Single-stock and index put options may also be utilized.

Portfolio Review

For the fiscal year, long common equity positions contributed 32.77% to gross performance, while short common equity positions detracted 12.28% and short fixed income positions detracted 0.80%. Other income, expenses, and currency hedges detracted 1.76%. Geographically, common equity positions in North America and Europe contributed 14.67% and 5.02%, respectively, to gross performance. The most significant individual positive long contributors (+10.35%) were Alcon (Switzerland), IHS Markit, J.P.Morgan, Eli Lilly, and Airbus (France). The most significant long detractors (1.54%) were London Stock Exchange (U.K.), Discovery, Allison Transmission, ON24, and Amazon.

Exposure Analysis

Total net exposure as of fiscal year-end was 60%, as compared to 62% the prior fiscal year-end, as gross long exposure increased by 2% while gross short exposure increased by 4%. Net exposure is balanced across the Consumer (+14%), Health Care (+14%), Financials/RE (+13%), Technology/Communications (+13%), and Energy/Industrials (+9%) sectors. During the fiscal year, net exposure increased in the Financials/RE (+3%) sector, while net exposure decreased in the Technology/Communications (-10%), Health Care (-8%), Consumer (-1%), and Energy/Industrials (-1%) sectors.

Net exposure remains primarily focused on North America (+42%), with positive net exposure to Europe (+18%) and no direct exposure to Asia as of fiscal year-end. During the fiscal year, net exposure to North America decreased by 2% driven by increased gross short exposure. Net exposure to Europe remained consistent with the prior fiscal year end.

Market Overview

The U.S. economy experienced robust growth over the last year after successful progress on vaccinations against COVID-19 allowed for easing of related restrictions, and a return to normalized consumer activity. By the end of September, 2021, 64% of the U.S. population 12 years and older were fully vaccinated against the virus while 75% had received at least one dose, according to CDC data. The accelerated economic recovery caused labor and material shortages as well as manufacturing and transportation bottlenecks as companies endeavored to keep up with strong consumer demand. This pent-up demand coupled with monetary and fiscal stimulus drove equity markets to all-time highs in early September before pulling back the balance of the month. U.S. real gross domestic product increased each quarter from 4.5% in fourth quarter of 2020 to 6.3% in the first quarter of 2021, followed by 6.7% in the second quarter of 2021; however, slower growth is expected in the third quarter of 2021. Despite adding over 5.5 million jobs to the labor market over the last year, payroll employment was still 5.3 million below the pre-pandemic level. The unemployment rate dropped to 4.8% in September, marking its lowest level since the pandemic started but still above the 3.5% seen in February 2020. The combination of unprecedented stimulus, supply chain issues, and strong economic reopening created a perfect environment for higher inflation trends, which is reflected in both year-over-year core Producer Price Index (up 6.8%) and year-over-year core Consumer Price Index (up 4%). S&P 500 companies’ second quarter of 2021 results yielded an 89% blended earnings growth rate and blended revenue growth rate just under 25%. In addition, 87% of S&P 500 companies surpassed earnings estimates, above the five-year average of 75%, while 87% of companies surpassed revenue estimates, above the five-year average of 65%.

1

SIRIOS LONG/SHORT FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2021

(Unaudited)

The Federal Reserve maintained the benchmark federal funds rate between 0.00% - 0.25% all year but commenced tapering discussions over its $120 billion of monthly asset purchases. An interest rate hike is not expected until late 2022 at the earliest. On the fiscal policy front, President Biden’s infrastructure and social spending plans stalled as the debt ceiling resolution moved to the top of the Congressional agenda.

Outlook

Despite a surge in COVID infections during the third quarter of 2021, economic growth remained strong as consumer spending proved resilient and leading indicators for industrial activity showed further momentum. The Federal Reserve signaled that conditions to satisfy its dual mandate have been reached, with recent trends in employment showing less slack than previously expected. While the Federal Reserve has termed the recent increase in inflation as “transitory”, most companies are concerned about long-term supply-chain issues and the lack of skilled labor. The combination of excessive government spending, pent-up consumer savings, and rapid money supply growth has resulted in an escalation of asset values and early signs of increased core inflation.

Record low interest rates and strong economic activity has pushed valuations to extreme levels just as the Federal Reserve has signaled the end of quantitative easing is near. As the Federal Reserve begins to reduce the degree of balance sheet expansion, which it expects to complete by mid-2022, it’s likely to put upward pressure on the long-end of the yield curve. Inflation expectations are also likely to increase as wages continue to rise and the surge in home prices gets reflected in “owner-equivalent rents”. If Congress is successful in passing the $1 trillion infrastructure plan and the $3.5 trillion tax reform and social spending plan, core inflation is likely to accelerate beyond the current expectation of 4 - 4.5%.

Excessive valuation, Federal Reserve tightening, and the potential for margin-driven earnings disappointments all point to a more difficult backdrop for the equity market in the near-term.

Thank you for your continued confidence in Sirios Capital Management.

Sincerely,

John F. Brennan, Jr.

Managing Director

This letter is intended to assist shareholders in understanding how the Sirios Long/Short Fund performed during the year ended September 30, 2021. Any statements of opinion constitute only past opinions of Sirios Capital Management, L.P. (“Sirios”), which may have changed and which Sirios does not undertake to update. Past performance is no guarantee of future results of any fund or account managed by Sirios.

The above commentary is for informational purposes only and is not intended as investment advice or securities recommendations, either explicit or implicit.

Sector exposures and holdings are subject to change. Exposures are expressed as a percentage of net assets and exclude cash and cash equivalents.

2

SIRIOS FOCUS FUND

Annual Investment Adviser’s Report

September 30, 2021

(Unaudited)

Dear Fellow Shareholder:

The Sirios Focus Fund’s Institutional Class shares (SFFIX) returned 16.80% net of expenses from its inception on December 16, 2020 through the fiscal year ended September 30, 2021, while the S&P 500 Total Return Index returned 17.91%.

The Sirios Focus Fund is a concentrated long strategy that seeks to deliver long-term capital appreciation. The Fund’s exposure consists primarily of equity and equity-related securities of approximately 25 to 60 companies. The Fund typically invests in companies exhibiting long-term earnings growth potential and attractive valuation.

Portfolio Review

From the Fund’s inception on December 16, 2020 through the fiscal year-end, common equity positions contributed 17.81% to gross performance, while other income, expenses, and currency hedges detracted 1.01%. Geographically, common equity positions in North America and Europe contributed 15.83% and 1.98%, respectively, to gross performance. The most significant individual positive long contributors (+7.09%) were IHS Markit, Alcon (Switzerland), Williams-Sonoma, Eli Lilly, and Danaher. The most significant long detractors (1.93%) were London Stock Exchange (U.K.), Qualcomm, Allison Transmission, Discovery, and ON24.

Exposure Analysis

The Fund’s cash balance as a percentage of the entire portfolio decreased by 7.3% during the period from the Fund’s inception through the fiscal year-end. Exposure is balanced across the Technology/Communications (+28.1%), Health Care (+19.9%), Consumer (+19.4%), Financials/RE (+17.5%), and Energy/Industrials (+14.3%) sectors. During the period, exposure increased in the Financials/RE (+6.6%), Technology/Communications (5.2%), and Consumer (2.2%) sectors. Exposure decreased in the Health Care (-4.4%) and Energy/Industrials (-2.3%) sectors.

The Fund’s exposure remains primarily focused on North America (+81.5%), with positive exposure to Europe (+17.7%) and no direct exposure to Asia as of fiscal year-end. During the period from the Fund’s inception through the fiscal year-end, exposure to North America increased by 5.6% while exposure to Europe increased 1.7%.

Market Overview

The U.S. economy experienced robust growth over the last year after successful progress on vaccinations against COVID-19 allowed for easing of related restrictions, and a return to normalized consumer activity. By the end of September, 2021, 64% of the U.S. population 12 years and older were fully vaccinated against the virus while 75% had received at least one dose, according to CDC data. The accelerated economic recovery caused labor and material shortages as well as manufacturing and transportation bottlenecks as companies endeavored to keep up with strong consumer demand. This pent-up demand coupled with monetary and fiscal stimulus drove equity markets to all-time highs in early September before pulling back the balance of the month. U.S. real gross domestic product increased each quarter from 4.5% in the fourth quarter of 2020 to 6.3% in the first quarter of 2021 , followed by 6.7% in the second quarter of 2021; however, slower growth is expected in the third quarter of 2021. Despite adding over 5.5 million jobs to the labor market over the last year, payroll employment was still 5.3 million below the pre-pandemic level. The unemployment rate dropped to 4.8% in September, marking its lowest level since the pandemic started but still above the 3.5% seen in February 2020. The combination of unprecedented stimulus, supply chain issues, and strong economic reopening created a perfect environment for higher inflation trends, which is reflected in both year-over-year core Producer Price Index (up 6.8%) and year-over-year core Consumer Price Index (up 4%). S&P 500 companies’ second quarter of 2021 results yielded an 89% blended earnings growth rate and blended revenue growth rate just under 25%. In addition, 87% of S&P 500 companies surpassed earnings estimates, above the five-year average of 75%, while 87% of companies surpassed revenue estimates, above the five-year average of 65%.

3

SIRIOS FOCUS FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2021

(Unaudited)

The Federal Reserve maintained the benchmark federal funds rate between 0.00% - 0.25% all year but commenced tapering discussions over its $120 billion of monthly asset purchases. An interest rate hike is not expected until late 2022 at the earliest. On the fiscal policy front, President Biden’s infrastructure and social spending plans stalled as the debt ceiling resolution moved to the top of the Congressional agenda.

Outlook

Despite a surge in COVID infections during the third quarter of 2021, economic growth remained strong as consumer spending proved resilient and leading indicators for industrial activity showed further momentum. The Federal Reserve signaled that conditions to satisfy its dual mandate have been reached, with recent trends in employment showing less slack than previously expected. While the Federal Reserve has termed the recent increase in inflation as “transitory”, most companies are concerned about long-term supply-chain issues and the lack of skilled labor. The combination of excessive government spending, pent-up consumer savings, and rapid money supply growth has resulted in an escalation of asset values and early signs of increased core inflation.

Record low interest rates and strong economic activity has pushed valuations to extreme levels just as the Federal Reserve has signaled the end of quantitative easing is near. As the Federal Reserve begins to reduce the degree of balance sheet expansion, which it expects to complete by mid-2022, it’s likely to put upward pressure on the long-end of the yield curve. Inflation expectations are also likely to increase as wages continue to rise and the surge in home prices gets reflected in “owner-equivalent rents”. If Congress is successful in passing the $1 trillion infrastructure plan and the $3.5 trillion tax reform and social spending plan, core inflation is likely to accelerate beyond the current expectation of 4 - 4.5%.

Excessive valuation, Federal Reserve tightening, and the potential for margin-driven earnings disappointments all point to a more difficult backdrop for the equity market in the near-term.

Thank you for your continued confidence in Sirios Capital Management.

Sincerely,

John F. Brennan, Jr.

Managing Director

This letter is intended to assist shareholders in understanding how the Sirios Focus Fund performed during the year ended September 30, 2021. Any statements of opinion constitute only past opinions of Sirios Capital Management, L.P. (“Sirios”), which may have changed and which Sirios does not undertake to update. Past performance is no guarantee of future results of any fund or account managed by Sirios.

The above commentary is for informational purposes only and is not intended as investment advice or securities recommendations, either explicit or implicit.

Sector exposures and holdings are subject to change. Exposures are expressed as a percentage of net assets and exclude cash and cash equivalents.

4

SIRIOS LONG/SHORT FUND

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Sirios Long/Short Fund Institutional Class vs. HFRX Equity Hedge Index

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	Since Inception
Institutional Class Shares	17.93%	4.75%	6.20%*
HFRX Equity Hedge Index	17.74%	4.96%	3.95%**

*	The Sirios Long/Short Fund (the “Fund”) Institutional Class shares commenced operation on May 3, 2018.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 1, 2021 are 2.49% and 1.60%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities, and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2022, unless the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the HFRX Equity Hedge Index (“HFRX Index”). Hedge Fund Research, Inc. constructs the HFRX Index methodology. The HFRX Index is comprised of long/short equity hedge funds. The HFRX Index is unmanaged and its returns (i) do not include sales charges or fees, which would lower performance; and (ii) are subject to a variety of material distortions, as investments in hedge funds typically involve substantial risks, including the “risk of ruin.” It is impossible to invest directly in an index.

5

SIRIOS LONG/SHORT FUND

Annual Report

Performance Data (Concluded)

September 30, 2021

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Mutual Fund investing involves risk, including loss of principal.

6

SIRIOS FOCUS FUND

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Sirios Focus Fund Institutional Class vs. S&P 500® Index

Total Returns for the Period Ended September 30, 2021
Since Inception†
Institutional Class Shares	16.80%*
S&P 500® Index	17.91%**

†	Not annualized.
*	The Sirios Focus Fund (the “Fund”) Institutional Class shares commenced operation on December 16, 2020.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund has been in existence for less than one year; cumulative performance may not be indicative of the Fund’s long-term potential. The Fund returns will fluctuate over long and short-term periods.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 16, 2020, are 1.83% and 1.60%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until February 1, 2022, unless the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®“). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

7

SIRIOS FOCUS FUND

Annual Report

Performance Data (Concluded)

September 30, 2021

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Mutual Fund investing involves risk, including loss of principal.

8

SIRIOS FUNDS

Fund Expense Disclosure

September 30, 2021

(Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2021 through September 30, 2021 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio	Expenses Paid During Period
Sirios Long/Short Fund
Institutional Class*
Actual	$1,000.00	$1,050.00	1.62%	$8.33	**
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.62%	8.19	**

Sirios Focus Fund
Institutional Class***
Actual	$1,000.00	$1,077.50	1.60%	$8.33
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09

*

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2021 of 1.62% for Institutional Class shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Institutional Class shares ending account values on the first line of the table is based on the actual six-month total return of 5.00%.

**

These amounts include interest paid on securities which the Fund has sold short (“Short-sale interest”). The amount of short-sale interest expense was 0.02% of average net assets for the Institutional Class shares of the Fund.

9

SIRIOS FUNDS

Fund Expense Disclosure (Concluded)

September 30, 2021

(Unaudited)

***

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2021 of 1.60% for Institutional Class shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Institutional Class shares ending account values on the first line of the table is based on the actual six-month total return of 7.75%.

10

SIRIOS LONG/SHORT FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Healthcare-Products	13.8%	$4,112,460
Semiconductors	9.4	2,797,151
Software	8.0	2,383,034
Retail	7.0	2,103,640
Diversified Financial Services	6.5	1,958,132
Pharmaceuticals	5.9	1,756,277
Commercial Services	5.8	1,746,268
Banks	4.8	1,442,657
Internet	4.2	1,243,611
Beverages	4.0	1,204,093
Leisure Time	3.6	1,067,862
Telecommunications	2.7	817,875
Airlines	2.7	808,377
Oil & Gas Services	2.3	687,823
Building Materials	1.9	554,784
Auto Parts & Equipment	1.8	540,290
Auto Manufacturers	1.5	454,658
Home Builders	1.4	420,186
Transportation	1.1	324,587
Aerospace & Defense	1.0	296,572
Computers	1.0	287,706
Apparel	0.9	263,302
Electronics	0.8	234,442
Environmental Control	0.7	215,214
Media	0.6	189,640
Chemicals	0.5	158,327
Toys/Games/Hobbies	0.4	107,421

Total Common Stocks	94.3	28,176,389

Short-Term Investments.	6.0	1,803,104

Liabilities in Excess of Other Assets	(0.3)	(85,127)

NET ASSETS	100.0%	$29,894,366

Portfolio holdings are subject to change at any time.

The Fund obtains its short exposure through the use of one or more swap contracts. Refer to the Portfolio of Investments for more details on the individual swap contracts.

The accompanying notes are an integral part of the financial statements.

11

SIRIOS LONG/SHORT FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Values
COMMON STOCKS — 94.3%
Aerospace & Defense — 1.0%
Airbus SE (France)*	2,237	$296,572

Airlines — 2.7%
Southwest Airlines Co.*	15,718	808,377

Apparel — 0.9%
NIKE, Inc., Class B	1,813	263,302

Auto Manufacturers — 1.5%
PACCAR, Inc.	5,761	454,658

Auto Parts & Equipment — 1.8%
Allison Transmission Holdings, Inc.	15,297	540,290

Banks — 4.8%
JPMorgan Chase & Co.	945	154,687
Wells Fargo & Co.†	27,752	1,287,970

		1,442,657

Beverages — 4.0%
Constellation Brands, Inc., Class A	5,715	1,204,093

Building Materials — 1.9%
Johnson Controls International PLC	8,149	554,784

Chemicals — 0.5%
Sherwin-Williams Co. (The)	566	158,327

Commercial Services — 5.8%
IHS Markit Ltd. (United Kingdom)†	14,974	1,746,268

Computers — 1.0%
CyberArk Software Ltd. (Israel)*	1,823	287,706

Diversified Financial Services — 6.5%
Janus Henderson Group PLC (United Kingdom)	3,539	146,267
London Stock Exchange Group PLC (United Kingdom)	18,081	1,811,865

		1,958,132

Electronics — 0.8%
Keysight Technologies, Inc.*	1,427	234,442

Environmental Control — 0.7%
Waste Connections, Inc.	1,709	215,214

Healthcare-Products — 13.8%
Abbott Laboratories†	5,169	610,614
Alcon, Inc. (Switzerland)	18,220	1,466,164
Boston Scientific Corp.†*	12,383	537,298
Danaher Corp.†	2,124	646,631
Medtronic PLC (Ireland)	6,795	851,753

		4,112,460

Home Builders — 1.4%
DR Horton, Inc.	5,004	420,186

	Number of Shares	Values
Common Stocks — (Continued)
Internet — 4.2%
Alphabet, Inc., Class A†*	305	$815,424
Amazon.com, Inc.*	91	298,939
Bumble, Inc., Class A*	2,586	129,248

		1,243,611

Leisure Time — 3.6%
Carnival Corp.*	22,336	558,623
Royal Caribbean Cruises Ltd.*	5,725	509,239

		1,067,862

Media — 0.6%
Walt Disney Co. (The)*	1,121	189,640

Oil & Gas Services — 2.3%
Baker Hughes Co.	15,702	388,311
Schlumberger NV	10,105	299,512

		687,823

Pharmaceuticals — 5.9%
Eli Lilly and Co.†	2,539	586,636
Option Care Health, Inc.*	7,160	173,702
Pfizer, Inc.†	23,156	995,939

		1,756,277

Retail — 7.0%
Lowe’s Cos., Inc.	2,245	455,421
Papa John’s International, Inc.	2,527	320,904
Williams-Sonoma, Inc.	7,485	1,327,315

		2,103,640

Semiconductors — 9.4%
Analog Devices, Inc.†	10,877	1,821,680
Marvell Technology, Inc.	2,485	149,870
QUALCOMM, Inc.†	6,401	825,601

		2,797,151

Software — 8.0%
Cognyte Software Ltd. (Israel)*	3,739	76,836
Dropbox, Inc., Class A*	2,577	75,300
Electronic Arts, Inc.	1,568	223,048
Microsoft Corp.	1,747	492,514
ON24, Inc.*	14,803	295,172
PTC, Inc.*	3,006	360,089
Roper Technologies, Inc.†	954	425,608
Splunk, Inc.*	1,009	146,012
Verra Mobility Corp.*	19,141	288,455

		2,383,034

Telecommunications — 2.7%
Anterix, Inc.*	2,812	170,688

The accompanying notes are an integral part of the financial statements.

12

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Values
Common Stocks — (Continued)
Telecommunications — (Continued)
Telefonaktiebolaget LM Ericsson, Class B (Sweden)	30,343	$342,479
T-Mobile US, Inc.*	2,385	304,708

		817,875

Toys/Games/Hobbies — 0.4%
Hasbro, Inc.	1,204	107,421

Transportation — 1.1%
Old Dominion Freight Line, Inc.	1,135	324,587

TOTAL COMMON STOCKS (Cost $24,428,090)		28,176,389

SHORT-TERM INVESTMENTS — 6.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 0.01%(a) (Cost $1,803,104)	1,803,104	1,803,104

TOTAL INVESTMENTS - 100.3% (Cost $26,231,194)		29,979,493

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(85,127)

NET ASSETS - 100.0%		$29,894,366

†

Security position is either entirely or partially held in a segregated account as collateral for swap agreements and forward foreign currency contracts. (See Note 1 of the Notes to Financial Statements)

*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at September 30, 2021.

Forward foreign currency contracts outstanding as of September 30, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	204,000	USD	239,962	12/15/21	MS	$(3,270)
GBP	31,000	USD	42,423	12/15/21	MS	(648)
USD	1,810,810	EUR	1,534,000	12/15/21	MS	30,985
USD	1,885,113	GBP	1,370,000	12/15/21	MS	38,908
USD	353,034	SEK	3,044,000	12/15/21	MS	5,053

						$71,028

The accompanying notes are an integral part of the financial statements.

13

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Continued)

September 30, 2021

The following table represents Total Return Swaps - Long positions and their related values as of September 30, 2021.

Reference Entity/Index (Receive)	Pay	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation

Cellnex Telecom SA	U.S. Fed Funds +0.550%	Maturity	MS	11/15/22	$954,666	$276,989

The following table represents Total Return Swaps - Short positions and their related values as of September 30, 2021.

Reference Entity/Index (Pay)	Receive	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)

Aflac, Inc.	U.S. Fed Funds -0.300%	Maturity	MS	10/31/22	$ 286,871	$ (6,636)
Dow Jones U.S. Real Estate Index	U.S. Fed Funds -0.200%	Maturity	MS	10/31/22	113,104	(15,823)
Home Depot, Inc.	U.S. Fed Funds -0.300%	Maturity	MS	10/31/22	304,827	4,206
S&P 500 Equal Weight Consumer Discretionary	U.S. Fed Funds -0.350%	Maturity	MS	10/31/22	264,085	(26,159)
S&P 500 Equal Weight Information Technology	U.S. Fed Funds -0.350%	Maturity	MS	10/31/22	1,428,166	(58,795)
S&P 500 Index	U.S. Fed Funds -0.250%	Maturity	MS	10/31/22	817,031	(130,550)
Walmart, Inc.	U.S. Fed Funds -0.300%	Maturity	MS	10/31/22	461,071	2,615
S&P 500 Index Pharmaceuticals Select Sector	U.S. Fed Funds -0.350%	Maturity	MS	12/07/23	782,983	(16,716)
S&P 500 Equal Weight Communication Services	U.S. Fed Funds -0.350%	Maturity	MS	02/22/24	1,025,654	7,826
S&P 500 Index Semiconductor Select Sector	U.S. Fed Funds -0.070%	Maturity	MS	04/11/24	986,697	(192,320)
S&P 500 Index Software & Services Select Industry	U.S. Fed Funds +0.070%	Maturity	MS	04/11/24	743,892	(44,446)
S&P 500 Equal Weight Index	U.S. Fed Funds -0.350%	Maturity	MS	04/24/24	1,784,616	(111,941)
Dow Jones U.S. Select Home Construction Index	U.S. Fed Funds -0.350%	Maturity	MS	07/24/24	221,863	5,174
S&P 500 Index Retail Select Industry Index	U.S. Fed Funds -1.270%	Maturity	MS	07/24/24	213,531	5,236
S&P 500 Equal Weight Financial	U.S. Fed Funds -0.350%	Maturity	MS	07/31/24	751,777	5,343
S&P 500 Equal Weight Health Care	U.S. Fed Funds -0.350%	Maturity	MS	07/31/24	939,289	(20,644)
						$(593,630)

Total Swap Contracts						$(316,641)

The accompanying notes are an integral part of the financial statements.

14

SIRIOS LONG/SHORT FUND

Portfolio of Investments (Concluded)

September 30, 2021

Legend

EUR	Euro
GBP	British Pound
MS	Morgan Stanley
PLC	Public Limited Company
SEK	Sweden Krona
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

15

SIRIOS FOCUS FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Healthcare-Products	13.9%	$1,627,147
Semiconductors	9.4	1,103,555
Software	8.0	931,726
Retail	7.1	831,063
Diversified Financial Services	6.6	769,382
Commercial Services	6.0	694,939
Pharmaceuticals	5.9	693,441
Banks	4.9	572,932
Internet	4.2	487,690
Beverages	4.1	477,845
Leisure Time	3.6	417,279
Telecommunications	2.8	323,298
Airlines	2.7	316,500
Oil & Gas Services	2.2	256,501
Building Materials	1.9	219,422
Auto Parts & Equipment	1.8	212,203
Auto Manufacturers	1.5	178,280
Home Builders	1.4	165,169
Transportation	1.1	126,117
Aerospace & Defense	1.0	116,799
Computers	1.0	114,104
Apparel	0.9	103,549
Electronics	0.8	92,824
Environmental Control	0.7	80,217
Media	0.6	74,604
Chemicals	0.5	61,541
Toys/Games/Hobbies	0.4	42,023

Total Common Stocks	95.0	11,090,150

Other Assets in Excess of Liabilities	5.0	588,524

NET ASSETS	100.0%	$11,678,674

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

16

SIRIOS FOCUS FUND

Portfolio of Investments

September 30, 2021

	Number of Shares	Values

COMMON STOCKS — 95.0%

Aerospace & Defense — 1.0%
Airbus SE (France)*	881	$116,799

Airlines — 2.7%
Southwest Airlines Co.*	6,154	316,500

Apparel — 0.9%
NIKE, Inc., Class B	713	103,549

Auto Manufacturers — 1.5%
PACCAR, Inc.	2,259	178,280

Auto Parts & Equipment — 1.8%
Allison Transmission Holdings, Inc.	6,008	212,203

Banks — 4.9%
JPMorgan Chase & Co.	370	60,565
Wells Fargo & Co.	11,040	512,367

		572,932

Beverages — 4.1%
Constellation Brands, Inc., Class A	2,268	477,845

Building Materials — 1.9%
Johnson Controls International PLC	3,223	219,422

Chemicals — 0.5%
Sherwin-Williams Co. (The)	220	61,541

Commercial Services — 6.0%
IHS Markit Ltd. (United Kingdom)	5,959	694,939

Computers — 1.0%
CyberArk Software Ltd. (Israel)*	723	114,104

Diversified Financial Services — 6.6%
Janus Henderson Group PLC (United Kingdom)	1,401	57,903
London Stock Exchange Group PLC (United Kingdom)	7,100	711,479

		769,382

Electronics — 0.8%
Keysight Technologies, Inc.*	565	92,824

Environmental Control — 0.7%
Waste Connections, Inc.	637	80,217

Healthcare-Products — 13.9%
Abbott Laboratories	2,030	239,804
Alcon, Inc. (Switzerland)	7,251	583,488
Boston Scientific Corp.*	4,863	211,006
Danaher Corp.	834	253,903
Medtronic PLC (Ireland)	2,704	338,946

		1,627,147

Home Builders — 1.4%
DR Horton, Inc.	1,967	165,169

	Number of Shares	Values

Common Stocks — (Continued)
Internet — 4.2%
Alphabet, Inc., Class A*	119	$318,149
Amazon.com, Inc.*	36	118,261
Bumble, Inc., Class A*	1,026	51,280

		487,690

Leisure Time — 3.6%
Carnival Corp.*	8,732	218,387
Royal Caribbean Cruises Ltd.*	2,236	198,892

		417,279

Media — 0.6%
Walt Disney Co. (The)*	441	74,604

Oil & Gas Services — 2.2%
Baker Hughes Co.	5,820	143,928
Schlumberger NV	3,798	112,573

		256,501

Pharmaceuticals — 5.9%
Eli Lilly and Co.	990	228,739
Option Care Health, Inc.*	2,818	68,365
Pfizer, Inc.†	9,215	396,337

		693,441

Retail — 7.1%
Lowe’s Cos., Inc.	891	180,748
Papa John’s International, Inc.	996	126,482
Williams-Sonoma, Inc.	2,954	523,833

		831,063

Semiconductors — 9.4%
Analog Devices, Inc.	4,318	723,179
Marvell Technology, Inc.	984	59,345
QUALCOMM, Inc.†	2,489	321,031

		1,103,555

Software — 8.0%
Cognyte Software Ltd. (Israel)*	1,468	30,167
Dropbox, Inc., Class A*	1,020	29,804
Electronic Arts, Inc.	622	88,479
Microsoft Corp.	686	193,397
ON24, Inc.*	5,867	116,988
PTC, Inc.*	1,121	134,285
Roper Technologies, Inc.	375	167,299
Splunk, Inc.*	399	57,739
Verra Mobility Corp.*	7,536	113,568

		931,726

Telecommunications — 2.8%
Anterix, Inc.*	1,103	66,952

The accompanying notes are an integral part of the financial statements.

17

SIRIOS FOCUS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Values
Common Stocks — (Continued)
Telecommunications — (Continued)
Telefonaktiebolaget LM Ericsson, Class B (Sweden)	12,015	$135,613
T-Mobile US, Inc.*	945	120,733

		323,298

Toys/Games/Hobbies — 0.4%
Hasbro, Inc.	471	42,023

Transportation — 1.1%
Old Dominion Freight Line, Inc.	441	126,117

TOTAL COMMON STOCKS (Cost $10,234,833)		11,090,150

TOTAL INVESTMENTS - 95.0% (Cost $10,234,833)		11,090,150

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%		588,524

NET ASSETS - 100.0%		$11,678,674

†

Security position is either entirely or partially held in a segregated account as collateral for swap agreements and forward foreign currency contracts. (See Note 1 of the Notes to Financial Statements)

*	Non-income producing.

Forward foreign currency contracts outstanding as of September 30, 2021 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	74,000	USD	87,045	12/15/21	MS	$ (1,186)
GBP	11,000	USD	15,053	12/15/21	MS	(230)
USD	703,563	EUR	596,000	12/15/21	MS	12,053
USD	739,047	GBP	537,000	12/15/21	MS	15,389
USD	139,736	SEK	1,205,000	12/15/21	MS	1,984

						$28,010

The following table represents Total Return Swaps - Long positions and their related values as of September 30, 2021.

Reference Entity/Index (Receive)	Pay	Payment Frequency	Counter- Party	Expiration Date	Notional Amount	Value and Unrealized Appreciation

Cellnex Telecom SA	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	$431,730	$57,862

Total Swap Contracts						$57,862

The accompanying notes are an integral part of the financial statements.

18

SIRIOS FOCUS FUND

Portfolio of Investments (Concluded)

September 30, 2021

Legend

EUR	Euro
GBP	British Pound
MS	Morgan Stanley
PLC	Public Limited Company
SEK	Sweden Krona
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

19

SIRIOS FUNDS

Statements of Assets and Liabilities

September 30, 2021

	Sirios Long/Short Fund	Sirios Focus Fund
Assets
Investments, at value*	$29,979,493	$11,090,150
Cash and cash equivalents	463,637	578,876
Cash (segregated for derivative instruments)	150,333	—
Receivables:
Investments sold	319,785	121,244
Dividends and interest	15,170	4,833
Investment adviser	—	20,811
Unrealized appreciation on swap contracts	307,389	57,862
Unrealized appreciation on forward foreign currency contracts	74,946	29,426
Prepaid expenses and other assets	12,943	3,381

Total Assets	31,323,696	11,906,583

Liabilities
Unrealized depreciation on swap contracts	624,030	—
Swap contracts settlement	160,371	7
Unrealized depreciation on forward foreign currency contracts	3,918	1,416
Payables:
Investments purchased	582,662	164,791
Audit fees	31,020	20,000
Administration and accounting fees	10,719	11,880
Investment adviser	5,212	—
Legal fees	—	15,586
Accrued expenses	11,398	14,229

Total Liabilities	1,429,330	227,909

Net Assets	$29,894,366	$11,678,674

Net Assets Consisted of:
Capital stock, $0.01 par value	$25,426	$10,000
Paid-in capital	25,625,027	9,990,000
Total distributable earnings	4,243,913	1,678,674

Net Assets	$29,894,366	$11,678,674

Institutional Class Shares:
Net assets	$29,894,366	$11,678,674

Shares outstanding	2,542,581	1,000,000

Net asset value, offering and redemption price per share	$11.76	$11.68

* Investments, at cost	$26,231,194	$10,234,833

The accompanying notes are an integral part of the financial statements.

20

SIRIOS FUNDS

Statements of Operations

For the Period Ended September 30, 2021

	Sirios Long/Short Fund	Sirios Focus Fund*
Investment income
Dividends	$307,578	$89,022
Less: foreign taxes withheld	(2,801)	(767)

Total investment income	304,777	88,255

Expenses
Advisory fees (Note 2)	385,703	79,666
Administration and accounting fees (Note 2)	61,265	56,138
Trustees’ and officers’ fees (Note 2)	44,858	16,879
Legal fees	40,137	28,608
Audit fees	31,416	20,000
Transfer agent fees (Note 2)	30,983	22,577
Shareholder reporting fees	29,161	19,818
Registration and filing fees	27,625	8,713
Dividends and fees on securities sold short (Note 1)	25,785	—
Custodian fees (Note 2)	21,552	13,000
Other expenses	13,936	9,421

Total expenses before waivers and reimbursements	712,421	274,820

Less: waivers and reimbursements (Note 2)	(230,327)	(133,215)

Net expenses after waivers and reimbursements	482,094	141,605

Net investment loss	(177,317)	(53,350)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	5,201,120	767,578
Net realized gain from securities sold short	181,208	—
Net realized gain/(loss) from swaps	(3,932,590)	7,044
Net realized loss from foreign currency transactions	(2,786)	(2,268)
Net realized gain/(loss) from forward foreign currency contracts	(28,732)	18,496
Net change in unrealized appreciation on investments	2,336,933	855,317
Net change in unrealized depreciation on securities sold short	(20)	—
Net change in unrealized appreciation on swaps	924,379	57,862
Net change in unrealized depreciation on foreign currency translations	(118)	(15)
Net change in unrealized appreciation on forward foreign currency contracts	41,804	28,010

Net realized and unrealized gain on investments	4,721,198	1,732,024

Net increase in net assets resulting from operations	$4,543,881	$1,678,674

*	The Sirios Focus Fund commenced operations on December 16, 2020.

The accompanying notes are an integral part of the financial statements.

21

SIRIOS FUNDS

Statements of Changes in Net Assets

	Sirios Long/Short Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment loss	$(177,317)	$(173,471)
Net realized gains from investments, securities sold short, swaps, foreign currency transactions and forward foreign currency contracts	1,418,220	91,615
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swaps, foreign currency translations, and forward foreign currency contracts	3,302,978	(1,291,955)

Net increase/(decrease) in net assets resulting from operations	4,543,881	(1,373,811)

Less Dividends and Distributions to Shareholders from:
Total distributable earnings:
Institutional Class	(241,186)	(144,660)

Net decrease in net assets from dividends and distributions to shareholders	(241,186)	(144,660)

Increase in net assets derived from capital share transactions (Note 4)	105,912	58,988

Total increase/(decrease) in net assets	4,408,607	(1,459,483)

Net assets
Beginning of year	25,485,759	26,945,242

End of year	$29,894,366	$25,485,759

The accompanying notes are an integral part of the financial statements.

22

SIRIOS FUNDS

Statements of Changes in Net Assets (Concluded)

Sirios Focus Fund
For the Period December 16, 2020* to September 30, 2021
Net increase/(decrease) in net assets from operations:
Net investment loss	$(53,350)
Net realized gains from investments, swaps, foreign currency transactions and forward foreign currency contracts	790,850
Net change in unrealized appreciation on investments, swaps, foreign currency translations and forward foreign currency contracts	941,174

Net increase in net assets resulting from operations	1,678,674

Increase in net assets derived from capital share transactions (Note 4)	10,000,000

Total increase in net assets	11,678,674

Net assets
Beginning of period	—

End of period	$11,678,674

*	The Sirios Focus Fund commenced operations on December 16, 2020.

The accompanying notes are an integral part of the financial statements.

23

SIRIOS LONG/SHORT FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Period Ended September 30, 2018*
Per Share Operating Performance
Net asset value, beginning of year/period	$10.06		$10.66	$10.68		$10.00

Net investment loss(1)	(0.07)		(0.07)	(0.02)		(0.01)
Net realized and unrealized gain/(loss) on investments	1.87		(0.47)	0.27		0.69

Total from investment operations	1.80		(0.54)	0.25		0.68

Dividends and distributions to shareholders from:
Net investment income	—		(0.06)	(0.01)		—
Net realized capital gains	(0.10)		—	(0.26)		—

Total dividends and distributions to shareholders	(0.10)		(0.06)	(0.27)		—

Net asset value, end of year/period	$11.76		$10.06	$10.66		$10.68

Total investment return(2)	17.93%		(5.13)%	2.74%		6.80%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$29,894		$25,486	$26,945		$10,679
Ratio of expenses to average net assets	1.69	%(3)	1.60%	2.21	%(4)	2.10	%(4)(5)
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	2.49%		2.49%	3.33%		4.57	%(5)
Ratio of net investment loss to average net assets	(0.62)%		(0.66)%	(0.22)%		(0.19	)%(5)
Portfolio turnover rate	127%		153%	134%		49	%(7)

*	Commenced operations on May 3, 2018.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of expenses to average net assets with waivers and expense reimbursement, excluding short-sale interest expense, was 1.60% for the year ended September 30, 2021.
(4)

Ratio of expenses to average net assets with waivers and expense reimbursement, excluding short-sale dividend expense, was 1.60% for the year ended September 30, 2019 and for the period ended September 30, 2018.

(5)	Annualized.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

24

SIRIOS FOCUS FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period Ended September 30, 2021*
Per Share Operating Performance
Net asset value, beginning of period	$ 10.00

Net investment loss(1)	(0.05)
Net realized and unrealized gain on investments	1.73

Total from investment operations	1.68

Net asset value, end of period	$ 11.68

Total investment return(2)	16.80%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$11,679
Ratio of expenses to average net assets	1.60	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.10	%(3)
Ratio of net investment loss to average net assets	(0.60	)%(3)
Portfolio turnover rate	96	%(5)

*	Commenced operations on December 16, 2020.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

25

SIRIOS FUNDS

Notes to Financial Statements

September 30, 2021

1. Organization and Significant Accounting Policies

The Sirios Long/Short Fund and the Sirios Focus Fund are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (the Sirios Long/Short Fund and the Sirios Focus Fund are each a “Fund”, and together, the “Funds”). The Sirios Long/Short Fund commenced investment operations on May 3, 2018 and the Sirios Focus Fund commenced investment operations on December 16, 2020. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each Fund offers Class A, Advisor Class, Institutional Class and Retail Class shares. As of September 30, 2021, Class A, Advisor Class and Retail Class shares have not been issued.

Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Each Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). OTC investments (including swap contracts) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

26

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of September 30, 2021, in valuing each Fund’s investments carried at fair value:

Funds	Total Value at 09/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sirios Long/Short Fund
Assets
Common Stocks
Aerospace & Defense	$ 296,572	$ —	$ 296,572	$—
Airlines	808,377	808,377	—	—
Apparel	263,302	263,302	—	—
Auto Manufacturers	454,658	454,658	—	—
Auto Parts & Equipment	540,290	540,290	—	—
Banks	1,442,657	1,442,657	—	—
Beverages	1,204,093	1,204,093	—	—
Building Materials	554,784	554,784	—	—
Chemicals	158,327	158,327	—	—
Commercial Services	1,746,268	1,746,268	—	—
Computers	287,706	287,706	—	—
Diversified Financial Services	1,958,132	146,267	1,811,865	—
Electronics	234,442	234,442	—	—
Environmental Control	215,214	215,214	—	—
Healthcare-Products	4,112,460	4,112,460	—	—
Home Builders	420,186	420,186	—	—
Internet	1,243,611	1,243,611	—	—
Leisure Time	1,067,862	1,067,862	—	—
Media	189,640	189,640	—	—
Oil & Gas Services	687,823	687,823	—	—

27

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

Funds	Total Value at 09/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sirios Long/Short Fund (continued)
Assets (continued)
Pharmaceuticals	$ 1,756,277	$ 1,756,277	$ —	$—
Retail	2,103,640	2,103,640	—	—
Semiconductors	2,797,151	2,797,151	—	—
Software	2,383,034	2,383,034	—	—
Telecommunications	817,875	475,396	342,479	—
Toys/Games/Hobbies	107,421	107,421	—	—
Transportation	324,587	324,587	—	—
Short-Term Investments	1,803,104	1,803,104	—	—
Derivatives:
Equity Contracts
Total Return Swap Contracts	307,389	—	307,389	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	74,946	—	74,946	—

Total Assets	$30,361,828	$27,528,577	$2,833,251	$—

Liabilities
Derivatives:
Equity Contracts
Total Return Swap Contracts	$ (624,030)	$ —	$ (624,030)	$—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(3,918)	—	(3,918)	—

Total Liabilities	$ (627,948)	$ —	$ (627,948)	$—

Sirios Focus Fund
Assets
Common Stocks
Aerospace & Defense	$ 116,799	$ —	$ 116,799	$—
Airlines	316,500	316,500	—	—
Apparel	103,549	103,549	—	—
Auto Manufacturers	178,280	178,280	—	—
Auto Parts & Equipment	212,203	212,203	—	—
Banks	572,932	572,932	—	—
Beverages	477,845	477,845	—	—
Building Materials	219,422	219,422	—	—
Chemicals	61,541	61,541	—	—
Commercial Services	694,939	694,939	—	—
Computers	114,104	114,104	—	—
Diversified Financial Services	769,382	57,903	711,479	—
Electronics	92,824	92,824	—	—
Environmental Control	80,217	80,217	—	—
Healthcare-Products	1,627,147	1,627,147	—	—
Home Builders	165,169	165,169	—	—
Internet	487,690	487,690	—	—
Leisure Time	417,279	417,279	—	—
Media	74,604	74,604	—	—

28

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

Funds	Total Value at 09/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sirios Focus Fund (continued)
Assets (continued)
Oil & Gas Services	$ 256,501	$ 256,501	$ —	$—
Pharmaceuticals	693,441	693,441	—	—
Retail	831,063	831,063	—	—
Semiconductors	1,103,555	1,103,555	—	—
Software	931,726	931,726	—	—
Telecommunications	323,298	187,685	135,613	—
Toys/Games/Hobbies	42,023	42,023	—	—
Transportation	126,117	126,117	—	—
Derivatives:
Equity Contracts
Total Return Swap Contract	57,862	—	57,862	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	29,426	—	29,426	—

Total Assets	$11,177,438	$10,126,259	$1,051,179	$—

Liabilities
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	$ (1,416)	$ —	$ (1,416)	$—

Total Liabilities	$ (1,416)	$ —	$ (1,416)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the

29

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Funds by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Funds.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency

30

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

translation rates. Each Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. Each Fund utilized Forward Contracts for hedging purposes to protect each Fund’s return against adverse currency movements.

For the year ended September 30, 2021, the Funds’ average monthly volume of forward foreign currency contracts were as follows:

	Forward Foreign Currency Contracts - Purchased	Forward Foreign Currency Contracts - Sold
Sirios Long/Short Fund	$698,157	$3,392,972
Sirios Focus Fund	$184,481	$1,219,384

Purchased Options — The Funds may purchase option contracts. They are subject to interest rate and other risk exposure in the normal course of pursuing their investment objectives. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

For the year ended September 30, 2021, the daily average volume of purchased options for the Sirios Long/Short Fund was $6,386. As of September 30, 2021, the Sirios Long/Short Fund and the Sirios Focus Fund had no purchased options.

Total Return Swaps — Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). The Funds used total return swaps to enhance returns, obtain short exposure as part of the Funds’ strategy and for market exposure.

For the year ended September 30, 2021, the quarterly average volume of the total return swaps were as follows:

	Notional Amount - Long	Notional Amount - Short
Sirios Long/Short Fund	$779,967	$10,495,190
Sirios Focus Fund	265,029	—

As of September 30, 2021, the Sirios Long/Short Fund and the Sirios Focus Fund had securities pledged as collateral for total return swaps and forward foreign currency contracts totaling $5,098,603 and $201,766, respectively.

Counterparty Risk — Certain of the derivatives entered into by each Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in a Fund to decrease. In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. Each Fund is neither restricted from

31

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of each Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by each Fund.

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that each Fund will not sustain a loss on a transaction as a result.

Liquidity Risk — Each Fund may be subject to liquidity risk primarily due to investments in derivatives. Each Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, each Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of each Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, each Fund may be exposed to the risk of additional losses due to such delays.

Master Netting Agreement — In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, each Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements. The result would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements — For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by each Fund and the counterparty. Cash collateral that has been pledged to cover obligations of each Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by each Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of each Fund. Any additional required collateral is delivered to/pledged by each Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to each Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent each Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

32

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

The following tables present derivative assets and liabilities net of amounts available for offset under a master netting agreement and any related collateral received or posted by each Fund for forward foreign currency contracts and total return swaps as of September 30, 2021:

Counterparty	Derivative Assets - Gross	Derivative Available for Offset	Collateral Received	Derivative Assets - Net*

Sirios Long/Short Fund Morgan Stanley	$382,335	$(382,335)	$—	$ —

Sirios Focus Fund Morgan Stanley	$ 87,288	$ (1,416)	$—	$85,872

*	Net amount represents the net receivable from the counterparty in the event of a default.

Counterparty	Derivative Liabilities - Gross	Derivative Available for Offset	Collateral Posted	Derivative Liabilities - Net **

Sirios Long/Short Fund Morgan Stanley	$(627,948)	$382,335	$245,613	$—

Sirios Focus Fund Morgan Stanley	$ (1,416)	$ 1,416	$ —	$—

**	Net amount represents the net payable to the counterparty in the event of a default.

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Short Sales — Each Fund may sell securities short. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.

As of September 30, 2021, the Sirios Long/Short Fund and the Sirios Focus Fund had no securities sold short.

33

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security.

Disclosures About Derivative Instruments and Hedging Activities

The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, each Fund’s derivative instruments as of September 30, 2021.

The following table lists the fair values of each Fund’s derivative holdings as of September 30, 2021 grouped by contract type and risk exposure category.

Sirios Long/Short Fund Derivative Type	Location Statement of Assets and Liabilities	Equity Risk	Foreign Currency Risk	Total

Asset Derivatives

Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$74,946	$74,946

Swap Contracts	Unrealized appreciation on swap contracts	307,389	—	307,389

Total Value - Assets		$307,389	$74,946	$382,335

Liability Derivatives

Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$(3,918)	$(3,918)

Swap Contracts	Unrealized depreciation on swap contracts	(624,030)	—	(624,030)

Total Value - Liabilities		$(624,030)	$(3,918)	$(627,948)

Sirios Focus Fund Derivative Type	Location Statement of Assets and Liabilities	Equity Risk	Foreign Currency Risk	Total

Asset Derivatives

Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$29,426	$29,426

Swap Contracts	Unrealized appreciation on swap contracts	57,862	—	57,862

Total Value - Assets		$57,862	$29,426	$87,288

Liability Derivatives

Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$—	$(1,416)	$(1,416)

Swap Contracts	Unrealized depreciation on swap contracts	—	—	—

Total Value - Liabilities		$—	$(1,416)	$(1,416)

34

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

The following table lists the amounts of realized gains or losses included in net decrease in net assets resulting from operations for the year ended September 30, 2021, grouped by contract type and risk exposure.

Sirios Long/Short Fund Derivative Type	Location Statement of Operations	Equity Risk	Foreign Currency Risk	Total
Realized Gain(Loss)
Forward Foreign Currency Contracts	Net realized gain/(loss) from forward foreign currency contracts	$—	$(28,732)	$(28,732)
Purchased Options	Net realized gain/(loss) from investments	342	—	342
Swap Contracts	Net realized gain/(loss) from swap contracts	(3,932,590)	—	(3,932,590)
Total Realized Loss		$(3,932,248)	$(28,732)	$(3,960,980)

Sirios Focus Fund Derivative Type	Location Statement of Operations	Equity Risk	Foreign Currency Risk	Total
Realized Gain(Loss)
Forward Foreign Currency Contracts	Net realized gain/(loss) from forward foreign currency contracts	$ —	$18,496	$18,496
Swap Contracts	Net realized gain/(loss) from swap contracts	7,044	—	7,044
Total Realized Gain		$7,044	$18,496	$25,540

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net decrease in net assets resulting from operations for the year ended September 30, 2021, grouped by contract type and risk exposure.

Sirios Long/Short Fund Derivative Type	Location Statement of Operations	Equity Risk	Foreign Currency Risk	Total
Change in Appreciation (Depreciation)
Forward Foreign Currency Contracts	Net change in unrealized appreciation on forward foreign currency contracts	$—	$41,804	$41,804
Swap Contracts	Net change in unrealized appreciation on swap contracts	924,379	—	924,379
Total Change in Appreciation (Depreciation)		$924,379	$41,804	$966,183

Sirios Focus Fund Derivative Type	Location Statement of Operations	Equity Risk	Foreign Currency Risk	Total
Change in Appreciation (Depreciation)
Forward Foreign Currency Contracts	Net change in unrealized appreciation on forward foreign currency contracts	$ —	$28,010	$28,010
Swap Contracts	Net change in unrealized appreciation on swap contracts	57,862	—	57,862
Total Change in Appreciation (Depreciation)		$57,862	$28,010	$85,872

35

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

2. Transactions with Related Parties and Other Service Providers

Sirios Capital Management, L.P. (“Sirios”) serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser earns a monthly fee at the annual rate of 1.35% of the Sirios Long/Short Fund’s average daily net assets; and 0.90% of the Sirios Focus Fund’s average daily net assets. The Adviser has contractually agreed to reduce its compensation and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2022 for the Sirios Long/Short Fund and February 1, 2022 for the Sirios Focus Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for each Fund. The Adviser is permitted to seek recoupment from each Fund for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless each Fund’s expenses are below the Expense Limitation. As of September 30, 2021, the amount of potential recovery was as follows:

	Expiration
	09/30/2022	09/30/2023	09/30/2024	Total
Sirios Long/Short Fund	$202,406	$231,152	$230,327	$663,885
Sirios Focus Fund	—	—	105,845	105,845

For the year ended September 30, 2021, the Adviser earned advisory fees of $385,703 and $79,666 for the Sirios Long/Short Fund and the Sirios Focus Fund, respectively. For the year ended September 30, 2021, the Adviser waived fees and/or reimbursed expenses of $230,327 and $105,845 for the Sirios Long/Short Fund and the Sirios Focus Fund, respectively.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the Sirios Focus Fund, BNY Mellon accrued administration and accounting fees totaling $56,138 and waived fees totaling $17,576; and accrued custodian fees totaling $13,000 and waived fees totally $3,767 for the period ended September 30, 2021.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the Sirios Focus Fund, BNY Mellon accrued transfer agent fees totaling $22,577 and waived fees totaling $6,027 for the period ended September 30, 2021.

BNY Mellon and the Transfer Agent have the ability to recover such amounts previously waived, if the Sirios Focus Fund terminates its agreements with BNY Mellon and the Transfer Agent within three years of commencing operations. As of September 30, 2021, the amount of potential recovery was $27,370. The ability to recover such amounts previously waived expires on December 16, 2023.

The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer Agent fees in the Statements of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

36

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended September 30, 2021, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Sirios Long/Short Fund	$33,589,434	$36,577,334
Sirios Focus Fund	19,631,033	10,161,098

4. Capital Share Transactions

For year/period ended September 30, 2021 and for the year ended September 30, 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Sirios Long/Short Fund:
Institutional Class
Sales	—	$—	9,524	$101,517
Reinvestments	22,127	241,186	13,436	144,436
Redemptions	(12,430)	(135,274)	(17,953)	(186,965)

Net increase	9,697	$105,912	5,007	$58,988

	For the Period Ended September 30, 2021*
	Shares	Amount
Sirios Focus Fund:
Institutional Class
Sales	1,000,000	$10,000,000
Reinvestments	—	—
Redemptions	—	—

Net increase	1,000,000	$10,000,000

*	The Sirios Focus Fund commenced operations on December 16, 2020

37

SIRIOS FUNDS

Notes to Financial Statements (Continued)

September 30, 2021

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended September 30, 2021, there were no reclassifications between components of total distributable earnings and paid in capital.

For the year ended September 30, 2021, the tax character of distributions paid by the Sirios Long/Short Fund was $195,719 of ordinary income dividends and $45,467 of long-term capital gains. The Sirios Focus Fund had no distributions for the year ended September 30, 2021. For the year ended September 30, 2020, the tax character of distributions paid by the Sirios Long/Short Fund was $144,660 of ordinary income dividends.

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Sirios Long/Short Fund	$—	$993,968	$3,294,405	$(44,460)
Sirios Focus Fund	765,510	—	913,164	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

As of the September 30, 2021, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sirios Long/Short Fund	$26,368,521	$4,515,601	$(1,221,196)	3,294,405
Sirios Focus Fund	10,234,833	1,254,485	(341,321)	913,164

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2021, any amount of losses elected within the tax return will not be recognized federal income tax purposes until October 1, 2021. For the year ended September 30, 2021, the Sirios Long/Short Fund and the Sirios Focus Fund had late year ordinary loss deferrals of $44,460 and $0, respectively.

38

SIRIOS FUNDS

Notes to Financial Statements (Concluded)

September 30, 2021

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2021, the Funds did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

39

SIRIOS FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Sirios Long/Short Fund and Sirios Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sirios Long/Short Fund and Sirios Focus Fund (collectively referred to as the “Funds”), (two of the series constituting FundVantage Trust (the “Trust”)), including the portfolios of investments, as of September 30, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the Funds constituting FundVantage Trust) at September 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual series constituting FundVantage Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Sirios Long/Short Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the three years ended September 30, 2021 and the period May 3, 2018 (commencement of operations) to September 30, 2018
Sirios Focus Fund	For the period from December 16, 2020 (commencement of operations) through September 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sirios investment companies since 2018.

Philadelphia, Pennsylvania

November 24, 2021

40

SIRIOS FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. For the year ended September 30, 2021, the tax character of distributions paid by the Sirios Long/Short Fund was $195,719 of ordinary income dividends and $45,467 of long-term capital gains. The Sirios Focus Fund had no distributions for the year ended September 30, 2021. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Sirios Long/Short Fund and the Sirios Focus Fund designated $1,029,757 and $0, respectively, as long-term capital gains distributions during the year ended September 30, 2021. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes..

The Sirios Long/Short Fund and the Sirios Focus Fund designate 100.00% and 0.00%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for the Sirios Long/Short Fund and the Sirios Focus Fund are 100.00% and 0.00%, respectively.

The percentage of ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004 for the Sirios Long/Short Fund and the Sirios Focus Fund are 100.00% and 0.00%, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

41

SIRIOS FUNDS

Statement Regarding Liquidity Risk Management Program

(Unaudited)

On October 16, 2016, the Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Sirios Long/Short Fund and the Sirios Focus Fund (each a “Fund”, and together, the “Funds”), met on September 21-22, 2021 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Funds, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Funds’ Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2021 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of each Fund’s portfolio holdings, a HLIM was not currently required for the Funds.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:

A. Each Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed each Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on each Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish each Fund’s reasonably anticipated trading size. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration each Fund’s shareholder ownership concentration and the fact that the shares of the Funds are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that each Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in each Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Funds does not currently have a borrowing or other credit funding arrangement.

42

SIRIOS FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 640-5704 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

43

SIRIOS FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 640-5704.

44

SIRIOS FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5704.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	31

Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	31	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

45

SIRIOS FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	31

Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	31

Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

46

SIRIOS FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	31

Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

47

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Sirios Capital Management, L.P.

One International Place

Boston, MA 02110

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

SIR-0921

TOBAM Emerging Markets Fund

of

FundVantage Trust

Class I

ANNUAL REPORT

September 30, 2021

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TOBAM EMERGING MARKETS FUND

Annual Investment Adviser’s Report

September 30, 2021

(Unaudited)

Dear Shareholders,

Portfolio Performance

For the year ending September 30, 2021, the TOBAM Emerging Markets Fund (the “Fund”) returned 11.05%, compared to a 18.20% return for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Net Total Return Index’s (“MSCI® EM Net TR Index”), corresponding to an underperformance of 7.15% relative to the Fund’s benchmark.

* 1 year net return as of 09/30/2021
Fund’s return	11.05%	MSCI® EM Index return	18.20%
* 1 year volatility as of 09/30/2021
Fund’s return	14.95%	MSCI® EM Net TR Index volatility	15.66%

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call (844) 282-6161.

For the year ended September 30, 2021, the main trading themes in Emerging Markets were ex-China mega-cap outperformance, the Chinese tech crackdown and COVID-19 continuing to rage in many Emerging Market countries. The virus has had secondary effects on overwhelmed healthcare systems that cannot sufficiently treat patients, which is why mortality rates amongst women and children have been rising. Widespread vaccination programs will likely be unrealistic for many citizens in emerging market countries in the near future. This impedes investor confidence in these more vulnerable economies.

Over the last quarter of 2020, equity markets saw strong growth with the MSCI® EM Net TR Index up a staggering +19.7%. Over the quarter the mega-cap performance was a mixed bag with Samsung returning over 50% in the quarter and the Chinese tech giant Alibaba falling drastically by -20%. However, the second largest bias of the benchmark, the Financial sector, outperformed and drove the benchmark’s performance over the quarter.

The first quarter of 2021 reflation/recovery trade caused the benchmark’s biases toward Financials and Materials (specifically, Commodities) to be rewarded. Simultaneously, the benchmark’s bias to its top 5 holdings (which together account for over a quarter of the benchmark in terms of weight) increased as three out of the five outperformed massively. The outperformance of the mega-cap stocks was coupled with the significant increase in weight of very few sectors, and within these sectors a limited number of stocks.

In the second and third quarters of 2021 mega-cap stocks underperformed across the board with the exception of Taiwan Semiconductor. The tech crackdown by the Chinese government coupled with investors’ fears that their valuations are excessively high, drove the mega-cap tech stocks down over the second and third quarters of 2021.

Management Policy of the Fund

The Adviser seeks to enhance the Fund’s portfolio diversification in terms of various risk metrics by applying a systematic, quantitative investment approach designed to identify securities of emerging market issuers included in the MSCI® EM Net TR Index that have the lowest possible correlation to each other for inclusion in the Fund’s portfolio.

From September 30, 2020 to September 30, 2021, the relative return of the Fund vs. the benchmark was -7.15%. Over the year, the MSCI® EM Net TR Index remained significantly biased toward Financials, Energy, Communication Services and Information Technology. These biases toward Financials and Energy were rewarded and this was not beneficial for our strategy. The benchmark’s bias to its top 5 holdings and the Financial sector were the primary reason for the underperformance of the strategy and this has led an even more concentrated benchmark.

1

TOBAM EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

September 30, 2021

(Unaudited)

The high market concentration into the mega-caps provides an environment that is adverse to the Fund. We feel the persistent uncertainty and dispersion in Emerging Markets provides outperformance opportunities for a diversified portfolio.

Since commencement of operations on April 25, 2017, the Fund underperformed the MSCI® EM Index by -2.32% annualized as a result of the benchmark’s biases discussed earlier.

Portfolio Changes

The strategy is rebalanced on a quarterly basis. For the fiscal year ended September 30, 2021, the Fund’s portfolio turnover was 42%.

Dividend Distribution

The Fund will distribute a dividend following for the 2021 fiscal year according to the following schedule:

Distribution	Record Date	Ex-Date	Payment Date

Ordinary income	8 December 2021	9 December 2021	10 December 2021

Outlook

We don’t expect any major change in the management of the Fund in the coming months.

Sincerely,

TOBAM, Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2021 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

TOBAM’s quantitative investment process is supported by extensive proprietary computer code. TOBAM’s researchers, software developers, and IT teams follow a structured design, development, testing, change control, and review process during the development of its systems and the implementation within our investment process. These controls and their effectiveness are subject to regular internal reviews. However, despite these extensive controls it is possible that errors may occur in coding and within the investment process, as is the case with any complex software or data-driven model, and no guarantee or warranty can be provided that any quantitative investment model is completely free of errors. Any such errors could have a negative impact on investment results.

2

TOBAM EMERGING MARKETS FUND

Annual Report

Performance Data

September 30, 2021

(Unaudited)

Comparison of Change in Value of $500,000 (investment minimum) Investment in

TOBAM Emerging Markets Fund ’s Class I vs.

Morgan Stanley Capital International (“MSCI®”) Emerging Markets Net Total Return Index (“MSCI® EM Net TR Index”)

Average Annual Total Returns for the Periods Ended September 30, 2021
	1 Year	3 Years	Since Inception
Class I	11.05%	3.03%	5.88	%*
MSCI® EM Net TR Index	18.20%	8.58%	8.20	%**

*	The TOBAM Emerging Markets Fund (the “Fund”) Class I shares commenced operation on April 25, 2017.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (844) 282-6161. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.17% and 1.10%, respectively, of the Fund’s average daily net assets for Class I shares. These ratios are stated in the current prospectus dated February 1, 2021, and may differ from the actual expenses incurred by the Fund for the period covered by this report. TOBAM (“TOBAM” or the “Adviser”) has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.10% with respect to Class I shares, of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in effect until January 31, 2022, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. The Adviser may recoup, subject to approval by the Board of Trustees, any expenses or fees it has waived or reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

A 1.00% redemption fee applies to shares redeemed within 30 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Morgan Stanley Capital International Emerging Markets Net Total Return Index (“MSCI® EM Net TR Index”). The MSCI® EM Net TR Index is a free float-adjusted, market capitalization-weighted

3

TOBAM EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

September 30, 2021

(Unaudited)

index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America, and the Middle East. An index is unmanaged and it is not possible to invest in an index. All mutual fund investing involves risk, including possible loss of principal.

4

TOBAM EMERGING MARKETS FUND

Fund Expense Disclosure

September 30, 2021

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2021 through September 30, 2021 and held for the entire period.

Actual Expenses

The first line the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Annualized Expense Ratio	Expenses Paid During Period*
TOBAM Emerging Markets Fund
Class I
Actual	$1,000.00	$ 975.20	1.10%	$5.45
Hypothetical (5% return before expenses)	1,000.00	1,019.55	1.10%	5.57

*

Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2021 of 1.10% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of (2.48)% for Class I shares.

5

TOBAM EMERGING MARKETS FUND

Portfolio Holdings Summary Table

September 30, 2021

(Unaudited)

The following table presents a summary by industry group of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Pharmaceuticals	12.1%	$14,653,542
Telecommunications	7.8	9,490,463
Food	6.2	7,550,852
Software	5.4	6,572,301
Biotechnology	4.8	5,831,079
Banks	4.5	5,415,585
Semiconductors	4.4	5,409,132
Computers	3.7	4,510,687
Transportation	3.5	4,316,605
Gas	3.5	4,248,730
Retail	3.3	4,039,402
Internet	3.3	3,967,046
Mining	3.1	3,755,179
Electronics	3.1	3,737,207
Oil & Gas	3.0	3,676,164
Healthcare-Products	1.8	2,138,180
Energy-Alternate Sources	1.7	2,116,478
Miscellaneous Manufacturing	1.7	2,112,701
Auto Manufacturers	1.7	2,084,439
Apparel	1.7	2,080,226
Healthcare-Services	1.6	1,970,143
Beverages	1.5	1,837,237
Chemicals	1.4	1,646,097
Shipbuilding	1.3	1,625,676
Electric	1.3	1,563,216
Diversified Financial Services	1.2	1,419,985
Forest Products & Paper	1.2	1,403,113
Agriculture	1.0	1,205,454
Water	0.8	989,134
Home Furnishings	0.8	982,479
Cosmetics/Personal Care	0.8	926,842
Commercial Services	0.7	823,088
Airlines	0.7	799,343
Iron/Steel	0.6	706,123
Auto Parts & Equipment	0.6	670,740
Machinery-Construction & Mining	0.4	526,331
Leisure Time	0.4	496,662
Engineering & Construction	0.4	473,726
Housewares	0.3	424,355
Electrical Components & Equipments	0.3	350,938
Textiles	0.2	264,624
Insurance	0.2	245,414
Machinery-Diversified	0.2	218,190
Household Products/Wares	0.1	171,210
Investment Companies	0.1	137,517
Metal Fabricate/Hardware	0.1	116,756

The accompanying notes are an integral part of the financial statements.

6

TOBAM EMERGING MARKETS FUND

Portfolio Holdings Summary Table (Concluded)

September 30, 2021

(Unaudited)

	% of Net
	Assets	Value
Total Common Stocks	98.5%	$119,700,391

RIGHTS	0.0	21,892

Other Assets in Excess of Liabilities	1.5	1,865,104

NET ASSETS	100.0%	$121,587,387

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

TOBAM EMERGING MARKETS FUND

Portfolio of Investments

September 30, 2021

	Number
	of Shares	Value
COMMON STOCKS — 98.5%
Brazil — 2.8%
Atacadao SA	144,400	$468,009
CCR SA	122,100	263,000
Raia Drogasil SA	300,100	1,281,242
Suzano SA*	141,500	1,403,113

		3,415,364

China — 33.1%
51job, Inc., ADR*	4,237	294,599
Bank of Hangzhou Co. Ltd., Class A	104,600	240,312
BeiGene Ltd., ADR*	4,863	1,765,269
Beijing Roborock Technology Co. Ltd., Class A	1,000	109,395
Bosideng International Holdings Ltd.	914,000	646,456
By-health Co. Ltd., Class A	29,100	127,216
CanSino Biologics, Inc., Class H*	24,200	855,961
Changchun High & New Technology Industry Group, Inc., Class A	7,100	300,687
China Baoan Group Co. Ltd., Class A	42,100	123,543
China CSSC Holdings Ltd., Class A	82,300	318,583
China Feihe Ltd.	228,000	384,301
China Gas Holdings Ltd.	192,800	569,424
China Literature Ltd.*	100,800	764,970
China Mengniu Dairy Co. Ltd.	60,000	386,390
China Northern Rare Earth Group
High-Tech Co. Ltd., Class A	61,700	417,076
China Resources Beer Holdings Co. Ltd.	96,000	710,020
China Resources Gas Group Ltd.	288,000	1,513,132
China Yangtze Power Co. Ltd., Class A	279,311	948,943
Chongqing Changan Automobile Co. Ltd., Class A	106,260	273,219
Chongqing Zhifei Biological Products Co. Ltd., Class A	28,488	696,503
COSCO SHIPPING Holdings Co. Ltd., Class A*	85,130	224,994
ENN Energy Holdings Ltd.	85,000	1,401,946
Founder Securities Co. Ltd., Class A	138,400	174,765
Gigadevice Semiconductor Beijing, Inc., Class A	11,900	265,421
GoerTek, Inc., Class A	63,100	418,181
GOME Retail Holdings Ltd.*	3,647,000	340,180
Great Wall Motor Co. Ltd., Class A	39,100	316,937

	Number
	of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
Guangdong Investment Ltd.	758,000	$989,134
Guangdong Kinlong Hardware Products Co. Ltd., Class A	5,500	116,756
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	12,200	147,786
Hangzhou First Applied Material Co. Ltd., Class A	16,563	322,524
Hangzhou Silan Microelectronics Co. Ltd., Class A	24,100	211,394
Hengan International Group Co. Ltd.	96,000	511,930
Huadong Medicine Co. Ltd., Class A	32,700	149,978
Hualan Biological Engineering, Inc., Class A	34,907	150,266
I-Mab, SP ADR*	8,900	645,161
Industrial & Commercial Bank of China Ltd., Class H	547,000	303,215
Industrial Bank Co. Ltd., Class A	155,700	438,086
Ingenic Semiconductor Co. Ltd., Class A	8,100	159,976
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A*	856,200	415,995
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	162,000	142,806
Innovent Biologics, Inc.*	32,000	308,168
iQIYI, Inc., ADR*	91,802	737,170
JCET Group Co. Ltd., Class A	34,200	168,214
Jiangsu Eastern Shenghong Co. Ltd., Class A	61,300	264,624
Juewei Food Co. Ltd., Class A	11,500	113,609
Kingdee International Software Group Co. Ltd.*	244,000	812,437
Kuang-Chi Technologies Co. Ltd., Class A*	38,500	133,811
Lingyi iTech Guangdong Co., Class A	136,900	136,256
LONGi Green Energy Technology Co. Ltd., Class A	51,080	649,299
Maxscend Microelectronics Co. Ltd., Class A	6,080	328,510
Metallurgical Corp. of China Ltd., Class A	336,400	225,703
Microport Scientific Corp.	83,700	469,325

The accompanying notes are an integral part of the financial statements.

8

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
Montage Technology Co. Ltd., Class A	13,200	$120,711
Muyuan Foods Co. Ltd., Class A	95,884	763,249
National Silicon Industry Group Co. Ltd., Class A*	37,012	162,599
NAURA Technology Group Co. Ltd., Class A	8,500	476,641
New Hope Liuhe Co. Ltd., Class A*	83,500	190,001
Pinduoduo, Inc., ADR*	2,473	224,227
Ping An Healthcare and Technology Co. Ltd.*	101,200	659,633
Postal Savings Bank of China Co. Ltd., Class H	2,188,000	1,504,152
Sanan Optoelectronics Co. Ltd., Class A	82,500	402,514
Sangfor Technologies, Inc., Class A	7,558	274,526
SG Micro Corp., Class A	4,100	210,033
Shandong Gold Mining Co. Ltd., Class A	67,568	205,264
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	652,000	1,156,925
Shanghai Electric Group Co. Ltd., Class A	237,200	190,218
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	35,500	285,793
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	72,000	368,593
Shanxi Meijin Energy Co. Ltd., Class A*	82,300	135,539
Shengyi Technology Co. Ltd., Class A	37,300	124,382
Shenzhen Goodix Technology Co. Ltd., Class A	7,600	129,984
Shenzhen Kangtai Biological Products Co. Ltd., Class A	12,400	210,823
Shenzhou International Group Holdings Ltd.	12,900	273,783
Sichuan Swellfun Co. Ltd., Class A	8,800	172,067
Silergy Corp.	4,000	581,814
StarPower Semiconductor Ltd., Class A	2,800	174,863
Sungrow Power Supply Co. Ltd., Class A	26,400	600,002
Sunwoda Electronic Co. Ltd., Class A	28,300	162,646

	Number of Shares	Value
COMMON STOCKS — (Continued)
China — (Continued)
Suzhou Maxwell Technologies Co. Ltd., Class A	1,691	$158,436
TBEA Co. Ltd., Class A	57,900	215,399
Thunder Software Technology Co. Ltd., Class A	6,400	123,231
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	50,700	358,231
Tingyi Cayman Islands Holding Corp.	620,000	1,152,774
Unigroup Guoxin Microelectronics Co. Ltd., Class A	10,500	334,525
Vipshop Holdings Ltd., ADR*	61,519	685,322
Walvax Biotechnology Co. Ltd., Class A	25,900	251,334
Want Want China Holdings Ltd.	1,483,000	1,119,787
Wens Foodstuffs Group Co. Ltd., Class A	112,820	252,204
Will Semiconductor Co. Ltd. Shanghai, Class A	15,441	576,322
Wingtech Technology Co. Ltd., Class A	23,700	341,549
Yonyou Network Technology Co. Ltd., Class A	62,290	318,955
Zai Lab Ltd., ADR*	5,200	548,028
Zhaojin Mining Industry Co. Ltd., Class H	315,500	222,124
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	22,000	218,190

		40,277,949

Colombia — 0.1%
Grupo de Inversiones Suramericana SA	24,469	137,517

Greece — 0.4%
JUMBO SA	26,678	434,390

India — 21.3%
Adani Green Energy Ltd.*	39,818	614,273
Adani Total Gas Ltd.	39,860	764,228
Apollo Hospitals Enterprise Ltd.	3,784	227,725
Aurobindo Pharma Ltd.	72,115	701,522
Avenue Supermarts Ltd.*	23,178	1,323,064
Bandhan Bank Ltd.	156,466	592,502
Bharat Petroleum Corp. Ltd.	236,598	1,371,797
Bharti Airtel Ltd.*	148,411	1,371,916
Cipla Ltd.	117,266	1,550,404
Container Corp. Of India Ltd.	59,973	566,110

The accompanying notes are an integral part of the financial statements.

9

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Continued)

September 30, 2021

	Number of Shares	Value
COMMON STOCKS — (Continued)
India — (Continued)
Dr Reddy’s Laboratories Ltd.	27,395	$1,797,116
Eicher Motors Ltd.	28,677	1,072,720
Godrej Consumer Products Ltd.*	19,014	263,008
HCL Technologies Ltd.	87,270	1,496,807
Hero MotoCorp Ltd.	13,024	496,662
Hindustan Petroleum Corp. Ltd.	192,932	777,745
Indian Oil Corp. Ltd.	506,791	850,462
Indus Towers Ltd.	203,511	841,263
InterGlobe Aviation Ltd.*	29,416	799,343
Ipca Laboratories Ltd.	16,355	529,338
Jubilant Foodworks Ltd.	3,858	209,492
Lupin Ltd.	68,638	876,155
Sun Pharmaceutical Industries Ltd.	170,756	1,879,102
Tata Consultancy Services Ltd.	32,293	1,636,553
Tech Mahindra Ltd.	94,644	1,752,242
United Spirits Ltd.*	83,482	955,150
Yes Bank Ltd.*	3,501,611	588,295

		25,904,994

Indonesia — 0.7%
Telkom Indonesia Persero Tbk PT	1,413,300	361,898
Tower Bersama Infrastructure Tbk PT	1,380,600	284,482
Unilever Indonesia Tbk PT	620,800	171,210

		817,590

Malaysia — 3.5%
Axiata Group Bhd	810,485	753,783
Hartalega Holdings Bhd	377,300	554,257
Kossan Rubber Industries	394,700	217,785
Maxis Bhd	678,600	760,213
Public Bank Bhd	832,200	809,042
Supermax Corp. Bhd	462,040	263,771
Top Glove Corp. Bhd	1,370,900	943,077

		4,301,928

Mexico — 0.4%
Grupo Financiero Banorte SAB de CV, Class O	67,300	431,321

Peru — 0.8%
Cia de Minas Buenaventura SAA, ADR*	65,079	439,934
Credicorp Ltd.	4,585	508,660

		948,594

Poland — 1.8%
CD Projekt SA	22,006	1,061,049

	Number of Shares	Value
COMMON STOCKS — (Continued)
Poland — (Continued)
Orange Polska SA*	208,357	$420,669
Polski Koncern Naftowy ORLEN SA	32,819	676,160

		2,157,878

Russia — 1.3%
PhosAgro PJSC, GDR	42,048	936,829
Polyus PJSC	3,687	604,365

		1,541,194

South Africa — 2.0%
AngloGold Ashanti Ltd.	51,474	824,656
Capitec Bank Holdings Ltd.	4,651	561,842
Gold Fields Ltd.	100,067	820,252
Harmony Gold Mining Co. Ltd.	71,178	221,508

		2,428,258

South Korea — 12.6%
Alteogen, Inc.*	7,232	438,671
Amorepacific Corp.	4,438	663,834
Celltrion Healthcare Co. Ltd.*	14,429	1,319,810
Celltrion Pharm, Inc.*	5,180	634,157
Celltrion, Inc.*	2,953	641,449
Coway Co. Ltd.	13,988	873,084
Doosan Heavy Industries &
Construction Co. Ltd.*	19,529	336,113
Green Cross Corp.	1,426	395,578
Hanmi Pharm Co. Ltd.	2,165	499,956
Hanon Systems	51,212	670,740
HLB, Inc.*	27,556	1,307,093
HMM Co. Ltd.*	22,611	637,770
Hyundai Glovis Co. Ltd.	2,824	391,122
Kia Corp.	6,242	421,563
LG Uplus Corp.	22,447	282,175
NCSoft Corp.	1,688	855,063
Netmarble Corp.	4,457	439,939
Orion Corp.	7,382	727,408
Pearl Abyss Corp.*	8,407	567,641
Samsung Biologics Co. Ltd.*	413	303,056
Samsung Fire & Marine Insurance Co. Ltd.	1,242	245,414
Seegene, Inc.	11,477	581,994
Shin Poong Pharmaceutical Co. Ltd.	9,835	468,432
SK Chemicals Co. Ltd.	2,389	566,462
SK Telecom Co. Ltd.*	2,672	725,759
Yuhan Corp.	6,923	357,447

		15,351,730

The accompanying notes are an integral part of the financial statements.

10

TOBAM EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

September 30, 2021

	Number of Shares	Value

COMMON STOCKS — (Continued)
Taiwan — 11.9%
Accton Technology Corp.	89,000	$838,786
Asustek Computer, Inc.	84,000	975,593
AU Optronics Corp.	1,546,000	969,233
Eclat Textile Co. Ltd.	39,660	859,592
Far EasTone Telecommunications Co. Ltd.	494,000	1,089,419
Feng TAY Enterprise Co. Ltd.	123,200	946,851
Inventec Corp.	816,000	751,826
Micro-Star International Co. Ltd.	81,000	373,586
momo.com, Inc.	7,000	405,695
Nien Made Enterprise Co. Ltd.	30,000	424,355
Oneness Biotech Co. Ltd.*	70,000	462,353
Taiwan High Speed Rail Corp.	588,000	623,790
Taiwan Mobile Co. Ltd.	382,000	1,354,834
United Microelectronics Corp.	815,000	1,847,401
Wan Hai Lines Ltd.	140,800	1,017,746
Wiwynn Corp.	23,000	712,213
Yang Ming Marine Transport Corp.*	203,000	855,073

		14,508,346

Thailand — 4.8%
Airports of Thailand PCL	138,400	248,023
Bangkok Dusit Medical Services PCL, Class F	2,236,200	1,499,903
Bangkok Expressway & Metro PCL	2,171,000	560,088
Berli Jucker PCL	376,800	365,308
Bumrungrad Hospital PCL	58,400	242,515
Charoen Pokphand Foods PCL	1,165,720	884,822
Energy Absolute PCL	214,600	386,217
Krungthai Card PCL	168,100	270,490
Srisawad Corp. PCL	223,400	412,888

	Number of Shares	Value

COMMON STOCKS — (Continued)
Thailand — (Continued)
Thai Union Group PCL, Class F	896,100	$574,712
True Corp. PCL	3,625,400	405,266

		5,850,232

Turkey — 1.0%
BIM Birlesik Magazalar A/S	125,668	902,978
Eregli Demir ve Celik Fabrikalari TAS	157,550	290,128

		1,193,106

TOTAL COMMON STOCKS (Cost $104,479,932)		119,700,391

RIGHTS — 0.0%
India — 0.0%
Bharti Airtel Ltd., Expires 10/22/21*	10,600	21,892

TOTAL RIGHTS (Cost $0)		21,892

TOTAL INVESTMENTS - 98.5% (Cost $104,479,932)		119,722,283
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%		1,865,104

NET ASSETS - 100.0%		$121,587,387

*	Non-income producing.

ADR	American Depositary Receipt
GDR	Global Depository Receipt
PCL	Public Company Limited
PJSC	Public Joint Stock Company
SP ADR	Sponsored American Depository Receipt

At September 30, 2021, the Fund held the following open positions in futures contracts:

Long Futures Outstanding	Expiration Date	Number of Contracts	Notional Cost	Notional Amount	Value and Unrealized Depreciation
MSCI® Emerging Markets Index	12/17/21	29	$1,871,339	$1,806,120	$(65,219)

					$(65,219)

The accompanying notes are an integral part of the financial statements.

11

TOBAM EMERGING MARKETS FUND

Statement of Assets and Liabilities

September 30, 2021

Assets
Investments, at value (Cost $104,479,932)	$119,722,283
Cash and cash equivalents	1,358,603
Foreign currency, at value (Cost $310,506)	308,263
Receivables:
Dividends and interest	236,849
Deposits for futures contracts*	270,413
Prepaid expenses and other assets	12,544

Total Assets	121,908,955

Liabilities
Payables:
Investment adviser	219,962
Audit fees	39,851
Custodian fees	29,493
Administration and accounting fees	15,905
Accrued expenses	16,357

Total Liabilities	321,568

Net Assets	$121,587,387

Net Assets Consisted of:
Capital stock, $0.01 par value	$102,872
Paid-in capital	107,203,549
Total distributable earnings	14,280,966

Net Assets	$121,587,387

Class I Shares:
Net assets	$121,587,387

Shares outstanding	10,287,249

Net asset value, offering and redemption price per share	$11.82

*	Primary risk exposure is equity index contracts.

The accompanying notes are an integral part of the financial statements.

12

TOBAM EMERGING MARKETS FUND

Statement of Operations

For the Year Ended September 30, 2021

Investment income
Dividends	$2,743,261
Less: foreign taxes withheld	(370,213)

Total investment income	2,373,048

Expenses
Advisory fees (Note 2)	981,662
Custodian fees (Note 2)	113,620
Administration and accounting fees (Note 2)	96,183
Audit fees	45,472
Trustees’ and officers’ fees (Note 2)	40,658
Legal fees	36,200
Shareholder reporting fees	30,805
Registration and filing fees	27,575
Transfer agent fees (Note 2)	24,505
Other expenses	17,851

Total expenses before waivers and reimbursements	1,414,531

Less: waivers and reimbursements (Note 2)	(63,299)

Net expenses after waivers and reimbursements	1,351,232

Net investment income	1,021,816

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments*	5,159,496
Net realized loss from foreign currency transactions	(97,206)
Net realized gain from futures contracts**	168,795
Net change in unrealized appreciation on investments***	5,314,006
Net change in unrealized depreciation on foreign currency translations	(1,521)
Net change in unrealized depreciation on futures contracts**	(8,674)

Net realized and unrealized gain on investments	10,534,896

Net increase in net assets resulting from operations	$11,556,712

*	Net realized gain from investments includes foreign capital gains tax of $13,109.
**	Primary risk exposure is equity index contracts.
***	Includes net decrease in deferred foreign capital gains tax of $14,297.

The accompanying notes are an integral part of the financial statements.

13

TOBAM EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Net increase/(decrease) in net assets from operations:
Net investment income	$1,021,816	$678,371
Net realized gains/(losses) from investments, foreign currency transactions and futures contracts	5,231,085	(2,406,984)
Net change in unrealized appreciation on investments, foreign currency translations and futures contracts	5,303,811	7,086,084

Net increase in net assets resulting from operations	11,556,712	5,357,471

Less Dividends and Distributions to Shareholders from:
Total distributable earnings:
Class I	(405,754)	(1,093,800)

Net decrease in net assets from dividends and distributions to shareholders	(405,754)	(1,093,800)

Increase in net assets derived from capital share transactions (Note 4)	5,405,721	1,093,620

Total increase in net assets	16,556,679	5,357,291

Net assets
Beginning of year	105,030,708	99,673,417

End of year	$121,587,387	$105,030,708

The accompanying notes are an integral part of the financial statements.

14

TOBAM EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period April 25, 2017* to September 30, 2017
Per Share Operating Performance
Net asset value, beginning of year/period	$ 10.68	$ 10.25	$ 11.58	$ 11.35	$ 10.00

Net investment income(1)	0.10	0.07	0.15	0.16	0.15
Net realized and unrealized gain/(loss) on investments	1.08	0.47	(0.91)	0.27	1.20

Total from investment operations	1.18	0.54	(0.76)	0.43	1.35

Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.11)	(0.12)	(0.19)	—
Net realized gains	—	—	(0.45)	(0.01)	—

Total dividends and distributions to shareholders	(0.04)	(0.11)	(0.57)	(0.20)	—

Net asset value, end of year/period	$ 11.82	$ 10.68	$ 10.25	$ 11.58	$ 11.35

Total investment return(2)	11.05%	5.30%	(6.47)%	3.79%	13.50%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$121,587	$105,031	$99,673	$49,822	$48,020
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	0.95%	0.85	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.15%	1.17%	1.20%	1.44%	1.66	%(3)
Ratio of net investment income to average net assets	0.83%	0.68%	1.48%	1.27%	3.29	%(3)
Portfolio turnover rate	42%	42%	42%	33%	14	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements

September 30, 2021

1. Organization and Significant Accounting Policies

The TOBAM Emerging Markets Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on April 25, 2017. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A, Class C and Class I Shares. As of September 30, 2021, Class A and Class C shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter ( “OTC”) market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in accordance with procedures adopted by the Trust’s Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to TOBAM (“TOBAM” or the “Adviser”) the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Exchange traded futures contracts are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

16

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2021

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of September 30, 2021, in valuing the Fund’s investments carried at fair value:

	Total Value at 09/30/21	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks
Brazil	$3,415,364	$3,415,364	$—	$—
China	40,277,949	6,656,114	33,621,835	—
Colombia	137,517	137,517	—	—
Greece	434,390	—	434,390	—
India	25,904,994	764,228	25,140,766	—
Indonesia	817,590	—	817,590	—
Malaysia	4,301,928	3,548,145	753,783	—
Mexico	431,321	431,321	—	—
Peru	948,594	948,594	—	—
Poland	2,157,878	420,669	1,737,209	—
Russia	1,541,194	936,829	604,365	—
South Africa	2,428,258	561,842	1,866,416	—
South Korea	15,351,730	—	15,351,730	—
Taiwan	14,508,346	—	14,508,346	—
Thailand	5,850,232	574,712	5,275,520	—
Turkey	1,193,106	902,978	290,128	—
Rights	21,892	—	—	21,892

Total Assets	$119,722,283	$19,298,313	$100,402,078	$21,892

Liabilities
Derivatives:
Equity Contracts
Long Futures	$(65,219)	$—	$(65,219)	$—

Total Liabilities	$(65,219)	$—	$(65,219)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially

17

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2021

from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

Futures Contracts — The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

During the reporting period, the Fund entered into futures contracts to gain exposure to various markets, as part of the Fund’s investment strategy.

For the year ended September 30, 2021, the Fund’s monthly average volume of futures bought long was $1,682,221.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Foreign Currency Translation—Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

18

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2021

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

19

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2021

2. Transactions with Related Parties and Other Service Providers

TOBAM serves as investment adviser to the Fund. For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), dividend and interest expense on securities sold short, interest, extraordinary items and brokerage commissions) do not exceed 1.10% (on an annual basis), with respect to Class I shares, of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2022, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser may recoup, subject to approval by the Board of Trustees, any expenses or fees it has waived or reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of September 30, 2021, the amount of potential recovery was as follows:

	Expiration
09/30/2022	09/30/2023	09/30/2024	Total
$88,642	$64,807	$63,299	$216,748

For the year ended September 30, 2021, the Adviser earned advisory fees of $981,662 and waived fees of $63,299.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer Agent fees in the Statement of Operations.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer, respectively, to the Trust. Alaric Compliance Services LLC (“Alaric”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Alaric are compensated for their services provided to the Trust.

20

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Continued)

September 30, 2021

3. Investment in Securities

For the year ended September 30, 2021, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$56,530,752	$50,140,392

4. Capital Share Transactions

For the years ended September 30, 2021 and 2020, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class I
Sales	659,522	$8,000,000	—	$—
Reinvestments	33,669	405,721	103,269	1,093,620
Redemptions	(237,154)	(3,000,000)	—	—

Net increase	456,037	$5,405,721	103,269	$1,093,620

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fee is retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net investment income, net realized gains and net assets are not affected by these adjustments. For the year ended September 30, 2021, there were no reclassifications between components of total distributable earnings and paid in capital.

For the year ended September 30, 2021, the tax character of distributions paid by the Fund was $405,754 of ordinary income dividends. For the year ended September 30, 2020, the tax character of distributions paid by the Fund was $1,093,800 of ordinary income dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

21

TOBAM EMERGING MARKETS FUND

Notes to Financial Statements (Concluded)

September 30, 2021

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$(1,758,888)	$911,499	$15,128,355

The differences between the book and tax basis components of distributable earnings relate primarily to outstanding wash sales loss deferrals.

As of the September 30, 2021, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund was as follows:

Federal Tax Cost	$104,589,891

Unrealized Appreciation	27,976,105
Unrealized Depreciation	(12,847,750)

Net Unrealized Appreciation	$15,128,355

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain net capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2021. For the year ended September 30, 2021, the Fund had no capital loss deferrals and no late year ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of September 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2021, the Fund had capital loss carryforward of $1,758,888, all of which are short-term losses and have an unlimited period of capital loss carryforward.

During the year ended September 30, 2021, the Fund utilized $2,796,762 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

TOBAM EMERGING MARKETS FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of TOBAM Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TOBAM Emerging Markets Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from April 25, 2017 (commencement of operations) to September 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at September 30, 2021,the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from April 25, 2017 (commencement of operations) to September 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more TOBAM investment companies since 2017.

Philadelphia, Pennsylvania

November 24, 2021

23

TOBAM EMERGING MARKETS FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended September 30, 2021, the Fund paid $405,754 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.05%.

The TOBAM Emerging Markets Fund paid foreign taxes and recognized foreign source income as follows:

	Foreign Taxes Paid	Foreign Source Income
TOBAM Emerging Markets Fund	$273,544	$2,743,569

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2021. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2022.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

24

TOBAM EMERGING MARKETS FUND

Statement Regarding Liquidity Risk Management Program

(Unaudited)

On October 16, 2016, the Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the TOBAM Emerging Markets Fund (the “Fund”), met on September 21-22, 2021 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2021 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Fund’s portfolio holdings, a HLIM was not currently required for the Fund.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:

A. The Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Fund’s reasonably anticipated trading size. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Fund’s shareholder ownership concentration and the fact that the shares of the Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that the Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Fund does not currently have a borrowing or other credit funding arrangement.

25

TOBAM EMERGING MARKETS FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 282-6161 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to their reports on Form N-PORT. The Trust’s portfolio holdings on Form N-PORT are available on the SEC’s website at http://www.sec.gov.

26

TOBAM EMERGING MARKETS FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 282-6161.

27

TOBAM EMERGING MARKETS FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an” interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (844) 282-6161.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	31	Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020.	31	Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

28

TOBAM EMERGING MARKETS FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	31	Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	31	Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

29

TOBAM EMERGING MARKETS FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Assets Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	31	Copeland Trust (registered investment company with 2 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

GUY F. TALARICO Date of Birth: 8/55	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2020.	Chief Executive Officer of Alaric Compliance Services LLC since June 2004.

30

Investment Adviser

TOBAM

49-53, Avenue des Champs-Élysées

75008 Paris, France

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Troutman Pepper Hamilton Sanders LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

TOB-0921

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $508,121 for the fiscal year ending September 30, 2021 and $574,682 for the fiscal year ending September 30, 2020, as follows:

	Fiscal Year Ending September 30, 2021	Fiscal Year Ending September 30, 2020
PricewaterhouseCoopers LLP	$426,176	$448,792
Ernst & Young LLP	$81,945	$125,890
Aggregate Fees	$508,121	$574,682

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending September 30, 2021 and $0 for the fiscal year ending September 30, 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $26,554 for the fiscal year ending September 30, 2021 and $24,869 for the fiscal year ending September 30, 2020, as follows:

	Fiscal Year Ending September 30, 2021	Fiscal Year Ending September 30, 2020
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$26,554	$24,869
Aggregate Fees	$26,554	$24,869

These fees were for Passive Foreign Investment Company (PFIC) database tax services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending September 30, 2021 and $0 for the fiscal year ending September 30, 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $254,105 for the fiscal year ending September 30, 2021 and $1,425,069 for the fiscal year ending September 30, 2020, as follows:

	Fiscal Year Ending September 30, 2021	Fiscal Year Ending September 30, 2020
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$254,105	$1,425,069
Aggregate Fees	$254,105	$1,425,069

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FundVantage Trust

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date December 3, 2021

By (Signature and Title)* /s/ T. Richard Keyes
T. Richard Keyes, Treasurer and
Chief Financial Officer
(principal financial officer)

Date December 3, 2021

* Print the name and title of each signing officer under his or her signature.